UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 070302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.94 4.83%	–0.87 4.90%	8.28 9.51%	13.27 14.16%	1.66 1.66%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.98 4.78%	–1.04 4.72%	8.14 9.37%	13.21 14.08%	1.77 1.77%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.37 4.37	2.97 3.96	8.58 8.58	13.27 13.27	2.52 2.52
Class I Shares[3]	No Sales Charge		5.00	5.15	9.76	14.48	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	1.93%	–0.40%	10.13%	13.45%
Russell 1000® Index[6]	0.22	0.34	10.81	15.21
Average Lipper Multi-Cap Core Fund[7]	–1.31	–3.51	8.53	14.67

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,048.30	$6.21	$1,018.80	$6.12

Investor Class Shares	$1,000.00	$1,047.80	$6.98	$1,018.10	$6.87

Class C Shares	$1,000.00	$1,043.70	$10.77	$1,014.30	$10.62

Class I Shares	$1,000.00	$1,050.00	$4.94	$1,020.00	$4.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Class A, 1.37% for Investor Class, 2.12% for Class C and 0.97% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Multi-Utilities	7.9%
Aerospace & Defense	7.2
Electric Utilities	6.6
Tobacco	5.4
Commercial Services & Supplies	4.7
Diversified Telecommunication Services	4.7
Oil, Gas & Consumable Fuels	4.6
Household Products	3.8
Beverages	3.7
Real Estate Investment Trusts	3.7
Semiconductors & Semiconductor Equipment	3.4
Banks	3.3
Food Products	3.3
Pharmaceuticals	3.2
Insurance	3.0
IT Services	2.1
Biotechnology	2.0
Electrical Equipment	2.0
Software	1.9
Chemicals	1.7

Industrial Conglomerates	1.5%
Diversified Financial Services	1.4
Food & Staples Retailing	1.4
Hotels, Restaurants & Leisure	1.3
Media	1.3
Health Care Providers & Services	1.2
Air Freight & Logistics	1.0
Distributors	1.0
Capital Markets	0.9
Containers & Packaging	0.9
Specialty Retail	0.9
Technology Hardware, Storage & Peripherals	0.9
Wireless Telecommunication Services	0.9
Gas Utilities	0.8
Automobiles	0.7
Communications Equipment	0.7
Health Care Equipment & Supplies	0.7
Short-Term Investment	4.1
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Philip Morris International, Inc.

2.	Lockheed Martin Corp.

3.	AbbVie, Inc.

4.	AT&T, Inc.

5.	Kimberly-Clark Corp.
6.	Verizon Communications, Inc.

7.	Raytheon Co.

8.	WEC Energy Group, Inc.

9.	PPL Corp.

10.	Johnson & Johnson

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 4.83% for Class A shares, 4.78% for Investor Class shares and 4.37% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 5.00%. For the six months ended April 30, 2016, all share classes outperformed the 1.93% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark, and the 0.22% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark. Over the same period, all share classes outperformed the –1.31% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund held securities issued by a diversified group of companies that continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The largest relative contributions came from stock selection and an underweight position relative to the Russell 1000® Value Index in the financials sector and from an overweight position relative to the benchmark in the utilities sector. (Contributions take weightings and total returns into account.) Stock selection and an underweight position made the energy sector the most significant detractor from performance relative to the Russell 1000® Value Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were Iron Mountain, Campbell Soup Company and WEC Energy. Iron Mountain is a document management/storage company. Shares outperformed on indications that the Federal Reserve would be less likely to rapidly move to increase the federal funds target range. Management decisions supported improved results when it became clear that the company would acquire Recall, a move that could boost cash generation and support an increase in the pace of free cash flow growth at the company. The dividend remained well supported, and management guidance pointed to possible increased returns should cash flow continue to increase. Campbell Soup is a global packaged-food company. Campbell demonstrated strong results despite a challenging economic environment. The company raised guidance as a result of increased cost-savings expectations. In our opinion, Campbell has evolved over the past few years, exiting slower-

growth businesses, increasing its rate of innovation and acquiring new growth engines. We believe that a diversified business model coupled with strong brands and an internal focus on cost cutting has positioned Campbell to return cash to shareholders through an attractive and growing dividend. WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. WEC Energy Group was formed after Wisconsin Energy Corporation completed its acquisition of Integrys Energy Group in June 2015. Electric utilities advanced during the reporting period, and WEC shares outperformed as the company’s strong management team continued to execute well on its integration plan. We expect WEC to deliver above-peer earnings and cash flow growth, which the company could use to reward shareholders with an attractive and growing dividend. Declining interest rates also helped share performance for the company and the utilities sector in general.

The stocks that most substantially detracted from the Fund’s absolute performance included Kinder Morgan, ConocoPhillips and Seagate Technology. Kinder Morgan is the largest energy infrastructure company in the United States. It provides pipeline transportation, storage, CO2 supply, and terminal services to other energy companies. Although the Fund’s shareholder yield strategies have held Kinder Morgan controlled pipeline companies for many years, in late November 2015 Kinder Morgan increased its equity stake in a highly leveraged affiliate, which led Moody’s to change the company’s outlook to negative. The downgrade increased the company’s cost of capital for growth projects. The company’s guidance of over $5 billion in cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to growth projects. The Fund exited its position in the company during the reporting period. ConocoPhillips is an independent exploration and production company that operates in North America, Europe, Asia and the Middle East. It explores, produces, transports and markets crude oil, natural gas, natural gas liquids (NGL), liquefied natural gas (LNG) and bitumen. Falling energy prices have significantly reduced ConocoPhillips’ cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, the Fund exited its position as the company’s balance sheet weakened and the risk of a dividend cut rose; and a cut occurred after the Fund sold its shares. Seagate is the world’s second-largest hard disk drive manufacturer. Seagate was initially hurt by the slowdown in personal computer sales, and management took steps to right-size capacity. In April, however, prereleased operating results highlighted continued worsening conditions in the data storage device industry. Although the company remained committed to its dividend and shareholder

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

yield policies, visibility for near term cash generation significantly diminished. The Fund exited its position in the stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period, including Cisco Systems and U.S. Bancorp. These positions were added to the Fund because of their favorable shareholder-yield attributes. The Fund also eliminated several positions during the reporting period, including Kinder Morgan, ConocoPhillips and Seagate.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of the Fund’s bottom-up stock selection process. During the reporting period, the most significant weighting increases were in the financials and industrials sectors. Over the same period, the Fund reduced its weightings in to the energy and materials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund remained significantly overweight in the consumer staples, utilities and industrials sectors. As of the same date, the Fund’s most significantly underweight positions were in the financials and energy sectors. The Fund continued to seek attractive returns through its holdings of securities issued by a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 95.7%†
Aerospace & Defense 7.2%
Boeing Co. (The)	2,971	$400,491
General Dynamics Corp.	4,216	592,432
Honeywell International, Inc.	5,774	659,795
♦Lockheed Martin Corp.	5,666	1,316,665
♦Raytheon Co.	9,071	1,146,121
United Technologies Corp.	4,904	511,830

		4,627,334

Air Freight & Logistics 1.0%
United Parcel Service, Inc. Class B	6,173	648,597

Automobiles 0.7%
Daimler A.G., Sponsored ADR	6,281	438,037
Daimler A.G., Registered	190	13,254

		451,291

Banks 3.3%
Commonwealth Bank of Australia, Sponsored ADR	5,085	285,828
M&T Bank Corp.	3,782	447,486
People’s United Financial, Inc.	25,920	401,760
U.S. Bancorp	11,584	494,521
Wells Fargo & Co.	9,288	464,214

		2,093,809

Beverages 3.7%
Coca-Cola Co. (The)	15,207	681,274
Coca-Cola Enterprises, Inc.	11,439	600,319
Molson Coors Brewing Co. Class B	6,281	600,652
PepsiCo., Inc.	4,868	501,209

		2,383,454

Biotechnology 2.0%
♦AbbVie, Inc.	20,836	1,270,996

Capital Markets 0.9%
BlackRock, Inc.	1,630	580,818

Chemicals 1.7%
Agrium, Inc.	4,071	350,594
Dow Chemical Co. (The)	13,721	721,862

		1,072,456

Commercial Services & Supplies 4.7%
Deluxe Corp.	12,345	775,019
R.R. Donnelley & Sons Co.	31,225	543,315
Republic Services, Inc.	13,577	639,069
Waste Management, Inc.	17,612	1,035,410

		2,992,813

	Shares	Value
Communications Equipment 0.7%
Cisco Systems, Inc.	17,141	$471,206

Containers & Packaging 0.9%
Bemis Co., Inc.	11,693	586,755

Distributors 1.0%
Genuine Parts Co.	6,354	609,793

Diversified Financial Services 1.4%
CME Group, Inc.	9,990	918,181

Diversified Telecommunication Services 4.7%
♦AT&T, Inc.	31,876	1,237,426
CenturyLink, Inc.	19,690	609,406
♦Verizon Communications, Inc.	23,313	1,187,564

		3,034,396

Electric Utilities 6.6%
Duke Energy Corp.	13,250	1,043,835
Entergy Corp.	6,281	472,206
Eversource Energy	14,990	846,036
♦PPL Corp.	28,204	1,061,598
Southern Co. (The)	9,143	458,064
Westar Energy, Inc.	6,498	335,362

		4,217,101

Electrical Equipment 2.0%
Eaton Corp. PLC	9,990	632,067
Emerson Electric Co.	11,910	650,644

		1,282,711

Food & Staples Retailing 1.4%
CVS Health Corp.	4,361	438,280
Wal-Mart Stores, Inc.	6,571	439,403

		877,683

Food Products 3.3%
Campbell Soup Co.	12,779	788,592
Hershey Co. (The)	4,107	382,403
Kraft Heinz Co. (The)	11,910	929,814

		2,100,809

Gas Utilities 0.8%
WGL Holdings, Inc.	7,368	500,213

Health Care Equipment & Supplies 0.7%
Medtronic PLC	5,991	474,188

Health Care Providers & Services 1.2%
UnitedHealth Group, Inc.	5,629	741,227

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11
†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.3%
Brinker International, Inc.	8,201	$379,870
McDonald’s Corp.	3,818	482,939

		862,809

Household Products 3.8%
Colgate-Palmolive Co.	5,013	355,522
♦Kimberly-Clark Corp.	9,845	1,232,495
Procter & Gamble Co. (The)	10,606	849,753

		2,437,770

Industrial Conglomerates 1.5%
3M Co.	5,846	978,503

Insurance 3.0%
Allianz S.E., Sponsored ADR	29,014	494,399
Arthur J. Gallagher & Co.	17,503	805,838
Marsh & McLennan Cos., Inc.	9,773	617,165

		1,917,402

IT Services 2.1%
Automatic Data Processing, Inc.	9,034	798,967
Paychex, Inc.	11,041	575,457

		1,374,424

Media 1.3%
Regal Entertainment Group Class A	20,618	429,885
Time Warner, Inc.	4,941	371,267

		801,152

Multi-Utilities 7.9%
Ameren Corp.	20,510	984,480
CMS Energy Corp.	18,771	763,604
Dominion Resources, Inc.	8,056	575,762
NiSource, Inc.	21,198	481,407
SCANA Corp.	6,825	468,809
TECO Energy, Inc.	4,971	138,045
Vectren Corp.	10,606	518,103
♦WEC Energy Group, Inc.	19,205	1,117,923

		5,048,133

Oil, Gas & Consumable Fuels 4.6%
Enterprise Products Partners, L.P.	14,772	394,265
Exxon Mobil Corp.	8,165	721,786
Occidental Petroleum Corp.	11,041	846,293
Royal Dutch Shell PLC Class A, Sponsored ADR	11,367	601,200
Spectra Energy Corp.	13,178	412,076

		2,975,620

Pharmaceuticals 3.2%
♦Johnson & Johnson	9,396	1,053,104
Merck & Co., Inc.	10,679	585,636
Pfizer, Inc.	13,070	427,520

		2,066,260

	Shares	Value
Real Estate Investment Trusts 3.7%
Corrections Corporation of America	12,055	$366,713
Iron Mountain, Inc.	27,298	997,196
Welltower, Inc.	14,990	1,040,606

		2,404,515

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	11,150	337,622
Linear Technology Corp.	8,310	369,629
Microchip Technology, Inc.	15,822	768,791
Texas Instruments, Inc.	12,671	722,754

		2,198,796

Software 1.9%
Microsoft Corp.	13,468	671,649
Oracle Corp.	14,447	575,858

		1,247,507

Specialty Retail 0.9%
Home Depot, Inc. (The)	4,433	593,534

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	5,991	561,596

Tobacco 5.4%
Altria Group, Inc.	16,778	1,052,148
♦Philip Morris International, Inc.	14,229	1,396,150
Reynolds American, Inc.	21,162	1,049,635

		3,497,933

Wireless Telecommunication Services 0.9%
Vodafone Group PLC, Sponsored ADR	18,481	605,068

Total Common Stocks (Cost $57,078,729)		61,506,853

	Principal Amount
Short-Term Investment 4.1%
Repurchase Agreement 4.1%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $2,606,869 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $2,555,000 and a Market Value of $2,663,447)	$2,606,863	2,606,863

Total Short-Term Investment (Cost $2,606,863)		2,606,863

Total Investments (Cost $59,685,592) (a)	99.8%	64,113,716
Other Assets, Less Liabilities	0.2	159,202
Net Assets	100.0%	$64,272,918

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of April 30, 2016, cost was $59,697,608 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,686,867
Gross unrealized depreciation	(270,759)

Net unrealized appreciation	$4,416,108

The following abbreviation is used in the preceding pages:

ADR	—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$61,506,853	$—	$—	$61,506,853
Short-Term Investment
Repurchase Agreement	—	2,606,863	—	2,606,863

Total Investments in Securities	$61,506,853	$2,606,863	$—	$64,113,716

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $59,685,592)	$64,113,716
Receivables:
Fund shares sold	165,897
Dividends and interest	56,739
Other assets	30,050

Total assets	64,366,402

Liabilities
Payables:
Professional fees	30,694
Manager (See Note 3)	19,112
Fund shares redeemed	17,809
Shareholder communication	6,785
NYLIFE Distributors (See Note 3)	6,583
Transfer agent (See Note 3)	5,804
Custodian	4,289
Trustees	14
Accrued expenses	2,394

Total liabilities	93,484

Net assets	$64,272,918

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$4,575
Additional paid-in capital	60,172,903

60,177,478
Distributions in excess of net investment income	(3,963)
Accumulated net realized gain (loss) on investments	(328,721)
Net unrealized appreciation (depreciation) on investments	4,428,124

Net assets	$64,272,918

Class A
Net assets applicable to outstanding shares	$15,548,352

Shares of beneficial interest outstanding	1,110,788

Net asset value per share outstanding	$14.00
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.81

Investor Class
Net assets applicable to outstanding shares	$2,115,255

Shares of beneficial interest outstanding	151,735

Net asset value per share outstanding	$13.94
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.75

Class C
Net assets applicable to outstanding shares	$3,979,965

Shares of beneficial interest outstanding	293,021

Net asset value and offering price per share outstanding	$13.58

Class I
Net assets applicable to outstanding shares	$42,629,346

Shares of beneficial interest outstanding	3,019,298

Net asset value and offering price per share outstanding	$14.12

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$476,443
Interest	191

Total income	476,634

Expenses
Manager (See Note 3)	111,482
Distribution/Service—Class A (See Note 3)	15,574
Distribution/Service—Investor Class (See Note 3)	2,359
Distribution/Service—Class C (See Note 3)	17,179
Registration	27,616
Professional fees	27,575
Transfer agent (See Note 3)	17,395
Custodian	6,513
Shareholder communication	5,683
Trustees	297
Miscellaneous	5,009

Total expenses before waiver/reimbursement	236,682
Expense waiver/reimbursement from Manager (See Note 3)	(57,198)

Net expenses	179,484

Net investment income (loss)	297,150

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(357,051)
Net change in unrealized appreciation (depreciation) on investments	1,338,875

Net realized and unrealized gain (loss) on investments	981,824

Net increase (decrease) in net assets resulting from operations	$1,278,974

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,837.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$297,150	$569,982
Net realized gain (loss) on investments	(357,051)	1,090,350
Net change in unrealized appreciation (depreciation) on investments	1,338,875	(1,296,511)

Net increase (decrease) in net assets resulting from operations	1,278,974	363,821

Dividends and distributions to shareholders:
From net investment income:
Class A	(128,358)	(273,261)
Investor Class	(17,912)	(37,984)
Class C	(21,886)	(56,033)
Class I	(92,607)	(178,236)

	(260,763)	(545,514)

From net realized gain on investments:
Class A	(485,636)	(324,193)
Investor Class	(74,090)	(50,878)
Class C	(145,357)	(93,376)
Class I	(255,774)	(234,511)

	(960,857)	(702,958)

Total dividends and distributions to shareholders	(1,221,620)	(1,248,472)

Capital share transactions:
Net proceeds from sale of shares	44,433,475	11,102,187
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,188,839	1,189,621
Cost of shares redeemed	(6,007,241)	(8,864,674)

Increase (decrease) in net assets derived from capital share transactions	39,615,073	3,427,134

Net increase (decrease) in net assets	39,672,427	2,542,483

Net Assets
Beginning of period	24,600,491	22,058,008

End of period	$64,272,918	$24,600,491

Distributions in excess of net investment income at end of period	$(3,963)	$(40,350)

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$14.06		$14.55	$13.57	$13.56	$12.68		$13.52

Net investment income (loss) (a)	0.15		0.33	0.28	0.26	0.12		0.05
Net realized and unrealized gain (loss) on investments	0.48		(0.04)	1.66	2.53	1.47		0.51

Total from investment operations	0.63		0.29	1.94	2.79	1.59		0.56

Less dividends and distributions:
From net investment income	(0.14)		(0.33)	(0.39)	(0.10)	(0.04)		(0.05)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.69)		(0.78)	(0.96)	(2.78)	(0.71)		(1.40)

Net asset value at end of period	$14.00		$14.06	$14.55	$13.57	$13.56		$12.68

Total investment return (b)	4.83	%(c)	2.06%	15.14%	25.99%	13.24%		4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28	%††	2.36%	2.05%	2.07%	0.89%		0.41%
Net expenses	1.22	%††	1.24%	1.26%	1.32%	1.31	%(d)	1.25%
Expenses (before waiver/reimbursement)	1.62	%††	1.76%	1.63%	2.03%	1.62	%(d)	1.25%
Portfolio turnover rate	10%		19%	16%	39%	50%		54%
Net assets at end of period (in 000’s)	$15,548		$12,473	$10,219	$7,272	$1,090		$534

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$14.01		$14.50	$13.52	$13.54	$12.66		$13.51

Net investment income (loss) (a)	0.14		0.32	0.25	0.25	0.13		0.04
Net realized and unrealized gain (loss) on investments	0.47		(0.05)	1.65	2.53	1.46		0.51

Total from investment operations	0.61		0.27	1.90	2.78	1.59		0.55

Less dividends and distributions:
From net investment income	(0.13)		(0.31)	(0.35)	(0.12)	(0.04)		(0.05)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.68)		(0.76)	(0.92)	(2.80)	(0.71)		(1.40)

Net asset value at end of period	$13.94		$14.01	$14.50	$13.52	$13.54		$12.66

Total investment return (b)	4.78	%(c)	1.86%	14.86%	25.95%	13.22%		4.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%††	2.26%	1.85%	2.05%	1.02%		0.27%
Net expenses	1.37	%††	1.35%	1.46%	1.47%	1.21	%(d)	1.36%
Expenses (before waiver/reimbursement)	1.77	%††	1.87%	1.83%	2.18%	1.50	%(d)	1.36%
Portfolio turnover rate	10%		19%	16%	39%	50%		54%
Net assets at end of period (in 000’s)	$2,115		$1,869	$1,610	$1,193	$444		$273

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$13.66		$14.16	$13.18	$13.34	$12.53		$13.42

Net investment income (loss) (a)	0.09		0.20	0.15	0.15	0.03		(0.05)
Net realized and unrealized gain (loss) on investments	0.46		(0.04)	1.62	2.47	1.45		0.51

Total from investment operations	0.55		0.16	1.77	2.62	1.48		0.46

Less dividends and distributions:
From net investment income	(0.08)		(0.21)	(0.22)	(0.10)	—		—
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.63)		(0.66)	(0.79)	(2.78)	(0.67)		(1.35)

Net asset value at end of period	$13.58		$13.66	$14.16	$13.18	$13.34		$12.53

Total investment return (b)	4.37	%(c)	1.13%	14.08%	24.84%	12.49%		3.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	%††	1.45%	1.10%	1.24%	0.23%		(0.42%)
Net expenses	2.12	%††	2.10%	2.21%	2.22%	1.98	%(d)	2.10%
Expenses (before waiver/reimbursement)	2.52	%††	2.62%	2.58%	2.93%	2.23	%(d)	2.10%
Portfolio turnover rate	10%		19%	16%	39%	50%		54%
Net assets at end of period (in 000’s)	$3,980		$3,762	$2,612	$1,280	$393		$208

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$14.17		$14.67	$13.68	$13.62	$12.75		$13.58

Net investment income (loss) (a)	0.13		0.38	0.32	0.39	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.53		(0.07)	1.67	2.45	1.48		0.51

Total from investment operations	0.66		0.31	1.99	2.84	1.62		0.60

Less dividends and distributions:
From net investment income	(0.16)		(0.36)	(0.43)	(0.10)	(0.08)		(0.08)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.71)		(0.81)	(1.00)	(2.78)	(0.75)		(1.43)

Net asset value at end of period	$14.12		$14.17	$14.67	$13.68	$13.62		$12.75

Total investment return (b)	5.00	%(c)	2.23%	15.42%	26.36%	13.43%		4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	2.67%	2.32%	3.15%	1.06%		0.67%
Net expenses	0.97	%††	0.99%	1.01%	1.07%	1.05	%(d)	1.00%
Expenses (before waiver/reimbursement)	1.37	%††	1.51%	1.38%	1.78%	1.10	%(d)	1.00%
Portfolio turnover rate	10%		19%	16%	39%	50%		54%
Net assets at end of period (in 000’s)	$42,629		$6,496	$7,618	$7,892	$37,430		$268,622

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

20	MainStay Epoch U.S. Equity Yield Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

21

Notes to Financial Statements (Unaudited) (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; and 0.69% in excess of $500 million. During the six-month period ended April 30, 2016, the effective management fee rate was 0.77%.

Under the previous Management Agreement, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expired on February 28, 2016.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $111,482 and waived its fees and/or reimbursed expenses in the amount of $57,198.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,646 and $1,682, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C and Investor Class shares of $239 and $100, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$5,726
Investor Class	2,323
Class C	4,229
Class I	5,117

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

22	MainStay Epoch U.S. Equity Yield Fund

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$535,072
Long-Term Capital Gain	713,400
Total	$1,248,472

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $39,687 and $2,947, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	340,647	$4,656,662
Shares issued to shareholders in reinvestment of dividends and distributions	45,285	598,573
Shares redeemed	(173,461)	(2,309,948)

Net increase (decrease) in shares outstanding before conversion	212,471	2,945,287
Shares converted into Class A (See Note 1)	13,704	189,887
Shares converted from Class A (See Note 1)	(2,732)	(38,141)

Net increase (decrease)	223,443	$3,097,033

Year ended October 31, 2015:
Shares sold	392,473	$5,590,406
Shares issued to shareholders in reinvestment of dividends and distributions	40,450	563,684
Shares redeemed	(254,511)	(3,589,726)

Net increase (decrease) in shares outstanding before conversion	178,412	2,564,364
Shares converted into Class A (See Note 1)	17,427	248,984
Shares converted from Class A (See Note 1)	(10,643)	(145,315)

Net increase (decrease)	185,196	$2,668,033

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	40,804	$549,263
Shares issued to shareholders in reinvestment of dividends and distributions	6,906	90,859
Shares redeemed	(18,428)	(247,269)

Net increase (decrease) in shares outstanding before conversion	29,282	392,853
Shares converted into Investor Class (See Note 1)	2,744	38,141
Shares converted from Investor Class (See Note 1)	(13,762)	(189,887)

Net increase (decrease)	18,264	$241,107

Year ended October 31, 2015:
Shares sold	53,868	$764,944
Shares issued to shareholders in reinvestment of dividends and distributions	6,295	87,478
Shares redeemed	(30,908)	(439,747)

Net increase (decrease) in shares outstanding before conversion	29,255	412,675
Shares converted into Investor Class (See Note 1)	10,687	145,315
Shares converted from Investor Class (See Note 1)	(17,493)	(248,984)

Net increase (decrease)	22,449	$309,006

23

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	84,577	$1,109,483
Shares issued to shareholders in reinvestment of dividends and distributions	13,042	167,066
Shares redeemed	(79,934)	(1,030,646)

Net increase (decrease)	17,685	$245,903

Year ended October 31, 2015:
Shares sold	244,050	$3,408,639
Shares issued to shareholders in reinvestment of dividends and distributions	10,970	149,194
Shares redeemed	(164,093)	(2,246,925)

Net increase (decrease)	90,927	$1,310,908

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,713,243	$38,118,067
Shares issued to shareholders in reinvestment of dividends and distributions	24,852	332,341
Shares redeemed	(177,106)	(2,419,378)

Net increase (decrease)	2,560,989	$36,031,030

Year ended October 31, 2015:
Shares sold	92,028	$1,338,198
Shares issued to shareholders in reinvestment of dividends and distributions	27,663	389,265
Shares redeemed	(180,720)	(2,588,276)

Net increase (decrease)	(61,029)	$(860,813)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The

Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life

26	MainStay Epoch U.S. Equity Yield Fund

Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as com-

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

pared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

28	MainStay Epoch U.S. Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695301 MS164-16	MSEUE10-06/16 (NYLIM) NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.70 –4.45%	–13.88 –8.87%	4.04 5.23%	3.26 3.86%	1.34 1.34%
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.78 –4.53%	–14.11 –9.11%	3.79 4.97%	2.69 3.27%	1.58 1.58%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.80 –4.89	–10.61 –9.75	4.19 4.19	2.69 2.69	2.33 2.33
Class I Shares[3]	No Sales Charge		–4.34	–8.65	5.49	3.87	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc. for periods prior to November 16, 2009.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[5]	–1.05%	–4.17%	5.96%	4.13%
Average Lipper Global Multi-Cap Core Fund[6]	–1.80	–5.80	4.62	3.56

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Global Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$955.50	$6.52	$1,018.20	$6.72

Investor Class Shares	$1,000.00	$954.70	$7.68	$1,017.00	$7.92

Class C Shares	$1,000.00	$951.10	$11.30	$1,013.30	$11.66

Class I Shares	$1,000.00	$956.60	$5.30	$1,019.40	$5.47

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Class A, 1.58% for Investor Class, 2.33% for Class C and 1.09% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	CVS Health Corp.

2.	UnitedHealth Group, Inc.

3.	Visa, Inc. Class A

4.	Synchrony Financial

5.	Vodafone Group PLC

6.	Home Depot, Inc. (The)

7.	WPP PLC

8.	Microsoft Corp.

9.	Imperial Brands PLC

10.	Diageo PLC

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned –4.45% for Class A shares, –4.53% for Investor Class shares and –4.89% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –4.34%. For the six months ended April 30, 2016, all share classes underperformed the –1.05% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –1.80% return of the Average Lipper2 Global Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund’s relative performance was hurt by stock selection in certain sectors and an underweight position relative to the MSCI World Index in the energy sector. In particular, stock selection in the industrials sector was a significant detractor. The most significant positive contributions came from stock selection in the information technology and consumer discretionary sectors. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection in the United States was the most significant detractor from the Fund’s relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Sector weights are generally the result of our bottom-up stock selection process. Energy, industrials and health care were the weakest sectors and made negative contributions to the Fund’s relative performance. Stock selection in the information technology and consumer discretionary sectors provided the most significant positive contributions to the Fund’s performance relative to the MSCI World Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Fund’s absolute performance were Applied Materials, UnitedHealth Group and Sodexo. Applied Materials, which provides equipment to almost all semiconductor companies, shook off several difficult quarters and jumped 14% after providing positive guidance during the reporting period. UnitedHealth bucked the downward trend in health care and rose 10%, as its non-

regulated Optum segment became an increasingly important driver of growth. French food services and facilities management company Sodexo signed a major new contract with Australia-based global gold mining company Rio Tinto during the reporting period, and Sodexo confirmed that it was on target to meet its medium-term guidance.

The most significant detractors from the Fund’s relative performance included Anadarko Petroleum, Accor and Gilead Sciences. Oil, gas & consumable fuels company Anadarko Petroleum, which we sold during the reporting period prior to the rebound in oil prices, provided a negative contribution to the Fund’s relative performance. Shares of Accor, the largest hotel company in Europe, declined over concerns about the price of the company’s announced acquisition of FRHI Holdings. Terrorist attacks in France also weighed on the shares, as France accounts for approximately a third of Accor’s earnings. We exited the position because we believed that the company’s outlook had become more difficult and uncertain. Shares of biotechnology company Gilead Sciences, along with other pharmaceutical stocks, came under pressure early in the reporting period amid inquiries by a U.S. Congressional Committee into drug-pricing practices. While Gilead Sciences was a significant detractor in the Fund, Gilead Sciences’ shares rebounded significantly in the second half of the reporting period, when the company reported strong results.

Did the Fund make any significant purchases or sales during the reporting period?

We added several positions during the reporting period. Among the additions were several consumer names, including new positions in media companies Time Warner and Comcast and food products company J.M. Smucker. In industrials, we initiated positions in aerospace & defense company Raytheon and Japan-based robotics company Fanuc. During the reporting period, we eliminated several positions from the Fund. Among them were previously discussed Anadarko Petroleum, Swiss pharmaceutical company Novartis and German auto components company Continental AG.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund reduced its exposure to the health care, financials and consumer discretionary sectors. Over the same period, the Fund increased its exposure to the consumer staples, information technology, telecommunication services and utilities sectors.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies focused on generating significant free cash flow and returning it to shareholders. As of April 30, 2016, the Fund’s most significantly overweight position relative to the MSCI World Index was in the information technology sector. As of the same date, the most significantly underweight positions relative to the benchmark were in financials and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 97.2%†
Belgium 3.3%
Anheuser-Busch InBev N.V. (Beverages)	61,430	$7,603,802

France 7.4%
Airbus Group S.E. (Aerospace & Defense)	108,070	6,757,747
Safran S.A. (Aerospace & Defense)	68,258	4,702,818
Sodexo S.A. (Hotels, Restaurants & Leisure)	57,950	5,851,907

		17,312,472

Hong Kong 3.1%
AIA Group, Ltd. (Insurance)	1,201,460	7,217,836

Israel 2.9%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	122,455	6,667,675

Spain 2.1%
Cellnex Telecom SAU (Diversified Telecommunication Services) (a)	291,400	4,808,151

United Kingdom 16.8%
♦Diageo PLC (Beverages)	295,125	7,960,361
♦Imperial Brands PLC (Tobacco)	147,000	7,986,936
Smith & Nephew PLC (Health Care Equipment & Supplies)	390,100	6,589,142
♦Vodafone Group PLC (Wireless Telecommunication Services)	2,568,998	8,228,097
♦WPP PLC (Media)	347,796	8,110,592

		38,875,128

United States 61.6%
Allergan PLC (Pharmaceuticals) (b)	26,013	5,633,375
Alphabet, Inc. Class C (Internet Software & Services) (b)	10,926	7,571,827
Apple, Inc. (Technology Hardware, Storage & Peripherals)	45,134	4,230,861
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	297,970	6,099,446
Comcast Corp. Class A (Media)	71,840	4,364,999
♦CVS Health Corp. (Food & Staples Retailing)	112,205	11,276,603
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	444,970	4,018,079
Danaher Corp. (Industrial Conglomerates)	59,828	5,788,359
General Dynamics Corp. (Aerospace & Defense)	24,370	3,424,472
General Electric Co. (Industrial Conglomerates)	190,167	5,847,635
Gilead Sciences, Inc. (Biotechnology)	62,115	5,479,164
♦Home Depot, Inc. (The) (Specialty Retail)	60,738	8,132,211
J.M. Smucker Co. (The) (Food Products)	25,950	3,295,131

	Shares	Value
United States (continued)
♦Microsoft Corp. (Software)	160,323	$7,995,308
Oracle Corp. (Software)	148,720	5,927,979
PPL Corp. (Electric Utilities)	157,863	5,941,963
Raytheon Co. (Aerospace & Defense)	17,820	2,251,557
♦Synchrony Financial (Consumer Finance) (b)	271,229	8,291,471
Time Warner, Inc. (Media)	80,235	6,028,858
TJX Cos., Inc. (The) (Specialty Retail)	104,380	7,914,092
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	71,450	9,408,536
Universal Display Corp. (Electronic Equipment, Instruments & Components) (b)	87,300	5,090,463
♦Visa, Inc. Class A (IT Services)	112,230	8,668,645

		142,681,034

Total Common Stocks (Cost $212,764,887)		225,166,098

	Principal Amount
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
United States 2.7%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $6,263,421 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $6,130,000 and a Market Value of $6,390,188) (Capital Markets)	$6,263,405	6,263,405

Total Short-Term Investment (Cost $6,263,405)		6,263,405

Total Investments (Cost $219,028,292) (c)	99.9%	231,429,503
Other Assets, Less Liabilities	0.1	274,988
Net Assets	100.0%	$231,704,491

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	As of April 30, 2016, cost was $219,304,695 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$18,645,405
Gross unrealized depreciation	(6,520,597)

Net unrealized appreciation	$12,124,808

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$225,166,098	$—	$—	$225,166,098
Short-Term Investment
Repurchase Agreement	—	6,263,405	—	6,263,405

Total Investments in Securities	$225,166,098	$6,263,405	$—	$231,429,503

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$17,136,594	7.4%
Beverages	15,564,163	6.7
Biotechnology	5,479,164	2.4
Capital Markets	6,263,405	2.7
Consumer Finance	8,291,471	3.6
Diversified Telecommunication Services	4,808,151	2.1
Electric Utilities	5,941,963	2.6
Electronic Equipment, Instruments & Components	5,090,463	2.2
Food & Staples Retailing	11,276,603	4.9
Food Products	3,295,131	1.4
Health Care Equipment & Supplies	6,589,142	2.8
Health Care Providers & Services	9,408,536	4.1
Hotels, Restaurants & Leisure	5,851,907	2.5
Industrial Conglomerates	11,635,994	5.0
Insurance	7,217,836	3.1
Internet Software & Services	7,571,827	3.3
IT Services	8,668,645	3.7
Media	18,504,449	8.0
Pharmaceuticals	12,301,050	5.3
Semiconductors & Semiconductor Equipment	10,117,525	4.4
Software	13,923,287	6.0
Specialty Retail	16,046,303	6.9
Technology Hardware, Storage & Peripherals	4,230,861	1.8
Tobacco	7,986,936	3.4
Wireless Telecommunication Services	8,228,097	3.6

	231,429,503	99.9
Other Assets, Less Liabilities	274,988	0.1

Net Assets	$231,704,491	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $219,028,292)	$231,429,503
Cash denominated in foreign currencies (identified cost $142,754)	146,594
Cash	1,052,822
Receivables:
Dividends and interest	343,312
Fund shares sold	481
Other assets	35,154

Total assets	233,007,866

Liabilities
Payables:
Manager (See Note 3)	192,103
Professional fees	33,878
Shareholder communication	6,491
Fund shares redeemed	6,205
Custodian	5,073
Transfer agent (See Note 3)	3,251
NYLIFE Distributors (See Note 3)	2,537
Investment securities purchased	1,053,321
Trustees	208
Accrued expenses	308

Total liabilities	1,303,375

Net assets	$231,704,491

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,263
Additional paid-in capital	231,792,215

231,805,478
Undistributed net investment income	502,172
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,010,607)
Net unrealized appreciation (depreciation) on investments	12,401,211
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	6,237

Net assets	$231,704,491

Class A
Net assets applicable to outstanding shares	$5,102,641

Shares of beneficial interest outstanding	300,484

Net asset value per share outstanding	$16.98
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$17.97

Investor Class
Net assets applicable to outstanding shares	$726,749

Shares of beneficial interest outstanding	43,004

Net asset value per share outstanding	$16.90
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price per share outstanding	$17.88

Class C
Net assets applicable to outstanding shares	$1,578,683

Shares of beneficial interest outstanding	97,818

Net asset value and offering price per share outstanding	$16.14

Class I
Net assets applicable to outstanding shares	$224,296,418

Shares of beneficial interest outstanding	12,821,490

Net asset value and offering price per share outstanding	$17.49

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,026,478
Interest	984

Total income	2,027,462

Expenses
Manager (See Note 3)	1,148,402
Professional fees	35,168
Registration	28,165
Distribution/Service—Class A (See Note 3)	6,486
Distribution/Service—Investor Class (See Note 3)	885
Distribution/Service—Class C (See Note 3)	8,279
Custodian	13,513
Transfer agent (See Note 3)	10,205
Shareholder communication	6,297
Trustees	2,741
Miscellaneous	13,282

Total expenses	1,273,423

Net investment income (loss)	754,039

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(12,700,759)
Foreign currency transactions	(33,356)

Net realized gain (loss) on investments and foreign currency transactions	(12,734,115)

Net change in unrealized appreciation (depreciation) on:
Investments	1,708,678
Translation of other assets and liabilities in foreign currencies	10,133

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,718,811

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11,015,304)

Net increase (decrease) in net assets resulting from operations	$(10,261,265)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $83,342.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$754,039	$1,935,316
Net realized gain (loss) on investments and foreign currency transactions	(12,734,115)	10,830,897
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,718,811	(7,352,234)

Net increase (decrease) in net assets resulting from operations	(10,261,265)	5,413,979

Dividends and distributions to shareholders:
From net investment income:
Class A	(32,410)	(21,832)
Investor Class	(2,752)	(1,423)
Class I	(1,864,841)	(1,576,754)

	(1,900,003)	(1,600,009)

From net realized gain on investments:
Class A	(254,064)	(309,983)
Investor Class	(34,318)	(40,683)
Class C	(80,462)	(83,578)
Class I	(10,337,582)	(14,208,668)

	(10,706,426)	(14,642,912)

Total dividends and distributions to shareholders	(12,606,429)	(16,242,921)

Capital share transactions:
Net proceeds from sale of shares	12,665,188	37,465,287
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,361,802	15,861,210
Cost of shares redeemed	(13,535,815)	(27,272,302)

Increase (decrease) in net assets derived from capital share transactions	11,491,175	26,054,195

Net increase (decrease) in net assets	(11,376,519)	15,225,253

Net Assets
Beginning of period	243,081,010	227,855,757

End of period	$231,704,491	$243,081,010

Undistributed net investment income at end of period	$502,172	$1,648,136

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.75		$19.75	$20.39	$16.09	$14.25	$14.24

Net investment income (loss) (a)	0.04		0.11	0.09	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	(0.84)		0.28	0.63	4.25	1.78	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	(0.80)		0.38	0.71	4.34	1.86	0.02

Less dividends and distributions:
From net investment income	(0.11)		(0.09)	(0.07)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—	—

Total dividends and distributions	(0.97)		(1.38)	(1.35)	(0.04)	(0.02)	(0.01)

Net asset value at end of period	$16.98		$18.75	$19.75	$20.39	$16.09	$14.25

Total investment return (b)	(4.45	%)(c)	2.03%	3.60%	27.01%	13.07%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42	% ††	0.59%	0.47%	0.54%	0.63%	0.13%
Net expenses	1.34	% ††	1.34%	1.34%	1.38%	1.48%	1.54%
Expenses (before waiver/reimbursement)	1.34	% ††	1.34%	1.34%	1.38%	1.48%	1.68%
Portfolio turnover rate	34%		81%	101%	105%	91%	162%
Net assets at end of period (in 000’s)	$5,103		$5,561	$4,757	$6,219	$3,921	$3,432

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.64		$19.65	$20.31	$16.03	$14.21	$14.22

Net investment income (loss) (a)	0.02		0.07	0.06	0.07	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	(0.83)		0.27	0.61	4.22	1.77	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	(0.81)		0.33	0.66	4.28	1.82	(0.01)

Less dividends and distributions:
From net investment income	(0.07)		(0.05)	(0.04)	(0.00)‡	—	—
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—	—

Total dividends and distributions	(0.93)		(1.34)	(1.32)	(0.00)‡	—	—

Net asset value at end of period	$16.90		$18.64	$19.65	$20.31	$16.03	$14.21

Total investment return (b)	(4.53	%)(c)	1.74%	3.33%	26.74%	12.81%	(0.07%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18	% ††	0.35%	0.31%	0.38%	0.39%	(0.11%)
Net expenses	1.58	% ††	1.58%	1.59%	1.61%	1.71%	1.76%
Expenses (before waiver/reimbursement)	1.58	% ††	1.58%	1.59%	1.61%	1.71%	1.90%
Portfolio turnover rate	34%		81%	101%	105%	91%	162%
Net assets at end of period (in 000’s)	$727		$727	$618	$537	$303	$247

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$17.84		$18.94	$19.73	$15.68	$14.01	$14.12

Net investment income (loss) (a)	(0.05)		(0.08)	(0.08)	(0.08)	(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.79)		0.28	0.58	4.14	1.73	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	(0.84)		0.19	0.49	4.05	1.67	(0.11)

Less distributions:
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—	—

Net asset value at end of period	$16.14		$17.84	$18.94	$19.73	$15.68	$14.01

Total investment return (b)	(4.89	%)(c)	1.04%	2.53%	25.83%	11.92%	(0.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59	%)††	(0.43%)	(0.41%)	(0.47%)	(0.36%)	(0.86%)
Net expenses	2.33	% ††	2.33%	2.34%	2.36%	2.46%	2.51%
Expenses (before waiver/reimbursement)	2.33	% ††	2.33%	2.34%	2.36%	2.46%	2.65%
Portfolio turnover rate	34%		81%	101%	105%	91%	162%
Net assets at end of period (in 000’s)	$1,579		$1,719	$1,261	$806	$342	$59

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$19.31		$20.30	$20.92	$16.50	$14.60	$14.59

Net investment income (loss) (a)	0.06		0.16	0.16	0.15	0.12	0.05
Net realized and unrealized gain (loss) on investments	(0.87)		0.29	0.62	4.36	1.83	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	(0.81)		0.44	0.77	4.50	1.94	0.06

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.11)	(0.08)	(0.04)	(0.05)
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—	—

Total dividends and distributions	(1.01)		(1.43)	(1.39)	(0.08)	(0.04)	(0.05)

Net asset value at end of period	$17.49		$19.31	$20.30	$20.92	$16.50	$14.60

Total investment return (b)	(4.34	%)(c)	2.30%	3.82%	27.36%	13.33%	0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	% ††	0.82%	0.80%	0.80%	0.80%	0.33%
Net expenses	1.09	% ††	1.09%	1.09%	1.13%	1.23%	1.29%
Expenses (before waiver/reimbursement)	1.09	% ††	1.09%	1.09%	1.13%	1.23%	1.43%
Portfolio turnover rate	34%		81%	101%	105%	91%	162%
Net assets at end of period (in 000’s)	$224,296		$235,074	$221,219	$185,789	$84,193	$73,723

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

20	MainStay Epoch Global Choice Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

21

Notes to Financial Statements (Unaudited) (continued)

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $1,148,402.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

22	MainStay Epoch Global Choice Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $409 and $431, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares $98.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$166
Investor Class	876
Class C	2,047
Class I	7,116

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$1,600,009
Long-Term Capital Gain	14,642,912
Total	$16,242,921

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $82,686 and $77,229, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	38,655	$667,754
Shares issued to shareholders in reinvestment of dividends and distributions	14,951	262,543
Shares redeemed	(50,967)	(877,511)

Net increase (decrease) in shares outstanding before conversion	2,639	52,786
Shares converted into Class A (See Note 1)	1,239	21,093

Net increase (decrease)	3,878	$73,879

Year ended October 31, 2015:
Shares sold	100,220	$1,940,981
Shares issued to shareholders in reinvestment of dividends and distributions	17,400	322,251
Shares redeemed	(62,058)	(1,177,342)

Net increase (decrease) in shares outstanding before conversion	55,562	1,085,890
Shares converted into Class A (See Note 1)	3,567	70,351
Shares converted from Class A (See Note 1)	(3,407)	(60,068)

Net increase (decrease)	55,722	$1,096,173

23

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,392	$93,351
Shares issued to shareholders in reinvestment of dividends and distributions	2,109	36,881
Shares redeemed	(2,226)	(37,961)

Net increase (decrease) in shares outstanding before conversion	5,275	92,271
Shares converted from Investor Class (See Note 1)	(1,244)	(21,093)

Net increase (decrease)	4,031	$71,178

Year ended October 31, 2015:
Shares sold	10,793	$209,096
Shares issued to shareholders in reinvestment of dividends and distributions	2,282	42,106
Shares redeemed	(5,410)	(102,432)

Net increase (decrease) in shares outstanding before conversion	7,665	148,770
Shares converted into Investor Class (See Note 1)	3,425	60,068
Shares converted from Investor Class (See Note 1)	(3,582)	(70,351)

Net increase (decrease)	7,508	$138,487

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	27,079	$452,912
Shares issued to shareholders in reinvestment of dividends and distributions	4,161	69,700
Shares redeemed	(29,752)	(468,291)

Net increase (decrease)	1,488	$54,321

Year ended October 31, 2015:
Shares sold	49,389	$901,991
Shares issued to shareholders in reinvestment of dividends and distributions	4,701	83,578
Shares redeemed	(24,337)	(443,264)

Net increase (decrease)	29,753	$542,305

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	662,598	$11,451,171
Shares issued to shareholders in reinvestment of dividends and distributions	663,679	11,992,678
Shares redeemed	(678,574)	(12,152,052)

Net increase (decrease)	647,703	$11,291,797

Year ended October 31, 2015:
Shares sold	1,756,246	$34,413,219
Shares issued to shareholders in reinvestment of dividends and distributions	809,946	15,413,275
Shares redeemed	(1,289,185)	(25,549,264)

Net increase (decrease)	1,277,007	$24,277,230

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent

26	MainStay Epoch Global Choice Fund

third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

28	MainStay Epoch Global Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695876 MS164-16	MSEGC10-06/16 (NYLIM) NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.66 1.95%	–7.20 –1.79%	5.53 6.73%	5.41 6.03%	1.09 1.09%
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.71 1.90%	–7.26 –1.86%	5.51 6.72%	5.30 5.90%	1.11 1.11%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.57 1.52%	–3.47 –2.58	5.90 5.90	5.05 5.05	1.86 1.86
Class I Shares[3]	No Sales Charge		2.08%	–1.54	6.98	6.10	0.84
Class R2 Shares[5]	No Sales Charge		1.90%	–1.89	6.62	5.73	1.19
Class R3 Shares[6]	No Sales Charge		1.83%	–2.09	6.35	5.47	1.44
Class R6 Shares[7]	No Sales Charge		2.09%	–1.48	7.04	6.13	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class I shares from December 27, 2005 through February 27, 2014 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class I shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.
7.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from December 27, 2005 through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[8]	–1.05%	–4.17%	5.96%	4.13%
Average Lipper Global Large-Cap Value Fund[9]	–1.34	–6.54	4.86	3.18

8.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Global Large-Cap Value Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,019.50	$5.57	$1,019.30	$5.57

Investor Class Shares	$1,000.00	$1,019.00	$5.62	$1,019.30	$5.62

Class C Shares	$1,000.00	$1,015.20	$9.37	$1,015.60	$9.37

Class I Shares	$1,000.00	$1,020.80	$4.32	$1,020.60	$4.32

Class R2 Shares	$1,000.00	$1,019.00	$6.07	$1,018.80	$6.07

Class R3 Shares[2,3]	$1,000.00	$1,072.00	$2.52	$1,005.90	$2.44

Class R6 Shares	$1,000.00	$1,020.90	$3.72	$1,021.20	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Class A, 1.12% for Investor Class, 1.87% for Class C, 0.86% for Class I, 1.21% for Class R2, 1.46% for class R3 and 0.74% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Class A, Investor Class, Class C, Class I, Class R2 and Class R6 (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.32 for Class R3 and the ending account value would have been $1,017.60 for Class R3.
3.	Class R3 shares commenced investment operations on February 29, 2016.

7

Country Composition as of April 30, 2016 (Unaudited)

United States	50.7%
United Kingdom	13.4
Germany	7.1
France	6.9
Canada	5.4
Australia	3.4
Norway	3.1
Switzerland	2.7

Italy	1.8%
Netherlands	1.4
Singapore	1.3
Sweden	0.9
Taiwan	0.8
Spain	0.7
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	National Grid PLC

2.	PPL Corp.

3.	Welltower, Inc.

4.	WEC Energy Group, Inc.

5.	BCE, Inc.
6.	Philip Morris International, Inc.

7.	Terna Rete Elettrica Nazionale S.p.A.

8.	AT&T, Inc.

9.	Vodafone Group PLC

10.	Duke Energy Corp.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 1.95% for Class A shares, 1.90% for Investor Class shares and 1.52% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 2.08%, Class R2 shares returned 1.90%, Class R3 shares1 returned 1.83% and Class R6 shares returned 2.09%. For the six months ended April 30, 2016, all share classes outperformed the –1.05% return of the MSCI World Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all shares outperformed the –1.34% return of the Average Lipper3 Global Large-Cap Value Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund consists of a diversified group of companies that continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The most significant contributor to relative results was stock selection in the financials sector. (Contributions take weightings and total returns into account.) The Fund’s overweight positions relative to the MSCI World Index in the utilities and telecommunication services sectors also contributed significantly to relative results. From a regional perspective, stock selection in the United States proved strong and contributed positively to relative results. These gains were partially offset by stock selection in the energy and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Fund’s absolute performance were Iron Mountain, WEC Energy and AT&T. Iron Mountain is a document management/storage company that is classified as a real estate investment trust (REIT) and is more interest-rate sensitive than many other companies. Shares outperformed when the Federal Reserve signaled that it would seek to raise the federal funds target range more slowly than originally anticipated. Management also provided positive guidance to improved results when it became clear that the company would acquire Recall, a move that could boost cash generation and support an increase in the pace of free cash flow growth at the company. The dividend remained well supported, and management guidance pointed to increased returns should cash flow continue to increase. WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. WEC Energy Group was formed after Wisconsin Energy Corporation completed its acquisition of Integrys Energy Group in June 2015. Electric utilities advanced during the reporting period, and WEC shares outperformed as the company’s strong management team continued to execute well on its integration plan. Declining interest rates also helped share performance for the company and the utilities sector in general. AT&T is the largest pay TV and second-largest mobile telecommunication services provider in the United States. The stock benefited as investors focused on the company’s increased cash-generation profile after its DIRECTV acquisition closed, creating a more rational competitive environment. DIRECTV integration should increase free cash flow generation, augmented by reduced capital intensity. We believed that AT&T was committed to maintaining a strong network—one that would drive cash flow growth through increasing subscribers, lowering customer turnover and allowing for greater pricing power.

The stocks that most substantially detracted from the Fund’s absolute performance were Kinder Morgan, ConocoPhillips and Seagate Technology. Kinder Morgan is the largest energy infrastructure company in the United States. It provides pipeline transportation, storage, CO2 supply, and terminal services to other energy companies. Although our shareholder yield strategies have held Kinder Morgan controlled pipeline companies for many years, Kinder Morgan increased its equity stake in a highly leveraged affiliate in late November 2015, which led Moody’s to change the company’s outlook to negative. The downgrade increased the company’s cost of capital for growth projects. The company’s guidance of over $5 billion in cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to growth projects. We sold the Fund’s position. ConocoPhillips is an independent exploration and production company that operates in North America, Europe, Asia and the Middle East. It explores, produces, transports and markets crude oil, natural gas, natural gas liquids (NGL), liquefied natural gas (LNG) and bitumen. Falling energy prices have significantly reduced ConocoPhillips’ cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, we exited the Fund’s position as the company’s balance sheet weakened and we believed the risk of a dividend cut rose. ConocoPhillips did cut its dividend after we sold our shares. Seagate is the world’s second largest hard disk drive manufacturer. Seagate was initially hurt by the slowdown in personal computer sales, and management took steps to right-size capacity. In April, however, prereleased operating results highlighted continued worsening conditions in the data storage device industry. Although the company remains committed to its dividend and shareholder-yield policies,

1.	See footnote on page 5 for more information on Class R3 shares
2.	See footnote on page 6 for more information on the MSCI World Index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

visibility for near-term cash generation significantly diminished. We sold the Fund’s position in the stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Capital markets company BlackRock, pharmaceutical company AbbVie and package delivery company United Parcel Service were added to the Fund because of what we perceived to be favorable shareholder-yield attributes.

Among the positions eliminated from the Fund during the reporting period were previously discussed Kinder Morgan and ConocoPhillips and crop nutrient company Potash, among others. Kinder Morgan was sold because of changes in the company’s capital allocation policy. ConocoPhillips and Potash were sold over concerns about the sustainability of their respective dividends. ConocoPhillips and Potash both cut their dividend after we sold their shares.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund’s most significant weighting reductions were in the energy and materials sectors. Among the sectors with the most significantly increased exposure were industrials and health care.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. As of April 30, 2016, the Fund’s most significantly overweight positions relative to the MSCI World Index were in utilities and telecommunication services. As of the same date, the most significantly underweight positions relative to the benchmark were in information technology and consumer discretionary.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value

Common Stocks 97.0%†
Australia 3.4%
Commonwealth Bank of Australia (Banks)	462,120	$25,962,943
Sonic Healthcare, Ltd. (Health Care Providers & Services)	1,469,820	21,703,354
Telstra Corp., Ltd. (Diversified Telecommunication Services)	12,130,710	49,438,410
Westpac Banking Corp. (Banks)	1,570,494	37,077,579

		134,182,286

Canada 5.4%
Agrium, Inc. (Chemicals)	257,385	22,165,996
♦BCE, Inc. (Diversified Telecommunication Services)	1,570,390	73,644,495
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	1,690,540	65,751,456
Shaw Communications, Inc. Class B (Media)	1,341,840	24,832,649
TELUS Corp. (Diversified Telecommunication Services)	880,145	27,904,813

		214,299,409

France 6.9%
AXA S.A. (Insurance)	1,614,280	40,693,230
Sanofi (Pharmaceuticals)	239,131	19,744,947
SCOR S.E. (Insurance)	799,146	27,209,382
Total S.A. (Oil, Gas & Consumable Fuels)	1,197,364	60,229,881
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	197,655	52,960,035
Vinci S.A. (Construction & Engineering)	677,530	50,613,584
Vivendi S.A. (Media)	1,175,783	22,564,504

		274,015,563

Germany 7.1%
Allianz S.E. Registered (Insurance)	191,010	32,424,658
BASF S.E. (Chemicals)	499,890	41,298,606
Daimler A.G. Registered (Automobiles)	644,243	44,770,449
Deutsche Post A.G. Registered (Air Freight & Logistics)	934,960	27,449,577
Deutsche Telekom A.G. Registered (Diversified Telecommunication Services)	1,663,970	29,122,962
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	338,800	62,827,381
Siemens A.G. Registered (Industrial Conglomerates)	392,750	40,978,354

		278,871,987

Italy 1.8%
♦Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	12,436,560	70,120,163

	Shares	Value

Netherlands 1.4%
Royal Dutch Shell PLC Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,046,155	$55,331,138

Norway 3.1%
Orkla ASA (Food Products)	3,995,260	34,882,267
Statoil ASA (Oil, Gas & Consumable Fuels)	3,536,550	62,501,297
Yara International ASA (Chemicals)	588,290	23,555,418

		120,938,982

Singapore 1.3%
Singapore Exchange, Ltd. (Diversified Financial Services)	4,273,150	23,925,954
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	9,796,314	28,117,465

		52,043,419

Spain 0.7%
Gas Natural SDG S.A. (Gas Utilities)	1,351,760	28,116,393

Sweden 0.9%
Svenska Handelsbanken AB Class A (Banks)	2,701,845	35,966,506

Switzerland 2.7%
Nestle S.A. Registered (Food Products)	308,893	23,022,881
Roche Holding A.G. (Pharmaceuticals)	104,582	26,437,126
Swisscom A.G. Registered (Diversified Telecommunication Services)	107,988	54,765,101

		104,225,108

Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	1,399,960	33,025,056

United Kingdom 13.4%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,682,280	48,718,829
BAE Systems PLC (Aerospace & Defense)	6,921,520	48,271,188
British American Tobacco PLC (Tobacco)	926,618	56,458,829
Diageo PLC (Beverages)	1,064,400	28,709,897
GlaxoSmithKline PLC (Pharmaceuticals)	2,765,000	58,944,801
Imperial Brands PLC (Tobacco)	1,200,635	65,233,978
♦National Grid PLC (Multi-Utilities)	5,524,943	78,693,416
SSE PLC (Electric Utilities)	1,849,375	40,803,461
Unilever PLC (Personal Products)	835,340	37,281,938
♦Vodafone Group PLC (Wireless Telecommunication Services)	21,080,090	67,516,215

		530,632,552

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United States 48.1%
AbbVie, Inc. (Biotechnology)	552,710	$33,715,310
Altria Group, Inc. (Tobacco)	973,115	61,024,042
Ameren Corp. (Multi-Utilities)	988,055	47,426,640
Arthur J. Gallagher & Co. (Insurance)	473,280	21,789,811
♦AT&T, Inc. (Diversified Telecommunication Services)	1,792,470	69,583,685
Automatic Data Processing, Inc. (IT Services)	298,880	26,432,947
BlackRock, Inc. (Capital Markets)	71,510	25,481,158
CenturyLink, Inc. (Diversified Telecommunication Services)	1,222,165	37,826,007
Cisco Systems, Inc. (Communications Equipment)	1,060,200	29,144,898
CME Group, Inc. (Diversified Financial Services)	328,820	30,221,846
Coca-Cola Co. (The) (Beverages)	544,650	24,400,320
Corrections Corporation of America (Real Estate Investment Trusts)	1,431,440	43,544,405
Dow Chemical Co. (The) (Chemicals)	883,450	46,478,304
♦Duke Energy Corp. (Electric Utilities)	856,927	67,508,709
Eaton Corp. PLC (Electrical Equipment)	475,945	30,113,040
Emerson Electric Co. (Electrical Equipment)	541,400	29,576,682
Entergy Corp. (Electric Utilities)	745,625	56,056,087
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	939,965	25,087,666
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	406,820	35,962,888
Iron Mountain, Inc. (Real Estate Investment Trusts)	1,801,805	65,819,937
Johnson & Johnson (Pharmaceuticals)	234,415	26,273,233
Kimberly-Clark Corp. (Household Products)	338,795	42,413,746
Lockheed Martin Corp. (Aerospace & Defense)	144,475	33,573,100
McDonald’s Corp. (Hotels, Restaurants & Leisure)	435,130	55,039,594
Merck & Co., Inc. (Pharmaceuticals)	526,410	28,868,324
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	622,730	30,258,451
Microsoft Corp. (Software)	481,625	24,018,639
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	739,010	56,645,116
People’s United Financial, Inc. (Banks)	1,793,460	27,798,630
PepsiCo., Inc. (Beverages)	254,080	26,160,077
Pfizer, Inc. (Pharmaceuticals)	732,370	23,955,823
♦Philip Morris International, Inc. (Tobacco)	726,855	71,319,013
♦PPL Corp. (Electric Utilities)	2,085,030	78,480,529
Procter & Gamble Co. (The) (Household Products)	366,975	29,402,037

	Shares	Value

United States (continued)
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	2,173,740	$37,823,076
Regal Entertainment Group Class A (Media)	1,454,690	30,330,287
Reynolds American, Inc. (Tobacco)	1,242,132	61,609,747
Southern Co. (The) (Electric Utilities)	659,275	33,029,678
TECO Energy, Inc. (Multi-Utilities)	1,072,850	29,793,045
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	614,450	35,048,228
United Parcel Service, Inc. Class B (Air Freight & Logistics)	290,500	30,522,835
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,305,165	66,485,105
Waste Management, Inc. (Commercial Services & Supplies)	494,910	29,095,759
♦WEC Energy Group, Inc. (Multi-Utilities)	1,289,273	75,048,581
Wells Fargo & Co. (Banks)	637,710	31,872,746
♦Welltower, Inc. (Real Estate Investment Trusts)	1,108,490	76,951,376

		1,899,011,157

Total Common Stocks (Cost $3,655,143,935)		3,830,779,719

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
United States 2.6%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $104,391,214 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $102,145,000 and a Market Value of $106,480,545) (Capital Markets)	$104,390,953	104,390,953

Total Short-Term Investment (Cost $104,390,953)		104,390,953

Total Investments (Cost $3,759,534,888) (a)	99.6%	3,935,170,672
Other Assets, Less Liabilities	0.4	16,445,302
Net Assets	100.0%	$3,951,615,974

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of April 30, 2016, cost was $3,751,969,350 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$346,965,836
Gross unrealized depreciation	(163,764,514)

Net unrealized appreciation	$183,201,322

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,830,779,719	$—	$—	$3,830,779,719
Short-Term Investment
Repurchase Agreement	—	104,390,953	—	104,390,953

Total Investments in Securities	$3,830,779,719	$104,390,953	$—	$3,935,170,672

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$81,844,288	2.1%
Air Freight & Logistics	57,972,412	1.5
Automobiles	44,770,449	1.1
Banks	158,678,404	4.0
Beverages	79,270,294	2.0
Biotechnology	33,715,310	0.8
Capital Markets	129,872,111	3.3
Chemicals	133,498,324	3.4
Commercial Services & Supplies	66,918,835	1.7
Communications Equipment	29,144,898	0.7
Construction & Engineering	50,613,584	1.3
Diversified Financial Services	54,147,800	1.4
Diversified Telecommunication Services	436,888,043	11.1
Electric Utilities	345,998,627	8.8
Electrical Equipment	59,689,722	1.5
Food Products	57,905,148	1.5
Gas Utilities	28,116,393	0.7
Health Care Providers & Services	21,703,354	0.5
Hotels, Restaurants & Leisure	55,039,594	1.4
Household Products	71,815,783	1.8
Industrial Conglomerates	40,978,354	1.0
Insurance	184,944,462	4.7
IT Services	26,432,947	0.7
Media	77,727,440	2.0
Multi-Utilities	230,961,682	5.8
Oil, Gas & Consumable Fuels	295,757,986	7.5
Personal Products	37,281,938	0.9
Pharmaceuticals	232,943,083	5.9
Real Estate Investment Trusts	239,275,753	6.0
Semiconductors & Semiconductor Equipment	98,331,735	2.5
Software	24,018,639	0.6
Tobacco	315,645,609	8.0
Wireless Telecommunication Services	133,267,671	3.4

	3,935,170,672	99.6
Other Assets, Less Liabilities	16,445,302	0.4

Net Assets	$3,951,615,974	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,759,534,888)	$3,935,170,672
Cash denominated in foreign currencies (identified cost $1,714)	1,724
Receivables:
Dividends and interest	12,602,339
Fund shares sold	11,987,245
Other assets	133,904

Total assets	3,959,895,884

Liabilities
Payables:
Fund shares redeemed	4,504,592
Manager (See Note 3)	2,252,144
Transfer agent (See Note 3)	839,432
NYLIFE Distributors (See Note 3)	376,731
Shareholder communication	136,598
Custodian	78,423
Professional fees	64,545
Trustees	5,936
Accrued expenses	21,509

Total liabilities	8,279,910

Net assets	$3,951,615,974

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$221,263
Additional paid-in capital	3,965,278,542

3,965,499,805
Undistributed net investment income	16,423,857
Accumulated net realized gain (loss) on investments and foreign currency transactions	(205,886,285)
Net unrealized appreciation (depreciation) on investments	175,635,784
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(57,187)

Net assets	$3,951,615,974

Class A
Net assets applicable to outstanding shares	$860,748,207

Shares of beneficial interest outstanding	48,125,110

Net asset value per share outstanding	$17.89
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.93

Investor Class
Net assets applicable to outstanding shares	$12,573,446

Shares of beneficial interest outstanding	704,262

Net asset value per share outstanding	$17.85
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.89

Class C
Net assets applicable to outstanding shares	$240,705,570

Shares of beneficial interest outstanding	13,550,264

Net asset value and offering price per share outstanding	$17.76

Class I
Net assets applicable to outstanding shares	$2,823,560,019

Shares of beneficial interest outstanding	158,097,660

Net asset value and offering price per share outstanding	$17.86

Class R2
Net assets applicable to outstanding shares	$169,377

Shares of beneficial interest outstanding	9,467

Net asset value and offering price per share outstanding	$17.89

Class R3
Net assets applicable to outstanding shares	$26,863

Shares of beneficial interest outstanding	1,502

Net asset value and offering price per share outstanding (a)	$17.89

Class R6
Net assets applicable to outstanding shares	$13,832,492

Shares of beneficial interest outstanding	774,412

Net asset value and offering price per share outstanding	$17.86

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$88,796,441
Interest	6,796

Total income	88,803,237

Expenses
Manager (See Note 3)	13,548,643
Transfer agent (See Note 3)	2,416,314
Distribution/Service—Class A (See Note 3)	1,057,304
Distribution/Service—Investor Class (See Note 3)	14,602
Distribution/Service—Class C (See Note 3)	1,189,693
Distribution/Service—Class R2 (See Note 3)	199
Distribution/Service—Class R3 (See Note 3)	22
Shareholder communication	211,843
Custodian	171,024
Professional fees	116,351
Registration	114,028
Trustees	47,818
Interest expense	14,938
Shareholder service (See Note 3)	84
Miscellaneous	72,080

Total expenses	18,974,943

Net investment income (loss)	69,828,294

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(215,932,595)
Foreign currency transactions	(386,490)

Net realized gain (loss) on investments and foreign currency transactions	(216,319,085)

Net change in unrealized appreciation (depreciation) on:
Investments	201,205,961
Translation of other assets and liabilities in foreign currencies	78,073

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	201,284,034

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15,035,051)

Net increase (decrease) in net assets resulting from operations	$54,793,243

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,271,035.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$69,828,294	$169,428,662
Net realized gain (loss) on investments and foreign currency transactions	(216,319,085)	253,467,359
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	201,284,034	(493,621,274)

Net increase (decrease) in net assets resulting from operations	54,793,243	(70,725,253)

Dividends and distributions to shareholders:
From net investment income:
Class A	(10,774,946)	(39,152,822)
Investor Class	(150,295)	(408,400)
Class C	(2,147,883)	(8,097,586)
Class I	(38,602,836)	(147,360,854)
Class R2	(2,005)	(3,721)
Class R3	(177)	—
Class R6	(200,776)	(109,962)

	(51,878,918)	(195,133,345)

From net realized gain on investments:
Class A	(48,650,259)	(22,654,975)
Investor Class	(655,679)	(233,469)
Class C	(13,982,838)	(5,995,369)
Class I	(159,586,477)	(84,953,313)
Class R2	(9,013)	(605)
Class R6	(753,638)	(3,864)

	(223,637,904)	(113,841,595)

Total dividends and distributions to shareholders	(275,516,822)	(308,974,940)

Capital share transactions:
Net proceeds from sale of shares	492,890,516	1,431,817,928
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	201,710,296	221,360,608
Cost of shares redeemed	(1,143,014,667)	(1,498,088,295)

Increase (decrease) in net assets derived from capital share transactions	(448,413,855)	155,090,241

Net increase (decrease) in net assets	(669,137,434)	(224,609,952)

	2016	2015
Net Assets
Beginning of period	$4,620,753,408	$4,845,363,360

End of period	$3,951,615,974	$4,620,753,408

Undistributed (distributions in excess of) net investment income at end of period	$16,423,857	$(1,525,519)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.83		$20.30	$19.33	$16.16	$15.21	$14.73

Net investment income (loss) (a)	0.30		0.63	0.82	0.56	0.50	0.50
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.89)	0.79	3.14	0.92	0.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	0.30		(0.26)	1.60	3.70	1.42	0.94

Less dividends and distributions:
From net investment income	(0.22)		(0.74)	(0.59)	(0.53)	(0.47)	(0.46)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.24)		(1.21)	(0.63)	(0.53)	(0.47)	(0.46)

Net asset value at end of period	$17.89		$18.83	$20.30	$19.33	$16.16	$15.21

Total investment return (b)	1.95	%(c)	(1.26%)	8.32%	23.31%	9.40%	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46	%††	3.24%	4.12%	3.18%	3.17%	3.27%
Net expenses	1.11	%††(d)	1.09%	1.07%	1.05%	1.13%	1.19%
Portfolio turnover rate	9%		33%	15%	28%	23%	28%
Net assets at end of period (in 000’s)	$860,748		$973,044	$972,426	$726,215	$404,497	$204,366

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.80		$20.28	$19.31	$16.14	$15.19	$14.72

Net investment income (loss) (a)	0.30		0.62	0.81	0.55	0.51	0.51
Net realized and unrealized gain (loss) on investments	(0.01)		(0.89)	0.79	3.14	0.91	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	0.29		(0.27)	1.59	3.69	1.42	0.94

Less dividends and distributions:
From net investment income	(0.22)		(0.74)	(0.58)	(0.52)	(0.47)	(0.47)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.24)		(1.21)	(0.62)	(0.52)	(0.47)	(0.47)

Net asset value at end of period	$17.85		$18.80	$20.28	$19.31	$16.14	$15.19

Total investment return (b)	1.90	%(c)	(1.28%)	8.32%	23.29%	9.43%	6.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43	%††	3.20%	4.04%	3.14%	3.22%	3.32%
Net expenses	1.12	%††(d)	1.11%	1.09%	1.10%	1.13%	1.15%
Portfolio turnover rate	9%		33%	15%	28%	23%	28%
Net assets at end of period (in 000’s)	$12,573		$11,693	$9,940	$7,237	$3,402	$1,406

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.71		$20.18	$19.22	$16.08	$15.15	$14.68

Net investment income (loss) (a)	0.23		0.47	0.65	0.42	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.88)	0.80	3.12	0.91	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	0.23		(0.41)	1.44	3.54	1.29	0.84

Less dividends and distributions:
From net investment income	(0.16)		(0.59)	(0.44)	(0.40)	(0.36)	(0.37)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.18)		(1.06)	(0.48)	(0.40)	(0.36)	(0.37)

Net asset value at end of period	$17.76		$18.71	$20.18	$19.22	$16.08	$15.15

Total investment return (b)	1.52	%(c)	(2.04%)	7.52%	22.31%	8.65%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69	%††	2.46%	3.26%	2.39%	2.43%	2.52%
Net expenses	1.87	%††(d)	1.86%	1.84%	1.85%	1.88%	1.90%
Portfolio turnover rate	9%		33%	15%	28%	23%	28%
Net assets at end of period (in 000’s)	$240,706		$263,213	$252,916	$175,634	$95,301	$35,975

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.80		$20.28	$19.31	$16.14	$15.19	$14.70

Net investment income (loss) (a)	0.32		0.68	0.85	0.60	0.54	0.52
Net realized and unrealized gain (loss) on investments	0.01		(0.89)	0.81	3.14	0.92	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	0.33		(0.22)	1.65	3.74	1.46	0.98

Less dividends and distributions:
From net investment income	(0.25)		(0.79)	(0.64)	(0.57)	(0.51)	(0.49)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.27)		(1.26)	(0.68)	(0.57)	(0.51)	(0.49)

Net asset value at end of period	$17.86		$18.80	$20.28	$19.31	$16.14	$15.19

Total investment return (b)	2.08	%(c)	(1.06%)	8.60%	23.63%	9.66%	6.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73	%††	3.49%	4.27%	3.42%	3.46%	3.44%
Net expenses	0.86	%††(d)	0.84%	0.82%	0.80%	0.88%	0.94%
Portfolio turnover rate	9%		33%	15%	28%	23%	28%
Net assets at end of period (in 000’s)	$2,823,560		$3,358,771	$3,609,899	$2,222,748	$1,140,677	$790,679

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2016*		Year ended October 31, 2015	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.29		0.59	0.42
Net realized and unrealized gain (loss) on investments	0.01		(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	0.30		(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.22)		(0.72)	(0.47)
From net realized gain on investments	(1.02)		(0.47)	—

Total dividends and distributions	(1.24)		(1.19)	(0.47)

Net asset value at end of period	$17.89		$18.83	$20.30

Total investment return (b)	1.90	%(c)	(1.34%)	4.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32	%††	3.09%	3.25	%††
Net expenses	1.21	%††(d)	1.19%	1.17	%††
Portfolio turnover rate	9%		33%	15%
Net assets at end of period (in 000’s)	$169		$165	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$16.80

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.04

Total from investment operations	1.21

Less dividends:
From net investment income	(0.12)

Net asset value at end of period	$17.89

Total investment return (b)(c)	7.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.84%††
Net expenses	1.46%††
Portfolio turnover rate	9%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		June 17, 2013** through October 31,
Class R6	2016*		2015	2014	2013
Net asset value at beginning of period	$18.81		$20.28	$19.31	$18.09

Net investment income (loss) (a)	0.32		0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	0.01		(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00	)‡

Total from investment operations	0.33		(0.19)	1.66	1.53

Less dividends and distributions:
From net investment income	(0.26)		(0.81)	(0.65)	(0.31)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(1.28)		(1.28)	(0.69)	(0.31)

Net asset value at end of period	$17.86		$18.81	$20.28	$19.31

Total investment return (b)	2.09	%(c)	(0.90%)	8.69%	8.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.74	%††	2.94%	4.29%	2.18	%††
Net expenses	0.74	%††(d)	0.74%	0.74%	0.74	%††
Portfolio turnover rate	9%		33%	15%	28%
Net assets at end of period (in 000’s)	$13,832		$13,867	$156	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).
The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

22	MainStay Epoch Global Equity Yield Fund

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

23

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated

24	MainStay Epoch Global Equity Yield Fund

in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $13,548,643.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in

25

Notes to Financial Statements (Unaudited) (continued)

conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $18,217 and $3,232, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $70 and $14,263, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$528,767
Investor Class	7,599
Class C	154,804
Class I	1,725,038
Class R2	100
Class R3	6

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,303	15.5%
Class R3	26,799	99.8

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$209,544,809
Long-Term Capital Gain	99,430,131
Total	$308,974,940

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The

26	MainStay Epoch Global Equity Yield Fund

commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount.

During the six-month period ended April 30, 2016, the Fund utilized the line of credit for three days, maintained an average daily balance of $162,000,000 at a weighted average interest rate of 1.108% and incurred interest expense in the amount of $14,938. As of April 30, 2016, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $350,053 and $1,015,837, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	6,455,717	$111,362,356
Shares issued to shareholders in reinvestment of dividends and distributions	3,186,833	54,362,363
Shares redeemed	(13,215,572)	(231,088,503)

Net increase (decrease) in shares outstanding before conversion	(3,573,022)	(65,363,784)
Shares converted into Class A (See Note 1)	23,141	406,324
Shares converted from Class A (See Note 1)	(6,942)	(122,866)

Net increase (decrease)	(3,556,823)	$(65,080,326)

Year ended October 31, 2015:
Shares sold	21,019,713	$408,879,809
Shares issued to shareholders in reinvestment of dividends and distributions	2,728,686	52,125,275
Shares redeemed	(19,959,097)	(381,344,440)

Net increase (decrease) in shares outstanding before conversion	3,789,302	79,660,644
Shares converted into Class A (See Note 1)	35,923	701,144
Shares converted from Class A (See Note 1)	(38,263)	(698,921)

Net increase (decrease)	3,786,962	$79,662,867

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	128,736	$2,257,793
Shares issued to shareholders in reinvestment of dividends and distributions	47,158	803,981
Shares redeemed	(77,504)	(1,368,314)

Net increase (decrease) in shares outstanding before conversion	98,390	1,693,460
Shares converted into Investor Class (See Note 1)	6,953	122,866
Shares converted from Investor Class (See Note 1)	(23,181)	(406,324)

Net increase (decrease)	82,162	$1,410,002

Year ended October 31, 2015:
Shares sold	202,714	$3,951,899
Shares issued to shareholders in reinvestment of dividends and distributions	33,193	631,598
Shares redeemed	(106,429)	(2,042,230)

Net increase (decrease) in shares outstanding before conversion	129,478	2,541,267
Shares converted into Investor Class (See Note 1)	38,326	698,921
Shares converted from Investor Class (See Note 1)	(35,971)	(701,144)

Net increase (decrease)	131,833	$2,539,044

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,418,068	$24,346,129
Shares issued to shareholders in reinvestment of dividends and distributions	629,983	10,687,504
Shares redeemed	(2,568,128)	(43,988,992)

Net increase (decrease)	(520,077)	$(8,955,359)

Year ended October 31, 2015:
Shares sold	3,821,123	$74,415,711
Shares issued to shareholders in reinvestment of dividends and distributions	467,886	8,893,916
Shares redeemed	(2,752,895)	(52,651,238)

Net increase (decrease)	1,536,114	$30,658,389

27

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	20,522,954	$353,266,898
Shares issued to shareholders in reinvestment of dividends and distributions	7,915,256	134,890,839
Shares redeemed	(48,979,374)	(864,586,977)

Net increase (decrease)	(20,541,164)	$(376,429,240)

Year ended October 31, 2015:
Shares sold	47,593,968	$929,495,756
Shares issued to shareholders in reinvestment of dividends and distributions	8,369,055	159,591,666
Shares redeemed	(55,334,754)	(1,060,872,726)

Net increase (decrease)	628,269	$28,214,696

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,109	$19,715
Shares issued to shareholders in reinvestment of dividends and distributions	644	11,018
Shares redeemed	(1,068)	(19,066)

Net increase (decrease)	685	$11,667

Year ended October 31, 2015:
Shares sold	7,262	$141,857
Shares issued to shareholders in reinvestment of dividends and distributions	231	4,326

Net increase (decrease)	7,493	$146,183

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	1,491	$25,071
Shares issued to shareholders in reinvestment of dividends and distributions	11	177

Net increase (decrease)	1,502	$25,248

Class R6	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	93,406	$1,612,554
Shares issued to shareholders in reinvestment of dividends and distributions	55,947	954,414
Shares redeemed	(112,322)	(1,962,815)

Net increase (decrease)	37,031	$604,153

Year ended October 31, 2015:
Shares sold	785,662	$14,932,896
Shares issued to shareholders in reinvestment of dividends and distributions	6,371	113,827
Shares redeemed	(62,340)	(1,177,661)

Net increase (decrease)	729,693	$13,869,062

(a) Inception date was February 29, 2016.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The

Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted that the Fund’s investment performance compared favorably to peers in all periods.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

30	MainStay Epoch Global Equity Yield Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695877 MS164-16	MSEGEY10-06/16 (NYLIM) NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.85 –0.37%	–8.09 –2.74%	0.02 1.16%	3.11 3.71%	1.68 1.68%
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.97 –0.50%	–8.30 –2.96%	–0.16 0.97%	2.17 2.75%	1.91 1.91%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.83 –0.85	–4.62 –3.67	0.22 0.22	2.10 2.10	2.66 2.66
Class I Shares[3]	No Sales Charge		–0.26	–2.52	1.41	3.20	1.43

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Ex U.S. Small Cap Index[5]	3.67%	0.11%	3.48%	2.94%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	0.20	–3.64	3.93	3.78

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper International Small-/Mid-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$996.30	$8.19	$1,016.70	$8.27

Investor Class Shares	$1,000.00	$995.00	$9.18	$1,015.70	$9.27

Class C Shares	$1,000.00	$991.50	$12.87	$1,011.90	$13.01

Class I Shares	$1,000.00	$997.40	$6.95	$1,017.90	$7.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.65% for Class A, 1.85% for Investor Class, 2.60% for Class C and 1.40% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2016 (Unaudited)

Japan	22.3%
United Kingdom	18.2
Italy	10.4
France	8.6
Canada	8.0
Spain	5.1
Germany	4.6
Australia	3.4
United States	2.6
Sweden	1.9
Switzerland	1.8
Netherlands	1.3
Denmark	1.2
Portugal	1.2
Finland	1.1
Singapore	1.0

China	0.8%
New Zealand	0.8
Hong Kong	0.7
Norway	0.7
Brazil	0.6
Cambodia	0.6
Luxembourg	0.6
Belgium	0.5
Malaysia	0.5
Thailand	0.5
Republic of Korea	0.4
Ireland	0.2
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Altran Technologies S.A.

2.	Azimut Holding S.p.A.

3.	Intermediate Capital Group PLC

4.	Nexity S.A.

5.	Whitecap Resources, Inc.
6.	Playtech PLC

7.	Sundrug Co., Ltd.

8.	TORC Oil & Gas, Ltd.

9.	Merlin Properties Socimi S.A.

10.	Sopra Steria Group

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned –0.37% for Class A shares, –0.50% for Investor Class shares and
–0.85% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –0.26%. For the six months ended April 30, 2016, all share classes underperformed the 3.67% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 0.20% return of the Average Lipper2 International Small-/Mid-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection in the consumer discretionary sector and stock selection and an underweight position relative to the MSCI World Ex U.S. Small Cap Index in the materials sector were the most significant detractors from the Fund’s relative performance. Stock selection and an overweight position relative to the benchmark in the energy sector and stock selection in the information technology sector were the most significant positive contributors to the Fund’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection in the U.K. was a relative detractor, while stock selection in France helped the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

TORC Oil & Gas and Sundrug were among the top contributors to absolute performance. Canadian energy company TORC Oil & Gas continued to focus on initiatives to preserve financial flexibility and improve capital efficiencies and operating costs.

Japanese drug and discount store operator Sundrug raised its consolidated full-year outlook for 2016 when gross margins increased during the reporting period.

Among the companies that detracted from the Fund’s absolute performance were Italian banks Credito Valtellinese and Banco Popolare, which were affected by negative sentiment when Italian regulators took a hardline stance that impeded expected industry consolidation.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period, including Northstar Realty Europe and Lundin Mining. Several positions, such as CCL Industries and USG People NV, were eliminated as well, either as a result of price appreciation or a change in the core investment thesis.

How did the Fund’s sector weightings change during the reporting period?

Among the Fund’s most significant changes were increases in exposure to the energy, health care and financials sectors. The Fund’s weightings in the industrials, information technology and materials sectors were reduced. From a country perspective, the Fund’s weightings in Canada and France, among others, were increased; and weightings in the U.K. and the Netherlands, among others, were reduced.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund’s most substantially overweight positions relative to the MSCI World Ex U.S. Small Cap Index were in the information technology, consumer discretionary and energy sectors. As of the same date, the Fund’s most substantially underweight positions relative to the benchmark were in materials and consumer staples.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.0%†
Australia 3.4%
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	51,000	$90,352
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	62,335	473,964
Asaleo Care, Ltd. (Personal Products)	203,075	304,184
Nine Entertainment Co. Holdings, Ltd. (Media)	248,413	213,435
Pact Group Holdings, Ltd. (Containers & Packaging)	60,052	236,522
Spotless Group Holdings, Ltd. (Commercial Services & Supplies)	237,650	234,003

		1,552,460

Belgium 0.5%
Ontex Group N.V. (Personal Products)	7,210	220,884

Brazil 0.4%
JSL S.A. (Road & Rail)	65,700	176,130

Cambodia 0.6%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	390,000	280,047

Canada 8.0%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	44,100	385,220
ATS Automation Tooling Systems, Inc. (Machinery) (a)	21,657	200,397
Cardinal Energy, Ltd. (Oil, Gas & Consumable Fuels)	46,119	345,883
Element Financial Corp. (Diversified Financial Services)	19,495	218,769
Lundin Mining Corp. (Metals & Mining) (a)	143,113	562,323
Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	182,900	358,599
♦TORC Oil & Gas, Ltd. (Oil, Gas & Consumable Fuels)	114,600	772,708
♦Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	109,800	823,478

		3,667,377

China 0.8%
Jiangnan Group, Ltd. (Electrical Equipment)	1,054,000	178,002
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	300,000	180,613

		358,615

Denmark 1.2%
ALK-Abello A/S (Pharmaceuticals)	3,330	541,022

	Shares	Value
Finland 1.1%
Cramo Oyj (Trading Companies & Distributors)	24,650	$493,099

France 8.6%
Alten S.A. (IT Services)	6,460	399,439
♦Altran Technologies S.A. (IT Services)	71,990	1,067,909
Elior Group (Commercial Services & Supplies) (b)	30,650	658,924
IPSOS (Media)	5,630	167,612
♦Nexity S.A. (Real Estate Management & Development)	15,600	836,514
Saft Groupe S.A. (Electrical Equipment)	3,346	103,983
♦Sopra Steria Group (IT Services)	6,083	706,982

		3,941,363

Germany 4.6%
Bertrandt A.G. (Professional Services)	1,720	198,623
Gerresheimer A.G. (Life Sciences Tools & Services)	7,824	581,789
KION Group A.G. (Machinery)	9,530	519,209
MorphoSys A.G. (Life Sciences Tools & Services) (a)	4,571	228,727
ProSiebenSat.1 Media S.E. (Media)	5,840	297,710
Stroeer S.E. & Co. KGaA (Media)	5,850	288,037

		2,114,095

Hong Kong 0.7%
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	372,000	305,968

Ireland 0.2%
Kingspan Group PLC (Building Products)	4,000	105,345

Italy 10.4%
♦Azimut Holding S.p.A. (Capital Markets)	37,919	954,353
Banca Generali S.p.A. (Capital Markets)	13,033	386,965
Banca Mediolanum S.p.A. (Diversified Financial Services)	80,730	664,181
Banca Popolare dell’Emilia Romagna S.C. (Banks)	30,341	177,358
Banco Popolare S.C. (Banks)	46,799	330,365
Buzzi Unicem S.p.A. (Construction Materials)	15,400	291,663
Credito Valtellinese S.C. (Banks) (a)	376,570	293,641
Hera S.p.A. (Multi-Utilities)	190,450	572,664
Industria Macchine Automatiche S.p.A. (Machinery)	5,150	300,158
Infrastrutture Wireless Italiane S.p.A (Diversified Telecommunication Services) (a)(b)	116,002	594,539
RAI Way S.p.A. (Media) (b)	32,750	165,002

		4,730,889

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan 22.3%
Air Water, Inc. (Chemicals)	17,160	$268,689
Amano Corp. (Electronic Equipment, Instruments & Components)	7,200	122,211
Asahi Holdings, Inc. (Metals & Mining)	6,600	91,805
Century Tokyo Leasing Corp. (Diversified Financial Services)	11,100	393,820
Daifuku Co., Ltd. (Machinery)	32,000	599,699
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	14,800	264,842
DTS Corp. (IT Services)	7,600	156,429
GMO Internet, Inc. (Internet Software & Services)	21,400	264,483
H.I.S Co., Ltd. (Hotels, Restaurants & Leisure)	12,765	326,923
Kansai Paint Co., Ltd. (Chemicals)	16,540	301,886
Leopalace21 Corp. (Real Estate Management & Development)	65,900	413,114
MISUMI Group, Inc. (Trading Companies & Distributors)	27,900	407,487
Nachi-Fujikoshi Corp. (Machinery)	57,000	193,393
Nichias Corp. (Building Products)	29,000	194,060
Nifco, Inc. (Auto Components)	9,250	460,761
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	12,100	328,883
OBIC Co., Ltd. (IT Services)	11,000	600,658
PALTAC Corp. (Distributors)	10,900	200,994
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	9,500	632,143
SCSK Corp. (IT Services)	11,200	422,632
SKY Perfect JSAT Holdings, Inc. (Media)	60,100	330,437
Skylark Co., Ltd. (Hotels, Restaurants & Leisure)	41,600	547,759
St. Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	7,700	214,355
♦Sundrug Co., Ltd. (Food & Staples Retailing)	10,700	792,444
Technopro Holdings, Inc. (Professional Services)	3,800	109,643
Temp Holdings Co., Ltd. (Professional Services)	37,300	585,442
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	11,300	332,946
Tosho Co., Ltd. (Hotels, Restaurants & Leisure)	3,900	146,067
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	12,100	448,064

		10,152,069

Luxembourg 0.6%
Eurofins Scientific S.E. (Life Sciences Tools & Services)	770	285,711

Malaysia 0.5%
Astro Malaysia Holdings BHD (Media)	305,900	216,906

	Shares	Value
Netherlands 1.3%
Aalberts Industries N.V. (Machinery)	12,780	$437,841
Euronext N.V. (Diversified Financial Services) (b)	3,300	139,433

		577,274

New Zealand 0.8%
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	103,450	353,224

Norway 0.7%
SpareBank 1 SMN (Banks)	50,550	310,764

Portugal 1.2%
Mota-Engil SGPS S.A. (Construction & Engineering)	146,710	303,727
NOS SGPS S.A. (Media)	32,750	234,940

		538,667

Republic of Korea 0.4%
Kiwoom Securities Co., Ltd. (Capital Markets)	438	26,409
Paradise Co., Ltd. (Hotels, Restaurants & Leisure)	9,403	143,183

		169,592

Singapore 1.0%
First Resources, Ltd. (Food Products)	154,200	218,427
SembCorp Industries, Ltd. (Industrial Conglomerates)	109,900	236,168

		454,595

Spain 5.1%
Abengoa Yield PLC (Independent Power & Renewable Electricity Producers)	25,383	457,656
Liberbank S.A. (Banks) (a)	198,319	238,440
Mediaset Espana Comunicacion S.A. (Media)	21,120	274,240
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	45,662	574,615
♦Merlin Properties Socimi S.A. (Real Estate Investment Trusts)	65,310	759,050

		2,304,001

Sweden 1.9%
BillerudKorsnas AB (Containers & Packaging)	26,450	410,726
Boliden AB (Metals & Mining)	19,250	335,598
Nobia AB (Household Durables)	11,200	127,684

		874,008

Switzerland 1.8%
EFG International A.G. (Capital Markets) (a)	13,547	84,589
Gategroup Holding A.G. (Commercial Services & Supplies) (a)	2,770	152,606
Temenos Group A.G. Registered (Software) (a)	11,374	589,864

		827,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Thailand 0.5%
Thaicom PCL (Diversified Telecommunication Services)	285,200	$234,741

United Kingdom 18.2%
Ashtead Group PLC (Trading Companies & Distributors)	16,237	215,302
Babcock International Group PLC (Commercial Services & Supplies)	23,717	328,348
Bovis Homes Group PLC (Household Durables)	13,955	177,804
Consort Medical PLC (Health Care Equipment & Supplies)	6,086	87,859
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	21,250	285,189
Hays PLC (Professional Services)	222,350	416,180
Inchcape PLC (Distributors)	26,865	265,945
♦Intermediate Capital Group PLC (Capital Markets)	106,180	952,590
Just Eat PLC (Internet Software & Services) (a)	47,501	266,173
Ladbrokes PLC (Hotels, Restaurants & Leisure)	285,350	488,653
Lancashire Holdings, Ltd. (Insurance)	8,927	71,675
Lavendon Group PLC (Trading Companies & Distributors)	54,300	110,283
Michael Page International PLC (Professional Services)	82,620	490,728
Micro Focus International PLC (Software)	23,261	519,674
♦Playtech PLC (Software)	67,580	794,400
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	476,151	513,100
Saga PLC (Insurance)	142,700	437,029
Savills PLC (Real Estate Management & Development)	23,640	256,299
SIG PLC (Trading Companies & Distributors)	146,892	290,825
SThree PLC (Professional Services)	26,044	129,384
Stock Spirits Group PLC (Beverages)	89,409	210,657
Taylor Wimpey PLC (Household Durables)	56,646	152,542
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	252,200	325,203
Tullow Oil PLC (Oil, Gas & Consumable Fuels) (a)	42,408	173,315
Vesuvius PLC (Machinery)	36,170	169,806
William Hill PLC (Hotels, Restaurants & Leisure)	41,600	190,071

		8,319,034

United States 1.2%
Northstar Realty Europe Corp. (Real Estate Investment Trusts)	47,000	560,710

Total Common Stocks (Cost $42,620,727)		44,665,649

	Shares	Value
Preferred Stock 0.2%
Brazil 0.2%
Banco ABC Brasil S.A. 7.81% (Banks)	26,273	$90,524

Total Preferred Stock (Cost $137,863)		90,524

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $652,648 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $640,000 and a Market Value of $667,165) (Capital Markets)	$652,646	652,646

Total Short-Term Investment (Cost $652,646)		652,646

Total Investments (Cost $43,411,236) (c)	99.6%	45,408,819
Other Assets, Less Liabilities	0.4	187,124
Net Assets	100.0%	$45,595,943

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2016, cost was $45,531,725 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$5,748,806
Gross unrealized depreciation	(5,871,712)

Net unrealized depreciation	$(122,906)

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$44,665,649	$—	$—	$44,665,649
Preferred Stock	90,524	—	—	90,524
Short-Term Investment
Repurchase Agreement	—	652,646	—	652,646

Total Investments in Securities	$44,756,173	$652,646	$—	$45,408,819

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$460,761	1.0%
Banks	1,441,092	3.2
Beverages	210,657	0.5
Building Products	299,405	0.7
Capital Markets	3,057,552	6.7
Chemicals	903,521	2.0
Commercial Services & Supplies	1,373,881	3.0
Construction & Engineering	303,727	0.7
Construction Materials	291,663	0.6
Containers & Packaging	647,248	1.4
Distributors	466,939	1.0
Diversified Financial Services	1,864,267	4.1
Diversified Telecommunication Services	829,280	1.8
Electrical Equipment	281,985	0.6
Electronic Equipment, Instruments & Components	122,211	0.3
Food & Staples Retailing	792,444	1.7
Food Products	218,427	0.5
Health Care Equipment & Supplies	268,472	0.6
Hotels, Restaurants & Leisure	4,704,447	10.3
Household Durables	458,030	1.0
Independent Power & Renewable Electricity Producers	842,876	1.8
Industrial Conglomerates	236,168	0.5
Insurance	508,704	1.1
Internet Software & Services	530,656	1.2
IT Services	3,354,049	7.4
Life Sciences Tools & Services	1,096,227	2.4
Machinery	2,420,503	5.3
Media	2,188,319	4.8
Metals & Mining	989,726	2.2
Multi-Utilities	572,664	1.3
Oil, Gas & Consumable Fuels	2,987,083	6.5
Personal Products	525,068	1.2
Pharmaceuticals	1,479,133	3.2
Professional Services	1,930,000	4.2
Real Estate Investment Trusts	1,319,760	2.9
Real Estate Management & Development	1,505,927	3.3
Road & Rail	176,130	0.4
Software	1,903,938	4.2
Trading Companies & Distributors	1,845,879	4.0

	45,408,819	99.6
Other Assets, Less Liabilities	187,124	0.4

Net Assets	$45,595,943	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $43,411,236)	$45,408,819
Cash denominated in foreign currencies (identified cost $176,793)	178,715
Receivables:
Dividends and interest	223,868
Fund shares sold	7,970
Other assets	33,286

Total assets	45,852,658

Liabilities
Payables:
Investment securities purchased	136,452
Professional fees	33,516
Manager (See Note 3)	28,845
Custodian	27,553
Fund shares redeemed	18,540
Shareholder communication	4,766
Transfer agent (See Note 3)	3,531
NYLIFE Distributors (See Note 3)	2,307
Trustees	146
Foreign capital gains tax (See Note 2(C))	31
Accrued expenses	1,028

Total liabilities	256,715

Net assets	$45,595,943

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$2,139
Additional paid-in capital	94,178,158

94,180,297
Distributions in excess of net investment income	(387,153)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(50,201,486)
Net unrealized appreciation (depreciation) on investments (a)	1,997,552
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	6,733

Net assets	$45,595,943

Class A
Net assets applicable to outstanding shares	$5,230,022

Shares of beneficial interest outstanding	251,573

Net asset value per share outstanding	$20.79
Maximum sales charge (5.50% of offering price)	1.21

Maximum offering price per share outstanding	$22.00

Investor Class
Net assets applicable to outstanding shares	$1,187,216

Shares of beneficial interest outstanding	57,265

Net asset value per share outstanding	$20.73
Maximum sales charge (5.50% of offering price)	1.21

Maximum offering price per share outstanding	$21.94

Class C
Net assets applicable to outstanding shares	$1,221,005

Shares of beneficial interest outstanding	59,947

Net asset value and offering price per share outstanding	$20.37

Class I
Net assets applicable to outstanding shares	$37,957,700
Shares of beneficial interest outstanding	1,770,701

Net asset value and offering price per share outstanding	$21.44

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(31).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$443,015
Interest	110

Total income	443,125

Expenses
Manager (See Note 3)	256,559
Custodian	46,937
Professional fees	32,599
Registration	28,086
Distribution/Service—Class A (See Note 3)	6,486
Distribution/Service—Investor Class (See Note 3)	1,357
Distribution/Service—Class C (See Note 3)	6,117
Transfer agent (See Note 3)	10,113
Shareholder communication	6,317
Trustees	667
Miscellaneous	9,993

Total expenses before waiver/reimbursement	405,231
Expense waiver/reimbursement from Manager (See Note 3)	(62,535)

Net expenses	342,696

Net investment income (loss)	100,429

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	817,511
Foreign currency transactions	(14,392)

Net realized gain (loss) on investments and foreign currency transactions	803,119

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(1,092,148)
Translation of other assets and liabilities in foreign currencies	14,861

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,077,287)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(274,168)

Net increase (decrease) in net assets resulting from operations	$(173,739)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $37,989.
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(31).

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$100,429	$716,453
Net realized gain (loss) on investments and foreign currency transactions	803,119	8,391,920
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,077,287)	(4,473,065)

Net increase (decrease) in net assets resulting from operations	(173,739)	4,635,308

Dividends to shareholders:
From net investment income:
Class A	(123,143)	(22,904)
Investor Class	(23,820)	(1,909)
Class C	(18,276)	—
Class I	(1,059,591)	(759,196)

Total dividends to shareholders	(1,224,830)	(784,009)

Capital share transactions:
Net proceeds from sale of shares	4,487,223	13,165,469
Net asset value of shares issued to shareholders in reinvestment of dividends	983,138	677,147
Cost of shares redeemed	(13,040,577)	(77,325,826)

Increase (decrease) in net assets derived from capital share transactions	(7,570,216)	(63,483,210)

Net increase (decrease) in net assets	(8,968,785)	(59,631,911)

Net Assets
Beginning of period	54,564,728	114,196,639

End of period	$45,595,943	$54,564,728

Undistributed (distributions in excess of) net investment income at end of period	$(387,153)	$737,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015		2014	2013	2012		2011
Net asset value at beginning of period	$21.35		$20.35		$22.40	$17.80	$16.33		$18.95

Net investment income (loss) (a)	0.03		0.16		0.14	0.23	0.19		0.10
Net realized and unrealized gain (loss) on investments	(0.11)		0.97		(1.66)	4.77	1.29		(2.24)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	(0.08)		1.11		(1.54)	4.99	1.47		(2.17)

Less dividends:
From net investment income	(0.48)		(0.11)		(0.51)	(0.39)	—		(0.45)

Net asset value at end of period	$20.79		$21.35		$20.35	$22.40	$17.80		$16.33

Total investment return (b)	(0.37	%)(c)	5.49%		(7.01%)	28.65%	9.00%		(11.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	% ††	0.78%		0.62%	1.21%	1.15%		0.53%
Net expenses	1.65	% ††	1.63	%(d)	1.50%	1.57%	1.61	%(d)	1.69%
Expenses (before waiver/reimbursement)	1.92	% ††	1.68	%(d)	1.55%	1.62%	1.64	%(d)	1.69%
Portfolio turnover rate	25%		39%		54%	55%	44%		69%
Net assets at end of period (in 000’s)	$5,230		$5,602		$4,729	$4,323	$5,536		$5,261

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015		2014	2013	2012		2011
Net asset value at beginning of period	$21.28		$20.27		$22.30	$17.75	$16.30		$18.97

Net investment income (loss) (a)	0.01		0.11		0.07	0.21	0.16		0.10
Net realized and unrealized gain (loss) on investments	(0.12)		0.97		(1.62)	4.73	1.30		(2.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	(0.11)		1.06		(1.57)	4.93	1.45		(2.18)

Less dividends:
From net investment income	(0.44)		(0.05)		(0.46)	(0.38)	—		(0.49)

Net asset value at end of period	$20.73		$21.28		$20.27	$22.30	$17.75		$16.30

Total investment return (b)	(0.50	%)(c)	5.24%		(7.19%)	28.37%	8.90%		(11.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12	% ††	0.55%		0.33%	1.09%	0.99%		0.51%
Net expenses	1.85	% ††	1.85	%(d)	1.73%	1.76%	1.73	%(d)	1.76%
Expenses (before waiver/reimbursement)	2.13	% ††	1.91	%(d)	1.78%	1.81%	1.76	%(d)	1.76%
Portfolio turnover rate	25%		39%		54%	55%	44%		69%
Net assets at end of period (in 000’s)	$1,187		$1,139		$830	$901	$780		$807

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015		2014	2013	2012		2011
Net asset value at beginning of period	$20.84		$19.95		$21.90	$17.44	$16.13		$18.84

Net investment income (loss) (a)	(0.07)		(0.04)		(0.04)	0.02	0.05		(0.05)
Net realized and unrealized gain (loss) on investments	(0.11)		0.95		(1.66)	4.71	1.27		(2.22)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	(0.18)		0.89		(1.72)	4.72	1.31		(2.30)

Less dividends:
From net investment income	(0.29)		—		(0.23)	(0.26)	—		(0.41)

Net asset value at end of period	$20.37		$20.84		$19.95	$21.90	$17.44		$16.13

Total investment return (b)	(0.85	%)(c)	4.46%		(7.94%)	27.42%	8.12%		(12.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.67	%)††	(0.18%)		(0.17%)	0.08%	0.30%		(0.29%)
Net expenses	2.60	% ††	2.60	% (d)	2.48%	2.52%	2.48	%(d)	2.51%
Expenses (before waiver/reimbursement)	2.88	% ††	2.66	% (d)	2.53%	2.57%	2.51	%(d)	2.51%
Portfolio turnover rate	25%		39%		54%	55%	44%		69%
Net assets at end of period (in 000’s)	$1,221		$1,284		$956	$916	$2,334		$2,064

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015		2014	2013	2012		2011
Net asset value at beginning of period	$22.03		$21.01		$23.11	$18.35	$16.83		$19.51

Net investment income (loss) (a)	0.05		0.19		0.19	0.29	0.21		0.13
Net realized and unrealized gain (loss) on investments	(0.11)		1.02		(1.70)	4.91	1.35		(2.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	(0.06)		1.19		(1.53)	5.19	1.55		(2.19)

Less dividends:
From net investment income	(0.53)		(0.17)		(0.57)	(0.43)	(0.03)		(0.49)

Net asset value at end of period	$21.44		$22.03		$21.01	$23.11	$18.35		$16.83

Total investment return (b)	(0.26	%)(c)	5.74%		(6.77%)	28.97%	9.26%		(11.59%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	% ††	0.90%		0.81%	1.48%	1.27%		0.69%
Net expenses	1.40	% ††	1.38	%(d)	1.25%	1.32%	1.36	%(d)	1.44%
Expenses (before waiver/reimbursement)	1.67	% ††	1.43	%(d)	1.30%	1.37%	1.39	%(d)	1.44%
Portfolio turnover rate	25%		39%		54%	55%	44%		69%
Net assets at end of period (in 000’s)	$37,958		$46,540		$107,682	$119,726	$154,291		$257,740

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

20	MainStay Epoch International Small Cap Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker / dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

21

Notes to Financial Statements (Unaudited) (continued)

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness

22	MainStay Epoch International Small Cap Fund

of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

23

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $256,559 and waived its fees and/or reimbursed expenses in the amount of $62,535.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund,

maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $572 and $598, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $473.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$854
Investor Class	1,331
Class C	1,502
Class I	6,426

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Epoch International Small Cap Fund

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $49,362,876 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$49,363	$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$784,009

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the

Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $11,607 and $19,875, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	44,394	$875,574
Shares issued to shareholders in reinvestment of dividends and distributions	5,751	119,095
Shares redeemed	(60,330)	(1,205,320)

Net increase (decrease) in shares outstanding before conversion	(10,185)	(210,651)
Shares converted into Class A (See Note 1)	735	15,132
Shares converted from Class A (See Note 1)	(1,336)	(26,445)

Net increase (decrease)	(10,786)	$(221,964)

Year ended October 31, 2015:
Shares sold	129,138	$2,774,421
Shares issued to shareholders in reinvestment of dividends and distributions	1,168	22,881
Shares redeemed	(98,431)	(2,025,044)

Net increase (decrease) in shares outstanding before conversion	31,875	772,258
Shares converted into Class A (See Note 1)	1,510	33,667
Shares converted from Class A (See Note 1)	(3,395)	(69,374)

Net increase (decrease)	29,990	$736,551

25

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	9,319	$189,234
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	23,610
Shares redeemed	(7,308)	(149,002)

Net increase (decrease) in shares outstanding before conversion	3,154	63,842
Shares converted into Investor Class (See Note 1)	1,340	26,445
Shares converted from Investor Class (See Note 1)	(737)	(15,132)

Net increase (decrease)	3,757	$75,155

Year ended October 31, 2015:
Shares sold	24,676	$522,238
Shares issued to shareholders in reinvestment of dividends and distributions	98	1,909
Shares redeemed	(14,101)	(290,866)

Net increase (decrease) in shares outstanding before conversion	10,673	233,281
Shares converted into Investor Class (See Note 1)	3,406	69,374
Shares converted from Investor Class (See Note 1)	(1,514)	(33,667)

Net increase (decrease)	12,565	$268,988

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,340	$88,170
Shares issued to shareholders in reinvestment of dividends and distributions	674	13,719
Shares redeemed	(6,668)	(131,693)

Net increase (decrease)	(1,654)	$(29,804)

Year ended October 31, 2015:
Shares sold	36,457	$758,891
Shares redeemed	(22,767)	(468,933)

Net increase (decrease)	13,690	$289,958

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	163,851	$3,334,245
Shares issued to shareholders in reinvestment of dividends and distributions	38,758	826,714
Shares redeemed	(544,827)	(11,554,562)

Net increase (decrease)	(342,218)	$(7,393,603)

Year ended October 31, 2015:
Shares sold	429,851	$9,109,919
Shares issued to shareholders in reinvestment of dividends and distributions	32,343	652,357
Shares redeemed	(3,474,460)	(74,540,983)

Net increase (decrease)	(3,012,266)	$(64,778,707)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch International Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted the Fund’s underperformance relative to peers over various time periods but observed that more recent investment results showed improvement. The Board considered its discussions with representatives from New York Life Investments regarding the Fund and determined to continue monitoring the Fund over the next year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to

28	MainStay Epoch International Small Cap Fund

allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between

New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board observed that contractual and voluntary fee and expense limitations remained in place for the Fund and that the Fund’s total net expenses compared favorably to peers.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

30	MainStay Epoch International Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695297 MS164-16	MSEISC10-06/16 (NYLIM) NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (3/31/10)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.41 6.19%	3.07 7.92%	8.48 9.48%	7.93 8.75%	0.92 0.92%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.41 6.19	3.05 7.90	8.46 9.47	7.87 8.68	0.94 0.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.80 5.80	6.10 7.10	8.64 8.64	7.89 7.89	1.69 1.69
Class I Shares	No Sales Charge		6.32	8.19	9.77	9.00	0.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Barclays Municipal Bond Index[3]	3.55%	5.29%	5.37%	4.98%
High Yield Municipal Bond Composite Index[4]	3.79	4.85	6.72	6.23
Average Lipper High Yield Municipal Debt Fund[5]	4.58	6.20	7.58	6.46

3.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Municipal Debt Fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,061.90	$4.46	$1,020.50	$4.37

Investor Class Shares	$1,000.00	$1,061.90	$4.56	$1,020.40	$4.47

Class C Shares	$1,000.00	$1,058.00	$8.39	$1,016.70	$8.22

Class I Shares	$1,000.00	$1,063.20	$3.18	$1,021.80	$3.12

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Class A, 0.89% for Investor Class, 1.64% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

State Composition as of April 30, 2016

California	11.2%
Puerto Rico	10.9
New York	7.8
Illinois	7.2
Texas	6.9
New Jersey	5.5
Michigan	5.4
Ohio	3.7
Pennsylvania	3.6
Florida	3.4
Colorado	2.6
Wisconsin	2.5
Indiana	2.4
Massachusetts	2.4
Guam	2.1
Virginia	2.1
Arizona	1.8
District of Columbia	1.8
Louisiana	1.4
U.S. Virgin Islands	1.4
Alabama	1.3
Washington	1.3
Georgia	1.2
Iowa	1.2
Kentucky	0.8
Missouri	0.8

Minnesota	0.5%
Mississippi	0.5
Tennessee	0.5
Alaska	0.4
Nevada	0.4
New Hampshire	0.4
South Carolina	0.4
Maryland	0.3
Oklahoma	0.3
Oregon	0.3
Connecticut	0.2
Delaware	0.2
Multi-State	0.2
New Mexico	0.2
Rhode Island	0.2
South Dakota	0.2
Arkansas	0.1
Hawaii	0.1
Nebraska	0.1
Utah	0.1
West Virginia	0.1
Wyoming	0.1
Vermont	0.0 ‡
Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (Unaudited)

1.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, (zero coupon)–8.25, due 7/1/16–7/1/44

2.	JPMorgan Chase Putters / Drivers Trust, Unlimited General Obligation, 0.75%, due 12/15/16

3.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.75%–5.00%, due 6/1/29–6/1/41

4.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, (zero coupon)–5.50%, due 7/1/17–7/1/38

5.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/42
6.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 4.50%–5.75%, due 6/1/27–6/1/47

7.	Metropolitan Washington Airports Authority, Revenue Bonds, (zero coupon)–5.00%, due 10/1/39–10/1/53

8.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/33–12/1/44

9.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.125%, due 8/1/40–8/1/46

10.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–5.50%, due 7/1/16–7/1/35

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during six months ended April 30, 2016?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 6.19% for Class A and Investor Class shares and 5.80% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 6.32%. For the six months ended April 30, 2016, all share classes outperformed the 3.55% return of the Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark; the 3.79% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark; and the 4.58% return of the Average Lipper2 High Yield Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund maintained a significantly overweight position relative to the Barclays Municipal Bond Index in credits rated BBB3 and lower. (The Barclays Municipal Bond Index consists entirely of investment grade credits.) This positioning helped the Fund’s relative performance as lower-quality bonds significantly outperformed higher-quality bonds during the reporting period. The Fund also benefited from its longer-maturity profile compared to the Index, as the municipal yield curve4 flattened. The Fund’s overweight exposure to tobacco bonds also produced significant outperformance in relation to the Index, as tobacco credit fundamentals improved with the decline in oil prices. Our security selection among insured Puerto Rico bonds also helped performance relative to the Barclays Municipal Bond Index. Detracting slightly from relative performance were underweight positions in New York and Ohio credits and a roughly 10% portfolio allocation to cash-equivalent securities, which were held to provide the Fund with ample liquidity.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. Since the Fund’s investable universe is broader than the Barclays Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst6 was 6.0 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate combined with strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads.7 Our expectation of a flatter yield curve and continued spread tightening were therefore significant drivers of Fund positioning during the reporting period, and the Fund’s positive cash flow was invested accordingly. In the primary and secondary markets, we found attractive opportunities to invest in bonds maturing in more than 20 years, with an emphasis on credit-sensitive securities. The risk of a Puerto Rico debt restructuring continued to loom over the market, and uninsured Puerto Rico bonds produced negative absolute returns during the reporting period. The Fund maintained its Puerto Rico exposure exclusively in bonds insured by a monoline insurer. The Fund also continued to maintain a high degree of liquidity to combat the decline in capital committed to the market from our broker/dealer counterparties.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund maintained a longer-maturity and a lower-rating profile than the Barclays Municipal Bond Index. This positioning made a strong, positive contribution to the Fund’s relative performance during the reporting period, as credit spreads for bonds rated BBB and below narrowed more than spreads for higher-rated bonds. (Contributions take weightings and total returns into account.) While all sectors produced positive absolute returns during the reporting period,

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

the Fund’s tobacco-backed holdings were among the strongest-contributing sectors, along with the Fund’s special tax and transportation bonds. Other strong contributors were the Fund’s holdings in Puerto Rico, Texas and Michigan. The Fund’s allocation to industrial development revenue bonds detracted slightly from the Fund’s performance relative to the Index.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s strategy did not materially change from the prior reporting period. As a result, the prevalent sectors in the Fund—such as dedicated tax, education, industrial development revenue/pollution control revenue (“IDR/PCR”), health care and tobacco—continued to reflect our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). We believed that the scarcity value of the Fund’s infrequent issuers would enhance the performance of those specific bonds over time. During the reporting period, the Fund modestly altered its sector weightings. The Fund increased exposure to health care, transportation and local general obligation bonds, while it reduced exposure to IDR/PCRs.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund continued to hold an overweight position relative to the Barclays Municipal Bond Index in bonds with maturities of 20 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and lower. As of April 30, 2016, the Fund held approximately 46.8% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund maintained underweight positions relative to the Index in securities rated AA and AAA8 and in bonds with maturities of less than 10 years.

8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P, to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.3%†
Alabama 1.3%
Alabama Special Care Facilities Financing Authority-Birmingham, AL, Methodist Home for the Aging, Revenue Bonds
5.75%, due 6/1/45	$1,250,000	$1,279,225
6.00%, due 6/1/50	1,375,000	1,423,304
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,250,350
Series A, Insured: NATL-RE 5.25%, due 4/1/17	145,000	145,200
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,599,678
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,115,691
Insured: AMBAC 5.125%, due 4/1/21	250,000	250,245
Jefferson County, Revenue Bonds
Series A 4.75%, due 1/1/25	650,000	653,900
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,762,440
Series A 5.25%, due 1/1/17	330,000	331,980
Series A 5.50%, due 1/1/21	2,250,000	2,263,500
Jefferson County, Sewer Revenue, Revenue Bonds Senior Lien—Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,687,742

		30,763,255

Alaska 0.4%
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	10,785,000	10,166,157

Arizona 1.8%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	7,945,000	8,723,769

	Principal Amount	Value
Arizona (continued)
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	$3,450,000	$3,812,595
Industrial Development Authority, Basis Schools Projects, Revenue Bonds
Series A 5.00%, due 7/1/35 (a)	2,000,000	2,125,720
Series A 5.00%, due 7/1/46 (a)	4,120,000	4,295,018
Industrial Development Authority, Facility-American Leadership AC, Revenue Bonds
5.375%, due 6/15/35 (a)	1,360,000	1,385,446
5.625%, due 6/15/45 (a)	3,985,000	4,063,066
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,251,160
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	875,000	882,464
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,111,030
Phoenix Industrial Development Authority, Great Hearts Academies, Revenue Bonds
Series A 5.00%, due 7/1/36	1,700,000	1,896,044
Series A 5.00%, due 7/1/46	1,350,000	1,476,859
Phoenix Industrial Development Authority, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,000,000	1,069,750
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds 6.00%, due 7/1/33	450,000	457,753
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	25,000	25,028

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds (continued)
Series A 5.875%, due 6/1/33	$670,000	$660,278
6.10%, due 6/1/45	1,100,000	1,149,203
Pima County Industrial Development Authority, Revenue Bonds
5.375%, due 7/1/31	1,980,000	2,142,994
Series A 7.375%, due 7/1/49	3,470,000	3,669,664
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	586,655

		42,784,496

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,642,370
Series C 5.00%, due 2/1/35	1,170,000	1,343,616

		2,985,986

California 11.2%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,731,799
Alameda County Industrial Development Authority, Convergent Laser Project, Revenue Bonds Series A 0.60%, due 6/1/30 (b)(c)	2,285,000	2,285,000
Alameda County Industrial Development Authority, Malberg Engineering, Inc., Revenue Bonds 0.60%, due 8/1/31 (b)(c)	1,830,000	1,830,000
Alameda County Industrial Development Authority, White Brothers Project, Revenue Bonds 0.60%, due 3/1/32 (b)(c)	1,960,000	1,960,000
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,618,840

	Principal Amount	Value
California (continued)
Antelope Valley Healthcare District, Revenue Bonds Series A 5.25%, due 3/1/36	$3,870,000	$4,289,972
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	783,469
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	737,700
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series A 5.125%, due 6/1/38	4,000,000	3,999,800
5.125%, due 6/1/38	3,500,000	3,499,790
5.25%, due 6/1/46	3,095,000	2,938,114
5.65%, due 6/1/41	8,600,000	8,718,336
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A 5.375%, due 11/1/40 (a)	3,000,000	3,192,840
Series A 5.50%, due 11/1/45 (a)	6,000,000	6,393,000
California Municipal Finance Authority, Community Hospitals Center, Certificate of Participation 5.50%, due 2/1/39	1,640,000	1,816,398
California Municipal Finance Authority, Palmdale Aerospace Academy Project, Revenue Bonds 5.00%, due 7/1/41 (a)	1,750,000	1,884,365
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,205,290
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	583,665
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,212,460
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,636,386

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State, CA, Kindergarten-A6-RMKT, Unlimited General Obligation 0.38%, due 5/1/34 (c)	$5,000,000	$5,000,000
California State, CA, Kindergarten-B4-RMKT, Unlimited General Obligation 0.38%, due 5/1/34 (c)	5,000,000	5,000,000
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	10,000	10,633
6.00%, due 7/1/40	2,490,000	2,819,900
6.375%, due 7/1/45	1,170,000	1,336,561
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	3,990,414
7.50%, due 11/1/41	1,000,000	1,201,690
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,376,250
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	500,000	538,680
5.625%, due 11/1/33	680,000	718,515
5.875%, due 11/1/43	435,000	459,273
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/36 (a)	3,000,000	3,287,970
Series A 5.25%, due 12/1/56 (a)	9,000,000	9,822,420
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	749,546
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	777,717
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation Series A, Insured: AGC 4.375%, due 8/1/21	250,000	255,158

	Principal Amount	Value
California (continued)
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	$1,375,000	$1,746,387
Del Mar Ca Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,865,782
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,442,700
Series C (zero coupon), due 8/1/39	17,900,000	5,803,180
Series C (zero coupon), due 8/1/43	16,000,000	4,059,520
Series C (zero coupon), due 8/1/44	8,000,000	1,916,720
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,786,035
Series C 6.50%, due 1/15/43	5,000,000	5,996,400
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,288,500
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 4.50%, due 6/1/27	10,900,000	11,078,215
Series A-1 5.00%, due 6/1/33	2,755,000	2,758,086
Series A-1 5.125%, due 6/1/47	13,850,000	13,608,317
Series A-2 5.30%, due 6/1/37	10,000,000	10,055,800
Series A-1 5.75%, due 6/1/47	6,600,000	6,619,272
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,726,266
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,015,950
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,062,704

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Mendocino-Lake Community College District, Unlimited General Obligation (continued)
Series B, Insured: AGM (zero coupon), due 8/1/51	$40,000,000	$3,669,200
Northern California Gas Authority, Revenue Bonds Series B 1.139%, due 7/1/27 (c)	225,000	202,048
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	103,358
Riverside County Transportation Commission, Senior Lien, Revenue Bonds Series A 5.75%, due 6/1/48	1,480,000	1,726,864
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	375,080
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	302,920
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,597,956
San Francisco City and County Redevelopment Agency Series C (zero coupon), due 8/1/37	5,015,000	1,665,130
San Francisco City and County Redevelopment Agency, 6-Mission Bay Public Improvements, Special Tax Series D 7.00%, due 8/1/41	435,000	555,321
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series C (zero coupon), due 8/1/38	2,000,000	620,780
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Junior Lien—Series B 5.25%, due 1/15/49	220,000	243,767
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	690,000	702,931

	Principal Amount	Value
California (continued)
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	$27,410,000	$3,081,706
Santa Ana Unified School District, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	8,051,000
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,787,299
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	125,005
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,900,406
Insured: NATL-RE 5.25%, due 9/1/23	345,000	345,031
Insured: NATL-RE 5.25%, due 9/1/24	100,000	99,994
Insured: NATL-RE 5.25%, due 9/1/34	350,000	350,039
Insured: NATL-RE 5.375%, due 9/1/21	175,000	174,995
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: AGC 5.00%, due 9/1/23	100,000	101,033
Series A, Insured: AGC 5.00%, due 9/1/24	330,000	333,145
Series A, Insured: AGC 5.25%, due 9/1/31	150,000	151,151
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	49,990
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	74,999
Insured: NATL-RE 4.125%, due 9/1/22	100,000	99,999
Insured: NATL-RE 4.25%, due 9/1/24	215,000	214,998
Insured: NATL-RE 4.25%, due 9/1/25	20,000	19,999

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds (continued)
Insured: NATL-RE 5.00%, due 9/1/28	$2,265,000	$2,265,340
Insured: NATL-RE 5.00%, due 9/1/36	650,000	650,065
Stockton Unified School District, Unlimited General Obligation Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,410,811
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	55,163
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	72,642
Sutter Union High School District, Unlimited General Obligation Series B (zero coupon), due 6/1/50	16,260,000	2,278,514
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	16,160,000	16,158,869
Series A-1 5.375%, due 6/1/38	2,150,000	2,149,849
Series A-1 5.50%, due 6/1/45	5,100,000	5,099,643
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	625,435
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,740,100
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,026,800

		259,751,160

Colorado 2.6%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: AGC 5.00%, due 12/1/16	25,000	25,389
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,325,813

	Principal Amount	Value
Colorado (continued)
Central Platte Valley Metropolitan District, Unlimited General Obligation (continued)
Series A 5.375%, due 12/1/33	$1,500,000	$1,744,005
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (b)	8,000,000	8,340,000
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	980,000	1,065,750
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,889,760
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,837,155
Denver Convention Center Hotel Authority, Revenue Bonds Series, Insured: XLCA 5.00%, due 12/1/35	2,550,000	2,580,141
Denver Health and Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,788,560
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,396,850
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	191,744
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,429,471
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	433,305
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	777,260
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,966,633
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	316,190
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	976,642
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	456,359
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	181,321

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
(zero coupon), due 9/1/40	$3,450,000	$1,415,638
(zero coupon), due 9/1/41	3,925,000	1,544,958
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	2,500,000	2,708,375
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	2,400,000	2,603,952
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation 5.00%, due 12/1/45	4,000,000	4,526,840
Salida Hospital District, Revenue Bonds 5.25%, due 10/1/36	4,485,000	4,500,473

		60,022,584

Connecticut 0.2%
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (a)	1,500,000	1,590,675
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (b)	550,000	552,178
Series A, Insured: ACA 6.60%, due 7/1/24 (b)	2,075,000	2,082,574

		4,225,427

Delaware 0.2%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,186,954

District of Columbia 1.8%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,137,940
District of Columbia, Friendship Public Charter School, Revenue Bonds
5.00%, due 6/1/41	1,935,000	2,162,420
5.00%, due 6/1/46	1,400,000	1,557,024
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	670,000	670,121

	Principal Amount	Value
District of Columbia (continued)
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	$1,015,000	$1,039,350
♦Metropolitan Washington Airports Authority, Revenue Bonds
(zero coupon), due 10/1/39	5,005,000	1,972,120
5.00%, due 10/1/53	30,365,000	33,185,605

		41,724,580

Florida 3.4%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	250,000	259,148
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	1,000,000	1,071,880
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,070,000	4,070,244
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,824,442
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,717,740
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	3,835,000	4,043,739
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,429,055
6.125%, due 6/1/43	5,000,000	5,593,950
County of Escambia FL, Gulf Power Co., Revenue Bonds 0.35%, due 4/1/39 (c)	18,100,000	18,100,000
County of Osceola FL, Revenue Bonds Second Lien—Series A 5.375%, due 10/1/47	11,120,000	12,359,213
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,916,325

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	$1,825,000	$2,084,059
5.00%, due 11/15/39	2,230,000	2,539,591
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,718,100
Series C 5.00%, due 10/1/40	1,000,000	1,122,040
Series A 7.25%, due 10/1/40	2,500,000	3,279,375
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,737,135
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	400,000	435,004
Osceola County, Senior Lien-Poinciana, Revenue Bonds (zero coupon), due 10/1/36	4,000,000	3,060,280
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds Series A 7.375%, due 11/15/41	750,000	853,710
Tallahassee, Florida, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	5,000,000	5,634,550

		78,849,580

Georgia 1.2%
Burke County Development Authority, Georgia Power Co., Plant Vogtle Project, Revenue Bonds 0.52%, due 11/1/53 (c)	2,000,000	2,000,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	7,600,000	8,726,092
Cherokee County Development Authority, Goodwill North Georgia, Inc., Revenue Bonds 0.51%, due 8/1/33 (c)	600,000	600,000
Cobb County Development Authority, Kennesaw State University, Revenue Bonds 5.00%, due 7/15/38	890,000	983,957

	Principal Amount	Value
Georgia (continued)
Heard County Development Authority, Georgia Power Co., Revenue Bonds 0.37%, due 12/1/37 (b)(c)	$5,800,000	$5,800,000
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,117,990
Private Colleges And Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,691,380

		27,919,419

Guam 2.1%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (b)	3,000,000	3,534,270
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	13,565,000	15,804,853
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,682,789
Series D 5.00%, due 11/15/39	9,500,000	10,922,055
Series A 6.50%, due 11/1/40	3,990,000	4,818,723
Territory of Guam, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,610,000	8,142,167
Series A 7.00%, due 11/15/39	4,040,000	4,906,863

		49,811,720

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (a)	1,500,000	1,535,940

Illinois 7.2%
Chicago Board of Education, Chicago School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC, FGIC 5.50%, due 12/1/26	24,000,000	27,573,840
♦Chicago Board of Education, Unlimited General Obligation
Series B 5.00%, due 12/1/33	1,950,000	1,624,467
Series A 5.25%, due 12/1/41	5,295,000	4,405,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A 5.50%, due 12/1/39	$5,400,000	$4,569,318
Series A 7.00%, due 12/1/44	20,390,000	19,377,636
Chicago, Illinois, Sales Tax, Revenue Bonds Series A 5.25%, due 1/1/38	11,550,000	12,396,730
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,656,765
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,379,849
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,981,800
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,058,090
Illinois Finance Authority, Noble Network Charter, Revenue Bonds 5.00%, due 9/1/32	1,830,000	2,015,141
Illinois Finance Authority, Wesleyan University, Revenue Bonds Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	552,222
Illinois, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 3/1/34	12,880,000	12,896,358
♦JPMorgan Chase Putters / Drivers Trust, Unlimited General Obligation Series T0023 0.75%, due 12/15/16 (a)(c)	65,000,000	65,000,000
Massac County Hospital District, Unlimited General Obligation Insured: AGC 4.50%, due 11/1/31	110,000	110,382
Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds Series B-2 5.00%, due 6/15/50	1,600,000	1,677,632
Village of Matteson, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,764

		167,476,858

	Principal Amount	Value
Indiana 2.4%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	$2,285,000	$2,222,551
Carmel Redevelopment District, Certificate of Participation Series C 6.50%, due 7/15/35 (d)	1,000,000	1,111,470
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	6,805,975
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29 (b)	1,170,000	1,275,511
5.25%, due 2/1/34 (b)	750,000	817,680
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	742,005
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,362,643
5.50%, due 8/15/45	210,000	232,380
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,875,982
Indiana Finance Authority, Republic Services, Inc., Project, Revenue Bonds
0.70%, due 5/1/34 (b)(c)	18,250,000	18,250,000
0.70%, due 12/1/37 (b)(c)	6,000,000	6,000,000
St. Joseph County Hospital Authority, Memorial Health System, Revenue Bonds Series A 0.43%, due 8/15/33 (c)	6,395,000	6,395,000

		55,091,197

Iowa 1.2%
Hills, IA, Health Facilities, Mercy Hospital Project, Revenue Bonds 0.28%, due 8/1/35 (c)	7,300,000	7,300,000
Iowa Finance Authority, Health Facilities, Great River Medical Center Project, Revenue Bonds 0.29%, due 6/1/27 (c)	3,500,000	3,500,000
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,144,447
Series C 5.625%, due 6/1/46	6,730,000	6,729,529

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.50%, due 12/1/31	$1,570,000	$1,594,351
Insured: AGC 4.50%, due 12/1/41	960,000	973,766
Insured: AGC 5.00%, due 12/1/41	1,945,000	1,982,636

		28,224,729

Kentucky 0.8%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,159,940
Ohio County Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	16,130,000	16,323,560

		17,483,500

Louisiana 1.4%
City of New Orleans, Water Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,247,010
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	8,728,700
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,281,863
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,930,000	1,918,632
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	100,298
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bond 5.00%, due 5/15/47	5,000,000	5,574,550
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds Series A 5.75%, due 7/1/39	6,030,000	6,086,561

		32,937,614

	Principal Amount	Value
Maryland 0.3%
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	$1,000,000	$1,152,190
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,549,480
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,138,340

		6,840,010

Massachusetts 2.4%
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	11,900,000	13,444,025
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,712,680
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,184,860
Massachusetts Development Finance Agency, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,377,100
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,499,026
5.00%, due 9/1/45	1,175,000	1,321,299
Massachusetts Port Authority, Delta Airlines, Inc., Projects, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 1/1/21 (b)	1,615,000	1,621,331
Series A, Insured: AMBAC 5.00%, due 1/1/27 (b)	1,175,000	1,179,606
Massachusetts Port Authority, Special Facilities-Delta Airlines, Inc., Revenue Bonds
Series B, Insured: AMBAC 1.034%, due 1/1/31 (b)(c)	5,000,000	4,387,500
Series C, Insured: AMBAC 1.06%, due 1/1/31 (b)(c)	13,000,000	11,407,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds
Series I 5.00%, due 7/1/41	$1,850,000	$2,141,467
Series I 5.00%, due 7/1/46	4,500,000	5,179,365
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,806,317

		56,262,076

Michigan 5.4%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	561,633
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,015,000	861,796
6.00%, due 6/1/33	1,000,000	731,630
Central Plains Energy, Project No. 3, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	307,163
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,830
5.125%, due 11/1/35	605,000	605,369
Detroit, Michigan Sewage Disposal System, Revenue Bonds Second Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/36	260,000	261,786
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	5,000,000	5,569,750
Detroit, Michigan Water Supply System, Revenue Bonds
Senior Lien—Series C 4.50%, due 7/1/27	165,000	180,998
Senior Lien—Series D, Insured: NATL-RE 5.00%, due 7/1/33	720,000	724,946
Senior Lien—Series A 5.00%, due 7/1/36	655,000	715,987
Series C 5.00%, due 7/1/41	1,620,000	1,767,598

	Principal Amount	Value
Michigan (continued)
Detroit, Michigan Water Supply System, Revenue Bonds (continued)
Series A 5.25%, due 7/1/41	$10,840,000	$11,956,303
Detroit, Michigan Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,033
Detroit, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	20,149
Insured: AGM 5.00%, due 4/1/24	23,250	23,289
Insured: AMBAC 5.25%, due 4/1/22	58,125	57,845
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,733
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds Series A 5.25%, due 7/1/39	1,955,000	1,984,012
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,091,520
5.00%, due 12/1/40	1,000,000	1,079,810
5.00%, due 12/1/45	4,000,000	4,294,640
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds
Series A 7.375%, due 10/1/20 (d)(e)	885,000	531,151
Series A 8.00%, due 10/1/30 (d)(e)	1,750,000	1,050,053
Michigan Finance Authority, Exchanged Detroit Bonds, Revenue Bonds
Series G-5A, Insured: AMBAC 4.60%, due 4/1/24	109,850	109,845
Series G-8A, Insured: AGM 5.00%, due 4/1/24	126,750	126,964
Series G-5A, Insured: AMBAC 5.25%, due 4/1/22	316,875	316,875
Series G-5A, Insured: AMBAC 5.25%, due 4/1/24	249,275	249,320
Michigan Finance Authority, Higher-Education-Thomas M. Cooley Law, Revenue Bonds 6.75%, due 7/1/44 (a)	13,000,000	13,902,460

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D4 5.00%, due 7/1/34	$1,000,000	$1,145,520
5.00%, due 7/1/34	1,000,000	1,156,690
5.00%, due 7/1/35	2,000,000	2,303,000
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	3,000,000	3,145,170
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	855,000	924,725
Michigan Finance Authority, Public School Academy-Cesar, Revenue Bonds 5.75%, due 2/1/33	4,560,000	4,529,995
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	2,163,163
7.00%, due 10/1/36	1,740,000	1,766,726
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
7.75%, due 7/15/26	105,000	98,994
8.00%, due 7/15/41	2,000,000	1,821,700
Michigan Finance Authority, Senior Lien-Detroit Water & Sewer, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,094,190
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	341,649
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	530,575
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,675,192
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,509,930

	Principal Amount	Value
Michigan (continued)
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	$3,100,000	$3,277,227
Michigan Strategic Fund, Tax Allocation Series A 4.125%, due 7/1/45 (c)	16,000,000	16,382,400
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	7,355,000	7,357,574
Series A 6.00%, due 6/1/48	19,150,000	19,155,362
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,501,376

		126,070,646

Minnesota 0.5%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	3,000,000	3,194,520
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 0.31%, due 11/15/35 (c)	4,000,000	4,000,000
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,151,650
St. Paul Housing & Redevelopment Authority, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,075,032
5.00%, due 11/15/40	1,775,000	2,046,220

		12,467,422

Mississippi 0.5%
Mississippi Business Finance Corp., Mississippi Power Co., Revenue Bonds 0.47%, due 7/1/25 (b)(c)	10,600,000	10,600,000
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,483,275

		12,083,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri 0.8%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	$500,000	$528,405
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	395,000	395,296
5.50%, due 6/1/29	3,510,000	3,510,772
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds Series A-2 0.28%, due 10/1/35 (c)	4,340,000	4,340,000
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,077,600
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,590,000	1,649,880
6.00%, due 5/1/42	2,800,000	2,895,312
Lee’s Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,556,730
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,960,116

		17,914,111

Nebraska 0.1%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,996,889

Nevada 0.4%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: AGC 4.625%, due 4/1/37	1,645,000	1,706,342
Insured: AGC 5.00%, due 4/1/27	775,000	806,566
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,166,704

	Principal Amount	Value
Nevada (continued)
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	$2,750,000	$3,152,160
Nevada Housing Division, Multi Unit Housing-Help Owens, Revenue Bonds 0.49%, due 10/1/42 (b)(c)	2,065,000	2,065,000
Reno, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	413,474

		9,310,246

New Hampshire 0.4%
Manchester Housing & Redevelopment Authority, Inc., Capital Appreciation, Revenue Bonds
Series B, Insured: ACA, AGC (zero coupon), due 1/1/17	1,355,000	1,333,171
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	1,984,669
Series B, Insured: ACA (zero coupon), due 1/1/26	1,775,000	1,102,985
New Hampshire Health & Education Facilities Authority, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,000,000	1,146,490
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	3,158,180

		8,725,495

New Jersey 5.5%
Atlantic, Unlimited General Obligation
Insured: AGM 3.125%, due 11/1/31	100,000	91,814
Insured: AGM 4.00%, due 11/1/26	805,000	826,574
Essex County Improvement Authority, Revenue Bonds 5.25%, due 7/1/45 (a)(b)	1,500,000	1,532,880
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (b)	4,920,000	5,460,560
5.50%, due 4/1/28 (b)	180,000	180,601
Series A 5.625%, due 11/15/30 (b)	8,085,000	9,292,495
Series B 5.625%, due 11/15/30 (b)	7,000,000	8,045,450
5.75%, due 9/15/27 (b)	3,485,000	3,969,938
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	605,000	613,990

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds (continued)
Series A 6.00%, due 7/1/32	$650,000	$668,174
Series A 6.10%, due 7/1/44	1,900,000	1,935,093
New Jersey Economic Development Authority, Revenue Bonds
5.125%, due 1/1/34 (b)	3,000,000	3,403,080
Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,902,081
5.375%, due 1/1/43 (b)	2,000,000	2,258,920
6.00%, due 10/1/43	2,055,000	2,374,799
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	3,410,000	3,700,293
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	217,697
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	2,000,000	2,090,360
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 5.75%, due 7/1/37	2,110,000	2,260,992
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	118,157
Series B (zero coupon), due 7/1/31	205,000	96,914
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 6.25%, due 7/1/35	2,725,000	2,963,628
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,287,525

	Principal Amount	Value
New Jersey (continued)
New Jersey Turnpike Authority, Revenue Bonds
Series C 0.89%, due 1/1/17 (c)	$8,000,000	$7,990,080
Series E 5.00%, due 1/1/45	8,830,000	10,213,131
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,107,970
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.75%, due 6/1/34	23,935,000	22,603,257
Series 1A 5.00%, due 6/1/29	7,025,000	7,028,161
Series 1A 5.00%, due 6/1/41	23,000,000	21,885,190

		129,119,804

New Mexico 0.2%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	5,000,000	5,455,400

New York 7.8%
Albany Industrial Development Agency, Corning Preserve/Hudson Project, Revenue Bonds 0.57%, due 5/1/27 (c)	815,000	815,000
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,500,000	1,634,055
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	1,000,000	914,070
Series A-1 5.00%, due 8/1/46	14,765,000	14,164,064
Metropolitan Transportation Authority, Green Bonds, Revenue Bonds Series A1 5.25%, due 11/15/56	10,000,000	12,044,600
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,010,405
Series A-3 5.125%, due 6/1/46	12,915,000	12,348,419

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Industrial Development Agency, American Airlines-JFK International Airport, Revenue Bonds 7.625%, due 8/1/25 (b)(c)	$900,000	$924,849
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,530,945
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,804,116
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds Series A-3 0.52%, due 8/1/23 (c)	9,600,000	9,600,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-3 0.52%, due 8/1/22 (c)	4,500,000	4,500,000
Series 2A 0.52%, due 11/1/22 (c)	13,000,000	13,000,000
New York City Water & Sewer System, 2nd General Resolution, Revenue Bonds 0.30%, due 6/15/39 (c)	6,000,000	6,000,000
New York City Water & Sewer System, Revenue Bonds Series AA-3 0.52%, due 6/15/32 (c)	20,000,000	20,000,000
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	5,700,000	1,485,933
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,127,010
New York Liberty Development Corp., Revenue Bonds 5.00%, due 11/15/44 (a)	11,100,000	12,063,924
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.15%, due 11/15/34 (a)	4,150,000	4,571,350
Class 2 5.375%, due 11/15/40 (a)	5,000,000	5,527,650
7.25%, due 11/15/44 (a)	10,500,000	12,957,525

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Touro College & University System, Revenue Bonds Series A 5.50%, due 1/1/39	$380,000	$422,613
New York, NY, Unlimited General Obligation Series F-6 0.32%, due 6/1/44 (c)	1,000,000	1,000,000
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	853,080
Series A 5.00%, due 6/15/26	960,000	1,063,133
Series A 5.50%, due 6/15/31	750,000	823,163
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	8,960,850
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,588,287
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	555,000	567,759
Suffolk County Economic Development Corp., Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (a)	2,000,000	2,005,320
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,129,750
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 6.00%, due 6/1/48	2,250,000	2,269,350
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	1,000,000	1,106,890
Triborough Bridge & Tunnel Authority, Revenue Bonds Series B-2 0.25%, due 1/1/32 (c)	2,900,000	2,900,000
TSASC, Inc., Revenue Bonds Series 1 5.125%, due 6/1/42	5,770,000	5,679,988

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	$6,205,000	$7,091,012

		180,485,110

Ohio 3.7%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	6,050,000	7,249,957
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	11,500,000	11,119,695
Series A-2 5.375%, due 6/1/24	410,000	398,467
Series A-2 5.75%, due 6/1/34	6,130,000	5,877,750
Series A-2 5.875%, due 6/1/30	26,200,000	25,600,544
Series A-2 6.00%, due 6/1/42	5,390,000	5,344,023
Butler County Port Authority Public Infrastructure, Revenue Bonds
Series C 5.00%, due 12/1/24	1,000,000	1,024,240
Series C 6.00%, due 12/1/43	3,500,000	3,579,975
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18 (d)(e)	710,000	157,798
7.35%, due 12/1/31 (d)(e)	6,000,000	1,333,500
Cuyahoga County Ohio, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 1.155%, due 12/1/28 (c)	3,950,000	3,614,250
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,866,225
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	1,080,000	1,156,680
Ohio Higher Educational Facility Commission, Hospital-Cleveland Clinic, Revenue Bonds Series B-3 0.28%, due 1/1/39 (c)	2,000,000	2,000,000

	Principal Amount	Value
Ohio (continued)
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	$300,000	$300,195
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,220,000	1,376,282
Toledo-Lucas County Port Authority, Revenue Bonds
Series A 5.00%, due 7/1/39	1,500,000	1,598,805
Series A 5.00%, due 7/1/46	9,790,000	10,378,966
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds Series A 5.00%, due 7/1/34	1,400,000	1,507,366

		86,484,718

Oklahoma 0.3%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	7,103,988

Oregon 0.3%
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	5,067,158
Oregon State Facilities Authority, Sacred Heart Medical Center, Revenue Bonds Series A 0.41%, due 11/1/28 (c)	2,600,000	2,600,000

		7,667,158

Pennsylvania 3.6%
Aleppo Township, Sewer Revenue, Unlimited General Obligation
5.75%, due 12/1/36	1,220,000	1,257,539
5.75%, due 12/1/41	1,055,000	1,087,462
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,160,320
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	3,113,411

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	$290,000	$318,878
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	317,829
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	340,000	341,911
Harrisburg Authority, Capital Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,053,560
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (d)	2,550,000	2,156,101
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	106,466
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	60,101
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 9/15/16	235,000	232,145
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	409,958
Series F, Insured: AMBAC (zero coupon), due 3/15/17	35,000	33,966
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	190,806
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	373,768
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	408,377
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	247,779
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	109,748
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	12,796
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	304,994
Series F, Insured: AMBAC (zero coupon), due 9/15/22	535,000	402,053

	Principal Amount	Value
Pennsylvania (continued)
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	$6,300,000	$7,033,572
5.25%, due 1/15/46	1,000,000	1,115,650
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	8,476,351
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 5.00%, due 6/30/42 (b)	7,000,000	7,866,110
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	287,824
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,475,000	1,609,490
Series A 6.50%, due 9/1/38	1,000,000	1,096,780
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,123,880
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: AGC 5.00%, due 9/15/33	150,000	152,259
Insured: AGC 5.75%, due 3/15/30	1,040,000	1,042,392
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,869,275
5.50%, due 7/15/43	2,400,000	2,716,512
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,058,480
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	19,035,588

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	$100,000	$99,636
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,368,095
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,247,476
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,130,950
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,743,990
Scranton Parking Authority, Revenue Bonds Insured: AGC 5.25%, due 6/1/34	135,000	135,451
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,426,704
York General Authority, York City Recreation Corp., Revenue Bonds Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,498,143
York, Unlimited General Obligation 7.25%, due 11/15/41	290,000	329,257

		84,163,833

Puerto Rico 10.9%
Children’s Trust Fund, Asset Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	123,000,000	11,104,440
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 4.00%, due 7/1/16	100,000	100,483
Insured: AMBAC 4.50%, due 7/1/23	1,000,000	980,310

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.00%, due 7/1/35	$550,000	$556,512
Insured: XLCA 5.25%, due 7/1/17	1,000,000	982,780
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,056,630
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,375,236
Series A, Insured: NATL-RE 5.50%, due 7/1/16	1,100,000	1,105,753
Series A, Insured: XLCA 5.50%, due 7/1/17	5,200,000	5,113,056
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	103,560
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,365,000	5,625,847
Series A, Insured: AMBAC 5.50%, due 7/1/19	510,000	527,860
Series A, Insured: NATL-RE 5.50%, due 7/1/20	5,505,000	5,828,859
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien—Series A 5.00%, due 7/1/17	1,000,000	704,170
Senior Lien—Series A 5.00%, due 7/1/21	2,000,000	1,363,240
Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,428,205
Senior Lien—Series A 5.25%, due 7/1/24	2,000,000	1,345,820
Senior Lien—Series A 5.50%, due 7/1/28	4,000,000	2,665,440
Senior Lien—Series A 6.00%, due 7/1/38	9,555,000	6,444,752
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
Series A, Insured: CIFG 5.00%, due 7/1/25	250,000	245,033
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,181,750
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/36	4,695,000	4,192,541
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,407,838
Series A, Insured: AMBAC 5.00%, due 7/1/31	10,765,000	10,470,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	$100,000	$99,999
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,155,287
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,641,418
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,019,260
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	151,392
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,830,000	3,916,328
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/18	1,510,000	1,352,643
Insured: AMBAC (zero coupon), due 7/1/27	200,000	88,448
Series A, Insured: NATL-RE 4.75%, due 7/1/38	725,000	680,043
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	626,223
Insured: NATL-RE 5.00%, due 7/1/22	210,000	210,103
Insured: NATL-RE 5.00%, due 7/1/28	460,000	459,959
Series BB, Insured: AMBAC 5.25%, due 7/1/17	1,175,000	1,191,391
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,675,326
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,195,000	9,132,566
Series CC, Insured: AGM 5.25%, due 7/1/32	4,480,000	4,615,430
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,350,000	7,495,750
Series CC, Insured: AGM 5.25%, due 7/1/36	1,620,000	1,676,198
Series L, Insured: AMBAC 5.25%, due 7/1/38	205,000	200,648
Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,381,721
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,908,096
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	5,188,788
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,641,061

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series CC, Insured: AGM 5.50%, due 7/1/31	$465,000	$490,752
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC (zero coupon), due 7/1/28	945,000	400,765
Series A, Insured: AMBAC (zero coupon), due 7/1/34	12,500,000	3,490,250
Series A, Insured: AMBAC (zero coupon), due 7/1/35	280,000	73,153
Series A, Insured: AMBAC (zero coupon), due 7/1/36	8,410,000	2,048,592
Series A, Insured: AMBAC (zero coupon), due 7/1/37	1,525,000	347,776
Series A, Insured: AMBAC (zero coupon), due 7/1/43	2,050,000	309,940
Series A, Insured: AMBAC (zero coupon), due 7/1/44	5,145,000	729,612
Series C, Insured: AMBAC 5.50%, due 7/1/16	3,300,000	3,316,665
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,363,280
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	5,071,220
Series C, Insured: AMBAC 5.50%, due 7/1/23	2,010,000	2,091,043
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,105,000	12,611,957
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,395,000	7,700,266
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	12,840,200
Series A 8.25%, due 5/1/17 (a)(d)	10,600,000	8,731,750
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/30	720,000	720,029
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,531,189
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: CIFG 4.75%, due 7/1/32	270,000	250,522
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,082,440

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Revenue Bonds (continued)
Series K, Insured: AGM 5.25%, due 7/1/27	$5,970,000	$6,149,518
Insured: AGC 5.25%, due 7/1/33	680,000	681,081
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	305,644
Series H, Insured: AMBAC 5.50%, due 7/1/16	3,250,000	3,266,413
Series H, Insured: AMBAC 5.50%, due 7/1/17	325,000	335,205
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/40	8,440,000	1,811,899
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	12,595,000	2,537,641
Series A, Insured: NATL-RE (zero coupon), due 8/1/43	73,465,000	13,038,568
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	5,240,000	812,252
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	280,000	40,986
Series A, Insured: AGM 5.00%, due 8/1/40	6,990,000	7,162,933
Series C, Insured: AGM 5.125%, due 8/1/42	4,000,000	4,125,720

		254,888,354

Rhode Island 0.2%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,080,124
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	378,716
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	843,238
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	789,968
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	574,125
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	337,290
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	111,488
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	134,030

	Principal Amount	Value
Rhode Island (continued)
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	$1,000,000	$1,043,049

		5,292,028

South Carolina 0.4%
South Carolina State Public Service Authority, Revenue Bonds Series E 5.25%, due 12/1/55	7,500,000	8,808,150

South Dakota 0.2%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,544,254

Tennessee 0.5%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	5,250,000	5,907,615
Johnson City Health & Educational Facilities Board, Mountain State Health Alliance, Revenue Bonds Series A 0.40%, due 8/15/43 (c)	2,000,000	2,000,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series A 5.00%, due 10/1/45	3,000,000	3,412,560
Metropolitan Government Nashville & Davidson County Industrial Development Board, Refunding & Improvement-University School Project, Revenue Bonds 0.51%, due 8/1/22 (c)	555,000	555,000

		11,875,175

Texas 6.9%
Arlington Higher Education Finance Corp., University Academy, Revenue Bonds
Series A 7.00%, due 3/1/34	375,000	399,499
Series A 7.125%, due 3/1/44	1,530,000	1,627,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 5.00%, due 1/1/34	$3,465,000	$3,493,205
Series B 5.75%, due 1/1/34 (a)	110,000	112,075
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	814,710
(zero coupon), due 1/1/33	315,000	168,522
(zero coupon), due 1/1/34	3,275,000	1,664,355
(zero coupon), due 1/1/35	3,700,000	1,799,791
(zero coupon), due 1/1/36	2,000,000	930,640
(zero coupon), due 1/1/39	3,500,000	1,427,020
5.00%, due 1/1/33	1,225,000	1,365,826
5.00%, due 1/1/42	2,340,000	2,554,414
6.75%, due 1/1/41	7,500,000	9,141,150
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/37	12,000,000	13,712,400
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,967,840
6.00%, due 8/15/43	3,500,000	4,195,345
Clifton Higher Education Finance Corp., International Leadership, Revenue Bonds 5.50%, due 8/15/35	3,000,000	3,169,560
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,753,450
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,487,802
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	679,542
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,790,790
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	993,582

	Principal Amount	Value
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds (continued)
Series A 5.00%, due 6/1/38	$1,960,000	$2,140,536
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	313,310
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	727,219
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	418,320
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	448,284
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	759,149
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	130,970
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	381,312
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	91,131
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/34	1,535,000	741,574
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	726,910
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	13,721,687
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	492,979
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	502,411
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/40	1,060,000	348,051
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	569,633
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	201,852
Houston, Texas Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	6,400,000	7,149,184
Lufkin Health Facilities Development Corp., Memorial Health System, Revenue Bonds 5.50%, due 2/15/37	2,150,000	2,233,699
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,230,640

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Corp., Stephenville Tarleton, Revenue Bonds Series A 6.00%, due 4/1/45	$3,550,000	$4,093,469
North Texas Education Finance Corp., Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,238,571
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,161,720
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,568,310
Texas Municipal Gas Acquisition & Supply Corp., Revenue Bonds 5.00%, due 12/15/26	3,500,000	4,052,125
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,697,786
7.50%, due 6/30/33	750,000	920,782
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (b)	11,500,000	14,261,265
6.875%, due 12/31/39	5,050,000	5,960,868
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	1,300,000	1,332,474
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,149,260
Tyler Health Facilities Development Corp., East Texas Medical Center, Revenue Bonds Series A 5.25%, due 11/1/32	1,700,000	1,757,800
Tyler Health Facilities Development Corp., Revenue Bonds
5.25%, due 11/1/27	4,245,000	4,415,988
Series A 5.375%, due 11/1/37	5,230,000	5,404,107

	Principal Amount	Value
Texas (continued)
Waco Educational Finance Corp., Baylor University, Revenue Bonds Series A 0.44%, due 2/1/32 (c)	$2,500,000	$2,500,000
Wood County Central Hospital District, East Tex Medical Center Quitman Project, Revenue Bonds 6.00%, due 11/1/41	6,320,000	7,229,069

		161,320,996

U.S. Virgin Islands 1.4%
Virgin Islands Public Finance Authority, Revenue Bonds Series C 5.00%, due 10/1/39	26,000,000	27,842,880
Virgin Islands Water & Power Authority—Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	925,000	930,948
Virgin Islands Water & Power Authority—Water System, Revenue Bonds 5.50%, due 7/1/17	2,835,000	2,855,383

		31,629,211

Utah 0.1%
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds Series A 7.75%, due 3/15/39	700,000	804,699
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds Series A 7.00%, due 7/15/45	600,000	661,986

		1,466,685

Vermont 0.0%‡
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: AGC 4.75%, due 8/15/36	500,000	507,280
Series A, Insured: AGC 5.75%, due 2/15/37	45,000	45,787

		553,067

Virginia 2.1%
Campbell County Industrial Development Authority, GA Pacific Corp., Revenue Bonds 0.59%, due 12/1/19 (a)(b)(c)	5,800,000	5,800,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Series B2 5.20%, due 6/1/46	$2,000,000	$1,801,260
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	18,095,000	15,926,133
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (a)	2,500,000	2,589,600
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 5.50%, due 1/1/42 (b)	10,000,000	11,435,000
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (b)	10,000,000	10,942,800
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.31%, due 7/1/30 (c)	65,000	65,000

		48,559,793

Washington 1.3%
Chelan County Public Hospital District No. 1, Cascade Medical Center, Unlimited General Obligation Insured: AMBAC 4.45%, due 12/1/30	855,000	854,974
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,103,580
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,960,598
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	8,044,015
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,116,100

	Principal Amount	Value
Washington (continued)
Washington State Housing Finance Commission, Tacoma Art Museum Project, Revenue Bonds 0.28%, due 6/1/32 (c)	$2,000,000	$2,000,000
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,905,000	10,779,314
5.50%, due 12/1/33	2,070,000	2,279,049

		30,137,630

West Virginia 0.1%
Brooke County, Bethany College, Revenue Bonds Series A 6.75%, due 10/1/37	1,305,000	1,444,504
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	465,000	456,658

		1,901,162

Wisconsin 2.5%
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,251,590
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,131,900
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,202,233
Series A 5.00%, due 12/1/45	3,200,000	3,371,808
Series A 5.15%, due 12/1/50	2,250,000	2,371,050
Public Finance Authority, National Gypsum Co., Revenue Bonds 5.25%, due 4/1/30 (b)	10,500,000	11,235,210
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,276,012
5.75%, due 4/1/42	3,375,000	3,446,415
5.875%, due 4/1/45	6,650,000	6,886,806
Public Finance Authority, Senior-Obligation Group, Revenue Bonds 5.00%, due 7/1/42 (b)	10,000,000	10,586,500

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (b)	$1,670,000	$1,714,489
Public Finance Authority, Wisconsin Educational Facility, Palm Beach Maritime Academy Project, Revenue Bonds Series A 7.00%, due 5/1/40	2,870,000	2,776,266
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44	1,400,000	1,514,198
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	120,000	92,483
Wisconsin Health & Educational Facilities Authority, Jewish Home & Care Center, Revenue Bonds 0.42%, due 3/1/36 (c)	1,450,000	1,450,000
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	2,400,000	2,456,088
5.375%, due 2/1/48	4,400,000	4,642,792

		58,405,840

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	585,460
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	1,057,810

		1,643,270

Total Municipal Bonds (Cost $2,102,637,798)		2,289,116,952

	Shares	Value
Closed-End Funds 0.2%
Multi-State 0.2%
BlackRock MuniHoldings Quality Fund, Inc.	172,387	$2,466,858
BlackRock MuniYield Investment Fund	59,647	972,246

Total Closed-End Funds (Cost $3,200,551)		3,439,104

Total Investments (Cost $2,105,838,349) (f)	98.5%	2,292,556,056
Other Assets, Less Liabilities	1.5	35,991,666
Net Assets	100.0%	$2,328,547,722

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2016.

(d)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $15,071,823, which represented 0.6% of the Fund’s net assets.

(e)	Issue in default.

(f)	As of April 30, 2016, cost was $2,106,032,335 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$195,573,039
Gross unrealized depreciation	(9,049,318)

Net unrealized appreciation	$186,523,721

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(800)	June 2016	$(104,050,000)	$298,160

			$(104,050,000)	$298,160

1.	As of April 30, 2016, cash in the amount of $1,000,000 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CABS—Capital Appreciation Bond

CIFG—CIFG Group

FGIC—Financial Guaranty Insurance Co.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,289,116,952	$—	$2,289,116,952
Closed-End Funds	3,439,104	—	—	3,439,104

Total Investments in Securities	3,439,104	2,289,116,952	—	2,292,556,056

Other Financial Instruments
Futures Contracts Short (b)	298,160	—	—	298,160

Total Investments in Securities and Other Financial Instruments	$3,737,264	$2,289,116,952	$—	$2,292,854,216

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,105,838,349)	$2,292,556,056
Cash	9,812,885
Cash collateral on deposit at broker	1,000,000
Receivables:
Dividends and interest	30,819,683
Fund shares sold	14,135,936
Investment securities sold	780,700
Other assets	118,416

Total assets	2,349,223,676

Liabilities
Payables:
Investment securities purchased	12,570,180
Fund shares redeemed	4,422,710
Manager (See Note 3)	1,015,479
NYLIFE Distributors (See Note 3)	448,241
Transfer agent (See Note 3)	151,501
Variation margin on futures contracts	87,500
Professional fees	38,432
Shareholder communication	30,526
Custodian	22,139
Accrued expenses	5,204
Dividend payable	1,884,042

Total liabilities	20,675,954

Net assets	$2,328,547,722

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$186,396
Additional paid-in capital	2,143,089,892

2,143,276,288
Distributions in excess of net investment income	(91,671)
Accumulated net realized gain (loss) on investments and futures transactions	(1,652,762)
Net unrealized appreciation (depreciation) on investments and futures contracts	187,015,867

Net assets	$2,328,547,722

Class A
Net assets applicable to outstanding shares	$762,706,163

Shares of beneficial interest outstanding	61,037,877

Net asset value per share outstanding	$12.50
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.09

Investor Class
Net assets applicable to outstanding shares	$3,812,435

Shares of beneficial interest outstanding	305,522

Net asset value per share outstanding	$12.48
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.07

Class C
Net assets applicable to outstanding shares	$367,193,480

Shares of beneficial interest outstanding	29,457,798

Net asset value and offering price per share outstanding	$12.47

Class I
Net assets applicable to outstanding shares	$1,194,835,644

Shares of beneficial interest outstanding	95,594,625

Net asset value and offering price per share outstanding	$12.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$49,145,148
Dividends	438,809

Total income	49,583,957

Expenses
Manager (See Note 3)	5,537,892
Distribution/Service—Class A (See Note 3)	849,068
Distribution/Service—Investor Class (See Note 3)	4,210
Distribution/Service—Class C (See Note 3)	1,644,416
Transfer agent (See Note 3)	492,201
Registration	74,852
Professional fees	72,314
Shareholder communication	45,585
Custodian	24,511
Trustees	21,499
Miscellaneous	32,042

Total expenses	8,798,590

Net investment income (loss)	40,785,367

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,478,424
Futures transactions	(2,613,370)

Net realized gain (loss) on investments and futures transactions	(1,134,946)

Net change in unrealized appreciation (depreciation) on:
Investments	83,578,670
Futures contracts	(25,080)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	83,553,590

Net realized and unrealized gain (loss) on investments and futures transactions	82,418,644

Net increase (decrease) in net assets resulting from operations	$123,204,011

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$40,785,367	$72,316,201
Net realized gain (loss) on investments and futures transactions	(1,134,946)	5,491,954
Net change in unrealized appreciation (depreciation) on investments and futures contracts	83,553,590	8,349,483

Net increase (decrease) in net assets resulting from operations	123,204,011	86,157,638

Dividends and distributions to shareholders:
From net investment income:
Class A	(13,618,317)	(22,187,034)
Investor Class	(67,393)	(115,689)
Class C	(5,329,613)	(9,625,337)
Class I	(21,764,958)	(40,382,764)

	(40,780,281)	(72,310,824)

From net realized gain on investments:
Class A	(1,679,776)	—
Investor Class	(8,854)	—
Class C	(824,092)	—
Class I	(2,393,103)	—

	(4,905,825)	—

Total dividends and distributions to shareholders	(45,686,106)	(72,310,824)

Capital share transactions:
Net proceeds from sale of shares	688,400,815	799,940,978
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	33,612,868	52,301,762
Cost of shares redeemed	(290,964,696)	(605,698,701)

Increase (decrease) in net assets derived from capital share transactions	431,048,987	246,544,039

Net increase (decrease) in net assets	508,566,892	260,390,853

Net Assets
Beginning of period	1,819,980,830	1,559,589,977

End of period	$2,328,547,722	$1,819,980,830

Distributions in excess of net investment income at end of period	$(91,671)	$(96,757)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$12.04		$11.93	$10.90	$11.92	$10.58	$10.77

Net investment income (loss)	0.25		0.51	0.52	0.53	0.50 (a)	0.58 (a)
Net realized and unrealized gain (loss) on investments	0.49		0.11	1.03	(0.99)	1.35	(0.19)

Total from investment operations	0.74		0.62	1.55	(0.46)	1.85	0.39

Less dividends and distributions:
From net investment income	(0.25)		(0.51)	(0.52)	(0.53)	(0.51)	(0.55)
From net realized gain on investments	(0.03)		—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.28)		(0.51)	(0.52)	(0.56)	(0.51)	(0.58)

Net asset value at end of period	$12.50		$12.04	$11.93	$10.90	$11.92	$10.58

Total investment return (b)	6.19	%(c)	5.27%	14.59%	(4.05%)	17.89%	4.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01	%††	4.21%	4.57%	4.53%	4.41%	5.58%
Net expenses	0.87	%††	0.87%	0.87%	0.87%	0.85%	0.85%
Expenses (before waiver/reimbursement)	0.87	%††	0.88%	0.88%	0.90%	0.91%	1.04%
Portfolio turnover rate	17%		31%	67%	95%	117%	154%
Net assets at end of period (in 000’s)	$762,706		$600,590	$468,486	$379,277	$489,759	$150,071

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$12.02		$11.91	$10.89	$11.90	$10.57	$10.75

Net investment income (loss)	0.24		0.50	0.52	0.53	0.51 (a)	0.57 (a)
Net realized and unrealized gain (loss) on investments	0.49		0.11	1.02	(0.98)	1.33	(0.17)

Total from investment operations	0.73		0.61	1.54	(0.45)	1.84	0.40

Less dividends and distributions:
From net investment income	(0.24)		(0.50)	(0.52)	(0.53)	(0.51)	(0.55)
From net realized gain on investments	(0.03)		—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.27)		(0.50)	(0.52)	(0.56)	(0.51)	(0.58)

Net asset value at end of period	$12.48		$12.02	$11.91	$10.89	$11.90	$10.57

Total investment return (b)	6.19	%(c)	5.24%	14.48%	(3.99%)	17.80%	4.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00	%††	4.20%	4.60%	4.55%	4.48%	5.58%
Net expenses	0.89	%††	0.89%	0.89%	0.89%	0.87%	0.90%
Expenses (before waiver/reimbursement)	0.89	%††	0.90%	0.90%	0.92%	0.93%	1.09%
Portfolio turnover rate	17%		31%	67%	95%	117%	154%
Net assets at end of period (in 000’s)	$3,812		$3,216	$2,305	$2,298	$1,902	$989

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

38	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$12.01		$11.90	$10.87	$11.89	$10.56	$10.75

Net investment income (loss)	0.20		0.41	0.44	0.44	0.41 (a)	0.50 (a)
Net realized and unrealized gain (loss) on investments	0.49		0.11	1.03	(0.99)	1.34	(0.18)

Total from investment operations	0.69		0.52	1.47	(0.55)	1.75	0.32

Less dividends and distributions:
From net investment income	(0.20)		(0.41)	(0.44)	(0.44)	(0.42)	(0.48)
From net realized gain on investments	(0.03)		—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.23)		(0.41)	(0.44)	(0.47)	(0.42)	(0.51)

Net asset value at end of period	$12.47		$12.01	$11.90	$10.87	$11.89	$10.56

Total investment return (b)	5.80	%(c)	4.46%	13.74%	(4.81%)	16.90%	3.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24	%††	3.44%	3.79%	3.77%	3.58%	4.79%
Net expenses	1.64	%††	1.64%	1.64%	1.64%	1.61%	1.65%
Expenses (before waiver/reimbursement)	1.64	%††	1.65%	1.65%	1.67%	1.67%	1.84%
Portfolio turnover rate	17%		31%	67%	95%	117%	154%
Net assets at end of period (in 000’s)	$367,193		$296,930	$254,392	$185,486	$213,253	$45,632

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$12.04		$11.93	$10.90	$11.92	$10.58	$10.77

Net investment income (loss)	0.26		0.54	0.55	0.56	0.53 (a)	0.60 (a)
Net realized and unrealized gain (loss) on investments	0.49		0.11	1.03	(0.99)	1.35	(0.18)

Total from investment operations	0.75		0.65	1.58	(0.43)	1.88	0.42

Less dividends and distributions:
From net investment income	(0.26)		(0.54)	(0.55)	(0.56)	(0.54)	(0.58)
From net realized gain on investments	(0.03)		—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.29)		(0.54)	(0.55)	(0.59)	(0.54)	(0.61)

Net asset value at end of period	$12.50		$12.04	$11.93	$10.90	$11.92	$10.58

Total investment return (b)	6.32	%(c)	5.53%	14.88%	(3.80%)	18.19%	4.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26	%††	4.47%	4.75%	4.79%	4.62%	5.88%
Net expenses	0.62	%††	0.62%	0.62%	0.62%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.62	%††	0.63%	0.63%	0.65%	0.66%	0.79%
Portfolio turnover rate	17%		31%	67%	95%	117%	154%
Net assets at end of period (in 000’s)	$1,194,836		$919,245	$834,406	$401,943	$321,835	$60,305

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

40	MainStay High Yield Municipal Bond Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor

41

Notes to Financial Statements (Unaudited) (continued)

measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

42	MainStay High Yield Municipal Bond Fund

liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulner-

ability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$298,160	$298,160

Total Fair Value		$298,160	$298,160

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(2,613,370)	$(2,613,370)

Total Realized Gain (Loss)		$(2,613,370)	$(2,613,370)

43

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(25,080)	$(25,080)

Total Change in Unrealized Appreciation (Depreciation)		$(25,080)	$(25,080)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(103,052,083)	$(103,052,083)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion. During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54%.

Prior to February 28, 2015, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $5,537,892.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $87,150 and $2,561, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $52,297, $144 and $27,652, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc.

44	MainStay High Yield Municipal Bond Fund

(“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$150,475
Investor Class	1,170
Class C	113,974
Class I	226,582

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$2,330,219
Exempt Interest Dividends	69,980,605
Total	$72,310,824

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of

$100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $706,061 and $328,133, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	17,793,976	$217,811,928
Shares issued to shareholders in reinvestment of dividends and distributions	998,805	12,249,013
Shares redeemed	(7,678,709)	(94,120,746)

Net increase (decrease) in shares outstanding before conversion	11,114,072	135,940,195
Shares converted into Class A (See Note 1)	46,262	565,931
Shares converted from Class A (See Note 1)	(12,160)	(149,936)

Net increase (decrease)	11,148,174	$136,356,190

Year ended October 31, 2015:
Shares sold	22,259,826	$267,676,760
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,299	17,169,580
Shares redeemed	(13,092,011)	(157,550,500)

Net increase (decrease) in shares outstanding before conversion	10,595,114	127,295,840
Shares converted into Class A (See Note 1)	55,509	666,303
Shares converted from Class A (See Note 1)	(23,976)	(288,832)

Net increase (decrease)	10,626,647	$127,673,311

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	95,648	$1,172,688
Shares issued to shareholders in reinvestment of dividends and distributions	5,989	73,314
Shares redeemed	(29,451)	(361,020)

Net increase (decrease) in shares outstanding before conversion	72,186	884,982
Shares converted into Investor Class (See Note 1)	12,180	149,936
Shares converted from Investor Class (See Note 1)	(46,338)	(565,931)

Net increase (decrease)	38,028	$468,987

Year ended October 31, 2015:
Shares sold	150,587	$1,810,512
Shares issued to shareholders in reinvestment of dividends and distributions	9,188	110,339
Shares redeemed	(54,184)	(651,109)

Net increase (decrease) in shares outstanding before conversion	105,591	1,269,742
Shares converted into Investor Class (See Note 1)	24,007	288,832
Shares converted from Investor Class (See Note 1)	(55,588)	(666,303)

Net increase (decrease)	74,010	$892,271

45

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	6,139,937	$74,986,785
Shares issued to shareholders in reinvestment of dividends and distributions	347,113	4,245,115
Shares redeemed	(1,755,144)	(21,445,484)

Net increase (decrease)	4,731,906	$57,786,416

Year ended October 31, 2015:
Shares sold	7,303,965	$87,676,876
Shares issued to shareholders in reinvestment of dividends and distributions	539,010	6,469,327
Shares redeemed	(4,490,077)	(53,856,915)

Net increase (decrease)	3,352,898	$40,289,288

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	32,175,648	$394,429,414
Shares issued to shareholders in reinvestment of dividends and distributions	1,389,103	17,045,426
Shares redeemed	(14,310,096)	(175,037,446)

Net increase (decrease)	19,254,655	$236,437,394

Year ended October 31, 2015:
Shares sold	36,699,499	$442,776,830
Shares issued to shareholders in reinvestment of dividends and distributions	2,371,916	28,552,516
Shares redeemed	(32,645,570)	(393,640,177)

Net increase (decrease)	6,425,845	$77,689,169

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

48	MainStay High Yield Municipal Bond Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

50	MainStay High Yield Municipal Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

51

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696252 MS164-16	MSMHY10-06/16 (NYLIM) NL0F5

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP International Fund

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund(s) during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.55 –3.23%	–9.26 –3.97%	6.52 7.73%	4.73 5.32%	1.13 1.13%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.66 –3.34	–9.46 –4.19	6.28 7.49	4.55 5.14	1.33 1.33
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.50 –3.70	–5.70 –4.91	6.69 6.69	4.35 4.35	2.08 2.08
Class I Shares	No Sales Charge		–3.10	–3.73	8.01	5.63	0.88
Class R1 Shares[3]	No Sales Charge		–3.15	–3.84	7.90	5.54	0.98
Class R2 Shares[3]	No Sales Charge		–3.27	–4.07	7.63	5.26	1.23
Class R3 Shares[3]	No Sales Charge		–3.40	–4.33	7.35	5.00	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
4.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	1.93%	–0.40%	10.13%	5.67%
S&P 500® Index[6]	0.43	1.21	11.02	6.91
Average Lipper Large-Cap Core Fund[7]	–0.79	–1.30	9.30	5.93

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$967.70	$5.58	$1,019.20	$5.72

Investor Class Shares	$1,000.00	$966.60	$6.70	$1,018.10	$6.87

Class C Shares	$1,000.00	$963.00	$10.35	$1,014.30	$10.62

Class I Shares	$1,000.00	$969.00	$4.36	$1,020.40	$4.47

Class R1 Shares	$1,000.00	$968.50	$4.85	$1,019.90	$4.97

Class R2 Shares	$1,000.00	$967.30	$6.07	$1,018.70	$6.22

Class R3 Shares	$1,000.00	$966.00	$7.28	$1,017.50	$7.47

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.37% for Investor Class, 2.12% for Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Media	12.3%
Banks	8.8
Pharmaceuticals	7.8
Capital Markets	6.8
Consumer Finance	6.1
Aerospace & Defense	5.4
Semiconductors & Semiconductor Equipment	4.8
Household Durables	4.6
Real Estate Investment Trusts	4.1
Health Care Providers & Services	3.7
Technology Hardware, Storage & Peripherals	3.7
Software	3.5
Chemicals	3.4

Oil, Gas & Consumable Fuels	3.4%
Auto Components	3.3
Diversified Financial Services	3.1
Machinery	2.8
Health Care Equipment & Supplies	2.5
Wireless Telecommunication Services	2.5
Industrial Conglomerates	1.9
Hotels, Restaurants & Leisure	1.6
Airlines	1.4
Short-Term Investment	2.8
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Allergan PLC

2.	McKesson Corp.

3.	Apple, Inc.

4.	Oracle Corp.

5.	Royal Dutch Shell PLC Class A, Sponsored ADR

6.	Johnson Controls, Inc.

7.	Citigroup, Inc.

8.	American Express Co.

9.	Intercontinental Exchange, Inc.

10.	Ally Financial, Inc.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay ICAP Equity Fund returned –3.23% for Class A shares, –3.34% for Investor Class shares and –3.70% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –3.10%, Class R1 shares returned –3.15%, Class R2 shares returned –3.27% and Class R3 shares returned –3.40%. For the six months ended April 30, 2016, all share classes underperformed the 1.93% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 0.43% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes underperformed the –0.79% return of the Average Lipper2 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Stock selection in the health care and materials sectors detracted from relative performance. On the other hand, positive stock selection in the consumer discretionary and energy sectors added to relative performance. During the reporting period, an underweight position relative to the Russell 1000® Value Index in the utilities sector detracted from the Fund’s performance, but the Fund benefited from an underweight position relative to the Index in the financials sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, energy and consumer staples. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in all three sectors. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were health care, financials and materials. Stock selection was the primary driver in each of these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were diversified consumer products manufacturer Newell Brands, integrated oil & gas company Chevron and food processing company Tyson Foods. Newell Brands had lagged for a period as the level of debt incurred to acquire Jarden was not well received by investors who preferred low-beta3 investments. We believed that projected synergies from the deal were too conservative, that the company might pay down its debt faster than expected and that the company’s brand portfolio was more defensive than investors perceived. Chevron performed strongly as prospects for improved free cash flow began to become reflected in the stock’s valuation, partly because of higher oil prices and lower capital expenditures. Tyson Foods benefited from improving profit margins in its chicken business and from synergies in its Hillshire acquisition. Both Chevron and Tyson Foods were sold from the Fund as the stocks neared our price targets.

Primary detractors from the Fund’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, consumer technology company Apple and wealth manager Ameriprise Financial. Allergan lagged when the company’s announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company, however, and we added to the Fund’s position. The planned sale of Allergan’s generics division to Teva Pharmaceutical Industries, Ltd., was expected to give the company approximately $36 billion in capital to deploy, likely for share repurchases or acquisitions. We believed that the company had an attractive product pipeline, was increasing its revenue and was reducing costs to widen margins. Apple has underperformed recently because of short-term sales headwinds in China. We believed that the company could generate sustainable mid-single-digit earnings-per-share growth, driven by the strength of its ecosystem, an annuity-like replacement cycle and its ability to attract new users. In our opinion, this could result in an improved valuation. Ameriprise Financial has lagged because of a difficult market and lower-than-expected net flows in its wealth management business. We reduced the Fund’s position but saw the company continuing to shift its mix away from traditional life insurance products toward capital-light businesses and wealth and asset management, which we believed could generate sustainable growth for the franchise. In addition, Ameriprise Financial has consistently returned nearly all of its

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

operating income to shareholders through buybacks and dividends.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation in 12 to 18 months. We initiated a position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal could create upside potential. The company’s 8% dividend yield indicates possible investor skepticism. In financials, we added Wells Fargo. The stock pulled back with the rest of the large-cap banks because of Federal Reserve rate-hike expectations and credit quality issues in the energy lending space. We found the current valuation level attractive for what we believed to be a very high-quality, lower-risk bank.

In addition to the stocks already mentioned, we sold the Fund’s positions in diversified pharmaceutical company Novartis and pharmacy benefits manager Express Scripts. In both cases, we sought to favor stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the financials and consumer staples sectors. In the financials sector, the Fund moved from an underweight position relative to the Index to an approximately neutral position. The Fund increased its allocation to the consumer discretionary sector, increasing its overweight position relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in energy and health care. In the health care sector, the Fund maintained an overweight position relative to the Index, but at a reduced level. In the energy sector, the Fund moved to a position that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the energy and consumer staples sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 5.4%
Boeing Co. (The)	180,017	$24,266,291
Honeywell International, Inc.	199,129	22,754,471

		47,020,762

Airlines 1.4%
Delta Air Lines, Inc.	285,000	11,875,950

Auto Components 3.3%
♦Johnson Controls, Inc.	709,361	29,367,545

Banks 8.8%
♦Citigroup, Inc.	631,750	29,237,390
PNC Financial Services Group, Inc.	278,889	24,480,876
Wells Fargo & Co.	476,650	23,822,967

		77,541,233

Capital Markets 6.8%
Ameriprise Financial, Inc.	164,519	15,777,372
Goldman Sachs Group, Inc. (The)	148,928	24,440,574
Northern Trust Corp.	279,905	19,895,648

		60,113,594

Chemicals 3.4%
Monsanto Co.	185,118	17,341,854
PPG Industries, Inc.	112,110	12,375,823

		29,717,677

Consumer Finance 6.1%
♦Ally Financial, Inc. (a)	1,421,510	25,317,093
♦American Express Co.	426,380	27,898,044

		53,215,137

Diversified Financial Services 3.1%
♦Intercontinental Exchange, Inc.	113,731	27,298,852

Health Care Equipment & Supplies 2.5%
Medtronic PLC	272,486	21,567,267

Health Care Providers & Services 3.7%
♦McKesson Corp.	194,500	32,640,990

Hotels, Restaurants & Leisure 1.6%
Las Vegas Sands Corp.	302,400	13,653,360

Household Durables 4.6%
Newell Brands, Inc.	408,040	18,582,142
Whirlpool Corp.	122,875	21,397,452

		39,979,594

	Shares	Value

Industrial Conglomerates 1.9%
General Electric Co.	531,027	$16,329,080

Machinery 2.8%
Pentair PLC	429,390	24,938,971

Media 12.3%
Comcast Corp. Class A	319,493	19,412,395
Discovery Communications, Inc. Class C (a)	517,900	13,869,362
DISH Network Corp. Class A (a)	315,073	15,529,948
Grupo Televisa S.A.B., Sponsored ADR	456,990	13,357,818
Liberty SiriusXM Group Class C (a)	407,233	13,039,601
Omnicom Group, Inc.	184,715	15,325,803
Twenty-First Century Fox, Inc. Class A	590,530	17,869,438

		108,404,365

Oil, Gas & Consumable Fuels 3.4%
♦Royal Dutch Shell PLC Class A, Sponsored ADR	567,970	30,039,933

Pharmaceuticals 7.8%
♦Allergan PLC (a)	155,545	33,684,825
Mallinckrodt PLC (a)	236,630	14,794,108
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	368,390	20,058,835

		68,537,768

Real Estate Investment Trusts 4.1%
American Tower Corp.	173,746	18,222,480
Crown Castle International Corp.	207,100	17,992,848

		36,215,328

Semiconductors & Semiconductor Equipment 4.8%
Intel Corp.	789,110	23,894,251
NXP Semiconductors N.V. (a)	213,850	18,237,128

		42,131,379

Software 3.5%
♦Oracle Corp.	780,448	31,108,657

Technology Hardware, Storage & Peripherals 3.7%
♦Apple, Inc.	343,390	32,189,379

Wireless Telecommunication Services 2.5%
Vodafone Group PLC, Sponsored ADR	670,290	21,945,295

Total Common Stocks (Cost $800,907,059)		855,832,116

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $25,113,207 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $24,575,000 and a Market Value of $25,618,086)	$25,113,145	$25,113,145

Total Short-Term Investment (Cost $25,113,145)		25,113,145

Total Investments (Cost $826,020,204)	100.3%	880,945,261
Other Assets, Less Liabilities	(0.3)	(2,926,768)
Net Assets	100.0%	$878,018,493
(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $832,430,519 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$93,486,895
Gross unrealized depreciation	(44,972,153)

Net unrealized appreciation	$48,514,742

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$855,832,116	$—	$—	$855,832,116
Short-Term Investment
Repurchase Agreement	—	25,113,145	—	25,113,145

Total Investments in Securities	$855,832,116	$25,113,145	$—	$880,945,261

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $826,020,204)	$880,945,261
Receivables:
Investment securities sold	11,812,296
Dividends and interest	933,135
Fund shares sold	497,694
Other assets	57,301

Total assets	894,245,687

Liabilities
Payables:
Investment securities purchased	14,741,951
Fund shares redeemed	683,894
Manager (See Note 3)	604,654
Transfer agent (See Note 3)	104,066
Professional fees	31,323
Shareholder communication	24,331
NYLIFE Distributors (See Note 3)	23,010
Custodian	4,520
Trustees	995
Accrued expenses	8,450

Total liabilities	16,227,194

Net assets	$878,018,493

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,286
Additional paid-in capital	824,761,694

824,782,980
Undistributed net investment income	2,445,308
Accumulated net realized gain (loss) on investments	(4,134,852)
Net unrealized appreciation (depreciation) on investments	54,925,057

Net assets	$878,018,493

Class A
Net assets applicable to outstanding shares	$42,937,796

Shares of beneficial interest outstanding	1,042,663

Net asset value per share outstanding	$41.18
Maximum sales charge (5.50% of offering price)	2.40

Maximum offering price per share outstanding	$43.58

Investor Class
Net assets applicable to outstanding shares	$13,323,153

Shares of beneficial interest outstanding	324,180

Net asset value per share outstanding	$41.10
Maximum sales charge (5.50% of offering price)	2.39

Maximum offering price per share outstanding	$43.49

Class C
Net assets applicable to outstanding shares	$10,789,189

Shares of beneficial interest outstanding	266,787

Net asset value and offering price per share outstanding	$40.44

Class I
Net assets applicable to outstanding shares	$797,423,859

Shares of beneficial interest outstanding	19,324,130

Net asset value and offering price per share outstanding	$41.27

Class R1
Net assets applicable to outstanding shares	$5,924,422

Shares of beneficial interest outstanding	143,447

Net asset value and offering price per share outstanding	$41.30

Class R2
Net assets applicable to outstanding shares	$4,905,180

Shares of beneficial interest outstanding	119,098

Net asset value and offering price per share outstanding	$41.19

Class R3
Net assets applicable to outstanding shares	$2,714,894

Shares of beneficial interest outstanding	66,098

Net asset value and offering price per share outstanding	$41.07

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$9,587,948
Interest	2,134

Total income	9,590,082

Expenses
Manager (See Note 3)	3,714,565
Transfer agent (See Note 3)	310,503
Distribution/Service—Class A (See Note 3)	55,085
Distribution/Service—Investor Class (See Note 3)	16,413
Distribution/Service—Class C (See Note 3)	56,439
Distribution/Service—Class R2 (See Note 3)	13,655
Distribution/Service—Class R3 (See Note 3)	6,780
Registration	44,429
Professional fees	44,232
Shareholder communication	25,732
Trustees	11,393
Shareholder service (See Note 3)	9,819
Custodian	7,430
Miscellaneous	18,856

Total expenses before waiver/reimbursement	4,335,331
Expense waiver/reimbursement from Manager (See Note 3)	(97)

Net expenses	4,335,234

Net investment income (loss)	5,254,848

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,275,595
Net change in unrealized appreciation (depreciation) on investments	(36,763,606)

Net realized and unrealized gain (loss) on investments	(34,488,011)

Net increase (decrease) in net assets resulting from operations	$(29,233,163)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $155,621.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,254,848	$10,044,922
Net realized gain (loss) on investments (a)	2,275,595	185,129,208
Net change in unrealized appreciation (depreciation) on investments	(36,763,606)	(149,364,847)

Net increase (decrease) in net assets resulting from operations	(29,233,163)	45,809,283

Dividends and distributions to shareholders:
From net investment income:
Class A	(200,645)	(815,320)
Investor Class	(44,640)	(220,141)
Class C	(1,303)	(135,048)
Class I	(4,918,471)	(19,443,375)
Class R1	(30,587)	(168,391)
Class R2	(31,837)	(244,596)
Class R3	(7,051)	(44,278)

	(5,234,534)	(21,071,149)

From net realized gain on investments:
Class A	(7,676,497)	(3,819,164)
Investor Class	(2,304,551)	(1,139,719)
Class C	(2,111,854)	(1,174,066)
Class I	(149,246,608)	(81,950,332)
Class R1	(1,046,207)	(723,104)
Class R2	(2,175,420)	(1,243,873)
Class R3	(481,820)	(257,106)

	(165,042,957)	(90,307,364)

Total dividends and distributions to shareholders	(170,277,491)	(111,378,513)

Capital share transactions:
Net proceeds from sale of shares	99,815,849	155,508,140
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	163,958,341	108,230,102
Cost of shares redeemed (b)	(183,619,644)	(396,276,929)

Increase (decrease) in net assets derived from capital share transactions	80,154,546	(132,538,687)

Net increase (decrease) in net assets	(119,356,108)	(198,107,917)

	2016	2015
Net Assets
Beginning of period	$997,374,601	$1,195,482,518

End of period	$878,018,493	$997,374,601

Undistributed net investment income at end of period	$2,445,308	$2,424,994

(a)	Includes realized gain of $536,159 due to an in-kind redemption during the year ended October 31, 2015. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $19,718,366 during the year ended October 31, 2015. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$51.13		$54.61	$49.27	$39.41	$35.07	$33.84

Net investment income (loss) (a)	0.19		0.38	1.04	0.52	0.55	0.49
Net realized and unrealized gain (loss) on investments	(1.52)		1.39	4.76	9.87	4.34	1.19

Total from investment operations	(1.33)		1.77	5.80	10.39	4.89	1.68

Less dividends and distributions:
From net investment income	(0.20)		(0.92)	(0.46)	(0.53)	(0.55)	(0.45)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.62)		(5.25)	(0.46)	(0.53)	(0.55)	(0.45)

Net asset value at end of period	$41.18		$51.13	$54.61	$49.27	$39.41	$35.07

Total investment return (b)	(3.23	%)(c)	3.67%	11.82%	26.56%	13.93%	4.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92	% ††	0.73%	1.99%	1.15%	1.46%	1.34%
Net expenses	1.14	% ††	1.13%	1.14%	1.16%	1.17%	1.18%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$42,938		$45,320	$47,925	$44,770	$29,809	$28,388

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$51.04		$54.53	$49.20	$39.34	$35.05	$33.81

Net investment income (loss) (a)	0.14		0.28	0.97	0.43	0.46	0.37
Net realized and unrealized gain (loss) on investments	(1.51)		1.38	4.73	9.86	4.30	1.22

Total from investment operations	(1.37)		1.66	5.70	10.29	4.76	1.59

Less dividends and distributions:
From net investment income	(0.15)		(0.82)	(0.37)	(0.43)	(0.47)	(0.35)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.57)		(5.15)	(0.37)	(0.43)	(0.47)	(0.35)

Net asset value at end of period	$41.10		$51.04	$54.53	$49.20	$39.34	$35.05

Total investment return (b)	(3.34	%)(c)	3.47%	11.61%	26.30%	13.61%	4.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	% ††	0.54%	1.85%	0.96%	1.22%	1.01%
Net expenses	1.37	% ††	1.33%	1.33%	1.38%	1.43%	1.46%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$13,323		$14,092	$14,297	$13,829	$11,979	$11,633

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$50.38		$53.94	$48.71	$38.97	$34.78	$33.59

Net investment income (loss) (a)	(0.01)		(0.11)	0.56	0.08	0.17	0.09
Net realized and unrealized gain (loss) on investments	(1.51)		1.38	4.69	9.77	4.28	1.21

Total from investment operations	(1.52)		1.27	5.25	9.85	4.45	1.30

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.50)	(0.02)	(0.11)	(0.26)	(0.11)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.42)		(4.83)	(0.02)	(0.11)	(0.26)	(0.11)

Net asset value at end of period	$40.44		$50.38	$53.94	$48.71	$38.97	$34.78

Total investment return (b)	(3.70	%)(c)	2.69%	10.77%	25.36%	12.77%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06	%)††	(0.21%)	1.08%	0.19%	0.44%	0.26%
Net expenses	2.12	% ††	2.08%	2.08%	2.13%	2.18%	2.21%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$10,789		$12,952	$13,942	$11,696	$8,620	$7,872

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$51.22		$54.70	$49.35	$39.47	$35.12	$33.89

Net investment income (loss) (a)	0.25		0.51	1.18	0.64	0.65	0.57
Net realized and unrealized gain (loss) on investments	(1.52)		1.39	4.76	9.89	4.34	1.22

Total from investment operations	(1.27)		1.90	5.94	10.53	4.99	1.79

Less dividends and distributions:
From net investment income	(0.26)		(1.05)	(0.59)	(0.65)	(0.64)	(0.56)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.68)		(5.38)	(0.59)	(0.65)	(0.64)	(0.56)

Net asset value at end of period	$41.27		$51.22	$54.70	$49.35	$39.47	$35.12

Total investment return (b)	(3.10	%)(c)	3.93%	12.09%	26.90%	14.23%	5.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17	% ††	0.98%	2.25%	1.44%	1.72%	1.57%
Net expenses	0.89	% ††	0.88%	0.89%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.89	% ††	0.88%	0.89%	0.91%	0.92%	0.93%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$797,424		$900,795	$1,089,935	$965,386	$809,605	$725,422

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$51.25		$54.73	$49.37	$39.49	$35.14	$33.91

Net investment income (loss) (a)	0.23		0.46	1.09	0.59	0.63	0.53
Net realized and unrealized gain (loss) on investments	(1.53)		1.39	4.81	9.90	4.33	1.22

Total from investment operations	(1.30)		1.85	5.90	10.49	4.96	1.75

Less dividends and distributions:
From net investment income	(0.23)		(1.00)	(0.54)	(0.61)	(0.61)	(0.52)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.65)		(5.33)	(0.54)	(0.61)	(0.61)	(0.52)

Net asset value at end of period	$41.30		$51.25	$54.73	$49.37	$39.49	$35.14

Total investment return (b)	(3.15	%)(c)	3.82%	11.97%	26.80%	14.13%	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07	% ††	0.88%	2.08%	1.32%	1.65%	1.47%
Net expenses	0.99	% ††	0.98%	0.99%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement)	0.99	% ††	0.98%	0.99%	1.01%	1.02%	1.03%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$5,924		$8,062	$10,434	$8,744	$4,658	$3,869

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$51.12		$54.60	$49.27	$39.40	$35.08	$33.85

Net investment income (loss) (a)	0.19		0.33	1.04	0.47	0.47	0.44
Net realized and unrealized gain (loss) on investments	(1.53)		1.39	4.70	9.89	4.37	1.21

Total from investment operations	(1.34)		1.72	5.74	10.36	4.84	1.65

Less dividends and distributions:
From net investment income	(0.17)		(0.87)	(0.41)	(0.49)	(0.52)	(0.42)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.59)		(5.20)	(0.41)	(0.49)	(0.52)	(0.42)

Net asset value at end of period	$41.19		$51.12	$54.60	$49.27	$39.40	$35.08

Total investment return (b)	(3.27	%)(c)	3.56%	11.70%	26.44%	13.82%	4.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91	% ††	0.63%	1.99%	1.05%	1.24%	1.22%
Net expenses	1.24	% ††	1.23%	1.24%	1.26%	1.27%	1.28%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$4,905		$13,214	$15,618	$21,208	$12,618	$6,096

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$51.01		$54.49	$49.16	$39.32	$35.04	$33.81

Net investment income (loss) (a)	0.12		0.20	0.91	0.38	0.43	0.33
Net realized and unrealized gain (loss) on investments	(1.53)		1.38	4.70	9.84	4.30	1.23

Total from investment operations	(1.41)		1.58	5.61	10.22	4.73	1.56

Less dividends and distributions:
From net investment income	(0.11)		(0.73)	(0.28)	(0.38)	(0.45)	(0.33)
From net realized gain on investments	(8.42)		(4.33)	—	—	—	—

Total dividends and distributions	(8.53)		(5.06)	(0.28)	(0.38)	(0.45)	(0.33)

Net asset value at end of period	$41.07		$51.01	$54.49	$49.16	$39.32	$35.04

Total investment return (b)	(3.40	%)(c)	3.30%	11.43%	26.11%	13.52%	4.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	% ††	0.38%	1.75%	0.85%	1.15%	0.92%
Net expenses	1.49	% ††	1.48%	1.49%	1.51%	1.52%	1.53%
Portfolio turnover rate	37%		76%	58%	50%	75%	74%
Net assets at end of period (in 000’s)	$2,715		$2,940	$3,330	$3,452	$2,972	$2,864

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–11.43%	–13.49%	5.00%	4.33%	1.22%
		Excluding sales charges	–6.28	–8.46	6.19	4.92	1.22
Investor Class Shares[4]	Maximum 5.5% I nitial Sales Charge	With sales charges	–11.49	–13.65	4.79	4.15	1.34
		Excluding sales charges	–6.34	–8.62	5.98	4.74	1.34
Class B Shares[5]	Maximum 5% CDSC	With sales charges	–10.53	–13.02	4.89	3.96	2.09
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	–6.71	–9.31	5.19	3.96	2.09
Class C Shares[3]	Maximum 1% CDSC	With sales charges	–7.48	–10.06	5.18	3.96	2.09
	if Redeemed Within One Year of Purchase	Excluding sales charges	–6.71	–9.32	5.18	3.96	2.09
Class I Shares	No Sales Charge		–6.12	–8.18	6.49	5.21	0.97
Class R1 Shares[3]	No Sales Charge		–6.17	–8.28	6.37	5.09	1.07
Class R2 Shares[3]	No Sales Charge		–6.28	–8.52	6.11	4.83	1.32
Class R3 Shares[3]	No Sales Charge		–6.48	–8.84	5.75	4.53	1.57
Class R6 Shares[6]	No Sales Charge		–6.08	–8.13	6.54	5.24	0.82

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
4.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	Six Months	One Year		Five Years	Ten Years
Russell 1000® Value Index[7]	1.93%	–	0.40%	10.13%	5.67%
S&P 500® Index[8]	0.43		1.21	11.02	6.91
Average Lipper Large-Cap Core Fund[9]	–0.79	–	1.30	9.30	5.93

Unadjusted, the performance for Class R6 shares would likely have been different.
7.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$937.20	$5.73	$1,018.90	$5.97

Investor Class Shares	$1,000.00	$936.60	$6.74	$1,017.90	$7.02

Class B Shares	$1,000.00	$932.90	$10.33	$1,014.20	$10.77

Class C Shares	$1,000.00	$932.90	$10.33	$1,014.20	$10.77

Class I Shares	$1,000.00	$938.80	$4.39	$1,020.30	$4.57

Class R1 Shares	$1,000.00	$938.30	$4.87	$1,019.80	$5.07

Class R2 Shares	$1,000.00	$937.20	$6.07	$1,018.60	$6.32

Class R3 Shares	$1,000.00	$935.20	$7.84	$1,016.80	$8.17

Class R6 Shares	$1,000.00	$939.20	$4.05	$1,020.70	$4.22

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.19% for Class A, 1.40% for Investor Class, 2.15% for Class B and Class C, 0.91% for Class I, 1.01% for Class R1, 1.26% for Class R2, 1.63% for Class R3 and 0.84% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of April 30, 2016 (Unaudited)

Media	13.5%
Pharmaceuticals	9.6
Banks	7.6
Consumer Finance	7.6
Capital Markets	5.9
Household Durables	5.4
Software	4.9
Technology Hardware, Storage & Peripherals	4.7
Oil, Gas & Consumable Fuels	4.6
Health Care Providers & Services	4.3
Aerospace & Defense	4.0
Auto Components	4.0

Diversified Financial Services	4.0%
Health Care Equipment & Supplies	4.0
Real Estate Investment Trusts	3.7
Semiconductors & Semiconductor Equipment	3.5
Machinery	3.4
Chemicals	2.7
Airlines	2.1
Short-Term Investment	2.1
Other Assets, Less Liabilities	–1.6

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Oracle Corp.

2.	Apple, Inc.

3.	Allergan PLC

4.	Royal Dutch Shell PLC Class A, Sponsored ADR

5.	McKesson Corp.
6.	Citigroup, Inc.

7.	Medtronic PLC

8.	Johnson Controls, Inc.

9.	American Express Co.

10.	Boeing Co. (The)

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned –6.28% for Class A shares, –6.34% for Investor Class shares and –6.71% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –6.12%, Class R1 shares returned –6.17%, Class R2 shares returned –6.28%, Class R3 shares returned –6.48% and Class R6 shares returned –6.08%. For the six months ended April 30, 2016, all share classes underperformed the 1.93% return of the Russell 1000® Value Index1, which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 0.43% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes underperformed the –0.79% return of the Average Lipper2 Large-Cap Core Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Stock selection in the financials and health care sectors detracted from relative performance. On the other hand, positive stock selection in the consumer discretionary and energy sectors added to relative performance. During the reporting period, an overweight position relative to the Russell 1000® Value Index in the consumer discretionary sector detracted from the Fund’s performance but the Fund benefited from an underweight position relative to the Index in the financials sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in both sectors. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were health care, information technology and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were diversified consumer products manufacturer Newell Brands, appliance manufacturer Whirlpool and integrated oil & gas company Chevron. Newell Brands had lagged for a period as the level of debt incurred to acquire Jarden was not well received by investors who preferred low-beta3 investments. We believed that projected synergies from the deal were too conservative, that the company might pay down debt faster than expected and that the company’s brand portfolio was more defensive than investors perceived. At Whirlpool, we believed that positive fundamental changes were underway. In our view, the stock’s valuation was depressed because of exposure to Brazil and other emerging markets and because of concerns about the company’s ability to expand profit margins. We believed that the stock could benefit from acquisition synergies, from operating leverage as North American sales volume improved and from lower costs for raw materials. Chevron performed strongly as prospects for improved free cash flow began to be reflected in the stock’s valuation, partly because of higher oil prices and lower capital expenditures. We sold the Fund’s position in Chevron as the stock neared our price target.

Primary detractors from the Fund’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, wealth manager Ameriprise Financial and consumer technology company Apple. Allergan lagged when the company’s announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company, however, and we added to the Fund’s position. The planned sale of Allergan’s generics division to Teva Pharmaceutical Industries, Ltd., was expected to give the company approximately $36 billion in capital to deploy, likely for share repurchases or acquisitions. We believed that the company had an attractive product pipeline, was increasing its revenue and was reducing costs to widen margins. Ameriprise Financial has lagged because of a difficult market and lower-than-expected net flows in its wealth management business. We reduced the Fund’s position but saw the company continuing to shift its mix away from traditional life insurance products toward capital-light businesses and wealth and asset management, which we believed could generate sustainable growth for the franchise. In addition, Ameriprise Financial has consistently returned nearly all of its operating

1.	See footnote on page 21 for more information on this index.
2.	See footnote on page 21 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

24	MainStay ICAP Select Equity Fund

income to shareholders through buybacks and dividends. Apple underperformed because of short-term sales headwinds in China. We believed that the company could generate sustainable mid-single-digit earnings-per-share growth, driven by the strength of its ecosystem, an annuity-like replacement cycle and its ability to attract new users. In our opinion, this could result in an improved valuation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation in 12 to 18 months. We initiated a position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal could create upside potential. The company’s 8% dividend yield indicates possible investor skepticism. In financials, we added Wells Fargo. The stock pulled back with the rest of the large-cap banks because of Federal Reserve rate-hike expectations and credit-quality issues in the energy lending space. We found the current valuation level attractive for what we believed to be a very high-quality, lower-risk bank.

In addition to the stocks already mentioned, we sold the Fund’s positions in diversified pharmaceutical company Novartis and diversified industrial conglomerate General Electric. In both cases, we sought to favor stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the information technology and financials sectors. In the information technology sector, the Fund moved from an underweight position relative to the Index to an overweight position. In the financials sector, the Fund moved from an underweight position relative to the Index to an approximately neutral position. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in health care and energy. In the health care sector, the Fund reduced the degree to which it was overweight relative to the Index. In the energy sector, the Fund moved to a position that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund’s most significantly overweight positions relative to the Russell 1000® Value Index were in the consumer discretionary and health care sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the energy and consumer staples sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 99.5%†
Aerospace & Defense 4.0%
♦Boeing Co. (The)	685,330	$92,382,484

Airlines 2.1%
Delta Air Lines, Inc.	1,154,820	48,121,349

Auto Components 4.0%
♦Johnson Controls, Inc.	2,235,295	92,541,213

Banks 7.6%
♦Citigroup, Inc.	2,098,537	97,120,292
Wells Fargo & Co.	1,605,120	80,223,898

		177,344,190

Capital Markets 5.9%
Goldman Sachs Group, Inc. (The)	475,610	78,052,357
Northern Trust Corp.	826,511	58,748,402

		136,800,759

Chemicals 2.7%
Monsanto Co.	674,403	63,178,073

Consumer Finance 7.6%
Ally Financial, Inc. (a)	4,795,070	85,400,197
♦American Express Co.	1,413,120	92,460,441

		177,860,638

Diversified Financial Services 4.0%
Intercontinental Exchange, Inc.	384,850	92,375,545

Health Care Equipment & Supplies 4.0%
♦Medtronic PLC	1,170,173	92,619,193

Health Care Providers & Services 4.3%
♦McKesson Corp.	592,800	99,483,696

Household Durables 5.4%
Newell Brands, Inc.	1,171,140	53,333,716
Whirlpool Corp.	424,945	73,999,922

		127,333,638

Machinery 3.4%
Pentair PLC	1,359,900	78,982,992

Media 13.5%
Comcast Corp. Class A	1,440,010	87,495,008
DISH Network Corp. Class A (a)	1,255,660	61,891,481
Grupo Televisa S.A.B., Sponsored ADR	1,813,080	52,996,328
Liberty SiriusXM Group Class C (a)	1,289,954	41,304,327

	Shares	Value
Media (continued)
Twenty-First Century Fox, Inc. Class A	2,367,344	$71,635,830

		315,322,974

Oil, Gas & Consumable Fuels 4.6%
♦Royal Dutch Shell PLC Class A, Sponsored ADR	2,043,200	108,064,848

Pharmaceuticals 9.6%
♦Allergan PLC (a)	504,915	109,344,392
Mallinckrodt PLC (a)	950,065	59,398,064
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,025,770	55,853,177

		224,595,633

Real Estate Investment Trusts 3.7%
American Tower Corp.	814,570	85,432,102

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	2,686,800	81,356,304

Software 4.9%
♦Oracle Corp.	2,896,880	115,469,637

Technology Hardware, Storage & Peripherals 4.7%
♦Apple, Inc.	1,173,720	110,024,513

Total Common Stocks (Cost $2,209,238,347)		2,319,289,781

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $49,780,198 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $48,710,000 and a Market Value of $50,777,496)	$49,780,073	49,780,073

Total Short-Term Investment (Cost $49,780,073)		49,780,073

Total Investments (Cost $2,259,018,420) (b)	101.6%	2,369,069,854
Other Assets, Less Liabilities	(1.6)	(38,371,588)
Net Assets	100.0%	$2,330,698,266

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $2,275,377,403 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$197,676,133
Gross unrealized depreciation	(103,983,682)

Net unrealized appreciation	$93,692,451

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,319,289,781	$—	$—	$2,319,289,781
Short-Term Investment
Repurchase Agreement	—	49,780,073	—	49,780,073

Total Investments in Securities	$2,319,289,781	$49,780,073	$—	$2,369,069,854

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,259,018,420)	$2,369,069,854
Receivables:
Investment securities sold	33,489,782
Fund shares sold	3,861,223
Dividends and interest	2,527,789
Other assets	111,415

Total assets	2,409,060,063

Liabilities
Payables:
Investment securities purchased	70,955,492
Fund shares redeemed	4,503,796
Manager (See Note 3)	1,386,689
Transfer agent (See Note 3)	1,024,270
Shareholder communication	202,459
NYLIFE Distributors (See Note 3)	196,546
Professional fees	46,610
Custodian	11,646
Trustees	9,543
Accrued expenses	24,746

Total liabilities	78,361,797

Net assets	$2,330,698,266

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$67,389
Additional paid-in capital	2,374,115,530

2,374,182,919
Undistributed net investment income	763,202
Accumulated net realized gain (loss) on investments	(154,299,289)
Net unrealized appreciation (depreciation) on investments	110,051,434

Net assets	$2,330,698,266

Class A
Net assets applicable to outstanding shares	$337,152,406

Shares of beneficial interest outstanding	9,756,854

Net asset value per share outstanding	$34.56
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.57

Investor Class
Net assets applicable to outstanding shares	$164,006,153

Shares of beneficial interest outstanding	4,746,963

Net asset value per share outstanding	$34.55
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.56

Class B
Net assets applicable to outstanding shares	$32,773,155

Shares of beneficial interest outstanding	962,089

Net asset value and offering price per share outstanding	$34.06

Class C
Net assets applicable to outstanding shares	$68,144,633

Shares of beneficial interest outstanding	2,001,081

Net asset value and offering price per share outstanding	$34.05

Class I
Net assets applicable to outstanding shares	$1,636,151,847

Shares of beneficial interest outstanding	47,251,258

Net asset value and offering price per share outstanding	$34.63

Class R1
Net assets applicable to outstanding shares	$41,863,959

Shares of beneficial interest outstanding	1,208,197

Net asset value and offering price per share outstanding	$34.65

Class R2
Net assets applicable to outstanding shares	$16,791,926

Shares of beneficial interest outstanding	485,888

Net asset value and offering price per share outstanding	$34.56

Class R3
Net assets applicable to outstanding shares	$3,354,533

Shares of beneficial interest outstanding	97,246

Net asset value and offering price per share outstanding	$34.50

Class R6
Net assets applicable to outstanding shares	$30,459,654

Shares of beneficial interest outstanding	879,821

Net asset value and offering price per share outstanding	$34.62

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$30,604,143
Interest	3,261

Total income	30,607,404

Expenses
Manager (See Note 3)	11,731,398
Transfer agent (See Note 3)	2,878,353
Distribution/Service—Class A (See Note 3)	512,030
Distribution/Service—Investor Class (See Note 3)	205,693
Distribution/Service—Class B (See Note 3)	172,770
Distribution/Service—Class C (See Note 3)	383,439
Distribution/Service—Class R2 (See Note 3)	21,143
Distribution/Service—Class R3 (See Note 3)	29,404
Shareholder communication	193,987
Professional fees	91,204
Registration	91,078
Interest expense	70,455
Trustees	42,244
Shareholder service (See Note 3)	35,892
Custodian	19,608
Miscellaneous	58,270

Total expenses before waiver/reimbursement	16,536,968
Expense waiver/reimbursement from Manager (See Note 3)	(1,515,663)

Net expenses	15,021,305

Net investment income (loss)	15,586,099

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(123,038,781)
Net change in unrealized appreciation (depreciation) on investments	(140,100,130)

Net realized and unrealized gain (loss) on investments	(263,138,911)

Net increase (decrease) in net assets resulting from operations	$(247,552,812)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $582,225.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,586,099	$36,689,966
Net realized gain (loss) on investments	(123,038,781)	734,934,536
Net change in unrealized appreciation (depreciation) on investments	(140,100,130)	(661,519,239)

Net increase (decrease) in net assets resulting from operations	(247,552,812)	110,105,263

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,879,042)	(17,292,159)
Investor Class	(635,760)	(3,944,454)
Class B	(10,515)	(701,014)
Class C	(26,645)	(1,624,108)
Class I	(12,789,709)	(84,239,596)
Class R1	(249,781)	(1,237,306)
Class R2	(74,535)	(571,788)
Class R3	(30,431)	(232,810)
Class R6	(187,220)	(2,754,403)

	(15,883,638)	(112,597,638)

From net realized gain on investments:
Class A	(87,151,434)	(93,563,698)
Investor Class	(32,056,721)	(22,074,808)
Class B	(7,075,477)	(5,420,836)
Class C	(15,886,433)	(12,469,628)
Class I	(469,062,193)	(395,355,549)
Class R1	(8,828,961)	(5,997,721)
Class R2	(3,302,615)	(3,100,515)
Class R3	(2,350,763)	(1,454,977)
Class R6	(5,607,875)	(11,434,597)

	(631,322,472)	(550,872,329)

Total dividends and distributions to shareholders	(647,206,110)	(663,469,967)

Capital share transactions:
Net proceeds from sale of shares	260,983,986	678,456,246
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	629,580,929	629,373,884
Cost of shares redeemed	(1,579,343,768)	(1,707,413,859)

Increase (decrease) in net assets derived from capital share transactions	(688,778,853)	(399,583,729)

Net increase (decrease) in net assets	(1,583,537,775)	(952,948,433)

Net Assets
Beginning of period	3,914,236,041	4,867,184,474

End of period	$2,330,698,266	$3,914,236,041

Undistributed net investment income at end of period	$763,202	$1,060,741

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$45.13		$51.47	$46.84	$37.41	$33.42	$33.07

Net investment income (loss)	0.17	(a)	0.30 (a)	1.16 (a)	0.51 (a)	0.54 (a)	0.46
Net realized and unrealized gain (loss) on investments	(2.50)		0.48	3.93	9.43	4.01	0.33

Total from investment operations	(2.33)		0.78	5.09	9.94	4.55	0.79

Less dividends and distributions:
From net investment income	(0.18)		(1.13)	(0.46)	(0.51)	(0.56)	(0.44)
From net realized gain on investments	(8.06)		(5.99)	—	—	—	—

Total dividends and distributions	(8.24)		(7.12)	(0.46)	(0.51)	(0.56)	(0.44)

Net asset value at end of period	$34.56		$45.13	$51.47	$46.84	$37.41	$33.42

Total investment return (b)	(6.28	%)(c)	1.94%	10.91%	26.73%	13.71%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	% ††	0.65%	2.35%	1.20%	1.50%	1.33%
Net expenses	1.19	% (d)††	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.28	% (d)††	1.22%	1.23%	1.23%	1.25%	1.21%
Portfolio turnover rate	41%		86%	65%	55%	64%	71%
Net assets at end of period (in 000’s)	$337,152		$494,897	$810,780	$831,352	$606,575	$542,404

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$45.13		$51.46	$46.84	$37.41	$33.41	$33.06

Net investment income (loss)	0.12	(a)	0.23 (a)	1.08 (a)	0.43 (a)	0.46 (a)	0.38
Net realized and unrealized gain (loss) on investments	(2.50)		0.48	3.93	9.42	4.01	0.32

Total from investment operations	(2.38)		0.71	5.01	9.85	4.47	0.70

Less dividends and distributions:
From net investment income	(0.14)		(1.05)	(0.39)	(0.42)	(0.47)	(0.35)
From net realized gain on investments	(8.06)		(5.99)	—	—	—	—

Total dividends and distributions	(8.20)		(7.04)	(0.39)	(0.42)	(0.47)	(0.35)

Net asset value at end of period	$34.55		$45.13	$51.46	$46.84	$37.41	$33.41

Total investment return (b)	(6.34	%)(c)	1.76%	10.72%	26.46%	13.46%	2.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	% ††	0.50%	2.18%	1.02%	1.28%	1.08%
Net expenses	1.40	% (d)††	1.34%	1.35%	1.38%	1.43%	1.43%
Portfolio turnover rate	41%		86%	65%	55%	64%	71%
Net assets at end of period (in 000’s)	$164,006		$180,956	$190,461	$195,120	$177,880	$181,060

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015		2014	2013	2012	2011
Net asset value at beginning of period	$44.62		$51.02		$46.44	$37.10	$33.15	$32.84

Net investment income (loss)	(0.01	)(a)	(0.12	)(a)	0.73 (a)	0.12 (a)	0.21 (a)	0.10
Net realized and unrealized gain (loss) on investments	(2.48)		0.49		3.87	9.33	3.95	0.34

Total from investment operations	(2.49)		0.37		4.60	9.45	4.16	0.44

Less dividends and distributions:
From net investment income	(0.01)		(0.78)		(0.02)	(0.11)	(0.21)	(0.13)
From net realized gain on investments	(8.06)		(5.99)		—	—	—	—

Total dividends and distributions	(8.07)		(6.77)		(0.02)	(0.11)	(0.21)	(0.13)

Net asset value at end of period	$34.06		$44.62		$51.02	$46.44	$37.10	$33.15

Total investment return (b)	(6.71	%)(c)	1.01%		9.91%	25.51%	12.60%	1.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	(0.25%)		1.48%	0.29%	0.59%	0.35%
Net expenses	2.15	% (d)††	2.09%		2.10%	2.13%	2.18%	2.18%
Portfolio turnover rate	41%		86%		65%	55%	64%	71%
Net assets at end of period (in 000’s)	$32,773		$39,321		$47,317	$51,682	$52,558	$64,649

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015		2014	2013	2012	2011
Net asset value at beginning of period	$44.61		$51.01		$46.43	$37.10	$33.15	$32.84

Net investment income (loss)	(0.01	)(a)	(0.12	)(a)	0.70 (a)	0.11 (a)	0.19 (a)	0.12
Net realized and unrealized gain (loss) on investments	(2.48)		0.49		3.90	9.33	3.97	0.33

Total from investment operations	(2.49)		0.37		4.60	9.44	4.16	0.45

Less dividends and distributions:
From net investment income	(0.01)		(0.78)		(0.02)	(0.11)	(0.21)	(0.14)
From net realized gain on investments	(8.06)		(5.99)		—	—	—	—

Total dividends and distributions	(8.07)		(6.77)		(0.02)	(0.11)	(0.21)	(0.14)

Net asset value at end of period	$34.05		$44.61		$51.01	$46.43	$37.10	$33.15

Total investment return (b)	(6.71	%)(c)	1.01%		9.91%	25.49%	12.60%	1.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	(0.25%)		1.43%	0.26%	0.53%	0.34%
Net expenses	2.15	% (d)††	2.09%		2.10%	2.13%	2.18%	2.18%
Portfolio turnover rate	41%		86%		65%	55%	64%	71%
Net assets at end of period (in 000’s)	$68,145		$90,167		$107,146	$109,501	$95,321	$95,887

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$45.22		$51.56	$46.92	$37.48	$33.47	$33.12

Net investment income (loss)	0.21	(a)	0.44 (a)	1.31 (a)	0.63 (a)	0.65 (a)	0.55
Net realized and unrealized gain (loss) on investments	(2.50)		0.48	3.93	9.44	4.02	0.34

Total from investment operations	(2.29)		0.92	5.24	10.07	4.67	0.89

Less dividends and distributions:
From net investment income	(0.24)		(1.27)	(0.60)	(0.63)	(0.66)	(0.54)
From net realized gain on investments	(8.06)		(5.99)	—	—	—	—

Total dividends and distributions	(8.30)		(7.26)	(0.60)	(0.63)	(0.66)	(0.54)

Net asset value at end of period	$34.63		$45.22	$51.56	$46.92	$37.48	$33.47

Total investment return (b)	(6.12	%)(c)	2.22%	11.23%	27.06%	14.07%	2.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17	% ††	0.94%	2.64%	1.48%	1.81%	1.61%
Net expenses	0.91	% (d)††	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.03	% (d)††	0.97%	0.98%	0.98%	1.00%	0.96%
Portfolio turnover rate	41%		86%	65%	55%	64%	71%
Net assets at end of period (in 000’s)	$1,636,152		$2,977,224	$3,522,230	$3,810,280	$2,892,113	$2,702,189

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$45.24		$51.57	$46.93	$37.49	$33.48	$33.13

Net investment income (loss)	0.19	(a)	0.40 (a)	1.28 (a)	0.59 (a)	0.59 (a)	0.51
Net realized and unrealized gain (loss) on investments	(2.50)		0.48	3.91	9.43	4.03	0.33

Total from investment operations	(2.31)		0.88	5.19	10.02	4.62	0.84

Less dividends and distributions:
From net investment income	(0.22)		(1.22)	(0.55)	(0.58)	(0.61)	(0.49)
From net realized gain on investments	(8.06)		(5.99)	—	—	—	—

Total dividends and distributions	(8.28)		(7.21)	(0.55)	(0.58)	(0.61)	(0.49)

Net asset value at end of period	$34.65		$45.24	$51.57	$46.93	$37.49	$33.48

Total investment return (b)	(6.17	%)(c)	2.13%	11.12%	26.92%	13.91%	2.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	% ††	0.85%	2.59%	1.38%	1.64%	1.45%
Net expenses	1.01	% (d)††	1.00%	1.00%	1.00%	1.03%	1.06%
Expenses (before waiver/reimbursement)	1.13	% (d)††	1.07%	1.08%	1.08%	1.10%	1.06%
Portfolio turnover rate	41%		86%	65%	55%	64%	71%
Net assets at end of period (in 000’s)	$41,864		$49,180	$52,838	$33,886	$26,903	$20,156

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$45.14		$51.47	$46.84	$37.41	$33.42	$33.07

Net investment income (loss)	0.15	(a)	0.27 (a)	1.14 (a)	0.49 (a)	0.52 (a)	0.40
Net realized and unrealized gain (loss) on investments	(2.50)		0.49	3.92	9.42	3.99	0.35

Total from investment operations	(2.35)		0.76	5.06	9.91	4.51	0.75

Less dividends and distributions:
From net investment income	(0.17)		(1.10)	(0.43)	(0.48)	(0.52)	(0.40)
From net realized gain on investments	(8.06)		(5.99)	—	—	—	—

Total dividends and distributions	(8.23)		(7.09)	(0.43)	(0.48)	(0.52)	(0.40)

Net asset value at end of period	$34.56		$45.14	$51.47	$46.84	$37.41	$33.42

Total investment return (b)	(6.28	%)(c)	1.86%	10.84%	26.64%	13.59%	2.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	% ††	0.58%	2.30%	1.14%	1.44%	1.21%
Net expenses	1.26	% (d)††	1.25%	1.25%	1.25%	1.28%	1.31%
Expenses (before waiver/reimbursement)	1.38	% (d)††	1.32%	1.33%	1.33%	1.35%	1.31%
Portfolio turnover rate	41%		86%	65%	55%	64%	71%
Net assets at end of period (in 000’s)	$16,792		$18,562	$27,847	$27,817	$22,433	$21,933

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$45.07		$51.39	$46.77	$37.36	$33.38	$33.02

Net investment income (loss)	0.09	(a)	0.13 (a)	0.97 (a)	0.36 (a)	0.40 (a)	0.34
Net realized and unrealized gain (loss) on investments	(2.50)		0.48	3.92	9.39	3.99	0.33

Total from investment operations	(2.41)		0.61	4.89	9.75	4.39	0.67

Less dividends and distributions:
From net investment income	(0.10)		(0.94)	(0.27)	(0.34)	(0.41)	(0.31)
From net realized gain on investments	(8.06)		(5.99)	—	—	—	—

Total dividends and distributions	(8.16)		(6.93)	(0.27)	(0.34)	(0.41)	(0.31)

Net asset value at end of period	$34.50		$45.07	$51.39	$46.77	$37.36	$33.38

Total investment return (b)	(6.48	%)(c)	1.54%	10.47%	26.20%	13.24%	1.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48	% ††	0.27%	1.95%	0.85%	1.10%	0.98%
Net expenses	1.63	% (d)††	1.57%	1.58%	1.58%	1.60%	1.56%
Portfolio turnover rate	41%		86%	65%	55%	64%	71%
Net assets at end of period (in 000’s)	$3,355		$12,941	$12,980	$13,717	$14,578	$13,291

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is 0.01%.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		June 17, 2013** through October 31,
Class R6	2016*		2015	2014	2013
Net asset value at beginning of period	$45.21		$51.55	$46.92	$44.12

Net investment income (loss) (a)	0.23		0.48	0.68	0.18
Net realized and unrealized gain (loss) on investments	(2.51)		0.47	4.60	2.96

Total from investment operations	(2.28)		0.95	5.28	3.14

Less dividends and distributions:
From net investment income	(0.25)		(1.30)	(0.65)	(0.34)
From net realized gain on investments	(8.06)		(5.99)	—	—

Total dividends and distributions	(8.31)		(7.29)	(0.65)	(0.34)

Net asset value at end of period	$34.62		$45.21	$51.55	$46.92

Total investment return (b)	(6.08	%)(c)	2.30%	11.30%	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24	% ††	1.03%	1.35%	1.05	%††
Net expenses	0.84	% (d)††	0.82%	0.82%	0.81	%††
Portfolio turnover rate	41%		86%	65%	55%
Net assets at end of period (in 000’s)	$30,460		$50,988	$95,587	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.92 –3.61%	–18.12 –13.35%	–0.95 0.17%	0.60 1.17%	1.22 1.22%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.96 –3.66	–18.21 –13.45	–1.08 0.05	0.47 1.04	1.36 1.36
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.00 –4.04	–14.95 –14.10	–0.70 –0.70	0.28 0.28	2.11 2.11
Class I Shares	No Sales Charge		–3.46	–13.09	0.50	1.48	0.97
Class R1 Shares[3]	No Sales Charge		–3.54	–13.18	0.38	1.37	1.07
Class R2 Shares[3]	No Sales Charge		–3.64	–13.38	0.09	1.08	1.32
Class R3 Shares[3]	No Sales Charge		–3.79	–13.66	–0.17	0.82	1.57

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements. Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.
4.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP International Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	–3.07%	–9.32%	1.69%	1.61%
Average Lipper International Large-Cap Core Fund[6]	–3.69	–11.40	0.20	1.24

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper International Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$963.90	$6.05	$1,018.70	$6.22

Investor Class Shares	$1,000.00	$963.40	$6.83	$1,017.90	$7.02

Class C Shares	$1,000.00	$959.60	$10.48	$1,014.20	$10.77

Class I Shares	$1,000.00	$965.40	$4.64	$1,020.10	$4.77

Class R1 Shares	$1,000.00	$964.60	$5.13	$1,019.60	$5.27

Class R2 Shares	$1,000.00	$963.60	$6.35	$1,018.40	$6.52

Class R3 Shares	$1,000.00	$962.10	$7.76	$1,017.00	$7.97

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.40% for Investor Class, 2.15% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.59% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP International Fund

Country Composition as of April 30, 2016 (Unaudited)

Netherlands	16.2%
Switzerland	16.1
Germany	12.1
France	11.6
Japan	11.0
United Kingdom	8.3
Hong Kong	4.7
Republic of Korea	3.6
Spain	3.4

Mexico	3.1%
Israel	3.0
Australia	1.7
Denmark	1.7
India	1.7
United States	1.5
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Vodafone Group PLC, Sponsored ADR

2.	Novartis A.G. Registered

3.	LafargeHolcim, Ltd. Registered

4.	Mitsubishi Estate Co., Ltd.

5.	Koninklijke DSM N.V.
6.	Julius Baer Group, Ltd.

7.	Samsung Electronics Co., Ltd., GDR

8.	Daiwa Securities Group, Inc.

9.	Bridgestone Corp.

10.	Akzo Nobel N.V.

39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay ICAP International Fund returned –3.61% for Class A shares, –3.66% for Investor Class shares and –4.04% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –3.46%, Class R1 shares returned –3.54%, Class R2 shares returned –3.64% and Class R3 shares returned –3.79%. For the six months ended April 30, 2016, all share classes underperformed the –3.07% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class C shares and Class R3 shares underperformed—and all other share classes outperformed—the –3.69% return of the Average Lipper2 International Large-Cap Core Fund. See page 36 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Positive stock selection in the consumer discretionary and materials sectors added to relative performance. Stock selection in the financials and consumer staples sectors, however, detracted from relative performance. The Fund benefited from an overweight position relative to the MSCI EAFE® Index in the materials sector, but an underweight position in the consumer staples sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary and materials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in both sectors. The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were financials and consumer staples. Stock selection was the primary driver in financials, while an underweight position relative to the Index in consumer staples detracted from performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Danish biotechnology company Genmab, Dutch health and nutrition products company Koninklijke DSM (“DSM”) and French food service and facilities-management company Sodexo. Genmab’s launch of cancer drug Daratumumab progressed during the reporting period. We believed that the drug had strong potential given the strength of clinical data. In our opinion, the drug’s sales trajectory could match Imbruvica, which had sales over $1 billion in its second year. We believed that investors were undervaluing DSM, giving a low implied value for the nutrition business and no credit for joint ventures. In our view, the company’s nutrition business could secure a higher value from cost-saving programs with performance-stimulating potential. We believed that DSM would be able to move past the collapse in vitamin E prices that masked underlying strength in the business in recent years. During the reporting period, Sodexo benefited from several secular trends: Fortune 500® companies were outsourcing on-site services; the developed world population was aging; and the use of vouchers in emerging markets had increased. We believed that Sodexo’s benefits and rewards business could grow at a high-single-digit rate or better, providing consistent uplift to group operating margins. All three stocks remained in the Fund at the end of the reporting period.

Primary detractors from the Fund’s absolute performance during the reporting period included three European banks: Royal Bank of Scotland (“RBS”), Deutsche Bank and Banco Popular Espanol. During the reporting period, RBS was completely remaking itself from a global universal bank to one focused only on retail and commercial banking in the U.K. and Ireland. After several false starts under previous management, the company’s current chief executive officer, Ross McEwan, had defined what the bank would look like going forward. We believed that core earnings would stabilize and start growing in 2016, which could help address investor concerns about profitability. We believed that capital could be returned to shareholders once these concerns were addressed. Deutsche Bank is one of the leading investment banks in the world, with particular strength in Europe and fixed-income products. During the reporting period, the company began to address its own history of poor risk management and execution, among other concerns. We anticipated a major, positive cultural change under the company’s new chief executive officer, John Cryan. Several managers have been replaced by Cryan, bringing a new attitude toward risk-taking and balance-sheet use. The bank still needs to build modern information technology systems and cut costs, which might take years. Even so, the overall trajectory of the bank was positive, which could be reflected in higher returns and a higher valuation over time. Banco Popular was sold from the Fund in favor of other positions. We added to the Fund’s positions in RBS and Deutsche Bank during the reporting period.

1.	See footnote on page 37 for more information on the MSCI EAFE® Index.
2.	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP International Fund

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation in 12 to 18 months. We initiated a position in CK Hutchison, a conglomerate operating in utility/infrastructure, ports, telecommunications, retail and energy. We found the valuation attractive for a diversified conglomerate with strong individual market positions anchored by stable utility/infrastructure operations. In addition, management had a long and successful track record of creating value. We also added a position in diversified pharmaceutical company Sanofi. We believed that new treatments Praluent (for cholesterol) and Dupilumab (for Dermatitis) had the potential to drive significant earnings growth. The stock had been hindered by declines in diabetes-related sales that we saw as masking high-quality franchises in consumer products and vaccines.

In addition to the stocks already mentioned, we sold the Fund’s positions in pharmaceutical company AstraZeneca and Japanese trading company Mitsubishi Corp. In both cases, we sought to favor stocks that we believed had stronger investment catalysts and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI EAFE® Index in the financials and industrials sectors. In financials, the

Fund moved from a slightly underweight position to one that was slightly overweight relative to the Index. In the industrials sector, the Fund reduced the degree to which it was underweight relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the MSCI EAFE® Index in the consumer discretionary and energy sectors. In consumer discretionary, the Fund increased the degree to which it was underweight relative to the Index. In energy, the Fund moved from a slightly overweight position to one that was more in line with the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the materials and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and consumer discretionary sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.2%†
Australia 1.7%
Oil Search, Ltd. (Oil, Gas & Consumable Fuels)	5,494,540	$29,369,743

Denmark 1.7%
Genmab A/S (Biotechnology) (a)	195,374	28,946,745

France 11.6%
Pernod Ricard S.A. (Beverages)	390,320	42,137,133
Safran S.A. (Aerospace & Defense)	530,800	36,570,890
Sanofi (Pharmaceuticals)	535,210	44,192,067
Sodexo S.A. (Hotels, Restaurants & Leisure)	241,110	24,347,769
Total S.A. (Oil, Gas & Consumable Fuels)	1,006,680	50,638,082

		197,885,941

Germany 12.1%
Deutsche Bank A.G. Registered (Capital Markets) (a)	2,492,920	47,013,929
E.ON S.E. (Multi-Utilities)	3,895,180	40,181,739
Merck KGaA (Pharmaceuticals)	514,426	48,342,816
SAP S.E. (Software)	504,310	39,452,093
Siemens A.G. Registered (Industrial Conglomerates)	301,800	31,488,904

		206,479,481

Hong Kong 4.7%
CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	4,276,400	51,243,587
Sands China, Ltd. (Hotels, Restaurants & Leisure)	8,157,490	29,235,677

		80,479,264

India 1.7%
ICICI Bank, Ltd., Sponsored ADR (Banks)	3,972,470	28,005,913

Israel 3.0%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	938,560	51,104,592

Japan 11.0%
♦Bridgestone Corp. (Auto Components)	1,513,250	58,538,881
♦Daiwa Securities Group, Inc. (Capital Markets)	9,723,700	59,055,028
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	3,498,250	69,734,852

		187,328,761

	Shares	Value
Mexico 3.1%
Grupo Televisa S.A.B., Sponsored ADR (Media)	1,818,130	$53,143,940

Netherlands 16.2%
ABN AMRO Group N.V., CVA (Banks) (a)(b)	1,707,100	36,494,539
♦Akzo Nobel N.V. (Chemicals)	810,300	57,423,668
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	407,590	39,390,416
ING Groep N.V., CVA (Banks)	2,855,800	34,973,024
♦Koninklijke DSM N.V. (Chemicals)	1,067,677	65,479,456
NN Group N.V. (Insurance)	1,219,298	42,247,731

		276,008,834

Republic of Korea 3.6%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	113,541	61,879,845

Spain 3.4%
Aena S.A. (Transportation Infrastructure) (a)(b)	210,570	30,030,657
Endesa S.A. (Electric Utilities)	1,337,860	28,087,701

		58,118,358

Switzerland 16.1%
ABB, Ltd. Registered (Electrical Equipment) (a)	2,497,980	52,808,334
♦Julius Baer Group, Ltd. (Capital Markets) (a)	1,531,040	65,451,840
♦LafargeHolcim, Ltd. Registered (Construction Materials) (a)	1,525,625	77,243,413
♦Novartis A.G. Registered (Pharmaceuticals)	1,038,320	79,229,672

		274,733,259

United Kingdom 8.3%
Royal Bank of Scotland Group PLC (Banks) (a)	16,908,350	56,822,998
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	2,586,104	84,669,045

		141,492,043

Total Common Stocks (Cost $1,710,043,588)		1,674,976,719

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

42	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 1.5%
Repurchase Agreement 1.5%
United States 1.5%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $25,793,276 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.02% and a maturity date of 9/28/21, with a Principal Amount of $26,310,000 and a Market Value of $26,310,000) (Capital Markets)	$25,793,211	$25,793,211

Total Short-Term Investment (Cost $25,793,211)		25,793,211

Total Investments (Cost $1,735,836,799) (c)	99.7%	1,700,769,930
Other Assets, Less Liabilities	0.3	4,327,823
Net Assets	100.0%	$1,705,097,753
(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2016, cost was $1,752,827,361 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$111,769,526
Gross unrealized depreciation	(163,826,957)

Net unrealized depreciation	$(52,057,431)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CVA—Company Voluntary Agreement

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,674,976,719	$—	$—	$1,674,976,719
Short-Term Investment
Repurchase Agreement	—	25,793,211	—	25,793,211

Total Investments in Securities	$1,674,976,719	$25,793,211	$—	$1,700,769,930

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$36,570,890	2.1%
Auto Components	58,538,881	3.4
Banks	156,296,474	9.2
Beverages	42,137,133	2.5
Biotechnology	28,946,745	1.7
Capital Markets	197,314,008	11.6
Chemicals	122,903,124	7.2
Construction Materials	77,243,413	4.5
Electric Utilities	28,087,701	1.6
Electrical Equipment	52,808,334	3.1
Hotels, Restaurants & Leisure	53,583,446	3.1
Industrial Conglomerates	82,732,491	4.8
Insurance	42,247,731	2.5
Media	53,143,940	3.1
Multi-Utilities	40,181,739	2.4
Oil, Gas & Consumable Fuels	80,007,825	4.7
Pharmaceuticals	222,869,147	13.1
Real Estate Management & Development	69,734,852	4.1
Semiconductors & Semiconductor Equipment	39,390,416	2.3
Software	39,452,093	2.3
Technology Hardware, Storage & Peripherals	61,879,845	3.6
Transportation Infrastructure	30,030,657	1.8
Wireless Telecommunication Services	84,669,045	5.0

	1,700,769,930	99.7
Other Assets, Less Liabilities	4,327,823	0.3

Net Assets	$1,705,097,753	100.0%

†	Percentages indicated are based on Fund net assets.

44	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,735,836,799)	$1,700,769,930
Receivables:
Dividends and interest	6,834,971
Fund shares sold	1,653,274
Other assets	69,096

Total assets	1,709,327,271

Liabilities
Payables:
Fund shares redeemed	2,503,479
Manager (See Note 3)	1,058,376
Transfer agent (See Note 3)	408,304
Shareholder communication	103,646
Custodian	64,396
Professional fees	46,879
NYLIFE Distributors (See Note 3)	33,400
Trustees	2,985
Accrued expenses	8,053

Total liabilities	4,229,518

Net assets	$1,705,097,753

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,557
Additional paid-in capital	1,886,383,834

1,886,439,391
Undistributed net investment income	9,455,179
Accumulated net realized gain (loss) on investments and foreign currency transactions	(155,838,550)
Net unrealized appreciation (depreciation) on investments	(35,066,869)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	108,602

Net assets	$1,705,097,753

Class A
Net assets applicable to outstanding shares	$42,354,330

Shares of beneficial interest outstanding	1,380,811

Net asset value per share outstanding	$30.67
Maximum sales charge (5.50% of offering price)	1.79

Maximum offering price per share outstanding	$32.46

Investor Class
Net assets applicable to outstanding shares	$8,480,993

Shares of beneficial interest outstanding	276,555

Net asset value per share outstanding	$30.67
Maximum sales charge (5.50% of offering price)	1.79

Maximum offering price per share outstanding	$32.46

Class C
Net assets applicable to outstanding shares	$13,683,328

Shares of beneficial interest outstanding	453,844

Net asset value and offering price per share outstanding	$30.15

Class I
Net assets applicable to outstanding shares	$1,589,943,413

Shares of beneficial interest outstanding	51,792,027

Net asset value and offering price per share outstanding	$30.70

Class R1
Net assets applicable to outstanding shares	$1,735,076

Shares of beneficial interest outstanding	56,620

Net asset value and offering price per share outstanding	$30.64

Class R2
Net assets applicable to outstanding shares	$39,043,200

Shares of beneficial interest outstanding	1,273,502

Net asset value and offering price per share outstanding	$30.66

Class R3
Net assets applicable to outstanding shares	$9,857,413

Shares of beneficial interest outstanding	323,568

Net asset value and offering price per share outstanding	$30.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$18,269,573
Interest	3,183

Total income	18,272,756

Expenses
Manager (See Note 3)	6,961,277
Transfer agent (See Note 3)	1,227,613
Distribution/Service—Class A (See Note 3)	59,114
Distribution/Service—Investor Class (See Note 3)	10,413
Distribution/Service—Class C (See Note 3)	70,352
Distribution/Service—Class R2 (See Note 3)	50,349
Distribution/Service—Class R3 (See Note 3)	24,316
Custodian	137,365
Shareholder communication	105,715
Professional fees	69,372
Registration	47,973
Shareholder service (See Note 3)	25,871
Trustees	22,084
Miscellaneous	36,317

Total expenses before waiver/reimbursement	8,848,131
Expense waiver/reimbursement from Manager (See Note 3)	(309,248)

Net expenses	8,538,883

Net investment income (loss)	9,733,873

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(96,960,532)
Foreign currency transactions	(291,289)

Net realized gain (loss) on investments and foreign currency transactions	(97,251,821)

Net change in unrealized appreciation (depreciation) on:
Investments	10,262,089
Translation of other assets and liabilities in foreign currencies	306,646

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,568,735

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(86,683,086)

Net increase (decrease) in net assets resulting from operations	$(76,949,213)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,945,740.

46	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,733,873	$30,515,057
Net realized gain (loss) on investments and foreign currency transactions	(97,251,821)	69,112,462
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,568,735	(181,706,848)

Net increase (decrease) in net assets resulting from operations	(76,949,213)	(82,079,329)

Dividends to shareholders:
From net investment income:
Class A	(681,301)	(2,464,790)
Investor Class	(98,812)	(229,112)
Class C	(49,193)	(284,352)
Class I	(27,406,004)	(58,429,136)
Class R1	(27,096)	(67,920)
Class R2	(504,314)	(1,222,770)
Class R3	(89,062)	(236,891)

Total dividends to shareholders	(28,855,782)	(62,934,971)

Capital share transactions:
Net proceeds from sale of shares	265,248,477	563,755,038
Net asset value of shares issued to shareholders in reinvestment of dividends	28,110,818	61,578,552
Cost of shares redeemed	(399,654,031)	(693,497,195)

Increase (decrease) in net assets derived from capital share transactions	(106,294,736)	(68,163,605)

Net increase (decrease) in net assets	(212,099,731)	(213,177,905)

Net Assets
Beginning of period	1,917,197,484	2,130,375,389

End of period	$1,705,097,753	$1,917,197,484

Undistributed net investment income at end of period	$9,455,179	$28,577,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$32.22		$34.61	$35.20	$28.49	$27.48	$29.18

Net investment income (loss)	0.12	(a)	0.44 (a)	1.25 (a)	0.44 (a)	0.55 (a)	0.50
Net realized and unrealized gain (loss) on investments	(1.28)		(1.91)	(1.55)	6.81	0.49	(1.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.16)		(1.49)	(0.31)	7.23	1.02	(1.20)

Less dividends:
From net investment income	(0.39)		(0.90)	(0.28)	(0.52)	(0.01)	(0.50)

Net asset value at end of period	$30.67		$32.22	$34.61	$35.20	$28.49	$27.48

Total investment return (b)	(3.61	%)(c)	(4.29%)	(0.89%)	25.75%	3.76%	(4.31%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81	% ††	1.28%	3.49%	1.40%	2.00%	1.77%
Net expenses	1.24	% ††	1.22%	1.21%	1.27%	1.31%	1.29%
Portfolio turnover rate	22%		78%	56%	47%	74%	62%
Net assets at end of period (in 000’s)	$42,354		$56,710	$95,712	$379,556	$240,403	$159,275

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$32.19		$34.58	$35.16	$28.45	$27.46	$29.15

Net investment income (loss)	0.11	(a)	0.37 (a)	0.95 (a)	0.41 (a)	0.49 (a)	0.47
Net realized and unrealized gain (loss) on investments	(1.28)		(1.89)	(1.29)	6.79	0.52	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.17)		(1.54)	(0.35)	7.18	0.99	(1.25)

Less dividends:
From net investment income	(0.35)		(0.85)	(0.23)	(0.47)	—	(0.44)

Net asset value at end of period	$30.67		$32.19	$34.58	$35.16	$28.45	$27.46

Total investment return (b)	(3.66	%)(c)	(4.44%)	(1.00%)	25.60%	3.61%	(4.44%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72	% ††	1.10%	2.68%	1.30%	1.78%	1.58%
Net expenses	1.40	% ††	1.36%	1.35%	1.39%	1.45%	1.44%
Portfolio turnover rate	22%		78%	56%	47%	74%	62%
Net assets at end of period (in 000’s)	$8,481		$9,151	$9,326	$9,968	$8,849	$9,864

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

48	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$31.52		$33.84	$34.44	$27.87	$27.11		$28.87

Net investment income (loss)	(0.01	)(a)	0.12 (a)	0.68 (a)	0.17 (a)	0.28	(a)	0.27
Net realized and unrealized gain (loss) on investments	(1.26)		(1.84)	(1.27)	6.67	0.50		(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)		(0.03)

Total from investment operations	(1.27)		(1.74)	(0.60)	6.82	0.76		(1.45)

Less dividends:
From net investment income	(0.10)		(0.58)	(0.00)‡	(0.25)	—		(0.31)

Net asset value at end of period	$30.15		$31.52	$33.84	$34.44	$27.87		$27.11

Total investment return (b)	(4.04	%)(d)	(5.14%)	(1.74%)	24.67%	2.80	%(c)	(5.16%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	0.36%	1.95%	0.54%	1.05%		0.89%
Net expenses	2.15	% ††	2.11%	2.10%	2.14%	2.20%		2.19%
Portfolio turnover rate	22%		78%	56%	47%	74%		62%
Net assets at end of period (in 000’s)	$13,683		$15,995	$16,522	$17,386	$13,832		$15,931

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$32.30		$34.79	$35.37	$28.63	$27.56	$29.26

Net investment income (loss)	0.17	(a)	0.52 (a)	1.02 (a)	0.54 (a)	0.64 (a)	0.60
Net realized and unrealized gain (loss) on investments	(1.28)		(1.91)	(1.23)	6.84	0.51	(1.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.11)		(1.41)	(0.22)	7.36	1.13	(1.10)

Less dividends:
From net investment income	(0.49)		(1.08)	(0.36)	(0.62)	(0.06)	(0.60)

Net asset value at end of period	$30.70		$32.30	$34.79	$35.37	$28.63	$27.56

Total investment return (b)	(3.46	%)(c)	(4.03%)	(0.61%)	26.16%	4.12%	(3.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15	% ††	1.52%	2.85%	1.69%	2.30%	2.10%
Net expenses	0.95	% ††	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.99	% ††	0.97%	0.96%	1.02%	1.06%	1.04%
Portfolio turnover rate	22%		78%	56%	47%	74%	62%
Net assets at end of period (in 000’s)	$1,589,943		$1,777,369	$1,946,807	$1,374,470	$704,106	$685,355

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$32.23		$34.71	$35.29	$28.57	$27.52	$29.22

Net investment income (loss)	0.16	(a)	0.48 (a)	0.99 (a)	0.50 (a)	0.64 (a)	0.54
Net realized and unrealized gain (loss) on investments	(1.29)		(1.89)	(1.23)	6.83	0.48	(1.64)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.13)		(1.43)	(0.25)	7.31	1.10	(1.13)

Less dividends:
From net investment income	(0.46)		(1.05)	(0.33)	(0.59)	(0.05)	(0.57)

Net asset value at end of period	$30.64		$32.23	$34.71	$35.29	$28.57	$27.52

Total investment return (b)	(3.54	%)(c)	(4.11%)	(0.73%)	26.05%	4.05%	(4.09%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	% ††	1.42%	2.77%	1.55%	2.30%	1.61%
Net expenses	1.05	% ††	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.09	% ††	1.07%	1.06%	1.12%	1.16%	1.14%
Portfolio turnover rate	22%		78%	56%	47%	74%	62%
Net assets at end of period (in 000’s)	$1,735		$2,030	$2,270	$1,480	$590	$480

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$32.19		$34.57	$35.14	$28.45	$27.45	$29.14

Net investment income (loss)	0.12	(a)	0.40 (a)	0.97 (a)	0.42 (a)	0.51 (a)	0.47
Net realized and unrealized gain (loss) on investments	(1.29)		(1.89)	(1.29)	6.78	0.51	(1.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.17)		(1.51)	(0.33)	7.18	1.00	(1.23)

Less dividends:
From net investment income	(0.36)		(0.87)	(0.24)	(0.49)	—	(0.46)

Net asset value at end of period	$30.66		$32.19	$34.57	$35.14	$28.45	$27.45

Total investment return (b)	(3.64	%)(c)	(4.36%)	(0.96%)	25.62%	3.64%	(4.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79	% ††	1.16%	2.74%	1.32%	1.85%	1.63%
Net expenses	1.30	% ††	1.30%	1.30%	1.38%	1.41%	1.40%
Expenses (before waiver/reimbursement)	1.34	% ††	1.32%	1.31%	1.38%	1.41%	1.40%
Portfolio turnover rate	22%		78%	56%	47%	74%	62%
Net assets at end of period (in 000’s)	$39,043		$45,496	$49,209	$51,496	$42,435	$37,081

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

50	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$31.94		$34.29	$34.87	$28.24	$27.31	$29.01

Net investment income (loss)	0.08	(a)	0.31 (a)	0.88 (a)	0.34 (a)	0.44 (a)	0.40
Net realized and unrealized gain (loss) on investments	(1.29)		(1.87)	(1.29)	6.73	0.51	(1.68)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.21)		(1.58)	(0.42)	7.05	0.93	(1.31)

Less dividends:
From net investment income	(0.27)		(0.77)	(0.16)	(0.42)	—	(0.39)

Net asset value at end of period	$30.46		$31.94	$34.29	$34.87	$28.24	$27.31

Total investment return (b)	(3.79	%)(c)	(4.60%)	(1.24%)	25.30%	3.41%	(4.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	% ††	0.92%	2.49%	1.08%	1.60%	1.37%
Net expenses	1.59	% ††	1.57%	1.56%	1.62%	1.66%	1.65%
Portfolio turnover rate	22%		78%	56%	47%	74%	62%
Net assets at end of period (in 000’s)	$9,857		$10,445	$10,529	$11,978	$11,023	$10,577

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
December 31, 1994	MainStay ICAP Equity Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The ICAP Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each ICAP Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the

52	MainStay ICAP Funds

Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an ICAP Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of each ICAP Fund’s assets and liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the ICAP Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the ICAP Funds’ valuation procedures are designed to value a security at the price the ICAP Funds may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the ICAP Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the ICAP Funds that were fair valued in such a manner.

Certain securities held by the ICAP Funds may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also

53

Notes to Financial Statements (Unaudited) (continued)

fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the ICAP Funds were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

The MainStay ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The MainStay ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. The MainStay ICAP International Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

54	MainStay ICAP Funds

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds enter into repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The ICAP Funds’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds bear the risk of any loss on investment of the collateral. The ICAP Funds will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds. During the six-month period ended April 30, 2016, the ICAP Funds did not have any portfolio securities on loan.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely

55

Notes to Financial Statements (Unaudited) (continued)

to be greater in emerging markets than in developed markets. The ability of issuers of securities held by an ICAP Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the ICAP Funds. Institutional Capital LLC (‘‘ICAP’’ or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the six-month period ended April 30, 2016, the effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18%; and Class I, 0.90%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.00%; and Class R2, 1.25%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net

56	MainStay ICAP Funds

assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay ICAP Equity Fund	$3,714,565	$97
MainStay ICAP Select Equity Fund	11,731,398	1,515,663
MainStay ICAP International Fund	6,961,277	309,248

State Street provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by each ICAP Fund were as follows:

MainStay ICAP Equity Fund
Class R1	$3,001
Class R2	5,462
Class R3	1,356

MainStay ICAP Select Equity Fund
Class R1	$21,554
Class R2	8,457
Class R3	5,881

MainStay ICAP International Fund
Class R1	$869
Class R2	20,139
Class R3	4,863

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the ICAP Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay ICAP Equity Fund
Class A	$3,097
Investor Class	3,854

MainStay ICAP Select Equity Fund
Class A	$11,185
Investor Class	12,233

MainStay ICAP International Fund
Class A	$2,034
Investor Class	2,123

During the six-month period ended April 30, 2016, the ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay ICAP Equity Fund
Class A	4
Class C	113

MainStay ICAP Select Equity Fund
Class A	571
Investor Class	5
Class B	19,228
Class C	1,928

57

Notes to Financial Statements (Unaudited) (continued)

MainStay ICAP International Fund
Class A	946
Class C	2,511

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the ICAP Funds were as follows:

MainStay ICAP Equity Fund
Class A	$13,449
Investor Class	18,804
Class C	16,170
Class I	256,118
Class R1	1,826
Class R2	3,310
Class R3	826

MainStay ICAP Select Equity Fund
Class A	$385,407
Investor Class	253,866
Class B	53,253
Class C	118,056
Class I	2,000,134
Class R1	40,562
Class R2	15,963
Class R3	11,112

MainStay ICAP International Fund
Class A	$32,820
Investor Class	12,296
Class C	20,757
Class I	1,125,762
Class R1	1,208
Class R2	28,002
Class R3	6,768

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$84,385,910	10.6%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Select Equity Fund

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $14,900,958 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$14,433 468	$	— —
Total	$14,901		$—

MainStay ICAP International Fund

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $41,596,167 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$41,596	$—

58	MainStay ICAP Funds

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$21,071,149	$90,307,364	$111,378,513
MainStay ICAP Select Equity Fund	112,597,638	550,872,329	663,469,967
MainStay ICAP International Fund	62,934,971	—	62,934,971

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to each ICAP Fund based on the ICAP Fund’s net assets and/or the market value of securities held by each ICAP Fund and the number of certain cash transactions incurred by each ICAP Fund.

Note 6–Line of Credit

The ICAP Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the ICAP Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the MainStay ICAP Equity Fund or MainStay ICAP International Fund under the Credit Agreement. During the six-month period ended April 30, 2016, MainStay ICAP Select Equity Fund utilized the line of credit for 29 days, maintained an average daily balance of $71,110,345 at a weighted average interest rate of 1.23% and incurred interest expense in the amount of $70,455. As of April 30, 2016, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$337,006	$423,983
MainStay ICAP Select Equity Fund	1,222,953	2,456,842
MainStay ICAP International Fund	372,964	465,305

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	159,995	$6,695,834
Shares issued to shareholders in reinvestment of dividends and distributions	181,669	7,788,149
Shares redeemed	(189,789)	(7,858,747)

Net increase (decrease) in shares outstanding before conversion	151,875	6,625,236
Shares converted into Class A (See Note 1)	6,292	259,812
Shares converted from Class A (See Note 1)	(1,888)	(76,913)

Net increase (decrease)	156,279	$6,808,135

Year ended October 31, 2015:
Shares sold	154,864	$8,032,637
Shares issued to shareholders in reinvestment of dividends and distributions	92,624	4,562,543
Shares redeemed	(236,136)	(12,126,498)

Net increase (decrease) in shares outstanding before conversion	11,352	468,682
Shares converted into Class A (See Note 1)	16,605	883,666
Shares converted from Class A (See Note 1)	(19,112)	(918,541)

Net increase (decrease)	8,845	$433,807

59

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	20,933	$859,857
Shares issued to shareholders in reinvestment of dividends and distributions	54,796	2,345,708
Shares redeemed	(23,225)	(977,457)

Net increase (decrease) in shares outstanding before conversion	52,504	2,228,108
Shares converted into Investor Class (See Note 1)	1,893	76,913
Shares converted from Investor Class (See Note 1)	(6,305)	(259,812)

Net increase (decrease)	48,092	$2,045,209

Year ended October 31, 2015:
Shares sold	36,748	$1,903,612
Shares issued to shareholders in reinvestment of dividends and distributions	27,608	1,357,850
Shares redeemed	(52,986)	(2,686,727)

Net increase (decrease) in shares outstanding before conversion	11,370	574,735
Shares converted into Investor Class (See Note 1)	19,152	918,541
Shares converted from Investor Class (See Note 1)	(16,638)	(883,666)

Net increase (decrease)	13,884	$609,610

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	31,846	$1,305,672
Shares issued to shareholders in reinvestment of dividends and distributions	37,460	1,580,789
Shares redeemed	(59,613)	(2,431,798)

Net increase (decrease)	9,693	$454,663

Year ended October 31, 2015:
Shares sold	73,779	$3,807,591
Shares issued to shareholders in reinvestment of dividends and distributions	20,249	983,489
Shares redeemed	(95,418)	(4,865,632)

Net increase (decrease)	(1,390)	$(74,552)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,112,473	$88,867,289
Shares issued to shareholders in reinvestment of dividends and distributions	3,459,250	148,552,272
Shares redeemed	(3,834,541)	(160,490,662)

Net increase (decrease)	1,737,182	$76,928,899

Year ended October 31, 2015 (a):
Shares sold	2,635,902	$135,414,573
Shares issued to shareholders in reinvestment of dividends and distributions	2,001,329	98,755,547
Shares redeemed	(6,974,546)	(364,116,594)

Net increase (decrease)	(2,337,315)	$(129,946,474)

(a) Includes the redemption of 947,509 shares through an in-kind transfer of securities in the amount of $19,718,366. (See Note 9)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	8,903	$361,314
Shares issued to shareholders in reinvestment of dividends and distributions	25,054	1,076,794
Shares redeemed	(47,824)	(2,311,952)

Net increase (decrease)	(13,867)	$(873,844)

Year ended October 31, 2015:
Shares sold	33,408	$1,725,589
Shares issued to shareholders in reinvestment of dividends and distributions	18,051	891,496
Shares redeemed	(84,800)	(4,464,258)

Net increase (decrease)	(33,341)	$(1,847,173)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	36,989	$1,537,738
Shares issued to shareholders in reinvestment of dividends and distributions	49,550	2,125,758
Shares redeemed	(225,903)	(9,233,850)

Net increase (decrease)	(139,364)	$(5,570,354)

Year ended October 31, 2015:
Shares sold	71,650	$3,681,906
Shares issued to shareholders in reinvestment of dividends and distributions	27,974	1,377,793
Shares redeemed	(127,186)	(6,543,365)

Net increase (decrease)	(27,562)	$(1,483,666)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,575	$188,145
Shares issued to shareholders in reinvestment of dividends and distributions	11,424	488,871
Shares redeemed	(7,528)	(315,178)

Net increase (decrease)	8,471	$361,838

Year ended October 31, 2015:
Shares sold	18,611	$942,232
Shares issued to shareholders in reinvestment of dividends and distributions	6,133	301,384
Shares redeemed	(28,239)	(1,473,855)

Net increase (decrease)	(3,495)	$(230,239)

60	MainStay ICAP Funds

MainStay ICAP Select Equity Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	845,389	$30,408,453
Shares issued to shareholders in reinvestment of dividends and distributions	2,362,556	86,898,412
Shares redeemed	(4,449,316)	(152,220,403)

Net increase (decrease) in shares outstanding before conversion	(1,241,371)	(34,913,538)
Shares converted into Class A (See Note 1)	85,175	2,652,135
Shares converted from Class A (See Note 1)	(52,108)	(1,779,502)

Net increase (decrease)	(1,208,304)	$(34,040,905)

Year ended October 31, 2015:
Shares sold	2,058,910	$96,109,479
Shares issued to shareholders in reinvestment of dividends and distributions	2,161,330	95,288,730
Shares redeemed	(9,066,550)	(424,424,788)

Net increase (decrease) in shares outstanding before conversion	(4,846,310)	(233,026,579)
Shares converted into Class A (See Note 1)	256,581	12,059,521
Shares converted from Class A (See Note 1)	(198,517)	(8,382,160)

Net increase (decrease)	(4,788,246)	$(229,349,218)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	71,109	$2,522,625
Shares issued to shareholders in reinvestment of dividends and distributions	885,424	32,566,002
Shares redeemed	(270,511)	(9,626,584)

Net increase (decrease) in shares outstanding before conversion	686,022	25,462,043
Shares converted into Investor Class (See Note 1)	111,643	3,839,335
Shares converted from Investor Class (See Note 1)	(60,276)	(2,117,731)

Net increase (decrease)	737,389	$27,183,647

Year ended October 31, 2015:
Shares sold	146,253	$6,766,653
Shares issued to shareholders in reinvestment of dividends and distributions	588,282	25,937,482
Shares redeemed	(497,394)	(23,047,422)

Net increase (decrease) in shares outstanding before conversion	237,141	9,656,713
Shares converted into Investor Class (See Note 1)	299,967	13,149,744
Shares converted from Investor Class (See Note 1)	(228,691)	(10,775,649)

Net increase (decrease)	308,417	$12,030,808

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	54,661	$1,924,046
Shares issued to shareholders in reinvestment of dividends and distributions	190,283	6,914,010
Shares redeemed	(88,209)	(3,081,784)

Net increase (decrease) in shares outstanding before conversion	156,735	5,756,272
Shares converted from Class B (See Note 1)	(75,874)	(2,594,237)

Net increase (decrease)	80,861	$3,162,035

Year ended October 31, 2015:
Shares sold	89,490	$4,098,631
Shares issued to shareholders in reinvestment of dividends and distributions	136,762	5,973,751
Shares redeemed	(141,797)	(6,493,092)

Net increase (decrease) in shares outstanding before conversion	84,455	3,579,290
Shares converted from Class B (See Note 1)	(130,680)	(6,051,456)

Net increase (decrease)	(46,225)	$(2,472,166)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	166,100	$5,987,584
Shares issued to shareholders in reinvestment of dividends and distributions	313,072	11,372,495
Shares redeemed	(499,517)	(17,462,057)

Net increase (decrease)	(20,345)	$(101,978)

Year ended October 31, 2015:
Shares sold	211,231	$9,570,901
Shares issued to shareholders in reinvestment of dividends and distributions	231,124	10,093,192
Shares redeemed	(521,582)	(23,894,771)

Net increase (decrease)	(79,227)	$(4,230,678)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,804,694	$209,613,697
Shares issued to shareholders in reinvestment of dividends and distributions	12,799,069	471,478,754
Shares redeemed	(37,196,697)	(1,354,340,861)

Net increase (decrease)	(18,592,934)	$(673,248,410)

Year ended October 31, 2015:
Shares sold	10,715,728	$495,638,308
Shares issued to shareholders in reinvestment of dividends and distributions	10,545,380	465,695,479
Shares redeemed	(23,733,792)	(1,108,352,923)

Net increase (decrease)	(2,472,684)	$(147,019,136)

61

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	87,305	$3,144,044
Shares issued to shareholders in reinvestment of dividends and distributions	246,180	9,074,333
Shares redeemed	(212,486)	(7,549,905)

Net increase (decrease)	120,999	$4,668,472

Year ended October 31, 2015:
Shares sold	185,625	$8,631,495
Shares issued to shareholders in reinvestment of dividends and distributions	163,523	7,225,827
Shares redeemed	(286,567)	(13,679,374)

Net increase (decrease)	62,581	$2,177,948

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	33,017	$1,153,426
Shares issued to shareholders in reinvestment of dividends and distributions	84,636	3,112,612
Shares redeemed	(43,007)	(1,497,482)

Net increase (decrease)	74,646	$2,768,556

Year ended October 31, 2015:
Shares sold	37,334	$1,724,286
Shares issued to shareholders in reinvestment of dividends and distributions	76,562	3,376,198
Shares redeemed	(243,678)	(11,165,357)

Net increase (decrease)	(129,782)	$(6,064,873)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	33,216	$1,246,732
Shares issued to shareholders in reinvestment of dividends and distributions	64,470	2,369,216
Shares redeemed	(287,595)	(10,093,612)

Net increase (decrease)	(189,909)	$(6,477,664)

Year ended October 31, 2015:
Shares sold	61,928	$2,871,461
Shares issued to shareholders in reinvestment of dividends and distributions	36,212	1,594,225
Shares redeemed	(63,581)	(2,997,153)

Net increase (decrease)	34,559	$1,468,533

Class R6	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	141,833	$4,983,379
Shares issued to shareholders in reinvestment of dividends and distributions	157,415	5,795,095
Shares redeemed	(547,259)	(23,471,080)

Net increase (decrease)	(248,011)	$(12,692,606)

Year ended October 31, 2015:
Shares sold	1,144,114	$53,045,032
Shares issued to shareholders in reinvestment of dividends and distributions	321,294	14,189,000
Shares redeemed	(2,191,841)	(93,358,979)

Net increase (decrease)	(726,433)	$(26,124,947)

MainStay ICAP International Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	129,926	$3,848,499
Shares issued to shareholders in reinvestment of dividends and distributions	20,195	631,097
Shares redeemed	(532,201)	(15,618,853)

Net increase (decrease) in shares outstanding before conversion	(382,080)	(11,139,257)
Shares converted into Class A (See Note 1)	5,704	171,106
Shares converted from Class A (See Note 1)	(2,801)	(81,748)

Net increase (decrease)	(379,177)	$(11,049,899)

Year ended October 31, 2015:
Shares sold	537,642	$18,341,233
Shares issued to shareholders in reinvestment of dividends and distributions	71,373	2,294,653
Shares redeemed	(1,596,651)	(55,859,150)

Net increase (decrease) in shares outstanding before conversion	(987,636)	(35,223,264)
Shares converted into Class A (See Note 1)	13,568	480,722
Shares converted from Class A (See Note 1)	(31,283)	(957,998)

Net increase (decrease)	(1,005,351)	$(35,700,540)

62	MainStay ICAP Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	14,786	$437,446
Shares issued to shareholders in reinvestment of dividends and distributions	3,149	98,433
Shares redeemed	(22,731)	(675,575)

Net increase (decrease) in shares outstanding before conversion	(4,796)	(139,696)
Shares converted into Investor Class (See Note 1)	2,801	81,748
Shares converted from Investor Class (See Note 1)	(5,702)	(171,106)

Net increase (decrease)	(7,697)	$(229,054)

Year ended October 31, 2015:
Shares sold	32,072	$1,093,611
Shares issued to shareholders in reinvestment of dividends and distributions	7,096	228,273
Shares redeemed	(42,377)	(1,434,626)

Net increase (decrease) in shares outstanding before conversion	(3,209)	(112,742)
Shares converted into Investor Class (See Note 1)	31,303	957,998
Shares converted from Investor Class (See Note 1)	(13,572)	(480,722)

Net increase (decrease)	14,522	$364,534

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	13,899	$402,434
Shares issued to shareholders in reinvestment of dividends and distributions	1,458	44,933
Shares redeemed	(68,967)	(2,010,893)

Net increase (decrease)	(53,610)	$(1,563,526)

Year ended October 31, 2015:
Shares sold	76,722	$2,603,149
Shares issued to shareholders in reinvestment of dividends and distributions	8,222	260,638
Shares redeemed	(65,772)	(2,170,123)

Net increase (decrease)	19,172	$693,664

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	8,480,088	$253,024,951
Shares issued to shareholders in reinvestment of dividends and distributions	859,187	26,832,416
Shares redeemed	(12,570,484)	(368,802,116)

Net increase (decrease)	(3,231,209)	$(88,944,749)

Year ended October 31, 2015:
Shares sold	15,336,630	$521,366,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,786,894	57,466,501
Shares redeemed	(18,054,554)	(612,572,189)

Net increase (decrease)	(931,030)	$(33,739,129)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,934	$182,414
Shares issued to shareholders in reinvestment of dividends and distributions	840	26,203
Shares redeemed	(13,159)	(401,486)

Net increase (decrease)	(6,385)	$(192,869)

Year ended October 31, 2015:
Shares sold	10,955	$384,798
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	60,494
Shares redeemed	(15,231)	(498,858)

Net increase (decrease)	(2,392)	$(53,566)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	192,194	$5,680,458
Shares issued to shareholders in reinvestment of dividends and distributions	12,956	404,767
Shares redeemed	(345,166)	(10,286,488)

Net increase (decrease)	(140,016)	$(4,201,263)

Year ended October 31, 2015:
Shares sold	444,455	$15,117,660
Shares issued to shareholders in reinvestment of dividends and distributions	33,230	1,068,009
Shares redeemed	(487,752)	(16,539,804)

Net increase (decrease)	(10,067)	$(354,135)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	56,589	$1,672,275
Shares issued to shareholders in reinvestment of dividends and distributions	2,348	72,969
Shares redeemed	(62,405)	(1,858,620)

Net increase (decrease)	(3,468)	$(113,376)

Year ended October 31, 2015:
Shares sold	143,746	$4,848,028
Shares issued to shareholders in reinvestment of dividends and distributions	6,255	199,984
Shares redeemed	(129,987)	(4,422,445)

Net increase (decrease)	20,014	$625,567

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2015, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
11/21/14	947,509	$19,718,366	$536,159

63

Notes to Financial Statements (Unaudited) (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

64	MainStay ICAP Funds

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay ICAP Equity Fund, MainStay ICAP International Fund, and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and ICAP (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds and the rationale for any differences in the ICAP Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the ICAP Funds (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the ICAP Funds’ distribution arrangements. In addition, the Board received information regarding the ICAP Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the ICAP Funds. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of ICAP Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and ICAP from their relationships with the ICAP Funds; (iv) the extent to which economies of scale have been realized or may be realized if the ICAP Funds grow and the extent to which economies of scale have benefited or may benefit ICAP Fund shareholders; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and ICAP. The Board also considered the reasonableness of the ICAP Fund’s management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the ICAP Funds under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the ICAP Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department,

65

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

including oversight and implementation of the ICAP Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the ICAP Funds and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the ICAP Funds’ investments and those of other accounts managed by ICAP. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. The Board particularly considered detailed investment reports on the ICAP Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance and the ICAP Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance as well as discussions between the ICAP Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance and the results of those actions. The Board observed that each of ICAP International Fund and ICAP Select Equity Fund had recently underperformed relative to peers but noted favorably that ICAP had worked with an independent consultant to improve the investment performance of the Funds subadvised by ICAP. The Board noted in particular that ICAP International Fund’s investment performance continued to improve relative to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and ICAP and profits realized by New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Funds. The Board also recognized that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund

66	MainStay ICAP Funds

profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the ICAP Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the ICAP Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the ICAP Funds on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board considered whether the ICAP Funds’ expense structures permit economies of scale to be shared with ICAP Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the ICAP Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees paid by the ICAP Funds to New York Life Investments, because the fees paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the ICAP Funds’ net management fees and expenses.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as

67

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the ICAP Funds.

The Board considered that, because the ICAP Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of ICAP Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

68	MainStay ICAP Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

69

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694711 MS164-16	MSIC10-06/16 (NYLIM) NL0E1

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.16 –4.93%	–12.14 –7.02%	6.56 7.77%	4.20 4.79%	1.13 1.13%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.28 –5.06	–12.45 –7.36	6.15 7.36	3.86 4.45	1.45 1.45
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–9.50 –5.38	–12.01 –7.99	6.30 6.56	3.66 3.66	2.20 2.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.24 –5.41	–8.79 –7.99	6.55 6.55	3.66 3.66	2.20 2.20
Class I Shares	No Sales Charge		–4.79	–6.78	8.04	5.13	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[4]	0.06%	–0.18%	10.50%	6.85%
Average Lipper Multi-Cap Core Fund[5]	–1.31	–3.51	8.53	5.69

4.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$950.70	$5.53	$1,019.20	$5.72

Investor Class Shares	$1,000.00	$949.40	$7.12	$1,017.60	$7.37

Class B Shares	$1,000.00	$946.20	$10.74	$1,013.80	$11.12

Class C Shares	$1,000.00	$945.90	$10.74	$1,013.80	$11.12

Class I Shares	$1,000.00	$952.10	$4.32	$1,020.40	$4.47

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.47% for Investor Class, 2.22% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Specialty Retail	7.1%
Health Care Providers & Services	6.8
Software	6.3
Aerospace & Defense	6.1
Insurance	6.0
IT Services	5.9
Technology Hardware, Storage & Peripherals	5.0
Biotechnology	4.5
Oil, Gas & Consumable Fuels	4.0
Media	3.9
Capital Markets	3.6
Diversified Financial Services	3.2
Chemicals	3.0
Banks	2.7
Industrial Conglomerates	2.7
Internet Software & Services	2.7
Beverages	2.5
Pharmaceuticals	2.3
Machinery	2.0

Communications Equipment	1.6%
Household Products	1.6
Consumer Finance	1.5
Health Care Equipment & Supplies	1.5
Auto Components	1.4
Multi-Utilities	1.4
Semiconductors & Semiconductor Equipment	1.4
Distributors	1.3
Food Products	1.3
Electric Utilities	1.2
Diversified Telecommunication Services	1.0
Electronic Equipment, Instruments & Components	1.0
Construction & Engineering	0.9
Hotels, Restaurants & Leisure	0.9
Short-Term Investment	1.7
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	UnitedHealth Group, Inc.

4.	Visa, Inc. Class A

5.	Boeing Co. (The)

6.	General Electric Co.

7.	Alphabet, Inc. Class C

8.	Oracle Corp.

9.	McKesson Corp.

10.	American International Group, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned –4.93% for Class A shares, –5.06% for Investor Class shares, –5.38% for Class B shares and –5.41% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –4.79%. For the six months ended April 30, 2016, all share classes underperformed the 0.06% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –1.31% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Security selection in the financials, health care and information technology sectors detracted from the Fund’s relative performance. This was partially offset by positive security selection in the consumer discretionary sector. In addition, the Fund’s underweight positions relative to the Russell 3000® Index in sectors such as consumer staples, telecommunication services and utilities that were more defensively oriented and provided high dividend yields also detracted from results, as these sectors performed well on a relative basis during the reporting period.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The consumer discretionary sector provided the largest positive contribution to the Fund’s performance relative to the Russell 3000® Index, primarily because of security selection and overall positioning. (Contributions take weightings and total returns into account.) Any positive effect, however, was more than offset by security selection and the Fund’s allocations in the financials, health care and industrials sectors. The Fund held underweight positions in sectors that were more defensively oriented, such as consumer staples, telecommunication services and utilities. These underweight positions also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance were health care services provider UnitedHealth Group, semiconductor company Applied Materials and auto components company Visteon. The stocks that detracted the most from the Fund’s absolute performance included technology hardware, storage & peripherals company Apple; pharmaceutical company Allergan PLC; and hard disk drive maker Seagate Technology.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated several new positions during the reporting period. Among these were auto components company Advanced Auto Parts, media provider Comcast, specialty retailer Dicks Sporting Goods, mortgage lender Fidelity National Financial, household products company Kimberly-Clark and electric utility PPL Corporation.

During the reporting period, the Fund also eliminated several positions. Among them were machinery company AGCO Corporation, banking company CIT Group, auto components company Dana Holding Corp., multiline retailer Kohl’s, capital markets company Northern Trust and containers & packaging company WestRock.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its allocations to the consumer discretionary, consumer staples, health care and utilities sectors during the reporting period. This factor was offset by corresponding declines in the financials, industrials and consumer staples sectors, among others. During the reporting period, the most significant weighting reductions were in the financials, industrials and materials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the Russell 3000® Index in the consumer discretionary, health care, industrials and information technology sectors. As of the same date, the Fund held underweight positions relative to the benchmark in the consumer staples, energy, financials, materials, telecommunication services and utilities sectors.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value

Common Stocks 98.3%†
Aerospace & Defense 6.1%
♦Boeing Co. (The)	144,140	$19,430,072
Hexcel Corp.	236,160	10,690,963
Rockwell Collins, Inc.	146,930	12,957,757

		43,078,792

Auto Components 1.4%
Visteon Corp.	127,700	10,173,859

Banks 2.7%
Citizens Financial Group, Inc.	425,040	9,712,164
U.S. Bancorp	219,875	9,386,464

		19,098,628

Beverages 2.5%
PepsiCo., Inc.	169,475	17,449,146

Biotechnology 4.5%
AbbVie, Inc.	255,420	15,580,620
Gilead Sciences, Inc.	181,389	16,000,324

		31,580,944

Capital Markets 3.6%
Ameriprise Financial, Inc.	135,240	12,969,516
BlackRock, Inc.	35,375	12,605,174

		25,574,690

Chemicals 3.0%
E.I. du Pont de Nemours & Co.	174,670	11,512,499
Ecolab, Inc.	81,712	9,395,246

		20,907,745

Communications Equipment 1.6%
F5 Networks, Inc. (a)	109,725	11,493,694

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc. (a)	134,600	6,000,468

Consumer Finance 1.5%
Synchrony Financial (a)	356,955	10,912,114

Distributors 1.3%
Genuine Parts Co.	98,295	9,433,371

Diversified Financial Services 3.2%
CME Group, Inc.	160,550	14,756,150
Voya Financial, Inc.	246,355	7,999,147

		22,755,297

	Shares	Value

Diversified Telecommunication Services 1.0%
CenturyLink, Inc.	222,085	$6,873,531

Electric Utilities 1.2%
PPL Corp.	219,732	8,270,712

Electronic Equipment, Instruments & Components 1.0%
Universal Display Corp. (a)	118,775	6,925,770

Food Products 1.3%
J.M. Smucker Co. (The)	74,985	9,521,595

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	264,650	10,294,885

Health Care Providers & Services 6.8%
Air Methods Corp. (a)	193,607	7,159,587
♦McKesson Corp.	112,998	18,963,324
♦UnitedHealth Group, Inc.	166,060	21,866,781

		47,989,692

Hotels, Restaurants & Leisure 0.9%
Brinker International, Inc.	133,830	6,199,006

Household Products 1.6%
Kimberly-Clark Corp.	89,846	11,247,821

Industrial Conglomerates 2.7%
♦General Electric Co.	631,340	19,413,705

Insurance 6.0%
♦American International Group, Inc.	324,735	18,126,708
Chubb, Ltd.	60,090	7,082,207
FNF Group	231,130	7,373,047
Marsh & McLennan Cos., Inc.	161,660	10,208,829

		42,790,791

Internet Software & Services 2.7%
♦Alphabet, Inc. Class C (a)	27,891	19,328,742

IT Services 5.9%
Fidelity National Information Services, Inc.	204,400	13,449,520
First Data Corp. Class A (a)	771,085	8,782,658
♦Visa, Inc. Class A	256,345	19,800,088

		42,032,266

Machinery 2.0%
Ingersoll-Rand PLC	219,590	14,391,929

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Media 3.9%
Comcast Corp. Class A	204,685	$12,436,661
Time Warner, Inc.	204,535	15,368,760

		27,805,421

Multi-Utilities 1.4%
Vectren Corp.	197,521	9,648,901

Oil, Gas & Consumable Fuels 4.0%
Anadarko Petroleum Corp.	172,910	9,122,732
Devon Energy Corp.	126,625	4,391,355
Occidental Petroleum Corp.	193,607	14,839,976

		28,354,063

Pharmaceuticals 2.3%
Allergan PLC (a)	75,500	16,350,280

Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc.	495,935	10,151,789

Software 6.3%
♦Microsoft Corp.	517,365	25,800,992
♦Oracle Corp.	475,910	18,969,773

		44,770,765

Specialty Retail 7.1%
Advance Auto Parts, Inc.	83,246	12,994,701
Dick’s Sporting Goods, Inc.	192,515	8,921,145
Home Depot, Inc. (The)	94,863	12,701,207
TJX Cos., Inc. (The)	204,570	15,510,497

		50,127,550

Technology Hardware, Storage & Peripherals 5.0%
♦Apple, Inc.	282,346	26,467,114
Seagate Technology PLC	422,620	9,200,437

		35,667,551

Total Common Stocks (Cost $629,391,728)		696,615,513

	Principal Amount	Value

Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $11,902,865 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.01% and a maturity date of 6/8/21, with a Principal Amount of $12,025,000 and a Market Value of $12,141,643)	$11,902,835	$11,902,835

Total Short-Term Investment (Cost $11,902,835)		11,902,835

Total Investments (Cost $641,294,563) (b)	100.0%	708,518,348
Other Assets, Less Liabilities	(0.0)‡	(240,704)
Net Assets	100.0%	$708,277,644

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $641,731,382 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$106,732,053
Gross unrealized depreciation	(39,945,087)

Net unrealized appreciation	$66,786,966

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$696,615,513	$—	$—	$696,615,513
Short-Term Investment
Repurchase Agreement	—	11,902,835	—	11,902,835

Total Investments in Securities	$696,615,513	$11,902,835	$—	$708,518,348

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $641,294,563)	$708,518,348
Receivables:
Investment securities sold	613,765
Fund shares sold	401,582
Dividends and interest	267,482
Other assets	46,599

Total assets	709,847,776

Liabilities
Payables:
Investment securities purchased	769,300
Manager (See Note 3)	499,262
Fund shares redeemed	210,357
Professional fees	29,130
Transfer agent (See Note 3)	25,397
NYLIFE Distributors (See Note 3)	13,820
Shareholder communication	13,161
Custodian	3,659
Trustees	258
Accrued expenses	5,788

Total liabilities	1,570,132

Net assets	$708,277,644

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,175
Additional paid-in capital	620,229,800

620,258,975
Undistributed net investment income	7,927,796
Accumulated net realized gain (loss) on investments	12,867,088
Net unrealized appreciation (depreciation) on investments	67,223,785

Net assets	$708,277,644

Class A
Net assets applicable to outstanding shares	$21,803,906

Shares of beneficial interest outstanding	979,740

Net asset value per share outstanding	$22.25
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price per share outstanding	$23.55

Investor Class
Net assets applicable to outstanding shares	$11,962,740

Shares of beneficial interest outstanding	546,211

Net asset value per share outstanding	$21.90
Maximum sales charge (5.50% of offering price)	1.27

Maximum offering price per share outstanding	$23.17

Class B
Net assets applicable to outstanding shares	$4,040,683

Shares of beneficial interest outstanding	207,816

Net asset value and offering price per share outstanding	$19.44

Class C
Net assets applicable to outstanding shares	$4,030,832

Shares of beneficial interest outstanding	207,159

Net asset value and offering price per share outstanding	$19.46

Class I
Net assets applicable to outstanding shares	$666,439,483

Shares of beneficial interest outstanding	27,233,601

Net asset value and offering price per share outstanding	$24.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$12,414,947
Interest	2,224

Total income	12,417,171

Expenses
Manager (See Note 3)	2,875,624
Transfer agent (See Note 3)	89,945
Distribution/Service—Class A (See Note 3)	27,492
Distribution/Service—Investor Class (See Note 3)	14,997
Distribution/Service—Class B (See Note 3)	21,265
Distribution/Service—Class C (See Note 3)	21,398
Professional fees	37,825
Registration	34,164
Shareholder communication	12,866
Trustees	7,686
Custodian	6,703
Miscellaneous	14,718

Total expenses	3,164,683

Net investment income (loss)	9,252,488

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	13,304,142
Net change in unrealized appreciation (depreciation) on investments	(56,940,142)

Net realized and unrealized gain (loss) on investments	(43,636,000)

Net increase (decrease) in net assets resulting from operations	$(34,383,512)

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,252,488	$7,103,969
Net realized gain (loss) on investments	13,304,142	75,765,480
Net change in unrealized appreciation (depreciation) on investments	(56,940,142)	(50,281,095)

Net increase (decrease) in net assets resulting from operations	(34,383,512)	32,588,354

Dividends and distributions to shareholders:
From net investment income:
Class A	(212,650)	(154,778)
Investor Class	(78,808)	(51,396)
Class I	(6,515,565)	(6,341,256)

	(6,807,023)	(6,547,430)

From net realized gain on investments:
Class A	(2,639,433)	(1,883,416)
Investor Class	(1,440,696)	(1,092,819)
Class B	(593,050)	(514,546)
Class C	(601,232)	(456,297)
Class I	(63,644,420)	(58,693,668)

	(68,918,831)	(62,640,746)

Total dividends and distributions to shareholders	(75,725,854)	(69,188,176)

Capital share transactions:
Net proceeds from sale of shares	131,173,396	94,356,055
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	75,356,811	68,821,305
Cost of shares redeemed	(84,008,437)	(191,815,128)

Increase (decrease) in net assets derived from capital share transactions	122,521,770	(28,637,768)

Net increase (decrease) in net assets	12,412,404	(65,237,590)

Net Assets
Beginning of period	695,865,240	761,102,830

End of period	$708,277,644	$695,865,240

Undistributed net investment income at end of period	$7,927,796	$5,482,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$26.66		$28.35	$26.48	$23.20	$21.92		$20.93

Net investment income (loss) (a)	0.28		0.20	0.18	0.18	0.16		0.07
Net realized and unrealized gain (loss) on investments	(1.48)		0.87	3.64	5.90	2.10		0.97

Total from investment operations	(1.20)		1.07	3.82	6.08	2.26		1.04

Less dividends and distributions:
From net investment income	(0.24)		(0.21)	(0.17)	(0.21)	(0.09)		(0.05)
From net realized gain on investments	(2.97)		(2.55)	(1.78)	(2.59)	(0.89)		—

Total dividends and distributions	(3.21)		(2.76)	(1.95)	(2.80)	(0.98)		(0.05)

Net asset value at end of period	$22.25		$26.66	$28.35	$26.48	$23.20		$21.92

Total investment return (b)	(4.93	%)(c)	4.00%	15.28%	29.79%	10.71%		4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43	% ††	0.76%	0.69%	0.76%	0.70%		0.30%
Net expenses	1.14	% ††	1.13%	1.13%	1.15%	1.14	%(d)	1.15%
Portfolio turnover rate	26%		30%	31%	37%	31%		42%
Net assets at end of period (in 000’s)	$21,804		$23,644	$20,942	$16,608	$12,451		$10,466

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$26.24		$27.95	$26.12	$22.92	$21.68		$20.74

Net investment income (loss) (a)	0.24		0.12	0.09	0.08	0.06		(0.03)
Net realized and unrealized gain (loss) on investments	(1.45)		0.84	3.59	5.82	2.07		0.97

Total from investment operations	(1.21)		0.96	3.68	5.90	2.13		0.94

Less dividends and distributions:
From net investment income	(0.16)		(0.12)	(0.07)	(0.11)	—		—
From net realized gain on investments	(2.97)		(2.55)	(1.78)	(2.59)	(0.89)		—

Total dividends and distributions	(3.13)		(2.67)	(1.85)	(2.70)	(0.89)		—

Net asset value at end of period	$21.90		$26.24	$27.95	$26.12	$22.92		$21.68

Total investment return (b)	(5.06	%)(c)	3.62%	14.90%	29.23%	10.14%		4.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11	% ††	0.44%	0.34%	0.34%	0.27%		(0.12%)
Net expenses	1.47	% ††	1.45%	1.49%	1.57%	1.58	%(d)	1.58%
Portfolio turnover rate	26%		30%	31%	37%	31%		42%
Net assets at end of period (in 000’s)	$11,963		$12,884	$12,040	$10,603	$8,064		$7,659

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$23.56		$25.42	$24.02	$21.31	$20.37		$19.63

Net investment income (loss) (a)	0.14		(0.07)	(0.09)	(0.08)	(0.10)		(0.18)
Net realized and unrealized gain (loss) on investments	(1.29)		0.76	3.27	5.38	1.93		0.92

Total from investment operations	(1.15)		0.69	3.18	5.30	1.83		0.74

Less distributions:
From net realized gain on investments	(2.97)		(2.55)	(1.78)	(2.59)	(0.89)		—

Net asset value at end of period	$19.44		$23.56	$25.42	$24.02	$21.31		$20.37

Total investment return (b)	(5.38	%)(c)	2.85%	14.07%	28.25%	9.34%		3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39	% ††	(0.30%)	(0.38%)	(0.37%)	(0.46%)		(0.86%)
Net expenses	2.22	% ††	2.20%	2.24%	2.32%	2.33	% (d)	2.33%
Portfolio turnover rate	26%		30%	31%	37%	31%		42%
Net assets at end of period (in 000’s)	$4,041		$4,777	$5,140	$5,415	$5,137		$5,978

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$23.59		$25.44	$24.04	$21.33	$20.39		$19.65

Net investment income (loss) (a)	0.14		(0.08)	(0.10)	(0.09)	(0.09)		(0.18)
Net realized and unrealized gain (loss) on investments	(1.30)		0.78	3.28	5.39	1.92		0.92

Total from investment operations	(1.16)		0.70	3.18	5.30	1.83		0.74

Less distributions:
From net realized gain on investments	(2.97)		(2.55)	(1.78)	(2.59)	(0.89)		—

Net asset value at end of period	$19.46		$23.59	$25.44	$24.04	$21.33		$20.39

Total investment return (b)	(5.41	%)(c)	2.88%	14.01%	28.27%	9.33%		3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35	% ††	(0.32%)	(0.41%)	(0.41%)	(0.45%)		(0.86%)
Net expenses	2.22	% ††	2.20%	2.24%	2.32%	2.33	% (d)	2.33%
Portfolio turnover rate	26%		30%	31%	37%	31%		42%
Net assets at end of period (in 000’s)	$4,031		$5,001	$4,347	$3,314	$2,409		$3,498

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$29.02		$30.62	$28.43	$24.71	$23.29		$22.24

Net investment income (loss) (a)	0.34		0.30	0.27	0.25	0.23		0.13
Net realized and unrealized gain (loss) on investments	(1.62)		0.93	3.92	6.33	2.22		1.03

Total from investment operations	(1.28)		1.23	4.19	6.58	2.45		1.16

Less dividends and distributions:
From net investment income	(0.30)		(0.28)	(0.22)	(0.27)	(0.14)		(0.11)
From net realized gain on investments	(2.97)		(2.55)	(1.78)	(2.59)	(0.89)		—

Total dividends and distributions	(3.27)		(2.83)	(2.00)	(2.86)	(1.03)		(0.11)

Net asset value at end of period	$24.47		$29.02	$30.62	$28.43	$24.71		$23.29

Total investment return (b)	(4.79	%)(c)	4.24%	15.60%	30.09%	10.96%		5.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75	% ††	1.03%	0.95%	1.00%	0.98%		0.55%
Net expenses	0.89	% ††	0.88%	0.88%	0.90%	0.89	%(d)	0.90%
Portfolio turnover rate	26%		30%	31%	37%	31%		42%
Net assets at end of period (in 000’s)	$666,439		$649,559	$718,634	$583,273	$424,714		$584,686

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal,

20	MainStay Epoch U.S. All Cap Fund

state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

21

Notes to Financial Statements (Unaudited) (continued)

responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2016, the effective management fee rate was 0.84%.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $2,875,624.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,429 and $2,567, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $525, $2,098 and $218 respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,753
Investor Class	20,959
Class B	7,428
Class C	7,472
Class I	52,333

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$153,908,590	23.1%

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$10,262,736
Long-Term Capital Gain	58,925,440
Total	$69,188,176

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment

22	MainStay Epoch U.S. All Cap Fund

amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $244,834 and $173,200, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	90,074	$2,113,784
Shares issued to shareholders in reinvestment of dividends and distributions	122,224	2,824,590
Shares redeemed	(125,414)	(2,898,886)

Net increase (decrease) in shares outstanding before conversion	86,884	2,039,488
Shares converted into Class A (See Note 1)	9,268	208,599
Shares converted from Class A (See Note 1)	(3,417)	(76,260)

Net increase (decrease)	92,735	$2,171,827

Year ended October 31, 2015:
Shares sold	213,034	$5,737,879
Shares issued to shareholders in reinvestment of dividends and distributions	77,315	2,017,920
Shares redeemed	(146,442)	(3,963,796)

Net increase (decrease) in shares outstanding before conversion	143,907	3,792,003
Shares converted into Class A (See Note 1)	32,095	877,407
Shares converted from Class A (See Note 1)	(27,638)	(697,403)

Net increase (decrease)	148,364	$3,972,007

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	28,916	$638,481
Shares issued to shareholders in reinvestment of dividends and distributions	66,569	1,516,446
Shares redeemed	(45,031)	(1,012,124)

Net increase (decrease) in shares outstanding before conversion	50,454	1,142,803
Shares converted into Investor Class (See Note 1)	13,020	286,918
Shares converted from Investor Class (See Note 1)	(8,182)	(181,349)

Net increase (decrease)	55,292	$1,248,372

Year ended October 31, 2015:
Shares sold	75,355	$2,014,730
Shares issued to shareholders in reinvestment of dividends and distributions	44,348	1,142,852
Shares redeemed	(75,484)	(2,006,803)

Net increase (decrease) in shares outstanding before conversion	44,219	1,150,779
Shares converted into Investor Class (See Note 1)	46,282	1,175,058
Shares converted from Investor Class (See Note 1)	(30,355)	(819,629)

Net increase (decrease)	60,146	$1,506,208

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	13,526	$266,383
Shares issued to shareholders in reinvestment of dividends and distributions	28,361	576,125
Shares redeemed	(24,696)	(488,696)

Net increase (decrease) in shares outstanding before conversion	17,191	353,812
Shares converted from Class B (See Note 1)	(12,123)	(237,908)

Net increase (decrease)	5,068	$115,904

Year ended October 31, 2015:
Shares sold	41,474	$997,397
Shares issued to shareholders in reinvestment of dividends and distributions	21,548	502,092
Shares redeemed	(39,865)	(956,595)

Net increase (decrease) in shares outstanding before conversion	23,157	542,894
Shares converted from Class B (See Note 1)	(22,641)	(535,433)

Net increase (decrease)	516	$7,461

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	12,134	$239,313
Shares issued to shareholders in reinvestment of dividends and distributions	26,708	541,910
Shares redeemed	(43,700)	(883,750)

Net increase (decrease)	(4,858)	$(102,527)

Year ended October 31, 2015:
Shares sold	102,197	$2,435,662
Shares issued to shareholders in reinvestment of dividends and distributions	17,597	410,362
Shares redeemed	(78,666)	(1,862,418)

Net increase (decrease)	41,128	$983,606

23

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,178,498	$127,915,435
Shares issued to shareholders in reinvestment of dividends and distributions	2,752,963	69,897,740
Shares redeemed	(3,081,431)	(78,724,981)

Net increase (decrease)	4,850,030	$119,088,194

Year ended October 31, 2015:
Shares sold	2,860,705	$83,170,387
Shares issued to shareholders in reinvestment of dividends and distributions	2,283,883	64,748,079
Shares redeemed	(6,232,559)	(183,025,516)

Net increase (decrease)	(1,087,971)	$(35,107,050)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. All Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent

26	MainStay Epoch U.S. All Cap Fund

third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

28	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695298 MS164-16	MSEUAC10-06/16 (NYLIM) NL0A1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.86 0.14%	–2.42 0.60%	9.70 10.37%	5.98 6.31%	0.60 0.60%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.91 0.09	–2.53 0.49	9.59 10.26	5.91 6.24	0.81 0.81
Class I Shares	No Sales Charge		0.25	0.85	10.65	6.60	0.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	0.43%	1.21%	11.02%	6.91%
Average Lipper S&P 500 Index Fund[5]	0.14	0.68	10.39	6.38

4.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper S&P 500 Index Fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,001.40	$2.99	$1,021.90	$3.02

Investor Class Shares	$1,000.00	$1,000.90	$3.48	$1,021.40	$3.52

Class I Shares	$1,000.00	$1,002.50	$1.74	$1,023.10	$1.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A, 0.70% for Investor Class and 0.35% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	6.0%
Banks	5.4
Pharmaceuticals	5.4
Internet Software & Services	4.1
Software	3.9
IT Services	3.6
Technology Hardware, Storage & Peripherals	3.5
Biotechnology	3.2
Media	3.1
Real Estate Investment Trusts	2.8
Diversified Telecommunication Services	2.6
Health Care Providers & Services	2.6
Semiconductors & Semiconductor Equipment	2.6
Specialty Retail	2.6
Aerospace & Defense	2.5
Industrial Conglomerates	2.5
Insurance	2.5
Beverages	2.3
Health Care Equipment & Supplies	2.3
Food & Staples Retailing	2.2
Chemicals	2.1
Diversified Financial Services	2.1
Electric Utilities	2.0
Internet & Catalog Retail	2.0
Capital Markets	1.9
Household Products	1.9
Food Products	1.7
Hotels, Restaurants & Leisure	1.7
Tobacco	1.7
Machinery	1.3
Energy Equipment & Services	1.1
Multi-Utilities	1.1
Communications Equipment	0.9

Textiles, Apparel & Luxury Goods	0.9%
Consumer Finance	0.8
Road & Rail	0.8
Air Freight & Logistics	0.7
Automobiles	0.6
Life Sciences Tools & Services	0.6
Multiline Retail	0.6
Airlines	0.5
Electrical Equipment	0.5
Household Durables	0.5
Commercial Services & Supplies	0.4
Auto Components	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Metals & Mining	0.3
Professional Services	0.3
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	‡
Gas Utilities	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	1.9
Other Assets, Less Liabilities	1.4

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2016 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	Johnson & Johnson
6.	General Electric Co.

7.	Berkshire Hathaway, Inc. Class B

8.	Facebook, Inc. Class A

9.	Amazon.com, Inc.

10.	AT&T, Inc.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 0.14% for Class A shares and 0.09% for Investor Class shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned 0.25%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of common stocks as represented by the S&P 500® Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Class I shares outperformed, Class A shares performed in line with and Investor Class shares underperformed the 0.14% return of the Average Lipper2 S&P 500 Index Fund for the six months ended April 30, 2016. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were metals & mining, leisure products, and personal products. The S&P 500® industries with the lowest total returns were diversified consumer services; real estate management & development; and technology hardware, storage & peripherals.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were diversified telecommunication services, electric utilities, and health care equipment & services. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were technology hardware, storage & peripherals; biotechnology; and banks.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were metals & mining company Newmont Mining, chemicals company Airgas, and food processing company Tyson Foods. Over the same period, the S&P 500® Index stocks with the lowest total returns were pharmaceutical company Endo International; oil, gas & consumable fuels provider The Williams Companies; and diversified consumer services company H&R Block.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were diversified telecommunication services company AT&T, Internet software & services company Facebook, and pharmaceutical company Johnson & Johnson. Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were technology hardware, storage & peripherals company Apple; global pharmaceutical company Allergan; and biopharmaceutical company Gilead Sciences.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 19 additions to and 20 deletions from the S&P 500® Index. The deletions outnumbered the additions because an addition on October 30, 2015, which was outside the reporting period, occurred prior to the offsetting deletion, which was within the reporting period. In terms of Index weight, significant additions to the Index included financial services company Synchrony Financial and DNA sequencing company Illumina. Significant deletions included aerospace & defense company Precision Castparts and insurance company Chubb.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 96.7%†
Aerospace & Defense 2.5%
Boeing Co. (The)	63,880	$8,611,024
General Dynamics Corp.	30,000	4,215,600
Honeywell International, Inc.	78,914	9,017,503
L-3 Communications Holdings, Inc.	8,008	1,053,292
Lockheed Martin Corp.	26,995	6,273,098
Northrop Grumman Corp.	18,632	3,843,036
Raytheon Co.	30,758	3,886,273
Rockwell Collins, Inc.	13,426	1,184,039
Textron, Inc.	27,958	1,081,416
United Technologies Corp.	79,793	8,327,995

		47,493,276

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	14,670	1,041,130
Expeditors International of Washington, Inc.	18,677	926,566
FedEx Corp.	26,289	4,340,577
United Parcel Service, Inc. Class B	70,796	7,438,535

		13,746,808

Airlines 0.5%
American Airlines Group, Inc.	61,848	2,145,507
Delta Air Lines, Inc.	79,857	3,327,641
Southwest Airlines Co.	65,451	2,919,769
United Continental Holdings, Inc. (a)	36,870	1,689,015

		10,081,932

Auto Components 0.3%
BorgWarner, Inc.	22,909	822,891
Delphi Automotive PLC	28,614	2,106,849
Goodyear Tire & Rubber Co. (The)	27,470	795,806
Johnson Controls, Inc.	66,147	2,738,486

		6,464,032

Automobiles 0.6%
Ford Motor Co.	399,909	5,422,766
General Motors Co.	144,662	4,600,252
Harley-Davidson, Inc.	18,875	902,791

		10,925,809

Banks 5.4%
Bank of America Corp.	1,059,163	15,421,413
BB&T Corp.	83,236	2,944,890
Citigroup, Inc.	302,407	13,995,396
Citizens Financial Group, Inc.	53,863	1,230,770
Comerica, Inc.	18,056	801,686
Fifth Third Bancorp	81,158	1,486,003
Huntington Bancshares, Inc.	81,369	818,572
JPMorgan Chase & Co.	376,482	23,793,662
KeyCorp	85,317	1,048,546
M&T Bank Corp.	16,342	1,933,585

	Shares	Value
Banks (continued)
People’s United Financial, Inc.	31,684	$491,102
PNC Financial Services Group, Inc.	51,402	4,512,068
Regions Financial Corp.	133,381	1,251,114
SunTrust Banks, Inc.	52,062	2,173,068
U.S. Bancorp	167,961	7,170,255
Wells Fargo & Co.	473,883	23,684,672
Zions Bancorp.	20,863	574,150

		103,330,952

Beverages 2.3%
Brown-Forman Corp. Class B	10,384	1,000,187
Coca-Cola Co. (The)	399,804	17,911,219
Coca-Cola Enterprises, Inc.	21,324	1,119,084
Constellation Brands, Inc. Class A	18,039	2,815,166
Dr. Pepper Snapple Group, Inc.	19,296	1,754,199
Molson Coors Brewing Co. Class B	18,856	1,803,199
Monster Beverage Corp. (a)	15,321	2,209,595
PepsiCo., Inc.	148,265	15,265,365

		43,878,014

Biotechnology 3.2%
AbbVie, Inc.	165,256	10,080,616
Alexion Pharmaceuticals, Inc. (a)	23,013	3,205,251
Amgen, Inc.	77,048	12,196,699
Baxalta, Inc.	69,842	2,929,872
Biogen, Inc. (a)	22,428	6,167,476
Celgene Corp. (a)	80,252	8,298,859
Gilead Sciences, Inc.	140,206	12,367,571
Regeneron Pharmaceuticals, Inc. (a)	8,009	3,017,070
Vertex Pharmaceuticals, Inc. (a)	25,094	2,116,428

		60,379,842

Building Products 0.1%
Allegion PLC	9,795	641,083
Masco Corp.	34,372	1,055,564

		1,696,647

Capital Markets 1.9%
Affiliated Managers Group, Inc. (a)	5,519	939,996
Ameriprise Financial, Inc.	17,331	1,662,043
Bank of New York Mellon Corp. (The)	110,339	4,440,042
BlackRock, Inc.	12,898	4,595,944
Charles Schwab Corp. (The)	123,263	3,501,902
E*TRADE Financial Corp. (a)	28,996	730,119
Franklin Resources, Inc.	38,717	1,445,693
Goldman Sachs Group, Inc. (The)	40,291	6,612,156
Invesco, Ltd.	43,311	1,343,074
Legg Mason, Inc.	11,003	353,306
Morgan Stanley	156,704	4,240,410
Northern Trust Corp.	22,204	1,578,260
State Street Corp.	41,219	2,567,944

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
T. Rowe Price Group, Inc.	25,653	$1,931,415

		35,942,304

Chemicals 2.1%
Air Products & Chemicals, Inc.	19,801	2,888,768
Airgas, Inc.	6,623	943,380
CF Industries Holdings, Inc.	23,804	787,198
Dow Chemical Co. (The)	114,870	6,043,311
E.I. du Pont de Nemours & Co.	89,523	5,900,461
Eastman Chemical Co.	15,180	1,159,448
Ecolab, Inc.	27,326	3,141,944
FMC Corp.	13,647	590,369
International Flavors & Fragrances, Inc.	8,198	979,415
LyondellBasell Industries N.V. Class A	35,463	2,931,726
Monsanto Co.	45,170	4,231,526
Mosaic Co. (The)	36,155	1,011,979
PPG Industries, Inc.	27,508	3,036,608
Praxair, Inc.	29,092	3,417,146
Sherwin-Williams Co. (The)	8,085	2,322,901

		39,386,180

Commercial Services & Supplies 0.4%
ADT Corp. (The)	16,844	707,111
Cintas Corp.	8,931	801,825
Pitney Bowes, Inc.	19,647	411,998
Republic Services, Inc.	24,475	1,152,038
Stericycle, Inc. (a)	8,680	829,461
Tyco International PLC	43,172	1,662,985
Waste Management, Inc.	42,412	2,493,402

		8,058,820

Communications Equipment 0.9%
Cisco Systems, Inc.	516,175	14,189,651
F5 Networks, Inc. (a)	7,193	753,467
Harris Corp.	12,706	1,016,607
Juniper Networks, Inc.	36,264	848,577
Motorola Solutions, Inc.	16,416	1,234,319

		18,042,621

Construction & Engineering 0.1%
Fluor Corp.	14,470	790,930
Jacobs Engineering Group, Inc. (a)	12,517	558,008
Quanta Services, Inc. (a)	16,316	387,015

		1,735,953

Construction Materials 0.1%
Martin Marietta Materials, Inc.	6,598	1,116,579
Vulcan Materials Co.	13,617	1,465,598

		2,582,177

Consumer Finance 0.8%
American Express Co.	84,045	5,499,065
Capital One Financial Corp.	54,352	3,934,541

	Shares	Value
Consumer Finance (continued)
Discover Financial Services	42,482	$2,390,462
Navient Corp.	35,160	480,637
Synchrony Financial (a)	85,161	2,603,372

		14,908,077

Containers & Packaging 0.3%
Avery Dennison Corp.	9,309	675,926
Ball Corp.	14,483	1,033,797
International Paper Co.	42,350	1,832,485
Owens-Illinois, Inc. (a)	16,426	303,224
Sealed Air Corp.	20,168	955,156
WestRock Co.	26,269	1,099,358

		5,899,946

Distributors 0.1%
Genuine Parts Co.	15,401	1,478,034

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	24,088	487,541

Diversified Financial Services 2.1%
♦Berkshire Hathaway, Inc. Class B (a)	192,159	27,955,291
CME Group, Inc.	34,544	3,174,939
Intercontinental Exchange, Inc.	12,124	2,910,124
Leucadia National Corp.	34,047	567,904
Moody’s Corp.	17,573	1,682,088
Nasdaq, Inc.	11,743	724,661
S&P Global, Inc.	27,210	2,907,388

		39,922,395

Diversified Telecommunication Services 2.6%
♦AT&T, Inc.	630,968	24,494,178
CenturyLink, Inc.	56,085	1,735,831
Frontier Communications Corp.	119,312	663,375
Level 3 Communications, Inc. (a)	29,471	1,540,154
Verizon Communications, Inc.	417,878	21,286,705

		49,720,243

Electric Utilities 2.0%
American Electric Power Co., Inc.	50,127	3,183,064
Duke Energy Corp.	70,611	5,562,735
Edison International	33,276	2,352,946
Entergy Corp.	18,219	1,369,704
Eversource Energy	32,395	1,828,374
Exelon Corp.	93,916	3,295,512
FirstEnergy Corp.	43,204	1,408,018
NextEra Energy, Inc.	47,246	5,555,185
PG&E Corp.	50,553	2,942,185
Pinnacle West Capital Corp.	11,321	822,471
PPL Corp.	69,122	2,601,752
Southern Co. (The)	93,636	4,691,164
Xcel Energy, Inc.	51,831	2,074,795

		37,687,905

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
AMETEK, Inc.	24,302	$1,168,683
Eaton Corp. PLC	47,278	2,991,279
Emerson Electric Co.	65,960	3,603,395
Rockwell Automation, Inc.	13,485	1,530,143

		9,293,500

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. Class A	31,484	1,757,752
Corning, Inc.	113,555	2,120,072
FLIR Systems, Inc.	14,109	426,233
TE Connectivity, Ltd.	37,916	2,255,243

		6,559,300

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	44,533	2,153,616
Diamond Offshore Drilling, Inc.	6,584	159,728
FMC Technologies, Inc. (a)	23,287	710,021
Halliburton Co.	88,046	3,637,180
Helmerich & Payne, Inc.	11,008	727,849
National Oilwell Varco, Inc.	38,376	1,383,071
Schlumberger, Ltd.	142,525	11,450,458
Transocean, Ltd.	34,920	386,914

		20,608,837

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	45,111	6,682,292
CVS Health Corp.	112,679	11,324,239
Kroger Co. (The)	99,984	3,538,434
Sysco Corp.	53,619	2,470,227
Wal-Mart Stores, Inc.	160,934	10,761,657
Walgreens Boots Alliance, Inc.	88,523	7,018,103
Whole Foods Market, Inc.	33,294	968,190

		42,763,142

Food Products 1.7%
Archer-Daniels-Midland Co.	60,950	2,434,343
Campbell Soup Co.	18,342	1,131,885
ConAgra Foods, Inc.	44,210	1,969,998
General Mills, Inc.	61,056	3,745,175
Hershey Co. (The)	14,675	1,366,389
Hormel Foods Corp.	27,555	1,062,245
J.M. Smucker Co. (The)	12,223	1,552,077
Kellogg Co.	26,069	2,002,360
Kraft Heinz Co. (The)	60,992	4,761,645
McCormick & Co., Inc.	11,880	1,114,106
Mead Johnson Nutrition Co.	19,013	1,656,983
Mondelez International, Inc. Class A	160,928	6,913,467
Tyson Foods, Inc. Class A	30,203	1,987,961

		31,698,634

Gas Utilities 0.0%‡
AGL Resources, Inc.	12,280	808,761

	Shares	Value
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	151,120	$5,878,568
Baxter International, Inc.	55,866	2,470,394
Becton Dickinson & Co.	21,725	3,503,373
Boston Scientific Corp. (a)	137,378	3,011,326
C.R. Bard, Inc.	7,546	1,601,035
DENTSPLY SIRONA, Inc.	24,597	1,465,981
Edwards Lifesciences Corp. (a)	22,034	2,340,231
Hologic, Inc. (a)	25,315	850,331
Intuitive Surgical, Inc. (a)	3,816	2,390,190
Medtronic PLC	144,238	11,416,438
St. Jude Medical, Inc.	28,866	2,199,589
Stryker Corp.	32,265	3,517,208
Varian Medical Systems, Inc. (a)	9,900	803,682
Zimmer Biomet Holdings, Inc.	18,265	2,114,539

		43,562,885

Health Care Providers & Services 2.6%
Aetna, Inc.	35,861	4,026,114
AmerisourceBergen Corp.	19,616	1,669,322
Anthem, Inc.	26,809	3,773,903
Cardinal Health, Inc.	33,599	2,636,178
Centene Corp. (a)	17,404	1,078,352
Cigna Corp.	26,315	3,645,680
DaVita HealthCare Partners, Inc. (a)	16,997	1,256,078
Express Scripts Holding Co. (a)	64,854	4,781,685
HCA Holdings, Inc. (a)	31,350	2,527,437
Henry Schein, Inc. (a)	8,472	1,429,226
Humana, Inc.	15,138	2,680,486
Laboratory Corporation of America Holdings (a)	10,335	1,295,182
McKesson Corp.	23,506	3,944,777
Patterson Cos., Inc.	8,529	369,732
Quest Diagnostics, Inc.	14,642	1,100,639
UnitedHealth Group, Inc.	97,517	12,841,039
Universal Health Services, Inc. Class B	9,316	1,245,363

		50,301,193

Health Care Technology 0.1%
Cerner Corp. (a)	31,102	1,746,066

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	46,225	2,267,336
Chipotle Mexican Grill, Inc. (a)	3,082	1,297,430
Darden Restaurants, Inc.	11,778	733,181
Marriott International, Inc. Class A	19,704	1,381,053
McDonald’s Corp.	92,483	11,698,175
Royal Caribbean Cruises, Ltd.	17,531	1,356,899
Starbucks Corp.	151,665	8,528,123
Starwood Hotels & Resorts Worldwide, Inc.	17,230	1,410,792
Wyndham Worldwide Corp.	11,539	818,692
Wynn Resorts, Ltd.	8,298	732,713
Yum! Brands, Inc.	41,705	3,318,050

		33,542,444

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables 0.5%
D.R. Horton, Inc.	33,511	$1,007,341
Garmin, Ltd.	12,053	513,819
Harman International Industries, Inc.	7,260	557,278
Leggett & Platt, Inc.	13,901	685,180
Lennar Corp. Class A	18,795	851,601
Mohawk Industries, Inc. (a)	6,493	1,250,747
Newell Brands, Inc.	46,805	2,131,500
PulteGroup, Inc.	32,449	596,737
Whirlpool Corp.	7,988	1,391,030

		8,985,233

Household Products 1.9%
Church & Dwight Co., Inc.	13,387	1,240,975
Clorox Co. (The)	13,184	1,651,032
Colgate-Palmolive Co.	91,616	6,497,407
Kimberly-Clark Corp.	37,079	4,641,920
Procter & Gamble Co. (The)	272,090	21,799,851

		35,831,185

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	67,666	755,153
NRG Energy, Inc.	32,085	484,483

		1,239,636

Industrial Conglomerates 2.5%
3M Co.	62,056	10,386,933
Danaher Corp.	61,322	5,932,904
♦General Electric Co.	957,098	29,430,763
Roper Technologies, Inc.	10,295	1,812,847

		47,563,447

Insurance 2.5%
Aflac, Inc.	43,077	2,971,021
Allstate Corp. (The)	38,800	2,523,940
American International Group, Inc.	117,906	6,581,513
Aon PLC	27,704	2,912,244
Assurant, Inc.	6,727	568,902
Chubb, Ltd.	47,271	5,571,360
Cincinnati Financial Corp.	15,060	994,111
Hartford Financial Services Group, Inc. (The)	40,685	1,805,600
Lincoln National Corp.	24,716	1,073,910
Loews Corp.	27,467	1,089,890
Marsh & McLennan Cos., Inc.	53,278	3,364,506
MetLife, Inc.	112,492	5,073,389
Principal Financial Group, Inc.	27,810	1,186,931
Progressive Corp. (The)	59,696	1,946,090
Prudential Financial, Inc.	45,866	3,561,036
Torchmark Corp.	11,567	669,614
Travelers Cos., Inc. (The)	30,254	3,324,915
Unum Group	24,877	851,042
Willis Towers Watson PLC	14,022	1,751,348

	Shares	Value
Insurance (continued)
XL Group PLC	29,928	$979,543

		48,800,905

Internet & Catalog Retail 2.0%
♦Amazon.com, Inc. (a)	39,604	26,122,402
Expedia, Inc.	12,017	1,391,208
Netflix, Inc. (a)	43,910	3,953,217
Priceline Group, Inc. (The) (a)	5,086	6,833,855
TripAdvisor, Inc. (a)	11,537	745,175

		39,045,857

Internet Software & Services 4.1%
Akamai Technologies, Inc. (a)	18,177	926,845
♦ Alphabet, Inc. Class A (a)	30,012	21,244,895
Class C (a)	30,482	21,124,331
eBay, Inc. (a)	111,235	2,717,471
♦Facebook, Inc. Class A (a)	235,406	27,679,037
VeriSign, Inc. (a)	10,028	866,419
Yahoo!, Inc. (a)	89,351	3,270,247

		77,829,245

IT Services 3.6%
Accenture PLC Class A	64,401	7,272,161
Alliance Data Systems Corp. (a)	6,078	1,235,718
Automatic Data Processing, Inc.	47,115	4,166,851
Cognizant Technology Solutions Corp. Class A (a)	62,481	3,647,016
CSRA, Inc.	14,068	365,205
Fidelity National Information Services, Inc.	28,339	1,864,706
Fiserv, Inc. (a)	22,865	2,234,368
Global Payments, Inc.	15,794	1,140,011
International Business Machines Corp.	90,678	13,233,547
MasterCard, Inc. Class A	100,579	9,755,157
Paychex, Inc.	32,771	1,708,025
PayPal Holdings, Inc. (a)	114,130	4,471,613
Teradata Corp. (a)	13,584	343,675
Total System Services, Inc.	17,289	884,160
Visa, Inc. Class A	196,834	15,203,458
Western Union Co. (The)	51,616	1,032,320
Xerox Corp.	97,193	933,053

		69,491,044

Leisure Products 0.1%
Hasbro, Inc.	11,456	969,636
Mattel, Inc.	34,657	1,077,486

		2,047,122

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	33,857	1,385,428
Illumina, Inc. (a)	15,079	2,035,514
PerkinElmer, Inc.	11,438	576,704
Thermo Fisher Scientific, Inc.	40,769	5,880,928
Waters Corp. (a)	8,341	1,085,665

		10,964,239

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Machinery 1.3%
Caterpillar, Inc.	59,733	$4,642,449
Cummins, Inc.	16,782	1,963,997
Deere & Co.	30,724	2,584,196
Dover Corp.	15,827	1,039,834
Flowserve Corp.	13,369	652,541
Illinois Tool Works, Inc.	33,411	3,492,118
Ingersoll-Rand PLC	26,347	1,726,782
PACCAR, Inc.	36,106	2,127,004
Parker Hannifin Corp.	13,891	1,611,634
Pentair PLC	18,403	1,068,846
Snap-on, Inc.	5,931	944,690
Stanley Black & Decker, Inc.	15,624	1,748,638
Xylem, Inc.	18,322	765,493

		24,368,222

Media 3.1%
Cablevision Systems Corp. Class A	22,730	758,955
CBS Corp. Class B	43,262	2,418,778
Comcast Corp. Class A	249,416	15,154,516
Discovery Communications, Inc.
Class A (a)	15,268	416,969
Class C (a)	24,409	653,673
Interpublic Group of Cos., Inc. (The)	41,514	952,331
News Corp.
Class A	38,972	484,032
Class B	11,011	142,703
Omnicom Group, Inc.	24,749	2,053,425
Scripps Networks Interactive, Inc. Class A	9,663	602,488
TEGNA, Inc.	22,648	529,057
Time Warner Cable, Inc.	29,057	6,163,280
Time Warner, Inc.	81,051	6,090,172
Twenty-First Century Fox, Inc.
Class A	114,815	3,474,302
Class B	44,039	1,326,455
Viacom, Inc. Class B	35,459	1,450,273
Walt Disney Co. (The)	153,971	15,899,046

		58,570,455

Metals & Mining 0.3%
Alcoa, Inc.	133,793	1,494,468
Freeport-McMoRan, Inc.	127,462	1,784,468
Newmont Mining Corp.	54,040	1,889,779
Nucor Corp.	32,648	1,625,217

		6,793,932

Multi-Utilities 1.1%
Ameren Corp.	24,781	1,189,488
CenterPoint Energy, Inc.	43,943	942,577
CMS Energy Corp.	28,299	1,151,203
Consolidated Edison, Inc.	29,943	2,233,748
Dominion Resources, Inc.	61,178	4,372,392

	Shares	Value
Multi-Utilities (continued)
DTE Energy Co.	18,331	$1,634,392
NiSource, Inc.	32,543	739,051
Public Service Enterprise Group, Inc.	51,674	2,383,722
SCANA Corp.	14,596	1,002,599
Sempra Energy	24,082	2,488,875
TECO Energy, Inc.	24,023	667,119
WEC Energy Group, Inc.	32,242	1,876,807

		20,681,973

Multiline Retail 0.6%
Dollar General Corp.	29,714	2,433,874
Dollar Tree, Inc. (a)	23,980	1,911,446
Kohl’s Corp.	19,387	858,844
Macy’s, Inc.	32,118	1,271,552
Nordstrom, Inc.	13,104	670,007
Target Corp.	61,774	4,911,033

		12,056,756

Oil, Gas & Consumable Fuels 6.0%
Anadarko Petroleum Corp.	51,897	2,738,086
Apache Corp.	38,606	2,100,166
Cabot Oil & Gas Corp.	46,986	1,099,472
Chesapeake Energy Corp.	52,857	363,127
Chevron Corp.	193,166	19,737,702
Cimarex Energy Co.	9,657	1,051,454
Columbia Pipeline Group, Inc.	41,009	1,050,650
Concho Resources, Inc. (a)	13,171	1,530,075
ConocoPhillips	126,805	6,060,011
Devon Energy Corp.	52,084	1,806,273
EOG Resources, Inc.	56,405	4,660,181
EQT Corp.	16,379	1,148,168
♦Exxon Mobil Corp.	425,974	37,656,102
Hess Corp.	27,162	1,619,398
Kinder Morgan, Inc.	186,885	3,319,078
Marathon Oil Corp.	86,537	1,219,306
Marathon Petroleum Corp.	54,445	2,127,711
Murphy Oil Corp.	16,516	590,282
Newfield Exploration Co. (a)	20,323	736,709
Noble Energy, Inc.	43,460	1,569,341
Occidental Petroleum Corp.	78,352	6,005,681
ONEOK, Inc.	21,372	772,598
Phillips 66	48,154	3,953,925
Pioneer Natural Resources Co.	16,747	2,781,677
Range Resources Corp.	17,297	762,971
Southwestern Energy Co. (a)	39,248	527,101
Spectra Energy Corp.	68,572	2,144,246
Tesoro Corp.	12,299	980,107
Valero Energy Corp.	48,251	2,840,536
Williams Cos., Inc. (The)	69,682	1,351,134

		114,303,268

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) Class A	22,734	2,179,508

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 5.4%
Allergan PLC (a)	40,485	$8,767,432
Bristol-Myers Squibb Co.	171,247	12,360,608
Eli Lilly & Co.	99,688	7,529,435
Endo International PLC (a)	21,271	574,317
♦Johnson & Johnson	283,045	31,723,684
Mallinckrodt PLC (a)	11,478	717,604
Merck & Co., Inc.	284,675	15,611,577
Mylan N.V. (a)	42,190	1,759,745
Perrigo Co. PLC	14,953	1,445,506
Pfizer, Inc.	620,394	20,293,088
Zoetis, Inc.	46,787	2,200,393

		102,983,389

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	3,690	407,413
Equifax, Inc.	12,099	1,454,905
Nielsen Holdings PLC	37,188	1,938,982
Robert Half International, Inc.	13,556	519,331
Verisk Analytics, Inc. (a)	15,923	1,235,306

		5,555,937

Real Estate Investment Trusts 2.8%
American Tower Corp.	43,481	4,560,287
Apartment Investment & Management Co. Class A	15,976	639,999
AvalonBay Communities, Inc.	13,979	2,471,347
Boston Properties, Inc.	15,685	2,021,169
Crown Castle International Corp.	34,089	2,961,652
Equinix, Inc.	7,067	2,334,583
Equity Residential	37,455	2,549,562
Essex Property Trust, Inc.	6,746	1,487,156
Extra Space Storage, Inc.	12,827	1,089,654
Federal Realty Investment Trust	7,146	1,086,764
General Growth Properties, Inc.	59,470	1,666,944
HCP, Inc.	47,495	1,606,756
Host Hotels & Resorts, Inc.	76,762	1,214,375
Iron Mountain, Inc.	19,624	716,865
Kimco Realty Corp.	42,211	1,186,973
Macerich Co. (The)	12,944	984,779
Prologis, Inc.	53,548	2,431,615
Public Storage	15,107	3,698,345
Realty Income Corp.	25,490	1,509,008
Simon Property Group, Inc.	31,738	6,384,733
SL Green Realty Corp.	10,182	1,069,924
UDR, Inc.	27,493	960,056
Ventas, Inc.	34,473	2,141,463
Vornado Realty Trust	18,100	1,732,713
Welltower, Inc.	36,429	2,528,901
Weyerhaeuser Co.	80,497	2,585,564

		53,621,187

	Shares	Value
Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	29,692	$879,774

Road & Rail 0.8%
CSX Corp.	98,796	2,694,167
J.B. Hunt Transport Services, Inc.	9,250	766,640
Kansas City Southern	11,149	1,056,368
Norfolk Southern Corp.	30,495	2,747,904
Ryder System, Inc.	5,456	376,028
Union Pacific Corp.	86,822	7,573,483

		15,214,590

Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	31,877	1,795,313
Applied Materials, Inc.	115,985	2,374,213
Broadcom, Ltd.	38,035	5,543,601
First Solar, Inc. (a)	7,728	431,532
Intel Corp.	484,570	14,672,780
KLA-Tencor Corp.	15,928	1,114,004
Lam Research Corp.	16,175	1,235,770
Linear Technology Corp.	24,424	1,086,379
Microchip Technology, Inc.	21,659	1,052,411
Micron Technology, Inc. (a)	106,407	1,143,875
NVIDIA Corp.	52,199	1,854,630
Qorvo, Inc. (a)	13,173	593,180
QUALCOMM, Inc.	153,538	7,756,740
Skyworks Solutions, Inc.	19,521	1,304,393
Texas Instruments, Inc.	103,115	5,881,680
Xilinx, Inc.	26,250	1,130,850

		48,971,351

Software 3.9%
Activision Blizzard, Inc.	51,520	1,775,894
Adobe Systems, Inc. (a)	50,945	4,800,038
Autodesk, Inc. (a)	23,104	1,382,081
CA, Inc.	30,170	894,842
Citrix Systems, Inc. (a)	15,709	1,285,625
Electronic Arts, Inc. (a)	31,748	1,963,614
Intuit, Inc.	26,340	2,657,443
♦Microsoft Corp.	811,306	40,459,830
Oracle Corp.	323,171	12,881,596
Red Hat, Inc. (a)	18,671	1,369,891
Salesforce.com, Inc. (a)	64,689	4,903,426
Symantec Corp.	62,321	1,037,333

		75,411,613

Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,480	1,167,628
AutoNation, Inc. (a)	7,803	395,222
AutoZone, Inc. (a)	3,114	2,382,926
Bed Bath & Beyond, Inc. (a)	17,055	805,337
Best Buy Co., Inc.	28,895	926,952
CarMax, Inc. (a)	20,075	1,062,971
Foot Locker, Inc.	14,073	864,645

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
GameStop Corp. Class A	8,622	$282,802
Gap, Inc. (The)	23,405	542,528
Home Depot, Inc. (The)	130,054	17,412,930
L Brands, Inc.	26,014	2,036,636
Lowe’s Cos., Inc.	93,868	7,135,845
O’Reilly Automotive, Inc. (a)	9,969	2,618,657
Ross Stores, Inc.	41,365	2,348,705
Signet Jewelers, Ltd.	8,123	881,833
Staples, Inc.	65,729	670,436
Tiffany & Co.	11,393	812,890
TJX Cos., Inc. (The)	68,678	5,207,166
Tractor Supply Co.	13,721	1,298,830
Ulta Salon Cosmetics & Fragrance, Inc. (a)	6,527	1,359,444
Urban Outfitters, Inc. (a)	8,867	268,847

		50,483,230

Technology Hardware, Storage & Peripherals 3.5%
♦Apple, Inc. (b)	568,742	53,313,875
EMC Corp.	199,720	5,214,689
Hewlett Packard Enterprise Co.	176,079	2,933,476
HP, Inc.	177,094	2,172,943
NetApp, Inc.	29,867	706,056
SanDisk Corp.	20,496	1,539,865
Seagate Technology PLC	30,548	665,030
Western Digital Corp.	23,663	966,989

		67,512,923

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	28,343	1,141,373
Hanesbrands, Inc.	40,018	1,161,723
Michael Kors Holdings, Ltd. (a)	18,405	950,802
NIKE, Inc. Class B	138,467	8,161,245
PVH Corp.	8,432	806,099
Ralph Lauren Corp.	6,009	560,099
Under Armour, Inc. Class A (a)	18,633	818,734
Under Armour, Inc. Class C (a)	18,633	760,226
VF Corp.	34,835	2,196,347

		16,556,648

Tobacco 1.7%
Altria Group, Inc.	200,837	12,594,488
Philip Morris International, Inc.	158,927	15,593,917
Reynolds American, Inc.	84,658	4,199,037

		32,387,442

Trading Companies & Distributors 0.2%
Fastenal Co.	29,590	1,384,516
United Rentals, Inc. (a)	9,486	634,898
W.W. Grainger, Inc.	5,903	1,384,372

		3,403,786

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	18,259	$1,328,525

Total Common Stocks (Cost $757,782,265)		1,849,796,692	(c)

	Principal Amount
Short-Term Investments 1.9%
U.S. Government 1.9%
United States Treasury Bills 1.9%
0.195%–0.268%, due 7/7/16 (d)	$32,200,000	32,191,306
0.222%–0.284%, due 7/28/16 (b)(d)	2,700,000	2,698,677
0.282%–0.301%, due 7/7/16 (d)	1,000,000	999,730

Total Short-Term Investments (Cost $35,885,546)		35,889,713

Total Investments (Cost $793,667,811) (e)	98.6%	1,885,686,405
Other Assets, Less Liabilities	1.4	26,278,921
Net Assets	100.0%	$1,911,965,326

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of April 30, 2016, cost was $827,417,166 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,113,619,118
Gross unrealized depreciation	(55,349,879)

Net unrealized appreciation	$1,058,269,239

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount[2]	Unrealized Appreciation (Depreciation)[3]
Standard & Poor’s 500 Index Mini	580	June 2016	$59,713,900	$125,101

			$59,713,900	$125,101

1.	As of April 30, 2016, cash in the amount of $550,000 was on deposit with a broker for futures transactions.

2.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

3.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,849,796,692	$—	$—	$1,849,796,692
Short-Term Investments	—	35,889,713	—	35,889,713

Total Investments in Securities	1,849,796,692	35,889,713	—	1,885,686,405

Other Financial Instruments
Futures Contracts Long (b)	125,101	—	—	125,101

Total Investments in Securities and Other Financial Instruments	$1,849,921,793	$35,889,713	$—	$1,885,811,506

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $793,667,811)	$1,885,686,405
Cash collateral on deposit at broker	550,000
Cash	24,296
Receivables:
Fund shares sold	27,316,057
Dividends and interest	1,941,082
Investment securities sold	331,928
Other assets	42,242

Total assets	1,915,892,010

Liabilities
Payables:
Investment securities purchased	1,626,138
Fund shares redeemed	1,154,650
Manager (See Note 3)	367,940
Transfer agent (See Note 3)	303,544
Variation margin on futures contracts	236,082
NYLIFE Distributors (See Note 3)	123,356
Shareholder communication	39,349
Professional fees	36,611
Custodian	18,141
Trustees	1,978
Accrued expenses	18,895

Total liabilities	3,926,684

Net assets	$1,911,965,326

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,416
Additional paid-in capital	781,512,697

781,554,113
Undistributed net investment income	10,744,615
Accumulated net realized gain (loss) on investments and futures transactions	27,522,903
Net unrealized appreciation (depreciation) on investments and futures contracts	1,092,143,695

Net assets	$1,911,965,326

Class A
Net assets applicable to outstanding shares	$555,456,283

Shares of beneficial interest outstanding	12,116,089

Net asset value per share outstanding	$45.84
Maximum sales charge (3.00% of offering price)	1.42

Maximum offering price per share outstanding	$47.26

Investor Class
Net assets applicable to outstanding shares	$42,514,815

Shares of beneficial interest outstanding	928,033

Net asset value per share outstanding	$45.81
Maximum sales charge (3.00% of offering price)	1.42

Maximum offering price per share outstanding	$47.23

Class I
Net assets applicable to outstanding shares	$1,313,994,228

Shares of beneficial interest outstanding	28,371,955

Net asset value and offering price per share outstanding	$46.31

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$21,707,639
Interest	24,297

Total income	21,731,936

Expenses
Manager (See Note 3)	2,254,940
Transfer agent (See Note 3)	875,641
Distribution/Service—Class A (See Note 3)	679,112
Distribution/Service—Investor Class (See Note 3)	48,408
Professional fees	61,582
Shareholder communication	35,471
Custodian	27,279
Registration	27,202
Trustees	22,820
Miscellaneous	41,279

Total expenses before waiver/reimbursement	4,073,734
Expense waiver/reimbursement from Manager (See Note 3)	(25,264)

Net expenses	4,048,470

Net investment income (loss)	17,683,466

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	62,303,150
Futures transactions	376,745

Net realized gain (loss) on investments and futures transactions	62,679,895

Net change in unrealized appreciation (depreciation) on:
Investments	(76,569,567)
Futures contracts	(1,282,195)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(77,851,762)

Net realized and unrealized gain (loss) on investments and futures transactions	(15,171,867)

Net increase (decrease) in net assets resulting from operations	$2,511,599

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,683,466	$33,956,754
Net realized gain (loss) on investments and futures transactions	62,679,895	85,353,561
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(77,851,762)	(18,261,197)

Net increase (decrease) in net assets resulting from operations	2,511,599	101,049,118

Dividends and distributions to shareholders:
From net investment income:
Class A	(8,618,334)	(7,384,398)
Investor Class	(564,041)	(413,665)
Class I	(24,298,841)	(22,635,049)

	(33,481,216)	(30,433,112)

From net realized gain on investments:
Class A	(20,647,495)	(1,088,385)
Investor Class	(1,435,303)	(65,162)
Class I	(49,966,593)	(2,829,480)

	(72,049,391)	(3,983,027)

Total dividends and distributions to shareholders	(105,530,607)	(34,416,139)

Capital share transactions:
Net proceeds from sale of shares	190,801,517	438,722,370
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	104,647,207	34,158,477
Cost of shares redeemed	(289,811,592)	(610,315,406)

Increase (decrease) in net assets derived from capital share transactions	5,637,132	(137,434,559)

Net increase (decrease) in net assets	(97,381,876)	(70,801,580)

Net Assets
Beginning of period	2,009,347,202	2,080,148,782

End of period	$1,911,965,326	$2,009,347,202

Undistributed net investment income at end of period	$10,744,615	$26,542,365

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$48.27		$46.85	$40.75	$32.74	$28.99	$27.34

Net investment income (loss)	0.38	(a)	0.70 (a)	0.60 (a)	0.57 (a)	0.47 (a)	0.42
Net realized and unrealized gain (loss) on investments	(0.31)		1.44	6.09	7.94	3.70	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	(0.00)‡	—

Total from investment operations	0.07		2.14	6.69	8.51	4.17	2.03

Less dividends and distributions:
From net investment income	(0.74)		(0.63)	(0.59)	(0.50)	(0.42)	(0.38)
From net realized gain on investments	(1.76)		(0.09)	—	—	—	—

Total dividends and distributions	(2.50)		(0.72)	(0.59)	(0.50)	(0.42)	(0.38)

Net asset value at end of period	$45.84		$48.27	$46.85	$40.75	$32.74	$28.99

Total investment return (b)	0.14	%(c)	4.60%	16.59%	26.38%	14.59%	7.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69	%††	1.48%	1.37%	1.58%	1.47%	1.39%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.60	%††	0.60%	0.62%	0.65%	0.68%	0.69%
Portfolio turnover rate	2%		4%	4%	3%	9%	4%
Net assets at end of period (in 000’s)	$555,456		$566,621	$549,803	$470,293	$408,258	$195,006

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$48.22		$46.81	$40.73	$32.73	$28.98	$27.33

Net investment income (loss)	0.35	(a)	0.65 (a)	0.55 (a)	0.53 (a)	0.44 (a)	0.38
Net realized and unrealized gain (loss) on investments	(0.31)		1.44	6.08	7.94	3.70	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	(0.00)‡	—

Total from investment operations	0.04		2.09	6.63	8.47	4.14	2.00

Less dividends and distributions:
From net investment income	(0.69)		(0.59)	(0.55)	(0.47)	(0.39)	(0.35)
From net realized gain on investments	(1.76)		(0.09)	—	—	—	—

Total dividends and distributions	(2.45)		(0.68)	(0.55)	(0.47)	(0.39)	(0.35)

Net asset value at end of period	$45.81		$48.22	$46.81	$40.73	$32.73	$28.98

Total investment return (b)	0.09	%(c)	4.49%	16.45%	26.24%	14.48%	7.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	%††	1.37%	1.27%	1.47%	1.42%	1.29%
Net expenses	0.70	%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.83	%††	0.81%	0.80%	0.83%	0.87%	0.91%
Portfolio turnover rate	2%		4%	4%	3%	9%	4%
Net assets at end of period (in 000’s)	$42,515		$39,219	$32,469	$27,916	$21,475	$20,134

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$48.81		$47.35	$41.17	$33.06	$29.28	$27.60

Net investment income (loss)	0.44	(a)	0.83 (a)	0.71 (a)	0.67 (a)	0.55 (a)	0.50
Net realized and unrealized gain (loss) on investments	(0.32)		1.46	6.15	8.01	3.73	1.63
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	(0.00)‡	—

Total from investment operations	0.12		2.29	6.86	8.68	4.28	2.13

Less dividends and distributions:
From net investment income	(0.86)		(0.74)	(0.68)	(0.57)	(0.50)	(0.45)
From net realized gain on investments	(1.76)		(0.09)	—	—	—	—

Total dividends and distributions	(2.62)		(0.83)	(0.68)	(0.57)	(0.50)	(0.45)

Net asset value at end of period	$46.31		$48.81	$47.35	$41.17	$33.06	$29.28

Total investment return (b)	0.25	%(c)	4.88%	16.88%	26.70%	14.84%	7.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95	%††	1.74%	1.62%	1.83%	1.77%	1.64%
Net expenses	0.35	%††	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.35	%††	0.35%	0.37%	0.40%	0.43%	0.44%
Portfolio turnover rate	2%		4%	4%	3%	9%	4%
Net assets at end of period (in 000’s)	$1,313,994		$1,403,507	$1,497,877	$1,344,989	$1,206,641	$1,109,073

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee under a distributions plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

23

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up

24	MainStay S&P 500 Index Fund

to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.   A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

25

Notes to Financial Statements (Unaudited) (continued)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instrument as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$125,101	$125,101

Total Fair Value		$125,101	$125,101

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the Period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$376,745	$376,745

Total Realized Gain (Loss)		$376,745	$376,745

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,282,195)	$(1,282,195)

Total Change in Unrealized Appreciation (Depreciation)		$(1,282,195)	$(1,282,195)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$46,852,858	$46,852,858

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

26	MainStay S&P 500 Index Fund

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $2,254,940 and waived its fees and/or reimbursed expenses in the amount of $25,264.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $18,163 and $10,979, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $5.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$238,336
Investor Class	61,818
Class I	575,487

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$335,500,474	25.5%

27

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$30,433,112
Long-Term Capital Gain	3,983,027
Total	$34,416,139

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $37,451 and $160,325, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	900,843	$39,644,653
Shares issued to shareholders in reinvestment of dividends and distributions	620,659	28,451,027
Shares redeemed	(1,154,473)	(51,513,139)

Net increase (decrease) in shares outstanding before conversion	367,029	16,582,541
Shares converted into Class A (See Note 1)	20,575	929,416
Shares converted from Class A (See Note 1)	(9,056)	(409,154)

Net increase (decrease)	378,548	$17,102,803

Year ended October 31, 2015:
Shares sold	1,610,853	$76,066,723
Shares issued to shareholders in reinvestment of dividends and distributions	174,339	8,232,273
Shares redeemed	(1,804,710)	(85,542,410)

Net increase (decrease) in shares outstanding before conversion	(19,518)	(1,243,414)
Shares converted into Class A (See Note 1)	50,354	2,432,458
Shares converted from Class A (See Note 1)	(29,051)	(1,327,037)

Net increase (decrease)	1,785	$(137,993)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	154,986	$6,951,305
Shares issued to shareholders in reinvestment of dividends and distributions	43,562	1,995,995
Shares redeemed	(72,259)	(3,256,795)

Net increase (decrease) in shares outstanding before conversion	126,289	5,690,505
Shares converted into Investor Class (See Note 1)	9,062	409,154
Shares converted from Investor Class (See Note 1)	(20,583)	(929,416)

Net increase (decrease)	114,768	$5,170,243

Year ended October 31, 2015:
Shares sold	242,522	$11,525,322
Shares issued to shareholders in reinvestment of dividends and distributions	10,120	477,845
Shares redeemed	(111,731)	(5,272,681)

Net increase (decrease) in shares outstanding before conversion	140,911	6,730,486
Shares converted into Investor Class (See Note 1)	29,073	1,327,037
Shares converted from Investor Class (See Note 1)	(50,372)	(2,432,458)

Net increase (decrease)	119,612	$5,625,065

28	MainStay S&P 500 Index Fund

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	3,144,822	$144,205,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,603,982	74,200,185
Shares redeemed	(5,133,692)	(235,041,658)

Net increase (decrease)	(384,888)	$(16,635,914)

Year ended October 31, 2015:
Shares sold	7,443,308	$351,130,325
Shares issued to shareholders in reinvestment of dividends and distributions	534,293	25,448,359
Shares redeemed	(10,855,425)	(519,500,315)

Net increase (decrease)	(2,877,824)	$(142,921,631)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 24, 2016, the Second Circuit Court of Appeals affirmed the dismissal, holding that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims. The Court found that the claims were preempted because they conflict with the purpose of section 546(e), which provides a safe harbor for “settlement payments.” On April 12, 2016 the Plaintiffs filed a motion seeking a rehearing en banc. We are awaiting a decision.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical

30	MainStay S&P 500 Index Fund

services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that the Fund’s total net expenses and net management fee compared favorably to peers.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are

32	MainStay S&P 500 Index Fund

transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the

Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay S&P 500 Index Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694709 MS164-16	MSSP10-06/16 (NYLIM) NL0A6

MainStay Target Date Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund(s) during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.15 0.37%	–6.50 –1.06%	3.69 4.87%	3.68 4.35%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.14 0.39	–6.57 –1.13	3.60 4.78	3.62 4.29	1.47 1.47
Class I Shares	No Sales Charge		0.54	–0.78	5.14	4.62	1.00
Class R1 Shares[4]	No Sales Charge		0.38	–0.94	5.02	4.51	1.10
Class R2 Shares[5]	No Sales Charge		0.28	–1.15	4.78	4.27	1.35
Class R3 Shares[6]	No Sales Charge		0.20	–1.39	4.52	4.00	1.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	0.43%	1.21%	11.02%	5.92%
MSCI EAFE® Index[8]	–3.07	–9.32	1.69	–0.44
Barclays U.S. Aggregate Bond Index[9]	2.82	2.72	3.60	4.90
Retirement 2010 Composite Index[10]	1.86	1.71	6.11	4.65
Average Lipper Mixed-Asset Target 2010 Fund[11]	1.14	–0.96	4.11	3.35

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2010 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,003.70	$1.84	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,003.90	$2.34	$1,022.50	$2.36

Class I Shares	$1,000.00	$1,005.40	$0.60	$1,024.30	$0.60

Class R1 Shares	$1,000.00	$1,003.80	$1.10	$1,023.80	$1.11

Class R2 Shares	$1,000.00	$1,002.80	$2.34	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,002.00	$3.58	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 0.37% for Class A shares and 0.39% for Investor Class shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 0.54%, Class R1 share returned 0.38%, Class R2 shares returned 0.28% and Class R3 shares returned 0.20%. For the six months ended April 30, 2016, Class I shares outperformed—and all other share classes underperformed—the 0.43% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index2 and the 1.86% return of the Retirement 2010 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 1.14% return of the Average Lipper3 Mixed-Asset Target 2010 Fund for the six months ended April 30, 2016. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of primary investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates. For more information about this change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for some of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Retirement 2010 Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks detracted from relative performance.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. The Fund’s limited position in world government bonds also detracted from relative performance. Those shortfalls were offset by a tilt toward value equities over growth equities and a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

timely reallocation into high-yield bonds when spreads4 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Retirement 2010 Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, as have yields on bonds issued by governments of other developed nations, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to speculative-grade instruments.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we believed that there was potential for further dollar strength and that using hedged vehicles might help mitigate that risk. The Fund reduced its allocations to MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely lower supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, the highest returns came from two very small positions held in the emerging-market equity portion of the Fund: Market Vectors Africa Index ETF and the SPDR S&P Emerging Markets Small Cap ETF. The two worst-performing Underlying Funds were also small holdings in the same portion of the Fund: MainStay Large Cap Growth Fund and iShares MSCI Poland Capped ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Retirement 2010 Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Epoch International Small Cap Fund and MainStay International Equity Fund both had negative returns for the entire reporting period, variations in the size of these positions within the Fund resulted in small positive contributions by both of these Underlying Funds. (Contributions take weightings and total returns into account.) The Fund held more of these Underlying Funds in periods when their performance was strong and held less of these Underlying Funds when their performance was weak. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay Epoch U.S. All Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation-indexed bonds were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant positive contributors to the Fund’s performance. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from MainStay Floating Rate Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 86.8%†
Equity Funds 29.4%
IQ 50 Percent Hedged FTSE Europe ETF	9,014	$159,232
IQ 50 Percent Hedged FTSE International ETF	14,459	254,334
IQ Global Resources ETF	1,938	48,022
MainStay Common Stock Fund Class I	147,236	2,865,217
MainStay Epoch International Small Cap Fund Class I	39,518	847,267
MainStay Epoch U.S. All Cap Fund Class I	127,461	3,118,972
MainStay Epoch U.S. Equity Yield Fund Class I	9,721	137,259
MainStay ICAP Equity Fund Class I	52,439	2,164,144
MainStay ICAP International Fund Class I	71,048	2,181,164
MainStay International Equity Fund Class I	71,746	961,395
MainStay Large Cap Growth Fund Class I	198,808	1,846,925
MainStay MAP Fund Class I	83,072	2,969,827
MainStay S&P 500 Index Fund Class I	31,611	1,463,925

Total Equity Funds (Cost $16,087,359)		19,017,683

Fixed Income Funds 57.4%
MainStay Floating Rate Fund Class I	41,610	379,903
MainStay High Yield Corporate Bond Fund Class I	867,148	4,769,311
MainStay Indexed Bond Fund Class I (a)	1,288,380	14,185,064
MainStay Short Duration High Yield Fund Class I	188,148	1,808,102
MainStay Total Return Bond Fund Class I	1,510,353	15,934,224

Total Fixed Income Funds (Cost $37,224,245)		37,076,604

Total Affiliated Investment Companies (Cost $53,311,604)		56,094,287

Unaffiliated Investment Companies 11.4%
Equity Funds 5.8%
iShares MSCI All Country Asia ex-Japan ETF	8,712	470,535
iShares MSCI Frontier 100 ETF	2,980	74,947
iShares MSCI India ETF	2,411	65,242
iShares MSCI Philippines ETF	1,817	63,650
iShares MSCI Poland Capped ETF	1,451	27,482
iShares Russell 2000 Index ETF	23,406	2,629,898
SPDR S&P Emerging Markets Small Cap ETF	8,968	351,994
Market Vectors Africa Index ETF	2,244	47,640
VanEck Vectors India Small-Cap Index ETF	1,039	41,695

Total Equity Funds (Cost $3,852,970)		3,773,083

Fixed Income Funds 5.6%
iShares TIPS Bond ETF	9,703	1,114,681
Vanguard Short-Term Inflation-Protected Securities ETF (b)	50,562	2,479,560

Total Fixed Income Funds (Cost $3,589,716)		3,594,241

Total Unaffiliated Investment Companies (Cost $7,442,686)		7,367,324

	Principal Amount	Value
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,823,778 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $1,785,000 and a Market Value of $1,860,764)	$1,823,773	$1,823,773

Total Short-Term Investment (Cost $1,823,773)		1,823,773

Total Investments (Cost $62,578,063) (c)	101.0%	65,285,384
Other Assets, Less Liabilities	(1.0)	(631,349)
Net Assets	100.0%	$64,654,035

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2016, cost was $63,290,465 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$3,063,019
Gross unrealized depreciation	(1,068,100)

Net unrealized appreciation	$1,994,919

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$19,017,683	$—	$—	$19,017,683
Fixed Income Funds	37,076,604	—	—	37,076,604

Total Affiliated Investment Companies	56,094,287	—	—	56,094,287

Unaffiliated Investment Companies
Equity Funds	3,773,083	—	—	3,773,083
Fixed Income Funds	3,594,241	—	—	3,594,241

Total Unaffiliated Investment Companies	7,367,324	—	—	7,367,324

Short-Term Investment
Repurchase Agreement	—	1,823,773	—	1,823,773

Total Investments in Securities	$63,461,611	$1,823,773	$—	$65,285,384

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $53,311,604)	$56,094,287
Investment in unaffiliated investment companies, at value (identified cost $7,442,686)	7,367,324
Repurchase agreement, at value (identified cost $1,823,773)	1,823,773
Receivables:
Fund shares sold	50,976
Manager (See Note 3)	11,579
Other assets	35,843

Total assets	65,383,782

Liabilities
Due to custodian	662,213
Payables:
Fund shares redeemed	21,959
Professional fees	20,208
Transfer agent (See Note 3)	16,555
Custodian	3,051
Shareholder communication	2,645
NYLIFE Distributors (See Note 3)	2,313
Trustees	48
Accrued expenses	755

Total liabilities	729,747

Net assets	$64,654,035

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,450
Additional paid-in capital	61,109,161

61,115,611
Undistributed net investment income	195,158
Accumulated net realized gain (loss) on	635,945
Net unrealized appreciation (depreciation) on investments	2,707,321

Net assets	$64,654,035

Class A
Net assets applicable to outstanding shares	$7,386,104

Shares of beneficial interest outstanding	741,611

Net asset value per share outstanding	$9.96
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.54

Investor Class
Net assets applicable to outstanding shares	$1,466,663

Shares of beneficial interest outstanding	146,577

Net asset value per share outstanding	$10.01
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.59

Class I
Net assets applicable to outstanding shares	$38,231,883

Shares of beneficial interest outstanding	3,809,749

Net asset value and offering price per share outstanding	$10.04

Class R1
Net assets applicable to outstanding shares	$15,075,910

Shares of beneficial interest outstanding	1,502,510

Net asset value and offering price per share outstanding	$10.03

Class R2
Net assets applicable to outstanding shares	$2,482,834

Shares of beneficial interest outstanding	248,830

Net asset value and offering price per share outstanding	$9.98

Class R3
Net assets applicable to outstanding shares	$10,641

Shares of beneficial interest outstanding	1,048

Net asset value and offering price per share outstanding (a)	$10.16

(a)	The difference between the recalculated and stated NAV was caused by rounding.

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$833,888
Dividend distributions from unaffiliated investment companies	40,943
Interest	77

Total income	874,908

Expenses
Transfer agent (See Note 3)	51,844
Registration	32,544
Manager (See Note 3)	31,945
Professional fees	18,422
Distribution/Service—Class A (See Note 3)	9,012
Distribution/Service—Investor Class (See Note 3)	1,729
Distribution/Service—Class R2 (See Note 3)	2,964
Distribution/Service—Class R3 (See Note 3)	26
Shareholder service (See Note 3)	8,677
Custodian	4,534
Shareholder communication	2,879
Trustees	744
Miscellaneous	4,194

Total expenses before waiver/reimbursement	169,514
Expense waiver/reimbursement from Manager (See Note 3)	(106,482)

Net expenses	63,032

Net investment income (loss)	811,876

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(191,336)
Unaffiliated investment company transactions	(127,897)
Capital gain distributions from affiliated investment companies	1,667,556

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,348,323

Net change in unrealized appreciation (depreciation) on investments	(1,880,070)

Net realized and unrealized gain (loss) on investments	(531,747)

Net increase (decrease) in net assets resulting from operations	$280,129

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$811,876	$1,484,219
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,348,323	1,562,080
Net change in unrealized appreciation (depreciation) on investments	(1,880,070)	(2,094,632)

Net increase (decrease) in net assets resulting from operations	280,129	951,667

Dividends and distributions to shareholders:
From net investment income:
Class A	(157,403)	(184,184)
Investor Class	(28,055)	(20,835)
Class I	(929,470)	(910,631)
Class R1	(360,643)	(334,395)
Class R2	(49,796)	(43,460)
Class R3	(188)	(142)

	(1,525,555)	(1,493,647)

From net realized gain on investments:
Class A	(154,293)	(249,564)
Investor Class	(28,585)	(32,806)
Class I	(811,702)	(1,078,796)
Class R1	(323,018)	(417,833)
Class R2	(50,897)	(65,500)
Class R3	(219)	(254)

	(1,368,714)	(1,844,753)

Total dividends and distributions to shareholders	(2,894,269)	(3,338,400)

Capital share transactions:
Net proceeds from sale of shares	3,433,717	13,106,880
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,894,269	3,336,802
Cost of shares redeemed	(5,489,988)	(23,487,907)

Increase (decrease) in net assets derived from capital share transactions	837,998	(7,044,225)

Net increase (decrease) in net assets	(1,776,142)	(9,430,958)

Net Assets
Beginning of period	66,430,177	75,861,135

End of period	$64,654,035	$66,430,177

Undistributed net investment income at end of period	$195,158	$908,837

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.37		$10.70	$10.74	$10.10	$10.01	$10.04

Net investment income (loss) (a)	0.12		0.21	0.18	0.18	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.09)		(0.09)	0.49	0.99	0.68	0.14

Total from investment operations	0.03		0.12	0.67	1.17	0.87	0.36

Less dividends and distributions:
From net investment income	(0.22)		(0.19)	(0.20)	(0.28)	(0.22)	(0.25)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.44)		(0.45)	(0.71)	(0.53)	(0.78)	(0.39)

Net asset value at end of period	$9.96		$10.37	$10.70	$10.74	$10.10	$10.01

Total investment return (b)	0.37	%(c)	1.21%	6.54%	12.16%	9.40%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36	%††	2.03%	1.75%	1.78%	1.93%	2.18%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.70	%††	0.68%	0.67%	0.75%	0.69%	0.78%
Portfolio turnover rate	21%		48%	69%	82%	95%	107%
Net assets at end of period (in 000’s)	$7,386		$7,498	$9,099	$24,907	$6,064	$6,358

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.41		$10.73	$10.77	$10.13	$10.03	$10.07

Net investment income (loss) (a)	0.11		0.19	0.18	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.08)		(0.08)	0.48	0.97	0.69	0.13

Total from investment operations	0.03		0.11	0.66	1.16	0.87	0.34

Less dividends and distributions:
From net investment income	(0.21)		(0.17)	(0.19)	(0.27)	(0.21)	(0.24)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.43)		(0.43)	(0.70)	(0.52)	(0.77)	(0.38)

Net asset value at end of period	$10.01		$10.41	$10.73	$10.77	$10.13	$10.03

Total investment return (b)	0.39	%(c)	1.04%	6.46%	12.06%	9.35%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27	%††	1.79%	1.67%	1.81%	1.79%	2.03%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.09	%††	0.90%	0.76%	1.01%	1.11%	1.42%
Portfolio turnover rate	21%		48%	69%	82%	95%	107%
Net assets at end of period (in 000’s)	$1,467		$1,389	$1,343	$1,245	$977	$601

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.46		$10.79	$10.83	$10.19	$10.08	$10.11

Net investment income (loss) (a)	0.13		0.23	0.21	0.22	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.08)		(0.08)	0.49	0.98	0.69	0.14

Total from investment operations	0.05		0.15	0.70	1.20	0.91	0.38

Less dividends and distributions:
From net investment income	(0.25)		(0.22)	(0.23)	(0.31)	(0.24)	(0.27)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.47)		(0.48)	(0.74)	(0.56)	(0.80)	(0.41)

Net asset value at end of period	$10.04		$10.46	$10.79	$10.83	$10.19	$10.08

Total investment return (b)	0.54	%(c)	1.46%	6.79%	12.41%	9.72%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61	%††	2.17%	2.02%	2.18%	2.25%	2.36%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.45	%††	0.43%	0.42%	0.50%	0.44%	0.53%
Portfolio turnover rate	21%		48%	69%	82%	95%	107%
Net assets at end of period (in 000’s)	$38,232		$39,519	$45,279	$31,739	$29,583	$43,984

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2016*		Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.12		0.22	0.04
Net realized and unrealized gain (loss) on investments	(0.09)		(0.08)	(0.03)

Total from investment operations	0.03		0.14	0.01

Less dividends and distributions:
From net investment income	(0.24)		(0.21)	—
From net realized gain on investments	(0.22)		(0.26)	—

Total dividends and distributions	(0.46)		(0.47)	—

Net asset value at end of period	$10.03		$10.46	$10.79

Total investment return (b)	0.38	%(c)	1.35%	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52	%††	2.06%	2.07	%††
Net expenses (e)	0.22	%††	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.55	%††	0.53%	0.54	%††
Portfolio turnover rate	21%		48%	69%
Net assets at end of period (in 000’s)	$15,076		$15,645	$17,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.39		$10.71	$10.75	$10.12	$10.01	$10.05

Net investment income (loss) (a)	0.11		0.19	0.17	0.21	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.09)		(0.08)	0.50	0.94	0.70	0.14

Total from investment operations	0.02		0.11	0.67	1.15	0.88	0.34

Less dividends and distributions:
From net investment income	(0.21)		(0.17)	(0.20)	(0.27)	(0.21)	(0.24)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.43)		(0.43)	(0.71)	(0.52)	(0.77)	(0.38)

Net asset value at end of period	$9.98		$10.39	$10.71	$10.75	$10.12	$10.01

Total investment return (b)	0.28	%(c)	1.11%	6.58%	11.91%	9.33%	3.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	1.79%	1.65%	2.02%	1.82%	2.04%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.80	%††	0.78%	0.77%	0.85%	0.79%	0.88%
Portfolio turnover rate	21%		48%	69%	82%	95%	107%
Net assets at end of period (in 000’s)	$2,483		$2,368	$2,652	$2,428	$16,234	$14,890

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.55		$10.87	$10.73	$10.09	$10.00	$10.04

Net investment income (loss) (a)	0.10		0.17	0.15	0.19	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.08)		(0.08)	0.50	0.94	0.69	0.13

Total from investment operations	0.02		0.09	0.65	1.13	0.84	0.31

Less dividends and distributions:
From net investment income	(0.19)		(0.15)	—	(0.24)	(0.19)	(0.21)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.41)		(0.41)	(0.51)	(0.49)	(0.75)	(0.35)

Net asset value at end of period	$10.16		$10.55	$10.87	$10.73	$10.09	$10.00

Total investment return (b)	0.20	%(c)	0.83%	6.27%	11.76%	9.05%	3.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03	%††	1.55%	1.44%	1.84%	1.55%	1.82%
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.05	%††	1.03%	1.02%	1.10%	1.04%	1.13%
Portfolio turnover rate	21%		48%	69%	82%	95%	107%
Net assets at end of period (in 000’s)	$11		$11	$11	$13	$867	$735

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.18 –0.72%	–7.98 –2.62%	4.06 5.25%	3.47 4.13%	1.14 1.14%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.27 –0.82	–8.06 –2.71	3.96 5.14	3.37 4.04	1.30 1.30
Class I Shares	No Sales Charge		–0.56	–2.28	5.53	4.39	0.89
Class R1 Shares[4]	No Sales Charge		–0.67	–2.47	5.42	4.29	0.99
Class R2 Shares[5]	No Sales Charge		–0.81	–2.71	5.13	4.03	1.24
Class R3 Shares[6]	No Sales Charge		–0.83	–2.88	4.89	3.77	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	0.43%	1.21%	11.02%	5.92%
MSCI EAFE® Index[8]	–3.07	–9.32	1.69	–0.44
Barclays U.S. Aggregate Bond Index[9]	2.82	2.72	3.60	4.90
Retirement 2020 Composite Index[10]	1.19	0.80	6.83	4.51
Average Lipper Mixed-Asset Target 2020 Fund[11]	0.69	–1.79	4.42	3.11

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2020 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016 to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$992.80	$1.83	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$991.80	$2.33	$1,022.50	$2.36

Class I Shares	$1,000.00	$994.40	$0.60	$1,024.30	$0.60

Class R1 Shares	$1,000.00	$993.30	$1.09	$1,023.80	$1.11

Class R2 Shares	$1,000.00	$991.90	$2.33	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$991.70	$3.57	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Retirement 2020 Fund returned –0.72% for Class A shares and –0.82% for Investor Class shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –0.56%, Class R1 share returned –0.67%, Class R2 shares returned –0.81% and Class R3 shares returned –0.83%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index2 and the 1.19% return of the Retirement 2020 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 0.69% return of the Average Lipper3 Mixed-Asset Target 2020 Fund for the six months ended April 30, 2016. See page 20 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of primary investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates. For more information about this change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for some of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Retirement 2020 Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks detracted from relative performance.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. The Fund’s limited position in world government bonds also detracted from relative performance. Those shortfalls were offset by a tilt toward value equities over growth equities and a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay Retirement 2020 Fund

timely reallocation into high-yield bonds when spreads4 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Retirement 2020 Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, as have yields on bonds issued by governments of other developed nations, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to speculative-grade instruments.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we believed that there was potential for further dollar strength and that using hedged vehicles might help mitigate that risk. The Fund reduced its allocations to MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely lower supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, the highest returns came from two very small positions held in the emerging-market equity portion of the Fund: Market Vectors Africa Index ETF and the SPDR S&P Emerging Markets Small Cap ETF. The two worst-performing Underlying Funds were also small holdings in the same portion of the Fund: MainStay Large Cap Growth Fund and iShares MSCI Poland Capped ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

25

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Epoch International Small Cap Fund and MainStay International Equity Fund both had negative returns for the entire reporting period, variations in the size of these positions within the Fund resulted in small positive contributions by both of these Underlying Funds. (Contributions take weightings and total returns into account.) The Fund held more of these Underlying Funds in periods when their performance was strong and less of these Underlying Funds when their performance was weak. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay Epoch U.S. All Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation-indexed bonds were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, a large position in MainStay Total Return Bond Fund was the most significant positive contributor to the Fund’s performance. A much smaller position in MainStay High Yield Corporate Bond Fund also added to the Fund’s performance. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from MainStay Floating Rate Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 85.5%†
Equity Funds 47.2%
IQ 50 Percent Hedged FTSE Europe ETF	23,842	$421,169
IQ 50 Percent Hedged FTSE International ETF	36,443	641,032
IQ Global Resources ETF	8,029	198,950
MainStay Common Stock Fund Class I (a)	623,002	12,123,613
MainStay Epoch International Small Cap Fund Class I (a)	178,689	3,831,096
MainStay Epoch U.S. All Cap Fund Class I	495,191	12,117,327
MainStay Epoch U.S. Equity Yield Fund Class I	38,939	549,813
MainStay ICAP Equity Fund Class I	222,164	9,168,694
MainStay ICAP International Fund Class I	357,724	10,982,132
MainStay International Equity Fund Class I	355,376	4,762,044
MainStay Large Cap Growth Fund Class I	706,338	6,561,878
MainStay MAP Fund Class I	351,062	12,550,456
MainStay S&P 500 Index Fund Class I	161,190	7,464,694

Total Equity Funds (Cost $72,431,128)		81,372,898

Fixed Income Funds 38.3%
MainStay Floating Rate Fund Class I	15,986	145,948
MainStay High Yield Corporate Bond Fund Class I	1,610,794	8,859,365
MainStay Indexed Bond Fund Class I (a)	1,283,513	14,131,482
MainStay Short Duration High Yield Fund Class I	492,361	4,731,590
MainStay Total Return Bond Fund Class I	3,605,788	38,041,067

Total Fixed Income Funds (Cost $66,174,244)		65,909,452

Total Affiliated Investment Companies (Cost $138,605,372)		147,282,350

Unaffiliated Investment Companies 11.9%
Equity Funds 7.8%
iShares MSCI All Country Asia ex-Japan ETF	33,827	1,826,996
iShares MSCI Frontier 100 ETF	11,767	295,940
iShares MSCI India ETF	9,689	262,184
iShares MSCI Philippines ETF	7,178	251,445
iShares MSCI Poland Capped ETF	5,818	110,193
iShares Russell 2000 Index ETF	80,691	9,066,441
SPDR S&P Emerging Markets Small Cap ETF	35,116	1,378,303
Market Vectors Africa Index ETF	9,190	195,104
VanEck Vectors India Small-Cap Index ETF	4,251	170,593

Total Equity Funds (Cost $13,260,242)		13,557,199

Fixed Income Funds 4.1%
iShares TIPS Bond ETF	18,762	2,155,378
Vanguard Short-Term Inflation-Protected Securities ETF (b)	99,074	4,858,589

Total Fixed Income Funds (Cost $6,926,795)		7,013,967

Total Unaffiliated Investment Companies (Cost $20,187,037)		20,571,166

	Principal Amount	Value
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $5,759,520 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.12% and a maturity date of 6/2/21, with a Principal Amount of $5,820,000 and a Market Value of $5,878,200)	$5,759,506	$5,759,506

Total Short-Term Investment (Cost $5,759,506)		5,759,506

Total Investments (Cost $164,551,915) (c)	100.7%	173,613,022
Other Assets, Less Liabilities	(0.7)	(1,243,444)
Net Assets	100.0%	$172,369,578

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2016, cost was $166,477,462 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,989,137
Gross unrealized depreciation	(2,853,577)

Net unrealized appreciation	$7,135,560

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$81,372,898	$—	$—	$81,372,898
Fixed Income Funds	65,909,452	—	—	65,909,452

Total Affiliated Investment Companies	147,282,350	—	—	147,282,350

Unaffiliated Investment Companies
Equity Funds	13,557,199	—	—	13,557,199
Fixed Income Funds	7,013,967	—	—	7,013,967

Total Unaffiliated Investment Companies	20,571,166	—	—	20,571,166

Short-Term Investment
Repurchase Agreement	—	5,759,506	—	5,759,506

Total Investments in Securities	$167,853,516	$5,759,506	$—	$173,613,022

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $138,605,372)	$147,282,350
Investment in unaffiliated investment companies, at value (identified cost $20,187,037)	20,571,166
Repurchase agreement, at value (identified cost $5,759,506)	5,759,506
Receivables:
Fund shares sold	533,412
Manager (See Note 3)	1,888
Other assets	36,917

Total assets	174,185,239

Liabilities
Due to custodian	1,753,232
Payables:
Professional fees	21,049
Transfer agent (See Note 3)	19,910
NYLIFE Distributors (See Note 3)	5,791
Shareholder communication	5,708
Fund shares redeemed	5,600
Custodian	2,869
Trustees	97
Accrued expenses	1,405

Total liabilities	1,815,661

Net assets	$172,369,578

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,765
Additional paid-in capital	160,253,660

160,270,425
Undistributed net investment income	34,244
Accumulated net realized gain (loss) on investments	3,003,802
Net unrealized appreciation (depreciation) on investments	9,061,107

Net assets	$172,369,578

Class A
Net assets applicable to outstanding shares	$17,509,797

Shares of beneficial interest outstanding	1,710,856

Net asset value per share outstanding	$10.23
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.83

Investor Class
Net assets applicable to outstanding shares	$7,776,775

Shares of beneficial interest outstanding	758,504

Net asset value per share outstanding	$10.25
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.85

Class I
Net assets applicable to outstanding shares	$113,013,754

Shares of beneficial interest outstanding	10,984,001

Net asset value and offering price per share outstanding	$10.29

Class R1
Net assets applicable to outstanding shares	$31,335,560

Shares of beneficial interest outstanding	3,044,320

Net asset value and offering price per share outstanding	$10.29

Class R2
Net assets applicable to outstanding shares	$2,651,140

Shares of beneficial interest outstanding	259,050

Net asset value and offering price per share outstanding	$10.23

Class R3
Net assets applicable to outstanding shares	$82,552

Shares of beneficial interest outstanding	7,988

Net asset value and offering price per share outstanding (a)	$10.34

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,057,351
Dividend distributions from unaffiliated investment companies	149,791
Interest	225

Total income	2,207,367

Expenses
Manager (See Note 3)	83,928
Transfer agent (See Note 3)	60,012
Distribution/Service—Class A (See Note 3)	21,687
Distribution/Service—Investor Class (See Note 3)	9,242
Distribution/Service—Class R2 (See Note 3)	3,225
Distribution/Service—Class R3 (See Note 3)	146
Registration	33,637
Professional fees	20,526
Shareholder service (See Note 3)	16,199
Shareholder communication	6,596
Custodian	4,876
Trustees	1,931
Miscellaneous	5,291

Total expenses before waiver/reimbursement	267,296
Expense waiver/reimbursement from Manager (See Note 3)	(108,191)

Net expenses	159,105

Net investment income (loss)	2,048,262

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(839,484)
Unaffiliated investment company transactions	(423,069)
Capital gain distributions from affiliated investment companies	6,192,078

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,929,525

Net change in unrealized appreciation (depreciation) on investments	(7,970,707)

Net realized and unrealized gain (loss) on investments	(3,041,182)

Net increase (decrease) in net assets resulting from operations	$(992,920)

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,048,262	$3,117,175
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,929,525	3,927,976
Net change in unrealized appreciation (depreciation) on investments	(7,970,707)	(4,068,026)

Net increase (decrease) in net assets resulting from operations	(992,920)	2,977,125

Dividends and distributions to shareholders:
From net investment income:
Class A	(338,462)	(360,408)
Investor Class	(135,099)	(97,736)
Class I	(2,425,369)	(2,101,206)
Class R1	(614,005)	(534,673)
Class R2	(48,598)	(72,620)
Class R3	(974)	(933)

	(3,562,507)	(3,167,576)

From net realized gain on investments:
Class A	(408,901)	(480,136)
Investor Class	(171,975)	(141,819)
Class I	(2,601,099)	(2,302,336)
Class R1	(692,417)	(604,926)
Class R2	(61,650)	(101,105)
Class R3	(1,392)	(1,606)

	(3,937,434)	(3,631,928)

Total dividends and distributions to shareholders	(7,499,941)	(6,799,504)

Capital share transactions:
Net proceeds from sale of shares	11,583,252	31,088,360
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,499,691	6,799,377
Cost of shares redeemed	(10,839,276)	(39,689,097)

Increase (decrease) in net assets derived from capital share transactions	8,243,667	(1,801,360)

Net increase (decrease) in net assets	(249,194)	(5,623,739)

Net Assets
Beginning of period	172,618,772	178,242,511

End of period	$172,369,578	$172,618,772

Undistributed net investment income at end of period	$34,244	$1,548,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.76		$10.99	$10.70	$9.65	$9.47	$9.53

Net investment income (loss) (a)	0.11		0.20	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.19)		(0.04)	0.64	1.34	0.71	0.11

Total from investment operations	(0.08)		0.16	0.79	1.50	0.88	0.29

Less dividends and distributions:
From net investment income	(0.20)		(0.17)	(0.17)	(0.23)	(0.17)	(0.20)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.45)		(0.39)	(0.50)	(0.45)	(0.70)	(0.35)

Net asset value at end of period	$10.23		$10.76	$10.99	$10.70	$9.65	$9.47

Total investment return (b)	(0.72	%)(c)	1.50%	7.59%	16.17%	10.11%	3.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25	% ††	1.81%	1.40%	1.56%	1.82%	1.87%
Net expenses (d)	0.37	% ††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.50	% ††	0.50%	0.52%	0.60%	0.60%	0.67%
Portfolio turnover rate	19%		49%	64%	71%	95%	97%
Net assets at end of period (in 000’s)	$17,510		$17,155	$21,397	$45,057	$12,441	$14,032

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.78		$11.00	$10.71	$9.67	$9.48	$9.54

Net investment income (loss) (a)	0.11		0.16	0.14	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.20)		(0.01)	0.64	1.33	0.73	0.12

Total from investment operations	(0.09)		0.15	0.78	1.49	0.88	0.28

Less dividends and distributions:
From net investment income	(0.19)		(0.15)	(0.16)	(0.23)	(0.16)	(0.19)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.44)		(0.37)	(0.49)	(0.45)	(0.69)	(0.34)

Net asset value at end of period	$10.25		$10.78	$11.00	$10.71	$9.67	$9.48

Total investment return (b)	(0.82	%)(c)	1.46%	7.51%	15.96%	10.08%	2.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	% ††	1.46%	1.27%	1.63%	1.62%	1.71%
Net expenses (d)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.67	% ††	0.66%	0.69%	0.80%	0.81%	0.88%
Portfolio turnover rate	19%		49%	64%	71%	95%	97%
Net assets at end of period (in 000’s)	$7,777		$7,395	$6,840	$5,637	$3,803	$2,960

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.83		$11.06	$10.76	$9.72	$9.52	$9.57

Net investment income (loss) (a)	0.13		0.20	0.17	0.20	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.19)		(0.01)	0.65	1.32	0.73	0.12

Total from investment operations	(0.06)		0.19	0.82	1.52	0.92	0.32

Less dividends and distributions:
From net investment income	(0.23)		(0.20)	(0.19)	(0.26)	(0.19)	(0.22)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.48)		(0.42)	(0.52)	(0.48)	(0.72)	(0.37)

Net asset value at end of period	$10.29		$10.83	$11.06	$10.76	$9.72	$9.52

Total investment return (b)	(0.56	%)(c)	1.82%	7.90%	16.28%	10.47%	3.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51	% ††	1.82%	1.58%	1.96%	2.05%	2.03%
Net expenses (d)	0.12	% ††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.25	% ††	0.25%	0.26%	0.35%	0.35%	0.42%
Portfolio turnover rate	19%		49%	64%	71%	95%	97%
Net assets at end of period (in 000’s)	$113,014		$114,763	$114,587	$67,981	$52,164	$63,848

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2016*		Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.12		0.19	0.03
Net realized and unrealized gain (loss) on investments	(0.19)		(0.01)	(0.02)

Total from investment operations	(0.07)		0.18	0.01

Less dividends and distributions:
From net investment income	(0.22)		(0.20)	—
From net realized gain on investments	(0.25)		(0.22)	—

Total dividends and distributions	(0.47)		(0.42)	—

Net asset value at end of period	$10.29		$10.83	$11.07

Total investment return (b)	(0.67	%)(d)	1.67%	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40	% ††	1.74%	1.38	%††
Net expenses (e)	0.22	% ††	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.35	% ††	0.35%	0.35	%††
Portfolio turnover rate	19%		49%	64%
Net assets at end of period (in 000’s)	$31,336		$30,610	$30,258

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.76		$10.99	$10.70	$9.66	$9.47	$9.52

Net investment income (loss) (a)	0.11		0.17	0.14	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.20)		(0.02)	0.64	1.28	0.73	0.13

Total from investment operations	(0.09)		0.15	0.78	1.48	0.88	0.28

Less dividends and distributions:
From net investment income	(0.19)		(0.16)	(0.16)	(0.22)	(0.16)	(0.18)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.44)		(0.38)	(0.49)	(0.44)	(0.69)	(0.33)

Net asset value at end of period	$10.23		$10.76	$10.99	$10.70	$9.66	$9.47

Total investment return (b)	(0.81	%)(c)	1.43%	7.51%	15.93%	9.98%	3.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	% ††	1.59%	1.26%	2.01%	1.62%	1.61%
Net expenses (d)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.60	% ††	0.60%	0.61%	0.70%	0.70%	0.77%
Portfolio turnover rate	19%		49%	64%	71%	95%	97%
Net assets at end of period (in 000’s)	$2,651		$2,661	$5,082	$3,908	$25,259	$21,392

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.85		$11.08	$10.66	$9.62	$9.45	$9.51

Net investment income (loss) (a)	0.08		0.17	0.12	0.18	0.13	0.15
Net realized and unrealized gain (loss) on investments	(0.17)		(0.05)	0.63	1.28	0.72	0.11

Total from investment operations	(0.09)		0.12	0.75	1.46	0.85	0.26

Less dividends and distributions:
From net investment income	(0.17)		(0.13)	(0.00)‡	(0.20)	(0.15)	(0.17)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.42)		(0.35)	(0.33)	(0.42)	(0.68)	(0.32)

Net asset value at end of period	$10.34		$10.85	$11.08	$10.66	$9.62	$9.45

Total investment return (b)	(0.83	%)(c)	1.13%	7.22%	15.71%	9.71%	2.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	% ††	1.52%	1.13%	1.82%	1.41%	1.52%
Net expenses (d)	0.72	% ††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.85	% ††	0.85%	0.86%	0.96%	0.95%	1.02%
Portfolio turnover rate	19%		49%	64%	71%	95%	97%
Net assets at end of period (in 000’s)	$83		$35	$78	$122	$2,085	$2,060

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.08 –1.68%	–9.17 –3.89%	4.48 5.67%	3.23 3.89%	1.18 1.18%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.08 –1.67	–9.25 –3.96	4.37 5.55	3.13 3.79	1.40 1.40
Class I Shares	No Sales Charge		–1.52	–3.63	5.91	4.14	0.93
Class R1 Shares[4]	No Sales Charge		–1.53	–3.73	5.80	4.03	1.03
Class R2 Shares[5]	No Sales Charge		–1.69	–3.99	5.53	3.76	1.28
Class R3 Shares[6]	No Sales Charge		–1.83	–4.19	5.29	3.52	1.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	0.43%	1.21%	11.02%	5.92%
MSCI EAFE® Index[8]	–3.07	–9.32	1.69	–0.44
Barclays U.S. Aggregate Bond Index[9]	2.82	2.72	3.60	4.90
Retirement 2030 Composite Index[10]	0.59	–0.01	7.63	4.50
Average Lipper Mixed-Asset Target 2030 Fund[11]	0.07	–3.02	5.02	3.11

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2030 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026 to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$983.20	$1.82	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$983.30	$2.32	$1,022.50	$2.36

Class I Shares	$1,000.00	$984.80	$0.59	$1,024.30	$0.60

Class R1 Shares	$1,000.00	$984.70	$1.09	$1,023.80	$1.11

Class R2 Shares	$1,000.00	$983.10	$2.32	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$981.70	$3.55	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

37

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Retirement 2030 Fund returned –1.68% for Class A shares and –1.67% for Investor Class shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –1.52%, Class R1 share returned –1.53%, Class R2 shares returned –1.69% and Class R3 shares returned –1.83%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index2 and the 0.59% return of the Retirement 2030 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 0.07% return of the Average Lipper3 Mixed-Asset Target 2030 Fund for the six months ended April 30, 2016. See page 35 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of primary investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates. For more information about this change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for some of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Retirement 2030 Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks detracted from relative performance.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. The Fund’s limited position in world government bonds also detracted from relative performance. Those shortfalls were offset by a tilt toward value equities over growth equities and a timely reallocation into high-yield bonds when spreads4 were especially wide. As a result, asset class policy added positively

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.

39

to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Retirement 2030 Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, as have yields on bonds issued by governments of other developed nations, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to speculative-grade instruments.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we believed that there was potential for further dollar strength and that using hedged vehicles might help mitigate that risk. The Fund reduced its allocations to MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely lower supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, the highest returns came from two very small positions held in the emerging-market equity portion of the Fund: Market Vectors Africa Index ETF and the SPDR S&P Emerging Markets Small Cap ETF. The two worst-performing Underlying Funds were also small holdings in the same portion of the Fund: MainStay Large Cap Growth Fund and iShares MSCI Poland Capped ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Epoch International Small Cap Fund and MainStay International Equity Fund both had negative returns for

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

40	MainStay Retirement 2030 Fund

the entire reporting period, variations in the size of these positions within the Fund resulted in small positive contributions by both of these Underlying Funds. (Contributions take weightings and total returns into account.) The Fund held more of these Underlying Funds in periods when their performance was strong and held less of these Underlying Funds when their performance was weak. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay Epoch U.S. All Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation indexed bonds were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, a large position in MainStay Total Return Bond Fund was the most significant positive contributor to the Fund’s performance. A much smaller position in MainStay High Yield Corporate Bond Fund also added to the Fund’s performance. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from MainStay Floating Rate Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 86.5%†
Equity Funds 62.9%
IQ 50 Percent Hedged FTSE Europe ETF	32,862	$580,507
IQ 50 Percent Hedged FTSE International ETF	48,960	861,207
IQ Global Resources ETF	14,571	361,053
MainStay Common Stock Fund Class I (a)	1,126,422	21,920,165
MainStay Epoch International Small Cap Fund Class I (a)	326,927	7,009,308
MainStay Epoch U.S. All Cap Fund Class I	886,231	21,686,076
MainStay Epoch U.S. Equity Yield Fund Class I	71,179	1,005,042
MainStay ICAP Equity Fund Class I	399,347	16,481,070
MainStay ICAP International Fund Class I	677,127	20,787,811
MainStay International Equity Fund Class I	672,566	9,012,389
MainStay Large Cap Growth Fund Class I	1,507,127	14,001,210
MainStay MAP Fund Class I	637,412	22,787,487
MainStay S&P 500 Index Fund Class I	317,009	14,680,676

Total Equity Funds (Cost $138,498,239)		151,174,001

Fixed Income Funds 23.6%
MainStay Floating Rate Fund Class I	138,767	1,266,943
MainStay High Yield Corporate Bond Fund Class I	2,076,425	11,420,337
MainStay Short Duration High Yield Fund Class I	680,967	6,544,090
MainStay Total Return Bond Fund Class I	3,540,940	37,356,918

Total Fixed Income Funds (Cost $56,620,140)		56,588,288

Total Affiliated Investment Companies (Cost $195,118,379)		207,762,289

Unaffiliated Investment Companies 11.1%
Equity Funds 10.1%
iShares MSCI All Country Asia ex-Japan ETF	59,481	3,212,569
iShares MSCI Frontier 100 ETF	20,076	504,911
iShares MSCI India ETF	17,032	460,886
iShares MSCI Philippines ETF	12,492	437,595
iShares MSCI Poland Capped ETF	10,161	192,449
iShares Russell 2000 Index ETF	146,693	16,482,426
SPDR S&P Emerging Markets Small Cap ETF	61,309	2,406,378
Market Vectors Africa Index ETF	16,958	360,018
VanEck Vectors India Small-Cap Index ETF	7,588	304,507

Total Equity Funds (Cost $23,063,263)		24,361,739

Fixed Income Funds 1.0%
iShares TIPS Bond ETF	6,283	721,791
Vanguard Short-Term Inflation-Protected Securities ETF (b)	31,425	1,541,082

Total Fixed Income Funds (Cost $2,227,615)		2,262,873

Total Unaffiliated Investment Companies (Cost $25,290,878)		26,624,612

	Principal Amount	Value
Short-Term Investment 3.1%
Repurchase Agreement 3.1%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $7,549,908 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.12% and a maturity date of 6/2/21, with a Principal Amount of $7,625,000 and a Market Value of $7,701,250)	$7,549,889	$7,549,889

Total Short-Term Investment (Cost $7,549,889)		7,549,889

Total Investments (Cost $227,959,146) (c)	100.7%	241,936,790
Other Assets, Less Liabilities	(0.7)	(1,637,007)
Net Assets	100.0%	$240,299,783

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2016, cost was $230,867,080 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$15,330,456
Gross unrealized depreciation	(4,260,746)

Net unrealized appreciation	$11,069,710

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$151,174,001	$—	$—	$151,174,001
Fixed Income Funds	56,588,288	—	—	56,588,288

Total Affiliated Investment Companies	207,762,289	—	—	207,762,289

Unaffiliated Investment Companies
Equity Funds	24,361,739	—	—	24,361,739
Fixed Income Funds	2,262,873	—	—	2,262,873

Total Unaffiliated Investment Companies	26,624,612	—	—	26,624,612

Short-Term Investment
Repurchase Agreement	—	7,549,889	—	7,549,889

Total Investments in Securities	$234,386,901	$7,549,889	$—	$241,936,790

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $195,118,379)	$207,762,289
Investment in unaffiliated investment companies, at value (identified cost $25,290,878)	26,624,612
Repurchase agreement, at value (identified cost $7,549,889)	7,549,889
Receivables:
Fund shares sold	204,508
Manager (See Note 3)	2,763
Other assets	37,406

Total assets	242,181,467

Liabilities
Due to custodian	1,806,568
Payables:
Transfer agent (See Note 3)	32,701
Professional fees	21,546
Shareholder communication	7,388
NYLIFE Distributors (See Note 3)	7,294
Custodian	3,175
Fund shares redeemed	1,498
Trustees	121
Accrued expenses	1,393

Total liabilities	1,881,684

Net assets	$240,299,783

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,338
Additional paid-in capital	221,027,019

221,050,357
Distributions in excess of net investment income	(454,009)
Accumulated net realized gain (loss) on investments	5,725,791
Net unrealized appreciation (depreciation) on investments	13,977,644

Net assets	$240,299,783

Class A
Net assets applicable to outstanding shares	$17,560,691

Shares of beneficial interest outstanding	1,716,796

Net asset value per share outstanding	$10.23
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.83

Investor Class
Net assets applicable to outstanding shares	$12,897,002

Shares of beneficial interest outstanding	1,259,915

Net asset value per share outstanding	$10.24
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.84

Class I
Net assets applicable to outstanding shares	$183,027,280

Shares of beneficial interest outstanding	17,755,531

Net asset value and offering price per share outstanding	$10.31

Class R1
Net assets applicable to outstanding shares	$21,759,333

Shares of beneficial interest outstanding	2,111,373

Net asset value and offering price per share outstanding	$10.31

Class R2
Net assets applicable to outstanding shares	$4,662,204

Shares of beneficial interest outstanding	456,606

Net asset value and offering price per share outstanding	$10.21

Class R3
Net assets applicable to outstanding shares	$393,273

Shares of beneficial interest outstanding	38,035

Net asset value and offering price per share outstanding	$10.34

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,758,215
Dividend distributions from unaffiliated investment companies	265,344
Interest	335

Total income	3,023,894

Expenses
Manager (See Note 3)	115,285
Transfer agent (See Note 3)	98,853
Distribution/Service—Class A (See Note 3)	20,360
Distribution/Service—Investor Class (See Note 3)	14,754
Distribution/Service—Class R2 (See Note 3)	5,517
Distribution/Service—Class R3 (See Note 3)	774
Registration	33,756
Professional fees	21,737
Shareholder service (See Note 3)	13,048
Shareholder communication	8,948
Custodian	5,219
Trustees	2,646
Miscellaneous	5,939

Total expenses before waiver/reimbursement	346,836
Expense waiver/reimbursement from Manager (See Note 3)	(142,376)

Net expenses	204,460

Net investment income (loss)	2,819,434

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,621,289)
Unaffiliated investment company transactions	(596,178)
Capital gain distributions from affiliated investment companies	10,851,442

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,633,975

Net change in unrealized appreciation (depreciation) on investments	(14,856,767)

Net realized and unrealized gain (loss) on investments	(6,222,792)

Net increase (decrease) in net assets resulting from operations	$(3,403,358)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,819,434	$3,762,645
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,633,975	5,553,683
Net change in unrealized appreciation (depreciation) on investments	(14,856,767)	(4,792,883)

Net increase (decrease) in net assets resulting from operations	(3,403,358)	4,523,445

Dividends and distributions to shareholders:
From net investment income:
Class A	(294,784)	(321,882)
Investor Class	(206,822)	(125,268)
Class I	(3,680,330)	(2,864,338)
Class R1	(431,399)	(353,384)
Class R2	(77,612)	(104,700)
Class R3	(4,368)	(3,375)

	(4,695,315)	(3,772,947)

From net realized gain on investments:
Class A	(398,732)	(428,173)
Investor Class	(293,188)	(183,073)
Class I	(4,400,889)	(3,186,132)
Class R1	(544,443)	(409,125)
Class R2	(110,954)	(146,783)
Class R3	(7,347)	(5,584)

	(5,755,553)	(4,358,870)

Total dividends and distributions to shareholders	(10,450,868)	(8,131,817)

Capital share transactions:
Net proceeds from sale of shares	18,569,468	39,206,051
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,450,868	8,130,813
Cost of shares redeemed	(14,656,632)	(33,727,378)

Increase (decrease) in net assets derived from capital share transactions	14,363,704	13,609,486

Net increase (decrease) in net assets	509,478	10,001,114

Net Assets
Beginning of period	239,790,305	229,789,191

End of period	$240,299,783	$239,790,305

Undistributed (distributions in excess of) net investment income at end of period	$(454,009)	$1,421,872

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.87		$11.03	$10.63	$9.11	$9.01	$8.97

Net investment income (loss) (a)	0.11		0.20	0.12	0.12	0.13	0.14
Net realized and unrealized gain (loss) on investments	(0.30)		0.01	0.76	1.73	0.73	0.09

Total from investment operations	(0.19)		0.21	0.88	1.85	0.86	0.23

Less dividends and distributions:
From net investment income	(0.19)		(0.16)	(0.15)	(0.19)	(0.13)	(0.14)
From net realized gain on investments	(0.26)		(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.45)		(0.37)	(0.48)	(0.33)	(0.76)	(0.19)

Net asset value at end of period	$10.23		$10.87	$11.03	$10.63	$9.11	$9.01

Total investment return (b)	(1.68	%)(c)	1.87%	8.47%	20.96%	10.50%	2.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	% ††	1.81%	1.12%	1.26%	1.49%	1.52%
Net expenses (d)	0.37	% ††	0.37%	0.37%	0.37%	0.36%	0.37%
Expenses (before waiver/reimbursement) (d)	0.49	% ††	0.49%	0.52%	0.61%	0.60%	0.65%
Portfolio turnover rate	18%		42%	68%	72%	101%	104%
Net assets at end of period (in 000’s)	$17,561		$15,685	$21,484	$36,051	$11,725	$13,573

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.87		$11.03	$10.64	$9.13	$9.03	$8.99

Net investment income (loss) (a)	0.11		0.14	0.10	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments	(0.29)		0.05	0.76	1.70	0.74	0.10

Total from investment operations	(0.18)		0.19	0.86	1.83	0.85	0.22

Less dividends and distributions:
From net investment income	(0.19)		(0.14)	(0.14)	(0.18)	(0.12)	(0.13)
From net realized gain on investments	(0.26)		(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.45)		(0.35)	(0.47)	(0.32)	(0.75)	(0.18)

Net asset value at end of period	$10.24		$10.87	$11.03	$10.64	$9.13	$9.03

Total investment return (b)	(1.67	%)(c)	1.74%	8.29%	20.74%	10.37%	2.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12	% ††	1.23%	0.93%	1.35%	1.20%	1.33%
Net expenses (d)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.71	% ††	0.71%	0.73%	0.83%	0.90%	0.98%
Portfolio turnover rate	18%		42%	68%	72%	101%	104%
Net assets at end of period (in 000’s)	$12,897		$11,606	$9,428	$7,020	$4,447	$2,768

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.96		$11.13	$10.73	$9.19	$9.08	$9.04

Net investment income (loss) (a)	0.13		0.18	0.14	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.30)		0.05	0.77	1.73	0.73	0.10

Total from investment operations	(0.17)		0.23	0.91	1.90	0.88	0.25

Less dividends and distributions:
From net investment income	(0.22)		(0.19)	(0.18)	(0.22)	(0.14)	(0.16)
From net realized gain on investments	(0.26)		(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.48)		(0.40)	(0.51)	(0.36)	(0.77)	(0.21)

Net asset value at end of period	$10.31		$10.96	$11.13	$10.73	$9.19	$9.08

Total investment return (b)	(1.52	%)(c)	2.05%	8.66%	21.34%	10.64%	2.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.50	% ††	1.62%	1.26%	1.73%	1.73%	1.58%
Net expenses (d)	0.12	% ††	0.12%	0.12%	0.12%	0.11%	0.12%
Expenses (before waiver/reimbursement) (d)	0.24	% ††	0.24%	0.26%	0.36%	0.35%	0.40%
Portfolio turnover rate	18%		42%	68%	72%	101%	104%
Net assets at end of period (in 000’s)	$183,027		$184,691	$169,153	$98,357	$80,756	$104,015

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2016*		Year ended October 31 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$10.95		$11.12	$11.13

Net investment income (loss) (a)	0.12		0.17	0.02
Net realized and unrealized gain (loss) on investments	(0.29)		0.05	(0.03)

Total from investment operations	(0.17)		0.22	(0.01)

Less dividends and distributions:
From net investment income	(0.21)		(0.18)	—
From net realized gain on investments	(0.26)		(0.21)	—

Total dividends and distributions	(0.47)		(0.39)	—

Net asset value at end of period	$10.31		$10.95	$11.12

Total investment return (b)	(1.53	%)(c)	1.98%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43	% ††	1.54%	0.85	% ††
Net expenses (e)	0.22	% ††	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.34	% ††	0.34%	0.35	% ††
Portfolio turnover rate	18%		42%	68%
Net assets at end of period (in 000’s)	$21,759		$22,982	$21,771

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.84		$11.01	$10.62	$9.10	$9.00	$8.96

Net investment income (loss) (a)	0.11		0.16	0.10	0.17	0.11	0.11
Net realized and unrealized gain (loss) on investments	(0.30)		0.03	0.76	1.67	0.74	0.11

Total from investment operations	(0.19)		0.19	0.86	1.84	0.85	0.22

Less dividends and distributions:
From net investment income	(0.18)		(0.15)	(0.14)	(0.18)	(0.12)	(0.13)
From net realized gain on investments	(0.26)		(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.44)		(0.36)	(0.47)	(0.32)	(0.75)	(0.18)

Net asset value at end of period	$10.21		$10.84	$11.01	$10.62	$9.10	$9.00

Total investment return (b)	(1.69	%)(c)	1.70%	8.27%	20.86%	10.36%	2.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	% ††	1.44%	0.94%	1.80%	1.27%	1.22%
Net expenses (d)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.59	% ††	0.59%	0.61%	0.71%	0.71%	0.75%
Portfolio turnover rate	18%		42%	68%	72%	101%	104%
Net assets at end of period (in 000’s)	$4,662		$4,524	$7,634	$5,691	$18,161	$15,517

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.96		$11.13	$10.62	$9.10	$9.01	$8.97

Net investment income (loss) (a)	0.09		0.12	0.06	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	(0.29)		0.05	0.78	1.66	0.73	0.09

Total from investment operations	(0.20)		0.17	0.84	1.82	0.82	0.20

Less dividends and distributions:
From net investment income	(0.16)		(0.13)	—	(0.16)	(0.10)	(0.11)
From net realized gain on investments	(0.26)		(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.42)		(0.34)	(0.33)	(0.30)	(0.73)	(0.16)

Net asset value at end of period	$10.34		$10.96	$11.13	$10.62	$9.10	$9.01

Total investment return (b)	(1.83	%)(c)	1.47%	8.04%	20.43%	10.15%	2.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84	% ††	1.06%	0.57%	1.67%	1.05%	1.18%
Net expenses (d)	0.72	% ††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.84	% ††	0.84%	0.86%	0.96%	0.96%	1.00%
Portfolio turnover rate	18%		42%	68%	72%	101%	104%
Net assets at end of period (in 000’s)	$393		$303	$317	$123	$6,579	$6,115

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.80 –2.44%	–10.17 –4.94%	4.70 5.90%	3.09 3.75%	1.24 1.24%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.87 –2.51	–10.22 –4.99	4.61 5.80	3.01 3.67	1.49 1.49
Class I Shares	No Sales Charge		–2.34	–4.73	6.16	4.01	0.99
Class R1 Shares[4]	No Sales Charge		–2.35	–4.74	6.06	3.92	1.09
Class R2 Shares[5]	No Sales Charge		–2.42	–4.92	5.81	3.68	1.34
Class R3 Shares[6]	No Sales Charge		–2.55	–5.19	5.54	3.40	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	0.43%	1.21%	11.02%	5.92%
MSCI EAFE® Index[8]	–3.07	–9.32	1.69	–0.44
Barclays U.S. Aggregate Bond Index[9]	2.82	2.72	3.60	4.90
Retirement 2040 Composite Index[10]	0.15	–0.64	8.11	4.56
Average Lipper Mixed-Asset Target 2040 Fund[11]	–0.50	–4.01	5.31	3.09

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2040 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036 to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$975.60	$1.82	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$974.90	$2.31	$1,022.50	$2.36

Class I Shares	$1,000.00	$976.60	$0.59	$1,024.30	$0.60

Class R1 Shares	$1,000.00	$976.50	$1.08	$1,023.80	$1.11

Class R2 Shares	$1,000.00	$975.80	$2.31	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$974.50	$3.53	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Retirement 2040 Fund returned –2.44% for Class A shares and –2.51% for Investor Class shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –2.34%, Class R1 share returned –2.35%, Class R2 shares returned –2.42% and Class R3 shares returned –2.55%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index2 and the 0.15% return of the Retirement 2040 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. All share classes underperformed the –0.50% return of the Average Lipper3 Mixed-Asset Target 2040 Fund for the six months ended April 30, 2016. See page 50 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of primary investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates. For more information about this change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for some of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Retirement 2040 Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks detracted from relative performance.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. The Fund’s limited position in world government bonds also detracted from relative performance. Those shortfalls were offset by a tilt toward value equities over growth equities and a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Retirement 2040 Fund

timely reallocation into high-yield bonds when spreads4 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset-class exposures—which is to say that they occupy attractively valued market segments that enjoy strong price and earnings momentum—and that appear positioned to benefit from the current economic environment.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Retirement 2040 Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, as have yields on bonds issued by governments of other developed nations, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to speculative-grade instruments.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we believed that there was potential for further dollar strength and that using hedged vehicles might help mitigate that risk. The Fund reduced its allocations to MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely lower supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, the highest returns came from two very small positions held in the emerging-market equity portion of the Fund: Market Vectors Africa Index ETF and the SPDR S&P Emerging Markets Small Cap ETF. The two worst-performing Underlying Funds were also small holdings in the same portion of the Fund: MainStay Large Cap Growth Fund and iShares MSCI Poland Capped ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

55

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Epoch International Small Cap Fund and MainStay International Equity Fund both had negative returns for the entire reporting period, variations in the size of these positions within the Fund resulted in small positive contributions by both of these Underlying Funds. (Contributions take weightings and total returns into account.) The Fund held more of these Underlying Funds in periods when their performance was strong and less of these Underlying Funds when their performance was weak. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay Epoch U.S. All Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation indexed bonds were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, positions in MainStay Total Return Bond Fund and MainStay High Yield Corporate Bond Fund were the most significant positive contributors to the Fund’s performance. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from MainStay Floating Rate Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 83.2%†
Equity Funds 72.0%
IQ 50 Percent Hedged FTSE Europe ETF	25,176	$444,734
IQ 50 Percent Hedged FTSE International ETF	37,532	660,188
IQ Global Resources ETF	13,032	322,919
MainStay Common Stock Fund Class I (a)	899,650	17,507,190
MainStay Epoch International Small Cap Fund Class I (a)	298,348	6,396,577
MainStay Epoch U.S. All Cap Fund Class I	846,284	20,708,581
MainStay Epoch U.S. Equity Yield Fund Class I	63,370	894,787
MainStay ICAP Equity Fund Class I	309,367	12,767,583
MainStay ICAP International Fund Class I	628,589	19,297,688
MainStay International Equity Fund Class I	626,424	8,394,083
MainStay Large Cap Growth Fund Class I	1,874,347	17,412,683
MainStay MAP Fund Class I	505,569	18,074,101
MainStay S&P 500 Index Fund Class I	223,722	10,360,556

Total Equity Funds (Cost $127,372,155)		133,241,670

Fixed Income Funds 11.2%
MainStay Floating Rate Fund Class I	51,962	474,416
MainStay High Yield Corporate Bond Fund Class I	1,047,708	5,762,395
MainStay Short Duration High Yield Fund Class I	527,166	5,066,063
MainStay Total Return Bond Fund Class I	886,702	9,354,707

Total Fixed Income Funds (Cost $20,493,826)		20,657,581

Total Affiliated Investment Companies (Cost $147,865,981)		153,899,251

Unaffiliated Investment Companies 14.2%
Equity Funds 13.1%
iShares MSCI All Country Asia ex-Japan ETF	53,333	2,880,516
iShares MSCI Frontier 100 ETF	17,372	436,906
iShares MSCI India ETF	13,945	377,352
iShares MSCI Philippines ETF	10,594	371,108
iShares MSCI Poland Capped ETF	8,396	159,020
iShares Russell 2000 Index ETF	153,959	17,298,833
SPDR S&P Emerging Markets Small Cap ETF	55,421	2,175,274
Market Vectors Africa Index ETF	15,330	325,456
VanEck Vectors India Small-Cap Index ETF	6,433	258,156

Total Equity Funds (Cost $22,253,620)		24,282,621

	Shares	Value
Fixed Income Funds 1.1%
iShares TIPS Bond ETF	4,675	$537,064
Vanguard Short-Term Inflation-Protected Securities ETF (b)	30,072	1,474,731

Total Fixed Income Funds (Cost $1,982,637)		2,011,795

Total Unaffiliated Investment Companies (Cost $24,236,257)		26,294,416

	Principal Amount
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $6,376,631 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.12% and a maturity date of 6/2/21 with a Principal Amount of $6,440,000 and a Market Value of $6,504,400)	$6,376,615	6,376,615

Total Short-Term Investment (Cost $6,376,615)		6,376,615

Total Investments (Cost $178,478,853) (c)	100.9%	186,570,282
Other Assets, Less Liabilities	(0.9)	(1,690,462)
Net Assets	100.0%	$184,879,820

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	As of April 30, 2016, cost was $180,659,930 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$10,683,403
Gross unrealized depreciation	(4,773,051)

Net unrealized appreciation	$5,910,352

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$133,241,670	$—	$—	$133,241,670
Fixed Income Funds	20,657,581	—	—	20,657,581

Total Affiliated Investment Companies	153,899,251	—	—	153,899,251

Unaffiliated Investment Companies
Equity Funds	24,282,621	—	—	24,282,621
Fixed Income Funds	2,011,795	—	—	2,011,795

Total Unaffiliated Investment Companies	26,294,416	—	—	26,294,416

Short-Term Investment
Repurchase Agreement	—	6,376,615	—	6,376,615

Total Investments in Securities	$180,193,667	$6,376,615	$—	$186,570,282

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $147,865,981)	$153,899,251
Investment in unaffiliated investment companies, at value (identified cost $24,236,257)	26,294,416
Repurchase agreement, at value (identified cost $6,376,615)	6,376,615
Receivables:
Fund shares sold	176,053
Manager (See Note 3)	9,968
Other assets	36,904

Total assets	186,793,207

Liabilities
Due to custodian	1,820,950
Payables:
Transfer agent (See Note 3)	36,433
Professional fees	21,110
Fund shares redeemed	19,230
Shareholder communication	5,902
NYLIFE Distributors (See Note 3)	5,447
Custodian	3,150
Trustees	90
Accrued expenses	1,075

Total liabilities	1,913,387

Net assets	$184,879,820

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,755
Additional paid-in capital	171,731,460

171,749,215
Distributions in excess of net investment income	(646,819)
Accumulated net realized gain (loss) on investments	5,685,995
Net unrealized appreciation (depreciation) on investments	8,091,429

Net assets	$184,879,820

Class A
Net assets applicable to outstanding shares	$9,440,094

Shares of beneficial interest outstanding	915,270

Net asset value per share outstanding	$10.31
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.91

Investor Class
Net assets applicable to outstanding shares	$12,386,119

Shares of beneficial interest outstanding	1,195,235

Net asset value per share outstanding	$10.36
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.96

Class I
Net assets applicable to outstanding shares	$144,794,591

Shares of beneficial interest outstanding	13,890,195

Net asset value and offering price per share outstanding	$10.42

Class R1
Net assets applicable to outstanding shares	$13,119,425

Shares of beneficial interest outstanding	1,257,929

Net asset value and offering price per share outstanding	$10.43

Class R2
Net assets applicable to outstanding shares	$5,121,343

Shares of beneficial interest outstanding	494,967

Net asset value and offering price per share outstanding	$10.35

Class R3
Net assets applicable to outstanding shares	$18,248

Shares of beneficial interest outstanding	1,748

Net asset value and offering price per share outstanding	$10.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,847,539
Dividend distributions from unaffiliated investment companies	245,258
Interest	292

Total income	2,093,089

Expenses
Transfer agent (See Note 3)	109,394
Manager (See Note 3)	87,828
Registration	33,228
Distribution/Service—Class A (See Note 3)	10,899
Distribution/Service—Investor Class (See Note 3)	14,096
Distribution/Service—Class R2 (See Note 3)	6,156
Distribution/Service—Class R3 (See Note 3)	38
Professional fees	20,623
Shareholder service (See Note 3)	8,531
Shareholder communication	7,301
Custodian	4,915
Trustees	2,013
Miscellaneous	5,350

Total expenses before waiver/reimbursement	310,372
Expense waiver/reimbursement from Manager (See Note 3)	(155,226)

Net expenses	155,146

Net investment income (loss)	1,937,943

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,365,835)
Unaffiliated investment company transactions	(328,516)
Capital gain distributions from affiliated investment companies	9,561,597

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	7,867,246

Net change in unrealized appreciation (depreciation) on investments	(13,577,042)

Net realized and unrealized gain (loss) on investments	(5,709,796)

Net increase (decrease) in net assets resulting from operations	$(3,771,853)

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,937,943	$2,386,280
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	7,867,246	4,562,527
Net change in unrealized appreciation (depreciation) on investments	(13,577,042)	(3,189,468)

Net increase (decrease) in net assets resulting from operations	(3,771,853)	3,759,339

Dividends and distributions to shareholders:
From net investment income:
Class A	(138,425)	(185,429)
Investor Class	(167,827)	(100,177)
Class I	(2,538,684)	(1,975,903)
Class R1	(210,999)	(173,901)
Class R2	(74,613)	(94,755)
Class R3	(188)	(93)

	(3,130,736)	(2,530,258)

From net realized gain on investments:
Class A	(232,558)	(353,425)
Investor Class	(298,065)	(218,382)
Class I	(3,669,087)	(3,254,641)
Class R1	(324,308)	(307,576)
Class R2	(132,837)	(197,064)
Class R3	(401)	(276)

	(4,657,256)	(4,331,364)

Total dividends and distributions to shareholders	(7,787,992)	(6,861,622)

Capital share transactions:
Net proceeds from sale of shares	15,964,035	31,572,470
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,787,978	6,861,622
Cost of shares redeemed	(9,385,189)	(26,264,460)

Increase (decrease) in net assets derived from capital share transactions	14,366,824	12,169,632

Net increase (decrease) in net assets	2,806,979	9,067,349

Net Assets
Beginning of period	182,072,841	101,201,885

End of period	$184,879,820	$182,072,841

Undistributed (distributions in excess of) net investment income at end of period	$(646,819)	$545,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.03		$11.23	$10.73	$8.92	$8.76	$8.77

Net investment income (loss) (a)	0.10		0.17	0.09	0.10	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.37)		0.06	0.83	1.98	0.75	0.10 (b)

Total from investment operations	(0.27)		0.23	0.92	2.08	0.85	0.21

Less dividends and distributions:
From net investment income	(0.17)		(0.15)	(0.14)	(0.16)	(0.10)	(0.12)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.45)		(0.43)	(0.42)	(0.27)	(0.69)	(0.22)

Net asset value at end of period	$10.31		$11.03	$11.23	$10.73	$8.92	$8.76

Total investment return (c)	(2.44	%)(d)	2.03%	8.78%	23.90%	10.58%	2.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	% ††	1.56%	0.86%	0.98%	1.19%	1.23%
Net expenses(e)	0.37	% ††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (e)	0.54	% ††	0.54%	0.60%	0.71%	0.75%	0.79%
Portfolio turnover rate	16%		41%	83%	66%	96%	111%
Net assets at end of period (in 000’s)	$9,440		$8,831	$12,924	$20,158	$6,517	$7,151

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.08		$11.27	$10.76	$8.95	$8.79	$8.80

Net investment income (loss) (a)	0.10		0.10	0.07	0.11	0.08	0.09
Net realized and unrealized gain (loss) on investments	(0.38)		0.12	0.85	1.96	0.76	0.11 (b)

Total from investment operations	(0.28)		0.22	0.92	2.07	0.84	0.20

Less dividends and distributions:
From net investment income	(0.16)		(0.13)	(0.13)	(0.15)	(0.09)	(0.11)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.44)		(0.41)	(0.41)	(0.26)	(0.68)	(0.21)

Net asset value at end of period	$10.36		$11.08	$11.27	$10.76	$8.95	$8.79

Total investment return (c)	(2.51	%)(d)	1.95%	8.80%	23.75%	10.44%	2.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88	% ††	0.93%	0.68%	1.08%	0.93%	1.00%
Net expenses (e)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.80	% ††	0.79%	0.81%	0.93%	1.01%	1.13%
Portfolio turnover rate	16%		41%	83%	66%	96%	111%
Net assets at end of period (in 000’s)	$12,386		$11,231	$8,424	$6,148	$3,518	$2,306

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.16		$11.35	$10.83	$9.01	$8.83	$8.84

Net investment income (loss) (a)	0.12		0.15	0.11	0.15	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.38)		0.11	0.86	1.96	0.77	0.12 (b)

Total from investment operations	(0.26)		0.26	0.97	2.11	0.89	0.23

Less dividends and distributions:
From net investment income	(0.20)		(0.17)	(0.17)	(0.18)	(0.12)	(0.14)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.48)		(0.45)	(0.45)	(0.29)	(0.71)	(0.24)

Net asset value at end of period	$10.42		$11.16	$11.35	$10.83	$9.01	$8.83

Total investment return (c)	(2.34	%)(d)	2.31%	9.17%	24.12%	10.98%	2.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	% ††	1.36%	0.97%	1.53%	1.43%	1.22%
Net expenses (e)	0.12	% ††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (e)	0.29	% ††	0.29%	0.34%	0.46%	0.50%	0.54%
Portfolio turnover rate	16%		41%	83%	66%	96%	111%
Net assets at end of period (in 000’s)	$144,795		$144,000	$131,608	$68,475	$49,750	$59,619

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2016*		Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.11		0.14	0.01
Net realized and unrealized gain (loss) on investments	(0.37)		0.11	(0.02)

Total from investment operations	(0.26)		0.25	(0.01)

Less dividends and distributions:
From net investment income	(0.19)		(0.16)	—
From net realized gain on investments	(0.28)		(0.28)	—

Total dividends and distributions	(0.47)		(0.44)	—

Net asset value at end of period	$10.43		$11.16	$11.35

Total investment return (b)	(2.35	%)(c)	2.21%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17	% ††	1.26%	0.37	% ††
Net expenses (e)	0.22	% ††	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.39	% ††	0.39%	0.41	% ††
Portfolio turnover rate	16%		41%	83%
Net assets at end of period (in 000’s)	$13,119		$12,902	$12,248

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.06		$11.26	$10.75	$8.94	$8.77	$8.78

Net investment income (loss) (a)	0.10		0.13	0.08	0.14	0.08	0.09
Net realized and unrealized gain (loss) on investments	(0.37)		0.08	0.84	1.93	0.76	0.11 (b)

Total from investment operations	(0.27)		0.21	0.92	2.07	0.84	0.20

Less dividends and distributions:
From net investment income	(0.16)		(0.13)	(0.13)	(0.15)	(0.08)	(0.11)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.44)		(0.41)	(0.41)	(0.26)	(0.67)	(0.21)

Net asset value at end of period	$10.35		$11.06	$11.26	$10.75	$8.94	$8.77

Total investment return (c)	(2.42	%)(d)	1.92%	8.79%	23.71%	10.51%	2.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92	% ††	1.18%	0.71%	1.49%	0.98%	0.97%
Net expenses (e)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.64	% ††	0.64%	0.70%	0.81%	0.85%	0.89%
Portfolio turnover rate	16%		41%	83%	66%	96%	111%
Net assets at end of period (in 000’s)	$5,121		$5,093	$7,791	$6,386	$11,513	$9,559

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.14		$11.32	$10.71	$8.91	$8.75	$8.76

Net investment income (loss) (a)	0.08		0.08	0.08	0.15	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.37)		0.11	0.81	1.88	0.75	0.10 (b)

Total from investment operations	(0.29)		0.19	0.89	2.03	0.82	0.18

Less dividends and distributions:
From net investment income	(0.13)		(0.09)	—	(0.12)	(0.07)	(0.09)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.41)		(0.37)	(0.28)	(0.23)	(0.66)	(0.19)

Net asset value at end of period	$10.44		$11.14	$11.32	$10.71	$8.91	$8.75

Total investment return (c)	(2.55	%)(d)	1.72%	8.45%	23.39%	10.23%	1.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	% ††	0.71%	0.78%	1.54%	0.76%	0.86%
Net expenses (e)	0.72	% ††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (e)	0.89	% ††	0.89%	0.95%	1.07%	1.10%	1.14%
Portfolio turnover rate	16%		41%	83%	66%	96%	111%
Net assets at end of period (in 000’s)	$18		$14	$11	$35	$5,597	$5,056

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.10 –2.75%	–10.38 –5.16%	4.77 5.96%	2.96 3.62%	1.50 1.50%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.17 –2.82	–10.53 –5.33	4.65 5.84	2.86 3.52	1.71 1.71
Class I Shares	No Sales Charge		–2.56	–4.88	6.25	3.89	1.25
Class R1 Shares[4]	No Sales Charge		–2.65	–4.96	6.13	3.78	1.35
Class R2 Shares[5]	No Sales Charge		–2.75	–5.25	5.85	3.53	1.60
Class R3 Shares[6]	No Sales Charge		–2.89	–5.45	5.62	3.27	1.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	0.43%	1.21%	11.02%	5.92%
MSCI EAFE® Index[8]	–3.07	–9.32	1.69	–0.44
Barclays U.S. Aggregate Bond Index[9]	2.82	2.72	3.60	4.90
Retirement 2050 Composite Index[10]	–0.02	–0.91	8.24	4.38
Average Lipper Mixed-Asset Target 2050 Fund[11]	–0.58	–4.22	5.50	3.10

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2050 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046 to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$972.50	$1.81	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$971.80	$2.30	$1,022.50	$2.36

Class I Shares	$1,000.00	$974.40	$0.59	$1,024.30	$0.60

Class R1 Shares	$1,000.00	$973.50	$1.08	$1,023.80	$1.11

Class R2 Shares	$1,000.00	$972.50	$2.31	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$971.10	$3.53	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

67

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio if Investments beginning on page 72 for specific holdings within these categories.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Retirement 2050 Fund returned –2.75% for Class A shares and –2.82% for Investor Class shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –2.56%, Class R1 share returned –2.65%, Class R2 shares returned –2.75% and Class R3 shares returned –2.89%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index2 and the –0.02% return of the Retirement 2050 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. All share classes underperformed the –0.58% return of the Average Lipper3 Mixed-Asset Target 2050 Fund for the six months ended April 30, 2016. See page 65 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of primary investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates. For more information about this change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for some of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Retirement 2050 Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks detracted from relative performance.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. The Fund’s limited position in world government bonds also detracted from relative performance. Those shortfalls were offset by a tilt toward value equities over growth equities and a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 66 for more information on this index.
3.	See footnote on page 66 for more information on Lipper Inc.

69

timely reallocation into high-yield bonds when spreads4 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Retirement 2050 Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, as have yields on bonds issued by governments of other developed nations, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to speculative-grade instruments.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we believed that there was potential for further dollar strength and that using hedged vehicles might help mitigate that risk. The Fund reduced its allocations to MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely lower supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, the highest returns came from two very small positions held in the emerging-market equity portion of the Fund: Market Vectors Africa Index ETF and the SPDR S&P Emerging Markets Small Cap ETF. The two worst-performing Underlying Funds were also small holdings in the same portion of the Fund: MainStay Large Cap Growth Fund and iShares MSCI Poland Capped ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Epoch International Small Cap Fund and MainStay International Equity Fund both had negative returns for

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

70	MainStay Retirement 2050 Fund

the entire reporting period, variations in the size of these positions within the Fund resulted in small positive contributions by both of these Underlying Funds. (Contributions take weightings and total returns into account.) The Fund held more of these Underlying Funds in periods when their performance was strong and held less of these Underlying Funds when their performance was weak. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay Epoch U.S. All Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative im pact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation indexed bonds were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, positions in MainStay Total Return Bond Fund and MainStay High Yield Corporate Bond Fund were the most significant positive contributors to the Fund’s performance. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from Vanguard Short-Term Inflation-Protected Securities ETF was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 82.8%†
Equity Funds 76.0%
IQ 50 Percent Hedged FTSE Europe ETF	12,410	$219,223
IQ 50 Percent Hedged FTSE International ETF	18,493	325,292
IQ Global Resources ETF	6,785	168,125
MainStay Common Stock Fund Class I (a)	422,831	8,228,300
MainStay Epoch International Small Cap Fund Class I (a)	157,989	3,387,275
MainStay Epoch U.S. All Cap Fund Class I	449,682	11,003,715
MainStay Epoch U.S. Equity Yield Fund Class I	33,325	470,548
MainStay ICAP Equity Fund Class I	149,542	6,171,578
MainStay ICAP International Fund Class I	331,286	10,170,467
MainStay International Equity Fund Class I	332,880	4,460,586
MainStay Large Cap Growth Fund Class I	1,390,477	12,917,530
MainStay MAP Fund Class I	234,950	8,399,453
MainStay S&P 500 Index Fund Class I	72,492	3,357,110

Total Equity Funds (Cost $64,968,910)		69,279,202

Fixed Income Funds 6.8%
MainStay High Yield Corporate Bond Fund Class I	391,864	2,155,254
MainStay Short Duration High Yield Fund Class I	260,793	2,506,222
MainStay Total Return Bond Fund Class I	144,397	1,523,387

Total Fixed Income Funds (Cost $6,087,886)		6,184,863

Total Affiliated Investment Companies (Cost $71,056,796)		75,464,065

Unaffiliated Investment Companies 14.6%
Equity Funds 13.9%
iShares MSCI All Country Asia ex-Japan ETF	27,736	1,498,021
iShares MSCI Frontier 100 ETF	8,996	226,249
iShares MSCI India ETF	7,231	195,671
iShares MSCI Philippines ETF	5,491	192,350
iShares MSCI Poland Capped ETF	4,353	82,446
iShares Russell 2000 Index ETF	80,064	8,995,991
SPDR S&P Emerging Markets Small Cap ETF	28,842	1,132,049
Market Vectors Africa Index ETF	8,143	172,876
VanEck Vectors India Small-Cap Index ETF	3,079	123,560

Total Equity Funds (Cost $10,866,507)		12,619,213

Fixed Income Funds 0.7%
iShares TIPS Bond ETF	1,587	182,315
Vanguard Short-Term Inflation-Protected Securities ETF (b)	9,063	444,449

Total Fixed Income Funds (Cost $614,700)		626,764

Total Unaffiliated Investment Companies (Cost $11,481,207)		13,245,977

	Principal Amount	Value

Short-Term Investment 3.5%
Repurchase Agreement 3.5%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $3,212,338 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.12% and a maturity date of 6/2/21, with a Principal Amount of $3,245,000 and a Market Value of $3,277,450)	$3,212,330	$3,212,330

Total Short-Term Investment (Cost $3,212,330)		3,212,330

Total Investments (Cost $85,750,333) (c)	100.9%	91,922,372
Other Assets, Less Liabilities	(0.9)	(802,587)
Net Assets	100.0%	$91,119,785

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2016, cost was $87,096,715 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$6,984,285
Gross unrealized depreciation	(2,158,628)

Net unrealized appreciation	$4,825,657

The following abbreviations are used above:

ETF—Exchange-Traded	Fund

SPDR—Standard	& Poor’s Depositary Receipt

TIPS—Treasury	Inflation Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$69,279,202	$—	$—	$69,279,202
Fixed Income Funds	6,184,863	—	—	6,184,863

Total Affiliated Investment Companies	75,464,065	—	—	75,464,065

Unaffiliated Investment Companies
Equity Funds	12,619,213	—	—	12,619,213
Fixed Income Funds	626,764	—	—	626,764

Total Unaffiliated Investment Companies	13,245,977	—	—	13,245,977

Short-Term Investment
Repurchase Agreement	—	3,212,330	—	3,212,330

Total Investments in Securities	$88,710,042	$3,212,330	$—	$91,922,372

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $71,056,796)	$75,464,065
Investment in unaffiliated investment companies, at value (identified cost $11,481,207)	13,245,977
Repurchase agreement, at value (identified cost $3,212,330)	3,212,330
Receivables:
Fund shares sold	264,124
Manager (See Note 3)	23,032
Other assets	36,062

Total assets	92,245,590

Liabilities
Due to custodian	1,051,704
Payables:
Transfer agent (See Note 3)	40,724
Professional fees	20,407
Shareholder communication	3,423
Custodian	3,112
NYLIFE Distributors (See Note 3)	3,057
Fund shares redeemed	2,778
Trustees	32
Accrued expenses	568

Total liabilities	1,125,805

Net assets	$91,119,785

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,850
Additional paid-in capital	82,715,499

82,724,349
Distributions in excess of net investment income	(345,953)
Accumulated net realized gain (loss) on investments	2,569,350
Net unrealized appreciation (depreciation) on investments	6,172,039

Net assets	$91,119,785

Class A
Net assets applicable to outstanding shares	$3,263,707

Shares of beneficial interest outstanding	318,615

Net asset value per share outstanding	$10.24
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.84

Investor Class
Net assets applicable to outstanding shares	$7,615,298

Shares of beneficial interest outstanding	744,888

Net asset value per share outstanding	$10.22
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.81

Class I
Net assets applicable to outstanding shares	$71,455,981

Shares of beneficial interest outstanding	6,932,854

Net asset value and offering price per share outstanding	$10.31

Class R1
Net assets applicable to outstanding shares	$4,637,353

Shares of beneficial interest outstanding	449,509

Net asset value and offering price per share outstanding	$10.32

Class R2
Net assets applicable to outstanding shares	$4,023,579

Shares of beneficial interest outstanding	392,559

Net asset value and offering price per share outstanding	$10.25

Class R3
Net assets applicable to outstanding shares	$123,867

Shares of beneficial interest outstanding	12,020

Net asset value and offering price per share outstanding	$10.31

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$812,494
Dividend distributions from unaffiliated investment companies	125,355
Interest	138

Total income	937,987

Expenses
Transfer agent (See Note 3)	127,793
Manager (See Note 3)	42,871
Registration	32,905
Professional fees	18,793
Distribution/Service—Class A (See Note 3)	4,098
Distribution/Service—Investor Class (See Note 3)	8,425
Distribution/Service—Class R2 (See Note 3)	4,653
Distribution/Service—Class R3 (See Note 3)	280
Custodian	4,669
Shareholder communication	4,249
Shareholder service (See Note 3)	3,940
Trustees	968
Miscellaneous	4,389

Total expenses before waiver/reimbursement	258,033
Expense waiver/reimbursement from Manager (See Note 3)	(179,679)

Net expenses	78,354

Net investment income (loss)	859,633

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(829,371)
Unaffiliated investment company transactions	(184,478)
Capital gain distributions from affiliated investment companies	4,929,658

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,915,809

Net change in unrealized appreciation (depreciation) on investments	(6,833,458)

Net realized and unrealized gain (loss) on investments	(2,917,649)

Net increase (decrease) in net assets resulting from operations	$(2,058,016)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$859,633	$990,382
Net realized gain (loss) on investments and investments from affiliated and unaffiliated investment companies	3,915,809	2,566,306
Net change in unrealized appreciation (depreciation) on investments	(6,833,458)	(1,695,023)

Net increase (decrease) in net assets resulting from operations	(2,058,016)	1,861,665

Dividends and distributions to shareholders:
From net investment income:
Class A	(47,171)	(73,288)
Investor Class	(87,050)	(57,460)
Class I	(1,112,367)	(873,984)
Class R1	(61,907)	(40,171)
Class R2	(51,417)	(73,921)
Class R3	(1,140)	(1,019)

	(1,361,052)	(1,119,843)

From net realized gain on investments:
Class A	(101,432)	(136,915)
Investor Class	(198,457)	(120,005)
Class I	(2,007,196)	(1,420,134)
Class R1	(118,633)	(76,266)
Class R2	(111,272)	(152,925)
Class R3	(3,281)	(2,622)

	(2,540,271)	(1,908,867)

Total dividends and distributions to shareholders	(3,901,323)	(3,028,710)

Capital share transactions:
Net proceeds from sale of shares	12,525,597	22,621,780
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,901,323	3,028,710
Cost of shares redeemed	(6,517,220)	(15,485,859)

Increase (decrease) in net assets derived from capital share transactions	9,909,700	10,164,631

Net increase (decrease) in net assets	3,950,361	8,997,586

Net Assets
Beginning of period	87,169,424	78,171,838

End of period	$91,119,785	$87,169,424

Undistributed/(distributions in excess of) net investment income at end of period	$(345,953)	$155,466

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.00		$11.16	$10.72	$8.77	$8.59	$8.55

Net investment income (loss) (a)	0.09		0.16	0.07	0.09	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.38)		0.09	0.85	2.07	0.76	0.10 (b)

Total from investment operations	(0.29)		0.25	0.92	2.16	0.84	0.20

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.13)	(0.14)	(0.08)	(0.10)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.47)		(0.41)	(0.48)	(0.21)	(0.66)	(0.16)

Net asset value at end of period	$10.24		$11.00	$11.16	$10.72	$8.77	$8.59

Total investment return (c)	(2.75	%)(d)	2.29%	8.82%	25.15%	10.64%	2.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86	% ††	1.48%	0.62%	0.96%	0.97%	1.11%
Net expenses (e)	0.37	% ††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (e)	0.79	% ††	0.79%	0.76%	0.83%	0.85%	0.91%
Portfolio turnover rate	18%		42%	51%	63%	102%	139%
Net assets at end of period (in 000’s)	$3,264		$3,503	$5,083	$5,940	$2,432	$2,423

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.98		$11.14	$10.71	$8.76	$8.58	$8.55

Net investment income (loss) (a)	0.08		0.09	0.05	0.09	0.06	0.08
Net realized and unrealized gain (loss) on investments	(0.38)		0.15	0.86	2.06	0.77	0.10 (b)

Total from investment operations	(0.30)		0.24	0.91	2.15	0.83	0.18

Less dividends and distributions:
From net investment income	(0.14)		(0.13)	(0.13)	(0.13)	(0.07)	(0.09)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.46)		(0.40)	(0.48)	(0.20)	(0.65)	(0.15)

Net asset value at end of period	$10.22		$10.98	$11.14	$10.71	$8.76	$8.58

Total investment return (c)	(2.82	%)(d)	2.15%	8.69%	24.95%	10.69%	2.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67	% ††	0.83%	0.49%	0.98%	0.74%	0.87%
Net expenses (e)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	1.00	% ††	1.00%	1.01%	1.13%	1.27%	1.51%
Portfolio turnover rate	18%		42%	51%	63%	102%	139%
Net assets at end of period (in 000’s)	$7,615		$6,494	$4,746	$3,158	$1,793	$1,010

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.08		$11.24	$10.79	$8.83	$8.64	$8.60

Net investment income (loss) (a)	0.11		0.14	0.10	0.14	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.38)		0.13	0.86	2.05	0.76	0.14 (b)

Total from investment operations	(0.27)		0.27	0.96	2.19	0.87	0.22

Less dividends and distributions:
From net investment income	(0.18)		(0.16)	(0.16)	(0.16)	(0.10)	(0.12)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.50)		(0.43)	(0.51)	(0.23)	(0.68)	(0.18)

Net asset value at end of period	$10.31		$11.08	$11.24	$10.79	$8.83	$8.64

Total investment return (c)	(2.56	%)(d)	2.47%	9.16%	25.40%	10.97%	2.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07	% ††	1.22%	0.88%	1.44%	1.26%	0.94%
Net expenses (e)	0.12	% ††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (e)	0.54	% ††	0.54%	0.52%	0.58%	0.60%	0.66%
Portfolio turnover rate	18%		42%	51%	63%	102%	139%
Net assets at end of period (in 000’s)	$71,456		$69,179	$58,948	$45,630	$33,346	$37,721

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R1	Six months ended April 30, 2016*		Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.10		0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.39)		0.15	(0.01)

Total from investment operations	(0.29)		0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.16)		(0.14)	—
From net realized gain on investments	(0.32)		(0.27)	—

Total dividends and distributions	(0.48)		(0.41)	—

Net asset value at end of period	$10.32		$11.09	$11.23

Total investment return (b)	(2.65	%)(c)	2.44%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95	% ††	1.09%	0.20	% ††
Net expenses (e)	0.22	% ††	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.64	% ††	0.64%	0.68	% ††
Portfolio turnover rate	18%		42%	51%
Net assets at end of period (in 000’s)	$4,637		$4,129	$3,130

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.01		$11.17	$10.73	$8.78	$8.59	$8.55

Net investment income (loss) (a)	0.09		0.12	0.06	0.12	0.07	0.07
Net realized and unrealized gain (loss) on investments	(0.38)		0.12	0.85	2.03	0.77	0.12 (b)

Total from investment operations	(0.29)		0.24	0.91	2.15	0.84	0.19

Less dividends and distributions:
From net investment income	(0.15)		(0.13)	(0.12)	(0.13)	(0.07)	(0.09)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.47)		(0.40)	(0.47)	(0.20)	(0.65)	(0.15)

Net asset value at end of period	$10.25		$11.01	$11.17	$10.73	$8.78	$8.59

Total investment return (c)	(2.75	%)(d)	2.16%	8.71%	24.98%	10.62%	2.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	% ††	1.10%	0.53%	1.22%	0.79%	0.84%
Net expenses (e)	0.47	% ††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.89	% ††	0.89%	0.87%	0.93%	0.95%	1.01%
Portfolio turnover rate	18%		42%	51%	63%	102%	139%
Net assets at end of period (in 000’s)	$4,024		$3,754	$6,157	$4,865	$4,128	$3,065

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.05		$11.20	$10.68	$8.73	$8.55	$8.52

Net investment income (loss) (a)	0.07		0.08	(0.02)	0.13	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.38)		0.14	0.89	2.00	0.76	0.10 (b)

Total from investment operations	(0.31)		0.22	0.87	2.13	0.81	0.16

Less dividends and distributions:
From net investment income	(0.11)		(0.10)	—	(0.11)	(0.05)	(0.07)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.43)		(0.37)	(0.35)	(0.18)	(0.63)	(0.13)

Net asset value at end of period	$10.31		$11.05	$11.20	$10.68	$8.73	$8.55

Total investment return (c)	(2.89	%)(d)	2.00%	8.30%	24.85%	10.19%	2.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	% ††	0.72%	(0.21%)	1.42%	0.56%	0.68%
Net expenses (e)	0.72	% ††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (e)	1.14	% ††	1.14%	1.12%	1.17%	1.20%	1.26%
Portfolio turnover rate	18%		42%	51%	63%	102%	139%
Net assets at end of period (in 000’s)	$124		$110	$108	$3	$3,767	$3,020

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

80	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Since Inception (2/29/16)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.49 7.40%	1.82 1.82%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.49 7.40	2.02 2.02
Class I Shares	No Sales Charge		7.40	1.57
Class R1 Shares	No Sales Charge		7.40	1.67
Class R2 Shares	No Sales Charge		7.30	1.92
Class R3 Shares	No Sales Charge		7.30	2.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

81

Benchmark Performance	Since Inception (2/29/16)
S&P 500® Index[3]	7.20%
MSCI EAFE® Index[4]	9.59
Barclays U.S. Aggregate Bond Index[5]	1.30
Retirement 2060 Composite Index[6]	7.46
Average Lipper Mixed-Asset Target 2055+ Fund[7]	7.86

3.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2055+ Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

82	MainStay Retirement 2060 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 29, 2016, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 29, 2016, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class[3]	Beginning Account Value 2/29/16[1]	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[2]

Class A Shares	$1,000.00	$1,074.00	$0.64	$1,007.70	$0.62

Investor Class Shares	$1,000.00	$1,074.00	$0.81	$1,007.60	$0.79

Class I Shares	$1,000.00	$1,074.00	$0.21	$1,008.10	$0.20

Class R1 Shares	$1,000.00	$1,074.00	$0.38	$1,008.00	$0.37

Class R2 Shares	$1,000.00	$1,073.00	$0.81	$1,007.60	$0.79

Class R3 Shares	$1,000.00	$1,073.00	$1.24	$1,007.10	$1.20

1.	The inception date of the Fund.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 61 (to reflect the since-inception period which took place after the close of business of February 29, 2016). The table above represents the actual expenses incurred during the period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.86 for Class A, $2.36 for Investor Class, $0.60 for Class I, $1.11 for Class R1, $2.36 for Class R2 and $3.62 for Class R3 and the ending account value would have been $1,023.00 for Class A, $1,022.50 for Investor Class, $1,024.30 for Class I, $1,023.80 for Class R1, $1,022.50 for Class R2 and $1,021.30 for Class R3.

83

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 88 for specific holdings within these categories.

84	MainStay Retirement 2060 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peers from February 29, 2016, through April 30, 2016?

Excluding all sales charges, MainStay Retirement 2060 Fund returned 7.40% for Class A shares and Investor Class shares from February 29, 2016, through April 30, 2016. Over the same period, Class I and Class R1 shares returned 7.40% and Class R2 and Class R3 shares returned 7.30%. From February 29, 2016, through April 30, 2016, all share classes outperformed the 7.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 9.59% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. From February 29, 2016, through April 30, 2016, all share classes outperformed the 1.30% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 7.46% return of the Retirement 2060 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2060 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 7.86% return of the Average Lipper3 Mixed-Asset Target 2055+ Fund from February 29, 2016, through April 30, 2016. See page 81 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

The Fund’s inception date was February 29, 2016. Effective April 1, 2016, the Fund expanded its range of primary investments to include mutual funds and exchange-traded Funds (“ETFs”) managed by New York Life Investments or its affiliates. For more information about this change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s positions in Underlying Funds that invest in international stocks—accounted for much of the Fund’s strong relative performance. During the reporting period, international stocks generally outperformed large-cap U.S. stocks. The Fund’s limited holdings in Underlying Fixed-Income Funds partially offset the Fund’s relative strengths, because fixed-income securities generally underperformed large-cap U.S. equities and international stocks during the reporting period.

The Retirement 2060 Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted from returns, as a large percentage of the Fund’s Underlying Fund positions struggled with performance difficulties.

Asset class policy injected significantly positive returns during the Fund’s since-inception period ended April 30, 2016. The Fund’s general bias toward stocks over bonds provided a favorable tailwind, while a skew toward small and mid-cap value stocks contributed still more positively to performance. (Contributions take weightings and total returns into account.) Although Underlying Fixed-Income Funds account for only a small part of the Fund, the Fund’s relative performance benefited from tilting away from high-quality bonds into issues that were more speculative.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 82 for more information on this index.
3.	See footnote on page 82 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

85

insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Retirement 2060 Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, as have yields on bonds issued by governments of other developed nations, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. For these reasons, the Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to speculative-grade instruments.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we believed that there was potential for further dollar strength and that using hedged vehicles might help mitigate that risk. The Fund reduced its allocations to MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely lower supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire two-month reporting period, the highest returns came from two very small positions held in the emerging-market equity portion of the Fund: Market Vectors Africa Index ETF and the Market Vectors India Small Cap ETF. No Underlying Equity Funds delivered negative returns during the reporting period, but the smallest positive total returns came from iShares MSCI Frontier 100 ETF and MainStay Common Stock Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contribution to performance came from iShares Russell 2000 ETF and MainStay International Equity Fund. None of the Underlying Equity Funds in which the Fund invested had negative performance during the reporting period, but the two that contributed the least were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. The combination of these forces maintained pressure on bond yields, preventing them from rising to levels seen at the start of the year. Ten-year U.S. Treasury bonds are near the lows of modern financial history (set in the summer of 2012), while government bonds in some other developed nations reached into negative territory. Meanwhile, credit spreads tightened during the late winter/early spring. They had previously widened over default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession, but rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds, while widening spreads tend to have the opposite effect.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation-indexed bonds were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

86	MainStay Retirement 2060 Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

The Fund invested in only one Underlying Fixed-Income Fund during the since-inception reporting period. MainStay Short Duration High Yield Fund made a materially positive contribution. The Fund also utilized a cash sweep account, which had a minimal impact on performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

87

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 78.7%†
Equity Funds 77.1%
IQ 50 Percent Hedged FTSE Europe ETF	2,134	$37,697
IQ 50 Percent Hedged FTSE International ETF	2,463	43,324
IQ Global Resources ETF	1,610	39,894
MainStay Common Stock Fund Class I	23,377	454,911
MainStay Epoch International Small Cap Fund Class I	10,774	230,996
MainStay Epoch U.S. All Cap Fund Class I	26,376	645,421
MainStay Epoch U.S. Equity Yield Fund Class I	1,997	28,195
MainStay ICAP Equity Fund Class I	8,999	371,390
MainStay ICAP International Fund Class I	19,665	603,703
MainStay International Equity Fund Class I	21,632	289,866
MainStay Large Cap Growth Fund Class I	86,572	804,255
MainStay MAP Fund Class I	13,230	472,962
MainStay S&P 500 Index Fund Class I	2,668	123,534

Total Equity Funds (Cost $3,883,341)		4,146,148

Fixed Income Fund 1.6%
MainStay Short Duration High Yield Fund Class I	8,932	85,835

Total Fixed Income Fund (Cost $82,459)		85,835

Total Affiliated Investment Companies (Cost $3,965,800)		4,231,983

Unaffiliated Investment Companies 14.3%
Equity Funds 14.3%
iShares MSCI All Country Asia ex-Japan ETF	1,769	95,544
iShares MSCI Frontier 100 ETF	559	14,059
iShares MSCI India ETF	562	15,208
iShares MSCI Philippines ETF	340	11,910
iShares MSCI Poland Capped ETF	253	4,792
iShares Russell 2000 ETF	4,755	534,272
SPDR S&P Emerging Markets Small Cap ETF	1,830	71,828
Market Vectors Africa Index ETF	441	9,362
VanEck Vectors India Small-Cap Index ETF	280	11,236

Total Unaffiliated Investment Companies (Cost $700,135)		768,211

	Principal Amount	Value
Short-Term Investment 6.7%
Repurchase Agreement 6.7%
State Street Bank and Trust Co. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $361,816 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 11/30/19, with a Principal Amount of $365,000 and a Market Value of $372,620)	$361,815	$361,815

Total Short-Term Investment (Cost $361,815)		361,815

Total Investments (Cost $5,027,750) (a)	99.7%	5,362,009
Other Assets, Less Liabilities	0.3	15,094
Net Assets	100.0%	$5,377,103

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2016, cost was $5,027,750 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$334,339
Gross unrealized depreciation	(80)

Net unrealized appreciation	$334,259

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$4,146,148	$—	$—	$4,146,148
Fixed Income Fund	85,835	—	—	85,835

Total Affiliated Investment Companies	4,231,983	—	—	4,231,983

Unaffiliated Investment Companies
Equity Funds	768,211	—	—	768,211
Short-Term Investment
Repurchase Agreement	—	361,815	—	361,815

Total Investments in Securities	$5,000,194	$361,815	$—	$5,362,009

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $3,965,800)	$4,231,983
Investment in unaffiliated investment companies, at value (identified cost $700,135)	768,211
Repurchase agreement, at value (identified cost $361,815)	361,815
Receivables:
Manager (See Note 3)	25,451
Other assets	78,278

Total assets	5,465,738

Liabilities
Payables:
Offering costs (See Note 2)	84,414
Professional fees	2,606
Custodian	333
Shareholder communication	333
Trustees	58
NYLIFE Distributors (See Note 3)	29
Accrued expenses	862

Total liabilities	88,635

Net assets	$5,377,103

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$501
Additional paid-in capital	5,005,550

5,006,051
Undistributed net investment income	2,696
Accumulated net realized gain (loss) on investments	34,097
Net unrealized appreciation (depreciation) on investments	334,259

Net assets	$5,377,103

Class A
Net assets applicable to outstanding shares	$26,843

Shares of beneficial interest outstanding	2,500

Net asset value per share outstanding	$10.74
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.37

Investor Class
Net assets applicable to outstanding shares	$33,083

Shares of beneficial interest outstanding	3,081

Net asset value per share outstanding	$10.74
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.37

Class I
Net assets applicable to outstanding shares	$5,236,627

Shares of beneficial interest outstanding	487,501

Net asset value and offering price per share outstanding	$10.74

Class R1
Net assets applicable to outstanding shares	$26,850

Shares of beneficial interest outstanding	2,500

Net asset value and offering price per share outstanding	$10.74

Class R2
Net assets applicable to outstanding shares	$26,839

Shares of beneficial interest outstanding	2,500

Net asset value and offering price per share outstanding	$10.74

Class R3
Net assets applicable to outstanding shares	$26,861

Shares of beneficial interest outstanding	2,503

Net asset value and offering price per share outstanding	$10.73

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period February 29, 2016 (inception date) through April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,224
Dividend distributions from unaffiliated investment companies	1,646
Interest	6

Total income	3,876

Expenses
Offering (See Note 2)	23,784
Professional fees	2,610
Manager (See Note 3)	884
Registration	364
Shareholder communication	334
Custodian	333
Trustees	90
Distribution/Service—Class A (See Note 3)	11
Distribution/Service—Investor Class (See Note 3)	13
Distribution/Service—Class R2 (See Note 3)	11
Distribution/Service—Class R3 (See Note 3)	22
Shareholder service (See Note 3)	12
Miscellaneous	550

Total expenses before waiver/reimbursement	29,018
Expense waiver/reimbursement from Manager (See Note 3)	(27,838)

Net expenses	1,180

Net investment income (loss)	2,696

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	30,373
Unaffiliated investment company transactions	3,724

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	34,097

Net change in unrealized appreciation (depreciation) on investments	334,259

Net realized and unrealized gain (loss) on investments	368,356

Net increase (decrease) in net assets resulting from operations	$371,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Statements of Changes in Net Assets

for the period February 29, 2016 (inception date) through April 30, 2016 (Unaudited)

2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,696
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	34,097
Net change in unrealized appreciation (depreciation) on investments	334,259

Net increase (decrease) in net assets resulting from operations	371,052

Capital share transactions:
Net proceeds from sale of shares	5,006,051

Increase (decrease) in net assets derived from capital share transactions	5,006,051

Net increase (decrease) in net assets	5,377,103

Net Assets
Beginning of period	—

End of period	$5,377,103

Undistributed net investment income at end of period	$2,696

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.00	‡
Net realized and unrealized gain (loss) on investments	0.74

Total from investment operations	0.74

Net asset value at end of period	$10.74

Total investment return (b)(c)	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††
Net expenses (d)	0.37	%††
Expenses (before waiver/reimbursement) (d)	3.53	%††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.74

Total from investment operations	0.74

Net asset value at end of period	$10.74

Total investment return (b)(c)	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††
Net expenses (d)	0.47	% ††
Expenses (before waiver/reimbursement) (d)	3.53	% ††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$33

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

Class I	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	0.73

Total from investment operations	0.74

Net asset value at end of period	$10.74

Total investment return (b)(c)	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31	%††
Net expenses (d)	0.12	%††
Expenses (before waiver/reimbursement) (d)	3.28	%††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$5,237

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.00	‡
Net realized and unrealized gain (loss) on investments	0.74

Total from investment operations	0.74

Net asset value at end of period	$10.74

Total investment return (b)(c)	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20	%††
Net expenses (d)	0.22	%††
Expenses (before waiver/reimbursement) (d)	3.38	%††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R2	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.74

Total from investment operations	0.74

Net asset value at end of period	$10.74

Total investment return (b)(c)(d)	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††
Net expenses (e)	0.47	% ††
Expenses (before waiver/reimbursement) (e)	3.62	% ††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	(0.01)
Net realized and unrealized gain (loss) on investments	0.74

Total from investment operations	0.73

Net asset value at end of period	$10.73

Total investment return (b)(c)	7.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††
Net expenses (d)	0.72	% ††
Expenses (before reimbursement/waiver) (d)	3.88	% ††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	95

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. The MainStay Retirement 2060 Fund’s inception date was February 29, 2016 for all share classes. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or was seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in other mutual funds and exchange-traded funds (“ETFs”), for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates serve as Manager (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or ETFs (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation

96	MainStay Target Date Funds

Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate,

that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Retirement Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions

97

Notes to Financial Statements (Unaudited) (continued)

are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements to earn income. The Retirement Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Retirement Fund to the seller secured by the securities transferred to the respective Retirement Fund.

When the Retirement Funds enter into repurchase agreements, the Retirement Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Retirement

Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Offering Costs.  Costs were incurred by MainStay Retirement 2060 Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Class A, 0.375%; Investor

98	MainStay Target Date Funds

Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$31,945
MainStay Retirement 2020 Fund	83,928
MainStay Retirement 2030 Fund	115,285
MainStay Retirement 2040 Fund	87,828
MainStay Retirement 2050 Fund	42,871
MainStay Retirement 2060 Fund	884

During the six-month period ended April 30, 2016, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$106,482
MainStay Retirement 2020 Fund	108,191
MainStay Retirement 2030 Fund	142,376
MainStay Retirement 2040 Fund	155,226
MainStay Retirement 2050 Fund	179,679
MainStay Retirement 2060 Fund	27,838

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by each Retirement Fund were as follows:

MainStay Retirement 2010 Fund
Class R1	$7,486
Class R2	1,186
Class R3	5

MainStay Retirement 2020 Fund
Class R1	$14,880
Class R2	1,290
Class R3	29

MainStay Retirement 2030 Fund
Class R1	$10,686
Class R2	2,207
Class R3	155

MainStay Retirement 2040 Fund
Class R1	$6,061
Class R2	2,462
Class R3	8

MainStay Retirement 2050 Fund
Class R1	$2,023
Class R2	1,861
Class R3	56

MainStay Retirement 2060 Fund
Class R1	$4
Class R2	4
Class R3	4

99

Notes to Financial Statements (Unaudited) (continued)

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$361
Investor Class	1,350

MainStay Retirement 2020 Fund
Class A	$1,695
Investor Class	6,952

MainStay Retirement 2030 Fund
Class A	$4,216
Investor Class	15,733

MainStay Retirement 2040 Fund
Class A	$3,150
Investor Class	17,356

MainStay Retirement 2050 Fund
Class A	$1,032
Investor Class	12,566

During the six-month period ended April 30, 2016, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares were as follows:

MainStay Retirement 2030 Fund
Investor Class	$1

MainStay Retirement 2040 Fund
Class A	$92

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds.

During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$5,550
Investor Class	3,737
Class I	29,202
Class R1	11,520
Class R2	1,827
Class R3	8

MainStay Retirement 2020 Fund
Class A	$5,543
Investor Class	8,760
Class I	35,360
Class R1	9,506
Class R2	824
Class R3	19

MainStay Retirement 2030 Fund
Class A	$6,078
Investor Class	17,168
Class I	65,864
Class R1	7,979
Class R2	1,648
Class R3	116

MainStay Retirement 2040 Fund
Class A	$4,707
Investor Class	20,676
Class I	74,804
Class R1	6,540
Class R2	2,659
Class R3	8

MainStay Retirement 2050 Fund
Class A	$4,608
Investor Class	16,752
Class I	95,360
Class R1	5,684
Class R2	5,232
Class R3	157

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

100	MainStay Target Date Funds

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2016, purchases and sales transactions, income earned from investments and percentages of Affiliated Investment Companies were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$153	$—	$—	$—	$159	0.2
IQ 50 Percent Hedged FTSE International ETF	—	243	—	—	—	255	0.3
IQ Global Resources ETF	—	45	—	—	—	48	0.1
MainStay Common Stock Fund Class I	2,889	489	(411)	38	—	2,865	3.2
MainStay Epoch International Small Cap Fund Class I	776	137	(50)	19	—	847	2.2
MainStay Epoch U.S. All Cap Fund Class I	3,717	696	(756)	36	350	3,119	0.5
MainStay Epoch U.S. Equity Yield Fund Class I	—	139	(1)	—	—	137	0.3
MainStay Floating Rate Fund Class I	119	262	(3)	5	—	380	0.1
MainStay High Yield Corporate Bond Fund Class I	2,069	2,712	(69)	129	—	4,769	0.1
MainStay ICAP Equity Fund Class I	1,708	1,250	(433)	12	320	2,164	0.3
MainStay ICAP International Fund Class I	2,023	718	(466)	32	—	2,181	0.1
MainStay Indexed Bond Fund Class I	14,191	1,286	(1,299)	175	147	14,185	6.5
MainStay International Equity Fund Class I	942	195	(165)	3	—	962	0.1
MainStay Large Cap Growth Fund Class I	3,221	546	(1,474)	—	295	1,847	0.0
MainStay MAP Fund Class I	2,729	1,210	(429)	33	435	2,970	0.3
MainStay S&P 500 Index Fund Class I	3,002	2,782	(4,086)	59	121	1,464	0.1
MainStay Short Duration High Yield Fund Class I	2,960	101	(1,193)	58	—	1,808	0.5
MainStay Total Return Bond Fund Class I	16,216	915	(1,317)	235	—	15,934	1.7

Total	$56,562	$13,879	$(12,152)	$834	$1,668	$56,094

MainStay Retirement 2020 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$403	$—	$—	$—	$421	0.6
IQ 50 Percent Hedged FTSE International ETF	—	613	—	—	—	641	0.6
IQ Global Resources ETF	—	186	—	—	—	199	0.3
MainStay Common Stock Fund Class I	12,289	1,193	(885)	161	—	12,124	13.6
MainStay Epoch International Small Cap Fund Class I	3,481	527	(109)	84	—	3,831	10.1
MainStay Epoch U.S. All Cap Fund Class I	12,346	2,523	(773)	131	1,284	12,117	1.8
MainStay Epoch U.S. Equity Yield Fund Class I	—	551	—	—	—	550	1.3
MainStay Floating Rate Fund Class I	35	116	(6)	2	—	146	0.0
MainStay High Yield Corporate Bond Fund Class I	1,920	6,914	(161)	221	—	8,859	0.2
MainStay ICAP Equity Fund Class I	8,041	3,652	(837)	50	1,430	9,169	1.2
MainStay ICAP International Fund Class I	9,950	2,649	(1,163)	158	—	10,982	0.7
MainStay Indexed Bond Fund Class I	12,815	2,765	(1,466)	171	142	14,131	6.5
MainStay International Equity Fund Class I	4,623	532	(337)	14	—	4,762	2.2
MainStay Large Cap Growth Fund Class I	10,886	1,903	(4,660)	—	1,019	6,562	0.1
MainStay MAP Fund Class I	11,868	3,980	(913)	143	1,870	12,550	1.4
MainStay S&P 500 Index Fund Class I	11,441	7,502	(10,676)	217	447	7,465	0.6
MainStay Short Duration High Yield Fund Class I	7,612	169	(2,893)	151	—	4,732	1.3
MainStay Total Return Bond Fund Class I	37,669	3,141	(3,064)	554	—	38,041	4.0

Total	$144,976	$39,319	$(27,943)	$2,057	$6,192	$147,282

101

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2030 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$556	$—	$—	$—	$581	0.8
IQ 50 Percent Hedged FTSE International ETF	—	824	—	—	—	861	0.8
IQ Global Resources ETF	—	337	—	—	—	361	0.5
MainStay Common Stock Fund Class I	22,473	1,291	(974)	289	—	21,920	24.7
MainStay Epoch International Small Cap Fund Class I	6,330	896	(89)	156	—	7,009	18.5
MainStay Epoch U.S. All Cap Fund Class I	22,527	3,725	(986)	236	2,303	21,686	3.3
MainStay Epoch U.S. Equity Yield Fund Class I	—	1,008	—	—	—	1,005	2.4
MainStay Floating Rate Fund Class I	485	859	(80)	20	—	1,267	0.2
MainStay High Yield Corporate Bond Fund Class I	1,874	10,080	(814)	278	—	11,420	0.3
MainStay ICAP Equity Fund Class I	14,798	5,616	(880)	89	2,564	16,481	2.1
MainStay ICAP International Fund Class I	19,020	4,178	(1,562)	300	—	20,788	1.3
MainStay International Equity Fund Class I	8,699	889	(484)	26	—	9,012	4.1
MainStay Large Cap Growth Fund Class I	19,702	3,396	(6,263)	—	1,865	14,001	0.1
MainStay MAP Fund Class I	21,720	6,177	(803)	256	3,353	22,788	2.6
MainStay S&P 500 Index Fund Class I	20,164	10,320	(14,466)	373	766	14,681	1.1
MainStay Short Duration High Yield Fund Class I	10,470	700	(4,408)	208	—	6,544	1.8
MainStay Total Return Bond Fund Class I	34,143	7,275	(4,381)	527	—	37,357	3.9

Total	$202,405	$58,127	$(36,190)	$2,758	$10,851	$207,762

MainStay Retirement 2040 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$426	$—	$—	$—	$445	0.7
IQ 50 Percent Hedged FTSE International ETF	—	631	—	—	—	660	0.6
IQ Global Resources ETF	—	301	—	—	—	323	0.4
MainStay Common Stock Fund Class I	17,457	1,514	(763)	230	—	17,507	19.7
MainStay Epoch International Small Cap Fund Class I	5,848	761	(102)	143	—	6,396	16.9
MainStay Epoch U.S. All Cap Fund Class I	23,085	3,652	(2,461)	233	2,272	20,709	3.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	897	—	—	—	895	2.1
MainStay Floating Rate Fund Class I	110	380	(17)	7	—	474	0.1
MainStay High Yield Corporate Bond Fund Class I	—	5,999	(427)	130	—	5,762	0.1
MainStay ICAP Equity Fund Class I	10,326	5,134	(456)	67	1,908	12,768	1.6
MainStay ICAP International Fund Class I	17,454	3,587	(989)	278	—	19,298	1.2
MainStay International Equity Fund Class I	8,074	716	(308)	24	—	8,394	3.8
MainStay Large Cap Growth Fund Class I	20,764	3,892	(3,929)	—	2,235	17,413	0.2
MainStay MAP Fund Class I	16,654	5,140	(393)	199	2,601	18,074	2.1
MainStay S&P 500 Index Fund Class I	14,933	7,853	(11,468)	265	546	10,360	0.8
MainStay Short Duration High Yield Fund Class I	5,879	1,291	(1,997)	141	—	5,066	1.4
MainStay Total Return Bond Fund Class I	8,307	2,584	(1,614)	131	—	9,355	1.0

Total	$148,891	$44,758	$(24,924)	$1,848	$9,562	$153,899

102	MainStay Target Date Funds

MainStay Retirement 2050 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$210	$—	$—	$—	$219	0.3
IQ 50 Percent Hedged FTSE International ETF	—	311	—	—	—	325	0.3
IQ Global Resources ETF	—	157	—	—	—	168	0.2
MainStay Common Stock Fund Class I	8,137	1,024	601	109	—	8,228	9.3
MainStay Epoch International Small Cap Fund Class I	2,986	534	84	73	—	3,387	8.9
MainStay Epoch U.S. All Cap Fund Class I	12,309	2,397	1,858	120	1,171	11,004	1.7
MainStay Epoch U.S. Equity Yield Fund Class I	—	476	4	—	—	471	0.0
MainStay High Yield Corporate Bond Fund Class I	—	2,282	204	45	—	2,155	0.1
MainStay ICAP Equity Fund Class I	4,501	3,018	365	32	860	6,172	0.8
MainStay ICAP International Fund Class I	9,162	2,099	711	144	—	10,171	0.6
MainStay International Equity Fund Class I	4,139	562	202	12	—	4,461	2.0
MainStay Large Cap Growth Fund Class I	13,383	3,417	1,668	—	1,509	12,918	0.1
MainStay MAP Fund Class I	7,635	2,615	331	91	1,193	8,399	1.0
MainStay S&P 500 Index Fund Class I	4,982	4,052	5,317	96	197	3,357	0.3
MainStay Short Duration High Yield Fund Class I	2,309	1,373	1,136	66	—	2,506	0.7
MainStay Total Return Bond Fund Class I	1,099	1,027	614	24	—	1,523	0.2

Total	$70,642	$25,554	$13,095	$812	$4,930	$75,464

MainStay Retirement 2060 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$37	$—	$—	$—	$38	0.1
IQ 50 Percent Hedged FTSE International ETF	—	43	—	—	—	43	0.0
IQ Global Resources ETF	—	38	—	—	—	40	0.1
MainStay Common Stock Fund Class I	—	465	(36)	—	—	455	0.5
MainStay Epoch International Small Cap Fund Class I	—	225	(16)	—	—	231	0.6
MainStay Epoch U.S. All Cap Fund Class I	—	635	(24)	—	—	645	0.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	28	— (a)	—	—	28	0.1
MainStay ICAP Equity Fund Class I	—	365	(18)	1	—	371	0.1
MainStay ICAP International Fund Class I	—	636	(99)	—	—	604	0.0
MainStay International Equity Fund Class I	—	279	(8)	—	—	290	0.1
MainStay Large Cap Growth Fund Class I	—	797	(39)	—	—	804	0.0
MainStay MAP Fund Class I	—	487	(50)	—	—	473	0.1
MainStay S&P 500 Index Fund Class I	—	243	(137)	—	—	124	0.0
MainStay Short Duration High Yield Fund Class I	—	129	(48)	1	—	86	0.0

Total	$—	$4,407	$(475)	$2	$—	$4,232

(a)	Less than one thousand dollars.

As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$879,844	2.3%
Class R3	10,641	100.0

MainStay Retirement 2020 Fund
Class I	$6,069,334	5.4%
Class R3	9,679	11.7

MainStay Retirement 2030 Fund
Class I	$13,544,007	7.4%

MainStay Retirement 2040 Fund
Class I	$11,893,805	8.2%
Class R3	10,390	56.9

MainStay Retirement 2050 Fund
Class I	$9,216,733	12.9%

MainStay Retirement 2060 Fund
Class A	$26,843	100.0%
Investor Class	26,850	81.2
Class I	5,235,750	100.0
Class R1	26,850	100.0
Class R2	26,825	99.9
Class R3	26,825	99.9

103

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$2,104,115	$1,234,285	$3,338,400
MainStay Retirement 2020 Fund	4,316,552	2,482,952	6,799,504
MainStay Retirement 2030 Fund	4,930,631	3,201,186	8,131,817
MainStay Retirement 2040 Fund	3,580,445	3,281,177	6,861,622
MainStay Retirement 2050 Fund	1,423,678	1,605,032	3,028,710

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Retirement Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$14,536	$13,387
MainStay Retirement 2020 Fund	41,738	31,519
MainStay Retirement 2030 Fund	61,314	41,330
MainStay Retirement 2040 Fund	47,371	27,620
MainStay Retirement 2050 Fund	27,492	14,993
MainStay Retirement 2060 Fund	5,152	520

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	34,614	$334,690
Shares issued to shareholders in reinvestment of dividends and distributions	31,871	311,696
Shares redeemed	(51,256)	(510,932)

Net increase (decrease) in shares outstanding before conversion	15,229	135,454
Shares converted into Class A (See Note 1)	3,454	33,958

Net increase (decrease)	18,683	$169,412

Year ended October 31, 2015:
Shares sold	391,579	$4,061,657
Shares issued to shareholders in reinvestment of dividends and distributions	41,916	432,150
Shares redeemed	(565,454)	(5,817,672)

Net increase (decrease) in shares outstanding before conversion	(131,959)	(1,323,865)
Shares converted into Class A (See Note 1)	4,706	50,089

Net increase (decrease)	(127,253)	$(1,273,776)

104	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	25,428	$248,539
Shares issued to shareholders in reinvestment of dividends and distributions	5,768	56,640
Shares redeemed	(14,558)	(144,703)

Net increase (decrease) in shares outstanding before conversion	16,638	160,476
Shares converted from Investor Class (See Note 1)	(3,440)	(33,958)

Net increase (decrease)	13,198	$126,518

Year ended October 31, 2015:
Shares sold	43,897	$462,144
Shares issued to shareholders in reinvestment of dividends and distributions	5,177	53,641
Shares redeemed	(36,164)	(378,566)

Net increase (decrease) in shares outstanding before conversion	12,910	137,219
Shares converted from Investor Class (See Note 1)	(4,693)	(50,089)

Net increase (decrease)	8,217	$87,130

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	202,604	$1,995,228
Shares issued to shareholders in reinvestment of dividends and distributions	176,948	1,741,172
Shares redeemed	(347,104)	(3,463,725)

Net increase (decrease)	32,448	$272,675

Year ended October 31, 2015:
Shares sold	595,178	$6,276,100
Shares issued to shareholders in reinvestment of dividends and distributions	191,660	1,989,426
Shares redeemed	(1,204,127)	(12,619,721)

Net increase (decrease)	(417,289)	$(4,354,195)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	58,965	$584,791
Shares issued to shareholders in reinvestment of dividends and distributions	69,478	683,661
Shares redeemed	(121,646)	(1,206,484)

Net increase (decrease)	6,797	$61,968

Period ended October 31, 2015:
Shares sold	138,148	$1,466,166
Shares issued to shareholders in reinvestment of dividends and distributions	72,399	752,228
Shares redeemed	(334,472)	(3,514,165)

Net increase (decrease)	(123,925)	$(1,295,771)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	27,435	$270,469
Shares issued to shareholders in reinvestment of dividends and distributions	10,274	100,693
Shares redeemed	(16,882)	(164,144)

Net increase (decrease)	20,827	$207,018

Year ended October 31, 2015:
Shares sold	79,859	$840,813
Shares issued to shareholders in reinvestment of dividends and distributions	10,548	108,960
Shares redeemed	(110,128)	(1,157,783)

Net increase (decrease)	(19,721)	$(208,010)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares issued to shareholders in reinvestment of dividends and distributions	41	$407

Net increase (decrease)	41	$407

Year ended October 31, 2015:
Shares issued to shareholders in reinvestment of dividends and distributions	38	$397

Net increase (decrease)	38	$397

MainStay Retirement 2020 Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	210,054	$2,144,515
Shares issued to shareholders in reinvestment of dividends and distributions	73,681	747,126
Shares redeemed	(167,131)	(1,696,604)

Net increase (decrease) in shares outstanding before conversion	116,604	1,195,037
Shares converted into Class A (See Note 1)	2,479	26,052
Shares converted from Class A (See Note 1)	(2,007)	(20,166)

Net increase (decrease)	117,076	$1,200,923

Year ended October 31, 2015:
Shares sold	942,285	$10,078,940
Shares issued to shareholders in reinvestment of dividends and distributions	78,629	840,543
Shares redeemed	(1,376,926)	(14,625,455)

Net increase (decrease) in shares outstanding before conversion	(356,012)	(3,705,972)
Shares converted into Class A (See Note 1)	14,644	160,464
Shares converted from Class A (See Note 1)	(11,976)	(124,530)

Net increase (decrease)	(353,344)	$(3,670,038)

105

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	105,038	$1,069,556
Shares issued to shareholders in reinvestment of dividends and distributions	30,223	307,061
Shares redeemed	(62,403)	(636,834)

Net increase (decrease) in shares outstanding before conversion	72,858	739,783
Shares converted into Investor Class (See Note 1)	2,003	20,166
Shares converted from Investor Class (See Note 1)	(2,476)	(26,052)

Net increase (decrease)	72,385	$733,897

Year ended October 31, 2015:
Shares sold	193,227	$2,096,867
Shares issued to shareholders in reinvestment of dividends and distributions	22,335	239,431
Shares redeemed	(148,482)	(1,600,332)

Net increase (decrease) in shares outstanding before conversion	67,080	735,966
Shares converted into Investor Class (See Note 1)	11,963	124,530
Shares converted from Investor Class (See Note 1)	(14,617)	(160,464)

Net increase (decrease)	64,426	$700,032

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	637,311	$6,455,753
Shares issued to shareholders in reinvestment of dividends and distributions	493,758	5,026,468
Shares redeemed	(741,865)	(7,558,841)

Net increase (decrease)	389,204	$3,923,380

Year ended October 31, 2015:
Shares sold	1,387,867	$15,116,175
Shares issued to shareholders in reinvestment of dividends and distributions	410,013	4,403,542
Shares redeemed	(1,559,369)	(16,943,883)

Net increase (decrease)	238,511	$2,575,834

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	169,917	$1,719,622
Shares issued to shareholders in reinvestment of dividends and distributions	128,205	1,306,422
Shares redeemed	(80,181)	(814,888)

Net increase (decrease)	217,941	$2,211,156

Year ended October 31, 2015:
Shares sold	280,840	$3,076,329
Shares issued to shareholders in reinvestment of dividends and distributions	106,107	1,139,598
Shares redeemed	(294,666)	(3,202,105)

Net increase (decrease)	92,281	$1,013,822

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	14,433	$146,806
Shares issued to shareholders in reinvestment of dividends and distributions	10,874	110,247
Shares redeemed	(13,591)	(132,031)

Net increase (decrease)	11,716	$125,022

Year ended October 31, 2015:
Shares sold	65,281	$702,706
Shares issued to shareholders in reinvestment of dividends and distributions	16,236	173,724
Shares redeemed	(296,586)	(3,255,117)

Net increase (decrease)	(215,069)	$(2,378,687)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,526	$47,000
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,367
Shares redeemed	(8)	(78)

Net increase (decrease)	4,749	$49,289

Year ended October 31, 2015:
Shares sold	1,585	$17,343
Shares issued to shareholders in reinvestment of dividends and distributions	234	2,539
Shares redeemed	(5,621)	(62,205)

Net increase (decrease)	(3,802)	$(42,323)

MainStay Retirement 2030 Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	316,285	$3,197,021
Shares issued to shareholders in reinvestment of dividends and distributions	67,859	693,516
Shares redeemed	(129,215)	(1,308,861)

Net increase (decrease) in shares outstanding before conversion	254,929	2,581,676
Shares converted into Class A (See Note 1)	18,722	194,231

Net increase (decrease)	273,651	$2,775,907

Year ended October 31, 2015:
Shares sold	660,705	$7,129,260
Shares issued to shareholders in reinvestment of dividends and distributions	69,513	749,348
Shares redeemed	(1,271,011)	(13,574,691)

Net increase (decrease) in shares outstanding before conversion	(540,793)	(5,696,083)
Shares converted into Class A (See Note 1)	43,913	489,206
Shares converted from Class A (See Note 1)	(8,263)	(87,014)

Net increase (decrease)	(505,143)	$(5,293,891)

106	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	226,923	$2,317,072
Shares issued to shareholders in reinvestment of dividends and distributions	48,877	500,010
Shares redeemed	(64,683)	(654,638)

Net increase (decrease) in shares outstanding before conversion	211,117	2,162,444
Shares converted from Investor Class (See Note 1)	(18,704)	(194,231)

Net increase (decrease)	192,413	$1,968,213

Year ended October 31, 2015:
Shares sold	389,590	$4,280,741
Shares issued to shareholders in reinvestment of dividends and distributions	28,522	308,045
Shares redeemed	(169,658)	(1,853,721)

Net increase (decrease) in shares outstanding before conversion	248,454	2,735,065
Shares converted into Investor Class (See Note 1)	8,261	87,014
Shares converted from Investor Class (See Note 1)	(43,877)	(489,206)

Net increase (decrease)	212,838	$2,332,873

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,138,537	$11,373,244
Shares issued to shareholders in reinvestment of dividends and distributions	785,347	8,081,219
Shares redeemed	(1,016,529)	(10,501,022)

Net increase (decrease)	907,355	$8,953,441

Year ended October 31, 2015:
Shares sold	2,174,117	$23,997,415
Shares issued to shareholders in reinvestment of dividends and distributions	557,647	6,050,470
Shares redeemed	(1,086,495)	(11,954,034)

Net increase (decrease)	1,645,269	$18,093,851

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	131,417	$1,338,594
Shares issued to shareholders in reinvestment of dividends and distributions	94,834	975,842
Shares redeemed	(213,019)	(2,153,772)

Net increase (decrease)	13,232	$160,664

Year ended October 31, 2015:
Shares sold	252,539	$2,821,404
Shares issued to shareholders in reinvestment of dividends and distributions	70,277	762,508
Shares redeemed	(182,273)	(1,992,923)

Net increase (decrease)	140,543	$1,590,989

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	24,618	$247,790
Shares issued to shareholders in reinvestment of dividends and distributions	18,487	188,566
Shares redeemed	(3,681)	(36,833)

Net increase (decrease)	39,424	$399,523

Year ended October 31, 2015:
Shares sold	86,078	$946,228
Shares issued to shareholders in reinvestment of dividends and distributions	23,351	251,482
Shares redeemed	(385,686)	(4,302,134)

Net increase (decrease)	(276,257)	$(3,104,424)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	9,425	$95,747
Shares issued to shareholders in reinvestment of dividends and distributions	1,133	11,715
Shares redeemed	(146)	(1,506)

Net increase (decrease)	10,412	$105,956

Year ended October 31, 2015:
Shares sold	2,778	$31,003
Shares issued to shareholders in reinvestment of dividends and distributions	821	8,960
Shares redeemed	(4,492)	(49,875)

Net increase (decrease)	(893)	$(9,912)

MainStay Retirement 2040 Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	106,969	$1,095,169
Shares issued to shareholders in reinvestment of dividends and distributions	35,740	370,983
Shares redeemed	(37,547)	(387,767)

Net increase (decrease) in shares outstanding before conversion	105,162	1,078,385
Shares converted into Class A (See Note 1)	11,055	113,397
Shares converted from Class A (See Note 1)	(1,697)	(17,137)

Net increase (decrease)	114,520	$1,174,645

Year ended October 31, 2015:
Shares sold	386,792	$4,271,149
Shares issued to shareholders in reinvestment of dividends and distributions	49,210	538,854
Shares redeemed	(809,756)	(8,762,630)

Net increase (decrease) in shares outstanding before conversion	(373,754)	(3,952,627)
Shares converted into Class A (See Note 1)	33,135	380,012
Shares converted from Class A (See Note 1)	(9,289)	(100,715)

Net increase (decrease)	(349,908)	$(3,673,330)

107

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	236,176	$2,428,276
Shares issued to shareholders in reinvestment of dividends and distributions	44,667	465,879
Shares redeemed	(90,296)	(924,103)

Net increase (decrease) in shares outstanding before conversion	190,547	1,970,052
Shares converted into Investor Class (See Note 1)	1,688	17,137
Shares converted from Investor Class (See Note 1)	(11,002)	(113,397)

Net increase (decrease)	181,233	$1,873,792

Year ended October 31, 2015:
Shares sold	356,307	$3,985,463
Shares issued to shareholders in reinvestment of dividends and distributions	28,960	318,559
Shares redeemed	(95,121)	(1,064,293)

Net increase (decrease) in shares outstanding before conversion	290,146	3,239,729
Shares converted into Investor Class (See Note 1)	9,246	100,715
Shares converted from Investor Class (See Note 1)	(32,995)	(380,012)

Net increase (decrease)	266,397	$2,960,432

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,063,325	$10,838,806
Shares issued to shareholders in reinvestment of dividends and distributions	592,345	6,207,771
Shares redeemed	(672,809)	(7,135,988)

Net increase (decrease)	982,861	$9,910,589

Year ended October 31, 2015:
Shares sold	1,791,366	$20,135,947
Shares issued to shareholders in reinvestment of dividends and distributions	473,352	5,230,543
Shares redeemed	(952,147)	(10,705,456)

Net increase (decrease)	1,312,571	$14,661,034

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	124,376	$1,283,739
Shares issued to shareholders in reinvestment of dividends and distributions	51,030	535,307
Shares redeemed	(74,065)	(773,071)

Net increase (decrease)	101,341	$1,045,975

Year ended October 31, 2015:
Shares sold	182,400	$2,069,080
Shares issued to shareholders in reinvestment of dividends and distributions	43,533	481,477
Shares redeemed	(148,537)	(1,657,187)

Net increase (decrease)	77,396	$893,370

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	30,824	$313,563
Shares issued to shareholders in reinvestment of dividends and distributions	19,927	207,450
Shares redeemed	(16,380)	(163,906)

Net increase (decrease)	34,371	$357,107

Year ended October 31, 2015:
Shares sold	98,630	$1,106,468
Shares issued to shareholders in reinvestment of dividends and distributions	26,578	291,820
Shares redeemed	(356,732)	(4,073,944)

Net increase (decrease)	(231,524)	$(2,675,656)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	432	$4,482
Shares issued to shareholders in reinvestment of dividends and distributions	56	588
Shares redeemed	(35)	(354)

Net increase (decrease)	453	$4,716

Year ended October 31, 2015:
Shares sold	386	$4,363
Shares issued to shareholders in reinvestment of dividends and distributions	34	369
Shares redeemed	(83)	(950)

Net increase (decrease)	337	$3,782

MainStay Retirement 2050 Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	49,081	$497,811
Shares issued to shareholders in reinvestment of dividends and distributions	14,358	148,603
Shares redeemed	(63,574)	(631,060)

Net increase (decrease) in shares outstanding before conversion	(135)	15,354
Shares converted into Class A (See Note 1)	373	3,987

Net increase (decrease)	238	$19,341

Year ended October 31, 2015:
Shares sold	182,757	$2,020,454
Shares issued to shareholders in reinvestment of dividends and distributions	19,302	210,202
Shares redeemed	(350,896)	(3,779,881)

Net increase (decrease) in shares outstanding before conversion	(148,837)	(1,549,225)
Shares converted into Class A (See Note 1)	14,093	158,091
Shares converted from Class A (See Note 1)	(2,385)	(26,466)

Net increase (decrease)	(137,129)	$(1,417,600)

108	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	171,889	$1,743,383
Shares issued to shareholders in reinvestment of dividends and distributions	27,639	285,507
Shares redeemed	(45,663)	(457,431)

Net increase (decrease) in shares outstanding before conversion	153,865	1,571,459
Shares converted from Investor Class (See Note 1)	(374)	(3,987)

Net increase (decrease)	153,491	$1,567,472

Year ended October 31, 2015:
Shares sold	235,313	$2,608,739
Shares issued to shareholders in reinvestment of dividends and distributions	16,311	177,465
Shares redeemed	(74,598)	(821,050)

Net increase (decrease) in shares outstanding before conversion	177,026	1,965,154
Shares converted into Investor Class (See Note 1)	2,387	26,466
Shares converted from Investor Class (See Note 1)	(14,110)	(158,091)

Net increase (decrease)	165,303	$1,833,529

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	875,892	$8,898,963
Shares issued to shareholders in reinvestment of dividends and distributions	299,958	3,119,563
Shares redeemed	(484,842)	(5,035,642)

Net increase (decrease)	691,008	$6,982,884

Year ended October 31, 2015:
Shares sold	1,366,446	$15,282,608
Shares issued to shareholders in reinvestment of dividends and distributions	209,509	2,294,118
Shares redeemed	(580,801)	(6,460,256)

Net increase (decrease)	995,154	$11,116,470

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	88,895	$910,364
Shares issued to shareholders in reinvestment of dividends and distributions	17,326	180,540
Shares redeemed	(29,094)	(301,676)

Net increase (decrease)	77,127	$789,228

Year ended October 31, 2015:
Shares sold	123,589	$1,390,531
Shares issued to shareholders in reinvestment of dividends and distributions	10,624	116,437
Shares redeemed	(40,647)	(453,977)

Net increase (decrease)	93,566	$1,052,991

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	44,854	$456,688
Shares issued to shareholders in reinvestment of dividends and distributions	15,704	162,689
Shares redeemed	(8,897)	(89,630)

Net increase (decrease)	51,661	$529,747

Year ended October 31, 2015:
Shares sold	117,068	$1,306,349
Shares issued to shareholders in reinvestment of dividends and distributions	20,792	226,846
Shares redeemed	(348,184)	(3,957,650)

Net increase (decrease)	(210,324)	$(2,424,455)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,812	$18,388
Shares issued to shareholders in reinvestment of dividends and distributions	424	4,421
Shares redeemed	(183)	(1,781)

Net increase (decrease)	2,053	$21,028

Year ended October 31, 2015:
Shares sold	1,182	$13,100
Shares issued to shareholders in reinvestment of dividends and distributions	332	3,641
Shares redeemed	(1,183)	(13,045)

Net increase (decrease)	331	$3,696

MainStay Retirement 2060 Fund (a)
Class A	Shares	Amount
Period ended April 30, 2016:
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Investor Class	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	3,081	$30,977

Net increase (decrease)	3,081	$30,977

Class I	Shares	Amount
Period ended April 30, 2016:
Shares sold	487,501	$4,875,041

Net increase (decrease)	487,501	$4,875,041

Class R1	Shares	Amount
Period ended April 30, 2016:
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Class R2	Shares	Amount
Period ended April 30, 2016:
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

109

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Period ended April 30, 2016:
Shares sold	2,503	$25,033

Net increase (decrease)	2,503	$25,033

(a)	Inception date was February 29, 2016.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

110	MainStay Target Date Funds

Board Consideration and Approval of Management Agreement (Unaudited)

I. MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Retirement Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Retirement Funds (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Retirement Funds’ distribution arrangements. In addition, the Board received information regarding the Retirement Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Retirement Funds. New York Life

Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of the Retirement Funds’ shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Retirement Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Retirement Funds grow and the extent to which economies of scale have benefited or may benefit Retirement Fund shareholders; and (v) the reasonableness of the Retirement Funds’ management fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. The Board also considered the reasonableness of the Retirement Funds’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Retirement Funds as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Retirement Funds under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life

111

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Retirement Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Retirement Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Retirement Funds and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Retirement Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Retirement Funds’ investments and those of other accounts managed by New York Life Investments. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered detailed investment reports on the Retirement Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Retirement Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance and the Retirement Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds.

In considering the Retirement Funds’ investment performance, the Board focused principally on the Retirement Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance as well as discussions between the Retirement Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Retirement Fund investment performance and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds and that the ability to maintain a strong financial

112	MainStay Target Date Funds

position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board also recognized that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Retirement Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Retirement Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Retirement Funds on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board considered whether the Retirement Funds’ expense structures permit economies of scale to be shared with Retirement Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Retirement Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Retirement Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay

113

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Retirement Funds’ net management fees and expenses.

The Board noted that, outside of the Retirement Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Retirement Funds.

The Board considered that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

II. MainStay Retirement 2060 Fund

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Retirement 2060 Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place in advance of its December 2015 meeting, which included responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund and the rationale for any differences in the Fund’s proposed management fee and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds, in particular information pertaining to the MainStay Retirement Funds.

In considering the Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services to be provided to the Fund by New York Life Investments; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio

114	MainStay Target Date Funds

managers with similar investment strategies to the Fund, such as the MainStay Retirement Funds; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreement was based on a consideration of the information provided to the Trustees specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreement are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments will supply to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments will be set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that are designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience in managing other portfolios, including those with similar investment strategies to the Funds, such as the other MainStay Retirement Funds. It examined New York Life Investments’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by New York Life Investments. The Board also reviewed New York Life Investments’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreement, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to investors. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund, such as the other MainStay Retirement Funds. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by New York Life Investments. The Fund discloses information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the anticipated costs of the services to be provided by New York Life Investments under the Agreement and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board noted that the shareholders of the Fund will indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund ultimately invests. The Board considered that the Fund’s planned investments in

115

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

underlying funds managed by New York Life Investments will indirectly benefit New York Life Investments.

In evaluating the anticipated costs of the services provided by New York Life Investments and expected profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments to be able to provide high-quality services to the Fund. The Board also recognized that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s likely profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also would earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s proposed expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board also noted that it separately will consider economies of scale as part of its review of the management agreements of underlying funds in which the Fund proposes to invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

The Board also considered the reasonableness of fees and expenses the Fund indirectly will pay by its proposed investments in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. The Board further noted that the Fund intends to invest in the lowest cost widely available share class offered by the underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund, including the

116	MainStay Target Date Funds

other MainStay Retirement Funds. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it may make to intermediaries in connection with the services it will provide to the Fund.

The Board considered that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016.

After considering all of the factors outlined above, the Board concluded that the Fund’s proposed management fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreement or “interested persons” of any such party voting separately, unanimously voted to approve the Agreement.

117

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

118	MainStay Target Date Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695881 MS164-16	MSRF10-06/16 (NYLIM) NL0C1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.48 1.57%	–2.78 0.23%	2.24 2.86%	3.09 3.40%	1.06 1.06%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.47 1.58	–2.78 0.23	2.21 2.84	3.04 3.36	1.06 1.06
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	–1.90 1.09	–3.52 –0.63	2.07 2.07	2.58 2.58	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.09 1.09	–1.49 –0.52	2.07 2.07	2.58 2.58	1.81 1.81
Class I Shares	No Sales Charge		1.59	0.48	3.12	3.66	0.81
Class R3 Shares[4]	No Sales Charge		1.40	–0.12	2.50	3.04	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[5]	1.58%	–0.21%	3.51%	4.43%
Credit Suisse Leveraged Loan Index[6]	1.36	–0.13	3.75	4.15
Average Lipper Loan Participation Fund[7]	1.00	–0.83	2.98	3.06

5.	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the S&P/LSTA Leveraged Loan Index as a secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse
Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,015.70	$5.41	$1,019.50	$5.42

Investor Class Shares	$1,000.00	$1,015.80	$5.36	$1,019.50	$5.37

Class B Shares	$1,000.00	$1,010.90	$9.10	$1,015.80	$9.12

Class C Shares	$1,000.00	$1,010.90	$9.10	$1,015.80	$9.12

Class I Shares	$1,000.00	$1,015.90	$4.16	$1,020.70	$4.17

Class R3 Shares[2,3]	$1,000.00	$1,040.70	$2.43	$1,006.00	$2.39

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.08% for Class A, 1.07% for Investor Class, 1.82% for Class B and Class C, 0.83% for Class I and 1.43% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.17 for Class R3 and the ending account value would have been $1,017.80 for Class R3 shares.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Industry Composition as of April 30, 2016 (Unaudited)

Healthcare, Education & Childcare	10.4%
Diversified/Conglomerate Service	8.8
Electronics	7.9
Chemicals, Plastics & Rubber	5.3
Broadcasting & Entertainment	5.2
Retail Store	5.2
Hotels, Motels, Inns & Gaming	5.0
Containers, Packaging & Glass	4.9
Leisure, Amusement, Motion Pictures & Entertainment	4.1
Telecommunications	3.8
Aerospace & Defense	3.7
Buildings & Real Estate	3.1
Diversified/Conglomerate Manufacturing	3.0
Automobile	2.9
Utilities	2.9
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.8
Insurance	2.3
Oil & Gas	2.2
Mining, Steel, Iron & Non-Precious Metals	2.1

Beverage, Food & Tobacco	1.8%
Finance	1.8
Printing & Publishing	1.7
Personal & Nondurable Consumer Products (Manufacturing Only)	1.6
Personal, Food & Miscellaneous Services	1.0
Ecological	0.8
Banking	0.6
Home and Office Furnishings, Housewares & Durable Consumer Products	0.6
Affiliated Investment Company	0.5
Grocery	0.4
Real Estate	0.3
Cargo Transport	0.2
Personal Transportation	0.2
Software	0.2
Short-Term Investments	5.3
Other Assets, Less Liabilities	–2.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investments) (Unaudited)

1.	First Data Corp., 3.939%–6.75%, due 9/24/18–3/24/21

2.	Univision Communications, Inc., 4.00%, due 3/1/20

3.	Rexnord LLC, 4.00%, due 8/21/20

4.	Community Health Systems, Inc., 3.75%–4.00%, due 12/31/18–1/27/21

5.	Scientific Games International, Inc., 6.00%, due 10/18/20
6.	Avago Technologies Cayman, Ltd., 4.25%, due 2/1/23

7.	Level 3 Financing, Inc., 3.50%–4.00%, due 8/1/19–5/31/22

8.	Michaels Stores, Inc., 3.75%–4.00%, due 1/28/20

9.	Realogy Corp., 3.75%, due 3/5/20

10.	Neptune Finco Corp., 5.00%, due 10/9/22

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Floating Rate Fund returned 1.57% for Class A shares, 1.58% for Investor Class shares and 1.09% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned 1.59% and Class R3 shares1 returned 1.40%. For the six months ended April 30, 2016, Class I shares outperformed, Investor Class shares matched and all other share classes underperformed the 1.58% return of the S&P/LSTA Leveraged Loan Index,2 which is the Fund’s broad-based securities-market index (formerly a secondary benchmark of the Fund). Over the same period, Class B and C shares underperformed—and all other share classes outperformed—the 1.36% return of the Credit Suisse Leveraged Loan Index,2 which is a secondary benchmark (formerly the primary benchmark of the Fund). All share classes outperformed the 1.00% return of the Average Lipper3 Loan Participation Fund for the six months ended April 30, 2016. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, S&P/LSTA Leveraged Loan Index became the primary benchmark of the Fund and Credit Suisse Leveraged Loan Index became the Fund’s secondary benchmark. We selected the S&P/LSTA Leveraged Loan Index as the Fund’s primary benchmark because we believe that this Index is more reflective of its current investment style.

What factors affected the Fund’s relative performance during the reporting period?

The most substantial contributions to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index came from an overweight position in credits rated BB,4 as well as underweight positions in credits rated CCC5 and defaulted credits. (Contributions take weightings and total returns into account.)

Security selection made significant contributions to relative performance among credits rated BB and CCC. Positive performance relative to S&P/LSTA Leveraged Loan Index was offset by underperformance in credits rated B,6 primarily because of security selection. From an industry perspective, the most significant contributors to the Fund’s relative performance were security selection in utilities, mining/metals, oil/gas and business equipment/services. The most significant industry detractor was security selection in the retail sector.

What was the Fund’s duration7 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,8 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure as of April 30, 2016 was 49 days. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

How did the Fund’s sector weightings change during the reporting period?

For the six months ended April 30, 2016, riskier assets underperformed their higher-rated counterparts. The Fund’s risk exposures were modified by reducing the Fund’s weighting among credits rated B while increasing its weightings among credits rated BB and BBB.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in cash. (Unlike the Fund, the Index does not have a cash component.) As of the same date, the Fund held underweight

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information about Lipper Inc.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

9

positions relative to the Index in credits rated BBB, B and CCC and lower, unrated credits and defaulted credits.

As of April 30, 2016, the Fund’s most substantial industry exposures were in electronics, health care, business equipment/services, hotels & casinos, and chemicals. Among these posi-

tions, business equipment/services and chemicals were overweight relative to the S&P/LSTA Leveraged Loan Index, hotels & casinos had a neutral weight, and electronics and health care were underweight relative to the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.8%† Corporate Bonds 1.1%
Containers, Packaging & Glass 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	$1,200,000	$1,200,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,515,375
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	328,000	339,070

		3,054,445

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,632,500

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	330,000	346,929

Oil & Gas 0.1%
FTS International, Inc. 8.134%, due 6/15/20 (a)(b)	1,670,000	1,219,100

Real Estate 0.3%
iStar, Inc. 4.00%, due 11/1/17	1,800,000	1,773,000
5.00%, due 7/1/19	1,800,000	1,746,000

		3,519,000

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,753,000	2,890,650

Telecommunications 0.1%
CommScope, Inc. 4.375%, due 6/15/20 (a)	890,000	918,925

Total Corporate Bonds (Cost $15,148,783)		14,581,549

Floating Rate Loans 86.3% (c)
Aerospace & Defense 3.7%
American Airlines, Inc. New Term Loan 3.25%, due 6/27/20	7,204,578	7,157,302
BE Aerospace, Inc. 2014 Term Loan B 4.00%, due 12/16/21	6,102,884	6,125,770

	Principal Amount	Value
Aerospace & Defense (continued)
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	$10,294,494	$10,338,245
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	5,522,250	5,494,639
Science Applications International Corp. Term Loan B 3.75%, due 5/4/22	4,668,640	4,684,201
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	7,180,295	7,166,832
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	6,009,677	6,002,165

		46,969,154

Automobile 2.9%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 6.00%, due 4/27/20	2,093,260	2,088,027
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	5,306,807	5,311,227
FCA U.S. LLC New Term Loan B 3.50%, due 5/24/17	3,910,691	3,907,899
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	4,095,764	3,880,736
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.75%, due 4/30/19	4,500,000	4,502,813
KAR Auction Services, Inc.
Term Loan B2 3.938%, due 3/11/21	1,935,606	1,936,816
Term Loan B3 4.25%, due 3/9/23	3,000,000	3,005,625
MPG Holdco I, Inc. 2015 Term Loan B 3.75%, due 10/20/21	4,702,351	4,667,083
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	5,104,931	5,092,168
U.S. Farathane LLC Term Loan B 6.75%, due 12/23/21	2,931,641	2,931,641

		37,324,035

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Banking 0.6%
Capital Automotive L.P.
New Term Loan B 4.00%, due 4/10/19	$6,333,142	$6,337,664
New 2nd Lien Term Loan 6.00%, due 4/30/20	1,666,667	1,664,583

		8,002,247

Beverage, Food & Tobacco 1.8%
Albertsons LLC Term Loan B4 5.50%, due 8/25/21	8,712,000	8,734,991
B&G Foods, Inc. 2015 Term Loan B 3.755%, due 11/2/22	1,386,905	1,390,372
Hostess Brands LLC 1st Lien Term Loan 4.50%, due 8/3/22	995,000	995,933
NBTY, Inc. USD Term Loan B 5.00%, due 4/26/23	4,000,000	4,010,000
Oak Tea, Inc. USD Term Loan B1 4.25%, due 7/2/22	3,305,422	3,309,554
Pinnacle Foods Finance LLC
Term Loan G 3.25%, due 4/29/20	3,155,052	3,149,417
Incremental Term Loan I 3.75%, due 1/13/23	1,995,000	2,002,481

		23,592,748

Broadcasting & Entertainment 4.6%
CCO Safari III LLC Term Loan I 3.50%, due 1/24/23	4,571,429	4,585,307
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	4,091,359	2,797,466
iHeartCommunications, Inc. Term Loan D 7.185%, due 1/30/19	3,250,000	2,420,236
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,275,007	1,272,616
♦Neptune Finco Corp. 2015 Term Loan B 5.00%, due 10/9/22	11,500,000	11,534,500
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,445,878	1,443,167

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Numericable U.S. LLC USD Term Loan B7 5.00%, due 1/15/24	$5,645,161	$5,668,685
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	3,489,978	3,483,745
Term Loan C4 4.00%, due 3/1/20	11,853,519	11,847,165
UPC Financing Partnership USD Term Loan AH 3.344%, due 6/30/21	3,504,077	3,494,690
WideOpenWest Finance LLC
Term Loan B1 3.75%, due 7/17/17	2,249,790	2,239,947
2015 Term Loan B 4.50%, due 4/1/19	8,597,055	8,543,323

		59,330,847

Buildings & Real Estate 3.1%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	4,005,147	3,919,036
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.25%, due 11/4/21	4,476,645	4,465,453
GCP Applied Technologies, Inc. Term Loan B 5.25%, due 2/3/22	2,750,000	2,759,166
HD Supply, Inc. 2015 Term Loan B 3.75%, due 8/13/21	1,990,000	1,987,015
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	3,974,975	3,982,428
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22 (d)	2,383,521	2,347,768
♦Realogy Corp. New Term Loan B 3.75%, due 3/5/20	12,078,601	12,071,052
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	8,275,608	8,237,681

		39,769,599

Cargo Transport 0.2%
XPO Logistics, Inc. Term Loan 5.50%, due 11/1/21	2,693,250	2,705,033

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber 4.6%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	$1,549,745	$1,542,965
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	5,118,562	5,105,766
Chemours Co. (The) Term Loan B 3.75%, due 5/12/22	4,335,000	4,215,787
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	1,285,714	1,189,286
ECO Services Operations LLC Term Loan B 4.75%, due 12/1/21	1,283,750	1,248,447
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	2,426,811	2,402,543
New 2nd Lien Term Loan 7.75%, due 8/1/22	1,300,000	1,212,250
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	3,276,862	3,192,211
Huntsman International LLC 2016 Term Loan B 4.25%, due 4/1/23	1,500,000	1,507,500
Ineos U.S. Finance LLC 2015 USD Term Loan 4.25%, due 3/31/22	4,752,186	4,729,276
MacDermid, Inc.
Term Loan B2 5.50%, due 6/7/20	1,481,250	1,451,360
USD 1st Lien Term Loan 5.50%, due 6/7/20	4,243,184	4,156,997
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	2,496,164	2,471,202
PolyOne Corp. Term Loan B 3.75%, due 11/11/22	897,750	896,628
PQ Corp.
USD Term Loan TBD, due 10/14/22 (d)	1,636,364	1,645,908
2014 Term Loan 4.00%, due 8/7/17	5,619,961	5,607,080
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	1,477,500	1,459,031
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,250,000	1,122,916

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Univar, Inc. 2015 Term Loan 4.25%, due 7/1/22	$10,937,519	$10,780,292
Zep, Inc. Term Loan 5.50%, due 6/27/22	2,580,500	2,580,500

		58,517,945

Containers, Packaging & Glass 4.6%
Anchor Glass Container Corp. 2015 1st Lien Term Loan 4.25%, due 7/1/22	3,993,548	3,988,556
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	6,542,855	6,530,587
Berlin Packaging LLC 2014 1st Lien Term Loan 4.50%, due 10/1/21	2,500,000	2,501,875
Berry Plastics Holding Corp.
Term Loan E 3.75%, due 1/6/21	7,347,853	7,351,527
Term Loan F 4.00%, due 10/1/22	4,060,179	4,068,299
BWAY Holding Company, Inc. New Term Loan B 5.50%, due 8/14/20	3,989,848	3,969,898
Caraustar Industries, Inc. Term Loan B 8.00%, due 5/1/19	2,508,804	2,496,260
Klockner-Pentaplast of America, Inc. USD Term Loan 5.00%, due 4/28/20	1,460,223	1,460,223
Mauser U.S. Corporate LLC USD 1st Lien Term Loan 4.50%, due 7/31/21	3,705,570	3,606,754
Multi Packaging Solutions, Inc. USD Term Loan A 4.25%, due 9/30/20	795,833	791,854
Owens-Illinois, Inc. Term Loan B 3.50%, due 9/1/22	2,528,000	2,528,000
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	1,000,000	870,000
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	10,583,391	10,609,850
SIG Combibloc U.S. Acquisition, Inc. USD Term Loan 4.25%, due 3/13/22	1,470,000	1,468,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	$3,824,987	$3,786,737
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	3,176,000	3,136,300

		59,164,883

Diversified/Conglomerate Manufacturing 3.0%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,930,794	1,917,921
New 2nd Lien Term Loan 8.00%, due 8/13/21	871,233	845,096
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	3,144,098	3,083,835
2nd Lien Term Loan 7.75%, due 10/9/21	1,950,000	1,789,125
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	5,252,346	5,170,278
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	3,687,736	3,670,835
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	3,319,792	3,091,556
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	3,662,500	3,461,062
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	2,913,125	2,925,264
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20 (d)	2,469,598	1,815,155
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	9,831,159	9,810,680
2nd Lien Term Loan 7.00%, due 3/26/21	1,149,474	1,149,474

		38,730,281

Diversified/Conglomerate Service 8.8%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	4,221,643	4,166,234
Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan 4.25%, due 7/23/21	7,350,000	7,269,613

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Advantage Sales & Marketing, Inc. (continued)
2014 2nd Lien Term Loan 7.50%, due 7/25/22	$1,458,333	$1,367,188
Applied Systems, Inc.
New 1st Lien Term Loan 4.261%, due 1/25/21	2,819,942	2,808,780
New 2nd Lien Term Loan 7.50%, due 1/24/22	1,357,405	1,324,149
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	1,117,622	1,092,476
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	5,511,102	5,486,302
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	560,339	535,824
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	5,350,494	5,300,333
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20 (d)	3,950,578	2,824,663
Connolly Corp. 1st Lien Term Loan 4.50%, due 5/14/21	3,551,744	3,523,624
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (d)	1,648,980	1,121,306
2nd Lien Term Loan 8.75%, due 12/21/20 (d)	200,000	90,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	2,574,185	2,566,676
♦First Data Corp.
New 2018 Term Loan 3.939%, due 9/24/18	5,100,000	5,098,939
Extended 2021 Term Loan 4.439%, due 3/24/21	9,979,653	9,997,118
Genesys Telecom Holdings U.S., Inc.
Term Loan B 4.00%, due 2/8/20	3,556,641	3,495,883
Delayed Draw Term Loan 4.50%, due 11/13/20	1,955,000	1,953,371
Global Payments, Inc. Term Loan B 3.941%, due 4/22/23	1,750,000	1,765,313
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	2,909,347	2,909,056

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	$5,260,448	$5,252,557
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/13/20	5,029,359	4,977,723
MKS Instruments, Inc. Term Loan B 4.75%, due 2/14/23	1,666,667	1,671,875
MX Holdings U.S., Inc. Term Loan B1A 4.00%, due 8/14/20	4,366,033	4,371,490
Prime Security Services Borrower LLC 1st Lien Term Loan 5.00%, due 7/1/21	4,643,333	4,641,397
Sabre, Inc.
Term Loan C 3.50%, due 2/19/18	361,650	360,746
Term Loan B 4.00%, due 2/19/19	2,966,785	2,971,730
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	8,547,170	8,573,880
Sophia L.P. 2015 Term Loan B 4.75%, due 9/30/22	3,980,000	3,971,045
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	1,433,678	1,271,195
TruGreen, Ltd. Partnership 1st Lien Term Loan B 6.50%, due 4/13/23	3,600,000	3,615,001
Vantiv LLC 2014 Term Loan B 3.50%, due 6/13/21	2,496,429	2,502,046
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	4,598,719	4,598,719

		113,476,252

Ecological 0.8%
ADS Waste Holdings, Inc. Term Loan B2 3.75%, due 10/9/19	4,068,975	4,052,020
Multi Packaging Solutions, Inc.
2014 Term Loan B 4.25%, due 9/30/20	859,957	855,657
Incremental Term Loan 4.25%, due 9/30/20	2,570,968	2,558,113

	Principal Amount	Value
Ecological (continued)
Waste Industries USA, Inc. New Term Loan B 4.25%, due 2/27/20	$2,640,000	$2,649,900

		10,115,690

Electronics 6.5%
Blue Coat Holdings, Inc. 2015 Term Loan 4.50%, due 5/20/22	3,919,199	3,889,805
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	4,587,464	3,953,821
CDW LLC New Term Loan 3.25%, due 4/29/20	1,416,728	1,415,178
CommScope, Inc. Term Loan B5 3.828%, due 12/29/22	2,985,000	2,987,487
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17	989,899	935,455
Dell International LLC USD Term Loan B2 4.00%, due 4/29/20	3,268,794	3,265,525
Diebold, Inc. USD Term Loan 5.25%, due 3/22/23 (d)	2,666,667	2,673,333
EIG Investors Corp. 2013 Term Loan 6.48%, due 11/9/19	5,886,589	5,646,222
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	10,788,044	10,348,431
Evertec Group LLC New Term Loan B 3.25%, due 4/17/20	2,437,410	2,349,054
Eze Castle Software, Inc. New 1st Lien Term Loan 4.00%, due 4/6/20	2,000,000	1,987,500
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	3,934,937	3,936,413
Hyland Software, Inc.
2015 Term Loan 4.75%, due 7/1/22 (d)	2,000,000	1,994,166
2nd Lien Term Loan 8.25%, due 7/1/23 (d)	1,300,000	1,250,167
Infor (U.S.), Inc.
USD Term Loan B3 3.75%, due 6/3/20	1,921,571	1,874,133
USD Term Loan B5 3.75%, due 6/3/20	8,661,413	8,455,704

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Informatica Corp. USD Term Loan 4.25%, due 8/5/22	$1,393,000	$1,372,105
Riverbed Technology, Inc. Term Loan B 5.75%, due 4/24/22	2,624,125	2,639,589
SS&C Technologies, Inc.
2015 Term Loan B1 4.007%, due 7/8/22	8,823,677	8,847,316
2015 Term Loan B2 4.019%, due 7/8/22	1,257,124	1,260,492
TTM Technologies, Inc. 1st Lien Term Loan 6.00%, due 5/31/21	1,375,489	1,342,821
Western Digital Corp. USD Term Loan B 6.25%, due 4/29/23	5,107,143	5,020,960
Zebra Technologies Corp. Term Loan B 4.75%, due 10/27/21	5,331,818	5,365,142

		82,810,819

Finance 1.6%
Alliant Holdings I, Inc. 2015 Term Loan B 4.50%, due 8/12/22	3,242,167	3,207,719
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	2,929,546	2,891,095
Duff & Phelps Investment Management Co. Term Loan B 4.75%, due 4/23/20	5,483,053	5,448,784
Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	340,902	339,709
New Synthetic LC 3.75%, due 3/11/18 (d)	5,250,000	5,138,438
ON Assignment, Inc. 2015 Term Loan 3.75%, due 6/3/22	3,170,788	3,174,751

		20,200,496

Grocery 0.4%
U.S. Foods, Inc. REFI Term Loan 4.50%, due 3/31/19	4,992,308	4,980,606

	Principal Amount	Value
Healthcare, Education & Childcare 8.8%
Acadia Healthcare Co., Inc. Term Loan B2 4.50%, due 2/16/23	$2,430,908	$2,447,620
Akorn, Inc. Term Loan B 6.00%, due 4/16/21	3,582,506	3,586,984
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	2,655,530	2,655,530
AmSurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	5,516,849	5,524,512
♦Community Health Systems, Inc.
Term Loan F 3.75%, due 12/31/18	1,843,780	1,832,256
Term Loan G 3.75%, due 12/31/19	4,538,897	4,463,878
Term Loan H 4.00%, due 1/27/21	8,351,449	8,215,738
Concentra, Inc. 1st Lien Term Loan 4.00%, due 6/1/22	3,787,143	3,763,473
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 6.50%, due 2/7/22	1,927,274	1,911,215
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	8,038,619	8,058,715
Envision Healthcare Corp. Initial Term Loan 4.25%, due 5/25/18	5,532,090	5,534,856
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.435%, due 2/27/21	2,962,217	2,963,328
HCA, Inc.
Extended Term Loan B4 3.381%, due 5/1/18	2,234,170	2,237,470
Term Loan B6 3.685%, due 3/17/23	2,350,060	2,364,748
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	1,441,616	1,434,408
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,548,048	1,547,402
Jaguar Holding Co. II 2015 Term Loan B 4.25%, due 8/18/22	7,910,849	7,895,028
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	5,603,944	5,575,924

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	$7,551,559	$7,542,120
New Millennium HoldCo, Inc. Exit Term Loan 7.50%, due 12/21/20	1,008,143	761,148
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	7,487,129	7,187,644
2nd Lien Term Loan 9.50%, due 12/7/19 (d)	2,539,000	2,221,625
Opal Acquisition, Inc. Term Loan B 5.00%, due 11/27/20	4,931,750	4,241,305
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	5,254,849	4,980,062
Quintiles Transnational Corp. 2015 Term Loan B 3.25%, due 5/12/22	2,382,000	2,380,511
RPI Finance Trust Term Loan B4 3.50%, due 11/9/20	4,071,131	4,081,309
Select Medical Corp. Series E Term Loan B 6.00%, due 6/1/18	2,513,276	2,506,992
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	3,731,250	3,721,922
Surgical Care Affiliates, Inc. Term Loan B 4.25%, due 3/17/22	1,980,000	1,975,876

		113,613,599

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	8,010,518	8,021,781

Hotels, Motels, Inns & Gaming 4.8%
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.25%, due 3/1/17 (e)	3,622,550	3,301,049
Extended Term Loan B6 11.25%, due 3/1/17 (e)	3,249,010	3,054,069
Term Loan B7 13.25%, due 3/1/17 (e)	2,897,096	2,688,867

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	$4,361,630	$4,110,836
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	5,697,441	5,706,939
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	5,963,613	5,977,776
La Quinta Intermediate Holdings LLC Term Loan B 3.75%, due 4/14/21	6,138,467	6,040,252
MGM Growth Properties LLC 2016 Term Loan B 4.00%, due 4/25/23	9,533,333	9,589,942
Pinnacle Entertainment, Inc. Term Loan B 3.75%, due 4/28/23	1,400,000	1,405,250
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	13,685,000	13,459,772
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	6,556,496	6,566,744

		61,901,496

Insurance 2.3%
Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	1,754,729	1,748,588
Term Loan B4 5.00%, due 8/4/22	3,934,060	3,903,571
New 2nd Lien Term Loan 8.50%, due 3/3/21	2,000,000	1,920,000
Hub International, Ltd. Term Loan B 4.25%, due 10/2/20	6,862,687	6,794,060
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	4,073,288	4,049,867
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	6,356,491	6,202,874
2nd Lien Term Loan 6.75%, due 2/28/22	4,800,000	4,560,000

		29,178,960

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment 2.4%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	$2,496,148	$2,497,486
Creative Artists Agency LLC Term Loan B 5.50%, due 12/17/21	1,365,667	1,363,107
Fitness International LLC Term Loan B 5.529%, due 7/1/20	4,914,962	4,810,520
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22	1,852,667	1,840,315
Regal Cinemas Corp. 2015 Term Loan 3.75%, due 4/1/22	3,036,035	3,045,049
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.00%, due 5/14/20	2,648,571	2,638,639
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	3,966,844	3,960,231
2nd Lien Term Loan 8.25%, due 5/6/22	2,800,000	2,723,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	8,129,881	8,035,518

		30,913,865

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.4%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	6,688,015	6,550,074
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	1,985,000	1,960,187
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/31/20	3,723,010	3,700,907
Manitowoc Foodservice, Inc. 2016 Term Loan B 5.75%, due 3/3/23	1,969,231	1,983,179
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	14,883,695	14,761,440
Silver II U.S. Holdings LLC Term Loan 4.00%, due 12/13/19	2,719,531	2,447,578

		31,403,365

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals 1.8%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (d)	$3,913,866	$1,956,933
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	3,900,000	2,457,000
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	2,462,371	2,354,642
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	1,992,574	1,985,101
McJunkin Red Man Corp. New Term Loan 4.75%, due 11/8/19 (d)	2,294,697	2,228,725
Minerals Technologies, Inc. 2015 Term Loan B1 3.75%, due 5/9/21	3,206,260	3,199,581
Novelis, Inc. 2015 Term Loan B 4.00%, due 6/2/22	8,585,125	8,533,614

		22,715,596

Oil & Gas 1.9%
Ascent Resources-Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20 (d)	2,000,000	525,000
2nd Lien Term Loan 8.50%, due 8/4/21 (d)	500,000	48,750
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	2,635,150	2,632,955
Energy Transfer Equity, L.P. 2015 Term Loan 4.00%, due 12/2/19	6,691,765	6,390,635
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	626,303	494,780
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20 (d)	2,876,991	733,633
HGIM Corp. Term Loan B 5.50%, due 6/18/20 (d)	2,077,752	1,198,171
Penn Products Terminals LLC Term Loan B 4.75%, due 4/13/22	4,231,051	4,104,119
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	2,157,369	2,062,984

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Samson Investment Co. New 2nd Lien Term Loan 6.50%, due 9/25/18 (d)(e)(f)	$6,700,000	$55,831
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21 (d)	4,321,876	2,104,213
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20 (d)(g)	2,500,000	250,000
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	3,421,250	3,374,208

		23,975,279

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	4,665,000	4,667,916
Hillman Group, Inc. (The) Term Loan B 4.50%, due 6/30/21	1,484,887	1,454,261
Prestige Brands, Inc. Term Loan B3 3.522%, due 9/3/21	151,754	152,039
Spectrum Brands, Inc. USD Term Loan 3.50%, due 6/23/22	4,647,364	4,663,342
SRAM LLC New Term Loan B 4.012%, due 4/10/20	6,774,918	5,894,178
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	3,950,000	3,946,299

		20,778,035

Personal Transportation 0.2%
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	2,880,457	2,873,976

Personal, Food & Miscellaneous Services 0.2%
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	2,699,195	1,979,408

Printing & Publishing 1.4%
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	3,265,631	2,767,622

	Principal Amount	Value
Printing & Publishing (continued)
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	$2,562,372	$1,921,779
McGraw-Hill Global Education Holdings LLC 2015 Term Loan B 6.25%, due 3/22/19	2,331,757	2,327,385
Penton Media, Inc.
2015 Term Loan 4.75%, due 10/3/19	1,750,000	1,736,875
New 2nd Lien Term Loan 9.00%, due 10/2/20	2,250,000	2,205,000
Tribune Media Co. Term Loan 3.75%, due 12/27/20	7,085,939	7,043,869

		18,002,530

Retail Store 5.2%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	1,797,115	1,746,197
Belk, Inc. Term Loan 5.75%, due 12/12/22	2,470,000	2,198,300
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	6,225,166	6,156,104
New 2nd Lien Term Loan 8.50%, due 3/26/20	970,356	936,393
CNT Holdings III Corp. Term Loan B 5.25%, due 1/22/23	1,000,000	1,000,000
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	3,720,192	3,736,003
J. Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	1,994,911	1,582,748
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	6,895,046	6,857,696
Mattress Holding Corp. 2016 Incremental Term Loan 6.25%, due 10/20/21	2,493,750	2,487,516
♦Michaels Stores, Inc.
Term Loan B 3.75%, due 1/28/20	10,835,191	10,841,963
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	1,450,853	1,454,480
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	2,963,444	2,818,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Party City Holdings, Inc. 2015 Term Loan B 4.25%, due 8/19/22	$6,566,634	$6,533,801
Petco Animal Supplies, Inc. 2016 Term Loan B1 5.75%, due 1/26/23	2,662,500	2,676,289
PetSmart, Inc. Term Loan B1 4.25%, due 3/11/22	8,415,000	8,380,574
Pilot Travel Centers LLC 2015 Term Loan B 3.75%, due 10/1/21	4,303,639	4,322,467
Staples Escrow LLC 2016 Term Loan 4.75%, due 2/2/22	3,500,000	3,502,187

		67,231,164

Telecommunications 2.6%
Avaya, Inc. Term Loan B6 6.50%, due 3/30/18	592,182	392,320
♦Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	2,880,000	2,883,001
New 2019 Term Loan 4.00%, due 8/1/19	5,800,000	5,814,500
2013 Term Loan B 4.00%, due 1/15/20	4,000,000	4,011,000
LTS Buyer LLC
1st Lien Term Loan 4.00%, due 4/13/20	5,835,000	5,822,846
2nd Lien Term Loan 8.00%, due 4/12/21	316,250	313,087
Mitel U.S. Holdings, Inc. 2015 Term Loan 5.50%, due 4/29/22	4,671,970	4,677,810
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	5,099,409	4,105,025
T-Mobile USA, Inc. Term Loan B 3.50%, due 11/9/22	5,087,250	5,114,594

		33,134,183

Utilities 2.9%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	3,546,947	3,405,070
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	8,634,750	8,553,799

	Principal Amount	Value
Utilities (continued)
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	$6,990,119	$6,923,713
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	1,167,278	1,090,675
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 12/19/16	5,000,000	4,993,750
Entergy Rhode Island State Energy, L.P. Term Loan B 5.75%, due 12/17/22	1,995,000	1,965,075
Essential Power LLC Term Loan B 4.75%, due 8/8/19	3,425,720	3,374,335
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	4,170,981	4,024,997
Term Loan C 5.00%, due 12/19/21	185,846	179,342
2nd Lien Term Loan B 8.25%, due 12/19/22	1,200,000	924,000
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	1,838,725	1,705,417

		37,140,173

Total Floating Rate Loans (Cost $1,146,242,369)		1,108,554,045

Foreign Floating Rate Loans 9.4% (c)
Automobile 0.0%‡
Schaeffler A.G. USD Term Loan B 4.25%, due 5/15/20	507,692	510,485

Broadcasting & Entertainment 0.6%
Numericable Group S.A. USD Term Loan B5 4.563%, due 7/31/22	1,990,000	1,985,025
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.649%, due 6/30/23	6,059,891	6,044,741

		8,029,766

Chemicals, Plastics & Rubber 0.7%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,986,879	2,973,812

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	$541,704	$530,869
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	4,945,137	4,925,357

		8,430,038

Containers, Packaging & Glass 0.1%
KP Germany Erste GmbH 1st Lien Term Loan 5.00%, due 4/28/20	624,027	624,027

Electronics 1.4%
♦Avago Technologies Cayman, Ltd. 2016 USD Term Loan B1 4.25%, due 2/1/23	12,800,000	12,807,117
NXP B.V. 2015 Term Loan B 3.75%, due 12/7/20	4,488,750	4,501,377

		17,308,494

Healthcare, Education & Childcare 1.6%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	3,930,000	3,885,788
Endo Luxembourg Finance Co. I S.A R.L. 2015 Term Loan B 3.75%, due 9/26/22	5,985,000	5,962,556
Mallinckrodt International Finance S.A.
Term Loan B 3.25%, due 3/19/21	980,000	955,091
Incremental Term Loan B1 3.50%, due 3/19/21	1,481,203	1,460,219
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 4.50%, due 2/13/19	1,665,207	1,620,801
Series E Term Loan B 4.75%, due 8/5/20	4,499,696	4,372,206
Term Loan B F1 5.00%, due 4/1/22	2,787,646	2,725,970

		20,982,631

Hotels, Motels, Inns & Gaming 0.2%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	2,561,146	2,445,895
USD 2nd Lien Term Loan 8.00%, due 8/1/22	506,250	498,656

		2,944,551

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment 1.7%
Bauer Performance Sports, Ltd. Term Loan B 4.50%, due 4/15/21	$1,703,050	$1,309,930
Bombardier Recreational Products, Inc. New Term Loan B 3.75%, due 1/30/19	4,525,714	4,514,400
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	6,566,667	6,445,183
USD 2nd Lien Term Loan 7.75%, due 7/31/22	2,800,000	2,632,000
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 5.75%, due 9/2/21	6,905,707	6,914,339

		21,815,852

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	4,425,917	4,389,035
2nd Lien Term Loan 7.25%, due 6/30/22	763,956	721,938

		5,110,973

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 4.25%, due 6/30/19	3,554,789	3,349,500

Oil & Gas 0.2%
Drillships Financing Holding, Inc. Term Loan B1 6.00%, due 3/31/21 (d)	3,386,125	1,633,805
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18 (d)	3,025,556	843,374

		2,477,179

Personal, Food & Miscellaneous Services 0.8%
1011778 B.C. Unlimited Liability Co. Term Loan B2 3.75%, due 12/10/21	10,057,843	10,068,324

Printing & Publishing 0.3%
Springer Science & Business Media Deutschland GmbH USD Term Loan B9 4.75%, due 8/14/20	3,997,481	3,892,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Telecommunications 1.1%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	$4,702,081	$4,401,148
Telesat USD Term Loan B2 3.50%, due 3/28/19	10,204,885	10,179,373

		14,580,521

Total Foreign Floating Rate Loans (Cost $125,535,174)		120,124,888

Total Long-Term Bonds (Cost $1,286,926,326)		1,243,260,482

	Shares
Affiliated Investment Company 0.5%
Fixed Income Fund 0.5%
MainStay High Yield Corporate Bond Fund Class I	1,109,542	6,102,481

Total Affiliated Investment Company (Cost $6,457,534)		6,102,481

Common Stocks 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(h)	379	9,011

Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc.	29,525	191,913

Total Common Stocks (Cost $531,732)		200,924

	Principal Amount
Short-Term Investments 5.3%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,907,691 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $1,885,000 and a Market Value of $1,948,619)	$1,907,686	1,907,686

	Principal Amount	Value
U.S. Government 5.1%
United States Treasury Bills
0.147%, due 5/19/16 (i)	$48,319,000	$48,315,146
0.152%, due 5/12/16 (i)	9,953,000	9,952,500
0.177%, due 5/26/16 (i)	7,260,000	7,259,118

Total U.S. Government (Cost $65,526,764)		65,526,764

Total Short-Term Investments (Cost $67,434,450)		67,434,450

Total Investments (Cost $1,361,350,042) (j)	102.6%	1,316,998,337
Other Assets, Less Liabilities	(2.6)	(32,796,817)
Net Assets	100.0%	$1,284,201,520

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2016.

(d)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $34,709,975, which represented 2.7% of the Fund’s net assets.

(e)	Issue in default.

(f)	Restricted security.

(g)	Issue in non-accrual status.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of this security was $9,011, which represented less than one-tenth of a percent of the Fund’s net assets.

(i)	Interest rate shown represents yield to maturity.

(j)	As of April 30, 2016, cost was $1,361,151,265 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$3,923,033
Gross unrealized depreciation	(48,075,961)

Net unrealized depreciation	$(44,152,928)

The following abbreviation is used in the preceding pages:

TBD—To be determined

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$14,581,549	$—	$14,581,549
Floating Rate Loans (b)	—	1,034,271,424	74,282,621	1,108,554,045
Foreign Floating Rate Loans (c)	—	118,872,081	1,252,807	120,124,888

Total Long-Term Bonds	—	1,167,725,054	75,535,428	1,243,260,482

Affiliated Investment Company
Fixed Income Fund	6,102,481	—	—	6,102,481
Common Stocks (d)	191,913	—	9,011	200,924
Short-Term Investments
Repurchase Agreement	—	1,907,686	—	1,907,686
U.S. Government	—	65,526,764	—	65,526,764

Total Short-Term Investments	—	67,434,450	—	67,434,450

Total Investments in Securities	$6,294,394	$1,235,159,504	$75,544,439	$1,316,998,337

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $74,282,621 are held within the Floating Rate Loans section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,252,807 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments.

(d)	The Level 3 security valued at $9,011 is held in Beverage, Food & Tobacco within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, securities with a market value of $48,028,496 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of April 30, 2016, securities with a market value of $24,741,565 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2015, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2016 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$—	$1,852	$(15,000)	$40,196	$—	$(2,802,178)	$12,886,966	$—	$10,111,836	$40,196
Buildings & Real Estate	2,790,913	559	(136,717)	54,558	—	(2,709,313)	—	—	—	—
Chemicals, Plastics & Rubber	—	2,331	149	5,463	3,953,807	(10,336)	1,275,735	—	5,227,149	5,463
Containers, Packaging & Glass	—	461	9	(119,942)	—	(5,000)	1,786,326	—	1,661,854	(119,942)
Diversified/Conglomerate Manufacturing	6,865,239	767	—	(767)	—	—	1,149,474	(6,865,239)	1,149,474	(767)
Diversified/Conglomerate Service	5,494,315	2,680	116	(363,126)	—	(36,164)	1,577,451	—	6,675,272	(363,122)
Ecological	582,677	894	(18)	3,925	1,990,019	(21,528)	857,801	—	3,413,770	3,769
Electronics	2,381,488	(4)	—	(49,465)	—	(5,051)	—	(1,391,513)	935,455	(49,492)
Finance	5,131,875	—	—	—	—	—	—	(5,131,875)	—	—
Healthcare, Education & Childcare	8,111,813	6,400	(216,786)	(317,130)	—	(2,833,358)	17,537,718	—	22,288,657	(334,670)
Hotels, Motels, Inns & Gaming	—	—	—	8,750	1,396,500	—	—	—	1,405,250	8,750
Leisure, Amusement, Motion Pictures & Entertainment	—	1,736	—	36,764	—	—	2,684,500	—	2,723,000	36,764
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	3,667,165	—	—	—	—	—	—	(3,667,165)	—	—
Mining, Steel, Iron & Non-Precious Metals	—	(2,041)	(114)	(715,620)	—	(19,969)	2,694,677	—	1,956,933	(715,620)
Oil & Gas	3,355,169	(800)	—	(71,225)	—	—	566,805	(3,355,169)	494,780	(71,225)
Personal & Nondurable Consumer Products (Manufacturing Only)	6,433,767	2,210	147	(490,586)	—	(51,360)	—	—	5,894,178	(493,392)
Printing & Publishing	—	139	—	19,824	2,185,037	—		—	2,205,000	19,824
Retail Store	4,330,604	2,713	181	65,858	2,425,014	(6,250)	—	(4,330,604)	2,487,516	65,858
Telecommunications	—	196	—	4,547	—	—	308,344	—	313,087	4,547
Utilities	—	1,521	210	(28,660)	1,970,012	(23,187)	3,419,514	—	5,339,410	(28,660)
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	—	(37)	23	(4,695)	—	(2,750)	538,328	—	530,869	(4,695)
Leisure, Amusement, Motion Pictures & Entertainment	1,182,000	206	19,910	9,884	—	(1,212,000)	—	—	—	—
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	—	238	—	(23,157)	—	—	744,857	—	721,938	(23,157)
Common Stock
Beverage, Food & Tobacco	9,011	—	—	—	—	—	—	—	9,011	—

Total	$50,336,036	$22,021	$(347,890)	$(1,934,604)	$13,920,389	$(9,738,444)	$48,028,496	$(24,741,565)	$75,544,439	$(2,019,571)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,354,892,508)	$1,310,895,856
Investment in affiliated investment company, at value (identified cost $6,457,534)	6,102,481
Receivables:
Investment securities sold	8,892,318
Interest and dividends	5,199,916
Fund shares sold	1,604,167
Other assets	120,060

Total assets	1,332,814,798

Liabilities
Payables:
Investment securities purchased	36,089,746
Fund shares redeemed	10,647,955
Manager (See Note 3)	627,576
Transfer agent (See Note 3)	403,627
NYLIFE Distributors (See Note 3)	210,062
Shareholder communication	66,307
Professional fees	54,689
Custodian	19,517
Trustees	1,662
Accrued expenses	9,249
Dividend payable	482,888

Total liabilities	48,613,278

Net assets	$1,284,201,520

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$140,689
Additional paid-in capital	1,400,359,295

1,400,499,984
Distributions in excess of net investment income	(457,654)
Accumulated net realized gain (loss) on investments	(71,489,105)
Net unrealized appreciation (depreciation) on investments	(44,351,705)

Net assets	$1,284,201,520

Class A
Net assets applicable to outstanding shares	$305,123,842

Shares of beneficial interest outstanding	33,434,572

Net asset value per share outstanding	$9.13
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.41

Investor Class
Net assets applicable to outstanding shares	$29,331,240

Shares of beneficial interest outstanding	3,213,898

Net asset value per share outstanding	$9.13
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.41

Class B
Net assets applicable to outstanding shares	$7,978,934

Shares of beneficial interest outstanding	873,610

Net asset value and offering price per share outstanding	$9.13

Class C
Net assets applicable to outstanding shares	$164,306,200

Shares of beneficial interest outstanding	17,997,204

Net asset value and offering price per share outstanding	$9.13

Class I
Net assets applicable to outstanding shares	$777,435,247

Shares of beneficial interest outstanding	85,167,219

Net asset value and offering price per share outstanding	$9.13

Class R3
Net assets applicable to outstanding shares	$26,057

Shares of beneficial interest outstanding	2,854

Net asset value and offering price per share outstanding	$9.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$29,844,197
Dividend distributions from affiliated investment company	304,589

Total income	30,148,786

Expenses
Manager (See Note 3)	3,851,921
Distribution/Service—Class A (See Note 3)	386,495
Distribution/Service—Investor Class (See Note 3)	35,854
Distribution/Service—Class B (See Note 3)	42,258
Distribution/Service—Class C (See Note 3)	831,175
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	1,191,015
Shareholder communication	85,247
Professional fees	70,933
Registration	65,255
Custodian	26,019
Trustees	15,536
Shareholder service (See Note 3)	4
Miscellaneous	36,564

Total expenses	6,638,298

Net investment income (loss)	23,510,488

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	(11,419,258)
Affiliated investment company transactions	(959,051)

Net realized gain (loss) on investments and investments from affiliated investment company	(12,378,309)

Net change in unrealized appreciation (depreciation) on investments	5,841,912

Net realized and unrealized gain (loss) on investments and unfunded commitments	(6,536,397)

Net increase (decrease) in net assets resulting from operations	$16,974,091

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,510,488	$51,765,245
Net realized gain (loss) on investments	(12,378,309)	(13,058,462)
Net change in unrealized appreciation (depreciation) on investments	5,841,912	(30,433,724)

Net increase (decrease) in net assets resulting from operations	16,974,091	8,273,059

Dividends to shareholders:
From net investment income:
Class A	(5,532,153)	(13,194,818)
Investor Class	(514,321)	(1,060,233)
Class B	(119,660)	(286,626)
Class C	(2,358,856)	(5,298,784)
Class I	(14,985,359)	(31,809,424)
Class R3	(139)	—

Total dividends to shareholders	(23,510,488)	(51,649,885)

Capital share transactions:
Net proceeds from sale of shares	210,810,894	441,128,208
Net asset value of shares issued to shareholders in reinvestment of dividends	20,607,161	45,791,304
Cost of shares redeemed	(321,872,406)	(556,595,796)

Increase (decrease) in net assets derived from capital share transactions	(90,454,351)	(69,676,284)

Net increase (decrease) in net assets	(96,990,748)	(113,053,110)

Net Assets
Beginning of period	1,381,192,268	1,494,245,378

End of period	$1,284,201,520	$1,381,192,268

Distributions in excess of net investment income at end of period	$(457,654)	$(457,654)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.15		$9.44	$9.58	$9.53	$9.31	$9.42

Net investment income (loss)	0.16		0.33	0.33	0.38	0.37	0.35
Net realized and unrealized gain (loss) on investments	(0.02)		(0.29)	(0.13)	0.04	0.22	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.14		0.04	0.20	0.42	0.59	0.24

Less dividends:
From net investment income	(0.16)		(0.33)	(0.34)	(0.37)	(0.37)	(0.35)

Net asset value at end of period	$9.13		$9.15	$9.44	$9.58	$9.53	$9.31

Total investment return (a)	1.57	%(b)	0.45%	2.09%	4.43%	6.42%	2.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58	%††	3.58%	3.53%	3.79%	3.90%	3.69%
Net expenses	1.08	%††	1.06%	1.07%	1.00%	0.99%	0.98%
Portfolio turnover rate	12%		31%	45%	47%	47%	38%
Net assets at end of period (in 000’s)	$305,124		$342,214	$419,451	$567,728	$384,837	$453,282

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.15		$9.44	$9.58	$9.53	$9.31	$9.42

Net investment income (loss)	0.16		0.33	0.34	0.36	0.36	0.34
Net realized and unrealized gain (loss) on investments	(0.02)		(0.29)	(0.14)	0.05	0.22	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.14		0.04	0.20	0.41	0.58	0.23

Less dividends:
From net investment income	(0.16)		(0.33)	(0.34)	(0.36)	(0.36)	(0.34)

Net asset value at end of period	$9.13		$9.15	$9.44	$9.58	$9.53	$9.31

Total investment return (a)	1.58	%(b)	0.46%	2.13%	4.38%	6.35%	2.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59	%††	3.59%	3.57%	3.76%	3.83%	3.61%
Net expenses	1.07	%††	1.06%	1.04%	1.05%	1.06%	1.06%
Portfolio turnover rate	12%		31%	45%	47%	47%	38%
Net assets at end of period (in 000’s)	$29,331		$29,692	$30,440	$29,739	$26,406	$26,068

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.16		$9.45	$9.59	$9.54	$9.32	$9.43

Net investment income (loss)	0.13		0.25	0.26	0.30	0.29	0.27
Net realized and unrealized gain (loss) on investments	(0.03)		(0.28)	(0.13)	0.04	0.22	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.10		(0.03)	0.13	0.34	0.51	0.16

Less dividends:
From net investment income	(0.13)		(0.26)	(0.27)	(0.29)	(0.29)	(0.27)

Net asset value at end of period	$9.13		$9.16	$9.45	$9.59	$9.54	$9.32

Total investment return (a)	1.09	%(b)	(0.29%)	1.37%	3.60%	5.68%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.83	%††	2.83%	2.82%	3.00%	3.08%	2.86%
Net expenses	1.82	%††	1.81%	1.79%	1.80%	1.81%	1.82%
Portfolio turnover rate	12%		31%	45%	47%	47%	38%
Net assets at end of period (in 000’s)	$7,979		$8,988	$11,486	$14,134	$12,153	$14,508

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.16		$9.44	$9.58	$9.54	$9.31	$9.43

Net investment income (loss)	0.13		0.26	0.27	0.29	0.29	0.27
Net realized and unrealized gain (loss) on investments	(0.03)		(0.28)	(0.14)	0.04	0.23	(0.12)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.10		(0.02)	0.13	0.33	0.52	0.15

Less dividends:
From net investment income	(0.13)		(0.26)	(0.27)	(0.29)	(0.29)	(0.27)

Net asset value at end of period	$9.13		$9.16	$9.44	$9.58	$9.54	$9.31

Total investment return (a)	1.09	%(b)	(0.18%)	1.37%	3.49%	5.67%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84	%††	2.84%	2.82%	3.00%	3.09%	2.87%
Net expenses	1.82	%††	1.81%	1.79%	1.80%	1.81%	1.81%
Portfolio turnover rate	12%		31%	45%	47%	47%	38%
Net assets at end of period (in 000’s)	$164,306		$176,330	$207,985	$231,475	$187,580	$197,230

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.16		$9.44	$9.58	$9.53	$9.31	$9.43

Net investment income (loss)	0.17		0.36	0.36	0.39	0.39	0.37
Net realized and unrealized gain (loss) on investments	(0.03)		(0.28)	(0.14)	0.05	0.22	(0.12)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.14		0.08	0.22	0.44	0.61	0.25

Less dividends:
From net investment income	(0.17)		(0.36)	(0.36)	(0.39)	(0.39)	(0.37)

Net asset value at end of period	$9.13		$9.16	$9.44	$9.58	$9.53	$9.31

Total investment return (a)	1.59	%(b)	0.81%	2.35%	4.69%	6.69%	2.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82	%††	3.82%	3.78%	4.03%	4.14%	3.94%
Net expenses	0.83	%††	0.81%	0.82%	0.75%	0.74%	0.73%
Portfolio turnover rate	12%		31%	45%	47%	47%	38%
Net assets at end of period (in 000’s)	$777,435		$823,969	$824,883	$846,444	$485,591	$374,973

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$8.82

Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	0.31

Total from investment operations	0.36

Less dividends:
From net investment income	(0.05)

Net asset value at end of period	$9.13

Total investment return (a)(b)	4.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%††
Net expenses	1.43%††
Portfolio turnover rate	12%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within four years of the date of purchase and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

31

Notes to Financial Statements (Unaudited) (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy.

32	MainStay Floating Rate Fund

Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, the Fund held Level 3 securities with a value of $75,535,428 that were valued by utilizing significant unobservable inputs.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.   Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

33

Notes to Financial Statements (Unaudited) (continued)

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund principally invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2016, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

34	MainStay Floating Rate Fund

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the six-month period ended April 30, 2016.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $3,851,921.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R3	$4

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $22,293 and $3,047, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $11,262, $92, $37,254 and $7,171, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$285,324
Investor Class	25,728
Class B	7,571
Class C	149,148
Class I	723,236
Class R3	8

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

35

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-months ended April 30, 2016, purchases and sales transactions, income earned from investments and percentage of outstanding shares of an Affiliated Investment Company was as follows:

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
MainStay High Yield
Corporate Bond Fund Class I	$15,119	$—	$8,432	$305	$—	$6,102	0.1%

(G)  Capital.  During the six-month period ended April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$26,057	100.0%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $59,309,573 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$30,853	$—
2017	7,484	—
2018	2,022	—
2019	3,796	—
Unlimited	2,926	12,229
Total	$47,081	$12,229

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$51,649,885

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	4/30/16 Value	Percent of Net Assets
Samson Investment Co. New 2nd Lien Term Loan 6.50%, due 9/25/18	12/20/13	$6,700,000	$6,750,805	$55,831	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

36	MainStay Floating Rate Fund

Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $152,932 and $210,226, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,874,343	$43,763,390
Shares issued to shareholders in reinvestment of dividends and distributions	564,518	5,063,953
Shares redeemed	(9,391,885)	(84,297,866)

Net increase (decrease) in shares outstanding before conversion	(3,953,024)	(35,470,523)
Shares converted into Class A (See Note 1)	75,159	671,489
Shares converted from Class A (See Note 1)	(76,295)	(688,182)

Net increase (decrease)	(3,954,160)	$(35,487,216)

Year ended October 31, 2015:
Shares sold	10,368,043	$96,823,673
Shares issued to shareholders in reinvestment of dividends and distributions	1,277,298	11,912,517
Shares redeemed	(18,759,881)	(175,295,915)

Net increase (decrease) in shares outstanding before conversion	(7,114,540)	(66,559,725)
Shares converted into Class A (See Note 1)	238,273	2,222,931
Shares converted from Class A (See Note 1)	(179,710)	(1,670,702)

Net increase (decrease)	(7,055,977)	$(66,007,496)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	235,419	$2,113,980
Shares issued to shareholders in reinvestment of dividends and distributions	55,367	496,579
Shares redeemed	(356,169)	(3,198,631)

Net increase (decrease) in shares outstanding before conversion	(65,383)	(588,072)
Shares converted into Investor Class (See Note 1)	105,294	948,245
Shares converted from Investor Class (See Note 1)	(70,041)	(628,176)

Net increase (decrease)	(30,130)	$(268,003)

Year ended October 31, 2015:
Shares sold	526,691	$4,923,790
Shares issued to shareholders in reinvestment of dividends and distributions	109,777	1,023,707
Shares redeemed	(661,897)	(6,186,976)

Net increase (decrease) in shares outstanding before conversion	(25,429)	(239,479)
Shares converted into Investor Class (See Note 1)	253,494	2,360,360
Shares converted from Investor Class (See Note 1)	(209,395)	(1,953,772)

Net increase (decrease)	18,670	$167,109

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	141,958	$1,280,717
Shares issued to shareholders in reinvestment of dividends and distributions	11,552	103,656
Shares redeemed	(227,360)	(2,040,279)

Net increase (decrease) in shares outstanding before conversion	(73,850)	(655,906)
Shares converted from Class B (See Note 1)	(33,787)	(303,376)

Net increase (decrease)	(107,637)	$(959,282)

Year ended October 31, 2015:
Shares sold	387,234	$3,619,102
Shares issued to shareholders in reinvestment of dividends and distributions	25,605	239,114
Shares redeemed	(545,088)	(5,099,776)

Net increase (decrease) in shares outstanding before conversion	(132,249)	(1,241,560)
Shares converted from Class B (See Note 1)	(102,571)	(958,817)

Net increase (decrease)	(234,820)	$(2,200,377)

37

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,344,944	$12,083,096
Shares issued to shareholders in reinvestment of dividends and distributions	217,284	1,949,702
Shares redeemed	(2,822,683)	(25,329,188)

Net increase (decrease)	(1,260,455)	$(11,296,390)

Year ended October 31, 2015:
Shares sold	2,709,754	$25,269,950
Shares issued to shareholders in reinvestment of dividends and distributions	464,272	4,333,440
Shares redeemed	(5,945,805)	(55,542,618)

Net increase (decrease)	(2,771,779)	$(25,939,228)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	16,855,876	$151,544,671
Shares issued to shareholders in reinvestment of dividends and distributions	1,447,952	12,993,132
Shares redeemed	(23,136,274)	(207,006,442)

Net increase (decrease)	(4,832,446)	$(42,468,639)

Year ended October 31, 2015:
Shares sold	33,211,184	$310,491,693
Shares issued to shareholders in reinvestment of dividends and distributions	3,031,354	28,282,526
Shares redeemed	(33,625,600)	(314,470,511)

Net increase (decrease)	2,616,938	$24,303,708

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	2,839	$25,040
Shares issued to shareholders in reinvestment of dividends and distributions	15	139

Net increase (decrease)	2,854	$25,179

(a)	Inception date was February 29, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay Floating Rate Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

40	MainStay Floating Rate Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

42	MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696256 MS164-16	MSFR10-06/16 (NYLIM) NL0A4

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund(s) during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.86 –0.38%	–7.96 –2.60%	3.65 4.83%	4.66 5.25%	1.22 1.22%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.92 –0.45	–8.16 –2.82	3.47 4.65	4.56 5.15	1.36 1.36
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.65 –0.82	–8.17 –3.49	3.53 3.87	4.37 4.37	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.87 –0.91	–4.50 –3.57	3.87 3.87	4.37 4.37	2.11 2.11
Class I Shares	No Sales Charge		–0.25	–2.42	5.09	5.53	0.97
Class R3 Shares[4]	No Sales Charge		–0.61	–3.00	4.45	4.88	1.57

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[5]	0.43%	1.21%	11.02%	6.91%
MSCI EAFE® Index[6]	–3.07	–9.32	1.69	1.61
Barclays U.S. Aggregate Bond Index[7]	2.82	2.72	3.60	4.95
Conservative Allocation Composite Index[8]	1.61	1.26	6.04	5.68
Average Lipper Mixed-Asset Target Allocation Conservative Fund[9]	0.98	–1.21	3.69	4.00

5.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Mixed-Asset Target Allocation Conservative Fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$996.20	$1.79	$1,023.10	$1.81

Investor Class Shares	$1,000.00	$995.50	$2.48	$1,022.40	$2.51

Class B Shares	$1,000.00	$991.80	$6.19	$1,018.60	$6.27

Class C Shares	$1,000.00	$990.80	$6.19	$1,018.60	$6.27

Class I Shares	$1,000.00	$997.50	$0.55	$1,024.30	$0.55

Class R3 Shares[2,3]	$1,000.00	$1,051.20	$1.21	$1,007.20	$1.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.36% for Class A, 0.50% for Investor Class, 1.25% for Class B and Class C, 0.11% for Class I and 0.71% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Class A, Investor Class, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.57 for Class R3 and the ending account value would have been $1,021.30 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Conservative Allocation Fund returned –0.38% for Class A shares, –0.45% for Investor Class shares, –0.82% for Class B shares and –0.91% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –0.25% and Class R3 shares2 returned –0.61%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index3 and the 1.61% return of the Conservative Allocation Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 0.98% return of the Average Lipper4 Mixed-Asset Target Allocation Conservative Fund for the six months ended April 30, 2016. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates and the Fund’s risk disclosure was updated accordingly. For more information about these change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Conservative Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay Emerging Markets Opportunities Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks hurt relative performance.

Similarly, the Fund directed assets away from interest-rate-sensitive bond funds and toward MainStay Absolute Return Multi-Strategy Fund, which is designed to generate returns independent of stock and bond market direction. While the Fund’s position in MainStay Absolute Return Multi-Strategy Fund generated a small positive return for the time it was held in the Fund, it was lower than the returns available in the traditional bond market.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on Class R3 shares.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on Lipper Inc.

9

produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. That shortfall was offset by a tilt toward value equities over growth equities and a timely reallocation into high-yield bonds when spreads5 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Conservative Allocation Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment in MainStay Absolute Return Multi-Strategy Fund. The Fund reduced its positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund in favor of the new position. This shift was tied to our concerns about the poor risk/return trade-off at the long end of the yield curve.7

The Fund also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledged the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Fund reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund and reestablished a position in MainStay High Yield Opportunities Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity. Spreads narrowed to a degree as asset flows returned and high-yield bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Conservative Allocation Fund

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, only MainStay S&P 500 Index Fund generated a positive total return. The Underlying Equity Fund that posted the smallest net loss was MainStay Epoch International Small Cap Fund. At the other end of the spectrum, MainStay Cushing MLP Premier Fund posted the lowest total return, as crude oil continued its descent for much of the reporting period. MainStay Large Cap Growth Fund provided the second-lowest total return.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

MainStay S&P 500 Index Fund made a small positive contribution to the Fund’s return. (Contributions take weightings and total returns into account.) Although MainStay Epoch U.S. Small Cap Fund’s performance was negative for the reporting period, it contributed positively to the Fund’s return because of timing effects—specifically, we added to the position when the Underlying Fund was down. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay MAP Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation-indexed bonds, which were not available to the Fund, were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to the Fund’s performance. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from MainStay Unconstrained Bond Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 98.0%†
Equity Funds 48.3%
IQ 50 Percent Hedged FTSE Europe ETF	61,643	$1,088,924
IQ 50 Percent Hedged FTSE International ETF	91,862	1,615,852
IQ Global Resources ETF	15,509	384,296
MainStay Absolute Return Multi-Strategy Fund Class I (a)	2,861,975	28,419,412
MainStay Cushing MLP Premier Fund Class I	214,992	2,902,389
MainStay Cushing Renaissance Advantage Fund Class I (a)	555,746	10,186,815
MainStay Emerging Markets Opportunities Fund Class I (a)	1,209,739	9,544,839
MainStay Epoch Global Choice Fund Class I (a)	761,670	13,321,601
MainStay Epoch U.S. All Cap Fund Class I	149,588	3,660,424
MainStay Epoch U.S. Equity Yield Fund Class I	68,116	961,797
MainStay ICAP Equity Fund Class I	302,954	12,502,894
MainStay ICAP International Fund Class I	567,957	17,436,279
MainStay International Equity Fund Class I	390,956	5,238,809
MainStay International Opportunities Fund Class I	1,950,560	15,682,504
MainStay Large Cap Growth Fund Class I	1,220,443	11,337,914
MainStay MAP Fund Class I	656,713	23,477,507
MainStay S&P 500 Index Fund Class I	206,713	9,572,888
MainStay U.S. Equity Opportunities Fund Class I	2,866,033	24,074,676
MainStay U.S. Small Cap Fund Class I (a)	967,345	25,537,896

Total Equity Funds (Cost $206,390,810)		216,947,716

Fixed Income Funds 49.7%
MainStay Floating Rate Fund Class I	2,752,102	25,126,688
MainStay High Yield Corporate Bond Fund Class I	5,292,186	29,107,024
MainStay High Yield Opportunities Fund Class I	280,628	2,848,372
MainStay Indexed Bond Fund Class I (a)	4,935,827	54,343,457
MainStay Short Duration High Yield Fund Class I	1,154,197	11,091,835
MainStay Total Return Bond Fund Class I (a)	8,363,455	88,234,451
MainStay Unconstrained Bond Fund Class I	1,431,685	12,298,174

Total Fixed Income Funds (Cost $223,797,762)		223,050,001

Total Affiliated Investment Company (Cost $430,188,572)		439,997,717

	Principal Amount	Value
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $13,219,919 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 5/15/21, with a Principal Amount of $12,240,000 and a Market Value of $13,489,263)	$13,219,886	$13,219,886

Total Short-Term Investment (Cost $13,219,886)		13,219,886

Total Investments (Cost $443,408,458) (b)	101.0%	453,217,603
Other Assets, Less Liabilities	(1.0)	(4,329,105)
Net Assets	100.0%	$448,888,498

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2016, cost was $447,115,020 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$13,753,638
Gross unrealized depreciation	(7,651,055)

Net unrealized appreciation	$6,102,583

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$216,947,716	$—	$—	$216,947,716
Fixed Income Funds	223,050,001	—	—	223,050,001
Short-Term Investment
Repurchase Agreement	—	13,219,886	—	13,219,886

Total Investments in Securities	$439,997,717	$13,219,886	$—	$453,217,603

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $430,188,572)	$439,997,717
Repurchase agreement, at value ($13,219,886)	13,219,886
Receivables:
Fund shares sold	1,038,946
Dividends and interest	22
Other assets	73,266

Total assets	454,329,837

Liabilities
Due to custodian	4,491,212
Payables:
Fund shares redeemed	652,886
NYLIFE Distributors (See Note 3)	157,589
Transfer agent (See Note 3)	81,812
Shareholder communication	30,766
Professional fees	22,625
Custodian	2,482
Trustees	292
Shareholder Service (See Note 3)	2
Accrued expenses	1,673

Total liabilities	5,441,339

Net assets	$448,888,498

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,424
Additional paid-in capital	441,175,844

441,215,268
Distributions in excess of net investment income	(367,283)
Accumulated net realized gain (loss) on investments	(1,768,632)
Net unrealized appreciation (depreciation) on investments	9,809,145

Net assets	$448,888,498

Class A
Net assets applicable to outstanding shares	$252,625,019

Shares of beneficial interest outstanding	22,166,423

Net asset value per share outstanding	$11.40
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.06

Investor Class
Net assets applicable to outstanding shares	$71,588,747

Shares of beneficial interest outstanding	6,281,738

Net asset value per share outstanding	$11.40
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.06

Class B
Net assets applicable to outstanding shares	$34,199,800

Shares of beneficial interest outstanding	3,013,943

Net asset value and offering price per share outstanding	$11.35

Class C
Net assets applicable to outstanding shares	$78,073,758

Shares of beneficial interest outstanding	6,882,377

Net asset value and offering price per share outstanding	$11.34

Class I
Net assets applicable to outstanding shares	$12,374,898

Shares of beneficial interest outstanding	1,077,208

Net asset value and offering price per share outstanding	$11.49

Class R3
Net assets applicable to outstanding shares	$26,276

Shares of beneficial interest outstanding	2,307

Net asset value and offering price per share outstanding	$11.39

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,082,130
Interest	524

Total income	6,082,654

Expenses
Distribution/Service—Class A (See Note 3)	305,626
Distribution/Service—Investor Class (See Note 3)	86,180
Distribution/Service—Class B (See Note 3)	173,381
Distribution/Service—Class C (See Note 3)	381,091
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	235,703
Registration	46,680
Shareholder communication	40,599
Professional fees	25,857
Custodian	5,607
Trustees	5,110
Shareholder service (See Note 3)	4
Miscellaneous	8,242

Total expenses	1,314,102

Net investment income (loss)	4,768,552

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(8,440,336)
Realized capital gain distributions from affiliated investment companies	10,378,575

Net realized gain (loss) on investments and investments from affiliated investment companies	1,938,239

Net change in unrealized appreciation (depreciation) on investments	(9,214,206)

Net realized and unrealized gain (loss) on investments	(7,275,967)

Net increase (decrease) in net assets resulting from operations	$(2,507,415)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,768,552	$8,223,520
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	1,938,239	8,239,327
Net change in unrealized appreciation (depreciation) on investments	(9,214,206)	(17,224,116)

Net increase (decrease) in net assets resulting from operations	(2,507,415)	(761,269)

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,497,260)	(6,135,002)
Investor Class	(934,115)	(1,557,581)
Class B	(338,479)	(600,162)
Class C	(750,613)	(1,178,913)
Class I	(237,999)	(443,562)
Class R3	(107)	—

	(5,758,573)	(9,915,220)

From net realized gain on investments:
Class A	(4,271,431)	(8,463,816)
Investor Class	(1,196,143)	(2,275,634)
Class B	(612,341)	(1,332,961)
Class C	(1,342,846)	(2,531,996)
Class I	(268,974)	(591,179)

	(7,691,735)	(15,195,586)

Total dividends and distributions to shareholders	(13,450,308)	(25,110,806)

Capital share transactions:
Net proceeds from sale of shares	46,382,563	106,990,282
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,117,215	24,285,359
Cost of shares redeemed	(51,312,625)	(85,833,479)

Increase (decrease) in net assets derived from capital share transactions	8,187,153	45,442,162

Net increase (decrease) in net assets	(7,770,570)	19,570,087

Net Assets
Beginning of period	456,659,068	437,088,981

End of period	$448,888,498	$456,659,068

Undistributed (distributions in excess of) net investment income at end of period	$(367,283)	$622,738

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.81		$12.52	$12.56	$11.57	$10.95	$10.80

Net investment income (loss) (a)	0.13		0.25	0.22	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.18)		(0.23)	0.50	1.21	0.77	0.20

Total from investment operations	(0.05)		0.02	0.72	1.45	1.01	0.45

Less dividends and distributions:
From net investment income	(0.16)		(0.30)	(0.29)	(0.29)	(0.28)	(0.30)
From net realized gain on investments	(0.20)		(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.36)		(0.73)	(0.76)	(0.46)	(0.39)	(0.30)

Net asset value at end of period	$11.40		$11.81	$12.52	$12.56	$11.57	$10.95

Total investment return (b)	(0.38	%)(c)	0.11%	5.95%	12.93%	9.41%	4.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	% ††	2.05%	1.81%	2.00%	2.16%	2.27%
Net expenses (d)	0.36	% ††	0.36%	0.35%	0.37%	0.37%	0.39%
Portfolio turnover rate	22%		40%	45%	52%	62%	55%
Net assets at end of period (in 000’s)	$252,625		$253,308	$244,098	$201,908	$164,116	$143,520

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.81		$12.52	$12.56	$11.57	$10.96	$10.81

Net investment income (loss) (a)	0.13		0.23	0.21	0.22	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.19)		(0.23)	0.49	1.21	0.76	0.20

Total from investment operations	(0.06)		0.00 ‡	0.70	1.43	0.99	0.44

Less dividends and distributions:
From net investment income	(0.15)		(0.28)	(0.27)	(0.27)	(0.27)	(0.29)
From net realized gain on investments	(0.20)		(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.35)		(0.71)	(0.74)	(0.44)	(0.38)	(0.29)

Net asset value at end of period	$11.40		$11.81	$12.52	$12.56	$11.57	$10.96

Total investment return (b)	(0.45	%)(c)	(0.03%)	5.79%	12.74%	9.24%	4.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	% ††	1.91%	1.67%	1.82%	2.00%	2.17%
Net expenses (d)	0.50	% ††	0.50%	0.50%	0.53%	0.53%	0.50%
Expenses (before waiver/reimbursement) (d)	0.50	% ††	0.50%	0.50%	0.53%	0.55%	0.57%
Portfolio turnover rate	22%		40%	45%	52%	62%	55%
Net assets at end of period (in 000’s)	$71,589		$71,083	$65,991	$59,301	$49,050	$41,525

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.76		$12.47	$12.51	$11.53	$10.92	$10.76

Net investment income (loss) (a)	0.08		0.14	0.11	0.13	0.14	0.15
Net realized and unrealized gain (loss) on investments	(0.18)		(0.23)	0.50	1.21	0.76	0.21

Total from investment operations	(0.10)		(0.09)	0.61	1.34	0.90	0.36

Less dividends and distributions:
From net investment income	(0.11)		(0.19)	(0.18)	(0.19)	(0.18)	(0.20)
From net realized gain on investments	(0.20)		(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.31)		(0.62)	(0.65)	(0.36)	(0.29)	(0.20)

Net asset value at end of period	$11.35		$11.76	$12.47	$12.51	$11.53	$10.92

Total investment return (b)	(0.82	%)(c)	(0.78%)	5.03%	11.87%	8.46%	3.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	% ††	1.17%	0.93%	1.09%	1.27%	1.41%
Net expenses (d)	1.25	% ††	1.25%	1.25%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.25	% ††	1.25%	1.25%	1.28%	1.30%	1.32%
Portfolio turnover rate	22%		40%	45%	52%	62%	55%
Net assets at end of period (in 000’s)	$34,200		$37,098	$39,583	$40,953	$35,808	$33,580

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.76		$12.47	$12.51	$11.53	$10.92	$10.76

Net investment income (loss) (a)	0.08		0.14	0.11	0.13	0.14	0.15
Net realized and unrealized gain (loss) on investments	(0.19)		(0.23)	0.50	1.21	0.76	0.21

Total from investment operations	(0.11)		(0.09)	0.61	1.34	0.90	0.36

Less dividends and distributions:
From net investment income	(0.11)		(0.19)	(0.18)	(0.19)	(0.18)	(0.20)
From net realized gain on investments	(0.20)		(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.31)		(0.62)	(0.65)	(0.36)	(0.29)	(0.20)

Net asset value at end of period	$11.34		$11.76	$12.47	$12.51	$11.53	$10.92

Total investment return (b)	(0.91	%)(c)	(0.78%)	5.03%	11.87%	8.46%	3.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	% ††	1.16%	0.90%	1.07%	1.25%	1.41%
Net expenses (d)	1.25	% ††	1.25%	1.25%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.25	% ††	1.25%	1.25%	1.28%	1.30%	1.32%
Portfolio turnover rate	22%		40%	45%	52%	62%	55%
Net assets at end of period (in 000’s)	$78,074		$79,242	$71,051	$51,112	$37,977	$30,224

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.90		$12.61	$12.64	$11.64	$11.02	$10.87

Net investment income (loss) (a)	0.15		0.28	0.25	0.27	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.18)		(0.23)	0.51	1.22	0.77	0.20

Total from investment operations	(0.03)		0.05	0.76	1.49	1.04	0.48

Less dividends and distributions:
From net investment income	(0.18)		(0.33)	(0.32)	(0.32)	(0.31)	(0.33)
From net realized gain on investments	(0.20)		(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.38)		(0.76)	(0.79)	(0.49)	(0.42)	(0.33)

Net asset value at end of period	$11.49		$11.90	$12.61	$12.64	$11.64	$11.02

Total investment return (b)	(0.25	%)(c)	0.36%	6.25%	13.11%	9.81%	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63	% ††	2.33%	2.01%	2.26%	2.41%	2.49%
Net expenses (d)	0.11	% ††	0.11%	0.10%	0.12%	0.12%	0.14%
Portfolio turnover rate	22%		40%	45%	52%	62%	55%
Net assets at end of period (in 000’s)	$12,375		$15,928	$16,367	$11,984	$15,916	$8,593

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.88

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	0.53

Total from investment operations	0.56

Less dividends:
From net investment income	(0.05)

Net asset value at end of period	$11.39

Total investment return (b)(c)	5.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%††
Net expenses (d)	0.71%††
Portfolio turnover rate	22%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
††	Annualized.
**	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.87 –1.45%	–9.25 –3.97%	4.46 5.65%	4.78 5.37%	1.35 1.35%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.96 –1.54	–9.41 –4.14	4.28 5.46	4.68 5.27	1.52 1.52
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.61 –1.89	–9.37 –4.80	4.37 4.70	4.48 4.48	2.27 2.27
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.92 –1.97	–5.79 –4.88	4.68 4.68	4.47 4.47	2.27 2.27
Class I Shares	No Sales Charge		–1.34	–3.71	5.92	5.64	1.10
Class R3 Shares[4]	No Sales Charge		–1.64	–4.33	5.28	5.00	1.70

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[5]	0.43%	1.21%	11.02%	6.91%
MSCI EAFE® Index[6]	–3.07	–9.32	1.69	1.61
Barclays U.S. Aggregate Bond Index[7]	2.82	2.72	3.60	4.95
Moderate Allocation Composite Index[8]	0.96	0.41	7.06	5.82
Average Lipper Mixed-Asset Target Allocation Moderate Fund[9]	0.22	–2.52	4.77	4.45

5.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Mixed-Asset Target Allocation Moderate Fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$985.50	$1.73	$1,023.10	$1.76

Investor Class Shares	$1,000.00	$984.60	$2.62	$1,022.20	$2.66

Class B Shares	$1,000.00	$981.10	$6.30	$1,018.50	$6.42

Class C Shares	$1,000.00	$980.30	$6.30	$1,018.50	$6.42

Class I Shares	$1,000.00	$986.60	$0.49	$1,024.40	$0.50

Class R3 Shares[2,3]	$1,000.00	$1,061.20	$1.20	$1,007.20	$1.17

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.35% for Class A, 0.53% for Investor Class, 1.28% for Class B and Class C, 0.10% for Class I, and 0.70% for class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Class A, Investor Class, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.52 for Class R3 and the ending account value would have been $1,021.40 for Class R3.
3.	Class R3 shares commenced investment operations on February 29, 2016.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Moderate Allocation Fund returned –1.45% for Class A shares, –1.54% for Investor Class shares, –1.89% for Class B shares and –1.97% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –1.34% and Class R3 shares2 returned –1.64%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index3 and the 0.96% return of the Moderate Allocation Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 0.22% return of the Average Lipper4 Mixed-Asset Target Allocation Moderate Fund for the six months ended April 30, 2016. See page 20 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates and the Fund’s risk disclosure was updated accordingly. For more information about these change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Moderate Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay Emerging Markets Opportunities Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks hurt relative performance.

Similarly, the Fund directed assets away from interest-rate sensitive bond funds and toward MainStay Absolute Return Multi-Strategy Fund, which is designed to generate returns independent of stock and bond market direction. While the Fund’s position in MainStay Absolute Return Multi-Strategy Fund generated a small positive return for the time it was held in the Fund, it was lower than the returns available in the traditional bond market.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 20 for more information on Class R3 shares.
3.	See footnote on page 21 for more information on this index.
4.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay Moderate Allocation Fund

bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. That shortfall was offset by a tilt toward value equities over growth equities and a timely reallocation into high-yield bonds when spreads5 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Moderate Allocation Composite Index. The Fund

also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment in MainStay Absolute Return Multi-Strategy Fund. The Fund reduced its positions in MainStay Total Return Bond Fund and to a lesser degree from MainStay Indexed Bond Fund in favor of the new position. This shift was tied to our concerns about the poor risk/return trade-off at the long end of the yield curve.7

The Fund also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledged the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Fund reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund and reestablished a position in MainStay High Yield Opportunities Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity. Spreads narrowed to a degree as asset flows returned and high-yield bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

25

waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, only MainStay S&P 500 Index Fund generated a positive total return. The Underlying Equity Fund that posted the smallest net loss was MainStay Epoch International Small Cap Fund. At the other end of the spectrum, MainStay Cushing MLP Premier Fund posted the lowest total return, as crude oil continued its descent for much of the reporting period. MainStay Large Cap Growth Fund provided the second-lowest total return.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Cushing Renaissance Advantage Fund’s performance was negative for the reporting period, variations in the position size of this Underlying Fund during the reporting period resulted in a small positive contribution to the Fund’s performance. (Contributions take weightings and total returns into account.) MainStay S&P 500 Index Fund also made a small positive contribution to the Fund’s return. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay MAP Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces contributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation-indexed bonds, which were not available to the Fund, were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, a large position in MainStay Total Return Bond Fund was the most significant contributor to the Fund’s performance, followed by a much smaller position in MainStay High Yield Corporate Bond Fund. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account had a minimal impact on performance, and the contribution from MainStay Short Duration High Yield Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.8%†
Equity Funds 66.0%
IQ 50 Percent Hedged FTSE Europe ETF	91,051	$1,608,416
IQ 50 Percent Hedged FTSE International ETF	147,600	2,596,284
IQ Global Resources ETF	33,962	841,541
MainStay Absolute Return Multi-Strategy Fund Class I (a)	2,779,718	27,602,604
MainStay Cushing MLP Premier Fund Class I	329,283	4,445,325
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,044,428	19,144,374
MainStay Emerging Markets Opportunities Fund Class I (a)	2,684,585	21,181,377
MainStay Epoch Global Choice Fund Class I (a)	1,123,032	19,641,832
MainStay Epoch U.S. All Cap Fund Class I	829,955	20,309,000
MainStay Epoch U.S. Equity Yield Fund Class I (a)	156,557	2,210,578
MainStay ICAP Equity Fund Class I	907,253	37,442,327
MainStay ICAP International Fund Class I	1,216,217	37,337,848
MainStay International Equity Fund Class I (a)	884,916	11,857,879
MainStay International Opportunities Fund Class I (a)	4,227,352	33,987,912
MainStay Large Cap Growth Fund Class I	3,269,866	30,377,059
MainStay MAP Fund Class I (a)	1,624,888	58,089,764
MainStay S&P 500 Index Fund Class I	386,590	17,902,974
MainStay U.S. Equity Opportunities Fund Class I (a)	6,561,999	55,120,792
MainStay U.S. Small Cap Fund Class I (a)	1,523,967	40,232,737

Total Equity Funds (Cost $406,888,349)		441,930,623

Fixed Income Funds 31.8%
MainStay Floating Rate Fund Class I	2,399,797	21,910,149
MainStay High Yield Corporate Bond Fund Class I	5,389,145	29,640,299
MainStay High Yield Opportunities Fund Class I	349,266	3,545,053
MainStay Indexed Bond Fund Class I	515,691	5,677,760
MainStay Short Duration High Yield Fund Class I	1,695,421	16,293,000
MainStay Total Return Bond Fund Class I (a)	11,152,635	117,660,304
MainStay Unconstrained Bond Fund Class I	2,097,552	18,017,970

Total Fixed Income Funds (Cost $213,171,174)		212,744,535

Total Affiliated Investment Company (Cost $620,059,523)		654,675,158

	Principal Amount	Value
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $21,117,219 (Collateralized by a United States Treasuary Note with a rate of 3.125% and a maturity date of 5/15/21, with a Principal Amount of $19,545,000 and a Market Value of $21,539,841)	$21,117,167	$21,117,167

Total Short-Term Investment (Cost $21,117,167)		21,117,167

Total Investments (Cost $641,176,690) (b)	101.0%	675,792,325
Other Assets, Less Liabilities	(1.0)	(6,700,526)
Net Assets	100.0%	$669,091,799

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2016, cost was $648,709,374 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$43,746,830
Gross unrealized depreciation	(16,663,879)

Net unrealized appreciation	$27,082,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$441,930,623	$—	$—	$441,930,623
Fixed Income Funds	212,744,535	—	—	212,744,535
Short-Term Investment
Repurchase Agreement	—	21,117,167	—	21,117,167

Total Investments in Securities	$654,675,158	$21,117,167	$—	$675,792,325

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $620,059,523)	$654,675,158
Repurchase agreement, at value (identified cost $21,117,167)	21,117,167
Receivables:
Fund shares sold	592,940
Dividends and interest	35
Other assets	77,396

Total assets	676,462,696

Liabilities
Due to custodian	6,604,171
Payables:
Fund shares redeemed	322,134
NYLIFE Distributors (See Note 3)	221,996
Transfer agent (See Note 3)	147,291
Shareholder communication	46,513
Professional fees	24,076
Custodian	1,487
Trustees	411
Shareholder service (See Note 3)	4
Accrued expenses	2,814

Total liabilities	7,370,897

Net assets	$669,091,799

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,669
Additional paid-in capital	624,664,021

624,717,690
Undistributed net investment income	316,160
Accumulated net realized gain (loss) on investments	9,442,314
Net unrealized appreciation (depreciation) on investments	34,615,635

Net assets	$669,091,799

Class A
Net assets applicable to outstanding shares	$348,708,543

Shares of beneficial interest outstanding	27,902,081

Net asset value per share outstanding	$12.50
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.23

Investor Class
Net assets applicable to outstanding shares	$162,137,735

Shares of beneficial interest outstanding	12,976,056

Net asset value per share outstanding	$12.50
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.23

Class B
Net assets applicable to outstanding shares	$74,669,366

Shares of beneficial interest outstanding	6,043,043

Net asset value and offering price per share outstanding	$12.36

Class C
Net assets applicable to outstanding shares	$70,385,972

Shares of beneficial interest outstanding	5,698,571

Net asset value and offering price per share outstanding	$12.35

Class I
Net assets applicable to outstanding shares	$13,133,201

Shares of beneficial interest outstanding	1,044,795

Net asset value and offering price per share outstanding	$12.57

Class R3
Net assets applicable to outstanding shares	$56,982

Shares of beneficial interest outstanding	4,561

Net asset value and offering price per share outstanding	$12.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,159,295
Interest	842

Total income	8,160,137

Expenses
Distribution/Service—Class A (See Note 3)	422,132
Distribution/Service—Investor Class (See Note 3)	192,528
Distribution/Service—Class B (See Note 3)	373,357
Distribution/Service—Class C (See Note 3)	342,281
Distribution/Service—Class R3 (See Note 3)	32
Transfer agent (See Note 3)	424,259
Shareholder communication	60,075
Registration	48,373
Professional fees	30,124
Trustees	7,506
Custodian	5,499
Shareholder service (See Note 3)	6
Miscellaneous	10,665

Total expenses	1,916,837

Net investment income (loss)	6,243,300

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(8,091,853)
Realized capital gain distributions from affiliated investment companies	25,067,202

Net realized gain (loss) on investments and investments from affiliated investment companies	16,975,349

Net change in unrealized appreciation (depreciation) on investments	(34,227,017)

Net realized and unrealized gain (loss) on investments	(17,251,668)

Net increase (decrease) in net assets resulting from operations	$(11,008,368)

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,243,300	$9,729,117
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	16,975,349	23,583,911
Net change in unrealized appreciation (depreciation) on investments	(34,227,017)	(31,477,894)

Net increase (decrease) in net assets resulting from operations	(11,008,368)	1,835,134

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,269,595)	(7,379,934)
Investor Class	(2,568,355)	(2,953,065)
Class B	(667,544)	(1,104,091)
Class C	(618,852)	(888,863)
Class I	(273,302)	(313,624)

	(10,397,648)	(12,639,577)

From net realized gain on investments:
Class A	(10,304,329)	(15,672,095)
Investor Class	(4,659,129)	(6,770,515)
Class B	(2,316,155)	(4,007,061)
Class C	(2,132,828)	(3,208,861)
Class I	(393,768)	(599,775)

	(19,806,209)	(30,258,307)

Total dividends and distributions to shareholders	(30,203,857)	(42,897,884)

Capital share transactions:
Net proceeds from sale of shares	57,378,721	130,821,433
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	29,803,293	42,261,785
Cost of shares redeemed	(54,566,989)	(107,927,674)

Increase (decrease) in net assets derived from capital share transactions	32,615,025	65,155,544

Net increase (decrease) in net assets	(8,597,200)	24,092,794

Net Assets
Beginning of period	677,688,999	653,596,205

End of period	$669,091,799	$677,688,999

Undistributed net investment income at end of period	$316,160	$4,470,508

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.32		$14.19	$13.90	$11.97	$11.06	$10.87

Net investment income (loss) (a)	0.13		0.23	0.19	0.21	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.32)		(0.15)	0.82	2.00	0.93	0.22

Total from investment operations	(0.19)		0.08	1.01	2.21	1.13	0.42

Less dividends and distributions:
From net investment income	(0.24)		(0.30)	(0.31)	(0.28)	(0.22)	(0.23)
From net realized gain on investments	(0.39)		(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.63)		(0.95)	(0.72)	(0.28)	(0.22)	(0.23)

Net asset value at end of period	$12.50		$13.32	$14.19	$13.90	$11.97	$11.06

Total investment return (b)	(1.45	%)(c)	0.59%	7.47%	18.88%	10.43%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17	% ††	1.67%	1.36%	1.62%	1.75%	1.79%
Net expenses (d)	0.35	% ††	0.35%	0.34%	0.35%	0.35%	0.36%
Portfolio turnover rate	19%		39%	47%	49%	64%	60%
Net assets at end of period (in 000’s)	$348,709		$353,841	$339,189	$288,920	$229,051	$207,282

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.31		$14.17	$13.89	$11.96	$11.06	$10.86

Net investment income (loss) (a)	0.12		0.21	0.17	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.33)		(0.14)	0.81	2.01	0.93	0.23

Total from investment operations	(0.21)		0.07	0.98	2.19	1.11	0.41

Less dividends and distributions:
From net investment income	(0.21)		(0.28)	(0.29)	(0.26)	(0.21)	(0.21)
From net realized gain on investments	(0.39)		(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.60)		(0.93)	(0.70)	(0.26)	(0.21)	(0.21)

Net asset value at end of period	$12.50		$13.31	$14.17	$13.89	$11.96	$11.06

Total investment return (b)	(1.54	%)(c)	0.50%	7.22%	18.68%	10.19%	3.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	% ††	1.52%	1.22%	1.42%	1.57%	1.65%
Net expenses (d)	0.53	% ††	0.52%	0.51%	0.53%	0.53%	0.50%
Expenses (before waiver/reimbursement) (d)	0.53	% ††	0.52%	0.51%	0.53%	0.54%	0.56%
Portfolio turnover rate	19%		39%	47%	49%	64%	60%
Net assets at end of period (in 000’s)	$162,138		$158,390	$146,793	$128,403	$102,910	$90,248

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.11		$13.97	$13.70	$11.81	$10.91	$10.72

Net investment income (loss) (a)	0.08		0.11	0.07	0.09	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.33)		(0.14)	0.80	1.97	0.92	0.22

Total from investment operations	(0.25)		(0.03)	0.87	2.06	1.02	0.32

Less dividends and distributions:
From net investment income	(0.11)		(0.18)	(0.19)	(0.17)	(0.12)	(0.13)
From net realized gain on investments	(0.39)		(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.50)		(0.83)	(0.60)	(0.17)	(0.12)	(0.13)

Net asset value at end of period	$12.36		$13.11	$13.97	$13.70	$11.81	$10.91

Total investment return (b)	(1.89	%)(c)	(0.27%)	6.48%	17.70%	9.47%	2.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	% ††	0.79%	0.49%	0.71%	0.84%	0.90%
Net expenses (d)	1.28	% ††	1.27%	1.26%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.28	% ††	1.27%	1.26%	1.28%	1.29%	1.31%
Portfolio turnover rate	19%		39%	47%	49%	64%	60%
Net assets at end of period (in 000’s)	$74,669		$80,474	$88,007	$88,451	$77,807	$73,686

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.11		$13.97	$13.70	$11.81	$10.91	$10.73

Net investment income (loss) (a)	0.08		0.10	0.06	0.09	0.09	0.10
Net realized and unrealized gain (loss) on investments	(0.34)		(0.13)	0.81	1.97	0.93	0.22

Total from investment operations	(0.26)		(0.03)	0.87	2.06	1.02	0.32

Less dividends and distributions:
From net investment income	(0.11)		(0.18)	(0.19)	(0.17)	(0.12)	(0.14)
From net realized gain on investments	(0.39)		(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.50)		(0.83)	(0.60)	(0.17)	(0.12)	(0.14)

Net asset value at end of period	$12.35		$13.11	$13.97	$13.70	$11.81	$10.91

Total investment return (b)	(1.97	%)(c)	(0.27%)	6.48%	17.70%	9.47%	2.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24	% ††	0.77%	0.45%	0.68%	0.83%	0.91%
Net expenses (d)	1.28	% ††	1.27%	1.26%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.28	% ††	1.27%	1.26%	1.28%	1.29%	1.31%
Portfolio turnover rate	19%		39%	47%	49%	64%	60%
Net assets at end of period (in 000’s)	$70,386		$71,281	$67,851	$55,464	$42,203	$39,531

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.41		$14.28	$13.98	$12.04	$11.12	$10.92

Net investment income (loss) (a)	0.15		0.26	0.20	0.25	0.23	0.23
Net realized and unrealized gain (loss) on investments	(0.33)		(0.14)	0.85	2.00	0.94	0.22

Total from investment operations	(0.18)		0.12	1.05	2.25	1.17	0.45

Less dividends and distributions:
From net investment income	(0.27)		(0.34)	(0.34)	(0.31)	(0.25)	(0.25)
From net realized gain on investments	(0.39)		(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.66)		(0.99)	(0.75)	(0.31)	(0.25)	(0.25)

Net asset value at end of period	$12.57		$13.41	$14.28	$13.98	$12.04	$11.12

Total investment return (b)	(1.34	%)(c)	0.84%	7.74%	19.14%	10.75%	4.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42	% ††	1.88%	1.42%	1.93%	1.99%	2.05%
Net expenses (d)	0.10	% ††	0.10%	0.09%	0.10%	0.10%	0.11%
Portfolio turnover rate	19%		39%	47%	49%	64%	60%
Net assets at end of period (in 000’s)	$13,133		$13,702	$11,757	$8,251	$12,631	$9,972

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	February 29, 2016** through April 30,
Class R3	2016*
Net asset value at beginning of period	$11.77

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	0.69

Total from investment operations	0.72

Net asset value at end of period	$12.49

Total investment return (b)(c)	6.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††
Net expenses (d)	0.70	%††
Portfolio turnover rate	19%
Net assets at end of period (in 000’s)	$57

*	Unaudited.
††	Annualized.
**	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.95 –2.59%	–10.81 –5.62%	4.94 6.13%	4.57 5.17%	1.50 1.50%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.99 –2.63	–10.91 –5.73	4.77 5.96	4.48 5.07	1.68 1.68
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–7.70 –3.06	–10.98 –6.50	4.84 5.17	4.28 4.28	2.43 2.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–3.99 –3.06	–7.40 –6.50	5.17 5.17	4.28 4.28	2.43 2.43
Class I Shares	No Sales Charge		–2.45	–5.39	6.40	5.45	1.25
Class R3 Shares[4]	No Sales Charge		–2.78	–5.96	5.76	4.80	1.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[5]	0.43%	1.21%	11.02%	6.91%
MSCI EAFE® Index[6]	–3.07	–9.32	1.69	1.61
Barclays U.S. Aggregate Bond Index[7]	2.82	2.72	3.60	4.95
Moderate Growth Allocation Composite Index[8]	0.27	–0.51	8.01	5.85
Average Lipper Mixed–Asset Target Allocation Growth Fund[9]	–0.47	–2.91	5.65	4.70

5.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$974.10	$1.82	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$973.70	$2.70	$1,022.10	$2.77

Class B Shares	$1,000.00	$969.40	$6.37	$1,018.40	$6.52

Class C Shares	$1,000.00	$969.40	$6.37	$1,018.40	$6.52

Class I Shares	$1,000.00	$975.50	$0.59	$1,024.30	$0.60

Class R3 Shares[2,3]	$1,000.00	$1,073.90	$1.23	$1,007.20	$1.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C, 0.12% for Class I and 0.71% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Class A, Investor Class, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.57 for Class R3 and the ending account value would have been $1,021.30 for Class R3.
3.	Class R3 shares commenced investment operations on February 29, 2016.

37

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned –2.59% for Class A shares, –2.63% for Investor Class shares and –3.06% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –2.45% and Class R3 shares2 returned –2.78%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index3 and the 0.27% return of the Moderate Growth Allocation Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the –0.47% return of the Average Lipper4 Mixed-Asset Target Allocation Growth Fund for the six months ended April 30, 2016. See page 35 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates and the Fund’s risk disclosure was updated accordingly. For more information about these change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for many of the chal-

lenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities generally helped relative performance because fixed-income securities on the whole tended to outperform U.S. large-cap stocks.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay Emerging Markets Opportunities Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but in early 2016, U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. The decision to avoid Underlying Funds that invest in high-dividend stocks hurt relative performance.

Similarly, the Fund directed assets away from interest-rate sensitive bond funds and toward MainStay Absolute Return Multi-Strategy Fund, which is designed to generate returns independent of stock and bond market direction. While the Fund’s position in MainStay Absolute Return Multi-Strategy Fund generated a small positive return for the time it was held in the Fund, it was lower than the returns available in the traditional bond market.

Asset class policy had little net impact on results. Over the reporting period, many of the major asset classes saw a similar

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 35 for more information on Class R3 shares.
3.	See footnote on page 36 for more information on this index.
4.	See footnote on page 36 for more information on Lipper Inc.

39

level of return ranging from near-zero performance for small-cap stocks to low single-digit returns for investment-grade bonds. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund’s general bias toward stocks over bonds—and stocks in international markets in particular—detracted slightly from returns. That shortfall was offset by a tilt toward value equities over growth equities and a timely reallocation into high-yield bonds when spreads5 were especially wide. As a result, asset class policy added positively to returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Moderate Growth Allocation Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Fund steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment in MainStay Absolute Return Multi-Strategy Fund. The Fund reduced its positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund in favor of the new position. This shift was tied to our concerns about the poor risk/return trade-off at the long end of the yield curve.7

The Fund also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledged the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Fund reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

We increased the Fund’s position in MainStay High Yield Corporate Bond Fund and reestablished a position in MainStay High Yield Opportunities Fund during the reporting period. Credit spreads widened substantially through the fall and into the first part of the winter. We believed that fear was outpacing deteriorating fundamentals and that the available spreads at the time represented an attractive buying opportunity. Spreads narrowed to a degree as asset flows returned and high-yield bonds rallied.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

40	MainStay Moderate Growth Allocation Fund

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds that the Fund held for the entire reporting period, only MainStay S&P 500 Index Fund generated a positive total return. The Underlying Equity Fund that posted the smallest net loss was MainStay Epoch International Small Cap Fund. At the other end of the spectrum, MainStay Cushing MLP Premier Fund posted the lowest total return, as crude oil continued its descent for much of the reporting period. MainStay Large Cap Growth Fund provided the second-lowest total return.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Although MainStay Cushing Renaissance Advantage Fund’s performance was negative for the reporting period, variations in the position size of this Underlying Fund during the reporting period resulted in a small positive contribution to the Fund’s performance. (Contributions take weightings and total returns into account.) MainStay S&P 500 Index Fund also made a small positive contribution to the Fund’s return. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay MAP Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth remained soft around the world, observed inflation rates remained low, and central banks continued to provide additional monetary stimulus. All of these forces con-

tributed to a further reduction in bond yields at the long end of the yield curve, even as two-year notes finished the reporting period near where they began. In other words, the yield curve flattened during the reporting period. Ten-year U.S. Treasury bonds neared the lows of modern financial history (set in the summer of 2012), and government bonds in some other Western nations reached into negative territory. Meanwhile, credit spreads widened in the second half of 2015 and the first few months of 2016. The widening resulted from default concerns in the energy and materials sectors and a more generalized anxiety that the world economy could be headed toward recession. Widening spreads generally have a negative impact on the Fund’s Underlying Fixed-Income Funds. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, allowing spreads to contract to some extent. Narrowing spreads generally have a positive impact on the Fund’s Underlying Fixed-Income Funds.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Inflation-indexed bonds, which were not available to the Fund, were strong performers—as were most high-quality, long-duration assets. High-yield bonds were volatile but finished the reporting period in positive territory. Money-market instruments were particularly weak during the reporting period.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds in which the Fund invested, MainStay High Yield Corporate Bond Fund was the most significant contributor to the Fund’s performance, followed MainStay Floating Rate Fund. No Underlying Fixed-Income Funds in which the Fund invested for the entire reporting period generated negative performance. The position in the Fund’s cash sweep account, had a minimal impact on performance, and the contribution from MainStay Short Duration High Yield Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.8%†
Equity Funds 83.3%
IQ 50 Percent Hedged FTSE Europe ETF	88,446	$1,562,399
IQ 50 Percent Hedged FTSE International ETF	131,817	2,318,661
IQ Global Resources ETF	43,740	1,083,829
MainStay Absolute Return Multi-Strategy Fund Class I (a)	1,115,556	11,077,473
MainStay Cushing MLP Premier Fund Class I	315,109	4,253,977
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,676,334	30,727,193
MainStay Emerging Markets Opportunities Fund Class I (a)	3,464,052	27,331,371
MainStay Epoch Global Choice Fund Class I (a)	1,091,091	19,083,180
MainStay Epoch U.S. All Cap Fund Class I	670,969	16,418,612
MainStay Epoch U.S. Equity Yield Fund Class I (a)	204,975	2,894,246
MainStay ICAP Equity Fund Class I (a)	1,056,929	43,619,450
MainStay ICAP International Fund Class I	1,530,605	46,989,588
MainStay International Equity Fund Class I (a)	1,180,128	15,813,712
MainStay International Opportunities Fund Class I (a)	5,466,486	43,950,547
MainStay Large Cap Growth Fund Class I	3,888,295	36,122,259
MainStay MAP Fund Class I (a)	2,028,643	72,523,973
MainStay S&P 500 Index Fund Class I	457,435	21,183,827
MainStay U.S. Equity Opportunities Fund Class I (a)	8,805,632	73,967,311
MainStay U.S. Small Cap Fund Class I (a)	2,712,097	71,599,362

Total Equity Funds (Cost $487,400,978)		542,520,970

Fixed Income Funds 14.5%
MainStay Floating Rate Fund Class I	2,067,881	18,879,755
MainStay High Yield Corporate Bond Fund Class I	4,820,498	26,512,738
MainStay High Yield Opportunities Fund Class I	321,117	3,259,341
MainStay Short Duration High Yield Fund Class I	1,672,751	16,075,141
MainStay Total Return Bond Fund Class I	1,131,141	11,933,540
MainStay Unconstrained Bond Fund Class I	2,029,879	17,436,661

Total Fixed Income Funds (Cost $93,828,842)		94,097,176

Total Affiliated Investment Company (Cost $581,229,820)		636,618,146

	Principal Amount	Value
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $21,264,023 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 5/15/21, with a Principal Amount of $19,685,000 and a Market Value of $21,694,130)	$21,263,970	$21,263,970

Total Short-Term Investment (Cost $21,263,970)		21,263,970

Total Investments (Cost $602,493,790) (b)	101.0%	657,882,116
Other Assets, Less Liabilities	(1.0)	(6,747,379)
Net Assets	100.0%	$651,134,737

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2016, cost was $610,855,568 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$66,377,904
Gross unrealized depreciation	(19,351,356)

Net unrealized appreciation	$47,026,548

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$542,520,970	$—	$—	$542,520,970
Fixed Income Funds	94,097,176	—	—	94,097,176
Short-Term Investment
Repurchase Agreement	—	21,263,970	—	21,263,970

Total Investments in Securities	$636,618,146	$21,263,970	$—	$657,882,116

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $581,229,820)	$636,618,146
Repurchase agreement, at value (identified cost $21,263,970)	21,263,970
Receivables:
Fund shares sold	431,452
Manager (See Note 3)	1,026
Dividends and interest	35
Other assets	76,343

Total assets	658,390,972

Liabilities
Due to custodian	6,432,872
Payables:
Fund shares redeemed	352,773
NYLIFE Distributors (See Note 3)	214,981
Transfer agent (See Note 3)	179,733
Shareholder communication	47,589
Professional fees	23,926
Custodian	1,147
Trustees	397
Accrued expenses	2,817

Total liabilities	7,256,235

Net assets	$651,134,737

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,288
Additional paid-in capital	583,463,744

583,512,032
Distributions in excess of net investment income	(874,726)
Accumulated net realized gain (loss) on investments	13,109,105
Net unrealized appreciation (depreciation) on investments	55,388,326

Net assets	$651,134,737

Class A
Net assets applicable to outstanding shares	$295,494,083

Shares of beneficial interest outstanding	21,848,330

Net asset value per share outstanding	$13.52
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.31

Investor Class
Net assets applicable to outstanding shares	$211,351,208

Shares of beneficial interest outstanding	15,637,197

Net asset value per share outstanding	$13.52
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.31

Class B
Net assets applicable to outstanding shares	$84,402,263

Shares of beneficial interest outstanding	6,325,687

Net asset value and offering price per share outstanding	$13.34

Class C
Net assets applicable to outstanding shares	$52,558,886

Shares of beneficial interest outstanding	3,939,809

Net asset value and offering price per share outstanding	$13.34

Class I
Net assets applicable to outstanding shares	$7,292,613

Shares of beneficial interest outstanding	534,133

Net asset value and offering price per share outstanding	$13.65

Class R3
Net assets applicable to outstanding shares	$35,684

Shares of beneficial interest outstanding	2,641

Net asset value and offering price per share outstanding	$13.51

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$7,195,815
Interest	851

Total income	7,196,666

Expenses
Distribution/Service—Class A (See Note 3)	355,987
Distribution/Service—Investor Class (See Note 3)	250,805
Distribution/Service—Class B (See Note 3)	423,697
Distribution/Service—Class C (See Note 3)	253,020
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	517,793
Shareholder communication	62,142
Registration	46,302
Professional fees	29,677
Trustees	7,298
Custodian	5,304
Shareholder service (See Note 3)	4
Miscellaneous	10,456

Total expenses before waiver/reimbursement	1,962,507
Expense waiver/reimbursement from Manager (See Note 3)	(6,764)

Net expenses	1,955,743

Net investment income (loss)	5,240,923

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(7,729,110)
Realized capital gain distributions from affiliated investment companies	29,200,277

Net realized gain (loss) on investments and investments from affiliated investment companies	21,471,167

Net change in unrealized appreciation (depreciation) on investments	(44,354,979)

Net realized and unrealized gain (loss) on investments	(22,883,812)

Net increase (decrease) in net assets resulting from operations	$(17,642,889)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,240,923	$6,937,633
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	21,471,167	30,563,072
Net change in unrealized appreciation (depreciation) on investments	(44,354,979)	(34,414,664)

Net increase (decrease) in net assets resulting from operations	(17,642,889)	3,086,041

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,186,209)	(5,212,552)
Investor Class	(2,555,790)	(3,209,079)
Class B	(398,541)	(938,450)
Class C	(237,292)	(457,341)
Class I	(121,917)	(182,559)

	(7,499,749)	(9,999,981)

From net realized gain on investments:
Class A	(11,275,940)	(12,359,123)
Investor Class	(7,881,564)	(8,376,946)
Class B	(3,420,579)	(4,501,731)
Class C	(2,025,563)	(2,188,114)
Class I	(278,543)	(382,429)

	(24,882,189)	(27,808,343)

Total dividends and distributions to shareholders	(32,381,938)	(37,808,324)

Capital share transactions:
Net proceeds from sale of shares	53,443,808	123,225,642
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	32,159,374	37,549,406
Cost of shares redeemed	(46,937,908)	(101,795,984)

Increase (decrease) in net assets derived from capital share transactions	38,665,274	58,979,064

Net increase (decrease) in net assets	(11,359,553)	24,256,781

Net Assets
Beginning of period	662,494,290	638,237,509

End of period	$651,134,737	$662,494,290

Undistributed (distributions in excess of) net investment income at end of period	$(874,726)	$1,384,100

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.65		$15.47	$14.54	$11.80	$10.82	$10.58

Net investment income (loss) (a)	0.13		0.19	0.11	0.14	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.51)		(0.07)	1.11	2.82	0.98	0.26

Total from investment operations	(0.38)		0.12	1.22	2.96	1.11	0.39

Less dividends and distributions:
From net investment income	(0.20)		(0.28)	(0.29)	(0.22)	(0.13)	(0.15)
From net realized gain on investments	(0.55)		(0.66)	—	—	—	—

Total dividends and distributions	(0.75)		(0.94)	(0.29)	(0.22)	(0.13)	(0.15)

Net asset value at end of period	$13.52		$14.65	$15.47	$14.54	$11.80	$10.82

Total investment return (b)	(2.59	%)(c)	0.81%	8.48%	25.50%	10.42%	3.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93	% ††	1.30%	0.74%	1.09%	1.16%	1.21%
Net expenses (d)	0.37	% ††	0.36%	0.35%	0.37%	0.37%	0.38%
Portfolio turnover rate	15%		36%	45%	47%	62%	55%
Net assets at end of period (in 000’s)	$295,494		$301,459	$283,404	$233,003	$174,089	$160,679

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.63		$15.45	$14.52	$11.79	$10.81	$10.58

Net investment income (loss) (a)	0.12		0.17	0.09	0.12	0.11	0.12
Net realized and unrealized gain (loss) on investments	(0.50)		(0.08)	1.11	2.81	0.99	0.25

Total from investment operations	(0.38)		0.09	1.20	2.93	1.10	0.37

Less dividends and distributions:
From net investment income	(0.18)		(0.25)	(0.27)	(0.20)	(0.12)	(0.14)
From net realized gain on investments	(0.55)		(0.66)	—	—	—	—

Total dividends and distributions	(0.73)		(0.91)	(0.27)	(0.20)	(0.12)	(0.14)

Net asset value at end of period	$13.52		$14.63	$15.45	$14.52	$11.79	$10.81

Total investment return (b)	(2.63	%)(c)	0.64%	8.31%	25.22%	10.29%	3.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73	% ††	1.13%	0.61%	0.91%	1.00%	1.11%
Net expenses (d)	0.55	% ††	0.54%	0.52%	0.55%	0.53%	0.50%
Expenses (before waiver/reimbursement) (d)	0.55	% ††	0.54%	0.52%	0.55%	0.57%	0.58%
Portfolio turnover rate	15%		36%	45%	47%	62%	55%
Net assets at end of period (in 000’s)	$211,351		$207,598	$192,129	$168,045	$133,413	$121,733

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.39		$15.20	$14.30	$11.61	$10.64	$10.42

Net investment income (loss) (a)	0.07		0.06	(0.02)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.51)		(0.07)	1.09	2.78	0.98	0.24

Total from investment operations	(0.44)		(0.01)	1.07	2.80	1.01	0.28

Less dividends and distributions:
From net investment income	(0.06)		(0.14)	(0.17)	(0.11)	(0.04)	(0.06)
From net realized gain on investments	(0.55)		(0.66)	—	—	—	—

Total dividends and distributions	(0.61)		(0.80)	(0.17)	(0.11)	(0.04)	(0.06)

Net asset value at end of period	$13.34		$14.39	$15.20	$14.30	$11.61	$10.64

Total investment return (b)	(3.06	%)(c)	(0.08%)	7.49%	24.33%	9.38%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	% ††	0.43%	(0.12%)	0.19%	0.27%	0.36%
Net expenses (d)	1.30	% ††	1.29%	1.27%	1.30%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.30	% ††	1.29%	1.27%	1.30%	1.32%	1.33%
Portfolio turnover rate	15%		36%	45%	47%	62%	55%
Net assets at end of period (in 000’s)	$84,402		$93,000	$105,839	$108,524	$92,620	$90,887

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.38		$15.20	$14.30	$11.61	$10.64	$10.42

Net investment income (loss) (a)	0.07		0.05	(0.03)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.50)		(0.07)	1.10	2.78	0.98	0.24

Total from investment operations	(0.43)		(0.02)	1.07	2.80	1.01	0.28

Less dividends and distributions:
From net investment income	(0.06)		(0.14)	(0.17)	(0.11)	(0.04)	(0.06)
From net realized gain on investments	(0.55)		(0.66)	—	—	—	—

Total dividends and distributions	(0.61)		(0.80)	(0.17)	(0.11)	(0.04)	(0.06)

Net asset value at end of period	$13.34		$14.38	$15.20	$14.30	$11.61	$10.64

Total investment return (b)	(3.06	%)(c)	(0.08%)	7.50%	24.33%	9.37%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	% ††	0.37%	(0.17%)	0.15%	0.25%	0.36%
Net expenses (d)	1.30	% ††	1.29%	1.27%	1.30%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.30	% ††	1.29%	1.27%	1.30%	1.32%	1.33%
Portfolio turnover rate	15%		36%	45%	47%	62%	55%
Net assets at end of period (in 000’s)	$52,559		$52,870	$49,817	$39,329	$28,725	$26,065

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.80		$15.62	$14.67	$11.91	$10.91	$10.67

Net investment income (loss) (a)	0.15		0.22	0.12	0.16	0.16	0.18
Net realized and unrealized gain (loss) on investments	(0.51)		(0.06)	1.15	2.85	1.00	0.23

Total from investment operations	(0.36)		0.16	1.27	3.01	1.16	0.41

Less dividends and distributions:
From net investment income	(0.24)		(0.32)	(0.32)	(0.25)	(0.16)	(0.17)
From net realized gain on investments	(0.55)		(0.66)	—	—	—	—

Total dividends and distributions	(0.79)		(0.98)	(0.32)	(0.25)	(0.16)	(0.17)

Net asset value at end of period	$13.65		$14.80	$15.62	$14.67	$11.91	$10.91

Total investment return (b)	(2.45	%)(c)	1.05%	8.78%	25.74%	10.70%	3.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	% ††	1.47%	0.82%	1.24%	1.42%	1.64%
Net expenses (d)	0.12	% ††	0.11%	0.10%	0.12%	0.12%	0.13%
Portfolio turnover rate	15%		36%	45%	47%	62%	55%
Net assets at end of period (in 000’s)	$7,293		$7,568	$7,048	$2,114	$1,321	$1,096

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$12.58

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	0.92

Total from investment operations	0.93

Net asset value at end of period	$13.51

Total investment return (b)(c)	7.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	%††
Net expenses (d)	0.71	%††
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$36

*	Unaudited.
††	Annualized.
**	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. ClassR3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.92 –3.62%	–12.62 –7.53%	5.12 6.31%	4.05 4.64%	1.68 1.68%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.01 –3.71	–12.76 –7.69	4.96 6.15	3.96 4.55	1.83 1.83
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–8.64 –4.06	–12.73 –8.36	5.04 5.37	3.77 3.77	2.58 2.58
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.04 –4.12	–9.23 –8.35	5.37 5.37	3.77 3.77	2.58 2.58
Class I Shares	No Sales Charge		–3.51	–7.26	6.60	4.91	1.43
Class R3 Shares[4]	No Sales Charge		–3.80	–7.87	5.94	4.27	2.03

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[5]	0.43%	1.21%	11.02%	6.91%
MSCI EAFE® Index[6]	–3.07	–9.32	1.69	1.61
Growth Allocation Composite Index[7]	–0.44	–1.50	8.90	5.77
Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund[8]	–1.49	–4.89	5.55	3.83

5.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation
Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund is representative of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$963.80	$2.00	$1,022.80	$2.06

Investor Class Shares	$1,000.00	$962.90	$2.68	$1,022.10	$2.77

Class B Shares	$1,000.00	$959.40	$6.33	$1,018.40	$6.52

Class C Shares	$1,000.00	$958.80	$6.33	$1,018.40	$6.52

Class I Shares	$1,000.00	$964.90	$0.78	$1,024.10	$0.81

Class R3 Shares[2,3]	$1,000.00	$1,081.10	$1.32	$1,007.10	$1.27

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.41% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C, 0.16% for Class I and 0.76% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Class A, Investor Class, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.82 for Class R3 and the ending account value would have been $1,021.10 for Class R3.
3.	Class R3 shares commenced operations on February 29, 2016.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2016 (Unaudited)

See Portfolio of Investments on page 56 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Growth Allocation Fund returned –3.62% for Class A shares, –3.71% for Investor Class shares, –4.06% for Class B and –4.12% Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –3.51% and Class R3 shares2 returned –3.80%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the –3.07% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the –0.44% return of the Growth Allocation Composite Index.3 The Growth Allocation Composite Index is an additional benchmark of the Fund. All share classes underperformed the –1.49% return of the Average Lipper4 Mixed-Asset Target Allocation Aggressive Growth Fund for the six months ended April 30, 2016. See page 50 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, Amit Soni, CFA, was added as portfolio manager of the Fund. For more information on this change, see the Fund’s Summary Prospectus dated February 29, 2016, as revised April 1, 2016. Effective April 1, 2016, the Fund expanded its range of investments to include exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates and the Fund’s risk disclosure was updated accordingly. For more information about these change, see the Supplement dated April 1, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and ETFs managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international and emerging-market stocks.

The Growth Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from returns, as a large percentage of the Fund’s Underlying Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay Emerging Markets Opportunities Fund.

Relative performance was further compromised by the Fund’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—savers have been pushed out of high-quality bonds into less-traditional income sources in the pursuit of higher yields. High-dividend stocks have been a beneficiary of this trend. We, however, believed that many of these securities were richly valued and could experience reversals should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred. U.S. Treasury yields fell sharply to levels close to their all-time lows. Stocks offering high dividends tended to substantially outperform stocks that did not. As a result, the decision to avoid an Underlying Fund that invests in high-dividend stocks hurt relative performance.

Asset class policy had comparatively little net impact on results. A tilt toward stocks in international markets detracted slightly from returns. That shortfall was more than offset by a tilt toward value equities over growth equities and a small bias toward emerging-market equities over those of more developed countries. Although asset class policy added positively to returns, it did so on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 50 for more information on Class R3 shares.
3.	See footnote on page 51 for more information on this index.
4.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Growth Allocation Fund

speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Fund maintained a slight preference for riskier asset types, such as small-cap and emerging-market stocks, throughout the reporting period. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing and specific support for stocks with higher beta.5 The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Moderate Growth Allocation Composite Index. The Fund also skewed stock holdings firmly toward smaller value stocks based on price multiples.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. The Fund established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF during the reporting period. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledged the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The

Fund reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay International Equity Fund in favor of these allocations.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing and enable materials and energy companies to recover in the years ahead.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

Among the Underlying Funds that the Fund held for the entire reporting period, only MainStay S&P 500 Index Fund generated a positive total return. The Underlying Equity Fund that posted the smallest net loss was MainStay Epoch International Small Cap Fund. At the other end of the spectrum, MainStay Cushing MLP Premier Fund posted the lowest total return, as crude oil continued its descent for much of the reporting period. MainStay Large Cap Growth Fund provided the second-lowest total return.

Which Underlying Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Funds were particularly weak?

Although MainStay Epoch U.S. Small Cap Fund’s performance was negative for the reporting period, variations in the position size of this Underlying Fund during the reporting period resulted in a small positive contribution to the Fund’s performance. (Contributions take weightings and total returns into account.) MainStay S&P 500 Index Fund also made a small positive contribution to the Fund’s return. Because of position size and net returns, the most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay MAP Fund.

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.3%†
Equity Funds 100.3%
IQ 50 Percent Hedged FTSE Europe ETF	50,846	$898,195
IQ 50 Percent Hedged FTSE International ETF	71,480	1,257,333
IQ Global Resources ETF	32,326	801,003
MainStay Cushing MLP Premier Fund Class I	147,407	1,989,988
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,127,343	20,664,190
MainStay Emerging Markets Opportunities Fund Class I (a)	2,260,156	17,832,631
MainStay Epoch Global Choice Fund Class I	544,516	9,523,590
MainStay Epoch U.S. All Cap Fund Class I	426,569	10,438,149
MainStay Epoch U.S. Equity Yield Fund Class I	131,042	1,850,310
MainStay ICAP Equity Fund Class I	701,196	28,938,355
MainStay ICAP International Fund Class I	888,799	27,286,140
MainStay International Equity Fund Class I	688,033	9,219,649
MainStay International Opportunities Fund Class I	3,151,166	25,335,371
MainStay Large Cap Growth Fund Class I	2,471,561	22,960,798
MainStay MAP Fund Class I (a)	1,274,333	45,557,403
MainStay S&P 500 Index Fund Class I	251,932	11,666,986
MainStay U.S. Equity Opportunities Fund Class I (a)	5,466,652	45,919,880
MainStay U.S. Small Cap Fund Class I (a)	1,663,261	43,910,104

Total Equity Funds (Cost $291,912,032)		326,050,075

Total Affiliated Investment Company (Cost $291,912,032)		326,050,075

Total Investments (Cost $291,912,032) (b)	100.3%	326,050,075
Other Assets, Less Liabilities	(0.3)	(843,291)
Net Assets	100.0%	$325,206,784
†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2016, cost was $297,875,346 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$39,942,649
Gross unrealized depreciation	(11,767,920)

Net unrealized appreciation	$28,174,729

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$326,050,075	$—	$—	$326,050,075

Total Investments in Securities	$326,050,075	$—	$—	$326,050,075

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $291,912,032)	$326,050,075
Receivables:
Fund shares sold	239,587
Manager (See Note 3)	7,687
Other assets	68,354

Total assets	326,365,703

Liabilities
Due to custodian	564,925
Payables:
Fund shares redeemed	325,238
NYLIFE Distributors (See Note 3)	110,343
Transfer agent (See Note 3)	108,773
Shareholder communication	25,023
Professional fees	21,716
Custodian	1,092
Trustees	219
Accrued expenses	1,590

Total liabilities	1,158,919

Net assets	$325,206,784

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,368
Additional paid-in capital	284,866,014

284,889,382
Distributions in excess of net investment income	(767,547)
Accumulated net realized gain (loss) on investments	6,946,906
Net unrealized appreciation (depreciation) on investments	34,138,043

Net assets	$325,206,784

Class A
Net assets applicable to outstanding shares	$128,187,759

Shares of beneficial interest outstanding	9,158,081

Net asset value per share outstanding	$14.00
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.81

Investor Class
Net assets applicable to outstanding shares	$119,864,756

Shares of beneficial interest outstanding	8,573,212

Net asset value per share outstanding	$13.98
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.79

Class B
Net assets applicable to outstanding shares	$47,983,023

Shares of beneficial interest outstanding	3,514,021

Net asset value and offering price per share outstanding	$13.65

Class C
Net assets applicable to outstanding shares	$25,121,000

Shares of beneficial interest outstanding	1,837,122

Net asset value and offering price per share outstanding	$13.67

Class I
Net assets applicable to outstanding shares	$4,023,220

Shares of beneficial interest outstanding	283,587

Net asset value and offering price per share outstanding	$14.19

Class R3
Net assets applicable to outstanding shares	$27,026

Shares of beneficial interest outstanding	1,932

Net asset value and offering price per share outstanding	$13.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,960,507
Interest	14

Total income	2,960,521

Expenses
Distribution/Service—Class A (See Note 3)	155,455
Distribution/Service—Investor Class (See Note 3)	142,052
Distribution/Service—Class B (See Note 3)	241,576
Distribution/Service—Class C (See Note 3)	122,160
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	310,656
Registration	41,122
Shareholder communication	34,443
Professional fees	23,299
Trustees	3,685
Custodian	3,506
Shareholder service (See Note 3)	4
Miscellaneous	6,906

Total expenses before waiver/reimbursement	1,084,886
Expense waiver/reimbursement from Manager (See Note 3)	(43,535)

Net expenses	1,041,351

Net investment income (loss)	1,919,170

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(5,196,020)
Realized capital gain distributions from affiliated investment companies	18,106,254

Net realized gain (loss) on investments and investments from affiliated investment companies	12,910,234

Net change in unrealized appreciation (depreciation) on investments	(27,390,494)

Net realized and unrealized gain (loss) on investments	(14,480,260)

Net increase (decrease) in net assets resulting from operations	$(12,561,090)

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,919,170	$2,125,632
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	12,910,234	18,367,716
Net change in unrealized appreciation (depreciation) on investments	(27,390,494)	(20,364,119)

Net increase (decrease) in net assets resulting from operations	(12,561,090)	129,229

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,302,485)	(2,090,152)
Investor Class	(992,514)	(1,644,320)
Class B	(37,150)	(430,912)
Class C	(18,038)	(172,392)
Class I	(50,083)	(61,391)

	(2,400,270)	(4,399,167)

From net realized gain on investments:
Class A	(5,737,694)	(3,665,157)
Investor Class	(5,166,126)	(3,204,729)
Class B	(2,288,191)	(1,697,749)
Class C	(1,163,616)	(678,971)
Class I	(175,846)	(93,804)

	(14,531,473)	(9,340,410)

Total dividends and distributions to shareholders	(16,931,743)	(13,739,577)

Capital share transactions:
Net proceeds from sale of shares	29,180,115	62,054,952
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,742,197	13,597,289
Cost of shares redeemed	(26,750,790)	(52,592,293)

Increase (decrease) in net assets derived from capital share transactions	19,171,522	23,059,948

Net increase (decrease) in net assets	(10,321,311)	9,449,600

Net Assets
Beginning of period	335,528,095	326,078,495

End of period	$325,206,784	$335,528,095

Distributions in excess of net investment income at end of period	$(767,547)	$(286,447)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$15.36		$16.01	$14.86	$11.55	$10.50	$10.22

Net investment income (loss) (a)	0.10		0.14	0.04	0.07	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.65)		(0.08)	1.36	3.38	1.04	0.27

Total from investment operations	(0.55)		0.06	1.40	3.45	1.09	0.33

Less dividends and distributions:
From net investment income	(0.15)		(0.26)	(0.25)	(0.14)	(0.04)	(0.05)
From net realized gain on investments	(0.66)		(0.45)	—	—	—	—

Total dividends and distributions	(0.81)		(0.71)	(0.25)	(0.14)	(0.04)	(0.05)

Net asset value at end of period	$14.00		$15.36	$16.01	$14.86	$11.55	$10.50

Total investment return (b)	(3.62	%)(c)	0.36%	9.53%	30.22%	10.43%	3.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48	% ††	0.89%	0.24%	0.54%	0.44%	0.55%
Net expenses (d)	0.41	% ††	0.40%	0.39%	0.41%	0.42%	0.44%
Portfolio turnover rate	10%		32%	37%	33%	47%	53%
Net assets at end of period (in 000’s)	$128,188		$133,089	$127,986	$105,462	$77,775	$70,127

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$15.33		$15.98	$14.84	$11.54	$10.49	$10.22

Net investment income (loss) (a)	0.09		0.12	0.02	0.05	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.65)		(0.09)	1.35	3.38	1.04	0.27

Total from investment operations	(0.56)		0.03	1.37	3.43	1.08	0.32

Less dividends and distributions:
From net investment income	(0.13)		(0.23)	(0.23)	(0.13)	(0.03)	(0.05)
From net realized gain on investments	(0.66)		(0.45)	—	—	—	—

Total dividends and distributions	(0.79)		(0.68)	(0.23)	(0.13)	(0.03)	(0.05)

Net asset value at end of period	$13.98		$15.33	$15.98	$14.84	$11.54	$10.49

Total investment return (b)	(3.71	%)(c)	0.19%	9.33%	30.01%	10.37%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	% ††	0.75%	0.12%	0.40%	0.35%	0.50%
Net expenses (d)	0.55	% ††	0.55%	0.55%	0.55%	0.53%	0.50%
Expenses (before waiver/reimbursement) (d)	0.60	% ††	0.57%	0.56%	0.60%	0.63%	0.65%
Portfolio turnover rate	10%		32%	37%	33%	47%	53%
Net assets at end of period (in 000’s)	$119,865		$119,362	$112,122	$98,827	$76,323	$71,730

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$14.92		$15.57	$14.47	$11.25	$10.27		$10.03

Net investment income (loss) (a)	0.04		0.01	(0.09)	(0.04)	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.64)		(0.10)	1.32	3.30	1.02		0.26

Total from investment operations	(0.60)		(0.09)	1.23	3.26	0.98		0.24

Less dividends and distributions:
From net investment income	(0.01)		(0.11)	(0.13)	(0.04)	—		—
From net realized gain on investments	(0.66)		(0.45)	—	—	—		—

Total dividends and distributions	(0.67)		(0.56)	(0.13)	(0.04)	—		—

Net asset value at end of period	$13.65		$14.92	$15.57	$14.47	$11.25		$10.27

Total investment return (b)	(4.06	%)(d)	(0.57%)	8.55%	29.10%	9.54	%(c)	2.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61	% ††	0.05%	(0.61%)	(0.32%)	(0.38%)		(0.23%)
Net expenses (e)	1.30	% ††	1.30%	1.30%	1.30%	1.28%		1.25%
Expenses (before waiver/reimbursement) (e)	1.35	% ††	1.32%	1.31%	1.35%	1.38%		1.40%
Portfolio turnover rate	10%		32%	37%	33%	47%		53%
Net assets at end of period (in 000’s)	$47,983		$53,265	$59,583	$60,627	$49,650		$49,874

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.94		$15.59	$14.49	$11.27	$10.29	$10.04

Net investment income (loss) (a)	0.04		(0.01)	(0.10)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.64)		(0.08)	1.33	3.31	1.03	0.28

Total from investment operations	(0.60)		(0.09)	1.23	3.26	0.98	0.25

Less dividends and distributions:
From net investment income	(0.01)		(0.11)	(0.13)	(0.04)	—	—
From net realized gain on investments	(0.66)		(0.45)	—	—	—	—

Total dividends and distributions	(0.67)		(0.56)	(0.13)	(0.04)	—	—

Net asset value at end of period	$13.67		$14.94	$15.59	$14.49	$11.27	$10.29

Total investment return (b)	(4.12	%)(c)	(0.51%)	8.54%	29.04%	9.52%	2.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58	% ††	(0.04%)	(0.66%)	(0.37%)	(0.42%)	(0.27%)
Net expenses (d)	1.30	% ††	1.30%	1.30%	1.30%	1.28%	1.25%
Expenses (before waiver/reimbursement) (d)	1.35	% ††	1.32%	1.31%	1.35%	1.38%	1.40%
Portfolio turnover rate	10%		32%	37%	33%	47%	53%
Net assets at end of period (in 000’s)	$25,121		$25,841	$22,767	$19,043	$13,557	$12,484

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$15.58		$16.23	$15.05	$11.69	$10.62	$10.33

Net investment income (loss) (a)	0.12		0.18	0.08	0.10	0.07	0.09
Net realized and unrealized gain (loss) on investments	(0.66)		(0.08)	1.39	3.43	1.07	0.28

Total from investment operations	(0.54)		0.10	1.47	3.53	1.14	0.37

Less dividends and distributions:
From net investment income	(0.19)		(0.30)	(0.29)	(0.17)	(0.07)	(0.08)
From net realized gain on investments	(0.66)		(0.45)	—	—	—	—

Total dividends and distributions	(0.85)		(0.75)	(0.29)	(0.17)	(0.07)	(0.08)

Net asset value at end of period	$14.19		$15.58	$16.23	$15.05	$11.69	$10.62

Total investment return (b)	(3.51	%)(c)	0.60%	9.84%	30.49%	10.89%	3.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70	% ††	1.11%	0.52%	0.75%	0.63%	0.84%
Net expenses (d)	0.16	% ††	0.15%	0.14%	0.16%	0.17%	0.19%
Portfolio turnover rate	10%		32%	37%	33%	47%	53%
Net assets at end of period (in 000’s)	$4,023		$3,970	$3,621	$2,665	$1,820	$1,539

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$12.94

Net investment income (loss) (a)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	1.05

Total from investment operations	1.05

Net asset value at end of period	$13.99

Total investment return (b)(c)	8.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††
Net expenses (d)	0.76	% ††
Portfolio turnover rate	10%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund.

The Allocation Funds each currently offer six classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other mutual funds and exchange-traded funds (“ETFs”), for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates serve as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

63

Notes to Financial Statements (Unaudited) (continued)

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

64	MainStay Asset Allocation Funds

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Additionally, the Allocation Funds may invest in shares of ETFs which are subject to management fees and other fees that may increase their costs versus the cost of owning the underlying securities directly. These indirect expenses of the Underlying Funds and ETFs are not included in the amounts shown on each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements to earn income. The Allocation Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the seller secured by the securities transferred to the respective Allocation Fund.

When the Allocation Funds enter into repurchase agreements, the Allocation Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’

Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Inve stor Class	Class B	Class C	Class I	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85

These agreements will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	6,764
MainStay Growth Allocation Fund	43,535

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds,

65

Notes to Financial Statements (Unaudited) (continued)

maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$55,117
Investor Class	38,484

MainStay Moderate Allocation Fund
Class A	$63,620
Investor Class	95,808

MainStay Moderate Growth Allocation Fund
Class A	$59,116
Investor Class	136,784

MainStay Growth Allocation Fund
Class A	$24,882
Investor Class	77,173

During the six-month period ended April 30, 2016, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$18
Investor Class	1
Class B	42,990
Class C	11,678

MainStay Moderate Allocation Fund
Class A	$1,363
Class B	72,571
Class C	4,944

MainStay Moderate Growth Allocation Fund
Class A	$213
Class B	82,308
Class C	5,457

MainStay Growth Allocation Fund
Class A	$4,798
Class B	46,466
Class C	1,195

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$58,191
Investor Class	66,678
Class B	33,529
Class C	73,710
Class I	3,593
Class R3	2

66	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
Class A	$84,533
Investor Class	174,416
Class B	84,536
Class C	77,516
Class I	3,255
Class R3	3

MainStay Moderate Growth Allocation Fund
Class A	$91,022
Investor Class	253,537
Class B	107,023
Class C	63,936
Class I	2,272
Class R3	3

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2016, purchases and sales transactions, income earned from investments and percentages of Affiliated Investment Companies were as follows:

MainStay Growth Allocation Fund
Class A	$52,812
Investor Class	156,222
Class B	66,385
Class C	33,587
Class I	1,646
Class R3	4

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

MainStay Conservative Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,043	$—	$—	$—	$1,089	1.6
IQ 50 Percent Hedged FTSE International ETF	—	1,545	—	—	—	1,616	1.6
IQ Global Resources ETF	—	359	—	—	—	384	0.5
MainStay Absolute Return Multi-Strategy Fund Class I	—	29,209	(943)	158	79	28,419	27.0
MainStay Cushing MLP Premier Fund Class I	2,860	1,270	(892)	—	—	2,902	0.7
MainStay Cushing Renaissance Advantage Fund Class I	14,544	2,576	(6,458)	164	—	10,187	8.8
MainStay Emerging Markets Opportunities Fund Class I	9,669	1,550	(1,000)	298	—	9,545	9.8
MainStay Epoch Global Choice Fund Class I	14,105	1,268	(764)	110	609	13,322	5.9
MainStay Epoch U.S. All Cap Fund Class I	6,781	1,312	(3,630)	52	505	3,660	0.6
MainStay Epoch U.S. Equity Yield Fund Class I	—	964	—	—	—	962	2.3
MainStay Floating Rate Fund Class I	26,355	2,008	(3,096)	479	—	25,127	3.2
MainStay High Yield Corporate Bond Fund Class I	17,106	12,260	(374)	853	—	29,107	0.6
MainStay High Yield Opportunities Fund Class I	—	2,822	(46)	38	—	2,848	1.6
MainStay ICAP Equity Fund Class I	12,590	4,176	(1,675)	71	2,157	12,503	1.6
MainStay ICAP International Fund Class I	14,599	4,026	(596)	231	—	17,436	1.1
MainStay Indexed Bond Fund Class I	64,494	5,288	(15,303)	732	681	54,343	24.8
MainStay International Equity Fund Class I	5,275	1,542	(1,530)	15	—	5,239	2.4
MainStay International Opportunities Fund Class I	13,627	4,166	(1,530)	119	—	15,683	2.6
MainStay Large Cap Growth Fund Class I	13,285	2,416	(2,099)	—	1,525	11,338	0.1
MainStay MAP Fund Class I	23,595	6,786	(2,114)	284	3,712	23,478	2.7
MainStay S&P 500 Index Fund Class I	14,090	16,964	(20,472)	304	624	9,573	0.7
MainStay Short Duration High Yield Fund Class I	20,027	843	(9,270)	396	—	11,092	3.0
MainStay Total Return Bond Fund Class I	104,888	3,161	(20,195)	1,400	—	88,234	9.3
MainStay Unconstrained Bond Fund Class I	13,457	532	(1,461)	266	—	12,298	1.6
MainStay U.S. Equity Opportunities Fund Class I	25,211	2,508	(2,009)	20	487	24,075	3.4
MainStay U.S. Small Cap Fund Class I	25,273	3,818	(3,134)	92	—	25,538	7.9

Total	$441,831	$114,412	$(98,591)	$6,082	$10,379	$439,998

67

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,540	$—	$—	$—	$1,608	2.3
IQ 50 Percent Hedged FTSE International ETF	—	2,486	—	—	—	2,596	2.5
IQ Global Resources ETF	—	786	—	—	—	842	1.1
MainStay Absolute Return Multi-Strategy Fund Class I	—	28,367	(912)	—	76	27,603	26.3
MainStay Cushing MLP Premier Fund Class I	4,084	1,420	(529)	234	—	4,445	1.1
MainStay Cushing Renaissance Advantage Fund Class I	16,911	3,952	(1,675)	284	—	19,144	16.6
MainStay Emerging Markets Opportunities Fund Class I	21,579	2,513	(1,391)	667	—	21,181	21.8
MainStay Epoch Global Choice Fund Class I	20,723	1,628	(803)	162	898	19,642	8.8
MainStay Epoch U.S. All Cap Fund Class I	24,654	4,364	(5,484)	206	2,014	20,309	3.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	2,217	—	—	—	2,211	5.2
MainStay Floating Rate Fund Class I	22,148	2,640	(2,759)	412	—	21,910	2.8
MainStay High Yield Corporate Bond Fund Class I	16,836	14,334	(1,702)	850	—	29,640	0.7
MainStay High Yield Opportunities Fund Class I	—	3,520	(67)	53	—	3,545	2.0
MainStay ICAP Equity Fund Class I	36,858	10,583	(2,446)	210	6,264	37,442	4.7
MainStay ICAP International Fund Class I	32,987	5,960	(125)	528	—	37,338	2.4
MainStay Indexed Bond Fund Class I	9,687	3,121	(7,058)	104	124	5,678	2.6
MainStay International Equity Fund Class I	12,031	1,916	(1,942)	35	—	11,858	5.4
MainStay International Opportunities Fund Class I	30,916	5,920	(1,493)	274	—	33,988	5.6
MainStay Large Cap Growth Fund Class I	38,775	6,475	(8,380)	—	4,437	30,377	0.3
MainStay MAP Fund Class I	58,880	13,705	(2,793)	689	9,011	58,090	6.7
MainStay S&P 500 Index Fund Class I	24,942	25,211	(30,480)	528	1,087	17,903	1.4
MainStay Short Duration High Yield Fund Class I	21,306	2,044	(6,595)	487	—	16,293	4.4
MainStay Total Return Bond Fund Class I	140,218	7,125	(30,147)	1,853	—	117,660	12.4
MainStay Unconstrained Bond Fund Class I	19,832	707	(2,183)	391	—	18,018	2.3
MainStay U.S. Equity Opportunities Fund Class I	62,782	3,621	(7,330)	46	1,156	55,121	7.7
MainStay U.S. Small Cap Fund Class I	39,543	6,221	(4,780)	146	—	40,233	12.5

Total	$655,692	$162,376	$(121,074)	$8,159	$25,067	$654,675

MainStay Moderate Growth Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,497.00	$—	$—	$—	$1,562	2.3
IQ 50 Percent Hedged FTSE International ETF	—	2,217	—	—	—	2,319	2.2
IQ Global Resources ETF	—	1,012	—	—	—	1,084	1.7
MainStay Absolute Return Multi-Strategy Fund Class I	—	11,896	(888)	—	34	11,077	10.5
MainStay Cushing MLP Premier Fund Class I	3,922	1,441	(577)	223	—	4,254	1.0
MainStay Cushing Renaissance Advantage Fund Class I	32,205	4,943	(5,661)	459	—	30,727	26.6
MainStay Emerging Markets Opportunities Fund Class I	27,398	2,826	(900)	866	—	27,331	28.1
MainStay Epoch Global Choice Fund Class I	19,976	1,495	(499)	160	886	19,083	8.5
MainStay Epoch U.S. All Cap Fund Class I	22,238	3,554	(6,349)	193	1,882	16,419	2.5
MainStay Epoch U.S. Equity Yield Fund Class I	—	2,902	—	—	—	2,894	6.8
MainStay Floating Rate Fund Class I	20,269	3,168	(4,415)	352	—	18,880	2.4
MainStay High Yield Corporate Bond Fund Class I	15,058	14,559	(3,238)	741	—	26,513	0.6
MainStay High Yield Opportunities Fund Class I	—	3,511	(332)	49	—	3,259	1.8
MainStay ICAP Equity Fund Class I	43,096	11,212	(1,927)	245	7,271	43,619	5.5
MainStay ICAP International Fund Class I	43,466	6,299	(725)	709	—	46,990	3.0
MainStay International Equity Fund Class I	15,801	2,111	(1,904)	45	—	15,814	7.2
MainStay International Opportunities Fund Class I	40,339	6,397	(1,029)	359	—	43,951	7.3
MainStay Large Cap Growth Fund Class I	47,834	6,761	(10,790)	—	5,131	36,122	0.4
MainStay MAP Fund Class I	73,281	16,637	(2,663)	869	11,364	72,524	8.3
MainStay S&P 500 Index Fund Class I	26,316	22,883	(26,334)	543	1,117	21,184	1.6
MainStay Short Duration High Yield Fund Class I	20,573	3,097	(7,155)	464	—	16,075	4.4
MainStay Total Return Bond Fund Class I	18,464	2,241	(8,734)	229	—	11,934	1.3
MainStay Unconstrained Bond Fund Class I	19,429	1,027	(2,680)	374	—	17,437	2.2
MainStay U.S. Equity Opportunities Fund Class I	80,588	2,699	(4,104)	61	1,515	73,967	10.4
MainStay U.S. Small Cap Fund Class I	70,931	7,278	(5,240)	255	—	71,599	22.2

Total	$641,184	$143,663	$(96,144)	$7,196	$29,200	$636,618

68	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$866	$—	$—	$—	$898	1.3
IQ 50 Percent Hedged FTSE International ETF	—	1,204	—	—	—	1,257	1.2
IQ Global Resources ETF	—	754	—	—	—	801	1.1
MainStay Cushing MLP Premier Fund Class I	2,005	462	197	102	—	1,990	0.5
MainStay Cushing Renaissance Advantage Fund Class I	25,565	2,463	6,270	322	—	20,664	17.9
MainStay Emerging Markets Opportunities Fund Class I	16,261	3,494	653	565	—	17,833	18.3
MainStay Epoch Global Choice Fund Class I	10,015	800	338	80	445	9,524	4.3
MainStay Epoch U.S. All Cap Fund Class I	15,809	2,473	5,574	142	1,386	10,438	1.6
MainStay Epoch U.S. Equity Yield Fund Class I	—	1,856	—	—	—	1,850	4.3
MainStay ICAP Equity Fund Class I	28,120	7,057	632	160	5,011	28,938	3.6
MainStay ICAP International Fund Class I	25,410	5,855	2,654	438	—	27,286	1.7
MainStay International Equity Fund Class I	9,093	1,031	790	26	—	9,220	4.2
MainStay International Opportunities Fund Class I	23,894	3,316	868	214	—	25,335	4.2
MainStay Large Cap Growth Fund Class I	30,074	3,782	5,951	—	3,265	22,961	0.2
MainStay MAP Fund Class I	46,059	9,689	1,053	538	7,029	45,558	5.2
MainStay S&P 500 Index Fund Class I	10,042	2,904	760	180	12	11,667	0.9
MainStay U.S. Equity Opportunities Fund Class I	49,568	1,781	2,134	38	958	45,920	6.4
MainStay U.S. Small Cap Fund Class I	43,918	4,477	3,586	156	—	43,910	13.6

Total	$335,833	$54,264	$31,460	$2,961	$18,106	$326,050

(G)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Allocation Funds with values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class R3	$26,276	100.0%

MainStay Moderate Allocation Fund
Class R3	$26,529	46.6%

MainStay Moderate Growth Allocation Fund
Class R3	$26,848	75.2%

MainStay Growth Allocation Fund
Class R3	$27,026	100.0%

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$14,707,786	$10,403,020	$25,110,806
MainStay Moderate Allocation Fund	18,731,877	24,166,007	42,897,884
MainStay Moderate Growth Allocation Fund	14,452,269	23,356,055	37,808,324
MainStay Growth Allocation Fund	4,399,167	9,340,410	13,739,577

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Allocation Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

69

Notes to Financial Statements (Unaudited) (continued)

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$114,412	$98,591
MainStay Moderate Allocation Fund	162,376	121,074
MainStay Moderate Growth Allocation Fund	143,663	96,144
MainStay Growth Allocation Fund	54,264	31,460

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,204,266	$24,709,735
Shares issued to shareholders in reinvestment of dividends and distributions	683,166	7,681,663
Shares redeemed	(2,286,614)	(25,580,929)

Net increase (decrease) in shares outstanding before conversion	683,166	6,810,469
Shares converted into Class A (See Note 1)	183,592	2,070,537
Shares converted from Class A (See Note 1)	(69,470)	(778,763)

Net increase (decrease)	714,940	$8,102,243

Year ended October 31, 2015:
Shares sold	4,258,548	$51,381,049
Shares issued to shareholders in reinvestment of dividends and distributions	1,211,337	14,424,290
Shares redeemed	(3,805,865)	(45,757,554)

Net increase (decrease) in shares outstanding before conversion	1,664,020	20,047,785
Shares converted into Class A (See Note 1)	495,923	6,035,487
Shares converted from Class A (See Note 1)	(204,770)	(2,385,049)

Net increase (decrease)	1,955,173	$23,698,223

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	616,151	$6,927,738
Shares issued to shareholders in reinvestment of dividends and distributions	188,989	2,125,039
Shares redeemed	(600,675)	(6,739,189)

Net increase (decrease) in shares outstanding before conversion	204,465	2,313,588
Shares converted into Investor Class (See Note 1)	193,659	2,178,605
Shares converted from Investor Class (See Note 1)	(135,911)	(1,542,735)

Net increase (decrease)	262,213	$2,949,458

Year ended October 31, 2015:
Shares sold	1,475,261	$17,814,441
Shares issued to shareholders in reinvestment of dividends and distributions	320,876	3,820,717
Shares redeemed	(1,040,621)	(12,562,651)

Net increase (decrease) in shares outstanding before conversion	755,516	9,072,507
Shares converted into Investor Class (See Note 1)	413,491	4,909,306
Shares converted from Investor Class (See Note 1)	(419,685)	(5,113,792)

Net increase (decrease)	749,322	$8,868,021

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	256,574	$2,867,210
Shares issued to shareholders in reinvestment of dividends and distributions	80,691	903,824
Shares redeemed	(306,780)	(3,415,660)

Net increase (decrease) in shares outstanding before conversion	30,485	355,374
Shares converted from Class B (See Note 1)	(171,523)	(1,927,644)

Net increase (decrease)	(141,038)	$(1,572,270)

Year ended October 31, 2015:
Shares sold	607,879	$7,304,323
Shares issued to shareholders in reinvestment of dividends and distributions	156,455	1,858,448
Shares redeemed	(497,193)	(5,974,681)

Net increase (decrease) in shares outstanding before conversion	267,141	3,188,090
Shares converted from Class B (See Note 1)	(286,545)	(3,445,952)

Net increase (decrease)	(19,404)	$(257,862)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	884,086	$9,900,878
Shares issued to shareholders in reinvestment of dividends and distributions	172,447	1,930,108
Shares redeemed	(915,012)	(10,208,899)

Net increase (decrease)	141,521	$1,622,087

Year ended October 31, 2015:
Shares sold	2,171,669	$26,196,070
Shares issued to shareholders in reinvestment of dividends and distributions	273,901	3,252,523
Shares redeemed	(1,403,846)	(16,822,692)

Net increase (decrease)	1,041,724	$12,625,901

70	MainStay Asset Allocation Funds

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	171,163	$1,952,002
Shares issued to shareholders in reinvestment of dividends and distributions	42,074	476,474
Shares redeemed	(474,603)	(5,367,948)

Net increase (decrease)	(261,366)	$(2,939,472)

Year ended October 31, 2015:
Shares sold	350,438	$4,294,399
Shares issued to shareholders in reinvestment of dividends and distributions	77,487	929,381
Shares redeemed	(387,140)	(4,715,901)

Net increase (decrease)	40,785	$507,879

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	2,298	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	9	107

Net increase (decrease)	2,307	$25,107

(a) Inception date was February 29, 2016.
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,190,650	$27,052,969
Shares issued to shareholders in reinvestment of dividends and distributions	1,322,829	16,389,942
Shares redeemed	(2,394,986)	(29,492,190)

Net increase (decrease) in shares outstanding before conversion	1,118,493	13,950,721
Shares converted into Class A (See Note 1)	306,040	3,808,104
Shares converted from Class A (See Note 1)	(81,686)	(998,198)

Net increase (decrease)	1,342,847	$16,760,627

Year ended October 31, 2015:
Shares sold	4,581,332	$62,214,267
Shares issued to shareholders in reinvestment of dividends and distributions	1,719,683	22,820,204
Shares redeemed	(4,195,406)	(56,326,139)

Net increase (decrease) in shares outstanding before conversion	2,105,609	28,708,332
Shares converted into Class A (See Note 1)	746,250	10,205,691
Shares converted from Class A (See Note 1)	(202,684)	(2,620,041)

Net increase (decrease)	2,649,175	$36,293,982

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,253,263	$15,512,651
Shares issued to shareholders in reinvestment of dividends and distributions	582,601	7,218,341
Shares redeemed	(897,074)	(11,027,280)

Net increase (decrease) in shares outstanding before conversion	938,790	11,703,712
Shares converted into Investor Class (See Note 1)	349,893	4,339,480
Shares converted from Investor Class (See Note 1)	(213,170)	(2,677,533)

Net increase (decrease)	1,075,513	$13,365,659

Year ended October 31, 2015:
Shares sold	2,357,516	$31,961,245
Shares issued to shareholders in reinvestment of dividends and distributions	731,794	9,710,895
Shares redeemed	(1,657,003)	(22,409,033)

Net increase (decrease) in shares outstanding before conversion	1,432,307	19,263,107
Shares converted into Investor Class (See Note 1)	669,872	8,939,799
Shares converted from Investor Class (See Note 1)	(558,373)	(7,657,493)

Net increase (decrease)	1,543,806	$20,545,413

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	477,442	$5,829,163
Shares issued to shareholders in reinvestment of dividends and distributions	237,521	2,916,757
Shares redeemed	(446,230)	(5,432,521)

Net increase (decrease) in shares outstanding before conversion	268,733	3,313,399
Shares converted from Class B (See Note 1)	(363,122)	(4,471,853)

Net increase (decrease)	(94,389)	$(1,158,454)

Year ended October 31, 2015:
Shares sold	986,530	$13,207,908
Shares issued to shareholders in reinvestment of dividends and distributions	379,584	4,995,334
Shares redeemed	(863,318)	(11,530,383)

Net increase (decrease) in shares outstanding before conversion	502,796	6,672,859
Shares converted from Class B (See Note 1)	(663,608)	(8,867,956)

Net increase (decrease)	(160,812)	$(2,195,097)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	657,694	$8,064,202
Shares issued to shareholders in reinvestment of dividends and distributions	214,766	2,637,328
Shares redeemed	(611,707)	(7,407,416)

Net increase (decrease)	260,753	$3,294,114

Year ended October 31, 2015:
Shares sold	1,431,986	$19,195,975
Shares issued to shareholders in reinvestment of dividends and distributions	295,379	3,884,227
Shares redeemed	(1,146,425)	(15,251,487)

Net increase (decrease)	580,940	$7,828,715

71

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	68,372	$864,683
Shares issued to shareholders in reinvestment of dividends and distributions	51,480	640,925
Shares redeemed	(96,480)	(1,207,582)

Net increase (decrease)	23,372	$298,026

Year ended October 31, 2015:
Shares sold	308,858	$4,242,038
Shares issued to shareholders in reinvestment of dividends and distributions	63,851	851,125
Shares redeemed	(174,775)	(2,410,632)

Net increase (decrease)	197,934	$2,682,531

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	4,561	$55,053

Net increase (decrease)	4,561	$55,053

(a) Inception date was February 29, 2016.
MainStay Moderate Growth Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,316,257	$17,670,381
Shares issued to shareholders in reinvestment of dividends and distributions	1,138,679	15,360,866
Shares redeemed	(1,469,944)	(19,758,523)

Net increase (decrease) in shares outstanding before conversion	984,992	13,272,724
Shares converted into Class A (See Note 1)	364,704	4,890,580
Shares converted from Class A (See Note 1)	(75,768)	(998,618)

Net increase (decrease)	1,273,928	$17,164,686

Year ended October 31, 2015:
Shares sold	3,107,484	$46,536,222
Shares issued to shareholders in reinvestment of dividends and distributions	1,195,061	17,459,843
Shares redeemed	(2,711,948)	(40,414,723)

Net increase (decrease) in shares outstanding before conversion	1,590,597	23,581,342
Shares converted into Class A (See Note 1)	868,432	13,174,813
Shares converted from Class A (See Note 1)	(200,231)	(2,838,277)

Net increase (decrease)	2,258,798	$33,917,878

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,581,189	$21,178,429
Shares issued to shareholders in reinvestment of dividends and distributions	773,040	10,428,156
Shares redeemed	(1,058,599)	(14,119,417)

Net increase (decrease) in shares outstanding before conversion	1,295,630	17,487,168
Shares converted into Investor Class (See Note 1)	401,133	5,389,834
Shares converted from Investor Class (See Note 1)	(249,657)	(3,382,044)

Net increase (decrease)	1,447,106	$19,494,958

Year ended October 31, 2015:
Shares sold	2,894,978	$43,192,625
Shares issued to shareholders in reinvestment of dividends and distributions	792,231	11,574,488
Shares redeemed	(2,085,597)	(31,063,029)

Net increase (decrease) in shares outstanding before conversion	1,601,612	23,704,084
Shares converted into Investor Class (See Note 1)	821,335	12,084,864
Shares converted from Investor Class (See Note 1)	(667,059)	(10,150,716)

Net increase (decrease)	1,755,888	$25,638,232

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	518,496	$6,845,513
Shares issued to shareholders in reinvestment of dividends and distributions	285,052	3,805,448
Shares redeemed	(499,556)	(6,601,076)

Net increase (decrease) in shares outstanding before conversion	303,992	4,049,885
Shares converted from Class B (See Note 1)	(442,591)	(5,899,752)

Net increase (decrease)	(138,599)	$(1,849,867)

Year ended October 31, 2015:
Shares sold	1,007,706	$14,844,994
Shares issued to shareholders in reinvestment of dividends and distributions	374,905	5,417,373
Shares redeemed	(1,044,605)	(15,352,207)

Net increase (decrease) in shares outstanding before conversion	338,006	4,910,160
Shares converted from Class B (See Note 1)	(835,081)	(12,270,684)

Net increase (decrease)	(497,075)	$(7,360,524)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	509,712	$6,750,837
Shares issued to shareholders in reinvestment of dividends and distributions	165,594	2,210,683
Shares redeemed	(410,944)	(5,443,124)

Net increase (decrease)	264,362	$3,518,396

Year ended October 31, 2015:
Shares sold	984,619	$14,493,342
Shares issued to shareholders in reinvestment of dividends and distributions	178,659	2,581,617
Shares redeemed	(764,639)	(11,228,741)

Net increase (decrease)	398,639	$5,846,218

72	MainStay Asset Allocation Funds

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	71,033	$964,739
Shares issued to shareholders in reinvestment of dividends and distributions	26,027	354,221
Shares redeemed	(74,139)	(1,015,768)

Net increase (decrease)	22,921	$303,192

Year ended October 31, 2015:
Shares sold	273,599	$4,158,459
Shares issued to shareholders in reinvestment of dividends and distributions	35,035	516,085
Shares redeemed	(248,570)	(3,737,284)

Net increase (decrease)	60,064	$937,260

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	2,641	$33,909

Net increase (decrease)	2,641	$33,909

(a) Inception date was February 29, 2016.
MainStay Growth Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	714,066	$9,941,561
Shares issued to shareholders in reinvestment of dividends and distributions	495,636	6,973,594
Shares redeemed	(809,796)	(11,191,896)

Net increase (decrease) in shares outstanding before conversion	399,906	5,723,259
Shares converted into Class A (See Note 1)	142,487	2,008,678
Shares converted from Class A (See Note 1)	(49,738)	(677,429)

Net increase (decrease)	492,655	$7,054,508

Year ended October 31, 2015:
Shares sold	1,402,308	$21,942,047
Shares issued to shareholders in reinvestment of dividends and distributions	370,570	5,710,478
Shares redeemed	(1,314,888)	(20,517,157)

Net increase (decrease) in shares outstanding before conversion	457,990	7,135,368
Shares converted into Class A (See Note 1)	403,185	6,457,592
Shares converted from Class A (See Note 1)	(190,367)	(2,781,961)

Net increase (decrease)	670,808	$10,810,999

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	836,460	$11,591,860
Shares issued to shareholders in reinvestment of dividends and distributions	437,820	6,155,751
Shares redeemed	(619,385)	(8,641,282)

Net increase (decrease) in shares outstanding before conversion	654,895	9,106,329
Shares converted into Investor Class (See Note 1)	232,601	3,227,467
Shares converted from Investor Class (See Note 1)	(100,266)	(1,430,527)

Net increase (decrease)	787,230	$10,903,269

Year ended October 31, 2015:
Shares sold	1,423,427	$22,281,632
Shares issued to shareholders in reinvestment of dividends and distributions	314,522	4,843,633
Shares redeemed	(1,177,122)	(18,464,333)

Net increase (decrease) in shares outstanding before conversion	560,827	8,660,932
Shares converted into Investor Class (See Note 1)	536,314	8,188,212
Shares converted from Investor Class (See Note 1)	(327,490)	(5,262,501)

Net increase (decrease)	769,651	$11,586,643

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	293,214	$3,967,630
Shares issued to shareholders in reinvestment of dividends and distributions	165,213	2,273,338
Shares redeemed	(284,321)	(3,863,862)

Net increase (decrease) in shares outstanding before conversion	174,106	2,377,106
Shares converted from Class B (See Note 1)	(229,586)	(3,128,189)

Net increase (decrease)	(55,480)	$(751,083)

Year ended October 31, 2015:
Shares sold	563,367	$8,616,767
Shares issued to shareholders in reinvestment of dividends and distributions	138,327	2,085,977
Shares redeemed	(526,612)	(8,051,756)

Net increase (decrease) in shares outstanding before conversion	175,082	2,650,988
Shares converted from Class B (See Note 1)	(432,356)	(6,601,342)

Net increase (decrease)	(257,274)	$(3,950,354)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	231,887	$3,163,075
Shares issued to shareholders in reinvestment of dividends and distributions	82,405	1,135,538
Shares redeemed	(206,302)	(2,770,254)

Net increase (decrease)	107,990	$1,528,359

Year ended October 31, 2015:
Shares sold	524,850	$8,034,228
Shares issued to shareholders in reinvestment of dividends and distributions	53,832	812,868
Shares redeemed	(309,995)	(4,738,847)

Net increase (decrease)	268,687	$4,108,249

73

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	34,855	$490,989
Shares issued to shareholders in reinvestment of dividends and distributions	14,314	203,976
Shares redeemed	(20,485)	(283,496)

Net increase (decrease)	28,684	$411,469

Year ended October 31, 2015:
Shares sold	73,761	$1,180,278
Shares issued to shareholders in reinvestment of dividends and distributions	9,258	144,333
Shares redeemed	(51,283)	(820,200)

Net increase (decrease)	31,736	$504,411

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	1,932	$25,000

Net increase (decrease)	1,932	$25,000

(a) Inception date was February 29, 2016.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

74	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Allocation Funds (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Allocation Funds’ distribution arrangements. In addition, the Board received information regarding the Allocation Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Allocation Funds. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of the Allocation Funds’ shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Allocation Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Allocation Funds grow and the extent to which economies of scale have benefited or may benefit the Allocation Funds’ shareholders; and (v) the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. The Board also considered the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Allocation Funds as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Allocation Funds under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Allocation Funds’ Chief Compliance Officer as well as New York Life Investments’

75

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

Compliance Department, including oversight and implementation of the Allocation Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Allocation Funds and noted that New York Life Investments is responsible for compensating the Allocation Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Allocation Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Allocation Funds’ investments and those of other accounts managed by New York Life Investments. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds. In this regard, the Board considered the experience of the Allocation Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. The Board particularly considered detailed investment reports on the Allocation Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Allocation Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance and the Allocation Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by

Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance as well as discussions between the Allocation Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Allocation Fund investment performance and the results of those actions. In this regard, the Board noted that the MainStay Growth Allocation Fund had recently underperformed relative to peers and considered its discussions with representatives from New York Life Investments regarding such underperformance. The Board considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board noted that the Allocation Funds do not pay a management fee but that shareholders of the Allocation Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Allocation Funds invest.

The Board considered that the Allocation Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments. In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation

76	MainStay Asset Allocation Funds

Funds. The Board also recognized that the Allocation Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Allocation Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Allocation Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Funds on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board considered whether the Allocation Funds’ expense structures permit economies of scale to be shared with Allocation Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Allocation Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Allocation Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. The Board noted that the Allocation Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Allocation Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Allocation Funds’ expense structures as the Allocation Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Allocation Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’

77

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Allocation Funds’ net management fees and expenses.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Allocation Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Allocation Funds.

The Board considered that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

78	MainStay Asset Allocation Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

79

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695879 MS164-16	MSAA10-06/16 (NYLIM) NL0A2

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–0.82 2.25%	–1.26 1.79%	2.20 2.83%	4.06 4.38%	0.74 0.74%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–0.82 2.25	–1.35 1.70	2.05 2.68	3.95 4.27	0.98 0.98
Class I Shares	No Sales Charge		2.43	2.15	3.19	4.76	0.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	2.82%	2.72%	3.60%	4.95%
Average Lipper Core Bond Fund[5]	2.46	1.81	3.34	4.46

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Average Lipper Core Bond Fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,022.50	$3.87	$1,021.00	$3.87

Investor Class Shares	$1,000.00	$1,022.50	$4.63	$1,020.30	$4.62

Class I Shares	$1,000.00	$1,024.30	$2.01	$1,022.90	$2.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.77% for Class A, 0.92% for Investor Class and 0.40% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.25%, due 12/31/16–11/15/25

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.192%–8.00%, due 6/1/16–4/1/46

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.395%–8.00%, due 4/1/17–4/1/46

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–12/20/45

5.	United States Treasury Bonds, 2.875%–4.50%, due 2/15/36–11/15/45

6.	iShares 1-3 Year Credit Bond ETF

7.	Federal Home Loan Mortgage Corporation, 1.125%–5.125%, due 10/18/16–1/13/22

8.	Federal National Mortgage Association, 1.00%–6.21%, due 6/12/17–8/6/38

9.	Goldman Sachs Group, Inc. (The), 3.625%–6.00%, due 1/18/18–10/21/25

10.	Morgan Stanley, 3.875%–5.50%, due 7/24/20–7/23/25

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Indexed Bond Fund returned 2.25% for Class A and Investor Class shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 2.43%. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses and fees that the Index does not, the Fund’s net performance will typically lag that of the Index. Over the same period, all share classes also underperformed the 2.46% return of the Average Lipper2 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What was the Fund’s duration3 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Index. These differences tend to have minimal impact on the Fund’s relative performance. As of April 30, 2016, the Fund had a duration of 5.34 years, the same as the Barclays U.S. Aggregate Bond Index.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period, A-rated bonds4 performed the best out of the broad credit rating categories. After A-rated bonds, those rated AA were the next best performers, followed by bonds rated AAA. Bonds rated BBB were the weakest performers in terms of total returns.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s absolute performance, and which sectors detracted the most?

Industrials was the strongest-performing sector across the Barclays U.S. Aggregate Bond Index and the Fund. Within industrials, long-duration assets performed the best in the Fund and the Index. This strong performance was also seen in the utility and financial institutions components of the Fund and the Index. Within industrials, the energy and mining sectors were among the worst performers in the Fund and the Index. The strongest-performing industrial sectors in the Fund and the Index were communications, food and health care.

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.2%† Asset-Backed Securities 0.7%
Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 0.98%, due 6/15/20 (a)	$600,000	$598,332

Automobile 0.4%
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, due 6/17/19	800,000	802,096
Chesapeake Funding LLC Series 2013-1A, Class A 0.889%, due 1/7/25 (a)(b)	353,053	352,856

		1,154,952

Home Equity 0.1%
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)	44,505	44,816
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	14,926	15,353
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.243%, due 6/25/33 (c)	95,505	97,455

		157,624

Total Asset-Backed Securities (Cost $1,906,230)		1,910,908

Corporate Bonds 24.9%
Aerospace & Defense 0.8%
Boeing Co. (The) 2.35%, due 10/30/21	500,000	515,618
General Dynamics Corp. 3.60%, due 11/15/42	250,000	251,416
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	108,287
Lockheed Martin Corp.
4.70%, due 5/15/46	425,000	488,684
4.85%, due 9/15/41	100,000	115,428
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	110,705
United Technologies Corp.
3.10%, due 6/1/22	300,000	317,430
4.50%, due 6/1/42	100,000	111,376

		2,018,944

	Principal Amount	Value
Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	$216,000	$236,509

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	28,856	31,020

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	65,982

Auto Manufacturers 0.6%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	237,350
Ford Motor Credit Co. LLC 4.375%, due 8/6/23	500,000	540,338
General Motors Financial Co., Inc. 5.25%, due 3/1/26	400,000	438,806
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	215,284

		1,431,778

Banks 4.4%
Bank of America Corp.
5.00%, due 1/21/44	400,000	445,855
5.70%, due 1/24/22	325,000	373,459
Bank of Nova Scotia (The) 2.05%, due 6/5/19	250,000	252,145
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	259,335
Capital One Financial Corp. 3.75%, due 4/24/24	250,000	258,326
Citigroup, Inc.
4.50%, due 1/14/22	500,000	546,007
5.875%, due 2/22/33	450,000	496,739
Cooperatieve Rabobank UA 5.75%, due 12/1/43	250,000	295,076
Credit Suisse A.G. 3.625%, due 9/9/24	550,000	570,421
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	341,361
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	150,000	155,449
4.25%, due 10/21/25	300,000	306,321
5.95%, due 1/18/18	500,000	534,966
6.00%, due 6/15/20	900,000	1,025,112
HSBC Holdings PLC 4.30%, due 3/8/26	300,000	314,976

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.
4.40%, due 7/22/20	$750,000	$814,233
4.85%, due 2/1/44	350,000	403,739
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	400,000	424,821
♦Morgan Stanley
3.875%, due 4/29/24	500,000	525,861
4.00%, due 7/23/25	200,000	210,419
5.50%, due 7/24/20	1,000,000	1,118,866
Northern Trust Corp. 3.45%, due 11/4/20	100,000	106,391
PNC Funding Corp. 5.125%, due 2/8/20	500,000	553,973
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	107,986
SunTrust Bank 5.40%, due 4/1/20	15,000	16,580
Wachovia Corp. 5.50%, due 8/1/35	125,000	141,076
Wells Fargo & Co.
4.48%, due 1/16/24	353,000	382,124
4.60%, due 4/1/21	250,000	277,848
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	184,310
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	52,525

		11,496,300

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	500,000	567,029
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	194,564
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	49,471
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	293,634
Diageo Capital PLC 2.625%, due 4/29/23	350,000	358,233
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	83,645
PepsiCo, Inc. 2.85%, due 2/24/26	250,000	257,480

		1,804,056

Biotechnology 0.6%
Amgen, Inc.
3.125%, due 5/1/25	450,000	461,881
3.45%, due 10/1/20	150,000	160,598
6.40%, due 2/1/39	100,000	129,133

	Principal Amount	Value
Biotechnology (continued)
Celgene Corp. 3.625%, due 5/15/24	$250,000	$260,468
Gilead Sciences, Inc. 3.70%, due 4/1/24	500,000	539,628

		1,551,708

Building Materials 0.0%‡
Lafarge S.A. 6.50%, due 7/15/16	50,000	50,528

Chemicals 0.5%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	384,282
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	107,126
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	53,985
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	213,288
Monsanto Co. 4.40%, due 7/15/44	250,000	240,620
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	163,314
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	133,707

		1,296,322

Computers 0.4%
Apple, Inc.
3.25%, due 2/23/26	250,000	261,541
4.45%, due 5/6/44	250,000	267,110
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20 (b)	400,000	414,909
HP, Inc. 4.375%, due 9/15/21	150,000	157,973

		1,101,533

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 2.70%, due 2/2/26	250,000	260,062

Diversified Financial Services 0.2%
GE Capital International Funding Co. 3.373%, due 11/15/25 (b)	350,000	373,854

Electric 2.2%
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	111,891
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	136,883

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Commonwealth Edison Co. 6.15%, due 9/15/17	$150,000	$159,988
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	134,274
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	251,323
Duke Energy Florida LLC 6.35%, due 9/15/37	200,000	271,070
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	268,512
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	150,000	159,068
Florida Power & Light Co.
3.80%, due 12/15/42	300,000	308,750
5.55%, due 11/1/17	100,000	106,412
Georgia Power Co. 4.75%, due 9/1/40	250,000	276,855
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	39,166
Nevada Power Co. 6.50%, due 8/1/18	150,000	166,746
NiSource Finance Corp. 4.80%, due 2/15/44	175,000	190,248
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	186,892
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	125,146
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	184,380
5.625%, due 11/30/17	500,000	532,958
PacifiCorp 6.25%, due 10/15/37	350,000	461,598
PECO Energy Co. 5.95%, due 10/1/36	150,000	194,133
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	209,510
PSEG Power LLC
5.125%, due 4/15/20	80,000	86,647
8.625%, due 4/15/31	50,000	60,312
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	132,369
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	127,072
Southern California Edison Co. 4.50%, due 9/1/40	175,000	197,421
Virginia Electric & Power Co. 6.00%, due 5/15/37	175,000	224,310
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	242,276

	Principal Amount	Value
Electric (continued)
Xcel Energy, Inc. 6.50%, due 7/1/36	$150,000	$193,081

		5,739,291

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	163,514

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	127,948
Koninklijke Philips N.V. 6.875%, due 3/11/38	100,000	126,583

		254,531

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	190,968

Finance—Consumer Loans 0.2%
HSBC Finance Corp. 6.676%, due 1/15/21	500,000	574,455

Finance—Credit Card 0.1%
Visa, Inc. 3.15%, due 12/14/25	300,000	314,531

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	111,237

Food 0.7%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	122,256
Ingredion, Inc. 4.625%, due 11/1/20	50,000	54,295
Kraft Heinz Foods Co.
2.80%, due 7/2/20 (b)	350,000	360,171
5.20%, due 7/15/45 (b)	250,000	287,826
Kroger Co. (The) 6.40%, due 8/15/17	225,000	239,733
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	327,591
Tyson Foods, Inc. 4.50%, due 6/15/22	375,000	414,992

		1,806,864

Forest Products & Paper 0.0%‡
International Paper Co. 4.75%, due 2/15/22	83,000	92,329

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products 0.6%
Becton Dickinson and Co. 4.685%, due 12/15/44	$250,000	$276,582
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	160,660
Danaher Corp.
3.90%, due 6/23/21	50,000	54,518
5.625%, due 1/15/18	100,000	108,031
Medtronic, Inc. 3.50%, due 3/15/25	250,000	268,146
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	500,000	502,142
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	250,000	256,888

		1,626,967

Health Care—Services 0.5%
Aetna, Inc. 4.125%, due 6/1/21	175,000	189,085
Anthem, Inc. 5.95%, due 12/15/34	250,000	284,160
Cigna Corp. 5.125%, due 6/15/20	150,000	166,029
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	108,020
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	108,517
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	206,985
4.75%, due 7/15/45	150,000	173,314

		1,236,110

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	250,000	261,404

Insurance 0.9%
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	115,403
American International Group, Inc. 6.25%, due 5/1/36	200,000	235,409
AXA S.A. 8.60%, due 12/15/30	105,000	140,730
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	250,000	261,401
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	108,728
Chubb INA Holdings, Inc.
4.35%, due 11/3/45	150,000	165,378
5.70%, due 2/15/17	60,000	62,259
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	167,378

	Principal Amount	Value
Insurance (continued)
Lincoln National Corp. 4.85%, due 6/24/21	$25,000	$27,311
Loews Corp. 4.125%, due 5/15/43	125,000	120,826
MetLife, Inc.
4.75%, due 2/8/21	200,000	222,904
5.70%, due 6/15/35	100,000	118,042
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	119,113
Prudential Financial, Inc. 5.70%, due 12/14/36	200,000	230,454
Travelers Cos., Inc. (The) 6.75%, due 6/20/36	75,000	104,146

		2,199,482

Iron & Steel 0.1%
Nucor Corp. 4.125%, due 9/15/22	50,000	52,499
Vale Overseas, Ltd. 4.375%, due 1/11/22	100,000	92,500

		144,999

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	150,000	148,442

Machinery—Diversified 0.0%‡
Deere & Co. 4.375%, due 10/16/19	100,000	110,023

Media 0.9%
21st Century Fox America, Inc.
4.50%, due 2/15/21	100,000	110,936
6.40%, due 12/15/35	175,000	220,591
7.25%, due 5/18/18	100,000	111,004
CCO Safari II LLC 4.908%, due 7/23/25 (b)	250,000	269,512
Comcast Corp.
3.15%, due 3/1/26	250,000	261,807
6.45%, due 3/15/37	250,000	336,593
Discovery Communications LLC 6.35%, due 6/1/40	105,000	109,235
Historic TW, Inc. 6.625%, due 5/15/29	250,000	311,193
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	116,496
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	272,801
6.55%, due 5/1/37	275,000	316,473

		2,436,641

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Metal Fabricate & Hardware 0.1%
Precision Castparts Corp. 3.90%, due 1/15/43	$125,000	$128,604

Mining 0.4%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	150,000	151,778
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	223,376
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	99,281
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	162,162
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	51,907
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	415,967

		1,104,471

Miscellaneous—Manufacturing 0.2%
Dover Corp. 5.45%, due 3/15/18	100,000	107,808
General Electric Co.
5.875%, due 1/14/38	179,000	235,996
Series A 6.75%, due 3/15/32	187,000	258,472

		602,276

Multi-National 0.3%
European Investment Bank 2.875%, due 9/15/20	300,000	318,018
Inter-American Development Bank 6.80%, due 10/15/25	300,000	410,459

		728,477

Office Equipment/Supplies 0.0%‡
Xerox Corp. 6.35%, due 5/15/18	100,000	107,495

Oil & Gas 1.9%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	250,000	267,968
Apache Corp.
3.625%, due 2/1/21	250,000	256,224
4.75%, due 4/15/43	100,000	97,792
BP Capital Markets PLC 4.50%, due 10/1/20	750,000	827,735
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	124,762
Chevron Corp. 4.95%, due 3/3/19	125,000	137,132
ConocoPhillips Co. 2.40%, due 12/15/22	500,000	485,276

	Principal Amount	Value
Oil & Gas (continued)
Devon Energy Corp. 4.00%, due 7/15/21	$200,000	$189,648
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	214,385
Exxon Mobil Corp. 3.043%, due 3/1/26	250,000	258,925
Hess Corp. 7.30%, due 8/15/31	100,000	109,612
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	97,598
Marathon Petroleum Corp. 5.125%, due 3/1/21	100,000	108,433
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	255,123
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	182,171
Petroleos Mexicanos 6.625%, due 6/15/35	250,000	253,750
Phillips 66 5.875%, due 5/1/42	200,000	233,257
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	326,138
Statoil ASA 7.75%, due 6/15/23	125,000	162,182
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	107,227
6.50%, due 6/15/38	100,000	117,743
Valero Energy Corp.
6.625%, due 6/15/37	100,000	112,379
7.50%, due 4/15/32	100,000	119,174

		5,044,634

Oil & Gas Services 0.3%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	206,036
Halliburton Co.
5.00%, due 11/15/45	150,000	153,663
6.15%, due 9/15/19	250,000	282,555

		642,254

Pharmaceuticals 1.4%
AbbVie, Inc.
3.60%, due 5/14/25	350,000	366,737
4.40%, due 11/6/42	200,000	206,057
Actavis Funding SCS
3.85%, due 6/15/24	250,000	256,804
4.75%, due 3/15/45	225,000	227,594
AstraZeneca PLC 6.45%, due 9/15/37	100,000	133,885
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	96,018
7.15%, due 6/15/23	50,000	64,965

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Express Scripts Holding Co. 6.125%, due 11/15/41	$150,000	$168,656
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	172,488
Johnson & Johnson 2.45%, due 3/1/26	300,000	301,763
McKesson Corp. 4.883%, due 3/15/44	250,000	279,406
Merck & Co., Inc. 4.15%, due 5/18/43	200,000	220,153
Merck Sharp & Dohme Corp. 5.00%, due 6/30/19	250,000	278,993
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	225,000	248,404
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	104,944
Wyeth LLC
6.00%, due 2/15/36	200,000	256,326
6.45%, due 2/1/24	100,000	126,829

		3,510,022

Pipelines 0.9%
Energy Transfer Partners, L.P.
4.05%, due 3/15/25	250,000	233,043
5.20%, due 2/1/22	200,000	202,055
6.70%, due 7/1/18	100,000	105,808
Enterprise Products Operating LLC
4.85%, due 3/15/44	100,000	100,926
Series B 6.875%, due 3/1/33	200,000	233,878
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	277,090
Kinder Morgan, Inc. 5.30%, due 12/1/34	250,000	228,628
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	63,402
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	52,845
6.75%, due 2/15/32	125,000	126,785
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	312,561
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	164,806
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	115,140
Williams Partners, L.P. 4.00%, due 9/15/25	250,000	219,019

		2,435,986

	Principal Amount	Value
Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	$50,000	$53,960
ERP Operating, L.P. 4.50%, due 6/1/45	150,000	160,671
Simon Property Group, L.P. 3.375%, due 3/15/22	400,000	423,781
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	124,479

		762,891

Retail 0.7%
CVS Health Corp.
4.75%, due 5/18/20	250,000	275,691
6.25%, due 6/1/27	175,000	213,098
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	328,608
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	137,908
6.875%, due 2/15/28	150,000	203,402
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	237,979
McDonald’s Corp. 3.70%, due 1/30/26	250,000	267,694
Wal-Mart Stores, Inc. 6.50%, due 8/15/37	175,000	244,936

		1,909,316

Software 0.6%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	104,743
Microsoft Corp.
3.00%, due 10/1/20	300,000	321,480
3.125%, due 11/3/25	350,000	369,474
Oracle Corp.
2.95%, due 5/15/25	350,000	360,350
5.00%, due 7/8/19	400,000	446,985

		1,603,032

Telecommunications 1.8%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	205,749
AT&T, Inc.
4.35%, due 6/15/45	425,000	398,364
5.20%, due 3/15/20	250,000	278,438
6.30%, due 1/15/38	300,000	357,833
BellSouth LLC 6.00%, due 11/15/34	6,000	6,491
Cisco Systems, Inc.
3.50%, due 6/15/25	350,000	383,843
4.45%, due 1/15/20	250,000	276,393
Deutsche Telekom International Finance B.V. 6.00%, due 7/8/19	250,000	281,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Embarq Corp. 7.995%, due 6/1/36	$200,000	$200,000
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	117,661
Orange S.A. 9.00%, due 3/1/31	250,000	390,651
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	250,114
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	129,433
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	286,371
Verizon Communications, Inc.
2.45%, due 11/1/22	100,000	99,782
4.672%, due 3/15/55	313,000	302,696
4.862%, due 8/21/46	265,000	284,003
5.85%, due 9/15/35	88,000	104,902
Vodafone Group PLC
6.15%, due 2/27/37	125,000	146,914
7.875%, due 2/15/30	100,000	131,311

		4,632,903

Transportation 0.8%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	300,000	380,394
6.15%, due 5/1/37	175,000	226,453
6.20%, due 8/15/36	50,000	65,251
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	143,399
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	144,186
FedEx Corp.
3.20%, due 2/1/25	400,000	413,022
8.00%, due 1/15/19	50,000	58,384
Norfolk Southern Corp.
2.903%, due 2/15/23	106,000	107,809
4.837%, due 10/1/41	128,000	142,668
Union Pacific Corp.
2.75%, due 3/1/26	300,000	307,151
4.163%, due 7/15/22	150,000	167,725

		2,156,442

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	211,120
United Utilities PLC 5.375%, due 2/1/19	100,000	106,686

		317,806

Total Corporate Bonds (Cost $60,227,573)		64,816,993

	Principal Amount	Value
Foreign Government Bonds 2.3%
Foreign Governments 2.3%
Colombia Government International Bond
4.00%, due 2/26/24	$300,000	$301,500
5.00%, due 6/15/45	200,000	190,500
Italy Government International Bond 6.875%, due 9/27/23	375,000	468,562
Korea Development Bank (The) 3.50%, due 8/22/17	500,000	512,826
Mexico Government International Bond
4.00%, due 10/2/23	1,000,000	1,047,500
4.75%, due 3/8/44	500,000	505,000
Panama Government International Bond 5.20%, due 1/30/20	375,000	413,437
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	368,088
Philippine Government International Bond 4.20%, due 1/21/24	625,000	708,826
Poland Government International Bond
3.00%, due 3/17/23	150,000	151,313
5.125%, due 4/21/21	200,000	224,000
Province of Ontario 4.00%, due 10/7/19	225,000	243,034
Province of Quebec Series NJ 7.50%, due 7/15/23	302,000	401,606
Turkey Government International Bond 4.875%, due 4/16/43	425,000	398,438

Total Foreign Government Bonds (Cost $5,667,565)		5,934,630

Mortgage-Backed Securities 2.4%
Agency (Collateralized Mortgage Obligations) 0.7%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	800,000	864,164
Series K039, Class A2 3.303%, due 7/25/24	800,000	862,004

		1,726,168

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.7%
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	768,077	781,080
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	500,000	544,180
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	768,477

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, due 6/12/47	$1,108,795	$1,128,898
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (a)	1,200,000	1,343,388

		4,566,023

Total Mortgage-Backed Securities (Cost $5,701,085)		6,292,191

Municipal Bonds 1.1%
Arizona 0.5%
Salt River Project Agricultural Improvement & Power District, Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,221,350

Connecticut 0.2%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	606,795

Texas 0.4%
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	900,000	1,096,695

Total Municipal Bonds (Cost $2,573,643)		2,924,840

U.S. Government & Federal Agencies 65.8%
♦Federal Home Loan Mortgage Corporation 1.8%
1.125%, due 5/25/18	500,000	500,014
2.375%, due 1/13/22	1,000,000	1,045,432
3.75%, due 3/27/19	1,100,000	1,186,616
5.125%, due 10/18/16	1,930,000	1,971,360

		4,703,422

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.0%
2.395%, due 12/1/41 (a)	230,851	238,428
2.50%, due 6/1/28	1,048,205	1,081,803
2.50%, due 1/1/31	489,822	504,141
3.00%, due 9/1/30	1,028,621	1,076,627
3.00%, due 7/1/43	255,450	262,092
3.00%, due 8/1/43	1,674,168	1,717,700
3.00%, due 4/1/45	667,270	684,279

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 5/1/45	$190,954	$195,822
3.00%, due 4/1/46	200,000	205,098
3.50%, due 4/1/26	290,721	307,903
3.50%, due 4/1/32	564,526	597,368
3.50%, due 4/1/41	184,020	193,156
3.50%, due 3/1/42	320,369	336,375
3.50%, due 4/1/42	452,702	475,321
3.50%, due 8/1/43 TBA (d)	100,000	104,744
3.50%, due 7/1/44	195,111	204,551
3.50%, due 9/1/45	3,499,440	3,668,754
3.50%, due 4/1/46	200,000	209,677
4.00%, due 8/1/18	61,352	63,685
4.00%, due 6/1/24	118,950	127,037
4.00%, due 2/1/31	148,964	159,049
4.00%, due 7/1/39	444,332	474,921
4.00%, due 12/1/40	1,052,844	1,127,407
4.00%, due 2/1/41	213,174	228,265
4.00%, due 5/1/44	1,221,024	1,304,431
4.00%, due 8/1/45	92,760	99,158
4.00%, due 9/1/45	100,000	106,776
4.50%, due 5/1/25	86,641	89,142
4.50%, due 7/1/30	125,746	137,755
4.50%, due 6/1/34	86,471	94,184
4.50%, due 6/1/35	67,782	73,990
4.50%, due 8/1/35	91,034	98,963
4.50%, due 7/1/39	8,519	9,299
4.50%, due 8/1/39	162,444	177,338
4.50%, due 1/1/40	444,830	485,706
4.50%, due 8/1/40	378,248	413,183
4.50%, due 2/1/41	7,932	8,665
4.50%, due 1/1/44	125,667	136,761
4.50%, due 11/1/44	155,544	169,343
5.00%, due 1/1/25	78,603	84,182
5.00%, due 8/1/30	118,203	130,709
5.00%, due 8/1/35	525,297	582,733
5.00%, due 6/1/37	121,605	133,868
5.00%, due 2/1/41	169,176	186,672
5.50%, due 2/1/18	17,279	17,599
5.50%, due 3/1/23	19,627	21,547
5.50%, due 6/1/23	59,532	66,121
5.50%, due 11/1/27	68,042	75,629
5.50%, due 9/1/35	85,675	96,643
5.50%, due 4/1/37	313,077	350,594
5.50%, due 4/1/38	77,790	87,296
5.50%, due 8/1/38	70,561	79,310
5.533%, due 10/1/36 (a)	41,906	43,917
6.00%, due 8/1/17	9,421	9,583
6.00%, due 6/1/21	15,642	16,926
6.00%, due 9/1/21	17,254	18,283
6.00%, due 11/1/22	21,760	23,715

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 2/1/37	$149,146	$170,299
6.00%, due 12/1/39	112,624	128,184
6.00%, due 5/1/40	259,330	295,455
6.50%, due 4/1/17	583	592
6.50%, due 5/1/17	2,682	2,701
6.50%, due 11/1/25	7,489	8,529
6.50%, due 5/1/26	836	953
6.50%, due 3/1/27	3,411	3,886
6.50%, due 5/1/31	3,641	4,147
6.50%, due 8/1/31	2,248	2,690
6.50%, due 1/1/32	21,863	24,901
6.50%, due 3/1/32	13,881	15,810
6.50%, due 4/1/32	9,100	10,365
6.50%, due 7/1/32	13,473	15,345
6.50%, due 1/1/34	35,586	40,532
6.50%, due 1/1/37	54,075	62,838
6.50%, due 9/1/37	24,117	28,004
7.00%, due 4/1/26	2,564	2,974
7.00%, due 7/1/26	271	304
7.00%, due 12/1/27	3,347	3,799
7.00%, due 1/1/30	1,218	1,273
7.00%, due 3/1/31	21,908	24,655
7.00%, due 10/1/31	4,995	5,967
7.00%, due 3/1/32	19,536	23,380
7.00%, due 9/1/33	115,887	133,892
7.00%, due 11/1/36	19,166	22,371
7.00%, due 12/1/37	76,712	94,416
7.50%, due 1/1/26	573	638
7.50%, due 2/1/32	13,824	16,740
8.00%, due 7/1/26	129	157

		20,820,021

♦Federal National Mortgage Association 1.3%
1.00%, due 12/28/17	650,000	649,895
1.00%, due 2/15/18	1,000,000	1,000,005
1.625%, due 1/21/20	500,000	508,612
5.375%, due 6/12/17	600,000	631,046
6.21%, due 8/6/38	475,000	713,463

		3,503,021

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.2%
2.192%, due 12/1/41 (a)	496,357	522,140
2.50%, due 2/1/28	446,603	461,162
2.50%, due 5/1/28	800,176	826,152
2.50%, due 9/1/28	819,048	845,679
2.50%, due 5/1/43	254,195	252,949
3.00%, due 8/1/21	294,402	307,761
3.00%, due 11/1/23	200,000	209,261
3.00%, due 2/1/29	454,343	474,972

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 8/1/30	$1,000,000	$1,045,378
3.00%, due 10/1/30	100,000	104,537
3.00%, due 4/1/35	546,585	567,632
3.00%, due 3/1/43 TBA (d)	100,000	102,512
3.00%, due 7/1/43	1,917,510	1,969,957
3.00%, due 8/1/43	1,779,359	1,827,936
3.00%, due 9/1/43	924,965	950,241
3.00%, due 9/1/45	292,074	299,662
3.50%, due 11/1/25	571,886	605,452
3.50%, due 11/1/27	105,202	111,714
3.50%, due 7/1/29	137,468	145,384
3.50%, due 5/1/31	273,002	288,830
3.50%, due 12/1/40	469,693	493,019
3.50%, due 1/1/41	272,805	286,353
3.50%, due 2/1/41	319,753	335,651
3.50%, due 12/1/41	684,671	718,803
3.50%, due 3/1/42	549,139	576,507
3.50%, due 9/1/43 TBA (d)	100,000	104,797
3.50%, due 10/1/43	2,201,205	2,309,962
3.50%, due 8/1/45	2,267,790	2,377,311
3.50%, due 10/1/45	191,464	200,710
3.50%, due 11/1/45	379,024	397,328
3.50%, due 12/1/45	95,186	99,783
3.50%, due 4/1/46	300,000	314,488
4.00%, due 3/1/22	107,848	113,552
4.00%, due 3/1/25	245,801	262,654
4.00%, due 6/1/30	63,374	68,921
4.00%, due 1/1/31	152,337	164,089
4.00%, due 6/1/39	405,923	433,517
4.00%, due 12/1/39	463,130	494,743
4.00%, due 7/1/40	305,630	326,740
4.00%, due 9/1/40	1,587,341	1,699,590
4.00%, due 3/1/41	633,247	678,573
4.00%, due 11/1/44	1,387,518	1,481,675
4.00%, due 1/1/45	374,673	400,219
4.00%, due 2/1/45	164,048	175,225
4.00%, due 7/1/45	300,000	320,500
4.50%, due 5/1/19	3,077	3,175
4.50%, due 11/1/22	4,306	4,494
4.50%, due 2/1/23	19,717	20,590
4.50%, due 3/1/23	15,078	15,623
4.50%, due 6/1/23	146,585	153,778
4.50%, due 4/1/24	46,538	47,920
4.50%, due 3/1/30	155,038	168,701
4.50%, due 3/1/40	1,176,700	1,293,775
4.50%, due 4/1/41	188,084	202,701
4.50%, due 5/1/41	289,536	315,940
4.50%, due 9/1/41	234,936	255,804
4.50%, due 8/1/44	343,190	374,077
5.00%, due 3/1/21	4,095	4,260

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 4/1/23	$40,166	$42,904
5.00%, due 7/1/23	37,343	39,974
5.00%, due 8/1/23	36,737	38,596
5.00%, due 1/1/24	55,824	59,536
5.00%, due 6/1/25	320,935	354,729
5.00%, due 11/1/29	105,222	116,352
5.00%, due 7/1/30	81,560	90,185
5.00%, due 7/1/35	169,011	187,825
5.00%, due 8/1/35	162,495	180,286
5.00%, due 11/1/35	108,789	120,702
5.00%, due 7/1/36	162,735	180,982
5.00%, due 7/1/37	495,949	551,695
5.00%, due 8/1/38	201,231	223,205
5.50%, due 8/1/17	1,506	1,531
5.50%, due 7/1/22	82,436	88,076
5.50%, due 11/1/23	23,397	25,436
5.50%, due 4/1/30	96,244	108,113
5.50%, due 12/1/34	186,956	211,446
5.50%, due 5/1/35	98,758	111,001
5.50%, due 6/1/35	32,137	36,288
5.50%, due 8/1/35	29,063	32,843
5.50%, due 11/1/36	44,622	50,070
5.50%, due 8/1/37	385,266	435,539
5.50%, due 2/1/39	61,575	69,570
5.50%, due 7/1/40	130,035	147,561
6.00%, due 6/1/16	73	73
6.00%, due 7/1/16	140	140
6.00%, due 9/1/16	294	294
6.00%, due 9/1/17	1,050	1,052
6.00%, due 7/1/36	58,817	67,270
6.00%, due 12/1/36	26,436	30,192
6.00%, due 4/1/37	78,286	89,398
6.00%, due 7/1/37	205,414	233,889
6.00%, due 8/1/37	36,338	41,461
6.00%, due 12/1/37	98,168	111,776
6.00%, due 2/1/38	152,939	174,497
6.50%, due 8/1/32	39,407	45,795
6.50%, due 8/1/35	14,565	16,699
6.50%, due 7/1/36	82,193	95,286
6.50%, due 8/1/36	14,243	16,358
6.50%, due 9/1/36	15,870	18,242
6.50%, due 10/1/36	28,341	32,494
6.50%, due 11/1/36	24,612	28,549
6.50%, due 8/1/37	3,294	3,777
6.50%, due 10/1/37	1,097	1,307
6.50%, due 11/1/37	14,923	17,760
6.50%, due 12/1/37	23,302	26,748
6.50%, due 2/1/38	122,913	148,826
7.00%, due 10/1/37	1,433	1,630

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
7.00%, due 11/1/37	$119,178	$148,505
7.50%, due 7/1/30	4,339	4,513
7.50%, due 7/1/31	21,500	24,532
8.00%, due 1/1/25	104	105
8.00%, due 6/1/25	103	118
8.00%, due 9/1/25	588	668
8.00%, due 9/1/26	2,988	3,587
8.00%, due 10/1/26	292	295
8.00%, due 11/1/26	571	642
8.00%, due 4/1/27	941	1,101
8.00%, due 6/1/27	530	531
8.00%, due 12/1/27	3,384	3,396
8.00%, due 1/1/28	21,398	24,269

		34,535,079

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.3%
3.00%, due 1/20/43	372,625	386,743
3.00%, due 8/15/43	161,566	167,298
3.00%, due 8/20/43	2,029,881	2,106,794
3.00%, due 9/15/43	325,539	337,088
3.00%, due 3/20/45	200,001	207,431
3.00%, due 7/20/45	863,295	895,369
3.50%, due 4/15/43	495,192	523,358
3.50%, due 8/20/43	1,640,355	1,737,076
3.50%, due 11/20/43	1,231,214	1,303,429
3.50%, due 3/1/44 TBA (d)	200,000	211,242
3.50%, due 4/20/45	195,388	206,594
3.50%, due 12/20/45	3,479,507	3,680,205
4.00%, due 9/15/25	268,280	282,816
4.00%, due 9/15/40	261,214	280,682
4.00%, due 12/15/41	427,008	458,813
4.00%, due 1/20/42	1,095,467	1,177,426
4.00%, due 10/20/43	203,814	217,756
4.00%, due 8/20/44	923,152	986,133
4.00%, due 9/20/44	531,048	567,211
4.00%, due 12/20/44	88,245	94,247
4.00%, due 4/20/45	180,855	193,172
4.50%, due 11/15/24	155,063	165,326
4.50%, due 4/15/39	454,571	498,286
4.50%, due 5/20/39	421,720	455,270
4.50%, due 6/20/40	154,057	167,589
4.50%, due 9/15/40	262,440	291,553
4.50%, due 10/20/40	158,514	172,458
4.50%, due 7/20/41	254,153	276,479
4.50%, due 8/20/43	129,293	138,579
4.50%, due 9/20/43	161,985	173,973
4.50%, due 12/20/44	135,922	145,975
5.00%, due 4/20/33	49,495	55,584
5.00%, due 8/15/33	41,583	46,497
5.00%, due 3/15/36	161,145	180,679

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/20/36	$3,933	$4,368
5.00%, due 8/15/39	335,340	376,666
5.00%, due 9/20/40	593,200	658,760
5.50%, due 3/15/33	265,953	296,992
5.50%, due 7/20/34	50,332	56,767
5.50%, due 12/20/35	95,421	106,890
5.50%, due 1/20/39	159,710	177,580
6.00%, due 3/20/29	15,175	17,328
6.00%, due 1/15/32	31,471	35,551
6.00%, due 12/15/32	7,768	8,749
6.00%, due 3/20/33	81,157	95,040
6.00%, due 2/15/34	98,324	113,711
6.00%, due 1/20/35	41,057	47,476
6.00%, due 6/15/35	32,089	36,187
6.00%, due 9/15/35	105,476	121,097
6.50%, due 3/20/31	10,315	12,421
6.50%, due 1/15/32	12,678	15,239
6.50%, due 6/15/35	885	1,068
6.50%, due 1/15/36	53,665	61,588
6.50%, due 9/15/36	34,250	39,204
6.50%, due 9/15/37	39,698	45,704
6.50%, due 10/15/37	13,788	15,782
6.50%, due 11/15/38	269,657	316,522
7.00%, due 2/15/26	469	470
7.00%, due 6/15/29	484	493
7.00%, due 12/15/29	2,005	2,440
7.00%, due 5/15/31	1,926	2,148
7.00%, due 8/15/31	5,125	5,335
7.00%, due 8/20/31	17,273	21,381
7.00%, due 8/15/32	20,742	24,309
7.50%, due 10/15/26	544	547
7.50%, due 11/15/26	1,022	1,062
7.50%, due 1/15/30	13,112	13,957
7.50%, due 10/15/30	4,381	4,607
7.50%, due 3/15/32	13,534	16,849
8.00%, due 6/15/26	102	116
8.00%, due 10/15/26	128	140
8.00%, due 5/15/27	89	90
8.00%, due 7/15/27	516	583
8.00%, due 9/15/27	237	267
8.00%, due 11/15/30	9,919	10,894
8.50%, due 7/15/26	681	761
8.50%, due 11/15/26	4,968	5,063

		21,561,333

♦United States Treasury Bonds 3.9%
2.875%, due 8/15/45	1,270,000	1,325,116
3.00%, due 11/15/44	1,485,000	1,589,355
3.00%, due 11/15/45	2,125,000	2,273,916

	Principal Amount	Value
United States Treasury Bonds (continued)
3.375%, due 5/15/44	$750,000	$862,002
4.50%, due 2/15/36	3,000,000	4,081,290

		10,131,679

♦United States Treasury Notes 29.3%
0.50%, due 1/31/17	2,300,000	2,299,462
0.625%, due 12/31/16	400,000	400,266
0.75%, due 12/31/17	475,000	475,056
0.75%, due 4/15/18	600,000	599,625
0.75%, due 4/30/18	1,000,000	999,492
0.875%, due 4/30/17	3,500,000	3,509,432
0.875%, due 3/31/18	500,000	500,977
0.875%, due 4/15/19	1,300,000	1,298,223
1.00%, due 2/15/18	1,000,000	1,004,336
1.00%, due 3/15/18	900,000	903,902
1.00%, due 5/15/18	2,850,000	2,861,354
1.00%, due 9/15/18	9,800,000	9,836,368
1.00%, due 3/15/19	2,900,000	2,907,363
1.125%, due 2/28/21	500,000	496,778
1.25%, due 12/15/18	4,825,000	4,872,497
1.25%, due 1/31/20	5,350,000	5,378,633
1.375%, due 3/31/20	2,750,000	2,774,920
1.375%, due 1/31/21	1,425,000	1,431,847
1.375%, due 4/30/21	500,000	502,266
1.50%, due 1/31/22	3,000,000	3,010,077
1.50%, due 2/28/23	975,000	969,287
1.50%, due 3/31/23	350,000	347,744
1.625%, due 6/30/19	6,500,000	6,634,316
1.625%, due 4/30/23	400,000	400,656
1.75%, due 3/31/22	1,150,000	1,168,283
1.75%, due 1/31/23	1,350,000	1,364,344
1.875%, due 11/30/21	800,000	820,313
1.875%, due 5/31/22	1,000,000	1,022,461
1.875%, due 8/31/22	2,300,000	2,348,065
1.875%, due 10/31/22	800,000	815,938
2.00%, due 10/31/21	500,000	515,859
2.00%, due 2/15/25	1,990,000	2,027,235
2.125%, due 6/30/21	7,150,000	7,432,089
2.125%, due 12/31/21	600,000	622,922
2.125%, due 5/15/25	1,610,000	1,655,470
2.25%, due 7/31/21	600,000	627,398
2.25%, due 11/15/25	1,530,000	1,588,152

		76,423,406

Total U.S. Government & Federal Agencies (Cost $167,769,119)		171,677,961

Total Long-Term Bonds (Cost $243,845,215)		253,557,523

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Fund 2.0% (e)
♦iShares 1-3 Year Credit Bond ETF	48,639	$5,137,251

Total Exchange-Traded Fund (Cost $5,095,908)		5,137,251

	Principal Amount
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
TD Securities (U.S.A.) LLC 0.27%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,973,044 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 8/31/20, with a Principal Amount of $1,995,600 and a Market Value of $2,012,467)	$1,973,000	1,973,000

Total Short-Term Investment (Cost $1,973,000)		1,973,000

Total Investments (Cost $250,914,123) (f)	100.0%	260,667,774
Other Assets, Less Liabilities	0.0 ‡	113,657
Net Assets	100.0%	$260,781,431
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(d)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2016, the total net market value of these securities was $523,295, which represented 0.2% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of April 30, 2016, cost was $251,015,888 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$10,403,624
Gross unrealized depreciation	(751,738)

Net unrealized appreciation	$9,651,886

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	23	June 2016	$5,028,375	$(6,551)
10-Year United States Treasury Note	5	June 2016	702,813	528
United States Long Bond	(32)	June 2016	(5,226,000)	83,878
United States Ultra Bond	30	June 2016	5,140,312	(97,616)

			$5,645,500	$(19,761)

1.	As of April 30, 2016, cash in the amount of $71,390 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,910,908	$—	$1,910,908
Corporate Bonds	—	64,816,993	—	64,816,993
Foreign Government Bonds	—	5,934,630	—	5,934,630
Mortgage-Backed Securities	—	6,292,191	—	6,292,191
Municipal Bonds	—	2,924,840	—	2,924,840
U.S. Government & Federal Agencies	—	171,677,961	—	171,677,961

Total Long-Term Bonds	—	253,557,523	—	253,557,523

Exchange-Traded Fund	5,137,251	—	—	5,137,251
Short-Term Investment
Repurchase Agreement	—	1,973,000	—	1,973,000

Total Investments in Securities	5,137,251	255,530,523	—	260,667,774

Other Financial Instruments
Futures Contracts Long (b)	528	—	—	528
Futures Contracts Short (b)	83,878	—	—	83,878

Total Other Financial Instruments	84,406	—	—	84,406

Total Investments in Securities and Other Financial Instruments	$5,221,657	$255,530,523	$—	$260,752,180

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(104,167)	$—	$—	$(104,167)

Total Other Financial Instruments	$(104,167)	$—	$—	$(104,167)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $250,914,123)	$260,667,774
Cash collateral on deposit at broker	71,390
Cash	272
Receivables:
Investment securities sold	1,953,336
Interest	1,493,539
Fund shares sold	372,032
Variation margin on futures contracts	11,153
Other assets	30,343

Total assets	264,599,839

Liabilities
Payables:
Investment securities purchased	3,469,713
Fund shares redeemed	100,379
Transfer agent (See Note 3)	74,367
Custodian	63,306
Professional fees	37,332
Manager (See Note 3)	32,434
Shareholder communication	16,381
NYLIFE Distributors (See Note 3)	8,683
Trustees	455
Accrued expenses	3,001
Dividend payable	12,357

Total liabilities	3,818,408

Net assets	$260,781,431

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,681
Additional paid-in capital	250,072,548

250,096,229
Undistributed net investment income	365,093
Accumulated net realized gain (loss) on investments and futures transactions	586,219
Net unrealized appreciation (depreciation) on investments and futures contracts	9,733,890

Net assets	$260,781,431

Class A
Net assets applicable to outstanding shares	$36,731,368

Shares of beneficial interest outstanding	3,338,495

Net asset value per share outstanding	$11.00
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.34

Investor Class
Net assets applicable to outstanding shares	$5,187,760

Shares of beneficial interest outstanding	469,140

Net asset value per share outstanding	$11.06
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.40

Class I
Net assets applicable to outstanding shares	$218,862,303

Shares of beneficial interest outstanding	19,873,069

Net asset value and offering price per share outstanding	$11.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,772,333
Dividends	12,025

Total income	3,784,358

Expenses
Manager (See Note 3)	333,364
Transfer agent (See Note 3)	209,283
Custodian	63,163
Distribution/Service—Class A (See Note 3)	46,644
Distribution/Service—Investor Class (See Note 3)	5,841
Professional fees	37,870
Registration	22,625
Shareholder communication	16,863
Trustees	3,333
Miscellaneous	7,142

Total expenses before waiver/reimbursement	746,128
Expense waiver/reimbursement from Manager (See Note 3)	(132,288)

Net expenses	613,840

Net investment income (loss)	3,170,518

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	746,684
Futures transactions	(59,301)

Net realized gain (loss) on investments and futures transactions	687,383

Net change in unrealized appreciation (depreciation) on:
Investments	2,358,552
Futures contracts	(19,761)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,338,791

Net realized and unrealized gain (loss) on investments and futures transactions	3,026,174

Net increase (decrease) in net assets resulting from operations	$6,196,692

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,170,518	$7,590,474
Net realized gain (loss) on investments and futures transactions	687,383	3,254,176
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,338,791	(5,586,030)

Net increase (decrease) in net assets resulting from operations	6,196,692	5,258,620

Dividends and distributions to shareholders:
From net investment income:
Class A	(403,723)	(905,042)
Investor Class	(47,556)	(97,279)
Class I	(2,855,867)	(7,318,934)

	(3,307,146)	(8,321,255)

From net realized gain on investments:
Class A	(396,039)	(122,948)
Investor Class	(47,068)	(14,071)
Class I	(2,510,489)	(853,621)

	(2,953,596)	(990,640)

Total dividends and distributions to shareholders	(6,260,742)	(9,311,895)

Capital share transactions:
Net proceeds from sale of shares	28,111,245	108,660,807
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,178,023	9,086,914
Cost of shares redeemed	(61,340,417)	(163,594,373)

Increase (decrease) in net assets derived from capital share transactions	(27,051,149)	(45,846,652)

Net increase (decrease) in net assets	(27,115,199)	(49,899,927)

Net Assets
Beginning of period	287,896,630	337,796,557

End of period	$260,781,431	$287,896,630

Undistributed net investment income at end of period	$365,093	$501,721

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.99		$11.12	$10.98	$11.60	$11.66	$11.76

Net investment income (loss)	0.12		0.23	0.23	0.18	0.22	0.29
Net realized and unrealized gain (loss) on investments	0.12		(0.08)	0.15	(0.39)	0.28	0.16

Total from investment operations	0.24		0.15	0.38	(0.21)	0.50	0.45

Less dividends and distributions:
From net investment income	(0.12)		(0.25)	(0.24)	(0.18)	(0.22)	(0.30)
From net realized gain on investments	(0.11)		(0.03)	—	(0.23)	(0.34)	(0.25)

Total dividends and distributions	(0.23)		(0.28)	(0.24)	(0.41)	(0.56)	(0.55)

Net asset value at end of period	$11.00		$10.99	$11.12	$10.98	$11.60	$11.66

Total investment return (a)	2.25	%(b)	1.34%	3.51%	(1.82%)	4.46%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07	%††	2.00%	2.10%	1.58%	1.86%	2.53%
Net expenses	0.77	%††	0.74%	0.74%	0.79%	0.82%	0.78%
Portfolio turnover rate (c)	46%		155%	131%	154%	174%	106%
Net assets at end of period (in 000’s)	$36,731		$38,662	$42,368	$52,658	$77,156	$82,180

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 41%, 90%, 56%, 63%, 142% and 95% for the six months ended April 30, 2016, and the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.04		$11.17	$11.03	$11.65	$11.71	$11.81

Net investment income (loss)	0.10		0.21	0.21	0.17	0.21	0.28
Net realized and unrealized gain (loss) on investments	0.14		(0.08)	0.15	(0.39)	0.28	0.15

Total from investment operations	0.24		0.13	0.36	(0.22)	0.49	0.43

Less dividends and distributions:
From net investment income	(0.11)		(0.23)	(0.22)	(0.17)	(0.21)	(0.28)
From net realized gain on investments	(0.11)		(0.03)	—	(0.23)	(0.34)	(0.25)

Total dividends and distributions	(0.22)		(0.26)	(0.22)	(0.40)	(0.55)	(0.53)

Net asset value at end of period	$11.06		$11.04	$11.17	$11.03	$11.65	$11.71

Total investment return (a)	2.25	%(b)	1.16%	3.30%	(1.95%)	4.33%	3.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92	%††	1.82%	1.92%	1.46%	1.76%	2.39%
Net expenses	0.92	%††	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	1.01	%††	0.98%	0.97%	1.00%	1.04%	1.10%
Portfolio turnover rate (c)	46%		155%	131%	154%	174%	106%
Net assets at end of period (in 000’s)	$5,188		$4,617	$4,811	$5,563	$6,852	$6,326

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 41%, 90%, 56%, 63%, 142% and 95% for the six month ended April 30, 2016, and the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.00		$11.13	$10.99	$11.61	$11.67	$11.77

Net investment income (loss)	0.14		0.26	0.27	0.23	0.26	0.33
Net realized and unrealized gain (loss) on investments	0.12		(0.08)	0.15	(0.39)	0.28	0.16

Total from investment operations	0.26		0.18	0.42	(0.16)	0.54	0.49

Less dividends and distributions:
From net investment income	(0.14)		(0.28)	(0.28)	(0.23)	(0.26)	(0.34)
From net realized gain on investments	(0.11)		(0.03)	—	(0.23)	(0.34)	(0.25)

Total dividends and distributions	(0.25)		(0.31)	(0.28)	(0.46)	(0.60)	(0.59)

Net asset value at end of period	$11.01		$11.00	$11.13	$10.99	$11.61	$11.67

Total investment return (a)	2.43	%(b)	1.69%	3.85%	(1.47%)	4.86%	4.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	%††	2.33%	2.43%	1.96%	2.25%	2.88%
Net expenses	0.40	%††	0.40%	0.41%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.52	%††	0.49%	0.49%	0.54%	0.57%	0.53%
Portfolio turnover rate (c)	46%		155%	131%	154%	174%	106%
Net assets at end of period (in 000’s)	$218,862		$244,618	$290,617	$340,887	$370,596	$377,749

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 41%, 90%, 56%, 63%, 142% and 95% for the six months ended April 30, 2016, and the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference)

on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

28	MainStay Indexed Bond Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the

29

Notes to Financial Statements (Unaudited) (continued)

financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures

30	MainStay Indexed Bond Fund

may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$84,406	$84,406

Total Fair Value		$84,406	$84,406

31

Notes to Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$104,167	$104,167

Total Fair Value		$104,167	$104,167

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(59,301)	$(59,301)

Total Realized Gain (Loss)		$(59,301)	$(59,301)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(19,761)	$(19,761)

Total Change in Unrealized Appreciation (Depreciation)		$(19,761)	$(19,761)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long (a)	$10,183,957	$10,183,957
Futures Contracts Short (a)	$(5,542,938)	$(5,542,938)

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $333,364 and waived its fees and/or reimbursed expenses in the amount of $132,288.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service

32	MainStay Indexed Bond Fund

activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,690 and $768, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $162.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$28,484
Investor Class	9,312
Class I	171,487

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$8,321,255
Long-Term Capital Gain	990,640
Total	$9,311,895

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of U.S. government securities were $109,586 and $130,098, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $12,499 and $24,407, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	534,494	$5,814,996
Shares issued to shareholders in reinvestment of dividends and distributions	71,284	771,156
Shares redeemed	(783,307)	(8,515,795)

Net increase (decrease) in shares outstanding before conversion	(177,529)	(1,929,643)
Shares converted into Class A (See Note 1)	8,420	91,245
Shares converted from Class A (See Note 1)	(11,418)	(124,915)

Net increase (decrease)	(180,527)	$(1,963,313)

Year ended October 31, 2015:
Shares sold	840,625	$9,350,115
Shares issued to shareholders in reinvestment of dividends and distributions	89,831	997,474
Shares redeemed	(1,220,818)	(13,531,828)

Net increase (decrease) in shares outstanding before conversion	(290,362)	(3,184,239)
Shares converted into Class A (See Note 1)	12,873	142,484
Shares converted from Class A (See Note 1)	(14,973)	(166,323)

Net increase (decrease)	(292,462)	$(3,208,078)

33

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	80,486	$882,296
Shares issued to shareholders in reinvestment of dividends and distributions	8,576	93,237
Shares redeemed	(41,057)	(449,889)

Net increase (decrease) in shares outstanding before conversion	48,005	525,644
Shares converted into Investor Class (See Note 1)	11,356	124,915
Shares converted from Investor Class (See Note 1)	(8,381)	(91,245)

Net increase (decrease)	50,980	$559,314

Year ended October 31, 2015:
Shares sold	60,184	$672,866
Shares issued to shareholders in reinvestment of dividends and distributions	9,817	109,513
Shares redeemed	(84,675)	(942,210)

Net increase (decrease) in shares outstanding before conversion	(14,674)	(159,831)
Shares converted into Investor Class (See Note 1)	14,906	166,323
Shares converted from Investor Class (See Note 1)	(12,812)	(142,484)

Net increase (decrease)	(12,580)	$(135,992)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,965,008	$21,413,953
Shares issued to shareholders in reinvestment of dividends and distributions	490,604	5,313,630
Shares redeemed	(4,826,799)	(52,374,733)

Net increase (decrease)	(2,371,187)	$(25,647,150)

Year ended October 31, 2015:
Shares sold	8,875,571	$98,637,826
Shares issued to shareholders in reinvestment of dividends and distributions	718,311	7,979,927
Shares redeemed	(13,467,893)	(149,120,335)

Net increase (decrease)	(3,874,011)	$(42,502,582)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Indexed Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

36	MainStay Indexed Bond Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that the Fund’s expense limitation arrangement had been reduced effective February 28, 2014 and noted favorably the impact of the lower expense limitation on the Fund’s management fee and total expenses relative to peers.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

38	MainStay Indexed Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois
MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695304 MS164-16	MSIN10-06/16 (NYLIM) NL0B3

MainStay Total Return Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.43 2.16%	–3.91 0.62%	2.45 3.39%	4.50 4.98%	1.08 1.08%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.28 2.32	–3.67 0.87	2.39 3.34	4.42 4.90	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.14 1.86	–4.89 0.02	2.20 2.56	4.10 4.10	1.76 1.76
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.86 1.86	–0.96 0.02	2.54 2.54	4.11 4.11	1.76 1.76
Class I Shares	No Sales Charge		2.39	1.15	3.72	5.33	0.83
Class R1 Shares[4]	No Sales Charge		2.34	1.05	3.62	5.22	0.93
Class R2 Shares[4]	No Sales Charge		2.21	0.84	3.37	4.96	1.18
Class R3 Shares[5]	No Sales Charge		2.08	0.54	3.10	4.69	1.43
Class R6 Shares[6]	No Sales Charge		2.43	1.22	3.74	5.34	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses.
Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class I shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.
6.	Performance figures for Class R6 shares, first offered on December 29, 2014, include the historical performance of Class I shares through December 28, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[7]	2.82%	2.72%	3.60%	4.95%
Average Lipper Core Bond Fund[8]	2.46	1.81	3.34	4.46

7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Core Bond Fund is representative of funds that invest in at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,021.60	$5.28	$1,019.60	$5.27

Investor Class Shares	$1,000.00	$1,023.20	$4.53	$1,020.40	$4.52

Class B Shares	$1,000.00	$1,018.60	$8.23	$1,016.70	$8.22

Class C Shares	$1,000.00	$1,018.60	$8.23	$1,016.70	$8.22

Class I Shares	$1,000.00	$1,023.90	$3.02	$1,021.90	$3.02

Class R1 Shares	$1,000.00	$1,023.40	$3.52	$1,021.40	$3.52

Class R2 Shares	$1,000.00	$1,022.10	$4.78	$1,020.10	$4.77

Class R3 Shares[2,3]	$1,000.00	$1,027.20	$2.03	$1,006.30	$2.01

Class R6 Shares	$1,000.00	$1,024.30	$2.67	$1,022.20	$2.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.05% for Class A, 0.90% for Investor Class, 1.64% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1, 0.95% for Class R2, 1.20% for Class R3 and 0.53% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class B, Class C, Class I, Class R1, Class R2 and Class R6 (to reflect the six-month period) and 61 days for Class R3 to (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.02 for Class R3 and the ending account value would have been $1,018.90 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or issuers held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–6.50%, due 2/1/17–6/1/43

2.	United States Treasury Notes, 1.00%–2.50%, due 11/30/19–5/15/25

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 1/1/21–8/1/44

4.	United States Treasury Bonds, 2.75%–6.25%, due 5/15/30–8/15/45

5.	JPMorgan Chase & Co., 3.375%–4.85%, due 5/1/23–2/1/44
6.	Bank of America Corp., 3.30%–6.30%, due 1/24/22–12/29/49

7.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/18/18–10/1/37

8.	Morgan Stanley, 4.875%–5.75%, due 1/25/21–11/24/25

9.	NBC Universal Media LLC, 5.15%–5.95%, due 4/30/20–4/1/41

10.	Citigroup, Inc., 2.50%–5.875%, due 7/29/19–5/6/44

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Total Return Bond Fund returned 2.16% for Class A shares, 2.32% for Investor Class shares and 1.86% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned 2.39%, Class R1 shares returned 2.34%, Class R2 shares returned 2.21%, Class R3 shares1 returned 2.08% and Class R6 shares returned 2.43%. For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the 2.46% return of the Average Lipper3 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product4 generally affects relative performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market typically demands more compensation for risk, often enabling defensively-postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product generally falls, frequently leading to tighter spreads, higher prices for risk assets and superior returns for aggressively postured portfolios. We believe that peer funds that were more defensively postured than the Fund, either through reduced commitments to credit risk or longer portfolio durations,5 would likely have had better performance than the Fund during the reporting period. We believe that peer funds that were more aggressively postured, with larger commitments to credit-sensitive sectors such as high-yield corporate bonds, would likely have had poorer performance than the Fund.

The Fund underperformed the Barclays U.S. Aggregate Bond Index primarily for two reasons.

•	U.S. Treasury yields fell, on average, during the reporting period; and since the Fund had a shorter duration than the benchmark, the Fund was less sensitive to this change.
•	Performance was sluggish for holdings within the Fund’s commodity-sensitive sectors, such as pipelines, energy and metals/mining.

These effects were mostly offset by several postures that benefited the Fund relative to the Barclays U.S. Aggregate Bond Index.

•	Overweight positions in credit-related product (investment-grade corporate bonds, high-yield corporate bonds) offered a yield advantage.

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield curve[6] contrasted with the more uniform distribution of the benchmark. During the reporting period, the Fund benefited from the narrowing of yields between shorter-maturity U.S. Treasury securities and 10-year U.S. Treasury securities.

•

Within its residential mortgage-backed securities position, the Fund emphasized agency pass-through securities[7] with stable cash flow profiles. These securities are collateralized by pools of loans with restrained refinancing incentives (an example might be a pool of smaller-balance loans); and in a period of falling mortgage rates, this defense against refinancing enabled the securities to preserve yield by moderating prepayment speeds. Underweighting Ginnie Mae mortgage-backed securities relative to the benchmark also contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Prices of Ginnie Mae securities fell when faster prepayments became more likely as refinancing increased among borrowers eligible for Federal Housing Administration mortgages.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund had a duration of 4.7 years, which was approximately 0.8 years shorter than the duration of the Barclays U.S. Aggregate Bond Index. To remain nearly fully invested while maintaining a relatively short duration posture, the Fund executed the duration tilt with U.S. Treasury futures and maintained the duration gap near 0.8 years throughout the reporting period.

Duration affected Fund returns in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

than that of the Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture detracted from the Fund’s performance relative to the benchmark and longer-duration peers as U.S. Treasury yields fell, on average, during the reporting period. The yield effect was also a performance headwind for the Fund, as the presence of U.S. Treasury futures lowered the Fund’s yield.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) to have returns superior to those of government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to increase the federal funds target rate at a gradual pace. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability led us to believe that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would buoy the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, lower interest rates enabled banks to preserve margins and profitability. Among the Fund’s bank holdings that contributed positively to performance were Goldman Sachs, PNC Bank, Bank of America and Wells Fargo. Homebuilders and related entities, such as KB Homes and Building Materials Corp. benefited from the upturn in housing. Technology-related credits, such as Freescale Semiconductors and Zebra Technology, outperformed on merger potential and healthy momentum among technology stocks. Credits with improving balance sheets, such as Telefonica, attracted investors. Pharmaceutical and biotechnology companies, such as Zoetis and Gilead Sciences, capitalized on a rapidly advancing state of the art.

On the downside, weak consumer spending patterns and online competition led to sluggish performance for the Fund’s bond holdings of retailers such as Macy’s and Nordstrom, for whom mall traffic is a key revenue source. The mispricing of risk and mispricing of acquisitions were concerns for the insurance sector, and the Fund’s holdings in Liberty Mutual and XL Group detracted from performance. The outlook for companies involved in the exploration/production of gas and oil was clouded by a supply-and-demand imbalance that led to price declines. Fund holdings such as Whiting Petroleum, Marathon Petroleum and Chesapeake Energy were examples of credits that negatively affected the Fund’s performance. Further downstream, Fund holdings in the pipelines sector, such as Enlink Midstream and Access Midstream, detracted from results.

As discussed earlier, we favored mortgage-backed securities with underlying loans that we believed were less apt to refinance. The stability of these securities’ cash-flow profiles led to better relative performance against the backdrop of declining U.S. Treasury yields and mortgage rates.

Did the Fund make any significant purchases or sales during the reporting period?

The majority of the Fund’s trading activity took the form of relative-value trades in corporate bonds, rolling U.S. Treasury futures forward, reinvesting mortgage paydowns and responding to periods of cash contributions and withdrawals. The Fund’s relative-value trades in corporate bonds often took the form of yield-curve-extension trades when an issuer’s term structure proved attractively steep. In one example, the Fund picked up 43 basis points in yield at the security level by extending one year of maturity in Welltower, a health care property real estate investment trust (REIT). (A basis point is one-hundredth of a percentage point.) In another example, the Fund added 200 basis points in yield at the security level by selling a Lloyds Bank holding maturing in 2020 and purchasing an issue maturing in 2025.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings were relatively stable during the reporting period. The industry distribution of our corporate bond position, however, did shift as the Fund rotated dollars from commodity-sensitive sectors, such as energy and basic materials, to less-cyclical sectors, such as beverages, banking and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds and high-yield corporate bonds. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund’s sector allocation committed capital to credit-sensitive sectors and deemphasized sectors that are typically lower yielding, such as U.S. Treasury securities, agency debentures and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Total Return Bond Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.0%† Corporate Bonds 56.1%
Aerospace & Defense 0.5%
KLX, Inc. 5.875%, due 12/1/22 (a)	$5,805,000	$5,841,281
TransDigm, Inc. 6.50%, due 7/15/24	475,000	478,562

		6,319,843

Agriculture 1.4%
Altria Group, Inc.
9.25%, due 8/6/19	2,838,000	3,526,536
9.95%, due 11/10/38	620,000	1,120,265
Cargill, Inc.
4.307%, due 5/14/21 (a)	3,000,000	3,286,146
6.00%, due 11/27/17 (a)	1,050,000	1,126,904
7.35%, due 3/6/19 (a)	1,340,000	1,549,587
Philip Morris International, Inc.
4.25%, due 11/10/44	3,300,000	3,526,056
4.375%, due 11/15/41	3,175,000	3,438,919
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	858,827

		18,433,240

Auto Manufacturers 1.2%
Ford Motor Co.
7.45%, due 7/16/31	2,095,000	2,780,319
9.215%, due 9/15/21	2,355,000	2,966,372
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	3,087,463
General Motors Financial Co., Inc.
3.15%, due 1/15/20	5,750,000	5,855,926
3.20%, due 7/13/20	1,620,000	1,642,946

		16,333,026

Auto Parts & Equipment 0.5%
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	450,000	486,000
MPG Holdco I, Inc. 7.375%, due 10/15/22	5,700,000	5,700,000

		6,186,000

Banks 8.4%
♦Bank of America Corp.
3.30%, due 1/11/23	680,000	691,072
4.25%, due 10/22/26	11,900,000	12,162,621
5.125%, due 12/29/49 (b)	2,075,000	1,942,719
5.70%, due 1/24/22	415,000	476,878
6.30%, due 12/29/49 (b)	1,500,000	1,571,250
Barclays Bank PLC 6.05%, due 12/4/17 (a)	4,028,000	4,264,387

	Principal Amount	Value
Banks (continued)
CIT Group, Inc. 6.625%, due 4/1/18 (a)	$3,835,000	$4,041,131
♦Citigroup, Inc.
2.50%, due 7/29/19	5,880,000	5,978,784
4.05%, due 7/30/22	580,000	607,140
5.30%, due 5/6/44	3,000,000	3,208,770
5.875%, due 1/30/42	3,489,000	4,325,994
Discover Bank
7.00%, due 4/15/20	1,340,000	1,518,816
8.70%, due 11/18/19	474,000	551,517
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,850,000	2,953,526
5.95%, due 1/18/18	1,000,000	1,069,932
6.15%, due 4/1/18	5,000,000	5,402,565
6.75%, due 10/1/37	5,000,000	6,061,385
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	11,500,000	11,628,881
4.85%, due 2/1/44	5,000,000	5,767,695
Lloyds Banking Group PLC 4.582%, due 12/10/25 (a)	8,183,000	8,204,415
Mellon Capital III 6.369%, due 9/5/66 (b)	GBP 2,500,000	3,643,745
♦Morgan Stanley
4.875%, due 11/1/22	$3,945,000	4,292,184
5.00%, due 11/24/25	4,535,000	4,936,112
5.75%, due 1/25/21	5,000,000	5,697,545
Regions Bank 7.50%, due 5/15/18	392,000	430,783
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	3,700,000	3,621,623
Santander Bank N.A. 2.00%, due 1/12/18	1,175,000	1,170,264
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,376,901
Wells Fargo & Co.
4.90%, due 11/17/45	215,000	232,472
5.375%, due 11/2/43	1,070,000	1,218,986
Wells Fargo Bank N.A. 5.85%, due 2/1/37	555,000	678,107

		109,728,200

Beverages 1.4%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	10,905,000	11,199,904
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	2,000,000	2,329,008
Constellation Brands, Inc. 3.875%, due 11/15/19	5,000,000	5,262,500

		18,791,412

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	$2,010,000	$2,082,933
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	4,165,103

		6,248,036

Building Materials 0.5%
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	4,940,000	5,149,950
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,075,150

		7,225,100

Chemicals 1.2%
Dow Chemical Co. (The) 9.40%, due 5/15/39	1,000	1,532
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,435,822
Huntsman International LLC 5.125%, due 11/15/22	4,500,000	4,522,500
WR Grace & Co. 5.125%, due 10/1/21 (a)	5,595,000	5,857,965

		15,817,819

Commercial Services 0.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	125,000	119,475
United Rentals North America, Inc.
4.625%, due 7/15/23	1,885,000	1,877,931
7.625%, due 4/15/22	3,750,000	4,003,125

		6,000,531

Computers 1.1%
Hewlett Packard Enterprise Co. 2.85%, due 10/5/18 (a)	6,145,000	6,272,871
HP, Inc. 4.65%, due 12/9/21	2,200,000	2,349,204
NCR Corp.
5.00%, due 7/15/22	3,150,000	3,157,875
6.375%, due 12/15/23	2,975,000	3,094,000

		14,873,950

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,299,382
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,799,349

		5,098,731

Electric 2.2%
Calpine Corp. 5.75%, due 1/15/25	4,595,000	4,640,950

	Principal Amount	Value
Electric (continued)
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	$3,000,000	$3,397,077
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	6,000,000	6,443,370
IPALCO Enterprises, Inc.
3.45%, due 7/15/20	1,375,000	1,402,500
5.00%, due 5/1/18	1,000,000	1,048,750
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,875,125
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,107,437
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	673,209
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,663,085

		28,251,503

Electronics 0.2%
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,150,299

Engineering & Construction 0.2%
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,231,739

Entertainment 0.3%
Isle of Capri Casinos, Inc. 8.875%, due 6/15/20	450,000	473,062
Scientific Games International, Inc. 7.00%, due 1/1/22 (a)	4,000,000	4,077,500

		4,550,562

Finance—Auto Loans 0.3%
Ally Financial, Inc.
6.25%, due 12/1/17	53,000	55,186
7.50%, due 9/15/20	166,000	186,335
8.00%, due 11/1/31	3,580,000	4,287,050

		4,528,571

Finance—Consumer Loans 0.6%
Navient Corp. 6.00%, due 1/25/17	3,435,000	3,490,819
Springleaf Finance Corp. 6.00%, due 6/1/20	5,000,000	4,787,500

		8,278,319

Finance—Credit Card 0.4%
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,065,150
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,545,277

		4,610,427

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	$275,000	$301,214
Jefferies Group LLC
6.45%, due 6/8/27	1,960,000	2,101,336
8.50%, due 7/15/19	2,800,000	3,204,695

		5,607,245

Finance—Leasing Companies 0.2%
International Lease Finance Corp. 5.75%, due 5/15/16	2,070,000	2,071,304

Food 0.8%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,343,290
Tyson Foods, Inc. 5.15%, due 8/15/44	5,000,000	5,722,250

		10,065,540

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20	2,215,000	2,286,988

Health Care—Products 1.1%
Alere, Inc. 6.50%, due 6/15/20	4,963,000	4,913,370
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (a)	475,000	448,281
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	8,900,000	9,145,213

		14,506,864

Health Care—Services 3.1%
Anthem, Inc.
2.30%, due 7/15/18	7,949,000	8,055,946
4.65%, due 1/15/43	3,895,000	4,021,334
CHS / Community Health Systems, Inc.
6.875%, due 2/1/22	450,000	407,250
7.125%, due 7/15/20	3,750,000	3,619,800
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,739,254
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	3,450,000	3,613,875
Fresenius Medical Care U.S. Finance, Inc.
5.75%, due 2/15/21 (a)	825,000	903,375
6.875%, due 7/15/17	1,250,000	1,315,625
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (a)	2,690,000	2,928,738
6.50%, due 9/15/18 (a)	65,000	71,416

	Principal Amount	Value
Health Care—Services (continued)
HCA, Inc. 5.00%, due 3/15/24	$5,000,000	$5,175,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	5,475,000	5,716,776
Roche Holdings, Inc. 6.00%, due 3/1/19 (a)	431,000	485,900
Tenet Healthcare Corp. 8.125%, due 4/1/22	450,000	466,875

		40,521,164

Home Builders 1.6%
CalAtlantic Group, Inc. 5.875%, due 11/15/24	5,820,000	6,154,650
K. Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (a)	475,000	424,165
KB Home 7.25%, due 6/15/18	4,700,000	5,017,250
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,560,457
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,180,000	3,195,900

		21,352,422

Home Furnishing 0.7%
Whirlpool Corp. (MTN) 4.85%, due 6/15/21	8,850,000	9,783,206

Insurance 3.4%
Genworth Holdings, Inc. 4.90%, due 8/15/23	3,487,000	2,493,205
Hartford Financial Services Group, Inc. (The)
6.00%, due 1/15/19	600,000	658,045
6.10%, due 10/1/41	2,495,000	2,973,039
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	2,020,000	2,116,445
6.50%, due 3/15/35 (a)	335,000	397,360
6.50%, due 5/1/42 (a)	3,675,000	4,321,135
Markel Corp.
3.625%, due 3/30/23	2,515,000	2,550,275
5.00%, due 3/30/43	2,500,000	2,522,235
Protective Life Corp.
6.40%, due 1/15/18	3,050,000	3,255,790
7.375%, due 10/15/19	4,180,000	4,833,104
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	4,112,018
Validus Holdings, Ltd. 8.875%, due 1/26/40	2,570,000	3,389,671
Voya Financial, Inc.
2.90%, due 2/15/18	3,380,000	3,437,778
5.50%, due 7/15/22	3,520,000	3,951,193

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
XLIT, Ltd. 6.50%, due 10/29/49 (b)	$4,475,000	$3,132,500

		44,143,793

Iron & Steel 0.8%
AK Steel Corp. 7.625%, due 10/1/21	2,525,000	2,083,125
ArcelorMittal 8.00%, due 10/15/39	3,100,000	2,883,000
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	4,380,000	1,752,000
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,141,000

		9,859,125

Leisure Time 0.2%
NCL Corp., Ltd. 5.25%, due 11/15/19 (a)	2,925,000	3,005,437

Lodging 1.6%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,193,750
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,736,709
4.25%, due 3/1/22	6,370,000	6,681,684
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (a)	7,510,000	7,186,131

		20,798,274

Machinery—Construction & Mining 0.1%
Terex Corp. 6.00%, due 5/15/21	1,000,000	990,000

Machinery—Diversified 0.5%
Zebra Technologies Corp. 7.25%, due 10/15/22	6,100,000	6,603,860

Media 3.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 6.50%, due 4/30/21	2,000,000	2,069,600
CCO Safari II LLC 4.464%, due 7/23/22 (a)	4,000,000	4,252,956
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	1,145,000	1,150,725
Series B 7.625%, due 3/15/20	2,360,000	2,187,437
DISH DBS Corp.
4.625%, due 7/15/17	600,000	614,250
5.875%, due 7/15/22	475,000	461,938

	Principal Amount	Value
Media (continued)
iHeartCommunications, Inc. 9.00%, due 9/15/22	$4,925,000	$3,459,812
♦NBC Universal Media LLC
5.15%, due 4/30/20	7,900,000	8,984,156
5.95%, due 4/1/41	4,474,000	5,845,393
Time Warner Cable, Inc. 8.75%, due 2/14/19	7,000,000	8,258,110
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,769,071
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,572,557
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,228,150

		45,854,155

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	5,747,625
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (a)	2,500,000	2,175,000
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (a)	265,000	344,095
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	5,685,000	3,979,500

		12,246,220

Oil & Gas 2.5%
CHC Helicopter S.A. 9.25%, due 10/15/20	234,000	104,130
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (c)(d)(e)	225,000	60,750
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,878,384
CITGO Petroleum Corp. 6.25%, due 8/15/22 (a)	4,025,000	3,924,375
Concho Resources, Inc. 5.50%, due 4/1/23	3,370,000	3,395,275
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	4,902,187
LINN Energy LLC / LINN Energy Finance Corp. 6.50%, due 9/15/21	250,000	21,875
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	3,541,965
Sanchez Energy Corp. 6.125%, due 1/15/23	2,235,000	1,670,663
SM Energy Co. 5.00%, due 1/15/24	2,000,000	1,665,000
Valero Energy Corp. 6.125%, due 6/15/17	9,600,000	10,036,090

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Whiting Petroleum Corp. 5.00%, due 3/15/19	$2,100,000	$1,858,500

		33,059,194

Oil & Gas Services 0.0%‡
Basic Energy Services, Inc. 7.75%, due 10/15/22	255,000	80,963

Packaging & Containers 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (a)	475,000	476,187
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (a)	3,000,000	3,090,000
Reynolds Group Issuer, Inc. 8.25%, due 2/15/21	475,000	491,625

		4,057,812

Pharmaceuticals 1.2%
Actavis Funding SCS 4.75%, due 3/15/45	2,435,000	2,463,071
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (a)	3,515,000	3,356,825
Zoetis, Inc.
3.25%, due 2/1/23	6,885,000	6,937,801
4.70%, due 2/1/43	2,745,000	2,690,748

		15,448,445

Pipelines 2.8%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20 (a)	5,680,000	5,752,352
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	408,000	423,219
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	4,130,000	3,579,074
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (a)	4,850,000	4,794,375
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	371,982
MPLX, L.P. 4.875%, due 6/1/25 (a)	7,505,000	7,252,029
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,532,246
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,335,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	4,000,000	4,100,000

		37,140,277

	Principal Amount	Value
Private Equity 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	$2,255,000	$2,150,706
6.00%, due 8/1/20	3,090,000	3,082,584

		5,233,290

Real Estate 0.5%
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,919,307

Real Estate Investment Trusts 1.5%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,572,839
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,874,682
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	139,860
Iron Mountain, Inc. 5.75%, due 8/15/24	5,425,000	5,574,188
Ventas Realty, L.P. / Ventas Capital Corp.
4.00%, due 4/30/19	2,920,000	3,065,232
4.25%, due 3/1/22	1,370,000	1,455,330
Welltower, Inc.
3.75%, due 3/15/23	570,000	576,361
5.25%, due 1/15/22	2,445,000	2,710,478
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	150,827

		20,119,797

Retail 2.3%
CVS Health Corp. 2.80%, due 7/20/20	6,880,000	7,144,632
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(d)	67,522	74,469
Dollar Tree, Inc. 5.75%, due 3/1/23 (a)	3,470,000	3,705,266
L Brands, Inc. 8.50%, due 6/15/19	127,000	149,860
Macy’s Retail Holdings, Inc.
3.875%, due 1/15/22	2,050,000	2,101,000
6.90%, due 4/1/29	1,988,000	2,200,102
7.45%, due 7/15/17	2,740,000	2,925,062
Nordstrom, Inc. 5.00%, due 1/15/44	2,643,000	2,763,658
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,534,350
QVC, Inc.
4.45%, due 2/15/25	1,535,000	1,523,833
4.85%, due 4/1/24	1,550,000	1,567,486

		30,689,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors 0.3%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (a)	$3,860,000	$4,014,400

Telecommunications 3.1%
AT&T, Inc. 5.00%, due 3/1/21	6,300,000	7,040,149
Crown Castle Towers LLC 5.495%, due 1/15/37 (a)	3,578,000	3,601,437
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	1,041,783
Level 3 Financing, Inc.
5.375%, due 1/15/24 (a)	2,160,000	2,192,400
5.375%, due 5/1/25	1,845,000	1,877,287
Sprint Capital Corp.
6.875%, due 11/15/28	755,000	560,588
6.90%, due 5/1/19	475,000	434,625
8.75%, due 3/15/32	325,000	258,375
T-Mobile USA, Inc.
6.375%, due 3/1/25	500,000	525,000
6.731%, due 4/28/22	4,500,000	4,736,250
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	513,600
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,622,788
Verizon Communications, Inc.
3.45%, due 3/15/21	785,000	834,256
5.15%, due 9/15/23	9,680,000	11,132,900

		40,371,438

Toys, Games & Hobbies 0.3%
Hasbro, Inc.
5.10%, due 5/15/44	2,045,000	2,117,135
6.35%, due 3/15/40	1,500,000	1,783,892

		3,901,027

Total Corporate Bonds (Cost $735,378,611)		737,388,573

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.669%, due 12/25/36 (a)(b)	97,109	85,317
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.094%, due 12/10/49 (f)	3,312,448	3,460,332
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,784,561

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	$1,298,904	$1,326,914
TimberStar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (a)	160,000	162,111
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.147%, due 2/15/51 (f)	2,869,334	2,954,948

		10,774,183

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.94%, due 2/25/42 (a)(b)(c)(d)	316,657	268,941

Total Mortgage-Backed Securities (Cost $10,921,847)		11,043,124

U.S. Government & Federal Agencies 41.1%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	165	181

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.4%
2.50%, due 6/1/35 (b)	96,394	101,535
3.00%, due 6/1/43	8,095,701	8,307,456
3.50%, due 12/1/41	8,037,046	8,438,587
3.50%, due 5/1/42	7,374,288	7,739,664
3.50%, due 2/1/43	7,235,277	7,587,444
3.50%, due 5/1/43	2,985,657	3,141,551
3.50%, due 5/1/44	10,378,681	10,964,612
4.00%, due 8/1/31	2,063,134	2,224,137
4.00%, due 1/1/41	2,677,089	2,915,159
4.00%, due 2/1/41	4,700,229	5,082,848
4.00%, due 4/1/41	1,263,389	1,364,504
4.00%, due 1/1/42	14,586,802	15,837,826
4.00%, due 6/1/42	5,505,654	5,941,836
4.00%, due 8/1/44	9,048,667	9,821,388
4.50%, due 9/1/39	361,883	402,901
4.50%, due 1/1/40	2,664,322	2,947,663
4.50%, due 12/1/40	1,823,204	2,029,814
4.50%, due 5/1/41	1,803,023	1,975,791
4.50%, due 6/1/41	7,863,155	8,666,240
4.50%, due 8/1/41	3,528,527	3,873,633
5.00%, due 8/1/33	205,855	229,337
5.50%, due 1/1/21	68,065	72,988

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 2/1/33	$79,791	$89,947
5.50%, due 7/1/34	207,939	234,923
5.50%, due 4/1/37	10,974	12,319
5.50%, due 5/1/37	7,514	8,430
5.50%, due 7/1/37	35,338	39,598
5.50%, due 1/1/38	74,125	84,281
6.00%, due 2/1/27	48,839	55,294
6.00%, due 3/1/36	63,971	73,282
6.50%, due 4/1/37	118,605	142,466

		110,407,454

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.2%
2.00%, due 4/26/19	14,275,000	14,371,599
3.00%, due 4/1/43	2,457,110	2,524,503
3.50%, due 2/1/41	7,269,398	7,630,938
3.50%, due 3/1/41	650,156	682,475
3.50%, due 11/1/41	11,787,383	12,393,603
3.50%, due 1/1/42	1,953,590	2,070,870
3.50%, due 3/1/42	4,157,875	4,371,626
3.50%, due 10/1/42	3,453,345	3,633,143
3.50%, due 2/1/43	3,350,693	3,539,864
3.50%, due 3/1/43	6,083,116	6,400,624
3.50%, due 5/1/43	2,946,979	3,089,371
3.50%, due 6/1/43	954,509	1,004,461
4.00%, due 9/1/31	1,591,170	1,714,578
4.00%, due 11/1/40	1,224,732	1,333,043
4.00%, due 1/1/41	3,361,554	3,655,272
4.00%, due 2/1/41	17,395,826	18,646,851
4.00%, due 3/1/41	3,311,027	3,603,893
4.00%, due 10/1/41	4,147,067	4,513,877
4.00%, due 1/1/42	7,736,309	8,353,284
4.00%, due 2/1/42	1,955,587	2,092,333
4.00%, due 3/1/42	10,639,909	11,474,197
4.00%, due 7/1/42	2,171,689	2,332,538
4.00%, due 9/1/42	4,454,195	4,805,363
4.50%, due 4/1/18	15,242	15,677
4.50%, due 7/1/18	88,961	91,499
4.50%, due 11/1/18	117,455	120,956
4.50%, due 6/1/23	170,603	178,974
4.50%, due 6/1/39	10,256,116	11,228,630
4.50%, due 8/1/39	3,995,214	4,414,238
4.50%, due 9/1/39	4,074,809	4,455,042
4.50%, due 1/1/40	615,373	671,451
4.50%, due 8/1/40	1,161,396	1,265,722
4.50%, due 9/1/40	8,126,234	8,886,035
4.50%, due 12/1/40	8,104,269	8,911,972
4.50%, due 7/1/41	3,849,155	4,229,226
4.50%, due 8/1/41	2,117,593	2,334,589
4.50%, due 8/1/42	2,272,794	2,499,066

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 9/1/17	$23,762	$24,463
5.00%, due 9/1/20	25,195	26,141
5.00%, due 10/1/20	59,322	62,736
5.00%, due 12/1/20	92,149	97,999
5.00%, due 7/1/33	412,145	457,440
5.00%, due 10/1/33	172,385	191,734
5.00%, due 5/1/35	958,913	1,064,305
5.00%, due 6/1/35	1,735,613	1,929,171
5.00%, due 7/1/35	165,068	182,602
5.00%, due 1/1/36	200,081	221,950
5.00%, due 2/1/36	1,494,182	1,657,585
5.00%, due 5/1/36	543,943	603,417
5.00%, due 9/1/36	145,643	161,520
5.50%, due 2/1/17	8,162	8,234
5.50%, due 6/1/21	128,130	138,373
5.50%, due 6/1/33	959,970	1,085,470
5.50%, due 11/1/33	152,487	172,435
5.50%, due 12/1/33	109,741	124,096
5.50%, due 4/1/34	398,088	450,158
5.50%, due 5/1/34	552,045	624,236
5.50%, due 6/1/34	144,656	163,476
5.50%, due 3/1/35	191,069	215,452
5.50%, due 4/1/36	371,457	418,595
5.50%, due 12/1/36	93,767	105,207
5.50%, due 1/1/37	496,898	571,859
5.50%, due 4/1/37	287,315	321,291
5.50%, due 7/1/37	473,752	545,425
5.50%, due 8/1/37	129,292	146,079
5.50%, due 9/1/37	3,175	3,572
6.00%, due 8/1/17	3,446	3,508
6.00%, due 1/1/33	58,540	67,489
6.00%, due 3/1/33	66,292	76,398
6.00%, due 8/1/34	2,578	2,965
6.00%, due 9/1/35	161,878	188,126
6.00%, due 6/1/36	71,117	81,093
6.00%, due 12/1/36	119,608	137,168
6.00%, due 4/1/37	45,074	49,962
6.00%, due 9/1/37	15,752	17,935
6.00%, due 10/1/37	178,988	193,945
6.00%, due 11/1/37	13,838	15,764
6.00%, due 1/1/38	2,510	2,866
6.00%, due 11/1/38	130,626	148,733
6.50%, due 6/1/31	21,923	25,135
6.50%, due 8/1/31	13,546	16,192
6.50%, due 10/1/31	10,346	12,352
6.50%, due 6/1/32	32,203	36,922
6.50%, due 6/1/36	5,265	6,037
6.50%, due 7/1/36	13,829	16,050
6.50%, due 8/1/36	1,564	1,794
6.50%, due 11/1/36	72,168	83,713

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 2/1/37	$31,875	$38,623
6.50%, due 7/1/37	6,348	7,277
6.50%, due 8/1/37	25,530	29,272
6.50%, due 9/1/37	58,773	67,385
6.50%, due 3/1/38	109,316	125,334

		186,768,442

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.5%
4.00%, due 11/20/40	498,369	536,477
4.00%, due 12/20/44	4,842,742	5,172,157
6.00%, due 2/15/29	11,027	12,526
6.00%, due 4/15/29	63,654	73,595
6.00%, due 8/15/32	135,780	157,117
6.50%, due 7/15/28	17,955	21,102
6.50%, due 5/15/29	9,067	10,764

		5,983,738

♦United States Treasury Bonds 6.1%
2.75%, due 11/15/42	9,610,000	9,830,357
2.875%, due 8/15/45	13,062,000	13,628,865
3.00%, due 11/15/44	32,555,000	34,842,737
3.125%, due 8/15/44	7,075,000	7,760,667
5.375%, due 2/15/31	8,650,000	12,308,007
6.25%, due 5/15/30	1,240,000	1,878,842

		80,249,475

♦United States Treasury Notes 11.8%
1.00%, due 11/30/19	6,260,000	6,248,751
1.25%, due 1/31/20	30,110,000	30,271,149
2.00%, due 7/31/20	13,500,000	13,944,555
2.00%, due 11/30/20	1,450,000	1,497,918
2.125%, due 8/31/20	34,715,000	36,039,863
2.125%, due 5/15/25	24,525,000	25,217,635
2.25%, due 11/15/24	28,500,000	29,636,665
2.50%, due 5/15/24	11,795,000	12,508,232

		155,364,768

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	728,289

Total U.S. Government & Federal Agencies (Cost $528,967,957)		539,502,347

Total Long-Term Bonds (Cost $1,275,268,415)		1,287,934,044

	Shares
Common Stock 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)	2	1,071

Total Common Stock (Cost $4)		1,071

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $12,477,882 (Collateralized by a United State Treasury Note with a rate of 2.00% and a maturity date of 10/31/21, with a Principal Amount of $12,240,000 and a Market Value of $12,729,600)	$12,477,851	$12,477,851

Total Short-Term Investment (Cost $12,477,851)		12,477,851

Total Investments (Cost $1,287,746,270) (g)	99.0%	1,300,412,966
Other Assets, Less Liabilities	1.0	13,653,881
Net Assets	100.0%	$1,314,066,847

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(c)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $330,762, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $405,231, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Restricted security.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2016.

(g)	As of April 30, 2016, cost was $1,287,787,992 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$31,665,171
Gross unrealized depreciation	(19,040,197)

Net unrealized appreciation	$12,624,974

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	2,634,000	$3,834,577	$14,162

Foreign Currency Sales Contracts				Contract Amount Sold	Contract Amount Purchased
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank		2,634,000	3,805,155	(43,584)
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		2,668,000	3,884,883	(14,501)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(43,923)

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,698)	June 2016	$(371,225,250)	$424,154
10-Year United States Treasury Note	(635)	June 2016	(82,589,688)	296,404
United States Treasury Long Bond	52	June 2016	8,492,250	(101,276)

			$(445,322,688)	$619,282

1.	As of April 30, 2016, cash in the amount of $1,621,245 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

GBP—British Pound Sterling

MTN—Medium Term Note

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds (b)	$—	$737,327,823	$60,750	$737,388,573
Mortgage-Backed Securities (c)	—	10,774,183	268,941	11,043,124
U.S. Government & Federal Agencies	—	539,502,347	—	539,502,347

Total Long-Term Bonds	—	1,287,604,353	329,691	1,287,934,044

Common Stock (d)	—	—	1,071	1,071
Short-Term Investment
Repurchase Agreement	—	12,477,851	—	12,477,851

Total Investments in Securities	—	1,300,082,204	330,762	1,300,412,966

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	14,162	—	14,162
Futures Contracts Short (e)	720,558	—	—	720,558

Total Other Financial Instruments	720,558	14,162	—	734,720

Total Investments in Securities and Other Financial Instruments	$720,558	$1,300,096,366	$330,762	$1,301,147,686

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(58,085)	$—	$(58,085)
Futures Contracts Long (e)	(101,276)	—	—	(101,276)

Total Other Financial Instruments	$(101,276)	$(58,085)	$—	$(159,361)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $60,750 is held in Oil & Gas within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $268,941 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $1,071 is held in Media within the Common Stock section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (a)
Long-Term Bonds
Corporate Bonds
Oil & Gas	$58,500	$—	$—	$2,250	$—	$—	$—	$—	$60,750	$2,250
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	259,712	—	—	9,229	—	—	—	—	268,941	9,229
Common Stock
Media	869	—	—	202	—	—	—	—	1,071	202

Total	$319,081	$—	$—	$11,681	$—	$—	$—	$—	$330,762	$11,681

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,287,746,270)	$1,300,412,966
Cash collateral on deposit at broker	1,621,245
Cash denominated in foreign currencies (identified cost $224,729)	227,872
Receivables:
Interest	12,062,353
Fund shares sold	2,786,654
Investment securities sold	1,038,865
Other assets	109,374
Unrealized appreciation on foreign currency forward contracts	14,162

Total assets	1,318,273,491

Liabilities
Payables:
Fund shares redeemed	1,775,209
Transfer agent (See Note 3)	828,818
Investment securities purchased	383,250
Manager (See Note 3)	256,409
Variation margin on futures contracts	132,618
NYLIFE Distributors (See Note 3)	121,758
Shareholder communication	49,624
Professional fees	40,748
Custodian	21,486
Trustees	1,820
Accrued expenses	6,467
Dividend payable	530,352
Unrealized depreciation on foreign currency forward contracts	58,085

Total liabilities	4,206,644

Net assets	$1,314,066,847

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$124,514
Additional paid-in capital	1,326,935,152

1,327,059,666
Undistributed net investment income	258,383
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(26,497,001)
Net unrealized appreciation (depreciation) on investments and futures contracts	13,285,978
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(40,179)

Net assets	$1,314,066,847

Class A
Net assets applicable to outstanding shares	$313,390,860

Shares of beneficial interest outstanding	29,709,055

Net asset value per share outstanding	$10.55
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.05

Investor Class
Net assets applicable to outstanding shares	$8,699,956

Shares of beneficial interest outstanding	820,183

Net asset value per share outstanding	$10.61
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.11

Class B
Net assets applicable to outstanding shares	$7,798,954

Shares of beneficial interest outstanding	738,382

Net asset value and offering price per share outstanding	$10.56

Class C
Net assets applicable to outstanding shares	$27,487,183

Shares of beneficial interest outstanding	2,599,408

Net asset value and offering price per share outstanding	$10.57

Class I
Net assets applicable to outstanding shares	$951,486,881

Shares of beneficial interest outstanding	90,154,278

Net asset value and offering price per share outstanding	$10.55

Class R1
Net assets applicable to outstanding shares	$3,850,811

Shares of beneficial interest outstanding	364,958

Net asset value and offering price per share outstanding	$10.55

Class R2
Net assets applicable to outstanding shares	$1,294,486

Shares of beneficial interest outstanding	122,715

Net asset value and offering price per share outstanding	$10.55

Class R3
Net assets applicable to outstanding shares	$25,685

Shares of beneficial interest outstanding	2,434

Net asset value and offering price per share outstanding	$10.55

Class R6
Net assets applicable to outstanding shares	$32,031

Shares of beneficial interest outstanding	3,036

Net asset value and offering price per share outstanding	$10.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$26,741,199

Expenses
Manager (See Note 3)	3,637,918
Transfer agent (See Note 3)	2,562,845
Distribution/Service—Class A (See Note 3)	598,492
Distribution/Service—Investor Class (See Note 3)	10,268
Distribution/Service—Class B (See Note 3)	33,914
Distribution/Service—Class C (See Note 3)	128,514
Distribution/Service—Class R2 (See Note 3)	1,562
Distribution/Service—Class R3 (See Note 3)	20
Registration	88,722
Professional fees	60,135
Shareholder communication	53,520
Custodian	27,287
Trustees	17,852
Shareholder service (See Note 3)	2,524
Miscellaneous	26,857

Total expenses before waiver/reimbursement	7,250,430
Expense waiver/reimbursement from Manager (See Note 3)	(1,548,709)

Net expenses	5,701,721

Net investment income (loss)	21,039,478

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(10,664,754)
Futures transactions	(1,690,459)
Foreign currency transactions	310,720

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,044,493)

Net change in unrealized appreciation (depreciation) on:
Investments	21,987,245
Futures contracts	296,343
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(118,514)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	22,165,074

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	10,120,581

Net increase (decrease) in net assets resulting from operations	$31,160,059

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,039,478	$46,611,600
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,044,493)	(12,073,509)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	22,165,074	(39,410,901)

Net increase (decrease) in net assets resulting from operations	31,160,059	(4,872,810)

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,874,327)	(13,092,038)
Investor Class	(112,420)	(208,027)
Class B	(68,788)	(125,040)
Class C	(257,108)	(484,885)
Class I	(14,487,236)	(32,478,277)
Class R1	(55,499)	(117,706)
Class R2	(16,743)	(16,727)
Class R3	(97)	—
Class R6	(416)	(669)

	(20,872,634)	(46,523,369)

From net realized gain on investments:
Class A	—	(1,274,521)
Investor Class	—	(29,982)
Class B	—	(26,068)
Class C	—	(104,212)
Class I	—	(3,755,344)
Class R1	—	(15,833)
Class R2	—	(104)

	—	(5,206,064)

Total dividends and distributions to shareholders	(20,872,634)	(51,729,433)

Capital share transactions:
Net proceeds from sale of shares	132,707,863	849,937,751
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,886,469	45,884,906
Cost of shares redeemed	(420,184,912)	(484,149,898)

Increase (decrease) in net assets derived from capital share transactions	(269,590,580)	411,672,759

Net increase (decrease) in net assets	(259,303,155)	355,070,516

	2016	2015
Net Assets
Beginning of period	$1,573,370,002	1,218,299,486

End of period	$1,314,066,847	$1,573,370,002

Undistributed net investment income at end of period	$258,383	$91,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014		2013		2012		2011
Net asset value at beginning of period	$10.46		$10.82	$10.71		$11.14		$10.85		$10.89

Net investment income (loss)	0.14		0.27	0.34		0.34		0.35		0.39
Net realized and unrealized gain (loss) on investments	0.08		(0.32)	0.12		(0.39)		0.50		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	0.22		(0.05)	0.46		(0.05)		0.85		0.48

Less dividends and distributions:
From net investment income	(0.13)		(0.27)	(0.34)		(0.35)		(0.36)		(0.44)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.13)		(0.31)	(0.35)		(0.38)		(0.56)		(0.52)

Net asset value at end of period	$10.55		$10.46	$10.82		$10.71		$11.14		$10.85

Total investment return (a)	2.16	%(b)	(0.43%)	4.33%		(0.45%)		8.20%		4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55	%††	2.56%	3.11%		3.11%		3.27%		3.62%
Net expenses	1.05	%††	1.08%	0.86%		0.89%		0.89%		0.93%
Expenses (before waiver/reimbursement)	1.13	%††	1.11%	0.96%		0.97%		0.98%		1.03%
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)	104	%(c)
Net assets at end of period (in 000’s)	$313,391		$507,633	$324,814		$58,425		$66,161		$47,432

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014		2013		2012		2011
Net asset value at beginning of period	$10.51		$10.88	$10.77		$11.20		$10.90		$10.94

Net investment income (loss)	0.14		0.28	0.34		0.33		0.34		0.38
Net realized and unrealized gain (loss) on investments	0.10		(0.33)	0.11		(0.40)		0.51		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	0.24		(0.05)	0.45		(0.07)		0.85		0.47

Less dividends and distributions:
From net investment income	(0.14)		(0.28)	(0.33)		(0.33)		(0.35)		(0.43)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.14)		(0.32)	(0.34)		(0.36)		(0.55)		(0.51)

Net asset value at end of period	$10.61		$10.51	$10.88		$10.77		$11.20		$10.90

Total investment return (a)	2.32	%(b)	(0.46%)	4.16%		(0.57%)		8.14%		4.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	%††	2.64%	3.03%		3.00%		3.16%		3.55%
Net expenses	0.90	%††	1.01%	1.01%		1.00%		1.00%		1.03%
Expenses (before waiver/reimbursement)	0.98	%††	1.03%	1.10%		1.09%		1.09%		1.13%
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)	104	%(c)
Net assets at end of period (in 000’s)	$8,700		$8,350	$7,590		$8,352		$8,670		$6,013

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014		2013		2012		2011
Net asset value at beginning of period	$10.47		$10.84	$10.72		$11.15		$10.86		$10.90

Net investment income (loss)	0.10		0.20	0.25		0.25		0.26		0.30
Net realized and unrealized gain (loss) on investments	0.09		(0.33)	0.12		(0.40)		0.50		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	0.19		(0.13)	0.37		(0.15)		0.76		0.39

Less dividends and distributions:
From net investment income	(0.10)		(0.20)	(0.24)		(0.25)		(0.27)		(0.35)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.10)		(0.24)	(0.25)		(0.28)		(0.47)		(0.43)

Net asset value at end of period	$10.56		$10.47	$10.84		$10.72		$11.15		$10.86

Total investment return (a)	1.86	%(b)	(1.21%)	3.50%		(1.33%)		7.27%		3.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98	%††	1.89%	2.28%		2.24%		2.41%		2.81%
Net expenses	1.64	%††	1.76%	1.76%		1.75%		1.75%		1.78%
Expenses (before waiver/reimbursement)	1.73	%††	1.78%	1.85%		1.84%		1.84%		1.88%
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)	104	%(c)
Net assets at end of period (in 000’s)	$7,799		$6,205	$6,794		$7,896		$10,129		$7,815

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014		2013		2012		2011
Net asset value at beginning of period	$10.48		$10.85	$10.73		$11.17		$10.87		$10.91

Net investment income (loss)	0.10		0.20	0.25		0.25		0.26		0.30
Net realized and unrealized gain (loss) on investments	0.09		(0.33)	0.12		(0.41)		0.51		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	0.19		(0.13)	0.37		(0.16)		0.77		0.39

Less dividends and distributions:
From net investment income	(0.10)		(0.20)	(0.24)		(0.25)		(0.27)		(0.35)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.10)		(0.24)	(0.25)		(0.28)		(0.47)		(0.43)

Net asset value at end of period	$10.57		$10.48	$10.85		$10.73		$11.17		$10.87

Total investment return (a)	1.86	%(b)	(1.20%)	3.49%		(1.42%)		7.36%		3.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	%††	1.89%	2.28%		2.24%		2.41%		2.80%
Net expenses	1.64	%††	1.75%	1.76%		1.75%		1.75%		1.78%
Expenses (before waiver/reimbursement)	1.73	%††	1.78%	1.85%		1.84%		1.84%		1.88%
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)	104	%(c)
Net assets at end of period (in 000’s)	$27,487		$24,259	$26,485		$28,683		$39,141		$27,052

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014		2013		2012		2011
Net asset value at beginning of period	$10.46		$10.83	$10.72		$11.15		$10.85		$10.89

Net investment income (loss)	0.16		0.32	0.37		0.38		0.38		0.43
Net realized and unrealized gain (loss) on investments	0.09		(0.33)	0.12		(0.40)		0.51		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	0.25		(0.01)	0.49		(0.02)		0.89		0.52

Less dividends and distributions:
From net investment income	(0.16)		(0.32)	(0.37)		(0.38)		(0.39)		(0.48)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.16)		(0.36)	(0.38)		(0.41)		(0.59)		(0.56)

Net asset value at end of period	$10.55		$10.46	$10.83		$10.72		$11.15		$10.85

Total investment return (a)	2.39	%(b)	(0.05%)	4.60%		(0.17%)		8.61%		4.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.02	%††	3.05%	3.43%		3.41%		3.55%		3.98%
Net expenses	0.60	%††	0.60%	0.60%		0.60%		0.60%		0.60%
Expenses (before waiver/reimbursement)	0.88	%††	0.86%	0.71%		0.72%		0.73%		0.78%
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)	104	%(c)
Net assets at end of period (in 000’s)	$951,487		$1,021,724	$852,556		$762,533		$756,608		$533,433

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,					June 29, 2012** through October 31,
Class R1	2016*		2015	2014		2013		2012
Net asset value at beginning of period	$10.46		$10.83	$10.72		$11.15		$10.87

Net investment income (loss)	0.15		0.31	0.36		0.36		0.12
Net realized and unrealized gain (loss) on investments	0.09		(0.33)	0.12		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.24		(0.02)	0.48		(0.03)		0.40

Less dividends and distributions:
From net investment income	(0.15)		(0.31)	(0.36)		(0.37)		(0.12)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.15)		(0.35)	(0.37)		(0.40)		(0.12)

Net asset value at end of period	$10.55		$10.46	$10.83		$10.72		$11.15

Total investment return (a)	2.34	%(b)	(0.14%)	4.49%		(0.27%)		3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92	%††	2.95%	3.31%		3.30%		3.36	%††
Net expenses	0.70	%††	0.70%	0.70%		0.70%		0.73	%††
Expenses (before waiver/reimbursement)	0.98	%††	0.96%	0.81%		0.82%		0.82	%††
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$3,851		$3,907	$34		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					June 29, 2012** through October 31,
Class R2	2016*		2015	2014		2013		2012
Net asset value at beginning of period	$10.46		$10.82	$10.71		$11.14		$10.86

Net investment income (loss)	0.14		0.29	0.34		0.33		0.11
Net realized and unrealized gain (loss) on investments	0.09		(0.33)	0.11		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.23		(0.04)	0.45		(0.06)		0.39

Less dividends and distributions:
From net investment income	(0.14)		(0.28)	(0.33)		(0.34)		(0.11)
From net realized gain on investments	—		(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.14)		(0.32)	(0.34)		(0.37)		(0.11)

Net asset value at end of period	$10.55		$10.46	$10.82		$10.71		$11.14

Total investment return (a)	2.21	%(b)	(0.35%)	4.24%		(0.52%)		3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67	%††	2.67%	3.09%		3.04%		3.10	%††
Net expenses	0.95	%††	0.95%	0.95%		0.95%		0.98	%††
Expenses (before waiver/reimbursement)	1.23	%††	1.20%	1.06%		1.07%		1.07	%††
Portfolio turnover rate	8%		28%	26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$1,294		$1,266	$27		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$10.31

Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	0.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	0.28

Less dividends:
From net investment income	(0.04)

Net asset value at end of period	$10.55

Total investment return (a)(b)	2.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27	%††
Net expenses	1.20	%††
Expenses (before reimbursement/waiver)	1.51	%††
Portfolio turnover rate	8%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2016*		December 29, 2014** through October 31, 2015
Net asset value at beginning of period	$10.46		$10.71

Net investment income (loss)	0.16		0.27
Net realized and unrealized gain (loss) on investments	0.09		(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—

Total from investment operations	0.25		0.02

Less dividends:
From net investment income	(0.16)		(0.27)

Net asset value at end of period	$10.55		$10.46

Total investment return (a)(b)	2.43%		0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10	%††	3.07%††
Net expenses	0.53	%††	0.53%††
Expenses (before waiver/reimbursement)	0.53	%††	0.55%††
Portfolio turnover rate	8%		28%
Net assets at end of period (in 000’s)	$32		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (formerly known as MainStay Intermediate Term Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

29

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

30	MainStay Total Return Bond Fund

Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines

31

Notes to Financial Statements (Unaudited) (continued)

established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these investments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of

32	MainStay Total Return Bond Fund

a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(M)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

33

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$720,558	$720,558
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	14,162	—	14,162

Total Fair Value		$14,162	$720,558	$734,720

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(101,276)	$(101,276)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(58,085)	—	(58,085)

Total Fair Value		$(58,085)	$(101,276)	$(159,361)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(1,690,459)	$(1,690,459)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	325,528	—	325,528

Total Realized Gain (Loss)		$325,528	$(1,690,459)	$(1,364,931)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$296,343	$296,343
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(121,796)	—	(121,796)

Total Change in Unrealized Appreciation (Depreciation)		$(121,796)	$296,343	$174,547

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$28,272,959	$28,272,959
Futures Contracts Short	$—	$(501,583,717)	$(501,583,717)
Forward Contracts Long	$3,834,577	$—	$3,834,577
Forward Contracts Short	$(4,544,837)	$—	$(4,544,837)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

34	MainStay Total Return Bond Fund

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. Prior to February 28, 2015, the Fund paid the Manager a monthly fee at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.49%.

Prior to February 28, 2015, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.92% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $3,637,918 and waived its fees and/or reimbursed expenses in the amount of $1,548,709.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,894
Class R2	624
Class R3	6

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,520 and $3,211, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $539, $59 and $2,886, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month

35

Notes to Financial Statements (Unaudited) (continued)

period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$839,136
Investor Class	8,316
Class B	6,829
Class C	25,973
Class I	1,673,723
Class R1	6,656
Class R2	2,196
Class R3	16

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,359	2.1%
Class R3	25,679	100.0
Class R6	25,658	80.1

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $9,189,668 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,335	$3,855

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$47,407,628
Long-Term Capital Gain	4,321,805
Total	$51,729,433

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	4/30/16 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$225,000	$—	$60,750	0.0	%‡
ION Media Networks, Inc. Common Stock	3/12/10	2	4	1,071	0.0	‡
Total			$4	$61,821	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the

36	MainStay Total Return Bond Fund

Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of U.S. government securities were $87,292 and $131,716, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $26,661 and $220,877, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,131,447	$42,853,783
Shares issued to shareholders in reinvestment of dividends and distributions	300,207	3,104,997
Shares redeemed	(23,275,254)	(243,653,334)

Net increase (decrease) in shares outstanding before conversion	(18,843,600)	(197,694,554)
Shares converted into Class A (See Note 1)	22,002	228,498
Shares converted from Class A (See Note 1)	(19,970)	(208,684)

Net increase (decrease)	(18,841,568)	$(197,674,740)

Year ended October 31, 2015:
Shares sold	31,969,846	$343,668,822
Shares issued to shareholders in reinvestment of dividends and distributions	834,851	8,888,883
Shares redeemed	(14,277,361)	(151,409,711)

Net increase (decrease) in shares outstanding before conversion	18,527,336	201,147,994
Shares converted into Class A (See Note 1)	46,544	495,145
Shares converted from Class A (See Note 1)	(29,571)	(312,673)

Net increase (decrease)	18,544,309	$201,330,466

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	111,275	$1,159,634
Shares issued to shareholders in reinvestment of dividends and distributions	10,638	110,902
Shares redeemed	(107,606)	(1,118,730)

Net increase (decrease) in shares outstanding before conversion	14,307	151,806
Shares converted into Investor Class (See Note 1)	29,310	307,015
Shares converted from Investor Class (See Note 1)	(17,648)	(184,314)

Net increase (decrease)	25,969	$274,507

Year ended October 31, 2015:
Shares sold	220,706	$2,365,266
Shares issued to shareholders in reinvestment of dividends and distributions	22,002	235,341
Shares redeemed	(159,111)	(1,704,351)

Net increase (decrease) in shares outstanding before conversion	83,597	896,256
Shares converted into Investor Class (See Note 1)	48,710	519,645
Shares converted from Investor Class (See Note 1)	(35,457)	(379,336)

Net increase (decrease)	96,850	$1,036,565

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	242,809	$2,504,443
Shares issued to shareholders in reinvestment of dividends and distributions	5,219	54,180
Shares redeemed	(88,606)	(917,919)

Net increase (decrease) in shares outstanding before conversion	159,422	1,640,704
Shares converted from Class B (See Note 1)	(13,741)	(142,515)

Net increase (decrease)	145,681	$1,498,189

Year ended October 31, 2015:
Shares sold	149,904	$1,606,189
Shares issued to shareholders in reinvestment of dividends and distributions	12,226	130,344
Shares redeemed	(165,933)	(1,767,203)

Net increase (decrease) in shares outstanding before conversion	(3,803)	(30,670)
Shares converted from Class B (See Note 1)	(30,271)	(322,781)

Net increase (decrease)	(34,074)	$(353,451)

37

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	821,950	$8,488,847
Shares issued to shareholders in reinvestment of dividends and distributions	19,269	200,252
Shares redeemed	(556,158)	(5,757,151)

Net increase (decrease)	285,061	$2,931,948

Year ended October 31, 2015:
Shares sold	874,517	$9,362,841
Shares issued to shareholders in reinvestment of dividends and distributions	43,942	469,006
Shares redeemed	(1,044,665)	(11,179,852)

Net increase (decrease)	(126,206)	$(1,348,005)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	7,468,418	$77,401,666
Shares issued to shareholders in reinvestment of dividends and distributions	1,383,967	14,343,383
Shares redeemed	(16,360,802)	(168,325,728)

Net increase (decrease)	(7,508,417)	$(76,580,679)

Year ended October 31, 2015:
Shares sold	45,480,484	$486,738,742
Shares issued to shareholders in reinvestment of dividends and distributions	3,383,315	36,010,291
Shares redeemed	(29,902,162)	(317,045,250)

Net increase (decrease)	18,961,637	$205,703,783

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	22,591	$233,788
Shares issued to shareholders in reinvestment of dividends and distributions	5,354	55,499
Shares redeemed	(36,506)	(377,255)

Net increase (decrease)	(8,561)	$(87,968)

Year ended October 31, 2015:
Shares sold	446,749	$4,818,422
Shares issued to shareholders in reinvestment of dividends and distributions	12,540	133,541
Shares redeemed	(88,877)	(949,253)

Net increase (decrease)	370,412	$4,002,710

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	3,402	$35,368
Shares issued to shareholders in reinvestment of dividends and distributions	1,616	16,743
Shares redeemed	(3,377)	(34,795)

Net increase (decrease)	1,641	$17,316

Year ended October 31, 2015:
Shares sold	125,946	$1,351,527
Shares issued to shareholders in reinvestment of dividends and distributions	1,601	16,831
Shares redeemed	(8,956)	(94,278)

Net increase (decrease)	118,591	$1,274,080

Class R3	Shares	Amount
Period ended April 30, 2016(a):
Shares sold	2,425	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	9	97

Net increase (decrease)	2,434	$25,097

Class R6	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	507	$5,334
Shares issued to shareholders in reinvestment of dividends and distributions	40	416

Net increase (decrease)	547	$5,750

Period ended October 31, 2015(b):
Shares sold	2,426	$25,942
Shares issued to shareholders in reinvestment of dividends and distributions	63	669

Net increase (decrease)	2,489	$26,611

(a)	Inception date was February 29, 2016.
(b)	Inception date was December 29, 2014.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay Total Return Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

40	MainStay Total Return Bond Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board considered and approved New York Life Investments’ proposal to implement an expense limitation arrangement for the Fund and to add an additional breakpoint to the Fund’s management fee schedule.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

42	MainStay Total Return Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694707 MS164-16	MSTRB10-06/16 (NYLIM) NL0B4

MainStay U.S. Equity Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.15 –4.92%	–5.61 –0.11%	11.05 12.31%	4.21 4.88%	2.42 2.42%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.10 –4.87	–5.72 –0.23	10.84 12.10	4.03 4.69	2.55 2.55
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.28 –5.35	–2.01 –1.04	11.24 11.24	3.89 3.89	3.30 3.30
Class I Shares	No Sales Charge		–4.69	0.20	12.58	5.13	2.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Index[4]	0.22%	0.34%	10.81%	6.04%
Average Lipper Alternative Active Extension Fund[5]	–3.61	–2.98	10.47	5.13

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Alternative Active Extension Fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$950.80	$13.14	$1,011.40	$13.55

Investor Class Shares	$1,000.00	$951.30	$13.54	$1,011.00	$13.95

Class C Shares	$1,000.00	$946.50	$17.13	$1,007.30	$17.67

Class I Shares	$1,000.00	$953.10	$11.95	$1,012.60	$12.31

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.71% for Class A, 2.79% for Investor Class, 3.54% for Class C and 2.46% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	6.6%
Biotechnology	6.5
Banks	5.8
Internet Software & Services	5.0
IT Services	4.7
Pharmaceuticals	4.6
Hotels, Restaurants & Leisure	4.5
Software	4.3
Health Care Providers & Services	4.0
Health Care Equipment & Supplies	3.7
Insurance	3.5
Semiconductors & Semiconductor Equipment	3.5
Specialty Retail	3.5
Internet & Catalog Retail	3.3
Real Estate Investment Trusts	3.3
Chemicals	3.0
Food Products	2.9
Technology Hardware, Storage & Peripherals	2.8
Aerospace & Defense	2.7
Media	2.6
Textiles, Apparel & Luxury Goods	2.5
Capital Markets	2.2
Electronic Equipment, Instruments & Components	2.2
Industrial Conglomerates	2.1
Machinery	2.1
Beverages	2.0
Building Products	2.0
Diversified Telecommunication Services	2.0
Household Durables	1.9
Life Sciences Tools & Services	1.9
Communications Equipment	1.7
Tobacco	1.7
Airlines	1.5
Household Products	1.5
Metals & Mining	1.5
Electric Utilities	1.4

Trading Companies & Distributors	1.3%
Auto Components	1.2
Automobiles	1.2
Diversified Financial Services	1.2
Food & Staples Retailing	1.2
Construction & Engineering	1.1
Energy Equipment & Services	1.1
Professional Services	1.1
Health Care Technology	1.0
Road & Rail	0.9
Exchange Traded Funds	0.8
Wireless Telecommunication Services	0.8
Commercial Services & Supplies	0.7
Independent Power & Renewable Electricity Producers	0.7
Multi-Utilities	0.7
Real Estate Management & Development	0.7
Electrical Equipment	0.6
Multiline Retail	0.6
Personal Products	0.6
Thrifts & Mortgage Finance	0.6
Consumer Finance	0.4
Construction Materials	0.3
Gas Utilities	0.3
Leisure Products	0.3
Air Freight & Logistics	0.2
Diversified Consumer Services	0.2
Paper & Forest Products	0.2
Containers & Packaging	0.1
Marine	0.1
Distributors	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	(0.0	)‡
Investments Sold Short	–31.2

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay U.S. Equity Opportunities Fund

Top Ten Holdings or Issuers as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Apple, Inc.

3.	Microsoft Corp.

4.	Amazon.com, Inc.

5.	Exxon Mobil Corp.
6.	JPMorgan Chase & Co.

7.	General Electric Co.

8.	Johnson & Johnson

9.	Intel Corp.

10.	Facebook, Inc. Class A

Top Five Short Positions as of April 30, 2016 (Unaudited)

1.	3D Systems Corp.

2.	2U, Inc.

3.	Endologix, Inc.

4.	Spectranetics Corp. (The)

5.	Navient Corp.

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned –4.92% for Class A shares, –4.87% for Investor Class shares and –5.35% for Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned –4.69%. For the six months ended April 30, 2016, all share classes underperformed the 0.22% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –3.61% return of the Average Lipper2 Alternative Active Extension Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the Russell 1000® Index resulted primarily from stock selection. Allocation effects—being overweight or underweight specific sectors as a result of the Fund’s bottom-up stock selection process—had a modestly negative impact on the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Information technology, utilities and energy made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) Strong stock selection in information technology more than compensated for the Fund’s overweight position in a sector that provided negative performance in the Russell 1000® Index. Underweight positions relative to the Index in the outperforming utilities and energy sectors were offset by strong stock selection in these sectors.

The consumer discretionary, financials and consumer staples sectors detracted the most from the Fund’s performance relative to the Russell 1000® Index. The underperformance of consumer discretionary and financials resulted mainly from poor stock selection. In consumer staples, the Fund suffered from negative stock selection and an underweight position in an outperforming sector of the Russell 1000® Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to absolute performance came from a short position in flash storage maker Nimble Storage, as the stock declined amid growing competitive pressures. Other positive contributors included a long position in gold and copper producer Newmont Mining, which was a beneficiary of recovering commodity prices and effective cost cutting, and a long position in meat and food producer Tyson Foods, which benefited from strong earnings helped by growing demand and lower feed prices.

The most substantial detractor from the Fund’s absolute performance was a long position in Apple, which makes mobile and personal computing devices. The company faced pressure from slowing growth trends of its handsets. A short position in silver and gold producer Hecla Mining also detracted from absolute performance, as the company’s stock rebounded alongside a recovery in precious-metals pricing and better-than-expected production numbers. Another weak performer was a short position in three-dimensional printing technology company 3D Systems. Investors rewarded the company for its early turnaround efforts, as it shifted emphasis from consumer applications to industrial applications for its technology.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund entered into a new long position in medical device maker St. Jude Medical. The Fund’s investment process viewed the company positively for a combination of attractive valuation, improving earnings and positive investor sentiment. During the reporting period, the Fund closed its short position in auction house Sotheby’s as our process no longer viewed the stock as overvalued.

The Fund exited its position in aerospace & defense company Textron. The sale was mainly driven by a breakdown in earnings momentum and negative investor sentiment trends. The Fund entered into a new short position in online educational service provider 2U. The company’s weak cash flows, deteriorating earnings and declining investor sentiment drove the decision to short the stock.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

10	MainStay U.S. Equity Opportunities Fund

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000® Index in consumer staples and materials. Over the same period, the Fund modestly reduced its weightings relative to the Index in financials and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund had modestly overweight sector positions relative to the Russell 1000® Index in information technology and industrials. As of the same date, the Fund had modestly underweight positions relative to the Index in financials and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 130.4%†
Aerospace & Defense 2.7%
Aerojet Rocketdyne Holdings, Inc. (a)	1,179	$21,364
Boeing Co. (The) (b)	52,000	7,009,600
General Dynamics Corp.	19,658	2,762,342
Honeywell International, Inc.	25,900	2,959,593
Huntington Ingalls Industries, Inc.	17,543	2,539,700
L-3 Communications Holdings, Inc.	19,800	2,604,294
Lockheed Martin Corp.	6,600	1,533,708
Raytheon Co.	14,900	1,882,615
Spirit AeroSystems Holdings, Inc. Class A (a)	93,500	4,408,525
United Technologies Corp.	10,600	1,106,322

		26,828,063

Air Freight & Logistics 0.2%
FedEx Corp.	12,000	1,981,320

Airlines 1.5%
Hawaiian Holdings, Inc. (a)	64,232	2,702,240
JetBlue Airways Corp. (a)	180,100	3,564,179
SkyWest, Inc.	189,600	4,455,600
United Continental Holdings, Inc. (a)(b)	102,401	4,690,990

		15,413,009

Auto Components 1.2%
Cooper Tire & Rubber Co.	25,800	891,132
Cooper-Standard Holding, Inc. (a)	4,400	339,284
Delphi Automotive PLC	11,700	861,471
Goodyear Tire & Rubber Co. (The) (b)	74,000	2,143,780
Lear Corp. (b)	58,313	6,713,576
Tower International, Inc.	49,500	1,136,025
Visteon Corp.	2,000	159,340

		12,244,608

Automobiles 1.2%
Ford Motor Co.	267,300	3,624,588
General Motors Co. (b)	206,728	6,573,950
Tesla Motors, Inc. (a)	4,500	1,083,420
Thor Industries, Inc.	17,399	1,113,884

		12,395,842

Banks 5.8%
Banco Latinoamericano de Comercio Exterior S.A. Class E	103,500	2,676,510
Bank of America Corp. (b)	735,983	10,715,912
BB&T Corp.	11,103	392,824
Citigroup, Inc.	106,668	4,936,595
Customers Bancorp, Inc. (a)	47,800	1,241,844
Fifth Third Bancorp	84,699	1,550,839
First Republic Bank	25,102	1,765,173
Great Western Bancorp, Inc.	9,823	309,621

	Shares	Value
Banks (continued)
♦JPMorgan Chase & Co. (b)	231,819	$14,650,961
KeyCorp	312,381	3,839,162
SunTrust Banks, Inc.	106,863	4,460,462
SVB Financial Group (a)	18,900	1,970,892
Texas Capital Bancshares, Inc. (a)	16,900	774,358
U.S. Bancorp	8,800	375,672
Wells Fargo & Co. (b)	167,467	8,370,001

		58,030,826

Beverages 2.0%
Coca-Cola Bottling Co. Consolidated	9,100	1,450,267
Coca-Cola Co. (The)	61,989	2,777,107
Coca-Cola Enterprises, Inc.	67,200	3,526,656
Constellation Brands, Inc. Class A	20,200	3,152,412
PepsiCo., Inc. (b)	91,084	9,378,009

		20,284,451

Biotechnology 6.5%
AbbVie, Inc. (b)	185,700	11,327,700
Acorda Therapeutics, Inc. (a)	95,175	2,460,274
Amgen, Inc. (b)	72,227	11,433,534
Arena Pharmaceuticals, Inc. (a)	69,400	119,368
Array BioPharma, Inc. (a)	246,000	784,740
Biogen, Inc. (a)(b)	23,100	6,352,269
Celgene Corp. (a)	20,500	2,119,905
Cepheid, Inc. (a)	27,100	773,434
Cytokinetics, Inc. (a)	16,952	137,989
Emergent BioSolutions, Inc. (a)	43,039	1,657,862
Enanta Pharmaceuticals, Inc. (a)	31,300	913,960
FibroGen, Inc. (a)	95,088	1,711,584
Five Prime Therapeutics, Inc. (a)	29,300	1,394,387
Genomic Health, Inc. (a)	36,800	967,104
Gilead Sciences, Inc. (b)	127,600	11,255,596
ImmunoGen, Inc. (a)	71,000	486,350
Infinity Pharmaceuticals, Inc. (a)	22,100	128,180
MacroGenics, Inc. (a)	41,014	843,248
Medivation, Inc. (a)	19,600	1,132,880
NewLink Genetics Corp. (a)	27,046	438,416
Raptor Pharmaceutical Corp. (a)	362,098	1,777,901
Repligen Corp. (a)	86,693	2,309,502
Retrophin, Inc. (a)	87,036	1,199,356
Spectrum Pharmaceuticals, Inc. (a)	168,266	1,193,006
United Therapeutics Corp. (a)	12,700	1,336,040
Vanda Pharmaceuticals, Inc. (a)	37,200	331,080

		64,585,665

Building Products 2.0%
American Woodmark Corp. (a)	42,900	3,124,836
Armstrong Flooring, Inc. (a)	23,950	348,712
Armstrong World Industries, Inc. (a)	47,900	1,954,799

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of April 30, 2016, excluding short-term investment. May be subject to change daily.
■	Among the Fund’s 5 largest short positions as of April 30, 2016. May be subject to change daily.

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Building Products (continued)
Builders FirstSource, Inc. (a)	80,700	$894,963
Gibraltar Industries, Inc. (a)	70,600	1,867,370
Owens Corning (b)	133,400	6,145,738
Patrick Industries, Inc. (a)	31,500	1,444,275
Universal Forest Products, Inc.	42,800	3,280,620
USG Corp. (a)	44,987	1,215,099

		20,276,412

Capital Markets 2.2%
Affiliated Managers Group, Inc. (a)	3,300	562,056
Ameriprise Financial, Inc.	16,400	1,572,760
Bank of New York Mellon Corp. (The)	74,334	2,991,200
BlackRock, Inc.	6,200	2,209,246
Charles Schwab Corp. (The)	54,689	1,553,715
E*TRADE Financial Corp. (a)	43,447	1,093,995
Goldman Sachs Group, Inc. (The)	16,500	2,707,815
Lazard, Ltd. Class A (b)	25,140	906,297
Legg Mason, Inc.	27,300	876,603
Morgan Stanley	48,200	1,304,292
Northern Trust Corp.	22,700	1,613,516
Raymond James Financial, Inc.	22,100	1,152,957
State Street Corp.	32,621	2,032,288
T. Rowe Price Group, Inc.	2,600	195,754
Waddell & Reed Financial, Inc. Class A	34,700	705,798

		21,478,292

Chemicals 3.0%
Cabot Corp.	51,400	2,507,806
Dow Chemical Co. (The) (b)	171,700	9,033,137
Eastman Chemical Co.	34,200	2,612,196
Huntsman Corp.	163,300	2,570,342
Kraton Performance Polymers, Inc. (a)	112,800	2,561,688
LyondellBasell Industries N.V. Class A	56,393	4,662,009
Mosaic Co. (The)	35,400	990,846
Olin Corp.	41,632	907,161
Rayonier Advanced Materials, Inc.	17,700	181,425
Stepan Co.	32,609	1,998,606
Trinseo S.A. (a)	10,700	457,853
Westlake Chemical Corp.	22,400	1,124,256

		29,607,325

Commercial Services & Supplies 0.7%
Clean Harbors, Inc. (a)	41,820	2,065,908
Pitney Bowes, Inc.	91,800	1,925,046
R.R. Donnelley & Sons Co.	130,900	2,277,660
Tyco International PLC	9,176	353,460

		6,622,074

Communications Equipment 1.7%
ARRIS International PLC (a)	54,600	1,243,242
Brocade Communications Systems, Inc.	20,400	196,044
Cisco Systems, Inc.	163,525	4,495,302
EchoStar Corp. Class A (a)	72,719	2,975,662

	Shares	Value
Communications Equipment (continued)
Juniper Networks, Inc.	189,200	$4,427,280
NETGEAR, Inc. (a)	76,300	3,235,120

		16,572,650

Construction & Engineering 1.1%
Comfort Systems USA, Inc.	112,500	3,317,625
MasTec, Inc. (a)	130,000	2,945,800
Quanta Services, Inc. (a)	46,900	1,112,468
Tutor Perini Corp. (a)	950	15,029
Valmont Industries, Inc.	25,700	3,607,766

		10,998,688

Construction Materials 0.3%
U.S. Concrete, Inc. (a)	54,600	3,372,096

Consumer Finance 0.4%
American Express Co.	17,200	1,125,396
SLM Corp. (a)	241,300	1,633,601
Synchrony Financial (a)	35,600	1,088,292

		3,847,289

Containers & Packaging 0.1%
Graphic Packaging Holding Co.	111,700	1,483,376

Distributors 0.0%‡
Core-Mark Holding Co., Inc.	1,103	90,071

Diversified Consumer Services 0.2%
Regis Corp. (a)	151,000	2,064,170

Diversified Financial Services 1.2%
Berkshire Hathaway, Inc. Class B (a)(b)	75,689	11,011,236
Voya Financial, Inc.	34,300	1,113,721

		12,124,957

Diversified Telecommunication Services 2.0%
AT&T, Inc. (b)	216,469	8,403,327
Atlantic Tele-Network, Inc.	2,131	153,240
General Communication, Inc. Class A (a)	11,600	196,040
Inteliquent, Inc.	81,000	1,343,790
Verizon Communications, Inc. (b)	139,038	7,082,596
Vonage Holdings Corp. (a)	645,000	3,012,150

		20,191,143

Electric Utilities 1.4%
Entergy Corp.	9,097	683,912
Exelon Corp. (b)	214,100	7,512,769
FirstEnergy Corp.	127,300	4,148,707
PG&E Corp.	24,463	1,423,747

		13,769,135

Electrical Equipment 0.6%
Eaton Corp. PLC	18,600	1,176,822
Encore Wire Corp.	50,600	1,935,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
EnerSys	100	$5,837
Regal Beloit Corp.	47,100	3,034,182

		6,152,291

Electronic Equipment, Instruments & Components 2.2%
Arrow Electronics, Inc. (a)(b)	98,500	6,116,850
Avnet, Inc.	137,800	5,666,336
Benchmark Electronics, Inc. (a)	2,900	56,318
CDW Corp.	8,100	311,850
Insight Enterprises, Inc. (a)	18,300	452,193
Jabil Circuit, Inc.	107,541	1,866,912
Plexus Corp. (a)	9,000	375,840
Sanmina Corp. (a)	151,200	3,575,880
SYNNEX Corp.	10,400	858,728
Tech Data Corp. (a)	38,300	2,630,827
TTM Technologies, Inc. (a)	33,918	221,145

		22,132,879

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	51,700	2,500,212
FMC Technologies, Inc. (a)	26,200	798,838
Halliburton Co.	33,500	1,383,885
Nabors Industries, Ltd.	4,000	39,200
Schlumberger, Ltd.	35,843	2,879,627
Superior Energy Services, Inc.	160,800	2,711,088
Weatherford International PLC (a)	40,800	331,704

		10,644,554

Food & Staples Retailing 1.2%
Costco Wholesale Corp.	38,200	5,658,566
Kroger Co. (The)	165,954	5,873,112
SpartanNash Co.	18,100	501,370
Wal-Mart Stores, Inc.	3,292	220,136

		12,253,184

Food Products 2.9%
Archer-Daniels-Midland Co.	30,200	1,206,188
Bunge, Ltd.	6,400	400,000
ConAgra Foods, Inc.	20,501	913,525
Dean Foods Co.	178,000	3,066,940
Flowers Foods, Inc.	209,300	4,010,188
Fresh Del Monte Produce, Inc.	26,200	1,133,412
Ingredion, Inc. (b)	58,600	6,744,274
John B. Sanfilippo & Son, Inc.	5,200	287,716
Mondelez International, Inc. Class A	56,700	2,435,832
Omega Protein Corp. (a)	70,100	1,303,159
Pilgrim’s Pride Corp. (a)	101,600	2,734,056
Tyson Foods, Inc. Class A	73,200	4,818,024

		29,053,314

Gas Utilities 0.3%
UGI Corp.	67,400	2,712,176

	Shares	Value
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	145,100	$5,644,390
Accuray, Inc. (a)	89,700	480,792
Align Technology, Inc. (a)	20,800	1,501,552
Baxter International, Inc.	26,500	1,171,830
Cynosure, Inc. Class A (a)	63,061	3,086,205
Greatbatch, Inc. (a)	1,253	43,604
Halyard Health, Inc. (a)	33,300	937,728
Hill-Rom Holdings, Inc.	59,600	2,881,660
Inogen, Inc. (a)	26,200	1,280,132
Masimo Corp. (a)	3,038	131,697
Medtronic PLC	69,700	5,516,755
Merit Medical Systems, Inc. (a)	151,100	3,059,775
Nuvectra Corp. (a)	4,510	37,907
Orthofix International N.V. (a)	63,152	2,763,532
St. Jude Medical, Inc. (b)	109,900	8,374,380

		36,911,939

Health Care Providers & Services 4.0%
Amedisys, Inc. (a)	5,092	262,187
AmerisourceBergen Corp. (b)	77,400	6,586,740
Anthem, Inc. (b)	47,762	6,723,457
Cardinal Health, Inc.	71,410	5,602,828
Centene Corp. (a)(b)	105,900	6,561,564
Cross Country Healthcare, Inc. (a)	25,400	315,722
LHC Group, Inc. (a)	24,800	1,000,432
Magellan Health, Inc. (a)	37,200	2,621,112
McKesson Corp.	8,382	1,406,667
Molina Healthcare, Inc. (a)	45,900	2,375,784
PharMerica Corp. (a)	32,800	775,392
Providence Service Corp. (The) (a)	33,000	1,644,720
RadNet, Inc. (a)	123,100	621,655
UnitedHealth Group, Inc.	7,754	1,021,047
WellCare Health Plans, Inc. (a)	32,300	2,906,677

		40,425,984

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc. (a)	435,500	5,835,700
HMS Holdings Corp. (a)	216,500	3,656,685
Quality Systems, Inc.	54,000	760,320

		10,252,705

Hotels, Restaurants & Leisure 4.5%
Aramark	145,300	4,869,003
Carnival Corp. (b)	134,200	6,582,510
Carrols Restaurant Group, Inc. (a)	14,350	199,609
Dave & Buster’s Entertainment, Inc. (a)	3,950	152,865
Del Frisco’s Restaurant Group, Inc. (a)	5,000	79,650
Hilton Worldwide Holdings, Inc.	27,068	596,849
Isle of Capri Casinos, Inc. (a)	119,800	1,785,020
Las Vegas Sands Corp. (b)	131,300	5,928,195
McDonald’s Corp.	33,200	4,199,468
MGM Resorts International (a)(b)	297,100	6,328,230
Penn National Gaming, Inc. (a)	171,900	2,772,747
Royal Caribbean Cruises, Ltd.	51,900	4,017,060

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Six Flags Entertainment Corp.	9,700	$582,485
Starbucks Corp.	73,200	4,116,036
Yum! Brands, Inc.	34,200	2,720,952

		44,930,679

Household Durables 1.9%
Cavco Industries, Inc. (a)	1,900	166,611
D.R. Horton, Inc. (b)	213,700	6,423,822
Ethan Allen Interiors, Inc.	81,000	2,757,240
Harman International Industries, Inc.	50,500	3,876,380
La-Z-Boy, Inc.	66,178	1,712,025
Whirlpool Corp.	14,968	2,606,527
Zagg, Inc. (a)	135,000	1,081,350

		18,623,955

Household Products 1.5%
Clorox Co. (The)	1,100	137,753
Kimberly-Clark Corp.	20,900	2,616,471
Procter & Gamble Co. (The) (b)	123,459	9,891,535
Spectrum Brands Holdings, Inc.	23,400	2,658,240

		15,303,999

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	552,000	6,160,320
Calpine Corp. (a)	37,200	587,016

		6,747,336

Industrial Conglomerates 2.1%
Carlisle Cos., Inc. (b)	64,300	6,552,170
♦General Electric Co. (b)	468,285	14,399,764

		20,951,934

Insurance 3.5%
Allstate Corp. (The) (b)	107,900	7,018,895
American Equity Investment Life Holding Co.	51,950	727,300
American International Group, Inc. (b)	95,326	5,321,097
AmTrust Financial Services, Inc.	55,700	1,384,145
Arthur J. Gallagher & Co.	29,500	1,358,180
Assured Guaranty, Ltd.	191,700	4,959,279
Axis Capital Holdings, Ltd.	3,579	190,654
Hartford Financial Services Group, Inc. (The)	95,200	4,224,976
Heritage Insurance Holdings, Inc.	42,000	558,180
Lincoln National Corp.	30,900	1,342,605
MetLife, Inc.	71,300	3,215,630
Prudential Financial, Inc. (b)	33,200	2,577,648
Universal Insurance Holdings, Inc.	35,300	621,633
Unum Group	19,600	670,516
XL Group PLC	9,200	301,116

		34,471,854

Internet & Catalog Retail 3.3%
♦Amazon.com, Inc. (a)(b)	28,823	19,011,362
Expedia, Inc. (b)	59,332	6,868,866

	Shares	Value
Internet & Catalog Retail (continued)
Liberty Interactive Corp. QVC Group Class A (a)	109,800	$2,876,760
Netflix, Inc. (a)	20,700	1,863,621
Priceline Group, Inc. (The) (a)	1,400	1,881,124

		32,501,733

Internet Software & Services 5.0%
Akamai Technologies, Inc. (a)	26,000	1,325,740
♦Alphabet, Inc.
Class A (a)(b)	15,237	10,785,968
Class C (a)(b)	21,223	14,707,751
Blucora, Inc. (a)	89,900	720,099
DHI Group, Inc. (a)	66,500	472,815
EarthLink Holdings Corp.	268,000	1,557,080
eBay, Inc. (a)(b)	59,257	1,447,648
♦Facebook, Inc. Class A (a)(b)	106,000	12,463,480
GoDaddy, Inc. Class A (a)	13,200	400,884
IAC/InterActiveCorp	45,700	2,117,738
Monster Worldwide, Inc. (a)	497,800	1,592,960
RetailMeNot, Inc. (a)	152,500	1,285,575
Yelp, Inc. (a)	32,500	682,500

		49,560,238

IT Services 4.7%
Accenture PLC Class A (b)	3,500	395,220
Amdocs, Ltd.	59,600	3,369,784
Cognizant Technology Solutions Corp. Class A (a)	4,000	233,480
CoreLogic, Inc. (a)	86,100	3,054,828
Global Payments, Inc.	38,500	2,778,930
International Business Machines Corp. (b)	51,107	7,458,556
Leidos Holdings, Inc. (b)	123,600	6,131,796
MasterCard, Inc. Class A	48,500	4,704,015
PayPal Holdings, Inc. (a)	42,757	1,675,219
Sabre Corp.	6,900	199,755
Teradata Corp. (a)	2,700	68,310
Total System Services, Inc.	54,600	2,792,244
Visa, Inc. Class A (b)	95,800	7,399,592
Western Union Co. (The)	151,900	3,038,000
WEX, Inc. (a)	39,000	3,685,110

		46,984,839

Leisure Products 0.3%
Brunswick Corp.	67,000	3,218,010

Life Sciences Tools & Services 1.9%
Bio-Rad Laboratories, Inc. Class A (a)	21,000	2,978,850
Bruker Corp.	161,200	4,561,960
PRA Health Sciences, Inc. (a)	14,000	664,300
Quintiles Transnational Holdings, Inc. (a)(b)	93,800	6,478,766
Research Holdings, Inc. Class A (a)	12,649	608,796

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	5,200	$750,100
VWR Corp. (a)	100,500	2,677,320

		18,720,092

Machinery 2.1%
AGCO Corp. (b)	119,500	6,389,665
Briggs & Stratton Corp.	110,654	2,342,545
Cummins, Inc.	1,410	165,012
Dover Corp.	8,121	533,550
Global Brass & Copper Holdings, Inc.	48,656	1,318,578
Greenbrier Cos., Inc. (The)	89,506	2,684,285
ITT Corp.	10,900	418,233
Kennametal, Inc.	45,800	1,070,804
PACCAR, Inc.	12,106	713,164
Trinity Industries, Inc.	88,300	1,722,733
Wabash National Corp. (a)	251,620	3,585,585

		20,944,154

Marine 0.1%
Matson, Inc.	33,300	1,294,704

Media 2.6%
AMC Entertainment Holdings, Inc. Class A	41,000	1,155,380
Carmike Cinemas, Inc. (a)	16,005	479,990
Cinemark Holdings, Inc.	28,831	998,994
Comcast Corp. Class A (b)	177,760	10,800,698
DISH Network Corp. Class A (a)	7,983	393,482
John Wiley & Sons, Inc. Class A	9,744	483,205
New Media Investment Group, Inc.	77,700	1,247,085
Starz Class A (a)	28,700	780,927
Time, Inc.	153,900	2,262,330
Viacom, Inc. Class B	65,700	2,687,130
Walt Disney Co. (The) (b)	40,575	4,189,774

		25,478,995

Metals & Mining 1.5%
Alcoa, Inc.	7,950	88,802
Allegheny Technologies, Inc.	2,700	44,118
Century Aluminum Co. (a)	75,400	665,028
Coeur Mining, Inc. (a)	156,100	1,264,410
Compass Minerals International, Inc.	200	14,992
Freeport-McMoRan, Inc.	13,800	193,200
Newmont Mining Corp.	90,700	3,171,779
Nucor Corp.	50,639	2,520,809
Reliance Steel & Aluminum Co.	40,900	3,025,373
Steel Dynamics, Inc.	145,316	3,663,416
SunCoke Energy, Inc.	25,400	188,722
United States Steel Corp.	14,000	267,540

		15,108,189

Multi-Utilities 0.7%
MDU Resources Group, Inc. (b)	325,100	6,521,506

	Shares	Value
Multiline Retail 0.6%
Big Lots, Inc.	27,500	$1,261,150
Kohl’s Corp.	13,993	619,890
Target Corp.	48,099	3,823,870

		5,704,910

Oil, Gas & Consumable Fuels 6.6%
Anadarko Petroleum Corp.	1,600	84,416
Apache Corp.	9,024	490,906
Chesapeake Energy Corp. (a)	14,600	100,302
Chevron Corp. (b)	113,959	11,644,331
ConocoPhillips	59,954	2,865,202
Devon Energy Corp.	98,700	3,422,916
Energen Corp.	1,900	80,731
EOG Resources, Inc.	26,708	2,206,615
♦Exxon Mobil Corp. (b)	204,845	18,108,298
Hess Corp.	12,232	729,272
HollyFrontier Corp.	66,927	2,382,601
Kinder Morgan, Inc.	52,551	933,306
Marathon Oil Corp.	25,800	363,522
Marathon Petroleum Corp.	93,532	3,655,230
Memorial Resource Development Corp. (a)	9,200	120,336
Murphy Oil Corp.	8,600	307,364
Newfield Exploration Co. (a)	38,800	1,406,500
Noble Energy, Inc.	15,300	552,483
ONEOK, Inc.	10,100	365,115
PBF Energy, Inc. Class A	36,100	1,161,698
Phillips 66	12,600	1,034,586
QEP Resources, Inc.	157,800	2,829,354
Scorpio Tankers, Inc.	157,200	984,072
SemGroup Corp. Class A	23,396	717,321
SM Energy Co.	80,600	2,511,496
Southwestern Energy Co. (a)	169,000	2,269,670
Spectra Energy Corp.	6,400	200,128
Targa Resources Corp.	5,100	206,346
Tesoro Corp.	10,154	809,172
Valero Energy Corp.	58,259	3,429,707
Williams Cos., Inc. (The)	6,649	128,924
World Fuel Services Corp.	3,500	163,555

		66,265,475

Paper & Forest Products 0.2%
Boise Cascade Co. (a)	18,500	386,095
Domtar Corp.	31,500	1,217,160

		1,603,255

Personal Products 0.6%
Herbalife, Ltd. (a)	101,800	5,899,310

Pharmaceuticals 4.6%
Allergan PLC (a)	11,900	2,577,064
Bristol-Myers Squibb Co.	50,000	3,609,000
Eli Lilly & Co. (b)	67,761	5,117,988
Impax Laboratories, Inc. (a)	8,207	273,703
♦Johnson & Johnson (b)	117,792	13,202,127

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	101,296	$5,555,073
Mylan N.V. (a)	50,100	2,089,671
Orexigen Therapeutics, Inc. (a)	54,583	24,399
Pfizer, Inc. (b)	301,611	9,865,696
Phibro Animal Health Corp. Class A	7,597	157,562
Sucampo Pharmaceuticals, Inc. Class A (a)	58,700	632,786
Supernus Pharmaceuticals, Inc. (a)	127,100	2,181,036
Xenoport, Inc. (a)	41,100	180,840
Zogenix, Inc. (a)	57,500	589,375

		46,056,320

Professional Services 1.1%
Insperity, Inc.	29,600	1,561,992
ManpowerGroup, Inc. (b)	78,060	6,012,962
Robert Half International, Inc.	39,400	1,509,414
TrueBlue, Inc. (a)	100,196	1,872,663

		10,957,031

Real Estate Investment Trusts 3.3%
American Tower Corp.	6,100	639,768
Brandywine Realty Trust	124,500	1,861,275
Brixmor Property Group, Inc.	88,500	2,234,625
Crown Castle International Corp.	23,800	2,067,744
DDR Corp.	42,500	743,750
Digital Realty Trust, Inc.	7,600	668,648
Equinix, Inc.	9,198	3,038,559
Equity Commonwealth (a)	19,636	548,041
Equity LifeStyle Properties, Inc.	3,100	212,319
Equity Residential	17,800	1,211,646
Gaming and Leisure Properties, Inc.	9,635	315,932
HCP, Inc.	34,600	1,170,518
Hospitality Properties Trust	25,500	652,545
Host Hotels & Resorts, Inc.	82,248	1,301,163
Iron Mountain, Inc.	37,800	1,380,834
Lamar Advertising Co. Class A	36,100	2,239,644
Liberty Property Trust	4,700	164,030
Outfront Media, Inc.	102,200	2,216,718
Public Storage	7,100	1,738,151
Retail Properties of America, Inc. Class A	105,300	1,683,747
Senior Housing Properties Trust	64,700	1,137,426
Simon Property Group, Inc.	8,300	1,669,711
Taubman Centers, Inc.	3,349	232,588
Ventas, Inc.	16,300	1,012,556
Weyerhaeuser Co.	83,500	2,682,020

		32,823,958

Real Estate Management & Development 0.7%
CBRE Group, Inc. Class A (a)	11,203	331,945
Jones Lang LaSalle, Inc.	39,500	4,549,215
Realogy Holdings Corp. (a)	64,500	2,305,230

		7,186,390

	Shares	Value
Road & Rail 0.9%
AMERCO	4,600	$1,619,200
ArcBest Corp.	1,500	28,635
Avis Budget Group, Inc. (a)	41,300	1,036,630
Ryder System, Inc.	76,700	5,286,164
YRC Worldwide, Inc. (a)	72,800	669,760

		8,640,389

Semiconductors & Semiconductor Equipment 3.5%
Cree, Inc. (a)	190,500	4,669,155
♦Intel Corp. (b)	418,032	12,658,009
Marvell Technology Group, Ltd.	18,300	182,634
Micron Technology, Inc. (a)	142,800	1,535,100
ON Semiconductor Corp. (a)	230,800	2,185,676
Qorvo, Inc. (a)	85,900	3,868,077
QUALCOMM, Inc.	95,700	4,834,764
Teradyne, Inc.	282,500	5,342,075

		35,275,490

Software 4.3%
Activision Blizzard, Inc.	97,900	3,374,613
Cadence Design Systems, Inc. (a)	188,600	4,373,634
Citrix Systems, Inc. (a)(b)	84,400	6,907,296
Gigamon, Inc. (a)	69,600	2,268,264
♦Microsoft Corp. (b)	403,308	20,112,970
Nuance Communications, Inc. (a)(b)	325,400	5,590,372
Oracle Corp.	9,062	361,211

		42,988,360

Specialty Retail 3.5%
Aaron’s, Inc.	25,500	668,355
Abercrombie & Fitch Co. Class A	62,800	1,678,644
Advance Auto Parts, Inc.	4,812	751,153
Ascena Retail Group, Inc. (a)	75,400	664,274
Best Buy Co., Inc.	45,000	1,443,600
Build-A-Bear Workshop, Inc. (a)	13,000	171,210
CST Brands, Inc.	1,656	62,547
Dick’s Sporting Goods, Inc.	17,500	810,950
Express, Inc. (a)	31,582	574,161
Foot Locker, Inc.	10,900	669,696
GameStop Corp. Class A	37,704	1,236,691
GNC Holdings, Inc. Class A	48,800	1,188,768
Home Depot, Inc. (The) (b)	75,129	10,059,022
Lowe’s Cos., Inc.	73,116	5,558,278
Murphy USA, Inc. (a)	17,500	1,004,850
O’Reilly Automotive, Inc. (a)	4,600	1,208,328
Office Depot, Inc. (a)	178,100	1,047,228
Penske Auto Group, Inc.	37,700	1,475,201
Staples, Inc.	222,600	2,270,520
TJX Cos., Inc. (The)	7,400	561,068
Urban Outfitters, Inc. (a)	64,400	1,952,608

		35,057,152

Technology Hardware, Storage & Peripherals 2.8%
♦Apple, Inc. (b)	237,270	22,241,690
Cray, Inc. (a)	33,100	1,253,497

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	43,301	$721,395
Lexmark International, Inc. Class A	81,000	3,126,600
Super Micro Computer, Inc. (a)	24,400	656,604

		27,999,786

Textiles, Apparel & Luxury Goods 2.5%
Carter’s, Inc.	35,900	3,829,453
Coach, Inc. (b)	162,100	6,527,767
Michael Kors Holdings, Ltd. (a)	61,700	3,187,422
Movado Group, Inc.	70,900	2,000,089
NIKE, Inc. Class B (b)	66,800	3,937,192
Oxford Industries, Inc.	5,990	397,856
PVH Corp.	30,611	2,926,411
Ralph Lauren Corp.	13,200	1,230,372
Skechers U.S.A., Inc. Class A (a)	19,300	637,865

		24,674,427

Thrifts & Mortgage Finance 0.6%
Flagstar Bancorp, Inc. (a)	10,800	255,636
LendingTree, Inc. (a)	18,338	1,640,701
New York Community Bancorp, Inc.	202,900	3,049,587
Walker & Dunlop, Inc. (a)	53,800	1,186,290

		6,132,214

Tobacco 1.7%
Altria Group, Inc.	96,300	6,038,973
Philip Morris International, Inc. (b)	75,800	7,437,496
Reynolds American, Inc.	40,300	1,998,880
Universal Corp.	26,600	1,451,030

		16,926,379

Trading Companies & Distributors 1.3%
Air Lease Corp.	2,480	75,590
HD Supply Holdings, Inc. (a)	129,700	4,446,116
MRC Global, Inc. (a)	221,900	3,102,162
MSC Industrial Direct Co. Class A	1,200	93,000
NOW, Inc. (a)	91,200	1,647,072
United Rentals, Inc. (a)	36,800	2,463,024
WESCO International, Inc. (a)	26,200	1,540,298

		13,367,262

Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc. (a)	65,300	2,564,984
Telephone & Data Systems, Inc.	142,972	4,227,682
United States Cellular Corp. (a)	26,100	1,112,904

		7,905,570

Total Common Stocks (Cost $1,193,116,654)		1,301,626,383

Exchange-Traded Funds 0.8% (c)
S&P 500 Index—SPDR Trust Series 1	10,782	2,224,327
SPDR S&P Metals & Mining ETF	240,200	5,913,724

Total Exchange-Traded Funds (Cost $7,265,423)		8,138,051

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $168,231 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $165,000 and a Market Value of $172,003)	$168,231	$168,231

Total Short-Term Investment (Cost $168,231)		168,231

Total Investments, Before Investments Sold Short (Cost $1,200,550,308)	131.2%	1,309,932,665

	Shares
Investment Sold Short (31.2%) Common Stocks Sold Short (31.2%)
Aerospace & Defense (0.3%)
Aerovironment, Inc. (a)	(25,734)	(743,198)
KEYW Holding Corp. (The) (a)	(76,159)	(524,735)
TASER International, Inc. (a)	(92,800)	(1,694,528)

		(2,962,461)

Air Freight & Logistics (0.1%)
XPO Logistics, Inc. (a)	(21,700)	(654,038)

Airlines (0.2%)
Spirit Airlines, Inc. (a)	(37,000)	(1,625,410)

Auto Components (0.3%)
Dorman Products, Inc. (a)	(28,021)	(1,507,250)
Motorcar Parts of America, Inc. (a)	(40,077)	(1,285,269)

		(2,792,519)

Automobiles (0.3%)
Harley-Davidson, Inc.	(69,400)	(3,319,402)

Banks (0.3%)
Ameris Bancorp	(6,300)	(197,820)
Bank of the Ozarks, Inc.	(11,750)	(485,275)
BOK Financial Corp.	(8,800)	(529,584)
Capital Bank Financial Corp. Class A	(5,200)	(157,196)
First Financial Bankshares, Inc.	(18,000)	(582,840)
Glacier Bancorp, Inc.	(3,600)	(93,204)
Pinnacle Financial Partners, Inc.	(1,300)	(63,921)
United Bankshares, Inc.	(11,047)	(427,408)

		(2,537,248)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Beverages (0.1%)
Boston Beer Co., Inc. (The) Class A (a)	(3,100)	$(483,848)
Monster Beverage Corp. (a)	(2,615)	(377,135)

		(860,983)

Biotechnology (2.8%)
Advaxis, Inc. (a)	(52,100)	(403,254)
Agios Pharmaceuticals, Inc. (a)	(49,500)	(2,423,025)
Akebia Therapeutics, Inc. (a)	(29,900)	(280,761)
Alder Biopharmaceuticals, Inc. (a)	(7,131)	(189,328)
Alnylam Pharmaceuticals, Inc. (a)	(28,100)	(1,883,824)
Amicus Therapeutics, Inc. (a)	(58,000)	(433,260)
Arrowhead Pharmaceuticals, Inc. (a)	(117,800)	(682,062)
Atara Biotherapeutics, Inc. (a)	(26,700)	(480,867)
Bellicum Pharmaceuticals, Inc. (a)	(24,931)	(252,800)
Bluebird Bio, Inc. (a)	(43,300)	(1,920,355)
Clovis Oncology, Inc. (a)	(23,300)	(324,103)
CytRx Corp. (a)	(106,767)	(348,060)
Esperion Therapeutics, Inc. (a)	(31,100)	(509,729)
Heron Therapeutics, Inc. (a)	(26,600)	(570,304)
Idera Pharmaceuticals, Inc. (a)	(243,900)	(404,874)
Incyte Corp. (a)	(9,700)	(701,019)
Insmed, Inc. (a)	(31,585)	(383,758)
Intercept Pharmaceuticals, Inc. (a)	(15,000)	(2,261,100)
Intrexon Corp. (a)	(22,864)	(611,155)
Ionis Pharmaceuticals, Inc. (a)	(41,300)	(1,692,061)
Juno Therapeutics, Inc. (a)	(51,900)	(2,184,471)
Karyopharm Therapeutics, Inc. (a)	(54,942)	(510,961)
Keryx Biopharmaceuticals, Inc. (a)	(53,800)	(292,672)
La Jolla Pharmaceutical Co. (a)	(3,976)	(73,596)
Mirati Therapeutics, Inc. (a)	(21,300)	(441,336)
Northwest Biotherapeutics, Inc. (a)	(9,100)	(12,740)
OPKO Health, Inc. (a)	(177,500)	(1,908,125)
Otonomy, Inc. (a)	(29,282)	(417,561)
OvaScience, Inc. (a)	(59,100)	(495,258)
Puma Biotechnology, Inc. (a)	(44,100)	(1,353,429)
Radius Health, Inc. (a)	(15,400)	(548,240)
Regulus Therapeutics, Inc. (a)	(19,606)	(114,499)
Sage Therapeutics, Inc. (a)	(9,400)	(354,286)
Sarepta Therapeutics, Inc. (a)	(14,600)	(207,174)
Sorrento Therapeutics, Inc. (a)	(29,299)	(200,991)
Spark Therapeutics, Inc. (a)	(6,100)	(218,929)
Synergy Pharmaceuticals, Inc. (a)	(115,870)	(363,832)
Synta Pharmaceuticals Corp. (a)	(68,898)	(27,559)
TESARO, Inc. (a)	(5,049)	(209,231)
TG Therapeutics, Inc. (a)	(57,500)	(523,825)
Vertex Pharmaceuticals, Inc. (a)	(2,157)	(181,921)
Zafgen, Inc. (a)	(18,400)	(117,208)

		(27,513,543)

	Shares	Value
Building Products (0.4%)
AAON, Inc.	(6,200)	$(164,424)
Simpson Manufacturing Co., Inc.	(4,700)	(176,720)
Trex Co., Inc. (a)	(75,800)	(3,596,710)

		(3,937,854)

Capital Markets (0.0%)‡
Interactive Brokers Group, Inc. Class A	(3,650)	(138,700)

Chemicals (1.1%)
Albemarle Corp.	(12,300)	(813,768)
Balchem Corp.	(22,575)	(1,385,202)
Calgon Carbon Corp.	(4,678)	(76,673)
Flotek Industries, Inc. (a)	(267,700)	(2,529,765)
FMC Corp.	(42,700)	(1,847,202)
Olin Corp.	(41,632)	(907,161)
Senomyx, Inc. (a)	(203,100)	(497,595)
Tronox, Ltd. Class A	(333,900)	(2,430,792)

		(10,488,158)

Commercial Services & Supplies (0.6%)
Mobile Mini, Inc.	(89,670)	(2,891,858)
MSA Safety, Inc.	(3,946)	(189,763)
Multi-Color Corp.	(1,300)	(77,779)
Stericycle, Inc. (a)	(14,700)	(1,404,732)
Team, Inc. (a)	(7,000)	(201,110)
US Ecology, Inc.	(10,600)	(477,318)
West Corp.	(39,600)	(848,628)

		(6,091,188)

Communications Equipment (0.6%)
Applied Optoelectronics, Inc. (a)	(100,100)	(1,121,120)
Arista Networks, Inc. (a)	(58,000)	(3,863,960)
Oclaro, Inc. (a)	(130,000)	(656,500)
Ubiquiti Networks, Inc. (a)	(19,400)	(691,028)

		(6,332,608)

Construction & Engineering (0.2%)
Argan, Inc.	(14,700)	(502,446)
Primoris Services Corp.	(49,700)	(1,162,483)

		(1,664,929)

Consumer Finance (0.6%)
LendingClub Corp. (a)	(294,200)	(2,324,180)
■ Navient Corp.	(297,700)	(4,069,559)

		(6,393,739)

Diversified Consumer Services (0.6%)
■ 2U, Inc. (a)	(155,000)	(4,344,650)
Chegg, Inc. (a)	(179,600)	(815,384)
LifeLock, Inc. (a)	(7,300)	(84,972)
Weight Watchers International, Inc. (a)	(65,000)	(841,750)

		(6,086,756)

Diversified Financial Services (0.0%)‡
CBOE Holdings, Inc.	(3,700)	(229,252)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Diversified Telecommunication Services (0.5%)
8x8, Inc. (a)	(73,500)	$(833,490)
Globalstar, Inc. (a)	(1,797,324)	(3,504,782)
Straight Path Communications, Inc. (a)	(5,400)	(197,640)

		(4,535,912)

Electrical Equipment (0.3%)
Enphase Energy, Inc. (a)	(139,600)	(350,396)
Fuelcell Energy, Inc. (a)	(158,150)	(942,573)
Plug Power, Inc. (a)	(273,429)	(563,264)
Power Solutions International, Inc. (a)	(65,600)	(849,520)

		(2,705,753)

Electronic Equipment, Instruments & Components (1.4%)
Badger Meter, Inc.	(4,100)	(292,453)
Cognex Corp.	(88,900)	(3,158,617)
Control4 Corp. (a)	(153,100)	(1,134,471)
FARO Technologies, Inc. (a)	(86,700)	(2,517,768)
IPG Photonics Corp. (a)	(36,379)	(3,152,968)
Knowles Corp. (a)	(235,700)	(3,151,309)
Maxwell Technologies, Inc. (a)	(44,200)	(283,764)

		(13,691,350)

Energy Equipment & Services (0.3%)
Atwood Oceanics, Inc.	(60,778)	(587,115)
Helmerich & Payne, Inc.	(4,200)	(277,704)
Hercules Offshore, Inc. (a)	(82)	(171)
Nabors Industries, Ltd.	(4,000)	(39,200)
Noble Corp. PLC	(35,200)	(395,296)
North Atlantic Drilling, Ltd. (a)	(13,012)	(49,184)
Rowan Cos., PLC Class A	(27,950)	(525,740)
Seadrill, Ltd. (a)	(71,500)	(341,770)
Unit Corp. (a)	(23,287)	(294,813)

		(2,510,993)

Food & Staples Retailing (0.0%)‡
Sprouts Farmers Market, Inc. (a)	(3,580)	(100,491)

Food Products (0.1%)
B&G Foods, Inc.	(35,100)	(1,446,471)

Health Care Equipment & Supplies (1.9%)
Antares Pharma, Inc. (a)	(716,200)	(787,820)
Cardiovascular Systems, Inc. (a)	(123,200)	(1,722,336)
Cerus Corp. (a)	(589,500)	(3,690,270)
■ Endologix, Inc. (a)	(386,400)	(4,331,544)
GenMark Diagnostics, Inc. (a)	(132,500)	(783,075)
LDR Holding Corp. (a)	(42,700)	(1,150,765)
Nevro Corp. (a)	(26,100)	(1,755,225)
Rockwell Medical, Inc. (a)	(41,100)	(380,175)
■ Spectranetics Corp. (The) (a)	(239,900)	(4,078,300)
Unilife Corp. (a)	(100,600)	(55,320)

		(18,734,830)

	Shares	Value
Health Care Providers & Services (3.6%)
AAC Holdings, Inc. (a)	(62,800)	$(1,293,052)
Acadia Healthcare Co., Inc. (a)	(55,100)	(3,481,769)
Aceto Corp.	(2,500)	(56,075)
Adeptus Health, Inc. Class A (a)	(26,400)	(1,798,368)
BioScrip, Inc. (a)	(446,400)	(1,178,496)
BioTelemetry, Inc. (a)	(8,600)	(135,278)
Brookdale Senior Living, Inc. (a)	(178,200)	(3,289,572)
Capital Senior Living Corp. (a)	(55,600)	(1,115,336)
Diplomat Pharmacy, Inc. (a)	(3,700)	(112,073)
Envision Healthcare Holdings, Inc. (a)	(106,700)	(2,414,621)
ExamWorks Group, Inc. (a)	(98,500)	(3,550,925)
HealthEquity, Inc. (a)	(133,800)	(3,365,070)
MEDNAX, Inc. (a)	(52,000)	(3,707,080)
Patterson Cos., Inc.	(74,100)	(3,212,235)
Premier, Inc. Class A (a)	(105,300)	(3,560,193)
VCA, Inc. (a)	(60,400)	(3,803,388)

		(36,073,531)

Health Care Technology (0.2%)
Castlight Health, Inc. Class B (a)	(303,500)	(1,092,600)
Inovalon Holdings, Inc. Class A (a)	(73,000)	(1,248,300)

		(2,340,900)

Hotels, Restaurants & Leisure (1.8%)
Choice Hotels International, Inc.	(8,000)	(405,280)
Dunkin’ Brands Group, Inc.	(73,300)	(3,408,450)
El Pollo Loco Holdings, Inc. (a)	(143,900)	(1,898,041)
Habit Restaurants, Inc. (The) Class A (a)	(33,100)	(554,425)
Noodles & Co. (a)	(11,400)	(127,110)
Popeyes Louisiana Kitchen, Inc. (a)	(3,800)	(204,288)
Scientific Games Corp. Class A (a)	(265,000)	(2,628,800)
Shake Shack, Inc. Class A (a)	(92,900)	(3,392,708)
Wynn Resorts, Ltd.	(43,600)	(3,849,880)
Zoe’s Kitchen, Inc. (a)	(51,400)	(1,926,986)

		(18,395,968)

Household Durables (1.3%)
Garmin, Ltd.	(87,800)	(3,742,914)
Hovnanian Enterprises, Inc. Class A (a)	(1,751,500)	(2,925,005)
LGI Homes, Inc. (a)	(128,900)	(3,610,489)
William Lyon Homes Class A (a)	(186,184)	(2,625,194)

		(12,903,602)

Independent Power & Renewable Electricity Producers (0.6%)
Abengoa Yield PLC	(177,200)	(3,194,916)
Pattern Energy Group, Inc.	(3,150)	(66,150)
TerraForm Power, Inc. Class A (a)	(266,800)	(2,849,424)

		(6,110,490)

Insurance (0.7%)
Ambac Financial Group, Inc. (a)	(209,900)	(3,406,677)
eHealth, Inc. (a)	(96,000)	(1,074,240)
Greenlight Capital Re, Ltd. Class A (a)	(22,600)	(486,578)
MBIA, Inc. (a)	(265,072)	(2,067,562)

		(7,035,057)

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Internet Software & Services (0.1%)
Bazaarvoice, Inc. (a)	(185,400)	$(621,090)
inContact, Inc. (a)	(86,900)	(809,039)

		(1,430,129)

IT Services (0.0%)‡
Unisys Corp. (a)	(41,402)	(319,209)

Life Sciences Tools & Services (0.2%)
Accelerate Diagnostics, Inc. (a)	(36,300)	(455,565)
Albany Molecular Research, Inc. (a)	(745)	(11,212)
Bio-Techne Corp.	(7,700)	(717,486)
Fluidigm Corp. (a)	(8,237)	(78,911)
Pacific Biosciences of California, Inc. (a)	(30,445)	(293,794)

		(1,556,968)

Machinery (0.6%)
CLARCOR, Inc.	(1,855)	(109,019)
Graco, Inc.	(800)	(62,712)
Lindsay Corp.	(1,894)	(144,815)
Navistar International Corp. (a)	(257,421)	(3,884,483)
Proto Labs, Inc. (a)	(22,300)	(1,334,209)
RBC Bearings, Inc. (a)	(11,600)	(850,280)

		(6,385,518)

Marine (0.1%)
Golden Ocean Group, Ltd. (a)	(35,200)	(30,518)
Kirby Corp. (a)	(8,247)	(526,324)
Navios Maritime Holdings, Inc.	(331,200)	(387,504)

		(944,346)

Media (0.7%)
Cumulus Media, Inc. Class A (a)	(31)	(12)
Discovery Communications, Inc. Class A (a)	(6,423)	(175,412)
DreamWorks Animation SKG, Inc. Class A (a)	(26,919)	(1,074,606)
EW Scripps Co. (The) Class A (a)	(7,616)	(115,611)
Global Eagle Entertainment, Inc. (a)	(180,700)	(1,447,407)
IMAX Corp. (a)	(58,900)	(1,884,800)
Liberty Broadband Corp. Class A (a)	(3,900)	(223,548)
Tribune Media Co. Class A	(47,800)	(1,842,690)

		(6,764,086)

Metals & Mining (1.5%)
AK Steel Holding Corp. (a)	(248,658)	(1,163,720)
Cliffs Natural Resources, Inc. (a)	(422,800)	(2,228,156)
Hecla Mining Co.	(877,700)	(3,782,887)
Royal Gold, Inc.	(56,365)	(3,529,576)
Southern Copper Corp.	(39,600)	(1,174,932)
Tahoe Resources, Inc.	(224,815)	(3,176,636)

		(15,055,907)

Multiline Retail (0.1%)
Dillard’s, Inc. Class A	(1,800)	(126,810)
Sears Holdings Corp. (a)	(15,467)	(253,272)

	Shares	Value
Multiline Retail (continued)
Tuesday Morning Corp. (a)	(18,600)	$(161,448)

		(541,530)

Oil, Gas & Consumable Fuels (0.7%)
Antero Resources Corp. (a)	(62,600)	(1,771,580)
Cabot Oil & Gas Corp.	(15,553)	(363,940)
Clean Energy Fuels Corp. (a)	(664,300)	(1,899,898)
Cobalt International Energy, Inc. (a)	(201,827)	(651,901)
GasLog, Ltd.	(96,200)	(1,232,322)
Range Resources Corp.	(32,800)	(1,446,808)

		(7,366,449)

Personal Products (0.0%)‡
Elizabeth Arden, Inc. (a)	(29,956)	(306,450)

Pharmaceuticals (0.4%)
Aerie Pharmaceuticals, Inc. (a)	(40,400)	(640,744)
Ampio Pharmaceuticals, Inc. (a)	(3,797)	(15,985)
Aratana Therapeutics, Inc. (a)	(74,300)	(446,543)
BioDelivery Sciences International, Inc. (a)	(13,884)	(46,928)
Cempra, Inc. (a)	(26,800)	(453,724)
Innoviva, Inc.	(40,200)	(496,068)
Intra-Cellular Therapies, Inc. (a)	(9,871)	(338,773)
Omeros Corp. (a)	(32,400)	(429,300)
Relypsa, Inc. (a)	(39,200)	(709,520)
Repros Therapeutics, Inc. (a)	(25,500)	(60,435)
Revance Therapeutics, Inc. (a)	(28,300)	(520,154)
Tetraphase Pharmaceuticals, Inc. (a)	(15,720)	(88,032)
TherapeuticsMD, Inc. (a)	(25,976)	(214,302)

		(4,460,508)

Professional Services (0.5%)
Acacia Research Corp.	(310,700)	(1,497,574)
Advisory Board Co. (The) (a)	(15,513)	(490,831)
Exponent, Inc.	(19,100)	(951,944)
WageWorks, Inc. (a)	(29,300)	(1,578,098)

		(4,518,447)

Real Estate Investment Trusts (0.3%)
Altisource Residential Corp.	(44,800)	(520,576)
New York Mortgage Trust, Inc.	(122,600)	(637,520)
PennyMac Mortgage Investment Trust	(19,700)	(267,723)
Redwood Trust, Inc.	(106,600)	(1,381,536)
Western Asset Mortgage Capital Corp.	(15,000)	(149,550)

		(2,956,905)

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	(600)	(22,944)
Howard Hughes Corp. (The) (a)	(22,500)	(2,366,325)
Rmr Group, Inc. (The)	(936)	(23,325)
St. Joe Co. (The) (a)	(172,900)	(2,913,365)

		(5,325,959)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Road & Rail (0.0%)‡
Heartland Express, Inc.	(9,495)	$(171,955)

Semiconductors & Semiconductor Equipment (0.5%)
Cypress Semiconductor Corp.	(245,600)	(2,217,768)
SunPower Corp. (a)	(148,300)	(2,986,762)

		(5,204,530)

Software (0.0%)‡
Digimarc Corp. (a)	(9,900)	(295,515)

Specialty Retail (1.3%)
bebe stores, inc. (a)	(117,700)	(66,242)
CarMax, Inc. (a)	(29,400)	(1,556,730)
Conn’s, Inc. (a)	(87,700)	(1,204,998)
Container Store Group, Inc. (The) (a)	(138,100)	(980,510)
Five Below, Inc. (a)	(85,606)	(3,569,770)
MarineMax, Inc. (a)	(128,500)	(2,442,785)
Mattress Firm Holding Corp. (a)	(15,742)	(614,253)
Monro Muffler Brake, Inc.	(31,400)	(2,173,508)

		(12,608,796)

Technology Hardware, Storage & Peripherals (0.9%)
■ 3D Systems Corp. (a)	(267,100)	(4,724,999)
Nimble Storage, Inc. (a)	(194,800)	(1,437,624)
Stratasys, Ltd. (a)	(107,500)	(2,630,525)
Violin Memory, Inc. (a)	(298,100)	(105,259)

		(8,898,407)

Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc. (a)	(46,700)	(389,945)
Iconix Brand Group, Inc. (a)	(430,600)	(3,651,488)
Tumi Holdings, Inc. (a)	(32,848)	(876,385)

		(4,917,818)

Thrifts & Mortgage Finance (0.2%)
Nationstar Mortgage Holdings, Inc. (a)	(125,800)	(1,458,022)
Northwest Bancshares, Inc.	(23,800)	(333,676)
Ocwen Financial Corp. (a)	(206,100)	(465,786)

		(2,257,484)

Trading Companies & Distributors (0.6%)
Aircastle, Ltd.	(120,700)	(2,619,190)
Textainer Group Holdings, Ltd.	(186,900)	(2,883,867)

		(5,503,057)

Transportation Infrastructure (0.3%)
Macquarie Infrastructure Corp.	(46,400)	(3,266,096)
Wesco Aircraft Holdings, Inc. (a)	(3,661)	(52,828)

		(3,318,924)

Total Common Stocks Sold Short (Proceeds $319,368,624)		(311,323,033)

	Number of Warrants	Value
Warrant Sold Short (0.0%)‡
Energy Equipment & Services (0.0%)‡
Hercules Offshore, Inc. Expires 11/8/21 (a)(d)(e)	(662)	$(41)

Total Warrant Sold Short (Proceeds $0)		(41)

Total Investments Sold Short (Proceeds $319,368,624)	(31.2)%	(311,323,074)

Total Investments, Net of Investments Sold Short (Cost $881,181,684)	100.0	998,609,591
Other Assets, Less Liabilities	(0.0)‡	(475,232)
Net Assets	100.0%	$998,134,359

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(I)).

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of the fair valued securities was $(41), which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Illiquid security—As of April 30, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $(41), which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	As of April 30, 2016, cost was $1,206,816,891 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$142,604,137
Gross unrealized depreciation	(39,488,363)

Net unrealized appreciation	$103,115,774

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,301,626,383	$—	$—	$1,301,626,383
Exchange-Traded Funds	8,138,051	—	—	8,138,051
Short-Term Investment
Repurchase Agreement	—	168,231	—	168,231

Total Investments in Securities	$1,309,764,434	$168,231	$—	$1,309,932,665

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(311,323,033)	$—	$—	$(311,323,033)
Warrant Sold Short	—	(41)	—	(41)

Total Investments in Securities Sold Short	$(311,323,033)	$(41)	$—	(311,323,074)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,200,550,308)	$1,309,932,665
Receivables:
Fund shares sold	1,818,812
Dividends and interest	994,550
Other assets	77,640

Total assets	1,312,823,667

Liabilities
Investments sold short (proceeds $319,368,624)	311,323,074
Due to custodian	19,692
Payables:
Fund shares redeemed	1,435,288
Manager (See Note 3)	828,241
Broker fees and charges on short sales	823,519
NYLIFE Distributors (See Note 3)	110,631
Transfer agent (See Note 3)	54,116
Professional fees	37,051
Custodian	25,871
Dividends on investments sold short	24,656
Shareholder communication	3,472
Accrued expenses	3,697

Total liabilities	314,689,308

Net assets	$998,134,359

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$120,410
Additional paid-in capital	899,819,453

899,939,863
Net investment loss	(951,673)
Accumulated net realized gain (loss) on investments and investments sold short	(18,281,738)
Net unrealized appreciation (depreciation) on investments	109,382,357
Net unrealized appreciation (depreciation) on investments sold short	8,045,550

Net assets	$998,134,359

Class A
Net assets applicable to outstanding shares	$194,381,383

Shares of beneficial interest outstanding	23,356,283

Net asset value per share outstanding	$8.32
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.80

Investor Class
Net assets applicable to outstanding shares	$4,627,902

Shares of beneficial interest outstanding	563,319

Net asset value per share outstanding	$8.22
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.70

Class C
Net assets applicable to outstanding shares	$85,469,303

Shares of beneficial interest outstanding	11,481,643

Net asset value and offering price per share outstanding	$7.44

Class I
Net assets applicable to outstanding shares	$713,655,771

Shares of beneficial interest outstanding	85,008,822

Net asset value and offering price per share outstanding	$8.40

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,563,040
Interest	519

Total income	11,563,559

Expenses
Broker fees and charges on short sales	5,003,259
Manager (See Note 3)	4,664,911
Dividends on investments sold short	1,404,998
Distribution/Service—Class A (See Note 3)	208,947
Distribution/Service—Investor Class (See Note 3)	5,332
Distribution/Service—Class C (See Note 3)	364,873
Transfer agent (See Note 3)	247,699
Registration	54,638
Professional fees	46,413
Custodian	34,387
Shareholder communication	17,878
Trustees	9,888
Miscellaneous	15,486

Total expenses	12,078,709

Net investment income (loss)	(515,150)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	(49,652,239)
Investments sold short	37,645,882

Net realized gain (loss) on investments and investments sold short	(12,006,357)

Net change in unrealized appreciation (depreciation) on:
Investments	11,870,077
Investments sold short	(43,312,859)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	(31,442,782)

Net realized and unrealized gain (loss) on investments and investments sold short	(43,449,139)

Net increase (decrease) in net assets resulting from operations	$(43,964,289)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $810.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(515,150)	$418,146
Net realized gain (loss) on investments and investments sold short	(12,006,357)	15,366,332
Net change in unrealized appreciation (depreciation) on investments and investments sold short	(31,442,782)	60,726,454

Net increase (decrease) in net assets resulting from operations	(43,964,289)	76,510,932

Dividends and distributions to shareholders:
From net investment income:
Class I	(550,075)	—

From net realized gain on investments:
Class A	(2,975,134)	(3,118,181)
Investor Class	(84,541)	(243,109)
Class C	(1,492,137)	(1,379,349)
Class I	(13,693,346)	(76,207,635)

	(18,245,158)	(80,948,274)

Total dividends and distributions to shareholders	(18,795,233)	(80,948,274)

Capital share transactions:
Net proceeds from sale of shares	336,065,104	417,593,556
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,452,403	80,264,458
Cost of shares redeemed	(144,314,504)	(177,306,496)

Increase (decrease) in net assets derived from capital share transactions	209,203,003	320,551,518

Net increase (decrease) in net assets	146,443,481	316,114,176

Net Assets
Beginning of period	851,690,878	535,576,702

End of period	$998,134,359	$851,690,878

Undistributed net investment income (net investment loss) at end of period	$(951,673)	$113,552

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2016 (Unaudited)

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(43,964,289)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,044,182,188)
Investments sold	789,506,428
Purchases to cover securities sold short	(197,938,221)
Securities sold short	257,379,553
Sale of short term investments, net	13,203,401
Decrease in investment securities sold receivable	49,887
Decrease in dividends and interest receivable	129,640
Increase in other assets	(33,935)
Decrease in investment securities purchased payable	(12,977,998)
Increase in broker fees and charges payable on short sales	13,257
Increase in dividends payable for securities sold short	13,336
Increase in cash due to custodian	19,692
Increase in professional fees payable	10,628
Increase in custodian payable	20,017
Decrease in shareholder communication payable	(8,788)
Decrease in due to Trustees	(1,853)
Increase in due to manager	156,394
Increase in due to transfer agent	8,433
Increase in due to NYLIFE Distributors	44,810
Decrease in accrued expenses	(3,405)
Net change in unrealized (appreciation) depreciation on investments	(11,870,077)
Net realized (gain) loss from investments	49,652,239
Net change in unrealized (appreciation) depreciation on securities sold short	43,312,859
Net realized (gain) loss from securities sold short	(37,645,882)

Net cash used in operating activities	(195,106,062)

Cash flows from financing activities:
Proceeds from shares sold	340,515,007
Payment on shares redeemed	(144,070,361)
Cash distributions paid	(1,342,830)

Net cash from financing activities	195,101,816

Net decrease in cash:	(4,246)

Cash at beginning of period	4,246

Cash at end of period	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $17,452,403.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.93		$9.36	$10.31	$8.29	$7.89	$7.31

Net investment income (loss) (a)	(0.01)		(0.01)	(0.04)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.42)		1.05	1.53	2.59	1.03	0.56

Total from investment operations	(0.43)		1.04	1.49	2.58	1.05	0.59

Less dividends and distributions:
From net investment income	—		—	—	(0.03)	(0.02)	(0.01)
From net realized gain on investments	(0.18)		(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(0.18)		(1.47)	(2.44)	(0.56)	(0.65)	(0.01)

Net asset value at end of period	$8.32		$8.93	$9.36	$10.31	$8.29	$7.89

Total investment return (b)	(4.92	%)(c)	12.27%	17.79%	33.36%	14.54%	8.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26	%)††	(0.17%)	(0.47%)	(0.12%)	0.31%	0.33%
Net expenses (excluding short sale expenses)	1.34	% ††	1.32%	1.30%	1.30%	1.30%	1.34%
Expenses (including short sales expenses, before waiver/reimbursement)	2.71	% ††	2.37%	2.45%	2.55%	2.35%	2.03%
Short sale expenses	1.37	% ††	1.05%	1.15%	1.25%	1.05%	0.69%
Portfolio turnover rate	64%		152%	163%	128%	140%	145%
Net assets at end of period (in 000’s)	$194,381		$123,721	$18,611	$2,700	$500	$417

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.82		$9.28	$10.25	$8.25	$7.85	$7.28

Net investment income (loss) (a)	(0.01)		(0.02)	(0.06)	(0.03)	0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.41)		1.03	1.53	2.57	1.01	0.56

Total from investment operations	(0.42)		1.01	1.47	2.54	1.03	0.57

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡
From net realized gain on investments	(0.18)		(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(0.18)		(1.47)	(2.44)	(0.54)	(0.63)	(0.00)‡

Net asset value at end of period	$8.22		$8.82	$9.28	$10.25	$8.25	$7.85

Total investment return (b)	(4.87	%)(c)	12.04%	17.66%	32.94%	14.31%	7.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30	%)††	(0.26%)	(0.63%)	(0.28%)	0.19%	0.10%
Net expenses (excluding short sale expenses)	1.42	% ††	1.45%	1.53%	1.56%	1.54%	1.58%
Expenses (including short sales expenses, before waiver/reimbursement)	2.79	% ††	2.50%	2.70%	2.81%	2.61%	2.27%
Short sale expenses	1.37	% ††	1.05%	1.17%	1.25%	1.07%	0.69%
Portfolio turnover rate	64%		152%	163%	128%	140%	145%
Net assets at end of period (in 000’s)	$4,628		$3,938	$1,357	$594	$151	$121

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.04		$8.63	$9.76	$7.93	$7.62	$7.12

Net investment income (loss) (a)	(0.04)		(0.08)	(0.12)	(0.09)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.38)		0.96	1.43	2.45	0.98	0.55

Total from investment operations	(0.42)		0.88	1.31	2.36	0.94	0.50

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	(0.00)‡
From net realized gain on investments	(0.18)		(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(0.18)		(1.47)	(2.44)	(0.53)	(0.63)	(0.00)‡

Net asset value at end of period	$7.44		$8.04	$8.63	$9.76	$7.93	$7.62

Total investment return (b)	(5.35	%)(c)	11.32%	16.68%	31.91%	13.42%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.09	%)††	(1.04%)	(1.43%)	(1.03%)	(0.56%)	(0.63%)
Net expenses (excluding short sale expenses)	2.17	% ††	2.20%	2.28%	2.31%	2.30%	2.32%
Expenses (including short sales expenses, before waiver/reimbursement)	3.54	% ††	3.25%	3.42%	3.58%	3.36%	3.02%
Short sale expenses	1.37	% ††	1.05%	1.14%	1.27%	1.06%	0.70%
Portfolio turnover rate	64%		152%	163%	128%	140%	145%
Net assets at end of period (in 000’s)	$85,469		$54,873	$6,229	$1,190	$451	$379

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.00		$9.41	$10.34	$8.32	$7.92	$7.33

Net investment income (loss) (a)	0.00	‡	0.01	(0.01)	0.04	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.41)		1.05	1.53	2.56	1.02	0.57

Total from investment operations	(0.41)		1.06	1.52	2.60	1.07	0.62

Less dividends and distributions:
From net investment income	(0.01)		—	(0.01)	(0.05)	(0.04)	(0.03)
From net realized gain on investments	(0.18)		(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(0.19)		(1.47)	(2.45)	(0.58)	(0.67)	(0.03)

Net asset value at end of period	$8.40		$9.00	$9.41	$10.34	$8.32	$7.92

Total investment return (b)	(4.69	%)(c)	12.44%	18.13%	33.60%	14.76%	8.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03	% ††	0.15%	(0.09%)	0.44%	0.69%	0.61%
Net expenses (excluding short sale expenses)	1.08	% ††	1.07%	1.05%	1.05%	1.06%	1.09%
Expenses (including short sales expenses, before waiver/reimbursement)	2.46	% ††	2.12%	2.24%	2.32%	2.12%	1.79%
Short sale expenses	1.38	% ††	1.05%	1.19%	1.27%	1.06%	0.70%
Portfolio turnover rate	64%		152%	163%	128%	140%	145%
Net assets at end of period (in 000’s)	$713,656		$669,159	$509,379	$476,871	$461,366	$380,953

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“the Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). These financial statements and notes relate to the Fund, a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay U.S. Equity Opportunities Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature

31

Notes to Financial Statements (Unaudited) (continued)

of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or

32	MainStay U.S. Equity Opportunities Fund

bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(M)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

33

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at a 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $4,664,911.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $69,840 and $5,102, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $12,583 and $11,021, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$39,544
Investor Class	2,734
Class C	47,164
Class I	158,257

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

34	MainStay U.S. Equity Opportunities Fund

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$26,703,782
Long-Term Capital Gain	54,244,492
Total	$80,948,274

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $1,042,353 and $787,628, respectively.
Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	14,471,093	$121,492,745
Shares issued to shareholders in reinvestment of dividends and distributions	320,234	2,750,813
Shares redeemed	(5,303,366)	(43,485,306)

Net increase (decrease) in shares outstanding before conversion	9,487,961	80,758,252
Shares converted into Class A (See Note 1)	29,100	243,934
Shares converted from Class A (See Note 1)	(16,569)	(137,354)

Net increase (decrease)	9,500,492	$80,864,832

Year ended October 31, 2015:
Shares sold	14,381,714	$123,717,508
Shares issued to shareholders in reinvestment of dividends and distributions	361,897	3,018,217
Shares redeemed	(2,884,995)	(24,991,261)

Net increase (decrease) in shares outstanding before conversion	11,858,616	101,744,464
Shares converted into Class A (See Note 1)	44,060	378,595
Shares converted from Class A (See Note 1)	(34,376)	(287,083)

Net increase (decrease)	11,868,300	$101,835,976

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	251,681	$2,062,517
Shares issued to shareholders in reinvestment of dividends and distributions	9,972	84,562
Shares redeemed	(132,243)	(1,054,281)

Net increase (decrease) in shares outstanding before conversion	129,410	1,092,798
Shares converted into Investor Class (See Note 1)	16,771	137,354
Shares converted from Investor Class (See Note 1)	(29,464)	(243,934)

Net increase (decrease)	116,717	$986,218

Year ended October 31, 2015:
Shares sold	347,667	$2,956,909
Shares issued to shareholders in reinvestment of dividends and distributions	28,454	234,462
Shares redeemed	(65,989)	(555,202)

Net increase (decrease) in shares outstanding before conversion	310,132	2,636,169
Shares converted into Investor Class (See Note 1)	34,793	287,083
Shares converted from Investor Class (See Note 1)	(44,559)	(378,595)

Net increase (decrease)	300,366	$2,544,657

35

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,971,751	$45,313,951
Shares issued to shareholders in reinvestment of dividends and distributions	152,631	1,176,785
Shares redeemed	(1,469,534)	(10,803,690)

Net increase (decrease)	4,654,848	$35,687,046

Year ended October 31, 2015:
Shares sold	6,671,251	$51,629,797
Shares issued to shareholders in reinvestment of dividends and distributions	122,336	924,861
Shares redeemed	(688,370)	(5,306,159)

Net increase (decrease)	6,105,217	$47,248,499

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	19,788,231	$167,195,891
Shares issued to shareholders in reinvestment of dividends and distributions	1,551,991	13,440,243
Shares redeemed	(10,665,546)	(88,971,227)

Net increase (decrease)	10,674,676	$91,664,907

Year ended October 31, 2015:
Shares sold	27,857,540	$239,289,342
Shares issued to shareholders in reinvestment of dividends and distributions	9,068,762	76,086,918
Shares redeemed	(16,725,483)	(146,453,874)

Net increase (decrease)	20,200,819	$168,922,386

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune share-

holders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On March 24, 2016, the Second Circuit Court of Appeals affirmed the dismissal, holding that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims. The Court found that the claims were preempted because they conflict with the purpose of section 546(e), which provides a safe harbor for “settlement payments.” On April 12, 2016 the Plaintiffs filed a motion seeking a rehearing en banc. We are awaiting a decision.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay U.S. Equity Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Equity Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board,

38	MainStay U.S. Equity Opportunities Fund

the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

40	MainStay U.S. Equity Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695874 MS164-16	MSUER10-06/16 (NYLIM) NL0C2

MainStay High Yield Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.24 –0.78%	–10.39 –6.16%	2.15 3.10%	6.78 7.37%	2.00 2.00%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.19 –0.73	–10.26 –6.03	2.18 3.12	6.77 7.36	1.94 1.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.06 –1.10	–7.62 –6.73	2.38 2.38	6.56 6.56	2.69 2.69
Class I Shares	No Sales Charge		–0.65	–5.91	3.35	7.63	1.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Moths	One Year	Five Years	Since Inception
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	2.27%	–1.30%	5.21%	7.48%
Average Lipper High Yield Fund[5]	0.83	–2.38	4.14	5.87

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$992.20	$8.67	$1,016.20	$8.77

Investor Class Shares	$1,000.00	$992.70	$8.17	$1,016.70	$8.27

Class C Shares	$1,000.00	$989.00	$11.87	$1,012.90	$12.01

Class I Shares	$1,000.00	$993.50	$7.43	$1,017.40	$7.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.75% for Class A, 1.65% for Investor Class, 2.40% for Class C and 1.50% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	HCA, Inc., 5.00%–5.875%, due 5/1/23–3/15/24

2.	T-Mobile USA, Inc., 6.125%–6.542%, due 4/28/20–1/15/22

3.	Frontier Communications Corp., 6.25%–11.00%, due 9/15/21–9/15/25

4.	ArcelorMittal, 7.75%–8.00%, due 10/15/39–3/1/41

5.	Scientific Games International, Inc., 6.00%–10.00%, due 10/18/20–12/1/22
6.	iHeartCommunications, Inc., 7.185%–9.00%, due 1/30/19–3/1/21

7.	MGM Resorts International, 6.75%, due 10/1/20

8.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 8/15/19–2/15/21

9.	CHS / Community Health Systems, Inc., 6.875%, due 2/1/22

10.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32

Top Five Short Positions as of April 30, 2016 (Unaudited)

1.	Williams Partners, L.P., 4.875%, due 5/15/23
2.	Rice Energy, Inc., 6.25%, due 5/1/22
3.	Noble Energy, Inc., 4.15%, due 12/15/21
4.	Southwestern Energy Co., 4.95%, due 1/23/25
5.	Time Warner Cable, Inc., 8.75%, due 2/14/19

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned –0.78% for Class A shares, –0.73% for Investor Class shares and –1.10% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –0.65%. For the six months ended April 30, 2016, all share classes underperformed the 2.27% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s broad-based securities-market index, and the 0.83% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in certain segments of the energy sector and in the insurance sector. These were the primary reasons for the Fund’s underperformance of its benchmark.

The reporting period was volatile for all risk-based assets in the Fund, including high-yield bonds. In the Fund, securities of U.S. domestic oil and gas producers along with other challenged commodity providers detracted from performance relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which contrasted with the performance of securities in most unrelated sectors. During the reporting period, the Fund reduced its position in energy. Although energy prices rallied at the end of the reporting period, prices remained well off their highs and defaults were increasing.

While spread3 product in the Fund underperformed during the reporting period, there was significant spread compression as the reporting period came to a close. The segments of the U.S. high-yield bond market that bore the brunt of the original sell-off rebounded sharply as the rally progressed. In particular, energy and metals & mining posted double-digit returns, while securities rated CCC outperformed securities rated B, which outperformed securities rated BB.4 The rebound coincided with a sharp turnaround in energy prices, as fears of a U.S. recession and slowing economic growth in China abated.

What was the Fund’s duration5 strategy during the reporting period?

Throughout the reporting period the Fund maintained a duration closely in line with that of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. At the end of the reporting period the Fund’s effective duration was 4.2 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many events that had to be considered in positioning the Fund. Among these were inconsistent economic data, monetary policies of global central banks, volatility in energy prices, a slowing economy in China and a flattening yield curve.6 Though volatility spiked during the reporting period, we believed that high-yield bonds continued to be attractive relative to government-related securities because of solid fundamentals in most sectors of the market. We also believed that the low-interest-rate environment during the reporting period had sparked healthy demand for higher-yielding products. We believed, in turn, that strengthening credit fundamentals could support the narrowing of spreads, as could a favorable supply/demand balance for corporate debt. During the reporting period, the Fund reduced its exposure to the energy sector. Although energy prices rallied at the end of the reporting period, prices remained well off their highs and defaults were increasing.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The volatility in the commodity complex was a big driver of returns during the reporting period. In particular, the Fund’s

1.	See footnote on page 6 for more information on the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” may refer to securities or asset classes that typically trade at a spread to comparable U.S. Treasury issues.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

positioning in the oil & gas services sector was a negative contributor to performance. (Contributions take weightings and total returns into account.) This was partially offset by the Fund’s underweight position relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in the oil & gas exploration & production sector, which benefited the Fund’s relative performance. In the basic industry sector, the performance of the Fund’s steel holdings was beneficial, while an overweight position in metals & mining detracted from performance. The insurance sector also detracted from the Fund’s performance. The value of these positions fell because of market concerns that the companies might not call their bonds at the next call date, which could extend the bonds to a long maturity. This caused the Fund’s insurance bond prices to fall, which detracted from the Fund’s performance.

Positions in commodity-based sectors, such as energy and metals & mining, experienced elevated price volatility during the reporting period. Though these bonds rallied at the end of the reporting period, they were the Fund’s biggest detractors. Prior to the rally, the outlook for companies involved in the exploration and production of gas and oil had been clouded by a supply-and-demand imbalance that led to price declines. Those declines reversed course in mid-February 2016.

Positive contributors included homebuilders and related entities, which benefited from an upturn in housing. Other consumer-oriented industries, such as capital goods, leisure and media, also performed well for the Fund during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased shares of Continental Resources and Freeport-McMoRan. The common theme between these two companies is that they were “fallen angels,” having been downgraded to below investment grade in February 2016. Continental Resources is an energy exploration and production company primarily in the U.S. shale formations. Continental Resources has been a very efficient driller and has managed to lower its cost of production. In addition, the company has a relatively conservative balance sheet that we believe is well managed. We believe that Continental Resources will survive the current environment of low oil prices and could thrive if oil prices rise. We also believed that its bonds represented good relative value. Freeport-McMoRan is a leading global miner of copper and other metals. The company is a low-cost miner of copper, and it has a conservative balance sheet. Given these characteristics, we believed that Freeport-McMoRan may do relatively well in a low-priced commodity environment, where it can compete well against higher-cost producers. We also believed that its bonds represented great relative value for a world-leading producer of copper.

We sold the Fund’s holding in Intelsat, the world’s largest satellite company, because of credit concerns. Intelsat reported lackluster results that resulted from increased competition and lower government spending. With a highly levered balance sheet, we believed that the company’s ability to de-lever was limited. As Intelsat has looming maturities in the next two to three years, we believed their refinancing options may run out. We sold a portion of the Fund’s holding in Basic Energy because of credit concerns. Basic Energy is a small oil-field services company, supplying well-servicing services to exploration and production companies. In a low-oil-price environment, exploration and production has been pared back, reducing the need for Basic Energy’s services. This had a negative impact on the company’s business, and its revenue declined sharply, increasing leverage significantly. In addition, Basic Energy reported almost no operational cash flow for the most recent quarter.

How did the Fund’s sector weightings change during the reporting period?

In the banking sector, we trimmed the Fund’s exposure to some higher dollar-priced securities (especially non-U.S. dollar securities) as we did not feel that the Fund was being adequately compensated given the risks of the euro region. This was particularly true given the region’s slower growth prospects and the potential impact from a possible British exit from the European Union. The Fund also pared back exposure to companies with weaker credit profiles, specifically in the energy sector. We used the proceeds from these sales to increase the Fund’s exposure in the consumer and technology sectors. We also made some adjustments to the Fund’s commodities exposure largely as a result of formerly investment-grade securities falling into the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. We believe that this repositioning protects the Fund in a “lower for longer” commodity price environment, but it gives the Fund some participation if commodity prices continue to rally.

Though we witnessed increased bouts of volatility during the reporting period, the changes made to the Fund’s positioning were not major.

How was the Fund positioned at the end of the reporting period?

In spite of market volatility, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets has not changed. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative. We believe that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

10	MainStay High Yield Opportunities Fund

As of April 30, 2016, the Fund maintained overweight positions relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in capital goods, insurance and technology. As of the same date, the Fund held underweight positions relative to the benchmark in energy, metals & mining and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.0%† Asset-Backed Securities 0.4%
Home Equity 0.4%
GSAA Home Equity Trust
Series 2006-14, Class A1 0.483%, due 9/25/36 (a)	$407,126	$208,046
Series 2006-18, Class AV1 0.503%, due 11/25/36 (a)	100,823	40,732
Series 2007-5, Class 2A1A 0.553%, due 4/25/47 (a)	342,653	278,930
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.533%, due 3/25/47 (a)	404,254	240,189
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.543%, due 9/25/37 (a)	2,161,975	943,308

		1,711,205

Total Asset-Backed Securities (Cost $2,596,933)		1,711,205

Convertible Bond 0.0%‡
Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (b)(c)(d)(e)	11,797	8,786

Total Convertible Bond (Cost $8,872)		8,786

Corporate Bonds 90.2%
Advertising 0.5%
Lamar Media Corp. 5.75%, due 2/1/26 (e)	1,800,000	1,903,500

Aerospace & Defense 2.1%
KLX, Inc. 5.875%, due 12/1/22 (e)	3,480,000	3,501,750
Orbital ATK, Inc. 5.25%, due 10/1/21	3,045,000	3,189,637
TransDigm, Inc. 6.00%, due 7/15/22	2,200,000	2,226,840

		8,918,227

Airlines 0.7%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 1/2/22	762,651	852,262

	Principal Amount	Value
Airlines (continued)
American Airlines Group, Inc. 6.125%, due 6/1/18	$1,960,000	$2,036,244

		2,888,506

Auto Manufacturers 1.2%
Ford Motor Co.
7.50%, due 8/1/26	255,000	320,332
9.98%, due 2/15/47	1,500,000	2,245,324
Navistar International Corp. 8.25%, due 11/1/21	3,665,000	2,620,475

		5,186,131

Auto Parts & Equipment 1.7%
Dana Holding Corp. 5.375%, due 9/15/21	3,175,000	3,246,438
MPG Holdco I, Inc. 7.375%, due 10/15/22 (f)	1,855,000	1,855,000
ZF North America Capital, Inc. 4.75%, due 4/29/25 (e)	2,075,000	2,103,531

		7,204,969

Banks 1.8%
Bank of America Corp. 6.30%, due 12/29/49 (a)	805,000	843,238
Citigroup, Inc. 6.30%, due 12/29/49 (a)	3,750,000	3,675,000
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)	1,000,000	997,500
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	1,715,000	1,755,731
Wells Fargo Capital X 5.95%, due 12/1/86	425,000	436,050

		7,707,519

Building Materials 1.0%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17 (f)	3,000,000	2,460,000
USG Corp. 5.875%, due 11/1/21 (e)	1,720,000	1,810,300

		4,270,300

Chemicals 0.7%
Momentive Performance Materials, Inc. 4.69%, due 4/24/22	2,510,000	1,556,200
Momentive Performance Materials, Inc. (Escrow Claim Shares) 10.00%, due 10/15/20 (b)(c)(d)	2,510,000	3
PQ Corp. 6.75%, due 11/15/22 (e)	1,385,000	1,428,281

		2,984,484

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 3.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23 (f)	$2,460,000	$2,351,268
Hertz Corp. (The) 7.375%, due 1/15/21	3,095,000	3,191,719
Service Corp. International 5.375%, due 5/15/24 (f)	3,005,000	3,200,325
United Rentals North America, Inc. 6.125%, due 6/15/23 (f)	3,885,000	4,030,687

		12,773,999

Computers 0.9%
NCR Corp. 6.375%, due 12/15/23	3,830,000	3,983,200

Electric 1.1%
Calpine Corp. 5.75%, due 1/15/25 (f)	4,670,000	4,716,700

Entertainment 1.4%
GLP Capital, L.P. / GLP Financing II, Inc. 5.375%, due 4/15/26	1,345,000	1,402,163
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (f)	2,900,000	3,023,250
♦Scientific Games International, Inc. 10.00%, due 12/1/22 (f)	1,705,000	1,409,182

		5,834,595

Finance—Auto Loans 0.9%
Ally Financial, Inc. 8.00%, due 11/1/31	3,211,000	3,851,930

Finance—Consumer Loans 3.4%
Navient Corp. 8.00%, due 3/25/20	4,710,000	4,945,500
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (e)	4,350,000	4,524,000
Springleaf Finance Corp.
6.00%, due 6/1/20	3,855,000	3,691,162
7.75%, due 10/1/21	1,270,000	1,254,125

		14,414,787

Food 2.2%
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (e)	1,725,000	1,753,031
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (e)	2,665,000	2,711,638
Smithfield Foods, Inc. 6.625%, due 8/15/22 (f)	2,810,000	2,971,575

	Principal Amount	Value
Food (continued)
US Foods, Inc. 8.50%, due 6/30/19	$1,900,000	$1,949,875

		9,386,119

Forest Products & Paper 0.5%
Stora Enso OYJ 7.25%, due 4/15/36 (e)	1,900,000	1,970,300

Hand & Machine Tools 0.6%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (e)	2,375,000	2,383,906

Health Care—Products 0.6%
Alere, Inc. 6.50%, due 6/15/20 (f)	2,615,000	2,588,850

Health Care—Services 5.2%
♦CHS / Community Health Systems, Inc. 6.875%, due 2/1/22	5,925,000	5,362,125
♦HCA, Inc.
5.00%, due 3/15/24	6,830,000	7,069,050
5.875%, due 5/1/23	2,600,000	2,734,875
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (e)	3,110,000	3,247,338
Tenet Healthcare Corp. 8.125%, due 4/1/22 (f)	3,300,000	3,423,750

		21,837,138

Holding Company—Diversified 0.2%
Stena AB 7.00%, due 2/1/24 (e)	1,191,000	1,012,350

Home Builders 4.9%
Beazer Homes USA, Inc.
5.75%, due 6/15/19 (f)	780,000	723,450
7.25%, due 2/1/23	2,720,000	2,284,800
K. Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (e)	2,350,000	1,645,000
7.25%, due 10/15/20 (e)	1,755,000	1,567,180
KB Home 7.50%, due 9/15/22	2,800,000	2,858,520
Meritage Homes Corp. 6.00%, due 6/1/25	2,135,000	2,177,700
PulteGroup, Inc. 7.875%, due 6/15/32	3,795,000	4,250,400
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	5,050,000	5,075,250

		20,582,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares 0.4%
Spectrum Brands, Inc. 5.75%, due 7/15/25	$1,450,000	$1,537,943

Insurance 4.3%
Aviva PLC 6.125%, due 11/14/36 (a)	GBP 2,090,000	3,170,632
Glen Meadow Pass-through Trust 6.505%, due 2/12/67 (a)(e)	$5,650,000	4,138,625
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (e)	500,000	546,250
10.75%, due 6/15/88 (a)(e)	500,000	730,000
Lincoln National Corp.
6.05%, due 4/20/67 (a)	3,000,000	1,973,100
7.00%, due 5/17/66 (a)	3,840,000	2,572,800
Oil Insurance, Ltd. 3.611%, due 12/29/49 (a)(e)	3,250,000	2,925,000
Pacific Life Insurance Co.
7.90%, due 12/30/23 (e)	1,300,000	1,642,044
9.25%, due 6/15/39 (e)	500,000	719,982

		18,418,433

Iron & Steel 2.4%
AK Steel Corp. 8.375%, due 4/1/22 (f)	2,700,000	2,126,250
♦ArcelorMittal
7.75%, due 3/1/41	1,100,000	1,017,500
8.00%, due 10/15/39	5,685,000	5,287,050
United States Steel Corp. 7.375%, due 4/1/20	1,860,000	1,753,050

		10,183,850

Lodging 2.4%
Boyd Gaming Corp. 6.375%, due 4/1/26 (e)	1,555,000	1,589,987
♦MGM Resorts International 6.75%, due 10/1/20	5,414,000	5,779,445
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (e)	3,120,000	2,985,450

		10,354,882

Machinery—Construction & Mining 0.9%
Terex Corp. 6.00%, due 5/15/21	3,825,000	3,786,750

Machinery—Diversified 1.1%
CNH Industrial Capital LLC 4.875%, due 4/1/21	1,700,000	1,700,000
Zebra Technologies Corp. 7.25%, due 10/15/22 (f)	2,915,000	3,155,779

		4,855,779

	Principal Amount	Value
Media 6.5%
Altice Luxembourg S.A. 7.75%, due 5/15/22 (e)	$3,495,000	$3,486,263
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	4,450,000	4,666,938
CCOH Safari LLC 5.75%, due 2/15/26 (e)	1,190,000	1,228,675
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	1,000,000	1,005,000
7.625%, due 3/15/20	1,872,000	1,735,119
DISH DBS Corp. 6.75%, due 6/1/21	4,220,000	4,347,486
♦iHeartCommunications, Inc. 9.00%, due 3/1/21	4,975,000	3,519,813
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.625%, due 2/15/26 (e)	EUR 1,500,000	1,799,160
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (e)	$2,690,000	2,737,075
Virgin Media Finance PLC 6.375%, due 10/15/24 (e)	GBP 2,100,000	3,099,101

		27,624,630

Mining 2.4%
Aleris International, Inc. 7.875%, due 11/1/20	$2,053,000	1,822,037
Anglo American Capital PLC
4.125%, due 4/15/21 (e)	437,000	402,446
4.875%, due 5/14/25 (e)	1,007,000	919,190
FMG Resources (August 2006) Pty, Ltd.
6.875%, due 4/1/22 (e)	1,155,000	1,051,050
9.75%, due 3/1/22 (e)	935,000	982,966
Freeport-McMoRan, Inc.
3.55%, due 3/1/22	985,000	822,475
3.875%, due 3/15/23	1,600,000	1,340,000
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 6.625%, due 10/14/22 (e)	2,515,000	2,715,571

		10,055,735

Miscellaneous—Manufacturing 1.6%
Bombardier, Inc. 6.125%, due 1/15/23 (e)	2,135,000	1,857,450
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	1,775,000	1,544,250
Textron Financial Corp. 6.00%, due 2/15/67 (a)(e)	4,725,000	3,307,500

		6,709,200

Oil & Gas 6.7%
California Resources Corp. 8.00%, due 12/15/22 (e)	1,368,000	940,500

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Carrizo Oil & Gas, Inc. 6.25%, due 4/15/23	$820,000	$787,200
Cenovus Energy, Inc. 6.75%, due 11/15/39	1,285,000	1,247,867
CHC Helicopter S.A. 9.25%, due 10/15/20 (g)	2,569,500	1,143,427
CITGO Petroleum Corp. 6.25%, due 8/15/22 (e)	3,415,000	3,329,625
Concho Resources, Inc. 6.50%, due 1/15/22	1,900,000	1,976,000
Continental Resources, Inc. 5.00%, due 9/15/22	1,800,000	1,680,750
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (e)	2,900,000	2,927,736
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (e)	3,155,000	3,218,100
Petrobras Global Finance B.V.
6.25%, due 3/17/24	1,310,000	1,142,975
7.25%, due 3/17/44 (f)	1,960,000	1,587,600
Precision Drilling Corp. 6.50%, due 12/15/21	1,740,000	1,496,400
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20 (e)	2,160,000	2,160,000
Transocean, Inc. 6.80%, due 3/15/38	3,500,000	2,143,750
Whiting Petroleum Corp. 5.75%, due 3/15/21 (f)	3,310,000	2,755,575

		28,537,505

Oil & Gas Services 1.2%
Basic Energy Services, Inc. 7.75%, due 10/15/22	75,000	23,812
CGG S.A. 6.50%, due 6/1/21	3,800,000	1,520,000
PHI, Inc. 5.25%, due 3/15/19	1,895,000	1,746,963
Weatherford International, Ltd. 6.75%, due 9/15/40	2,380,000	1,808,800

		5,099,575

Packaging & Containers 3.9%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (e)	2,470,000	2,593,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, due 6/30/21 (e)	1,350,000	1,329,750
7.25%, due 5/15/24 (e)	1,200,000	1,200,000
Novelis, Inc. 8.75%, due 12/15/20	3,165,000	3,267,862

	Principal Amount	Value
Packaging & Containers (continued)
♦Reynolds Group Issuer, Inc.
8.25%, due 2/15/21	$2,750,000	$2,846,250
9.875%, due 8/15/19 (f)	2,566,000	2,652,603
Sealed Air Corp. 5.50%, due 9/15/25 (e)	2,465,000	2,615,981

		16,505,946

Pharmaceuticals 1.3%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (e)	1,890,000	1,854,563
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (e)	4,200,000	3,559,500

		5,414,063

Pipelines 1.5%
MPLX, L.P. 4.875%, due 6/1/25 (e)	1,695,000	1,637,867
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	2,200,000	2,028,136
6.875%, due 2/1/21	2,015,000	2,060,337
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20 (f)	796,000	811,920

		6,538,260

Private Equity 1.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	5,500,000	5,245,625

Real Estate Investment Trusts 1.1%
Iron Mountain, Inc. 6.00%, due 8/15/23	4,390,000	4,664,375

Retail 1.0%
Dollar Tree, Inc. 5.75%, due 3/1/23 (e)	2,635,000	2,813,653
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.75%, due 3/1/25 (f)	1,410,000	1,388,850

		4,202,503

Semiconductors 1.5%
Qorvo, Inc. 6.75%, due 12/1/23 (e)	3,265,000	3,354,787
Sensata Technologies UK Financing Co. PLC 6.25%, due 2/15/26 (e)	2,685,000	2,866,238

		6,221,025

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 1.5%
First Data Corp. 7.00%, due 12/1/23 (e)	$4,330,000	$4,449,075
MSCI, Inc. 5.75%, due 8/15/25 (e)	1,765,000	1,877,519

		6,326,594

Telecommunications 10.9%
CenturyLink, Inc. 6.75%, due 12/1/23 (f)	3,585,000	3,531,225
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (e)	3,580,000	3,669,500
♦Frontier Communications Corp.
6.25%, due 9/15/21	1,600,000	1,488,000
11.00%, due 9/15/25 (e)	5,050,000	5,100,500
Hughes Satellite Systems Corp. 7.625%, due 6/15/21 (f)	4,315,000	4,800,437
Level 3 Financing, Inc.
5.375%, due 1/15/24 (e)	3,360,000	3,410,400
5.375%, due 5/1/25 (f)	230,000	234,025
♦Sprint Capital Corp.
6.875%, due 11/15/28 (f)	6,185,000	4,592,363
8.75%, due 3/15/32	885,000	703,575
Sprint Communications, Inc. 6.00%, due 11/15/22 (f)	3,775,000	2,776,550
♦T-Mobile USA, Inc.
6.125%, due 1/15/22	5,225,000	5,496,073
6.542%, due 4/28/20 (f)	3,700,000	3,815,625
Telecom Italia Capital S.A. 7.20%, due 7/18/36	3,325,000	3,474,625
ViaSat, Inc. 6.875%, due 6/15/20 (f)	1,225,000	1,264,813
Windstream Services LLC 7.50%, due 4/1/23 (f)	2,420,000	1,960,200

		46,317,911

Transportation 1.8%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (e)	2,496,000	2,533,440
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	2,385,000	1,517,456
XPO Logistics, Inc. 6.50%, due 6/15/22 (e)	3,675,000	3,578,715

		7,629,611

Total Corporate Bonds (Cost $397,353,887)		382,630,005

Foreign Bonds 1.8%
Food 0.6%
Premier Foods Finance PLC Series Reg S 6.50%, due 3/15/21	GBP 1,700,000	2,478,989

	Principal Amount	Value
Insurance 0.3%
Assicurazioni Generali S.p.A. 6.416%, due 12/29/49 (a)	GBP 1,000,000	$1,449,242

Packaging & Containers 0.9%
Rexam PLC 6.75%, due 6/29/67 (a)	EUR 3,300,000	3,810,407

Total Foreign Bonds (Cost $8,696,979)		7,738,638

Loan Assignments 3.2% (h)
Auto Parts & Equipment 0.6%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	$2,357,509	2,359,473

Entertainment 1.1%
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	4,887,500	4,807,062

Food Services 0.2%
Aramark Services, Inc.
USD Term Loan F 3.25%, due 2/24/21	853,279	854,079
Extended Synthetic LOC 2 3.937%, due 7/26/16	179	176
Extended Synthetic LOC 3 4.131%, due 7/26/16	100	98

		854,353

Health Care—Products 0.7%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,965,941	2,810,846

Media 0.6%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	374,866	373,636
♦iHeartCommunications, Inc. Term Loan D 7.185%, due 1/30/19	3,127,798	2,329,233

		2,702,869

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.875%, due 10/10/16	164,103	162,462

Total Loan Assignments (Cost $14,593,262)		13,697,065

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 0.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 2.792%, due 11/25/35 (i)	$390,460	$344,936
IndyMac Index Mortgage Loan Trust Series 2004-AR4, Class 3A 2.625%, due 8/25/34 (i)	370,681	353,699
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (c)	77,433	77,069
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.856%, due 7/25/36 (i)	394,347	377,947

		1,153,651

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	227,487	215,602
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.192%, due 11/25/36 (i)	389,494	336,398

		552,000

Total Mortgage-Backed Securities (Cost $1,607,733)		1,705,651

Total Long-Term Bonds (Cost $424,857,666)		407,491,350

Short-Term Investment 8.2%
Repurchase Agreement 8.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $34,619,971 (Collateralized by a Federal Home Loan Mortgage Corp. with a rate of 2.01% and a maturity date of 6/8/21, with a Principal Amount of $34,975,000 and a Market Value of $35,314,258)	34,619,885	34,619,885

Total Short-Term Investment (Cost $34,619,885)		34,619,885

Total Investments, Before Investments Sold Short (Cost $459,477,551) (j)	104.2%	442,111,235

	Principal Amount	Value
Corporate Bonds Sold Short (5.0%)
Media (0.0%)‡
Time Warner Cable, Inc. 8.75%, due 2/14/19	$(6,000)	$(7,079)

Oil & Gas (2.8%)
Noble Energy, Inc. 4.15%, due 12/15/21	(3,750,000)	(3,826,849)
Rice Energy, Inc. 6.25%, due 5/1/22	(6,685,000)	(6,618,150)
Southwestern Energy Co. 4.95%, due 1/23/25	(1,450,000)	(1,261,500)

		(11,706,499)

Pipelines (2.2%)
Williams Partners, L.P. 4.875%, due 5/15/23	(10,115,000)	(9,283,567)

Total Corporate Bonds Sold Short (Proceeds $22,186,004)		(20,997,145)

Total Investments, Net of Investments Sold Short (Cost $437,291,547)	99.2	421,114,090
Other Assets, Less Liabilities	0.8	3,358,628
Net Assets	100.0%	$424,472,718

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $224,391, which represented 0.1% of the Fund’s net assets.

(c)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $85,858, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	Restricted security.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

(g)	Issue in default.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2016.

(j)	As of April 30, 2016, cost was $459,492,768 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$10,886,523
Gross unrealized depreciation	(28,268,056)

Net unrealized depreciation	$(17,381,533)

As of April 30, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	EUR	7,378,000	$8,322,242	$127,637
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	7,209,000	10,494,862	38,760

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	EUR	7,378,000	8,394,578	(55,301)
Euro vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		5,131,000	5,827,533	(63,312)
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	7,209,000	10,394,089	(139,533)
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		7,211,000	10,499,959	(39,194)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(130,943)

As of April 30, 2016, the Fund held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]		Notional Amount (000)[3]	Receive/ (Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	EUR	10,500	(5.00)%	$(610,243)	$(824,347)	$(214,104)

As of April 30, 2016, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/ (Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$12,500	(1.00)%	$(547,175)	$44,541	$(502,634)

1.	As of April 30, 2016, cash in the amount of $489,869 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2016.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,711,205	$—	$1,711,205
Convertible Bond (b)	—	—	8,786	8,786
Corporate Bonds (c)	—	382,630,002	3	382,630,005
Foreign Bonds	—	7,738,638	—	7,738,638
Loan Assignments (d)	—	13,696,889	176	13,697,065
Mortgage-Backed Securities (e)	—	1,490,049	215,602	1,705,651

Total Long-Term Bonds	—	407,266,783	224,567	407,491,350

Short-Term Investment
Repurchase Agreement	—	34,619,885	—	34,619,885

Total Investments in Securities	—	441,886,668	224,567	442,111,235

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	166,397	—	166,397

Total Investments in Securities and Other Financial Instruments	$—	$442,053,065	$224,567	$442,277,632

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Corporate Bonds Sold Short	$—	$(20,997,145)	$—	$(20,997,145)

Total Investments in Securities Sold Short	—	(20,997,145)	—	(20,997,145)

Other Financial Instruments
Credit Default Swap Contracts (f)	—	(716,738)	—	(716,738)
Foreign Currency Forward Contracts (f)	—	(297,340)	—	(297,340)

Total Other Financial Instruments	—	(1,014,078)	—	(1,014,078)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(22,011,223)	$—	$(22,011,223)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $8,786 is held in Mining within the Convertible Bond section of the Portfolio of Investments.

(c)	The Level 3 security valued at $3 is held in Chemicals within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $176 is held in Food Services within Loan Assignments whose value was obtained from an independent pricing service which utilize a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $215,602 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, a security with a market value of $247,597 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for this security, from an independent pricing service, utilized significant observable inputs.

As of April 30, 2016, securities with market values of $13,803 and $163,289 were transferred from Level 3 to Level 2. The transfers occurred as a result of utilizing significant observable inputs. As of April 30, 2016, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (b)
Long-Term Bonds
Convertible Bond
Mining	$9,375	$—	$—	$(589)	$—	$—	$—	$—	$8,786	$(589)
Corporate Bonds
Chemicals	3	—	—	—	—	—	—	—	3	—
Loan Assignments
Food Services	38,668	285	236	(274)	—	(24,936)	—	(13,803)	176	(288)
Real Estate	163,289	—	—	—	—	—	—	(163,289)	—	—
Mortgage-Backed Securities
Residential Mortgages	—	194	(4,301)	(3,327)	—	(24,561)	247,597	—	215,602	(3,327)

Total	$211,335	$479	$(4,065)	$(4,190)	$—	$(49,497)	$247,597	$(177,092)	$224,567	$(4,204)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $459,477,551)	$442,111,235
Cash collateral on deposit at broker	489,869
Cash denominated in foreign currencies (identified cost $196,121)	201,481
Receivables:
Interest	7,120,991
Investment securities sold	1,386,446
Fund shares sold	513,475
Premiums paid for OTC swap contract	547,175
Other assets	38,533
Unrealized appreciation on foreign currency forward contracts	166,397
Variation margin on centrally cleared swaps	23,041

Total assets	452,598,643

Liabilities
Investments sold short (proceeds $22,186,004)	20,997,145
Payables:
Investment securities purchased	3,207,775
Fund shares redeemed	1,577,551
Interest on investments sold short	514,726
Transfer agent (See Note 3)	246,394
Manager (See Note 3)	238,926
NYLIFE Distributors (See Note 3)	105,703
Broker fees and charges on short sales	98,513
Professional fees	68,251
Shareholder communication	26,668
Custodian	20,906
Trustees	1,528
Accrued expenses	5,511
Dividend payable	216,354
Unrealized depreciation on OTC swap contract	502,634
Unrealized depreciation on foreign currency forward contracts	297,340

Total liabilities	28,125,925

Net assets	$424,472,718

Composition of Net Assets
Shares of beneficial interest outstanding (par value $.001 per share) unlimited number of shares authorized	$41,896
Additional paid-in capital	522,061,939

522,103,835
Undistributed net investment income	1,329,078
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(81,950,252)
Net unrealized appreciation (depreciation) on investments and swap contracts	(18,083,054)
Net unrealized appreciation (depreciation) on investments sold short	1,188,859
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(115,748)

Net assets	$424,472,718

Class A
Net assets applicable to outstanding shares	$147,616,003

Shares of beneficial interest outstanding	14,568,593

Net asset value per share outstanding	$10.13
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.61

Investor Class
Net assets applicable to outstanding shares	$4,962,689

Shares of beneficial interest outstanding	492,257

Net asset value per share outstanding	$10.08
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.56

Class C
Net assets applicable to outstanding shares	$90,862,720

Shares of beneficial interest outstanding	9,006,216

Net asset value and offering price per share outstanding	$10.09

Class I
Net assets applicable to outstanding shares	$181,031,306

Shares of beneficial interest outstanding	17,828,462

Net asset value and offering price per share outstanding	$10.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,526,586

Expenses
Manager (See Note 3)	1,878,075
Interest on investments sold short	699,918
Distribution/Service—Class A (See Note 3)	202,112
Distribution/Service—Investor Class (See Note 3)	5,910
Distribution/Service—Class C (See Note 3)	490,693
Transfer agent (See Note 3)	638,257
Broker fees and charges on short sales	346,951
Professional fees	55,023
Shareholder communication	51,676
Registration	38,275
Custodian	24,937
Trustees	6,819
Interest expense	1,388
Miscellaneous	12,334

Total expenses before waiver/reimbursement	4,452,368
Expense waiver/reimbursement from Manager (See Note 3)	(292,251)

Net expenses	4,160,117

Net investment income (loss)	12,366,469

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(54,036,427)
Investments sold short	1,203,018
Swap transactions	(645,235)
Foreign currency transactions	1,116,569

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(52,362,075)

Net change in unrealized appreciation (depreciation) on:
Investments	28,848,618
Investments sold short	(1,217,626)
Swap contracts	536,681
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(664,156)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	27,503,517

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(24,858,558)

Net increase (decrease) in net assets resulting from operations	$(12,492,089)

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,366,469	$51,547,475
Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(52,362,075)	(29,739,229)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	27,503,517	(73,218,979)

Net increase (decrease) in net assets resulting from operations	(12,492,089)	(51,410,733)

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,236,616)	(19,301,446)
Investor Class	(123,473)	(299,160)
Class C	(2,165,157)	(7,360,496)
Class I	(5,285,942)	(22,969,265)

	(11,811,188)	(49,930,367)

From net realized gain on investments:
Class A	—	(10,523,782)
Investor Class	—	(134,780)
Class C	—	(4,256,817)
Class I	—	(12,580,060)

	—	(27,495,439)

From return of capital:
Class A	—	(1,090,038)
Investor Class	—	(17,820)
Class C	—	(485,913)
Class I	—	(1,224,072)

	—	(2,817,843)

Total dividends and distributions to shareholders	(11,811,188)	(80,243,649)

Capital share transactions:
Net proceeds from sale of shares	106,157,156	211,491,350
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,374,168	69,191,417
Cost of shares redeemed	(306,227,611)	(692,707,537)

Increase (decrease) in net assets derived from capital share transactions	(189,696,287)	(412,024,770)

Net increase (decrease) in net assets	(213,999,564)	(543,679,152)

	2016	2015
Net Assets
Beginning of period	638,472,282	1,182,151,434

End of period	$424,472,718	$638,472,282

Undistributed net investment income at end of period	$1,329,078	$773,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Cash Flows

for the six months ended April 30, 2016 (Unaudited)

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(12,492,089)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(69,612,391)
Investments sold	290,941,045
Purchases to cover securities sold short	(70,967,783)
Securities sold short	53,022,222
Purchase of short term investments, net	(16,396,445)
Amortization (accretion) of discount and premium, net	(2,533)
Decrease in investment securities sold receivable	3,187,487
Decrease in dividends and interest receivable	4,105,644
Decrease in cash collateral on deposit at brokers	131,487
Decrease in premiums paid for OTC swap contracts	86,974
Decrease in other assets	1,052
Decrease in investment securities purchased payable	(4,730,788)
Decrease in broker fees and charges payable on short sales	(42,352)
Decrease in interest payable for securities sold short	(55,141)
Increase in variation margin on centrally cleared swap contracts	(45,111)
Increase in professional fees payable	18,420
Increase in custodian payable	16,538
Decrease in shareholder communication payable	(12,145)
Decrease in due to Trustees	(140)
Decrease in due to manager	(222,267)
Decrease in due to transfer agent	(14,828)
Decrease in due to NYLIFE Distributors	(51,766)
Decrease in accrued expenses	(2,036)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	713,523
Net change in unrealized (appreciation) depreciation on OTC swap contracts	(536,681)
Net realized (gain) loss from swap contracts	645,235
Net change in unrealized (appreciation) depreciation on investments	(28,848,618)
Net realized (gain) loss from investments	54,036,427
Net change in unrealized (appreciation) depreciation on securities sold short	1,217,626
Net realized (gain) loss from securities sold short	(1,203,018)

Net cash provided by operating activities	202,887,548

Cash flows from financing activities:
Proceeds from shares sold	106,630,163
Payment on shares redeemed	(308,219,299)
Cash distributions paid	(1,573,820)

Net cash used in financing activities	(203,162,956)

Net decrease in cash:	(275,408)
Cash at beginning of period	476,889

Cash at end of period	$201,481

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $10,374,168.

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$10.47		$12.09	$12.22	$11.94		$11.30		$12.05

Net investment income (loss) (a)	0.26		0.67	0.64	0.68		0.70		0.68
Net realized and unrealized gain (loss) on investments	(0.36)		(1.44)	(0.22)	0.39		0.75		(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	0.08	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.09)		(0.63)	0.50	1.01		1.50		0.06

Less dividends and distributions:
From net investment income	(0.25)		(0.65)	(0.63)	(0.67	)(b)	(0.69)		(0.66)
From net realized gain on investments	—		(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	—		(0.04)	—	—		—		—

Total dividends and distributions	(0.25)		(0.99)	(0.63)	(0.73)		(0.86)		(0.81)

Net asset value at end of period	$10.13		$10.47	$12.09	$12.22		$11.94		$11.30

Total investment return (c)	(0.78	%)(d)	(5.34%)	4.12%	8.83%		13.84%		0.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.31	% ††	5.93%	5.18%	5.57%		6.13%		5.82%
Net expenses (excluding short sale expenses)	1.30	% ††	1.30%	1.27%	1.28	%(e)	1.28	%(e)	1.30	%(e)
Expenses (including short sales expenses, before waiver/reimbursement)	1.87	% ††	2.00%	1.50%	1.48%		1.64%		1.75%
Short sale expenses	0.45	% ††	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%		15%	26%	33%		23%		31%
Net assets at end of period (in 000’s)	$147,616		$244,230	$455,383	$515,530		$445,818		$416,289

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$10.42		$12.04	$12.17	$11.89		$11.26		$12.01

Net investment income (loss) (a)	0.26		0.67	0.65	0.68		0.70		0.68
Net realized and unrealized gain (loss) on investments	(0.35)		(1.44)	(0.22)	0.40		0.74		(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	0.08	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.08)		(0.63)	0.51	1.02		1.49		0.06

Less dividends and distributions:
From net investment income	(0.26)		(0.65)	(0.64)	(0.68	)(b)	(0.69)		(0.66)
From net realized gain on investments	—		(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	—		(0.04)	—	—		—		—

Total dividends and distributions	(0.26)		(0.99)	(0.64)	(0.74)		(0.86)		(0.81)

Net asset value at end of period	$10.08		$10.42	$12.04	$12.17		$11.89		$11.26

Total investment return (c)	(0.73	%)(d)	(5.30%)	4.19%	8.91%		13.83%		0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.37	% ††	6.00%	5.24%	5.60%		6.16%		5.71%
Net expenses (excluding short sale expenses)	1.20	% ††	1.24%	1.23%	1.24	%(e)	1.25	%(e)	1.30	%(e)
Expenses (including short sales expenses, before waiver/reimbursement)	1.77	% ††	1.94%	1.46%	1.44%		1.61%		1.75%
Short sale expenses	0.45	% ††	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%		15%	26%	33%		23%		31%
Net assets at end of period (in 000’s)	$4,963		$5,011	$5,308	$4,646		$2,816		$1,989

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$10.43		$12.05	$12.17	$11.89		$11.27		$12.01

Net investment income (loss) (a)	0.23		0.59	0.55	0.59		0.62		0.59
Net realized and unrealized gain (loss) on investments	(0.36)		(1.44)	(0.20)	0.40		0.73		(0.61)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	0.07	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.12)		(0.71)	0.42	0.93		1.40		(0.02)

Less dividends and distributions:
From net investment income	(0.22)		(0.57)	(0.54)	(0.59	)(b)	(0.61)		(0.57)
From net realized gain on investments	—		(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	—		(0.04)	—	—		—		—

Total dividends and distributions	(0.22)		(0.91)	(0.54)	(0.65)		(0.78)		(0.72)

Net asset value at end of period	$10.09		$10.43	$12.05	$12.17		$11.89		$11.27

Total investment return (c)	(1.10	%)(d)	(6.01%)	3.49%	8.00%		12.97%		(0.16%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.63	% ††	5.25%	4.48%	4.86%		5.41%		5.09%
Net expenses (excluding short sale expenses)	1.95	% ††	1.99%	1.98%	1.99	%(e)	2.00	%(e)	2.06	%(e)
Expenses (including short sales expenses, before waiver/reimbursement)	2.52	% ††	2.69%	2.21%	2.19%		2.36%		2.51%
Short sale expenses	0.45	% ††	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%		15%	26%	33%		23%		31%
Net assets at end of period (in 000’s)	$90,863		$118,552	$173,707	$184,556		$172,027		$157,442

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$10.49		$12.12	$12.24	$11.96		$11.32		$12.07

Net investment income (loss) (a)	0.28		0.70	0.67	0.71		0.73		0.71
Net realized and unrealized gain (loss) on investments	(0.37)		(1.46)	(0.20)	0.39		0.75		(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	0.07	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.08)		(0.62)	0.54	1.04		1.53		0.09

Less dividends and distributions:
From net investment income	(0.26)		(0.67)	(0.66)	(0.70	)(b)	(0.72)		(0.69)
From net realized gain on investments	—		(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	—		(0.04)	—	—		—		—

Total dividends and distributions	(0.26)		(1.01)	(0.66)	(0.76)		(0.89)		(0.84)

Net asset value at end of period	$10.15		$10.49	$12.12	$12.24		$11.96		$11.32

Total investment return (c)	(0.65	%)(d)	(5.17%)	4.46%	9.09%		14.10%		0.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.54	% ††	6.19%	5.44%	5.82%		6.38%		6.05%
Net expenses (excluding short sale expenses)	1.05	% ††	1.05%	1.02%	1.03	%(e)	1.03	%(e)	1.05	%(e)
Expenses (including short sales expenses, before waiver/reimbursement)	1.62	% ††	1.75%	1.25%	1.23%		1.39%		1.50%
Short sale expenses	0.45	% ††	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%		15%	26%	33%		23%		31%
Net assets at end of period (in 000’s)	$181,031		$270,680	$547,754	$578,106		$513,289		$374,780

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information regarding and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent

30	MainStay High Yield Opportunities Fund

pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, the Fund held Level 3 securities with a value of $176 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

31

Notes to Financial Statements (Unaudited) (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2016, the Fund did not hold any unfunded commitments.

(I)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2016, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these

32	MainStay High Yield Opportunities Fund

swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these investments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

33

Notes to Financial Statements (Unaudited) (continued)

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(O)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(P)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Q)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

34	MainStay High Yield Opportunities Fund

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into credit default swap contracts for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$166,397	$166,397

Total Fair Value		$—	$166,397	$166,397

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$(297,340)	$(297,340)
Swap Contracts	Unrealized depreciation on swap contracts (a)	(716,738)	—	(716,738)

Total Fair Value		$(716,738)	$(297,340)	$(1,014,078)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$—	$1,327,265	$1,327,265
Swap Contracts	Net realized gain (loss) on swap transactions	(645,235)	—	(645,235)

Total Realized Gain (Loss)		$(645,235)	$1,327,265	$682,030

35

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$—	$(713,523)	$(713,523)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	536,681	—	536,681

Total Change in Unrealized Appreciation (Depreciation)		$536,681	$(713,523)	$(176,842)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts Long (a)	$—	$15,182,657	$15,182,657
Forward Contracts Short	$—	$(33,602,885)	$(33,602,885)
Swap Contracts	$28,719,439	$—	$28,719,439

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $3 billion and 0.775% in excess of $3 billion. During the six-month period ended April 30, 2016, the effective management fee rate was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless

New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $1,878,075 and waived its fees and/or reimbursed expenses in the amount of $292,251.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,508 and $1,300, respectively. During the six-month period

36	MainStay High Yield Opportunities Fund

ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $3,139.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$237,232
Investor Class	4,569
Class C	94,598
Class I	301,858

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $28,990,380 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,387	$23,603

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$52,573,554
Long-Term Capital Gain	24,852,252
Return of Capital	2,817,843
Total	$80,243,649

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount	Cost	4/30/16 Value	Percent of Net Assets
Aleris International, Inc.
Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$8,872	$8,786	0.0	%‡
Momentive Performance Materials, Inc. (Escrow Claim Shares)
Corporate Bond 10.00%, due 10/15/20	10/28/14	2,510,000	—	3	0.0	‡
Total			$8,872	$8,789	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of

$100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period

37

Notes to Financial Statements (Unaudited) (continued)

ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $69,616 and $278,276, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,504,851	$44,119,052
Shares issued to shareholders in reinvestment of dividends and distributions	408,935	4,064,530
Shares redeemed	(13,648,790)	(135,517,292)

Net increase (decrease) in shares outstanding before conversion	(8,735,004)	(87,333,710)
Shares converted into Class A (See Note 1)	2,902	28,729
Shares converted from Class A (See Note 1)	(21,856)	(217,034)

Net increase (decrease)	(8,753,958)	$(87,522,015)

Year ended October 31, 2015:
Shares sold	8,470,020	$94,006,197
Shares issued to shareholders in reinvestment of dividends and distributions	2,689,717	29,628,336
Shares redeemed	(25,491,497)	(284,210,224)

Net increase (decrease) in shares outstanding before conversion	(14,331,760)	(160,575,691)
Shares converted into Class A (See Note 1)	47,620	529,423
Shares converted from Class A (See Note 1)	(48,014)	(513,337)

Net increase (decrease)	(14,332,154)	$(160,559,605)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	31,473	$310,110
Shares issued to shareholders in reinvestment of dividends and distributions	11,961	118,030
Shares redeemed	(51,157)	(503,717)

Net increase (decrease) in shares outstanding before conversion	(7,723)	(75,577)
Shares converted into Investor Class (See Note 1)	21,967	217,034
Shares converted from Investor Class (See Note 1)	(2,917)	(28,729)

Net increase (decrease)	11,327	$112,728

Year ended October 31, 2015:
Shares sold	96,269	$1,079,150
Shares issued to shareholders in reinvestment of dividends and distributions	39,883	436,527
Shares redeemed	(96,468)	(1,072,703)

Net increase (decrease) in shares outstanding before conversion	39,684	442,974
Shares converted into Investor Class (See Note 1)	48,240	513,337
Shares converted from Investor Class (See Note 1)	(47,847)	(529,423)

Net increase (decrease)	40,077	$426,888

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	423,739	$4,182,467
Shares issued to shareholders in reinvestment of dividends and distributions	162,462	1,604,565
Shares redeemed	(2,949,353)	(29,094,479)

Net increase (decrease)	(2,363,152)	$(23,307,447)

Year ended October 31, 2015:
Shares sold	1,345,045	$15,103,453
Shares issued to shareholders in reinvestment of dividends and distributions	805,440	8,826,030
Shares redeemed	(5,202,542)	(57,801,406)

Net increase (decrease)	(3,052,057)	$(33,871,923)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,784,325	$57,545,527
Shares issued to shareholders in reinvestment of dividends and distributions	461,061	4,587,043
Shares redeemed	(14,210,102)	(141,112,123)

Net increase (decrease)	(7,964,716)	$(78,979,553)

Year ended October 31, 2015:
Shares sold	9,020,914	$101,302,550
Shares issued to shareholders in reinvestment of dividends and distributions	2,743,809	30,300,524
Shares redeemed	(31,173,445)	(349,623,204)

Net increase (decrease)	(19,408,722)	$(218,020,130)

38	MainStay High Yield Opportunities Fund

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On April 20, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New

York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

40	MainStay High Yield Opportunities Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted the Fund’s underperformance relative to peers over various time periods and considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profit-

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

ability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that the Fund’s total net expenses compared favorably to peers.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry

42	MainStay High Yield Opportunities Fund

data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent

Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay High Yield Opportunities Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696972 MS164-16	MSHYR10-06/16 (NYLIM) NL0C3

MainStay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.11 –3.82%	–15.66 –10.76%	2.42 3.58%	–1.18 –0.52%	3.34 3.34%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.18 –3.89	–15.75 –10.85	2.29 3.46	–1.28 –0.63	3.51 3.51
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.16 –4.21	–12.33 –11.44	2.70 2.70	–1.39 –1.39	4.23 4.23
Class I Shares	No Sales Charge		–3.65	–10.45	3.85	–0.29	3.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (9/28/07)
MSCI EAFE® Index[4]	–3.07%	–9.32%	1.69%	–0.71%
Average Lipper International Multi-Cap Core Fund[5]	–2.74	–9.73	1.19	–0.88

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper International Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$961.80	$15.66	$1,008.90	$16.03

Investor Class Shares	$1,000.00	$961.10	$16.38	$1,008.20	$16.78

Class C Shares	$1,000.00	$957.90	$19.96	$1,004.50	$20.43

Class I Shares	$1,000.00	$963.50	$14.50	$1,010.10	$14.84

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.21% for Class A, 3.36% for Investor Class, 4.10% for Class C and 2.97% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2016 (Unaudited)

Japan	28.4%
United Kingdom	19.9
Germany	14.8
France	12.1
Australia	11.6
Switzerland	9.8
Netherlands	6.3
Italy	5.0
Sweden	4.5
Denmark	3.4
Hong Kong	3.4
Spain	2.7
China	2.2
Israel	2.1
Norway	1.6
Singapore	1.1
Belgium	0.9

United States	0.9%
Finland	0.8
Ireland	0.7
South Africa	0.7
Austria	0.6
New Zealand	0.6
Faroe Islands	0.3
Luxembourg	0.3
Cambodia	0.1
Canada	0.1
Malaysia	0.1
Portugal	0.1
India	0.0	‡
Republic of Malta	0.0	‡
Other Assets, Less Liabilities	1.0
Investments Sold Short	–36.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Royal Dutch Shell PLC

2.	Novartis A.G. Registered

3.	Roche Holding A.G.

4.	HSBC Holdings PLC

5.	Novo Nordisk A/S Class B
6.	Nestle S.A. Registered

7.	British American Tobacco PLC

8.	Toyota Motor Corp.

9.	Sanofi

10.	Imperial Brands PLC

Top Five Short Positions as of April 30, 2016 (Unaudited)

1.	iShares MSCI EAFE ETF

2.	Drax Group PLC

3.	Independence Group NL
4.	AIXTRON S.E.

5.	REC Silicon ASA

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay International Opportunities Fund returned –3.82% for Class A shares, –3.89% for Investor Class shares and –4.21% for Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned –3.65%. For the six months ended April 30, 2016, all share classes underperformed –3.07% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. During the same period, all share classes also underperformed the –2.74% return of the Average Lipper2 International Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Allocation effects—being overweight or underweight specific sectors, regions or countries as a result of the Fund’s bottom-up stock selection process—detracted from relative performance. Stock selection on the whole contributed positively to the Fund’s performance.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

During the reporting period, the sector that made the strongest positive contribution to the Fund’s performance relative to the MSCI EAFE® Index was consumer discretionary, followed by consumer staples. (Contributions take weightings and total returns into account.) Relative performance in both sectors benefited primarily from strong stock selection. Information technology was also a strong contributor to relative performance. Although an overweight position relative to the MSCI EAFE® Index in information technology detracted from performance, strong stock selection in the Fund’s positive-contributing sectors offset this effect. The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were energy and materials. In both cases, underweight positions and weak stock selection were responsible for the Fund’s weak relative performance.

Regionally, favorable stock selection in Europe and the Pacific Rim made the most substantial positive contributions to the Fund’s performance relative to the MSCI EAFE® Index. Stock selection in Japan was modestly positive for the Fund’s relative performance. Stock selection in emerging markets, however, detracted from relative performance. There were no significant relative-performance effects driven by allocation decisions across regions.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were Italy, Australia and the U.K. The countries that detracted the most from the Fund’s relative performance were Norway, China and Spain. In both cases, stock selection was the primary driver of returns. Overweight allocations to Denmark and New Zealand provided additional small contributions to the Fund’s performance relative to the Index. An overweight position relative to the MSCI EAFE® Index in Italy partially offset the positive contribution from stock selection in that country.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to the Fund’s absolute performance during the reporting period was a short position in Italian regional bank Banca Carige, which declined on concerns over the strength of its capital. Other strong contributors to the Fund’s absolute performance were long positions in Australian steel maker Bluescope Steel and gold producer Evolution Mining. Both companies were beneficiaries of recovering commodity prices and effective cost-cutting measures.

The most substantial detractors from the Fund’s absolute performance were long positions in the financials sector. The Fund’s position in Deutsche Bank and Credit Suisse detracted the most from absolute performance because of pressure caused by lower trading revenues and balance-sheet concerns. The Fund’s position in Mitsubishi UFJ Financial detracted from absolute performance because of headwinds from a low-to-negative interest-rate environment.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund made a significant purchase in retail banking solutions provider ING Group. The Fund moved from an underweight position relative to the MSCI EAFE® Index to an overweight position because of the company’s compelling valuation and the banking industry’s improving trends. The Fund also moved from an underweight position relative to the Index to an overweight position in Banco Santander, a diversified financial services company that provides banking, asset management and insurance services around the globe. We purchased the stock seeking to take advantage of an attractive valuation, an improving earnings outlook and positive industry trends.

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Fund sales included moving from an overweight to an underweight position relative to the MSCI EAFE® Index in German pharmaceutical and consumer health company Bayer. Despite the company’s reasonable valuation, earnings and investor sentiment deteriorated over the reporting period, which led us to reduce the position. The Fund moved from an overweight position relative to the Index to a neutral position in Yara International. The company makes chemical products used in the agriculture industry and suffered from deteriorating earnings and a breakdown in price trends. In our view, the company’s valuation was unable to compensate for these setbacks during the reporting period.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the MSCI EAFE® Index in the information technology and consumer staples sectors. Over the same period, the Fund modestly decreased its relative sector weightings in the financials and health care sectors.

Regionally, the Fund increased its weighting relative to the MSCI EAFE® Index in the Asia-Pacific region and in Japan and decreased its relative weighting in emerging markets. The Fund increased its country weightings relative to the MSCI EAFE® Index in Australia, the Netherlands and Germany and decreased its relative weightings in Denmark, Norway and Belgium.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the MSCI EAFE® Index in the information technology and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials and utilities sectors.

As of April 30, 2016, the Fund held overweight positions relative to the MSCI EAFE® Index in Japan and Europe. As of the same date, the Fund held underweight positions relative to the Index in emerging markets. From a country perspective, the Fund was overweight relative to the MSCI EAFE® Index in Germany, Australia and Israel and was underweight relative to the Index in Switzerland, Hong Kong and Spain.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 134.2%†
Australia 11.6%
APN Outdoor Group, Ltd. (Media)	34,484	$165,448
Ardent Leisure Group (Hotels, Restaurants & Leisure)	197,883	326,499
Australia & New Zealand Banking Group, Ltd. (Banks)	349,725	6,453,717
Australian Pharmaceutical Industries, Ltd. (Health Care Providers & Services)	399,291	595,058
Bank of Queensland, Ltd. (Banks)	39,922	341,490
Bellamy’s Australia, Ltd. (Food Products) (a)	500,928	3,835,467
Bendigo & Adelaide Bank, Ltd. (Banks)	34,425	243,951
BHP Billiton PLC (Metals & Mining) (b)	131,215	1,788,985
BHP Billiton, Ltd. (Metals & Mining)	222,949	3,505,658
Blackmores, Ltd. (Personal Products) (a)	29,667	3,631,725
BlueScope Steel, Ltd. (Metals & Mining)	779,951	3,836,941
Broadspectrum, Ltd. (Commercial Services & Supplies) (c)	178,110	200,430
Challenger, Ltd. (Diversified Financial Services)	191,144	1,302,213
Collins Foods, Ltd. (Hotels, Restaurants & Leisure)	36,965	112,987
Commonwealth Bank of Australia (Banks)	68,247	3,834,270
CSL, Ltd. (Biotechnology)	10,412	832,685
Estia Health, Ltd. (Health Care Providers & Services)	71,290	313,307
Evolution Mining, Ltd. (Metals & Mining)	3,709,022	5,527,503
FlexiGroup, Ltd. (Consumer Finance) (a)	482,088	876,068
Flight Centre Travel Group, Ltd. (Hotels, Restaurants & Leisure) (a)	112,320	3,357,172
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance)	913,948	1,660,859
GUD Holdings, Ltd. (Household Durables) (a)	18,579	120,641
Harvey Norman Holdings, Ltd. (Multiline Retail)	1,130,753	3,851,760
Macquarie Group, Ltd. (Capital Markets)	93,147	4,497,344
Mantra Group, Ltd. (Hotels, Restaurants & Leisure)	52,567	147,886
Metcash, Ltd. (Food & Staples Retailing) (c)	1,628,699	2,179,551
Mineral Resources, Ltd. (Commercial Services & Supplies) (a)	286,090	1,611,886
Myer Holdings, Ltd. (Multiline Retail)	655,258	515,663
National Australia Bank, Ltd. (Banks)	72,370	1,496,171
Nine Entertainment Co. Holdings, Ltd. (Media)	596,562	512,563
Northern Star Resources, Ltd. (Metals & Mining)	55,622	163,671

	Shares	Value
Australia (continued)
Origin Energy, Ltd. (Oil, Gas & Consumable Fuels)	106,491	$444,528
OZ Minerals, Ltd. (Metals & Mining)	1,022,510	4,571,496
Pacific Brands, Ltd. (Distributors)	1,953,610	1,700,814
Primary Health Care, Ltd. (Health Care Providers & Services)	587,237	1,549,374
Programmed Maintenance Services, Ltd. (Commercial Services & Supplies)	67,380	75,055
Qantas Airways, Ltd. (Airlines) (c)	1,118,981	2,739,631
Regis Resources, Ltd. (Metals & Mining)	265,655	585,773
Reject Shop, Ltd. (The) (Multiline Retail)	14,918	140,879
Seven West Media, Ltd. (Media)	1,019,404	821,610
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	1,237,343	1,034,895
Sirtex Medical, Ltd. (Biotechnology)	14,892	336,750
Southern Cross Media Group, Ltd. (Media)	741,930	609,257
St. Barbara, Ltd. (Metals & Mining) (c)	1,038,935	1,832,694
Star Entertainment Group, Ltd. (The) (Hotels, Restaurants & Leisure)	555,194	2,385,101
Suncorp Group, Ltd. (Insurance)	204,287	1,941,620
Tassal Group, Ltd. (Food Products)	135,098	400,615
Treasury Wine Estates, Ltd. (Beverages)	787,999	5,584,124
Village Roadshow, Ltd. (Media)	58,297	233,155
Westfield Corp. (Real Estate Investment Trusts)	96,055	737,658
Westpac Banking Corp. (Banks)	55,997	1,322,026
Woodside Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	114,643	2,470,364

		89,356,988

Austria 0.6%
Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	23,956	331,364
Erste Group Bank A.G. (Banks) (b)(c)	46,688	1,342,918
Lenzing A.G. (Chemicals)	6,515	504,819
OMV A.G. (Oil, Gas & Consumable Fuels)	20,251	607,768
Voestalpine A.G. (Metals & Mining)	9,953	358,768
Wienerberger A.G. (Construction Materials)	67,438	1,332,430

		4,478,067

Belgium 0.9%
AGFA-Gevaert N.V. (Health Care Technology) (c)	225,572	896,012
Anheuser-Busch InBev N.V. (Beverages)	36,301	4,493,336
Euronav N.V. (Oil, Gas & Consumable Fuels)	94,512	1,038,922
Ion Beam Applications (Health Care Equipment & Supplies)	2,498	102,829

		6,531,099

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of April 30, 2016, excluding short-term investment. May be subject to change daily.
■	Among the Fund’s 5 largest short positions as of April 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Cambodia 0.1%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	636,000	$456,693

Canada 0.1%
Entertainment One, Ltd. (Media)	300,318	811,798

China 2.2%
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	1,028,000	630,829
Boer Power Holdings, Ltd. (Electrical Equipment) (a)	396,000	222,584
Central China Securities Co., Ltd. Class H (Capital Markets)	431,000	213,919
China Construction Bank Corp. Class H (Banks)	583,000	375,043
China Everbright Bank Co., Ltd. Class H (Banks)	206,000	93,215
China Everbright, Ltd. (Capital Markets)	178,000	352,471
China Lesso Group Holdings, Ltd. (Building Products) (a)	876,000	481,089
China Maple Leaf Educational Systems, Ltd. (Diversified Consumer Services)	628,000	497,905
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,208,000	862,757
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	210,000	356,276
China Southern Airlines Co., Ltd. Class H (Airlines)	438,000	275,553
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	856,000	427,067
Chlitina Holding, Ltd. (Personal Products)	63,000	444,377
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	370,000	195,568
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	393,000	489,420
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	2,314,000	659,276
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	514,000	564,566
Geely Automobile Holdings, Ltd. (Automobiles)	675,000	336,765
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	822,000	591,314
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	969,000	525,918

	Shares	Value
China (continued)
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	262,000	$346,546
Maoye International Holdings, Ltd. (Multiline Retail) (a)	716,000	74,767
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	872,000	241,694
SINA Corp. (Internet Software & Services) (c)	14,200	711,278
Tianjin Development Holdings, Ltd. (Multi-Utilities)	298,000	149,060
Tianneng Power International, Ltd. (Auto Components) (c)	592,000	485,390
Universal Health International Group Holding, Ltd. (Health Care Providers & Services)	675,000	60,914
Weiqiao Textile Co., Ltd. Class H (Textiles, Apparel & Luxury Goods)	281,500	211,572
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	534,000	499,104
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	1,282,000	760,252
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	5,406,600	3,980,023
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	284,000	291,070
ZTE Corp. Class H (Communications Equipment)	305,400	477,181

		16,884,763

Denmark 3.4%
A.P. Moeller-Maersk A/S
Class A (Marine)	659	897,295
Class B (Marine)	1,147	1,612,933
Dfds A/S (Marine)	34,751	1,387,431
♦Novo Nordisk A/S Class B (Pharmaceuticals) (b)	199,982	11,165,664
Pandora A/S (Textiles, Apparel & Luxury Goods) (b)	46,686	6,062,277
PER Aarsleff A/S Class B (Construction & Engineering)	13,690	378,072
Schouw & Co. (Food Products)	1,908	111,550
SimCorp A/S (Software)	9,222	414,584
Vestas Wind Systems A/S (Electrical Equipment) (b)	51,096	3,655,498
Zealand Pharma A/S (Biotechnology) (c)	41,099	815,695

		26,500,999

Faroe Islands 0.3%
Bakkafrost P/F (Food Products)	53,972	1,909,701

Finland 0.8%
Bittium Oyj (Software)	12,506	86,493
Cramo Oyj (Trading Companies & Distributors)	6,378	127,586

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Finland (continued)
Metsa Board Oyj (Paper & Forest Products)	11,890	$74,676
Ramirent Oyj (Trading Companies & Distributors)	17,810	124,399
Stora Enso Oyj Class R (Paper & Forest Products) (b)	421,299	3,675,954
UPM-Kymmene Oyj (Paper & Forest Products)	18,191	347,438
Valmet Oyj (Machinery)	156,762	1,965,529

		6,402,075

France 12.1%
Air France-KLM (Airlines) (c)	34,898	312,966
Altran Technologies S.A. (IT Services)	98,720	1,464,425
Atos S.E. (IT Services)	64,169	5,708,408
AXA S.A. (Insurance)	213,347	5,378,112
BNP Paribas S.A. (Banks)	139,946	7,409,739
Cellectis S.A. (Biotechnology) (c)	29,110	807,311
Compagnie Generale des Etablissements Michelin (Auto Components)	12,371	1,291,178
Credit Agricole S.A. (Banks)	466,831	5,163,170
Faurecia (Auto Components)	107,057	4,421,665
Guerbet (Health Care Equipment & Supplies)	1,741	114,528
Ipsen S.A. (Pharmaceuticals)	36,077	2,183,233
IPSOS (Media)	40,128	1,194,663
Korian S.A. (Health Care Providers & Services)	9,494	299,064
Neopost S.A. (Technology Hardware, Storage & Peripherals)	86,200	2,110,278
Orange S.A. (Diversified Telecommunication Services)	419,543	6,956,161
Peugeot S.A. (Automobiles) (b)(c)	147,736	2,377,616
Rallye S.A. (Food & Staples Retailing) (a)	65,589	1,261,726
Renault S.A. (Automobiles)	36,536	3,525,901
Safran S.A. (Aerospace & Defense)	26,728	1,841,497
♦Sanofi (Pharmaceuticals)	108,890	8,991,002
Sartorius Stedim Biotech (Health Care Equipment & Supplies)	1,635	624,365
SCOR S.E. (Insurance)	28,004	953,482
Societe Generale S.A. (Banks)	163,206	6,400,609
Sopra Steria Group (IT Services)	10,404	1,209,180
Tarkett S.A. (Building Products)	5,964	194,629
Technicolor S.A. Registered (Media) (b)	343,065	2,353,032
Technip S.A. (Energy Equipment & Services) (a)(b)	79,538	4,654,844
Total S.A. (Oil, Gas & Consumable Fuels)	114,435	5,756,317
UBISOFT Entertainment (Software) (c)	58,880	1,710,460
Valeo S.A. (Auto Components) (b)	16,218	2,571,076
Vinci S.A. (Construction & Engineering)	56,900	4,250,606

		93,491,243

	Shares	Value
Germany 14.0%
Aareal Bank A.G. (Thrifts & Mortgage Finance)	89,405	$3,175,618
ADVA Optical Networking S.E. (Communications Equipment) (c)	250,454	2,667,650
Allianz S.E. Registered (Insurance) (b)	45,063	7,649,612
Aurubis A.G. (Metals & Mining)	46,196	2,506,512
BASF S.E. (Chemicals)	54,054	4,465,692
Bayer A.G. Registered (Pharmaceuticals)	15,923	1,836,938
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	3,959	129,130
Daimler A.G. Registered (Automobiles) (b)	73,010	5,073,692
Deutsche Bank A.G. Registered (Capital Markets)	86,881	1,638,487
Deutsche Lufthansa A.G. Registered (Airlines) (b)	341,134	5,296,748
Deutsche Telekom A.G. Registered (Diversified Telecommunication Services) (b)	258,218	4,519,356
Duerr A.G. (Machinery)	57,621	4,613,248
Evonik Industries A.G. (Chemicals)	42,405	1,343,298
Evotec A.G. (Life Sciences Tools & Services) (c)	275,731	1,097,147
Fresenius S.E. & Co. KGaA (Health Care Providers & Services)	12,186	886,332
Gerresheimer A.G. (Life Sciences Tools & Services)	45,386	3,374,884
Hypoport A.G. (Diversified Financial Services) (c)	10,457	827,389
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment) (b)	427,101	6,076,473
K+S A.G. Registered (Chemicals) (a)	96,036	2,395,061
Koenig & Bauer A.G. (Machinery) (c)	19,764	739,913
Nemetschek S.E. (Software)	15,597	871,536
Nordex S.E. (Electrical Equipment) (c)	144,863	4,055,654
OSRAM Licht A.G. (Electrical Equipment) (b)	111,223	5,804,247
ProSiebenSat.1 Media S.E. (Media) (b)	92,588	4,719,918
Rheinmetall A.G. (Industrial Conglomerates) (b)	62,706	4,905,481
SAP S.E. (Software)	7,142	558,718
Siemens A.G. Registered (Industrial Conglomerates) (b)	69,480	7,249,334
Sixt S.E. (Road & Rail)	5,805	336,007
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment) (a)(c)	84,620	4,481,355
Software A.G. (Software)	109,184	4,171,957
Stroeer S.E. & Co. KGaA (Media) (a)	72,685	3,578,804
Suedzucker A.G. (Food Products)	192,905	3,401,644
Tui A.G. (Hotels, Restaurants & Leisure)	144,272	2,089,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Germany (continued)
Volkswagen A.G. (Automobiles)	8,001	$1,267,500

		107,804,394

Hong Kong 3.4%
AIA Group, Ltd. (Insurance) (b)	567,000	3,406,283
Allied Properties HK, Ltd. (Capital Markets)	430,000	80,934
BOC Hong Kong Holdings, Ltd. (Banks)	373,000	1,115,600
Cathay Pacific Airways, Ltd. (Airlines)	243,000	387,201
Cheung Kong Property Holding, Ltd. (Real Estate Management & Development)	164,000	1,125,836
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (c)	902,817	697,169
CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	171,500	2,055,064
First Shanghai Investments, Ltd. (Capital Markets)	1,520,000	246,903
Hang Lung Properties, Ltd. (Real Estate Management & Development)	137,000	273,403
Hang Seng Bank, Ltd. (Banks)	46,700	848,883
Henderson Land Development Co., Ltd. (Real Estate Management & Development)	71,000	443,927
Hongkong Land Holdings, Ltd. (Real Estate Management & Development)	35,900	227,965
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	758,000	340,064
Li & Fung, Ltd. (Textiles, Apparel & Luxury Goods)	1,436,000	890,454
Link REIT (Real Estate Investment Trusts)	138,000	837,938
Man Wah Holdings, Ltd. (Household Durables)	70,400	82,227
NetDragon Websoft, Inc. (Software)	52,500	163,790
New World Development Co., Ltd. (Real Estate Management & Development)	330,000	329,706
NWS Holdings, Ltd. (Industrial Conglomerates)	502,000	766,244
Orient Overseas International, Ltd. (Marine)	191,000	727,617
PCCW, Ltd. (Diversified Telecommunication Services)	541,000	367,553
Real Nutriceutical Group, Ltd. (Personal Products) (a)	3,317,000	384,857
Sino Land Co., Ltd. (Real Estate Management & Development)	186,000	293,019
Skyworth Digital Holdings, Ltd. (Household Durables)	1,190,000	783,934
SmarTone Telecommunications Holdings, Ltd. (Wireless Telecommunication Services)	297,500	490,918
Sun Hung Kai & Co., Ltd. (Consumer Finance)	579,000	339,627

	Shares	Value
Hong Kong (continued)
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development) (b)	185,000	$2,338,466
Swire Pacific, Ltd. Class A (Real Estate Management & Development)	36,000	391,239
Swire Properties, Ltd. (Real Estate Management & Development)	33,200	86,671
Texwinca Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	738,000	719,267
Tongda Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	1,470,000	303,214
Truly International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	364,000	142,655
Wheelock & Co., Ltd. (Real Estate Management & Development)	246,000	1,138,522
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (b)	962,000	3,515,928

		26,343,078

India 0.0%‡
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	108,500	162,922

Ireland 0.7%
Experian PLC (Professional Services)	151,586	2,770,840
Shire PLC (Pharmaceuticals) (b)	38,905	2,422,212

		5,193,052

Israel 2.1%
Bezeq The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	2,385,311	5,087,965
Cellcom Israel, Ltd. (Wireless Telecommunication Services) (c)	35,989	270,078
Delek Automotive Systems, Ltd. (Specialty Retail)	55,379	513,854
El Al Israel Airlines (Airlines)	1,764,943	1,355,668
Israel Discount Bank, Ltd. Class A (Banks) (c)	855,946	1,432,895
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	138,105	7,765,623

		16,426,083

Italy 5.0%
A2A S.p.A. (Multi-Utilities)	1,118,677	1,596,053
ASTM S.p.A. (Transportation Infrastructure)	7,243	95,293
Banca IFIS S.p.A. (Diversified Financial Services)	45,493	1,301,253
Biesse S.p.A. (Machinery)	51,581	783,764
Cementir Holding S.p.A. (Construction Materials)	9,118	48,068
Enel S.p.A. (Electric Utilities)	1,442,501	6,537,573
ENI S.p.A. (Oil, Gas & Consumable Fuels)	213,735	3,475,270

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Italy (continued)
ERG S.p.A. (Independent Power & Renewable Electricity Producers)	2,668	$34,674
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	43,746	381,947
EXOR S.p.A. (Diversified Financial Services)	37,101	1,393,427
Intesa Sanpaolo S.p.A. (Banks)	1,350,505	3,742,279
Iren S.p.A. (Multi-Utilities)	648,881	1,199,947
La Doria S.p.A. (Food Products)	37,087	539,324
Mediobanca S.p.A. (Capital Markets)	225,486	1,852,534
Prysmian S.p.A. (Electrical Equipment)	98,012	2,310,789
Salini Impregilo S.p.A. (Construction & Engineering)	533,344	2,334,117
Saras S.p.A. (Oil, Gas & Consumable Fuels) (c)	1,513,244	2,633,766
Snam S.p.A. (Gas Utilities)	425,705	2,598,128
Telecom Italia S.p.A. (Diversified Telecommunication Services)	1,808,599	1,418,592
Trevi Finanziaria Industriale S.p.A. (Construction & Engineering)	296,027	477,264
Unipol Gruppo Finanziario S.p.A. (Insurance)	933,830	3,999,116

		38,753,178

Japan 28.4%
Aeon Co., Ltd. (Food & Staples Retailing)	120,600	1,862,839
Asahi Glass Co., Ltd. (Building Products)	510,000	3,110,808
Asahi Kasei Corp. (Chemicals)	71,000	506,943
Benesse Holdings, Inc. (Diversified Consumer Services)	73,100	2,133,228
Brother Industries, Ltd. (Technology Hardware, Storage & Peripherals)	6,600	79,212
Calsonic Kansei Corp. (Auto Components)	156,000	1,124,549
Central Japan Railway Co. (Road & Rail) (b)	22,300	4,073,313
Chubu Electric Power Co., Inc. (Electric Utilities) (b)	311,000	4,239,713
Cocokara Fine, Inc. (Food & Staples Retailing)	28,200	1,310,611
Credit Saison Co., Ltd. (Consumer Finance)	95,400	1,827,305
Dai-ichi Life Insurance Co., Ltd. (The) (Insurance) (b)	314,900	4,051,674
Daihen Corp. (Electrical Equipment)	39,000	203,430
Daiichi Sankyo Co, Ltd. (Pharmaceuticals)	85,300	2,085,200
Daiwa Securities Group, Inc. (Capital Markets) (b)	605,000	3,674,351
Daiwabo Holdings Co., Ltd. (Electronic Equipment, Instruments & Components)	122,000	246,523
DCM Holdings Co., Ltd. (Specialty Retail) (b)	496,600	3,841,182
DTS Corp. (IT Services)	9,000	185,244
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	320,200	446,643

	Shares	Value
Japan (continued)
EDION Corp. (Specialty Retail) (a)	185,200	$1,543,914
Ferrotec Corp. (Semiconductors & Semiconductor Equipment)	56,300	571,466
Fields Corp. (Leisure Products)	26,800	412,327
Foster Electric Co., Ltd. (Household Durables)	130,100	2,842,881
FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	7,400	317,769
Fuyo General Lease Co., Ltd. (Diversified Financial Services)	11,200	490,526
G-Tekt Corp. (Auto Components)	26,900	295,040
GungHo Online Entertainment, Inc. (Software) (a)	514,800	1,393,444
Happinet Corp. (Distributors)	38,900	336,719
Hazama Ando Corp. (Construction & Engineering)	58,900	297,268
Hitachi, Ltd. (Electronic Equipment, Instruments & Components) (b)	328,000	1,589,444
Honda Motor Co., Ltd. (Automobiles) (b)	192,700	5,419,687
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels)	95,600	2,116,857
Iida Group Holdings Co., Ltd. (Household Durables) (b)	209,500	4,117,148
ITOCHU Corp. (Trading Companies & Distributors) (b)	336,500	4,475,070
J Trust Co., Ltd. (Consumer Finance)	62,300	485,401
Jaccs Co., Ltd. (Consumer Finance)	300,000	1,226,504
Jeol, Ltd. (Health Care Equipment & Supplies)	166,000	773,835
JFE Holdings, Inc. (Metals & Mining)	17,500	259,786
JGC Corp. (Construction & Engineering)	148,000	2,620,601
JTEKT Corp. (Machinery)	95,300	1,281,713
Kanamoto Co., Ltd. (Trading Companies & Distributors)	16,100	427,467
Kanematsu Corp. (Trading Companies & Distributors)	130,000	204,041
Kao Corp. (Personal Products)	49,200	2,828,075
Kasai Kogyo Co., Ltd. (Auto Components)	30,300	307,272
KDDI Corp. (Wireless Telecommunication Services) (b)	242,900	7,234,493
KLab, Inc. (Software) (c)	240,700	1,366,380
Kobe Steel, Ltd. (Metals & Mining)	88,000	89,323
Komori Corp. (Machinery)	8,900	109,410
Konami Holdings Corp. (Software) (b)	191,000	6,166,212
Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	286,900	2,610,143
Kose Corp. (Personal Products)	3,700	356,786
Kyudenko Corp. (Construction & Engineering)	17,000	443,534
Linical Co., Ltd. (Life Sciences Tools & Services)	66,700	1,400,449

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Japan (continued)
Mazda Motor Corp. (Automobiles)	123,300	$2,021,587
Medipal Holdings Corp. (Health Care Providers & Services)	28,800	476,120
Megmilk Snow Brand Co., Ltd. (Food Products)	120,000	2,865,789
MiniStop Co., Ltd. (Food & Staples Retailing)	14,900	245,486
Mirait Holdings Corp. (Construction & Engineering)	134,900	1,227,286
Mitsubishi Chemical Holdings Corp. (Chemicals)	247,600	1,353,888
Mitsubishi Corp. (Trading Companies & Distributors) (b)	269,300	4,715,281
Mitsubishi UFJ Financial Group, Inc. (Banks) (b)	1,423,100	6,956,337
Mitsui & Co., Ltd. (Trading Companies & Distributors)	54,500	687,141
Mitsui Chemicals, Inc. (Chemicals)	23,000	80,414
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	29,000	742,716
Mixi, Inc. (Internet Software & Services)	78,600	2,792,368
Mizuho Financial Group, Inc. (Banks) (b)	2,670,500	4,211,559
MS&AD Insurance Group Holdings, Inc. (Insurance) (b)	152,300	4,249,084
Namura Shipbuilding Co., Ltd. (Machinery)	202,300	1,581,895
NEC Capital Solutions, Ltd. (Trading Companies & Distributors)	6,700	96,029
NEC Corp. (Technology Hardware, Storage & Peripherals)	73,000	185,244
Nexon Co., Ltd. (Software) (b)	184,100	2,879,158
Nichiha Corp. (Building Products)	39,400	625,438
Nippo Corp. (Construction & Engineering)	21,000	356,053
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components) (b)	795,000	4,371,006
Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	78,100	1,716,879
Nippon Suisan Kaisha, Ltd. (Food Products) (b)	693,600	3,963,429
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (b)	135,300	6,185,143
Nishimatsu Construction Co., Ltd. (Construction & Engineering)	469,000	2,098,158
Nishimatsuya Chain Co., Ltd. (Specialty Retail)	26,300	308,728
Nissan Motor Co., Ltd. (Automobiles) (b)	508,900	4,782,895
Nissha Printing Co., Ltd. (Commercial Services & Supplies)	29,000	482,970
Nissin Sugar Co., Ltd. (Food Products)	15,300	195,276

	Shares	Value
Japan (continued)
NTT Data Corp. (IT Services)	5,400	$291,316
NTT DOCOMO, Inc. (Wireless Telecommunication Services) (b)	195,900	4,781,507
Obayashi Corp. (Construction & Engineering)	154,300	1,567,653
Oji Holdings Corp. (Paper & Forest Products)	21,000	89,408
ORIX Corp. (Diversified Financial Services) (b)	358,300	5,342,509
PALTAC Corp. (Distributors) (b)	64,200	1,183,838
Qol Co., Ltd. (Food & Staples Retailing)	20,200	296,735
Saizeriya Co., Ltd. (Hotels, Restaurants & Leisure)	9,500	172,679
Sankyo Tateyama, Inc. (Building Products)	51,600	734,233
Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	7,800	135,327
Sodick Co., Ltd. (Machinery)	216,600	1,758,857
Sompo Japan Nipponkoa Holdings, Inc. (Insurance) (b)	127,200	3,515,335
Sony Corp. (Household Durables)	54,600	1,425,553
Sumitomo Chemical Co., Ltd. (Chemicals) (b)	593,000	2,820,094
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	241,900	3,235,185
Sumitomo Heavy Industries, Ltd. (Machinery) (b)	703,000	3,125,179
Sumitomo Mitsui Financial Group, Inc. (Banks) (b)	168,676	5,410,631
Sumitomo Rubber Industries, Ltd. (Auto Components)	196,200	3,134,774
Takuma Co., Ltd. (Machinery)	15,000	132,519
Tochigi Bank, Ltd. (The) (Banks)	64,000	256,241
Toda Corp. (Construction & Engineering)	219,000	1,060,009
Toho Holdings Co., Ltd. (Health Care Providers & Services) (b)	76,300	1,835,072
Tokio Marine Holdings, Inc. (Insurance) (b)	38,700	1,341,770
Tokuyama Corp. (Chemicals) (c)	136,000	223,684
Tokyo Tatemono Co., Ltd. (Real Estate Management & Development)	25,600	350,797
Tokyo TY Financial Group, Inc. (Banks)	12,100	320,468
Toridoll.corp (Hotels, Restaurants & Leisure)	69,500	1,259,361
Toyo Seikan Group Holdings, Ltd. (Containers & Packaging)	4,600	94,897
♦Toyota Motor Corp. (Automobiles) (b)	186,700	9,921,070
Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	18,200	590,132
Warabeya Nichiyo Co., Ltd. (Food Products)	12,000	231,203
YAMABIKO Corp. (Machinery)	9,900	73,785
Yamada Denki Co., Ltd. (Specialty Retail) (b)	794,500	4,106,908

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)
Yamazaki Baking Co., Ltd. (Food Products)	93,000	$2,283,045
Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	122,500	1,388,487
Yurtec Corp. (Construction & Engineering)	112,000	831,579

		219,188,950

Luxembourg 0.3%
APERAM S.A. (Metals & Mining)	51,693	2,031,734
ArcelorMittal (Metals & Mining)	43,060	243,177
Tenaris S.A. (Energy Equipment & Services)	24,675	332,833

		2,607,744

Malaysia 0.1%
Silverlake Axis, Ltd. (Software)	950,900	399,493

Netherlands 6.3%
AerCap Holdings N.V. (Trading Companies & Distributors) (c)	142,900	5,717,429
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	111,009	3,344,288
BinckBank N.V. (Capital Markets)	131,738	775,503
Corbion N.V. (Chemicals)	18,902	482,439
Euronext N.V. (Diversified Financial Services)	5,286	223,346
Heineken Holding N.V. (Beverages)	9,244	763,061
ING Groep N.V., CVA (Banks)	555,758	6,805,987
Koninklijke Ahold N.V. (Food & Staples Retailing) (a)	283,570	6,169,337
NN Group N.V. (Insurance)	171,575	5,944,941
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment) (c)	32,000	2,728,960
♦Royal Dutch Shell PLC
Class A (Oil, Gas & Consumable Fuels)	309,882	8,057,298
Class B (Oil, Gas & Consumable Fuels) (b)	281,706	7,351,443
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	87,524	537,577

		48,901,609

New Zealand 0.6%
Air New Zealand, Ltd. (Airlines)	702,495	1,206,672
Chorus, Ltd. (Diversified Telecommunication Services)	43,250	120,797
Meridian Energy, Ltd. (Independent Power & Renewable Electricity Producers)	189,224	350,133
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	131,754	449,866
Spark New Zealand, Ltd. (Diversified Telecommunication Services)	964,501	2,498,547

		4,626,015

	Shares	Value
Norway 1.6%
Aker Solutions ASA (Energy Equipment & Services) (c)	59,656	$228,938
Austevoll Seafood ASA (Food Products)	100,768	847,884
Avance Gas Holding, Ltd. (Oil, Gas & Consumable Fuels) (e)	113,297	772,494
Borregaard ASA (Chemicals)	57,629	431,224
BW LPG, Ltd. (Oil, Gas & Consumable Fuels) (e)	192,506	1,157,161
DNB ASA (Banks) (a)	392,773	5,029,266
Fred Olsen Energy ASA (Energy Equipment & Services) (c)	6,214	26,934
Kongsberg Automotive ASA (Auto Components) (c)	486,040	392,968
Leroy Seafood Group ASA (Food Products)	27,637	1,348,925
Salmar ASA (Food Products)	70,307	1,746,356
XXL ASA (Specialty Retail) (e)	10,314	124,572
Yara International ASA (Chemicals)	9,463	378,903

		12,485,625

Portugal 0.1%
Altri SGPS S.A. (Paper & Forest Products)	196,805	767,097
Navigator Co. S.A. (The) (Paper & Forest Products)	21,058	75,110

		842,207

Republic of Malta 0.0%‡
Kambi Group PLC (Hotels, Restaurants & Leisure) (c)	6,943	119,745

Singapore 1.1%
CapitaLand, Ltd. (Real Estate Management & Development)	1,259,400	2,912,395
Global Logistic Properties, Ltd. (Real Estate Management & Development)	1,083,400	1,542,708
Golden Agri-Resources, Ltd. (Food Products)	1,257,200	373,930
Keppel Corp., Ltd. (Industrial Conglomerates)	41,200	165,431
SATS, Ltd. (Transportation Infrastructure)	133,700	407,607
Wilmar International, Ltd. (Food Products)	1,168,100	3,222,405

		8,624,476

South Africa 0.7%
Investec PLC (Capital Markets) (b)	369,350	2,822,506
Mondi PLC (Paper & Forest Products)	141,114	2,696,950

		5,519,456

Spain 2.7%
Almirall S.A. (Pharmaceuticals)	69,790	1,146,752
Banco Santander S.A. (Banks)	923,411	4,674,554
Ence Energia y Celulosa S.A. (Paper & Forest Products)	168,585	486,456
Endesa S.A. (Electric Utilities)	238,692	5,011,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Spain (continued)
Gamesa Corp. Tecnologica S.A. (Electrical Equipment)	99,007	$1,949,363
Iberdrola S.A. (Electric Utilities) (b)	565,823	4,019,546
Repsol S.A. (Oil, Gas & Consumable Fuels)	167,448	2,194,423
Tecnicas Reunidas S.A. (Energy Equipment & Services) (a)	19,022	638,841
Telefonica S.A. (Diversified Telecommunication Services) (b)	56,939	620,816

		20,741,970

Sweden 4.5%
Atlas Copco AB
Class A (Machinery) (a)	23,857	617,336
Class B (Machinery)	13,863	332,659
Axfood AB (Food & Staples Retailing)	21,017	389,172
Bilia AB Class A (Specialty Retail)	49,715	1,188,636
Boliden AB (Metals & Mining)	68,505	1,194,292
Byggmax Group AB (Specialty Retail)	102,573	830,245
Elekta AB Class B (Health Care Equipment & Supplies) (a)	528,440	3,862,726
Fingerprint Cards AB Class B (Electronic Equipment, Instruments & Components) (a)(c)	77,565	4,645,912
Granges AB (Metals & Mining)	4,693	34,626
Intrum Justitia AB (Commercial Services & Supplies)	115,596	4,148,555
Inwido AB (Building Products)	24,041	302,367
Loomis AB Class B (Commercial Services & Supplies)	3,999	110,950
Lundin Petroleum AB (Oil, Gas & Consumable Fuels) (c)	4,495	84,186
Medivir AB Class B (Biotechnology) (c)	26,265	181,522
Mycronic AB (Electronic Equipment, Instruments & Components)	188,118	1,469,956
Nobia AB (Household Durables)	52,795	601,882
Nordea Bank AB (Banks)	196,613	1,908,484
SAS AB (Airlines) (a)(c)	394,727	1,130,537
Securitas AB Class B (Commercial Services & Supplies)	118,587	1,872,477
Svenska Cellulosa AB SCA Class B (Household Products)	28,736	904,972
Telia Co. AB (Diversified Telecommunication Services)	579,057	2,765,329
Volvo AB Class B (Machinery) (b)	549,803	6,435,689

		35,012,510

Switzerland 9.8%
ABB, Ltd. Registered (Electrical Equipment) (c)	53,496	1,130,928
Actelion, Ltd. Registered (Biotechnology) (b)(c)	19,823	3,202,924

	Shares	Value
Switzerland (continued)
Adecco S.A. Registered (Professional Services) (b)	95,440	$6,143,459
Cembra Money Bank A.G. (Consumer Finance) (c)	5,306	363,671
Coca-Cola HBC A.G. (Beverages) (c)	143,463	2,934,695
Credit Suisse Group A.G. Registered (Capital Markets) (c)	63,804	969,065
Galenica A.G. Registered (Pharmaceuticals) (a)	1,666	2,434,830
Gategroup Holding A.G. (Commercial Services & Supplies) (c)	6,423	353,857
Glencore PLC (Metals & Mining) (b)	2,092,104	4,979,657
Kudelski S.A. (Electronic Equipment, Instruments & Components)	43,432	740,241
Lonza Group A.G. Registered (Life Sciences Tools & Services) (c)	30,588	5,088,966
♦Nestle S.A. Registered (Food Products) (b)	142,780	10,641,895
♦Novartis A.G. Registered (Pharmaceuticals) (b)	182,134	13,897,851
♦Roche Holding A.G. (Pharmaceuticals) (b)	51,234	12,951,366
Swiss Prime Site A.G. Registered (Real Estate Management & Development) (c)	12,746	1,116,753
Temenos Group A.G. Registered (Software) (c)	36,563	1,896,184
UBS Group A.G. Registered (Capital Markets) (b)	236,680	4,095,578
Zurich Insurance Group A.G. (Insurance) (b)(c)	10,040	2,247,043

		75,188,963

United Kingdom 19.9%
3i Group PLC (Capital Markets)	202,575	1,401,821
Anglo American PLC (Metals & Mining) (b)	525,724	5,864,150
Antofagasta PLC (Metals & Mining)	16,994	119,982
AstraZeneca PLC (Pharmaceuticals) (b)	74,274	4,262,883
Barratt Developments PLC (Household Durables)	74,210	577,400
Bellway PLC (Household Durables)	56,905	2,034,602
Berkeley Group Holdings PLC (Household Durables)	45,375	1,985,677
BP PLC (Oil, Gas & Consumable Fuels) (b)	1,232,889	6,732,870
♦British American Tobacco PLC (Tobacco) (b)	169,868	10,350,056
British Land Co. PLC (The) (Real Estate Investment Trusts)	63,244	664,421
Cairn Energy PLC (Oil, Gas & Consumable Fuels) (c)	38,251	125,139
Carillion PLC (Construction & Engineering)	442,723	1,901,842
Cranswick PLC (Food Products)	2,712	88,842
CYBG PLC (Banks) (c)	9,046	29,576
Debenhams PLC (Multiline Retail)	1,300,166	1,489,395
Enterprise Inns PLC (Hotels, Restaurants & Leisure) (c)	67,924	86,097

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Galliford Try PLC (Construction & Engineering)	71,898	$1,340,487
GlaxoSmithKline PLC (Pharmaceuticals) (b)	182,612	3,892,958
Go-Ahead Group PLC (Road & Rail)	26,126	979,164
Greggs PLC (Food & Staples Retailing)	85,123	1,284,820
Home Retail Group PLC (Internet & Catalog Retail)	312,004	777,740
♦HSBC Holdings PLC (Banks) (b)	1,714,881	11,338,292
♦Imperial Brands PLC (Tobacco) (b)	154,722	8,406,495
Inchcape PLC (Distributors)	132,453	1,311,192
Indivior PLC (Pharmaceuticals)	137,936	324,085
International Consolidated Airlines Group S.A. (Airlines) (b)	472,043	3,629,545
JD Sports Fashion PLC (Specialty Retail)	38,632	705,025
John Wood Group PLC (Energy Equipment & Services)	228,782	2,087,610
Just Eat PLC (Internet Software & Services) (b)(c)	505,906	2,834,851
J Sainsbury PLC (Food & Staples Retailing) (b)	1,550,357	6,544,468
Kingfisher PLC (Specialty Retail)	61,214	325,483
Legal & General Group PLC (Insurance) (b)	1,143,731	3,728,366
Marks & Spencer Group PLC (Multiline Retail) (b)	222,595	1,377,412
Meggitt PLC (Aerospace & Defense)	304,436	1,826,904
Micro Focus International PLC (Software)	106,316	2,375,206
Moneysupermarket.com Group PLC (Internet Software & Services)	316,246	1,450,479
Old Mutual PLC (Insurance) (b)	2,236,780	6,062,647
OneSavings Bank PLC (Thrifts & Mortgage Finance)	74,744	313,112
Persimmon PLC (Household Durables)	90,646	2,631,732
Petrofac, Ltd. (Energy Equipment & Services)	2,376	29,336
Playtech PLC (Software)	190,014	2,233,607
Premier Farnell PLC (Electronic Equipment, Instruments & Components)	52,492	92,997
Premier Oil PLC (Oil, Gas & Consumable Fuels) (c)	1,610,407	1,735,373
Redrow PLC (Household Durables)	35,267	197,361
Rio Tinto PLC (Metals & Mining) (b)	174,743	5,873,772
Rio Tinto, Ltd. (Metals & Mining)	177,392	6,953,063
Royal Mail PLC (Air Freight & Logistics) (b)	791,925	5,634,027
RSA Insurance Group PLC (Insurance)	36,130	242,365
Sky PLC (Media) (b)	219,091	3,004,373
Soco International PLC (Oil, Gas & Consumable Fuels)	92,798	200,337
Subsea 7 S.A. (Energy Equipment & Services) (c)	193,260	1,778,544

	Shares	Value
United Kingdom (continued)
Taylor Wimpey PLC (Household Durables)	394,613	$1,062,654
Tullett Prebon PLC (Capital Markets)	52,710	260,857
Unilever N.V., CVA (Personal Products)	30,491	1,339,465
Unilever PLC (Personal Products)	28,784	1,284,655
Vodafone Group PLC (Wireless Telecommunication Services) (b)	2,581,311	8,267,533
WH Smith PLC (Specialty Retail)	22,664	554,685
WM Morrison Supermarkets PLC (Food & Staples Retailing)	568,367	1,587,028
Wolseley PLC (Trading Companies & Distributors)	41,645	2,325,064
WPP PLC (Media) (b)	233,846	5,453,281

		153,373,203

United States 0.8%
Carnival PLC (Hotels, Restaurants & Leisure) (b)	107,391	5,330,384
International Game Technology PLC (Hotels, Restaurants & Leisure)	27,251	472,532
Transocean, Ltd. (Energy Equipment & Services) (c)	2,849	30,887

		5,833,803

Total Common Stocks (Cost $1,031,885,831)		1,034,971,902

Preferred Stocks 0.8%
Germany 0.8%
Porsche Automobil Holding S.E. 2.11% (Automobiles)	85,691	4,781,413
Volkswagen A.G. 4.86% (Automobiles)	8,955	1,296,609

Total Preferred Stocks (Cost $5,543,013)		6,078,022

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
United States 0.1%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,006,427 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $985,000 and a Market Value of $1,026,808) (Capital Markets)	$1,006,425	$1,006,425

Total Short-Term Investment (Cost $1,006,425)		1,006,425

Total Investments, Before Investments Sold Short (Cost $1,038,435,269) (h)	135.1%	1,042,056,349

	Shares
Investment Sold Short (36.1%) Common Stocks Sold Short (32.8%)
Australia (3.2%)
Adelaide Brighton, Ltd. (Construction Materials)	(170,053)	(668,480)
Alumina, Ltd. (Metals & Mining)	(2,771,399)	(3,150,313)
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels)	(1,032,961)	(581,205)
Beadell Resources, Ltd. (Metals & Mining)	(1,120,098)	(264,016)
Burson Group, Ltd. (Distributors)	(49,056)	(185,753)
Cleanaway Waste Management, Ltd. (Commercial Services & Supplies)	(2,754,236)	(1,654,405)
Cover-More Group, Ltd. (Insurance)	(142,095)	(151,259)
CuDeco, Ltd. (Metals & Mining) (c)(d)(f)	(180,283)	(151,471)
DuluxGroup, Ltd. (Chemicals)	(396,199)	(1,927,999)
Greencross, Ltd. (Specialty Retail)	(475,475)	(2,570,459)
GWA Group, Ltd. (Building Products)	(105,253)	(184,868)
¡ Independence Group NL (Metals & Mining)	(1,719,434)	(4,000,557)
iSentia Group, Ltd. (Internet Software & Services)	(38,038)	(104,987)
Jacana Minerals, Ltd. (Metals & Mining) (c)(d)(f)	(26,409)	(2)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (c)	(384,638)	(426,991)
Liquefied Natural Gas, Ltd. (Oil, Gas & Consumable Fuels) (c)	(516,140)	(239,393)
Nufarm, Ltd. (Chemicals)	(203,954)	(1,088,636)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(3,372,145)	(679,463)

	Shares	Value
Australia (continued)
Qube Holdings, Ltd. (Transportation Infrastructure)	(1,256,297)	$(2,378,511)
Sandfire Resources NL (Metals & Mining)	(60,164)	(271,272)
Syrah Resources, Ltd. (Metals & Mining) (c)	(621,296)	(2,234,463)
Virgin Australia Holdings, Ltd. (Airlines) (c)	(854,496)	(227,400)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (c)(d)(f)	(444,108)	(3,377)
Western Areas, Ltd. (Metals & Mining)	(769,933)	(1,463,546)

		(24,608,826)

Austria (0.4%)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(45,725)	(3,083,329)

Belgium (0.1%)
Ablynx N.V. (Biotechnology) (c)	(23,135)	(349,545)
Celyad S.A. (Biotechnology) (c)	(4,328)	(200,957)
KBC Ancora S.A. (Diversified Financial Services)	(3,938)	(139,019)
Nyrstar N.V. (Metals & Mining) (c)	(75,421)	(59,589)

		(749,110)

China (2.6%)
Aluminum Corp. of China, Ltd. Class H (Metals & Mining) (c)	(1,078,000)	(361,330)
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	(176,000)	(450,159)
AviChina Industry & Technology Co., Ltd. Class H (Aerospace & Defense)	(454,000)	(318,395)
Bank of Communications Co., Ltd. Class H (Banks)	(696,000)	(440,557)
Baoxin Auto Group, Ltd. (Specialty Retail)	(1,181,000)	(749,078)
BBMG Corp. Class H (Construction Materials)	(273,000)	(200,257)
Boshiwa International Holding, Ltd. (Specialty Retail) (c)(d)(f)	(86,000)	(4,657)
Brilliance China Automotive Holdings, Ltd. (Automobiles)	(262,000)	(260,078)
CGN Power Co., Ltd. Class H (Independent Power & Renewable Electricity Producers) (e)	(2,436,000)	(785,107)
China CITIC Bank Corp., Ltd. Class H (Banks) (c)	(1,242,000)	(782,965)
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	(680,000)	(321,726)
China Dongxiang Group Co., Ltd. (Textiles, Apparel & Luxury Goods)	(560,000)	(116,232)
China Everbright Water, Ltd. (Water Utilities) (c)	(667,700)	(322,716)
China Harmony New Energy Auto Holding, Ltd. (Specialty Retail)	(143,500)	(89,353)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
China (continued)
China Longyuan Power Group Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	(1,273,000)	$(881,281)
China Medical System Holdings, Ltd. (Pharmaceuticals)	(204,000)	(265,622)
China Mengniu Dairy Co., Ltd. (Food Products)	(501,000)	(851,265)
China Merchants Holdings International Co., Ltd. (Transportation Infrastructure)	(144,000)	(429,759)
China Molybdenum Co., Ltd. Class H (Metals & Mining) (f)	(1,564,000)	(260,099)
China Oilfield Services, Ltd. Class H (Energy Equipment & Services)	(1,014,000)	(884,990)
China Power International Development, Ltd. (Independent Power & Renewable Electricity Producers)	(551,000)	(236,542)
China Railway Group, Ltd. Class H (Construction & Engineering)	(629,000)	(501,131)
China Resources Gas Group, Ltd. (Gas Utilities)	(152,000)	(431,100)
China Shanshui Cement Group, Ltd. (Construction Materials) (c)(d)(f)	(932,000)	(679,094)
Cosmo Lady China Holdings Co., Ltd. (Textiles, Apparel & Luxury Goods) (e)	(214,000)	(166,358)
CPMC Holdings, Ltd. (Containers & Packaging)	(218,000)	(98,364)
CRRC Corp., Ltd. Class H (Machinery)	(273,000)	(267,126)
Dalian Port PDA Co., Ltd. Class H (Transportation Infrastructure)	(800,000)	(348,593)
Far East Horizon, Ltd. (Diversified Financial Services)	(228,000)	(181,356)
Fosun International, Ltd. (Industrial Conglomerates)	(309,000)	(429,427)
Goldpac Group, Ltd. (Technology Hardware, Storage & Peripherals)	(277,000)	(111,773)
Goodbaby International Holdings, Ltd. (Leisure Products) (c)	(637,000)	(358,045)
HC International, Inc. (Internet Software & Services) (c)(d)(f)	(228,000)	(154,020)
Hengan International Group Co., Ltd. (Personal Products)	(50,000)	(449,922)
Hilong Holding, Ltd. (Energy Equipment & Services)	(705,000)	(81,798)
Huadian Fuxin Energy Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	(676,000)	(147,280)
Huatai Securities Co., Ltd. Class H (Capital Markets) (c)(e)	(143,400)	(304,662)
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	(476,000)	(376,779)

	Shares	Value
China (continued)
Leyou Technologies Holdings, Ltd. (Food Products) (c)	(2,405,000)	$(325,549)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (c)	(1,458,333)	(635,456)
Luye Pharma Group, Ltd. (Pharmaceuticals) (c)	(384,000)	(267,323)
PW Medtech Group, Ltd. (Health Care Equipment & Supplies) (c)	(356,000)	(96,379)
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H (Pharmaceuticals)	(71,500)	(194,952)
Shenzhen Investment, Ltd. (Real Estate Management & Development)	(1,096,000)	(442,249)
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(129,000)	(667,709)
Sinopec Engineering Group Co., Ltd. Class H (Construction & Engineering)	(670,000)	(620,170)
TCL Multimedia Technology Holdings, Ltd. (Household Durables)	(202,000)	(120,571)
Tingyi Cayman Islands Holding Corp. (Food Products)	(652,000)	(765,734)
Tong Ren Tang Technologies Co., Ltd. Class H (Pharmaceuticals)	(53,000)	(83,358)
Tsingtao Brewery Co., Ltd. Class H (Beverages)	(78,000)	(296,639)
Wisdom Sports Group (Media)	(522,000)	(203,904)
Zhaojin Mining Industry Co., Ltd. Class H (Metals & Mining)	(343,500)	(293,597)
Zhuzhou CRRC Times Electric Co., Ltd. Class H (Electrical Equipment)	(150,000)	(857,624)

		(19,970,210)

Denmark (1.3%)
ALK-Abello A/S (Pharmaceuticals)	(730)	(118,603)
Ambu A/S Class B (Health Care Equipment & Supplies)	(3,468)	(119,518)
FLSmidth & Co. A/S (Construction & Engineering)	(42,653)	(1,656,325)
Genmab A/S (Biotechnology) (c)	(11,532)	(1,708,589)
Jyske Bank A/S Registered (Banks)	(67,405)	(2,759,584)
Sydbank A/S (Banks)	(15,584)	(440,688)
Topdanmark A/S (Insurance) (c)	(96,504)	(2,553,762)
Torm A/S (Oil, Gas & Consumable Fuels) (c)(f)	(37,077)	(470,615)

		(9,827,684)

Finland (0.5%)
Outokumpu Oyj (Metals & Mining) (c)	(79,642)	(333,953)
Outotec Oyj (Construction & Engineering) (c)	(833,201)	(3,318,211)

		(3,652,164)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
France (1.4%)
AB Science S.A. (Pharmaceuticals) (c)	(37,917)	$(817,974)
CGG S.A. (Energy Equipment & Services) (c)	(242,621)	(227,807)
Dassault Aviation S.A. (Aerospace & Defense)	(243)	(283,673)
Eramet (Metals & Mining) (c)	(6,099)	(242,822)
Etablissements Maurel et Prom (Oil, Gas & Consumable Fuels) (c)	(182,218)	(732,357)
GameLoft S.E. (Software) (c)	(154,159)	(1,306,247)
Marie Brizard Wine & Spirits S.A. (Beverages) (c)	(12,741)	(244,075)
Nexity S.A. (Real Estate Management & Development)	(8,928)	(478,744)
Societe Television Francaise 1 (Media)	(196,599)	(2,362,590)
SoLocal Group (Media) (c)	(125,418)	(746,769)
Vallourec S.A. (Energy Equipment & Services)	(120,664)	(626,584)
Virbac S.A. (Pharmaceuticals)	(4,547)	(829,403)
Zodiac Aerospace (Aerospace & Defense)	(94,490)	(2,215,309)

		(11,114,354)

Germany (3.7%)
¡ AIXTRON S.E. (Semiconductors & Semiconductor Equipment) (c)	(770,577)	(3,829,397)
AURELIUS S.E. & Co. KGaA (Capital Markets)	(10,431)	(623,717)
Bertrandt A.G. (Professional Services)	(1,944)	(224,490)
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (c)	(41,835)	(1,453,383)
ElringKlinger A.G. (Auto Components)	(39,403)	(964,181)
Gerry Weber International A.G. (Textiles, Apparel & Luxury Goods)	(99,962)	(1,442,215)
Heidelberger Druckmaschinen A.G. (Machinery) (c)	(1,415,019)	(3,188,688)
Kloeckner & Co. S.E. (Trading Companies & Distributors)	(199,343)	(2,322,523)
Leoni A.G. (Auto Components)	(46,726)	(1,683,491)
LPKF Laser & Electronics A.G. (Electronic Equipment, Instruments & Components)	(32,644)	(270,998)
Manz A.G. (Semiconductors & Semiconductor Equipment) (c)	(11,299)	(473,981)
MorphoSys A.G. (Life Sciences Tools & Services) (c)	(65,083)	(3,256,669)
Puma S.E. (Textiles, Apparel & Luxury Goods)	(6,144)	(1,400,003)
Rational A.G. (Machinery)	(1,866)	(947,290)
RIB Software A.G. (Software)	(178,137)	(1,881,677)
Rocket Internet S.E. (Internet Software & Services) (c)(e)	(128,780)	(3,096,651)
SGL Carbon S.E. (Electrical Equipment) (c)	(121,963)	(1,426,563)

		(28,485,917)

	Shares	Value
Hong Kong (1.8%)
AGTech Holdings, Ltd. (IT Services) (c)	(736,000)	$(170,790)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (c)(d)(f)	(1,608,000)	(63,848)
Cafe de Coral Holdings, Ltd. (Hotels, Restaurants & Leisure)	(158,000)	(477,652)
China Financial International Investments, Ltd. (Capital Markets) (c)	(1,040,000)	(88,489)
China Gas Holdings, Ltd. (Gas Utilities)	(514,000)	(744,803)
China Smarter Energy Group Holdings, Ltd. Class H (Capital Markets) (c)	(1,823,242)	(115,173)
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	(880,000)	(780,518)
Esprit Holdings, Ltd. (Specialty Retail) (c)	(2,812,681)	(2,465,705)
Good Resources Holdings, Ltd. (Diversified Financial Services) (c)	(2,980,000)	(249,713)
Haier Electronics Group Co., Ltd. (Household Durables)	(460,000)	(776,857)
Haier Healthwise Holdings, Ltd. (Leisure Products) (c)	(6,590,000)	(259,118)
Jardine Matheson Holdings, Ltd. (Industrial Conglomerates)	(26,300)	(1,454,390)
KuangChi Science, Ltd. (Paper & Forest Products) (c)	(367,000)	(176,003)
Luk Fook Holdings International, Ltd. (Specialty Retail)	(517,000)	(1,177,045)
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	(2,213,000)	(2,559,091)
Pacific Basin Shipping, Ltd. (Marine) (c)	(1,799,000)	(303,818)
PAX Global Technology, Ltd. (Electronic Equipment, Instruments & Components)	(223,000)	(193,190)
Sa Sa International Holdings, Ltd. (Specialty Retail)	(3,580,813)	(1,094,062)
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	(543,000)	(386,412)
SSY Group, Ltd. (Pharmaceuticals)	(442,000)	(152,141)
Town Health International Medical Group, Ltd. (Health Care Providers & Services)	(536,000)	(100,886)
Viva China Holdings, Ltd. (Media) (c)	(976,000)	(84,302)
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	(148,000)	(82,615)
Yuexiu Real Estate Investment Trust (Real Estate Investment Trusts)	(405,000)	(224,510)

		(14,181,131)

India (0.0%)‡
Vedanta Resources PLC (Metals & Mining)	(54,449)	(335,656)

Ireland (0.1%)
UDG Healthcare PLC (Health Care Providers & Services)	(59,980)	(536,356)

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Isle of Man (0.2%)
GVC Holdings PLC (Hotels, Restaurants & Leisure)	(178,698)	$(1,415,188)

Italy (3.0%)
Anima Holding S.p.A. (Capital Markets) (e)	(405,848)	(2,871,948)
Banca Carige S.p.A. (Banks) (c)	(2,734,384)	(2,233,974)
Banca Generali S.p.A. (Capital Markets)	(20,154)	(598,396)
Banca Mediolanum S.p.A. (Diversified Financial Services)	(58,542)	(481,636)
Banca Monte Dei Paschi Di Siena S.p.A. (Banks) (c)	(791,694)	(640,463)
Banca Profilo S.p.A. (Capital Markets)	(321,414)	(83,286)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(95,203)	(1,869,560)
Cerved Information Solutions S.p.A. (Diversified Financial Services)	(127,430)	(1,025,044)
Italcementi S.p.A. (Construction Materials)	(141,003)	(1,672,679)
Maire Tecnimont S.p.A. (Construction & Engineering) (c)	(123,902)	(375,682)
Moncler S.p.A. (Textiles, Apparel & Luxury Goods)	(87,747)	(1,422,722)
Piaggio & C. S.p.A. (Automobiles)	(136,846)	(302,893)
Prada S.p.A. (Textiles, Apparel & Luxury Goods)	(984,800)	(3,338,994)
RCS MediaGroup S.p.A. (Media) (c)	(2,834,074)	(1,827,024)
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (c)	(69,641)	(614,017)
Salvatore Ferragamo S.p.A. (Textiles, Apparel & Luxury Goods)	(60,586)	(1,402,049)
Yoox Net-A-Porter Group S.p.A. (Internet & Catalog Retail) (c)	(90,943)	(2,661,673)

		(23,422,040)

Japan (2.9%)
Aeon Delight Co., Ltd. (Commercial Services & Supplies)	(2,100)	(60,197)
Aplus Financial Co., Ltd. (Consumer Finance) (c)	(958,700)	(919,055)
Asukanet Co., Ltd. (Commercial Services & Supplies)	(12,600)	(152,763)
Atom Corp. (Hotels, Restaurants & Leisure)	(61,600)	(383,263)
Daiho Corp. (Construction & Engineering)	(48,000)	(211,579)
Daishi Bank, Ltd. (The) (Banks)	(75,000)	(270,677)
Doshisha Co., Ltd. (Distributors)	(7,400)	(143,758)
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	(22,800)	(408,000)
Eiken Chemical Co., Ltd. (Health Care Equipment & Supplies)	(9,200)	(174,489)
Harmonic Drive Systems, Inc. (Machinery)	(84,700)	(1,986,947)
Hitachi Zosen Corp. (Machinery)	(135,100)	(713,592)

	Shares	Value
Japan (continued)
Hyakugo Bank, Ltd. (The) (Banks)	(54,000)	$(207,575)
Ichibanya Co., Ltd. (Hotels, Restaurants & Leisure)	(3,100)	(200,160)
Ichigo, Inc. (Capital Markets)	(311,100)	(1,406,383)
Infomart Corp. (Internet Software & Services)	(117,600)	(1,088,684)
IwaiCosmo Holdings, Inc. (Capital Markets)	(11,000)	(106,692)
Jamco Corp. (Aerospace & Defense)	(29,100)	(784,387)
Japan Communications, Inc. (Wireless Telecommunication Services) (c)	(197,700)	(382,765)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(7,900)	(184,135)
Jin Co., Ltd. (Specialty Retail)	(25,700)	(986,696)
Juroku Bank, Ltd. (The) (Banks)	(65,000)	(199,154)
Keiyo Bank, Ltd. (The) (Banks)	(42,000)	(159,868)
Kissei Pharmaceutical Co., Ltd. (Pharmaceuticals)	(10,600)	(254,340)
Matsuya Co., Ltd. (Multiline Retail)	(16,100)	(132,250)
Micronics Japan Co., Ltd. (Semiconductors & Semiconductor Equipment)	(48,200)	(450,290)
Morpho, Inc. (Software) (c)	(20,100)	(1,707,744)
Musashino Bank, Ltd. (The) (Banks)	(8,200)	(216,098)
Nippon Chemi-con Corp. (Electronic Equipment, Instruments & Components)	(194,000)	(271,673)
Nippon Parking Development Co., Ltd. (Commercial Services & Supplies)	(205,500)	(237,561)
Ogaki Kyoritsu Bank, Ltd. (The) (Banks)	(61,000)	(194,925)
Okamura Corp. (Commercial Services & Supplies)	(13,300)	(127,500)
PeptiDream, Inc. (Biotechnology) (c)	(13,100)	(783,045)
Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals)	(30,100)	(535,237)
Round One Corp. (Hotels, Restaurants & Leisure)	(57,700)	(347,610)
Ryosan Co., Ltd. (Electronic Equipment, Instruments & Components)	(5,100)	(127,740)
Sakura Internet, Inc. (Internet Software & Services)	(10,000)	(117,387)
Septeni Holdings Co., Ltd. (Media)	(18,600)	(452,763)
Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	(19,600)	(503,447)
Sparx Group Co., Ltd. (Capital Markets)	(972,600)	(1,992,733)
Torii Pharmaceutical Co., Ltd. (Pharmaceuticals)	(4,700)	(112,023)
Towa Pharmaceutical Co., Ltd. (Pharmaceuticals)	(9,700)	(459,474)
Tsumura & Co. (Pharmaceuticals)	(25,500)	(677,763)
United Arrows, Ltd. (Specialty Retail)	(26,100)	(1,094,041)
United, Inc. (Internet Software & Services)	(25,900)	(343,224)
WirelessGate, Inc. (Wireless Telecommunication Services)	(8,400)	(152,368)

		(22,422,055)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Luxembourg (0.1%)
Cosmo Pharmaceuticals S.A. (Pharmaceuticals) (c)	(5,381)	$(888,513)

Macau (0.0%)‡
Macau Legend Development, Ltd. (Hotels, Restaurants & Leisure) (c)	(918,000)	(125,447)

Netherlands (0.7%)
Brunel International N.V. (Professional Services)	(30,754)	(693,205)
IMCD Group N.V. (Trading Companies & Distributors)	(18,828)	(760,170)
SBM Offshore N.V. (Energy Equipment & Services)	(107,513)	(1,439,746)
TomTom N.V. (Household Durables) (c)	(292,489)	(2,664,246)

		(5,557,367)

New Zealand (0.0%)‡
Xero, Ltd. (Software) (c)	(14,333)	(164,131)

Norway (1.0%)
Aker ASA Class A (Diversified Financial Services)	(8,110)	(167,199)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (c)	(32,693)	(291,936)
DNO ASA (Oil, Gas & Consumable Fuels) (c)	(1,836,453)	(2,119,989)
Hexagon Composites ASA (Machinery) (c)	(42,254)	(129,094)
Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment) (c)	(253,113)	(1,472,748)
Petroleum Geo-Services ASA (Energy Equipment & Services)	(687,099)	(2,431,174)
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	(50,096)	(838,060)
Thin Film Electronics ASA (Technology Hardware, Storage & Peripherals) (c)	(691,468)	(362,400)

		(7,812,600)

Singapore (0.6%)
Ezion Holdings, Ltd. (Energy Equipment & Services) (c)	(2,714,800)	(1,110,265)
OSIM International, Ltd. (Specialty Retail)	(1,177,000)	(1,216,515)
Raffles Medical Group, Ltd. (Health Care Providers & Services)	(142,300)	(497,312)
Rowsley, Ltd. (Professional Services) (c)	(1,342,300)	(143,727)
SIA Engineering Co., Ltd. (Transportation Infrastructure)	(147,800)	(416,524)
SIIC Environment Holdings, Ltd. (Water Utilities) (c)	(1,029,180)	(535,692)

	Shares	Value
Singapore (continued)
Super Group, Ltd. (Food Products)	(555,000)	$(400,305)
United Engineers, Ltd. (Construction & Engineering)	(250,700)	(436,211)

		(4,756,551)

Spain (1.4%)
Acerinox S.A. (Metals & Mining)	(85,906)	(1,014,653)
Cia De Distribucion Integral Logista Holdings S.A. (Air Freight & Logistics)	(31,833)	(701,305)
Construcciones y Auxiliar De Ferrocarriles S.A. (Machinery)	(508)	(165,199)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (c)	(411,130)	(3,569,337)
Liberbank S.A. (Banks) (c)	(566,085)	(680,606)
Obrascon Huarte Lain S.A. (Construction & Engineering)	(272,705)	(1,930,085)
Promotora de Informaciones S.A. Class A (Media) (c)	(335,260)	(2,373,205)

		(10,434,390)

Sweden (0.6%)
Arcam AB (Machinery) (c)	(103,414)	(2,253,603)
Com Hem Holding AB (Diversified Telecommunication Services)	(66,138)	(586,396)
Haldex AB (Machinery)	(160,181)	(1,356,376)
INVISIO Communications AB (Communications Equipment) (c)	(10,735)	(77,534)
Sensys Gatso Group AB (Electronic Equipment, Instruments & Components) (c)	(634,977)	(200,841)
SSAB AB Class A (Metals & Mining) (c)	(94,418)	(396,698)

		(4,871,448)

Switzerland (1.4%)
AFG Arbonia-Forster Holding A.G. Registered (Building Products) (c)	(8,057)	(112,124)
Basilea Pharmaceutica A.G. Registered (Biotechnology) (c)	(18,270)	(1,495,996)
Bucher Industries A.G. Registered (Machinery)	(839)	(201,070)
Burckhardt Compression Holding A.G. (Machinery)	(4,584)	(1,631,852)
Comet Holding A.G. Registered (Electronic Equipment, Instruments & Components) (c)	(299)	(208,362)
Daetwyler Holding A.G. (Industrial Conglomerates)	(5,297)	(787,399)
DKSH Holding, Ltd. (Professional Services)	(20,130)	(1,315,700)
Evolva Holding S.A. (Chemicals) (c)	(1,503,102)	(1,049,806)
Kuoni Reisen Holding AG (Hotels, Restaurants & Leisure) (c)	(1,692)	(650,837)
Leonteq A.G. (Capital Markets) (c)	(9,348)	(650,452)
Meyer Burger Technology A.G. (Semiconductors & Semiconductor Equipment) (c)	(229,282)	(1,051,643)

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Switzerland (continued)
Panalpina Welttransport Holding A.G. Registered (Air Freight & Logistics)	(2,710)	$(316,680)
Santhera Pharmaceutical Holding A.G. Registered (Biotechnology) (c)	(16,153)	(1,180,366)

		(10,652,287)

United Kingdom (4.9%)
AO World PLC (Internet & Catalog Retail) (c)	(35,436)	(94,390)
AVEVA Group PLC (Software)	(136,628)	(3,214,109)
Brammer PLC (Trading Companies & Distributors)	(111,194)	(283,512)
BTG PLC (Pharmaceuticals) (c)	(295,067)	(2,552,334)
De La Rue PLC (Commercial Services & Supplies)	(81,865)	(579,545)
Devro PLC (Food Products)	(37,262)	(152,039)
Dialight PLC (Electrical Equipment) (c)	(14,762)	(122,191)
Diploma PLC (Trading Companies & Distributors)	(14,613)	(156,188)
¡ Drax Group PLC (Independent Power & Renewable Electricity Producers)	(886,769)	(4,141,068)
Evraz PLC (Metals & Mining) (c)	(329,313)	(683,270)
Hunting PLC (Energy Equipment & Services)	(261,886)	(1,402,430)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (c)	(912,496)	(2,076,606)
IMI PLC (Machinery)	(40,370)	(551,525)
KAZ Minerals PLC (Metals & Mining) (c)	(131,027)	(328,337)
Lonmin PLC (Metals & Mining) (c)	(330,672)	(908,344)
Ocado Group PLC (Internet & Catalog Retail) (c)	(770,342)	(3,327,232)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (c)	(855,614)	(942,012)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(75,193)	(721,286)
Poundland Group PLC (Multiline Retail)	(126,850)	(318,797)
Premier Foods PLC (Food Products) (c)	(776,634)	(442,564)
Rotork PLC (Machinery)	(1,241,403)	(3,391,950)
Seadrill, Ltd. (Energy Equipment & Services) (c)	(108,572)	(526,689)
Serco Group PLC (Commercial Services & Supplies) (c)	(2,311,399)	(3,242,211)
Spirax-Sarco Engineering PLC (Machinery)	(54,679)	(2,728,389)
Ted Baker PLC (Textiles, Apparel & Luxury Goods)	(2,620)	(91,303)
Telecom Plus PLC (Multi-Utilities)	(118,838)	(1,616,591)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (c)	(191,288)	(246,659)
TORM PLC (Oil, Gas & Consumable Fuels) (c)	(2,131)	(27,049)

	Shares	Value
United Kingdom (continued)
Tullow Oil PLC (Oil, Gas & Consumable Fuels) (c)	(219,348)	$(896,440)
UBM PLC (Media)	(79,404)	(660,161)
Virgin Money Holdings UK PLC (Banks)	(160,885)	(858,267)
Xaar PLC (Technology Hardware, Storage & Peripherals)	(13,210)	(93,614)

		(37,377,102)

United States (0.9%)
Nexteer Automotive Group, Ltd. (Auto Components)	(273,000)	(288,595)
¡ REC Silicon ASA (Semiconductors & Semiconductor Equipment) (c)	(16,647,389)	(3,659,517)
Sims Metal Management, Ltd. (Metals & Mining)	(409,175)	(2,949,381)

		(6,897,493)

Total Common Stocks Sold Short (Proceeds $260,125,370)		(253,341,349)

Convertible Preferred Stock Sold Short (0.1%)
Germany (0.1%)
Draegerwerk AG & Co KGaA 1.39% (Health Care Equipment & Supplies)	(5,433)	(360,386)

Total Convertible Preferred Stock Sold Short (Proceeds $399,302)		(360,386)

Exchange-Traded Fund Sold Short (3.2%)(g)
United States (3.2%)
¡ iShares MSCI EAFE ETF (Capital Markets)	(421,228)	(24,612,352)

Total Exchange-Traded Fund Sold Short (Proceeds $24,008,753)		(24,612,352)

	Number of Rights
Rights Sold Short (0.0%)‡
Australia (0.0%)‡
CuDeco, Ltd. (Metals & Mining) (c)(d)(f)	(45,070)	(10,452)

Austria (0.0%)‡
Intercell A.G. (Biotechnology) (c)(d)(f)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(10,454)

Total Investments Sold Short (Proceeds $284,533,425)	(36.1)%	(278,324,541)

Total Investments, Net of Investments Sold Short (Cost $753,901,844)	99.0	763,731,808
Other Assets, Less Liabilities	1.0	7,665,401
Net Assets	100.0%	$771,397,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

‡	Less than one-tenth of a percent.

(a)	All or a portion of this security was held on loan. As of April 30, 2016, the market value of securities loaned was $51,130,113 and the Fund received non-cash collateral in the amount of $53,634,291 (See Note 2(M)).

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

(c)	Non-income producing security.

(d)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $(1,066,923), which represented (0.1)% of the Fund’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $(1,797,637), which represented (0.2)% of the Fund’s net assets.

(g)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	As of April 30, 2016, cost was $1,041,324,865 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$76,410,025
Gross unrealized depreciation	(75,678,541)

Net unrealized appreciation	$731,484

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Japanese Yen Currency	(100)	June 2016	$(11,722,500)	$(704,085)

			$(11,722,500)	$(704,085)

1.	As of April 30, 2016, cash in the amount of $1,988,977 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

CVA—Company Voluntary Agreement

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,034,971,902	$—	$—	$1,034,971,902
Preferred Stocks	6,078,022	—	—	6,078,022
Short-Term Investment
Repurchase Agreement	—	1,006,425	—	1,006,425

Total Investments in Securities	$1,041,049,924	$1,006,425	$—	$1,042,056,349

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(251,554,166)	$(884,734	)(b)	$(902,449	)(c)	$(253,341,349)
Convertible Preferred Stock Sold Short	(360,386)	—		—		(360,386)
Exchange-Traded Fund Sold Short	(24,612,352)	—		—		(24,612,352)
Rights Sold Short	—	(10,452	)(d)	(2	)(e)	(10,454)

Total Investments in Securities Sold Short	(276,526,904)	(895,186)		(902,451)		(278,324,541)

Other Financial Instruments
Futures Contracts Short (f)	(704,085)	—		—		(704,085)

Total Other Financial Instruments	(704,085)	—		—		(704,085)

Total Investments in Securities Sold Short and Other Financial Instruments	$(277,230,989)	$(895,186)		$(902,451)		$(279,028,626)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $(414,119) and $(470,615) are held in China and Denmark, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $(154,850), $(683,751) and $(63,848) are held in Australia, China and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 2 security valued at $(10,452) is held in Australia within the Rights Sold Short section of the Portfolio of Investments.

(e)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2016, certain foreign equity securities with a total market value of $(724,427) transferred from Level 1 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2015, the fair value obtained for the security utilized significant observable inputs.

As of April 30, 2016, a foreign equity security with a market value of $(443,346) transferred from Level 3 to Level 1. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2015, the fair value obtained for the security utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (a)
Common Stocks
Hong Kong	$443,346	$—	$—	$—	$—	$—	$—	$(443,346)	$—	$—
Common Stocks Sold Short
Australia	(145,228)	—	—	(9,622)	—	—	—	—	(154,850)	(9,622)
China	(684,306)	—	—	555	—	—	—	—	(683,751)	555
Hong Kong	(63,900)	—	—	52	—	—	—	—	(63,848)	52
Rights Sold Short
Austria	(2)	—	—	—	—	—	—	—	(2)	—

Total	$(450,090)	$—	$—	$(9,015)	$—	$—	$—	$(443,346)	$(902,451)	$(9,015)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$3,668,401	0.5%
Air Freight & Logistics	5,634,027	0.7
Airlines	16,334,521	2.1
Auto Components	14,023,912	1.8
Automobiles	41,369,301	5.4
Banks	89,278,857	11.6
Beverages	13,775,216	1.8
Biotechnology	6,176,887	0.8
Building Products	5,448,564	0.7
Capital Markets	23,888,698	3.1
Chemicals	14,986,459	1.9
Commercial Services & Supplies	8,856,180	1.1
Communications Equipment	3,144,831	0.4
Construction & Engineering	21,184,529	2.7
Construction Materials	1,380,498	0.2
Consumer Finance	5,118,576	0.7
Containers & Packaging	94,897	0.0	‡
Distributors	5,031,667	0.7
Diversified Consumer Services	2,631,133	0.3
Diversified Financial Services	10,880,663	1.4
Diversified Telecommunication Services	30,967,326	4.0
Electric Utilities	19,808,051	2.6
Electrical Equipment	20,029,662	2.6
Electronic Equipment, Instruments & Components	16,043,810	2.1
Energy Equipment & Services	9,808,767	1.3
Food & Staples Retailing	23,131,773	3.0
Food Products	38,007,280	4.9
Gas Utilities	2,598,128	0.3
Health Care Equipment & Supplies	5,607,413	0.7
Health Care Providers & Services	7,050,136	0.9
Health Care Technology	896,012	0.1
Hotels, Restaurants & Leisure	17,212,704	2.2
Household Durables	18,463,692	2.4
Household Products	904,972	0.1
Independent Power & Renewable Electricity Producers	1,991,673	0.3
Industrial Conglomerates	15,141,554	2.0
Insurance	54,711,450	7.1
Internet & Catalog Retail	777,740	0.1
Internet Software & Services	7,788,976	1.0
IT Services	8,858,573	1.1
Leisure Products	412,327	0.1
Life Sciences Tools & Services	10,961,446	1.4
Machinery	27,531,519	3.6
Marine	4,625,276	0.6
Media	23,457,902	3.0
Metals & Mining	54,038,442	7.0

	Value	Percent †
Multi-Utilities	$2,945,060	0.4%
Multiline Retail	7,449,876	1.0
Oil, Gas & Consumable Fuels	48,306,693	6.3
Paper & Forest Products	8,213,089	1.1
Personal Products	10,269,940	1.3
Pharmaceuticals	78,595,782	10.2
Professional Services	8,914,299	1.2
Real Estate Investment Trusts	2,240,017	0.3
Real Estate Management & Development	13,314,123	1.7
Road & Rail	5,388,484	0.7
Semiconductors & Semiconductor Equipment	18,330,251	2.4
Software	26,687,222	3.5
Specialty Retail	14,043,232	1.8
Technology Hardware, Storage & Peripherals	5,437,973	0.7
Textiles, Apparel & Luxury Goods	13,195,195	1.7
Thrifts & Mortgage Finance	5,149,589	0.7
Tobacco	18,756,551	2.4
Trading Companies & Distributors	18,899,507	2.5
Transportation Infrastructure	1,140,516	0.1
Wireless Telecommunication Services	21,044,529	2.7

	1,042,056,349	135.1
Other Assets, Less Liabilities*	(270,659,140)	–35.1

Net Assets	$771,397,209	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes investments sold short (details on following page).

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(3,601,764)	(0.5)%
Air Freight & Logistics	(1,017,985)	(0.1)
Airlines	(230,777)	(0.0)‡
Auto Components	(2,936,267)	(0.4)
Automobiles	(562,971)	(0.1)
Banks	(10,085,401)	(1.3)
Beverages	(540,714)	(0.1)
Biotechnology	(5,718,500)	(0.7)
Building Products	(296,992)	(0.0)‡
Capital Markets	(33,454,283)	(4.3)
Chemicals	(4,066,441)	(0.5)
Commercial Services & Supplies	(6,054,182)	(0.8)
Communications Equipment	(77,534)	(0.0)‡
Construction & Engineering	(12,618,731)	(1.6)
Construction Materials	(3,220,510)	(0.4)
Consumer Finance	(919,055)	(0.1)
Containers & Packaging	(98,364)	(0.0)‡
Distributors	(329,511)	(0.0)‡
Diversified Financial Services	(2,243,967)	(0.3)
Diversified Telecommunication Services	(908,122)	(0.1)
Electrical Equipment	(2,406,378)	(0.3)
Electronic Equipment, Instruments & Components	(2,140,553)	(0.3)
Energy Equipment & Services	(12,837,007)	(1.7)
Food Products	(2,937,456)	(0.4)
Gas Utilities	(1,175,903)	(0.2)
Health Care Equipment & Supplies	(750,772)	(0.1)
Health Care Providers & Services	(1,638,001)	(0.2)
Hotels, Restaurants & Leisure	(6,813,907)	(0.9)
Household Durables	(3,561,674)	(0.5)
Independent Power & Renewable Electricity Producers	(6,191,278)	(0.8)
Industrial Conglomerates	(2,671,216)	(0.3)
Insurance	(2,705,021)	(0.4)
Internet & Catalog Retail	(6,083,295)	(0.8)
Internet Software & Services	(4,904,953)	(0.6)
IT Services	(170,790)	(0.0)‡
Leisure Products	(617,163)	(0.1)
Life Sciences Tools & Services	(3,256,669)	(0.4)
Machinery	(19,512,701)	(2.5)
Marine	(303,818)	(0.0)‡
Media	(8,710,718)	(1.1)
Metals & Mining	(19,713,821)	(2.6)
Multi-Utilities	(1,616,591)	(0.2)
Multiline Retail	(451,047)	(0.1)
Oil, Gas & Consumable Fuels	(7,407,450)	(1.0)
Paper & Forest Products	(176,003)	(0.0)‡
Personal Products	(449,922)	(0.1)
Pharmaceuticals	(9,375,990)	(1.2)
Professional Services	(2,377,122)	(0.3)

	Value	Percent †
Real Estate Investment Trusts	$(224,510)	(0.0)%‡
Real Estate Management & Development	(920,993)	(0.1)
Semiconductors & Semiconductor Equipment	(14,467,565)	(1.9)
Software	(8,273,908)	(1.1)
Specialty Retail	(11,447,611)	(1.5)
Technology Hardware, Storage & Peripherals	(944,566)	(0.1)
Textiles, Apparel & Luxury Goods	(13,616,777)	(1.8)
Trading Companies & Distributors	(3,522,393)	(0.5)
Transportation Infrastructure	(3,573,387)	(0.5)
Water Utilities	(858,408)	(0.1)
Wireless Telecommunication Services	(535,133)	(0.1)

	$(278,324,541)	(36.1)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,038,435,269) including securities on loan of $51,130,113	$1,042,056,349
Cash collateral on deposit at broker	1,988,977
Cash denominated in foreign currencies (identified cost $3,264,735)	3,312,143
Receivables:
Dividends and interest	5,802,205
Fund shares sold	1,952,884
Other assets	64,296

Total assets	1,055,176,854

Liabilities
Investments sold short (proceeds $284,533,425)	278,324,541
Payables:
Fund shares redeemed	3,018,362
Broker fees and charges on short sales	855,976
Manager (See Note 3)	684,477
Dividends on investments sold short	400,947
Variation margin on futures contracts	146,246
Investment securities purchased	116,325
Custodian	68,781
Transfer agent (See Note 3)	63,602
NYLIFE Distributors (See Note 3)	59,533
Professional fees	36,361
Shareholder communication	2,496
Trustees	59
Interest expense and fees payable	1,939

Total liabilities	283,779,645

Net assets	$771,397,209

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$96,310
Additional paid-in capital	794,082,377

794,178,687
Undistributed net investment income	2,785,243
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(34,899,162)
Net unrealized appreciation (depreciation) on investments and futures contracts	2,916,995
Net unrealized appreciation (depreciation) on investments sold short	6,208,884
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	206,562

Net assets	$771,397,209

Class A
Net assets applicable to outstanding shares	$119,944,463

Shares of beneficial interest outstanding	15,026,196

Net asset value per share outstanding	$7.98
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.44

Investor Class
Net assets applicable to outstanding shares	$5,278,008

Shares of beneficial interest outstanding	664,092

Net asset value per share outstanding	$7.95
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.41

Class C
Net assets applicable to outstanding shares	$42,409,260

Shares of beneficial interest outstanding	5,495,125

Net asset value and offering price per share outstanding	$7.72

Class I
Net assets applicable to outstanding shares	$603,765,478

Shares of beneficial interest outstanding	75,124,667

Net asset value and offering price per share outstanding	$8.04

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$14,512,129
Securities lending income	448,052
Interest	1,757

Total income	14,961,938

Expenses
Broker fees and charges on short sales	4,914,773
Manager (See Note 3)	3,981,251
Dividends on investments sold short	1,261,405
Distribution/Service—Class A (See Note 3)	140,061
Distribution/Service—Investor Class (See Note 3)	5,895
Distribution/Service—Class C (See Note 3)	200,017
Transfer agent (See Note 3)	269,850
Custodian	192,618
Professional fees	48,024
Registration	46,214
Shareholder communication	25,158
Trustees	8,002
Miscellaneous	18,061

Total expenses	11,111,329

Net investment income (loss)	3,850,609

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	3,313,228
Investments sold short	(22,269,715)
Futures transactions	(1,309,115)
Foreign currency transactions	(26,334)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(20,291,936)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	16,250,812
Investments sold short	(23,982,931)
Futures contracts	(853,250)
Translation of other assets and liabilities in foreign currencies	271,264

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(8,314,105)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(28,606,041)

Net increase (decrease) in net assets resulting from operations	$(24,755,432)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,273,366.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $53,970.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $52,860.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,850,609	$4,597,460
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(20,291,936)	(10,546,266)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(8,314,105)	(6,985,332)

Net increase (decrease) in net assets resulting from operations	(24,755,432)	(12,934,138)

Dividends and distributions to shareholders:
From net investment income:
Class A	(856,396)	(455,154)
Investor Class	(32,979)	(18,480)
Class C	(104,353)	(106,416)
Class I	(4,980,411)	(7,294,220)

	(5,974,139)	(7,874,270)

From net realized gain on investments:
Class A	—	(742,099)
Investor Class	—	(31,694)
Class C	—	(256,569)
Class I	—	(10,642,422)

	—	(11,672,784)

Total dividends and distributions to shareholders	(5,974,139)	(19,547,054)

Capital share transactions:
Net proceeds from sale of shares	231,626,130	430,844,670
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,607,652	18,959,393
Cost of shares redeemed	(134,354,292)	(127,615,522)

Increase (decrease) in net assets derived from capital share transactions	102,879,490	322,188,541

Net increase (decrease) in net assets	72,149,919	289,707,349

Net Assets
Beginning of period	699,247,290	409,539,941

End of period	$771,397,209	$699,247,290

Undistributed net investment income at end of period	$2,785,243	$4,908,773

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2016 (Unaudited)

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(24,755,432)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(591,327,423)
Investments sold	413,524,492
Purchases to cover securities sold short	(187,751,610)
Securities sold short	265,995,702
Sale of short term investments, net	4,847,390
Increase in dividends and interest receivable	(2,791,178)
Decrease in securities lending receivable	21,941
Increase in other assets	(24,229)
Decrease in investment securities purchased payable	(7,330,342)
Increase in broker fees and charges payable on short sales	171,886
Increase in dividends payable for securities sold short	345,334
Increase in professional fees payable	7,774
Increase in custodian payable	28,964
Decrease in shareholder communication payable	(14,275)
Decrease in due to Trustees	(1,530)
Increase in due to manager	61,811
Decrease in due to transfer agent	(4,152)
Increase in due to NYLIFE Distributors	6,152
Decrease in foreign capital gains tax payable	(52,860)
Increase in variation margin on futures contracts	70,736
Decrease in accrued expenses	(537)
Increase in interest expense and fees payable	474
Net change in unrealized (appreciation) depreciation on investments	(16,197,952)
Net realized (gain) loss from investments	(3,367,198)
Net change in unrealized (appreciation) depreciation on securities sold short	23,982,931
Net realized (gain) loss from securities sold short	22,269,715

Net cash used in operating activities	(102,283,416)

Cash flows from financing activities:
Proceeds from shares sold	235,863,823
Payment on shares redeemed	(131,646,656)
Cash distributions paid	(366,487)

Net cash from financing activities	103,850,680

Net increase in cash:	1,567,264
Cash at beginning of period	1,744,879

Cash at end of period	$3,312,143

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $5,607,652.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.36		$8.83	$8.94	$6.79	$6.36	$6.77

Net investment income (loss)	0.03	(a)	0.05	0.14 (a)	0.11 (a)	0.10 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	(0.35)		(0.09)	0.03	2.18	0.48	(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.32)		(0.04)	0.17	2.28	0.58	(0.27)

Less dividends and distributions:
From net investment income	(0.06)		(0.16)	(0.28)	(0.13)	(0.15)	(0.14)
From net realized gain on investments	—		(0.27)	—	—	—	—

Total dividends and distributions	(0.06)		(0.43)	(0.28)	(0.13)	(0.15)	(0.14)

Net asset value at end of period	$7.98		$8.36	$8.83	$8.94	$6.79	$6.36

Total investment return (b)	(3.82	%)(c)	(0.39%)	2.06%	34.12%	9.37%	(4.08%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	% ††	0.61%	1.58%	1.33%	1.64%	1.77%
Net expenses (excluding short sale expenses)	1.51	% ††	1.52%	1.52%	1.56%	1.58%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	3.21	% ††	3.27%	3.06%	2.84%	3.19%	2.91%
Short sale expenses	1.70	% ††	1.76%	1.54%	1.28%	1.61%	1.28%
Portfolio turnover rate	43%		110%	136%	157%	162%	157%
Net assets at end of period (in 000’s)	$119,944		$107,669	$23,074	$10,491	$394	$110

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.33		$8.80	$8.92	$6.78	$6.35	$6.77

Net investment income (loss)	0.03	(a)	0.05	0.12 (a)	0.12 (a)	0.09 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	(0.35)		(0.09)	0.04	2.15	0.48	(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.32)		(0.04)	0.16	2.26	0.57	(0.28)

Less dividends and distributions:
From net investment income	(0.06)		(0.16)	(0.28)	(0.12)	(0.14)	(0.14)
From net realized gain on investments	—		(0.27)	—	—	—	—

Total dividends and distributions	(0.06)		(0.43)	(0.28)	(0.12)	(0.14)	(0.14)

Net asset value at end of period	$7.95		$8.33	$8.80	$8.92	$6.78	$6.35

Total investment return (b)	(3.89	%)(c)	(0.49%)	1.93%	33.89%	9.26%	(4.32%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75	% ††	0.75%	1.32%	1.53%	1.43%	1.52%
Net expenses (excluding short sale expenses)	1.65	% ††	1.65%	1.67%	1.70%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.36	% ††	3.44%	3.19%	3.09%	3.37%	3.09%
Short sale expenses	1.71	% ††	1.79%	1.52%	1.30%	1.59%	1.27%
Portfolio turnover rate	43%		110%	136%	157%	162%	157%
Net assets at end of period (in 000’s)	$5,278		$4,721	$947	$496	$238	$226

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.08		$8.57	$8.73	$6.64	$6.22	$6.64

Net investment income (loss)	(0.00	)(a)‡	0.01	0.06 (a)	0.04 (a)	0.04 (a)	0.06 (a)
Net realized and unrealized gain (loss) on investments	(0.34)		(0.12)	0.04	2.14	0.47	(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.34)		(0.11)	0.10	2.17	0.51	(0.33)

Less dividends and distributions:
From net investment income	(0.02)		(0.11)	(0.26)	(0.08)	(0.09)	(0.09)
From net realized gain on investments	—		(0.27)	—	—	—	—

Total dividends and distributions	(0.02)		(0.38)	(0.26)	(0.08)	(0.09)	(0.09)

Net asset value at end of period	$7.72		$8.08	$8.57	$8.73	$6.64	$6.22

Total investment return (b)	(4.21	%)(c)	(1.19%)	1.11%	32.97%	8.41%	(5.06%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††	(0.17%)	0.66%	0.50%	0.71%	0.88%
Net expenses (excluding short sale expenses)	2.40	% ††	2.40%	2.42%	2.45%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.10	% ††	4.16%	3.97%	3.85%	4.14%	3.85%
Short sale expenses	1.70	% ††	1.76%	1.55%	1.31%	1.60%	1.28%
Portfolio turnover rate	43%		110%	136%	157%	162%	157%
Net assets at end of period (in 000’s)	$42,409		$38,434	$6,975	$1,503	$159	$121

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.42		$8.89	$8.98	$6.82	$6.38	$6.80

Net investment income (loss)	0.05	(a)	0.08	0.15 (a)	0.14 (a)	0.11 (a)	0.13 (a)
Net realized and unrealized gain (loss) on investments	(0.36)		(0.10)	0.05	2.17	0.50	(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.31)		(0.02)	0.20	2.30	0.61	(0.26)

Less dividends and distributions:
From net investment income	(0.07)		(0.18)	(0.29)	(0.14)	(0.17)	(0.16)
From net realized gain on investments	—		(0.27)	—	—	—	—

Total dividends and distributions	(0.07)		(0.45)	(0.29)	(0.14)	(0.17)	(0.16)

Net asset value at end of period	$8.04		$8.42	$8.89	$8.98	$6.82	$6.38

Total investment return (b)	(3.65	%)(c)	(0.04%)	2.25%	34.51%	9.46%	(3.87%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	% ††	0.98%	1.70%	1.78%	1.70%	1.92%
Net expenses (excluding short sale expenses)	1.26	% ††	1.27%	1.27%	1.30%	1.34%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.97	% ††	3.06%	2.80%	2.60%	2.93%	2.65%
Short sale expenses	1.71	% ††	1.79%	1.53%	1.30%	1.59%	1.27%
Portfolio turnover rate	43%		110%	136%	157%	162%	157%
Net assets at end of period (in 000’s)	$603,765		$548,422	$378,544	$250,459	$171,404	$142,717

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the 130/30 International Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the 130/30 International Fund’s name changed to MainStay International Opportunities Fund (The “Fund “).

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

36	MainStay International Opportunities Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

37

Notes to Financial Statements (Unaudited) (continued)

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into

38	MainStay International Opportunities Fund

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

39

Notes to Financial Statements (Unaudited) (continued)

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2016, the Fund had securities on loan with a value of $51,130,113 and had received non-cash collateral of $53,634,291. The Fund earned income from securities loaned in the amount of $448,052 as reflected in the Statement of Operations.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 3016:

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(704,085)	$(704,085)

Total Fair Value		$(704,085)	$(704,085)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,309,115)	$(1,309,115)

Total Realized Gain (Loss)		$(1,309,115)	$(1,309,115)

40	MainStay International Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(853,250)	$(853,250)

Total Change in Unrealized Appreciation (Depreciation)		$(853,250)	$(853,250)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Futures Contracts Long (b)	$7,106,294	$7,106,294
Futures Contracts Short	$(24,239,902)	$(24,239,902)

(b)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses did not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $3,981,251.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $17,109 and $2,987, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $935 and $10,710, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent

41

Notes to Financial Statements (Unaudited) (continued)

services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$36,796
Investor Class	4,927
Class C	41,702
Class I	186,425

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $12,366,184 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,366	$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$7,874,576
Long-Term Capital Gain	11,672,478
Total	$19,547,054

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $591,337 and $413,524, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,984,596	$47,007,227
Shares issued to shareholders in reinvestment of dividends and distributions	93,797	764,447
Shares redeemed	(3,925,912)	(30,500,024)

Net increase (decrease) in shares outstanding before conversion	2,152,481	17,271,650
Shares converted into Class A (See Note 1)	10,755	85,869
Shares converted from Class A (See Note 1)	(13,432)	(102,758)

Net increase (decrease)	2,149,804	$17,254,761

Year ended October 31, 2015:
Shares sold	12,214,940	$106,139,050
Shares issued to shareholders in reinvestment of dividends and distributions	138,763	1,122,593
Shares redeemed	(2,067,242)	(17,476,882)

Net increase (decrease) in shares outstanding before conversion	10,286,461	89,784,761
Shares converted into Class A (See Note 1)	15,927	137,757
Shares converted from Class A (See Note 1)	(38,031)	(311,840)

Net increase (decrease)	10,264,357	$89,610,678

42	MainStay International Opportunities Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	141,540	$1,095,128
Shares issued to shareholders in reinvestment of dividends and distributions	3,838	31,161
Shares redeemed	(51,064)	(391,179)

Net increase (decrease) in shares outstanding before conversion	94,314	735,110
Shares converted into Investor Class (See Note 1)	13,485	102,758
Shares converted from Investor Class (See Note 1)	(10,796)	(85,869)

Net increase (decrease)	97,003	$751,999

Year ended October 31, 2015:
Shares sold	463,252	$3,956,596
Shares issued to shareholders in reinvestment of dividends and distributions	6,205	50,070
Shares redeemed	(32,140)	(274,081)

Net increase (decrease) in shares outstanding before conversion	437,317	3,732,585
Shares converted into Investor Class (See Note 1)	38,171	311,840
Shares converted from Investor Class (See Note 1)	(15,980)	(137,757)

Net increase (decrease)	459,508	$3,906,668

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,725,410	$13,204,677
Shares issued to shareholders in reinvestment of dividends and distributions	11,661	92,236
Shares redeemed	(999,007)	(7,590,522)

Net increase (decrease)	738,064	$5,706,391

Year ended October 31, 2015:
Shares sold	4,333,997	$36,580,630
Shares issued to shareholders in reinvestment of dividends and distributions	32,665	257,072
Shares redeemed	(423,770)	(3,498,889)

Net increase (decrease)	3,942,892	$33,338,813

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	21,653,972	$170,319,098
Shares issued to shareholders in reinvestment of dividends and distributions	575,586	4,719,808
Shares redeemed	(12,236,557)	(95,872,567)

Net increase (decrease)	9,993,001	$79,166,339

Year ended October 31, 2015:
Shares sold	32,728,011	$284,168,394
Shares issued to shareholders in reinvestment of dividends and distributions	2,156,169	17,529,658
Shares redeemed	(12,319,017)	(106,365,670)

Net increase (decrease)	22,565,163	$195,332,382

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical

44	MainStay International Opportunities Fund

services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.
Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense

46	MainStay International Opportunities Fund

limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

47

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay International Opportunities Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695307 MS164-16	MSIR10-06/16 (NYLIM) NL0C4

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.16 1.42%	–5.60 –0.10%	6.44 7.65%	5.02 5.61%	1.16 1.16%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.23 1.34	–5.77 –0.29	6.26 7.46	4.87 5.47	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.81 0.97	–5.69 –1.01	6.35 6.66	4.67 4.67	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.02 0.94	–1.95 –1.02	6.66 6.66	4.67 4.67	2.05 2.05
Class I Shares	No Sales Charge		1.54	0.12	7.92	5.92	0.91
Class R1 Shares	No Sales Charge		1.46	0.02	7.81	5.81	1.01
Class R2 Shares	No Sales Charge		1.37	–0.21	7.54	5.55	1.26
Class R3 Shares[4]	No Sales Charge		1.24	–0.50	7.28	5.29	1.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[5]	3.16%	–0.18%	10.45%	7.35%
Barclays U.S. Intermediate Government/Credit Bond Index[6]	2.11	2.37	2.83	4.36
Balanced Composite Index[7]	2.90	1.09	7.58	6.58
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	–0.47	–2.91	5.65	4.70

5.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Fund has selected the Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively. The Fund has selected the Balanced Composite Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,014.20	$5.66	$1,019.20	$5.67

Investor Class Shares	$1,000.00	$1,013.40	$6.41	$1,018.50	$6.42

Class B Shares	$1,000.00	$1,009.70	$10.14	$1,014.80	$10.17

Class C Shares	$1,000.00	$1,009.40	$10.14	$1,014.80	$10.17

Class I Shares	$1,000.00	$1,015.40	$4.41	$1,020.50	$4.42

Class R1 Shares	$1,000.00	$1,014.60	$4.91	$1,020.00	$4.92

Class R2 Shares	$1,000.00	$1,013.70	$6.16	$1,018.70	$6.17

Class R3 Shares	$1,000.00	$1,012.40	$7.41	$1,017.50	$7.42

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.13% for Class A, 1.28% for Investor Class, 2.03% for Class B and Class C, 0.88% for Class I, 0.98% for Class R1, 1.23% for Class R2 and 1.48% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.625%–1.625%, due 12/31/16–2/15/26

2.	iShares Intermediate Government / Credit Bond ETF

3.	Vanguard Mid-Cap Value ETF

4.	iShares Intermediate Credit Bond ETF

5.	Federal Home Loan Mortgage Corporation, 0.75%–1.35%, due 3/8/17–10/2/19

6.	Federal National Mortgage Association, 1.00%–2.125%, due 12/28/17-4/24/26

7.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1

8.	Goldman Sachs Group, Inc. (The)

9.	Ford Motor Credit Co. LLC, 3.219%–3.336%, due 3/18/21–1/9/22

10.	Morgan Stanley

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, of New York Life Investments,1 the Fund’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Balanced Fund returned 1.42% for Class A shares, 1.34% for Investor Class shares, 0.97% for Class B shares and 0.94% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 1.54%, Class R1 shares returned 1.46%, Class R2 shares returned 1.37% and Class R3 shares returned 1.24%. For the six months ended April 30, 2016, all shares underperformed the 3.16% return of the Russell Midcap® Value Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 2.11% return of the Barclays U.S. Intermediate Government/Credit Bond Index,2 which is a secondary benchmark of the Fund. For the six months ended April 30, 2016, all share classes underperformed the 2.90% return of the Balanced Composite Index,2 which is an additional benchmark of the Fund. Over the same period, all share classes outperformed the –0.47% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, the Fund revised its benchmarks, replacing the BofA Merrill Lynch 1–10 Year U.S. Corporate and Government Index4 with the Barclays U.S. Intermediate Government/Credit Bond Index. The latter became a secondary benchmark of the Fund; it also became a component of the Balanced Composite Index, which became an additional benchmark of the Fund. For more information on these changes, see the applicable Prospectus or Summary Prospectus dated February 29, 2016.

What factors affected the Fund’s relative performance during the reporting period?

In the equity portion of the Fund, stock selection was the largest detractor from performance relative to the Russell Midcap® Value Index. Allocation effects—being overweight or underweight specific sectors as a result of the Fund’s bottom-up stock selection process—also detracted from equity performance in relation to the Index.

The fixed-income portion of the Fund had materially overweight positions relative to the Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Corporate bonds were the most significant contributors to the performance of the fixed-income portion of the Fund relative to the Barclays U.S. Intermediate Government/Credit Bond Index. (Contributions take weightings and total returns into account.)

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, telecommunication services, information technology and energy made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. In the telecommunication services sector, an overweight position relative to the Index and strong stock selection benefited the Fund’s relative performance. An overweight position relative to the Russell Midcap® Value Index in the underperforming information technology sector was compensated for by strong stock selection, while the Fund’s position in the energy sector benefited primarily from positive stock selection.

The sectors in the equity portion of the Fund that detracted the most from relative performance were consumer discretionary, financials and utilities. The underperformance of the Fund’s positions in the consumer discretionary and financials sectors mainly resulted from unfavorable stock selection. The equity portion of the Fund held an underweight position relative to the benchmark in the utilities sector, which performed positively, detracting from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributor to absolute performance in the equity portion of the Fund was meat and food producer Tyson Foods, which benefited from strong earnings prompted by growing demand and lower feed prices. This was followed by Newmont Mining, a beneficiary of recovering commodity prices and effective cost-cutting measures. Graphic design technology maker NVIDIA also made a strong contribution, as the company experienced strong growth across its video game, automotive and personal computing segments.

The most substantial detractor from absolute performance in the equity portion of the Fund was Lincoln National, a financial company providing life insurance and annuity solutions. Lincoln National posted weaker earnings as a result of higher claims

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9

and poor investment performance. Shares of oil refiner Tesoro declined on a combination of rising oil prices and declining margins on refined products, as well as an unplanned shutdown of a West Coast facility. CIT Group, which provides commercial financing solutions to the air and rail markets, was pressured by a combination of deteriorating business fundamentals and uncertainty over corporate strategy, which we believed could include spinning off the company’s aircraft leasing business.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund entered into new positions in toymaker Mattel and consumer banking company Synchrony Financial. Both companies were viewed as attractive within the Fund’s investment process. Mattel showed improving investor sentiment and earnings, while Synchrony looked attractive from an earnings and a valuation perspective.

The equity portion of the Fund exited positions in leisure company Royal Caribbean and agricultural producer and food marketer Bunge Limited. Both companies were viewed as unattractive within the Fund’s investment process because of poor price trends and deteriorating earnings trends.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund modestly increased its weightings relative to the Russell Midcap® Value Index in industrials and energy. Over the same period, the equity portion of the Fund modestly reduced its relative weightings in financials and health care.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2016, the equity portion of the Fund was most substantially overweight relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the most substantially underweight positions relative to the Index in the equity portion of the Fund were in the financials and utilities sectors.

What was the duration5 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained a duration that was relatively close to the duration of the Barclays U.S. Intermediate Government/Credit Bond Index. As of April 30, 2016, the effective duration of the fixed-income portion of the Fund was 3.96 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

The financial markets were very volatile during the reporting period. The Fund maintained overweight positions relative to the Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. In corporate bonds, the Fund added to its position when risk premiums increased. Specifically during February 2016, when credit spreads6 were approaching their widest trading levels of the year, the Fund increased its allocation to risk assets.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Barclays U.S. Intermediate Government/Credit Bond Index in consumer-related sectors. Specifically, the fixed-income portion of the Fund had overweight positions in the consumer cyclical and consumer noncyclical sectors, which were among the best-performing corporate sectors. Other overweight market segments that benefited the performance of the fixed-income portion of the Fund included banks, insurance and communications. Allocations that detracted from the performance of the fixed-income portion of the Fund included basic materials and transportation.

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

Throughout the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. These overweight positions varied across the reporting period from approximately 3% to 14% of the credit positions in the Fund. The largest overweight position in the fixed-income portion of the Fund was in corporate bonds, where the Fund held a substantially overweight position in the banking sector. The fixed-income portion of the Fund continued to favor this sector for its favorable credit profile. The fixed-income portion of the Fund also favored the consumer cyclical and consumer noncyclical sectors. In our view, the consumer sector could be in a strong position for the foreseeable future.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

10	MainStay Balanced Fund

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2016, the fixed-income portion of the Fund maintained a duration that was relatively flat relative to the Barclays U.S. Intermediate Government/Credit Bond Index. As of

the same date, the largest and most substantially overweight position in the fixed-income portion of the Fund was in corporate bonds. As of April 30, 2016, the fixed-income portion of the Fund also held overweight positions in commercial mortgage-backed securities and asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 33.7%† Asset-Backed Securities 1.9%
Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.889%, due 1/7/25 (a)(b)	$196,141	$196,031
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (b)	400,000	400,036

		596,067

Other ABS 1.8%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 2.164%, due 7/20/26 (a)(b)	500,000	495,830
Apidos CLO XIV Series 2013-14A, Class A 1.772%, due 4/15/25 (a)(b)	1,250,000	1,233,700
Ares XXVII CLO, Ltd. Series 2013-2A, Class A1 1.871%, due 7/28/25 (a)(b)	587,000	581,424
Babson CLO, Ltd. Series 2013-IA, Class A 1.724%, due 4/20/25 (a)(b)	1,300,000	1,282,684
Carlyle Global Market Strategies CLO, Ltd. Series 2014-2A, Class A 1.832%, due 5/15/25 (a)(b)	800,000	793,976
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class A1 2.119%, due 10/23/26 (a)(b)	588,000	581,855
Dryden XXXI Senior Loan Fund Series 2014-31A, Class A 1.971%, due 4/18/26 (a)(b)	820,000	816,285
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 2.102%, due 7/15/26 (a)(b)	600,000	594,780
Highbridge Loan Management, Ltd. Series 6A-2015, Class A 1.784%, due 5/5/27 (a)(b)	600,000	597,059
Jamestown CLO III, Ltd. Series 2013-3A, Class A1A 2.072%, due 1/15/26 (a)(b)	1,100,000	1,077,670
Magnetite XII, Ltd. Series 2015-12A, Class A 2.122%, due 4/15/27 (a)(b)	1,100,000	1,098,834
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1 2.042%, due 7/15/27 (a)(b)	1,000,000	990,784

	Principal Amount	Value
Other ABS (continued)
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.814%, due 11/18/26 (a)(b)	$1,150,000	$1,139,696
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.868%, due 2/20/25 (a)(b)	780,000	773,245
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.792%, due 4/15/25 (a)(b)	800,000	784,264
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (b)	200,000	199,883
Voya CLO, Ltd. Series 2014-2A, Class A1 2.069%, due 7/17/26 (a)(b)	1,000,000	995,250

		14,037,219

Total Asset-Backed Securities (Cost $14,734,556)		14,633,286

Corporate Bonds 14.9%
Aerospace & Defense 0.0%‡
BAE Systems PLC 3.50%, due 10/11/16 (b)	350,000	353,777

Auto Manufacturers 1.1%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	1,000,000	1,017,408
3.875%, due 9/15/21 (b)	500,000	538,242
♦Ford Motor Credit Co. LLC
3.219%, due 1/9/22	2,400,000	2,474,623
3.336%, due 3/18/21	2,200,000	2,278,459
General Motors Financial Co., Inc.
3.10%, due 1/15/19	350,000	358,655
4.375%, due 9/25/21	1,000,000	1,057,419
Toyota Motor Credit Corp. 1.20%, due 4/6/18	675,000	675,682

		8,400,488

Banks 4.5%
Bank of America Corp.
2.625%, due 4/19/21	1,500,000	1,510,005
4.45%, due 3/3/26	1,000,000	1,034,755
Bank of America N.A. 2.05%, due 12/7/18	800,000	808,212
Bank of New York Mellon Corp. (The) 2.60%, due 8/17/20	1,150,000	1,185,574

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc.
2.70%, due 3/30/21	$1,250,000	$1,265,688
4.60%, due 3/9/26	1,340,000	1,392,428
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,500,000	1,568,772
Discover Bank 3.10%, due 6/4/20	1,210,000	1,232,663
Fifth Third Bancorp 4.30%, due 1/16/24	1,500,000	1,582,840
♦Goldman Sachs Group, Inc. (The)
2.625%, due 4/25/21	1,500,000	1,508,343
2.875%, due 2/25/21	1,100,000	1,117,657
4.25%, due 10/21/25	750,000	765,802
5.375%, due 3/15/20	450,000	500,155
6.00%, due 6/15/20	175,000	199,327
HBOS PLC 6.75%, due 5/21/18 (b)	2,400,000	2,598,259
HSBC Bank USA N.A. 6.00%, due 8/9/17	950,000	996,461
Huntington National Bank (The)
2.20%, due 11/6/18	675,000	680,059
2.875%, due 8/20/20	750,000	756,045
JPMorgan Chase & Co. 3.875%, due 9/10/24	3,300,000	3,409,817
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	199,699
3.875%, due 5/4/17	400,000	410,240
Manufacturers & Traders Trust Co. 2.30%, due 1/30/19	500,000	508,008
Mizuho Financial Group, Inc. 2.632%, due 4/12/21 (b)	700,000	700,370
♦Morgan Stanley
4.35%, due 9/8/26	1,750,000	1,808,312
5.50%, due 1/26/20	1,130,000	1,255,774
5.625%, due 9/23/19	600,000	667,818
Nordea Bank AB 4.25%, due 9/21/22 (b)	2,750,000	2,863,336
PNC Bank NA 2.30%, due 6/1/20	250,000	253,253
Santander UK PLC 5.00%, due 11/7/23 (b)	700,000	727,544
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (b)	1,600,000	1,643,451
Wells Fargo & Co. 4.10%, due 6/3/26	550,000	578,580

		35,729,247

	Principal Amount	Value
Beverages 0.3%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	$1,250,000	$1,283,804
3.65%, due 2/1/26	1,400,000	1,475,733

		2,759,537

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,600,000	1,663,291
Masco Corp.
3.50%, due 4/1/21	950,000	964,250
4.375%, due 4/1/26	800,000	824,000

		3,451,541

Chemicals 0.5%
Airgas, Inc. 2.375%, due 2/15/20	750,000	757,640
Albemarle Corp. 3.00%, due 12/1/19	875,000	881,119
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	1,039,781
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,080,774
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	500,000	490,000

		4,249,314

Computers 0.3%
Apple, Inc. 3.25%, due 2/23/26	1,000,000	1,046,165
Hewlett-Packard Enterprise Co. 3.60%, due 10/15/20 (b)	1,250,000	1,296,591

		2,342,756

Electric 0.8%
Arizona Public Service Co. 2.20%, due 1/15/20	650,000	658,551
ENGIE S.A. 1.625%, due 10/10/17 (b)	450,000	450,387
Entergy Corp. 4.00%, due 7/15/22	1,025,000	1,092,394
Exelon Corp. 2.85%, due 6/15/20	825,000	841,913
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	1,850,000	1,961,834
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	228,792
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,146,245
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	325,000	326,879

		6,706,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	$400,000	$409,776

Finance—Credit Card 0.4%
American Express Credit Corp. 1.189%, due 3/18/19 (a)	725,000	716,749
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,540,000	1,548,288
Discover Financial Services
3.85%, due 11/21/22	525,000	531,632
5.20%, due 4/27/22	75,000	81,124
Visa, Inc. 3.15%, due 12/14/25	500,000	524,219

		3,402,012

Finance—Other Services 0.1%
Intercontinental Exchange, Inc. 2.75%, due 12/1/20	825,000	849,740

Food 0.1%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	250,787
4.625%, due 11/1/20	650,000	705,839

		956,626

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	201,568

Health Care—Products 0.3%
Becton Dickinson and Co. 3.734%, due 12/15/24	675,000	718,552
Stryker Corp. 2.625%, due 3/15/21	1,200,000	1,232,753
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	825,000	836,148

		2,787,453

Home Furnishing 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	525,000	526,142

Insurance 1.0%
American International Group, Inc. 3.30%, due 3/1/21	975,000	1,005,160
Assurant, Inc. 2.50%, due 3/15/18	850,000	850,840
Berkshire Hathaway, Inc. 2.75%, due 3/15/23	1,500,000	1,547,140
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	1,000,000	1,053,579

	Principal Amount	Value
Insurance (continued)
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	$1,450,000	$1,597,276
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	500,000	501,596
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	535,053
Voya Financial, Inc. 2.90%, due 2/15/18	1,100,000	1,118,803

		8,209,447

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	328,502
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	555,473

		883,975

Media 0.4%
CCO Safari II LLC 4.908%, due 7/23/25 (b)	2,600,000	2,802,922

Mining 0.2%
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	1,000,000	1,025,045
Yamana Gold, Inc. 4.95%, due 7/15/24	625,000	574,869

		1,599,914

Miscellaneous—Manufacturing 0.1%
General Electric Co.
4.375%, due 9/16/20	151,000	168,140
6.00%, due 8/7/19	215,000	247,000

		415,140

Oil & Gas 1.0%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,000,000	1,043,081
BP Capital Markets PLC
1.846%, due 5/5/17	225,000	226,602
3.062%, due 3/17/22	1,000,000	1,031,435
Exxon Mobil Corp. 2.222%, due 3/1/21	1,050,000	1,069,713
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,050,000	1,084,414
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,144,571
Petroleos Mexicanos
3.125%, due 1/23/19	300,000	299,250
3.50%, due 1/30/23	300,000	278,625
Shell International Finance B.V. 3.25%, due 5/11/25	1,500,000	1,551,462

		7,729,153

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.3%
Halliburton Co.
2.70%, due 11/15/20	$325,000	$329,379
3.80%, due 11/15/25	550,000	567,229
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (b)	1,250,000	1,285,461

		2,182,069

Pharmaceuticals 0.5%
Actavis Funding SCS
3.00%, due 3/12/20	1,600,000	1,634,302
3.80%, due 3/15/25	375,000	385,001
AstraZeneca PLC 2.375%, due 11/16/20	575,000	587,698
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (b)	1,300,000	1,337,417

		3,944,418

Pipelines 0.8%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	950,000	938,756
Kinder Morgan, Inc. 3.05%, due 12/1/19	1,850,000	1,839,594
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	975,000	928,071
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	800,000	901,065
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	430,486
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	525,000	497,558
TransCanada Pipelines, Ltd. 1.625%, due 11/9/17	800,000	800,250

		6,335,780

Real Estate Investment Trusts 0.4%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,577,889
DDR Corp. 4.75%, due 4/15/18	800,000	839,263
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	366,337
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	291,866

		3,075,355

Retail 0.2%
Home Depot, Inc. (The)
3.00%, due 4/1/26	725,000	758,174
4.40%, due 4/1/21	500,000	560,602

		1,318,776

	Principal Amount	Value
Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	$500,000	$542,735

Sovereign 0.0%‡
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	200,221

Telecommunications 0.7%
AT&T, Inc.
4.125%, due 2/17/26	1,500,000	1,609,484
4.45%, due 4/1/24	900,000	980,539
Orange S.A. 2.75%, due 2/6/19	475,000	489,261
Telefonica Emisiones SAU 3.192%, due 4/27/18	1,000,000	1,029,612
Verizon Communications, Inc. 5.15%, due 9/15/23	1,500,000	1,725,140

		5,834,036

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	443,803

Total Corporate Bonds (Cost $115,402,129)		118,644,716

Foreign Government Bonds 0.1%
Sovereign 0.1%
Poland Government International Bond 5.00%, due 3/23/22	150,000	167,812
Russian Federation 3.50%, due 1/16/19 (b)	600,000	606,690
Turkey Government International Bond 6.75%, due 4/3/18	275,000	296,440

Total Foreign Government Bonds (Cost $1,036,690)		1,070,942

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.583%, due 8/15/26 (a)(b)	289,375	289,176
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	217,672
COMM Mortgage Trust
Series 2013-THL, Class A2 1.489%, due 6/8/30 (a)(b)	800,000	800,000
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	617,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	$400,000	$423,520
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	600,000	618,615
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	385,610	387,431
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	199,396	199,144
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	552,674	556,781
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	513,817
Series 2013-C12, Class A4 4.259%, due 10/15/46	600,000	671,694
Morgan Stanley Capital I Trust Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	474,639	480,595
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	94,738	96,282
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	105,017

Total Mortgage-Backed Securities (Cost $6,062,798)		5,977,287

U.S. Government & Federal Agencies 16.0%
♦Federal Home Loan Mortgage Corporation 1.1%
0.75%, due 4/9/18	1,000,000	998,657
1.00%, due 3/8/17	1,200,000	1,203,758
1.00%, due 9/27/17	225,000	225,855
1.125%, due 5/25/18	600,000	600,016
1.125%, due 4/15/19	850,000	852,643
1.20%, due 6/12/18	650,000	649,797
1.20%, due 8/24/18	700,000	699,550
1.25%, due 1/29/19	1,000,000	999,653
1.25%, due 10/2/19	775,000	778,859
1.30%, due 4/29/19	850,000	849,379
1.35%, due 2/26/19	500,000	499,897

		8,358,064

	Principal Amount	Value
♦Federal National Mortgage Association 1.0%
1.00%, due 12/28/17	$300,000	$299,951
1.00%, due 2/15/18	650,000	650,003
1.375%, due 2/26/21	2,600,000	2,600,349
1.50%, due 11/30/20	1,000,000	1,006,224
1.75%, due 9/12/19	650,000	664,027
1.75%, due 11/26/19	1,500,000	1,531,788
2.125%, due 4/24/26	1,200,000	1,197,677

		7,950,019

♦United States Treasury Notes 13.9%
0.625%, due 12/31/16	8,050,000	8,055,345
0.75%, due 4/30/18	42,000,000	41,978,664
0.875%, due 4/30/17	600,000	601,711
0.875%, due 4/15/19	22,500,000	22,469,243
1.00%, due 3/15/19	9,950,000	9,975,263
1.25%, due 3/31/21	550,000	549,162
1.375%, due 4/30/21	17,700,000	17,780,199
1.625%, due 11/15/22	5,600	5,627
1.625%, due 4/30/23	7,700,000	7,713,234
1.625%, due 2/15/26	1,560,000	1,532,943

		110,661,391

Total U.S. Government & Federal Agencies (Cost $126,873,320)		126,969,474

Total Long-Term Bonds (Cost $264,109,493)		267,295,705

	Shares
Common Stocks 58.4%
Aerospace & Defense 1.1%
General Dynamics Corp.	6,887	967,761
L-3 Communications Holdings, Inc.	13,279	1,746,587
Lockheed Martin Corp.	4,822	1,120,536
Northrop Grumman Corp.	4,742	978,085
Orbital ATK, Inc.	3,244	282,228
Raytheon Co.	8,632	1,090,653
Spirit AeroSystems Holdings, Inc. Class A (c)	38,670	1,823,291
United Technologies Corp.	10,341	1,079,290

		9,088,431

Agriculture 0.4%
Altria Group, Inc.	18,116	1,136,054
Archer-Daniels-Midland Co.	32,124	1,283,033
Philip Morris International, Inc.	11,307	1,109,443

		3,528,530

Airlines 0.4%
Copa Holdings S.A. Class A	22,416	1,429,020
JetBlue Airways Corp. (c)	105,073	2,079,395

		3,508,415

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Apparel 0.0%‡
Ralph Lauren Corp.	270	$25,167

Auto Manufacturers 0.3%
Ford Motor Co.	90,256	1,223,871
General Motors Co.	33,381	1,061,516

		2,285,387

Auto Parts & Equipment 0.6%
Allison Transmission Holdings, Inc.	2,223	64,045
Goodyear Tire & Rubber Co. (The)	82,430	2,387,997
Johnson Controls, Inc.	22,811	944,375
Lear Corp.	13,696	1,576,821

		4,973,238

Banks 3.1%
Bank of America Corp.	73,172	1,065,384
Bank of New York Mellon Corp. (The)	30,269	1,218,025
BankUnited, Inc.	14,303	493,453
BB&T Corp.	31,026	1,097,700
Capital One Financial Corp.	12,692	918,774
Citigroup, Inc.	23,396	1,082,767
Citizens Financial Group, Inc.	5,759	131,593
Commerce Bancshares, Inc.	38,566	1,805,660
Fifth Third Bancorp	125,502	2,297,942
♦Goldman Sachs Group, Inc. (The)	5,737	941,499
JPMorgan Chase & Co.	19,370	1,224,184
KeyCorp	76,723	942,926
M&T Bank Corp.	1,470	173,930
♦Morgan Stanley	34,795	941,553
Northern Trust Corp.	6,381	453,561
PNC Financial Services Group, Inc.	10,838	951,360
Regions Financial Corp.	80,847	758,345
State Street Corp.	17,817	1,109,999
SunTrust Banks, Inc.	100,427	4,191,823
SVB Financial Group (c)	7,771	810,360
U.S. Bancorp	22,286	951,389
Wells Fargo & Co.	18,951	947,171
Zions Bancorp.	4,861	133,775

		24,643,173

Beverages 0.2%
Molson Coors Brewing Co. Class B	12,392	1,185,047

Building Materials 0.3%
Owens Corning	48,029	2,212,696

Chemicals 1.4%
Air Products & Chemicals, Inc.	7,349	1,072,146
Cabot Corp.	42,710	2,083,821
Celanese Corp. Series A	4,633	327,553

	Shares	Value
Chemicals (continued)
Chemours Co. (The)	113,451	$1,034,673
Dow Chemical Co. (The)	23,701	1,246,910
E.I. du Pont de Nemours & Co.	14,571	960,375
Eastman Chemical Co.	13,880	1,060,154
Huntsman Corp.	70,961	1,116,926
Mosaic Co. (The)	6,195	173,398
Praxair, Inc.	9,173	1,077,460
Westlake Chemical Corp.	24,212	1,215,200

		11,368,616

Commercial Services 1.2%
Aramark	46,140	1,546,151
Automatic Data Processing, Inc.	10,615	938,791
ManpowerGroup, Inc.	28,102	2,164,697
Nielsen Holdings PLC	5,983	311,954
Quanta Services, Inc. (c)	90,062	2,136,271
R.R. Donnelley & Sons Co.	114,658	1,995,049

		9,092,913

Computers 2.0%
Amdocs, Ltd.	30,959	1,750,422
Brocade Communications Systems, Inc.	215,240	2,068,456
Computer Sciences Corp.	14,571	482,737
CSRA, Inc.	14,601	379,042
EMC Corp.	46,596	1,216,622
Hewlett Packard Enterprise Co.	54,325	905,055
HP, Inc.	86,598	1,062,557
International Business Machines Corp.	8,251	1,204,151
Leidos Holdings, Inc.	37,393	1,855,067
NCR Corp. (c)	72,242	2,101,520
SanDisk Corp.	21,840	1,640,839
Teradata Corp. (c)	37,158	940,097

		15,606,565

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	13,750	975,150
Procter & Gamble Co. (The)	13,492	1,080,979

		2,056,129

Distribution & Wholesale 0.4%
Fossil Group, Inc. (c)	21,263	861,151
Ingram Micro, Inc. Class A	31,795	1,111,235
WESCO International, Inc. (c)	18,602	1,093,612

		3,065,998

Diversified Financial Services 0.1%
Raymond James Financial, Inc.	9,299	485,129

Electric 4.0%
AES Corp.	56,468	630,183
Ameren Corp.	54,549	2,618,352
American Electric Power Co., Inc.	17,511	1,111,948
AVANGRID, Inc.	27,153	1,088,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric (continued)
CMS Energy Corp.	33,440	$1,360,339
Consolidated Edison, Inc.	30,865	2,302,529
Dominion Resources, Inc.	13,645	975,208
Duke Energy Corp.	14,281	1,125,057
Edison International	59,306	4,193,527
Entergy Corp.	39,803	2,992,390
Eversource Energy	2,450	138,278
Exelon Corp.	36,930	1,295,874
Great Plains Energy, Inc.	18,413	575,038
MDU Resources Group, Inc.	110,867	2,223,992
NextEra Energy, Inc.	9,655	1,135,235
PG&E Corp.	19,255	1,120,641
Pinnacle West Capital Corp.	310	22,521
PPL Corp.	35,672	1,342,694
Public Service Enterprise Group, Inc.	59,335	2,737,124
SCANA Corp.	12,217	839,186
Southern Co. (The)	22,277	1,116,078
WEC Energy Group, Inc.	2,767	161,067
Westar Energy, Inc.	4,324	223,162
Xcel Energy, Inc.	19,265	771,178

		32,100,436

Electrical Components & Equipment 0.4%
Emerson Electric Co.	19,761	1,079,543
Energizer Holdings, Inc.	48,401	2,104,960

		3,184,503

Electronics 0.6%
Arrow Electronics, Inc. (c)	37,564	2,332,724
Corning, Inc.	59,230	1,105,824
Jabil Circuit, Inc.	57,121	991,621

		4,430,169

Engineering & Construction 0.0%‡
AECOM (c)	61	1,982
Fluor Corp.	6,325	345,724

		347,706

Entertainment 0.5%
Dolby Laboratories, Inc. Class A	44,726	2,129,405
Gaming and Leisure Properties, Inc.	5,619	184,247
International Game Technology PLC	92,901	1,610,903

		3,924,555

Environmental Controls 0.4%
Clean Harbors, Inc. (c)	19,772	976,737
Republic Services, Inc.	18,157	854,650
Waste Management, Inc.	21,862	1,285,267

		3,116,654

Finance—Consumer Loans 0.5%
SLM Corp. (c)	128,795	871,942

	Shares	Value
Finance—Consumer Loans (continued)
Synchrony Financial (c)	87,624	$2,678,666

		3,550,608

Finance—Credit Card 0.3%
American Express Co.	16,616	1,087,185
Discover Financial Services	19,344	1,088,487

		2,175,672

Finance—Investment Banker/Broker 0.2%
Charles Schwab Corp. (The)	32,561	925,058
E*TRADE Financial Corp. (c)	28,340	713,601

		1,638,659

Finance—Mortgage Loan/Banker 0.2%
CoreLogic, Inc. (c)	27,995	993,263
FNF Group	8,480	270,512

		1,263,775

Finance—Other Services 0.5%
CME Group, Inc.	10,193	936,839
Intercontinental Exchange, Inc.	3,408	818,022
Nasdaq, Inc.	39,282	2,424,092

		4,178,953

Food 1.8%
Campbell Soup Co.	34,131	2,106,224
ConAgra Foods, Inc.	1,228	54,720
Flowers Foods, Inc.	903	17,301
Ingredion, Inc.	23,018	2,649,142
J.M. Smucker Co. (The)	7,231	918,192
Mondelez International, Inc. Class A	22,638	972,528
Pilgrim’s Pride Corp. (c)	78,216	2,104,793
Pinnacle Foods, Inc.	5,406	230,242
Sysco Corp.	37,354	1,720,899
Tyson Foods, Inc. Class A	56,289	3,704,942

		14,478,983

Forest Products & Paper 0.1%
Domtar Corp.	27,294	1,054,640

Gas 1.3%
Atmos Energy Corp.	25,602	1,857,425
CenterPoint Energy, Inc.	94,841	2,034,339
NiSource, Inc.	33,312	756,515
Sempra Energy	8,868	916,508
UGI Corp.	62,032	2,496,168
Vectren Corp.	44,355	2,166,742

		10,227,697

Hand & Machine Tools 0.4%
Kennametal, Inc.	64,671	1,512,008
Regal Beloit Corp.	22,590	1,455,248

		2,967,256

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Products 1.2%
Abbott Laboratories	21,616	$840,862
Alere, Inc. (c)	33,234	1,296,126
Baxter International, Inc.	28,644	1,266,638
Boston Scientific Corp. (c)	37,738	827,217
Danaher Corp.	11,358	1,098,886
DENTSPLY SIRONA, Inc.	487	29,025
Medtronic PLC	13,884	1,098,919
Stryker Corp.	8,676	945,771
Teleflex, Inc.	6,998	1,090,148
Thermo Fisher Scientific, Inc.	6,436	928,393
Zimmer Biomet Holdings, Inc.	832	96,321

		9,518,306

Health Care—Services 1.2%
Aetna, Inc.	10,893	1,222,957
Anthem, Inc.	8,442	1,188,380
Centene Corp. (c)	32,711	2,026,774
HCA Holdings, Inc. (c)	15,357	1,238,081
Humana, Inc.	5,467	968,042
LifePoint Health, Inc. (c)	26,909	1,817,972
UnitedHealth Group, Inc.	9,265	1,220,015

		9,682,221

Home Builders 0.3%
D.R. Horton, Inc.	74,255	2,232,105

Home Furnishing 0.3%
Whirlpool Corp.	15,175	2,642,575

Household Products & Wares 0.2%
Avery Dennison Corp.	3,861	280,347
Kimberly-Clark Corp.	8,275	1,035,947

		1,316,294

Housewares 0.2%
Tupperware Brands Corp.	30,357	1,762,831

Insurance 5.1%
Aflac, Inc.	18,278	1,260,634
Alleghany Corp. (c)	1,818	947,687
Allstate Corp. (The)	18,822	1,224,371
American Financial Group, Inc.	3,229	223,156
American International Group, Inc.	22,189	1,238,590
American National Insurance Co.	14,689	1,705,687
AmTrust Financial Services, Inc.	76,265	1,895,185
Arthur J. Gallagher & Co.	4,231	194,795
Aspen Insurance Holdings, Ltd.	43,460	2,014,371
Assured Guaranty, Ltd.	83,554	2,161,542
Axis Capital Holdings, Ltd.	17,743	945,170
Berkshire Hathaway, Inc. Class B (c)	8,504	1,237,162

	Shares	Value
Insurance (continued)
Chubb, Ltd.	8,033	$946,769
Cincinnati Financial Corp.	5,536	365,431
Endurance Specialty Holdings, Ltd.	8,800	563,024
Everest Re Group, Ltd.	13,702	2,533,500
Hanover Insurance Group, Inc. (The)	24,001	2,058,326
Hartford Financial Services Group, Inc. (The)	81,490	3,616,526
Lincoln National Corp.	12,072	524,528
Marsh & McLennan Cos., Inc.	17,503	1,105,315
MetLife, Inc.	26,712	1,204,711
Old Republic International Corp.	91,662	1,694,830
Principal Financial Group, Inc.	973	41,528
Progressive Corp. (The)	113,494	3,699,905
Prudential Financial, Inc.	15,675	1,217,007
Reinsurance Group of America, Inc.	11,788	1,122,453
RenaissanceRe Holdings, Ltd.	4,420	490,222
Travelers Cos., Inc. (The)	11,324	1,244,508
Validus Holdings, Ltd.	45,057	2,076,677
W.R. Berkley Corp.	11,393	638,008
XL Group PLC	6,225	203,744

		40,395,362

Internet 0.2%
Expedia, Inc.	5,250	607,793
Yahoo!, Inc. (c)	25,179	921,551

		1,529,344

Investment Management/Advisory Services 0.2%
BlackRock, Inc.	2,604	927,883
Franklin Resources, Inc.	26,893	1,004,185

		1,932,068

Iron & Steel 0.8%
Nucor Corp.	52,519	2,614,396
Reliance Steel & Aluminum Co.	10,373	767,291
Steel Dynamics, Inc.	81,175	2,046,422
United States Steel Corp.	54,974	1,050,553

		6,478,662

Leisure Time 0.4%
Brunswick Corp.	38,431	1,845,841
Carnival Corp.	25,050	1,228,702

		3,074,543

Lodging 0.1%
MGM Resorts International (c)	42,151	897,816

Machinery—Construction & Mining 0.3%
Caterpillar, Inc.	13,859	1,077,121
Joy Global, Inc.	58,752	1,251,418

		2,328,539

Machinery—Diversified 0.7%
AGCO Corp.	41,511	2,219,593
BWX Technologies, Inc.	43,802	1,462,549

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Machinery—Diversified (continued)
Cummins, Inc.	10,699	$1,252,104
Deere & Co.	11,455	963,480

		5,897,726

Media 0.8%
Comcast Corp. Class A	20,216	1,228,324
DISH Network Corp. Class A (c)	22,666	1,117,207
John Wiley & Sons, Inc. Class A	4,303	213,386
Thomson Reuters Corp.	26,840	1,103,929
Time Warner, Inc.	12,572	944,660
Twenty-First Century Fox, Inc. Class A	31,273	946,321
Class B	36,233	1,091,338

		6,645,165

Metal Fabricate & Hardware 0.5%
Timken Co. (The)	59,173	2,108,334
Valmont Industries, Inc.	15,684	2,201,720

		4,310,054

Mining 0.6%
Freeport-McMoRan, Inc.	16,883	236,362
Newmont Mining Corp.	85,538	2,991,264
Southern Copper Corp.	37,764	1,120,458

		4,348,084

Miscellaneous—Manufacturing 0.7%
Carlisle Cos., Inc.	16,966	1,728,836
Dover Corp.	507	33,310
Eaton Corp. PLC	19,822	1,254,138
General Electric Co.	35,192	1,082,154
Trinity Industries, Inc.	71,124	1,387,629

		5,486,067

Office Equipment/Supplies 0.5%
Pitney Bowes, Inc.	95,390	2,000,328
Xerox Corp.	186,203	1,787,549

		3,787,877

Oil & Gas 4.6%
Anadarko Petroleum Corp.	18,958	1,000,224
Antero Resources Corp. (c)	9,249	261,747
Apache Corp.	17,315	941,936
California Resources Corp.	237,952	523,494
Chesapeake Energy Corp. (c)	81,350	558,874
Chevron Corp.	12,149	1,241,385
Cimarex Energy Co.	6,805	740,928
Cobalt International Energy, Inc. (c)	34,634	111,868
Concho Resources, Inc. (c)	10,621	1,233,842
ConocoPhillips	23,583	1,127,032
Continental Resources, Inc. (c)	2,837	105,707
CVR Energy, Inc.	585	14,204
Denbury Resources, Inc.	183,928	709,962
Devon Energy Corp.	32,132	1,114,338

	Shares	Value
Oil & Gas (continued)
Diamondback Energy, Inc. (c)	3,510	$303,896
Energen Corp.	1,348	57,277
EOG Resources, Inc.	11,982	989,953
EP Energy Corp. Class A (c)	23,554	115,650
EQT Corp.	11,244	788,204
Exxon Mobil Corp.	12,561	1,110,392
Gulfport Energy Corp. (c)	1,330	41,629
Helmerich & Payne, Inc.	1,748	115,578
Hess Corp.	30,664	1,828,188
HollyFrontier Corp.	13,342	474,975
Kosmos Energy, Ltd. (c)	33,539	217,333
Laredo Petroleum, Inc. (c)	9,319	113,505
Marathon Oil Corp.	60,539	852,995
Marathon Petroleum Corp.	30,254	1,182,326
Murphy Oil Corp.	30,463	1,088,748
Newfield Exploration Co. (c)	28,350	1,027,687
Noble Corp. PLC	32,547	365,503
Noble Energy, Inc.	55,005	1,986,231
Occidental Petroleum Corp.	12,710	974,221
Patterson-UTI Energy, Inc.	114,104	2,253,554
PBF Energy, Inc. Class A	52,808	1,699,361
Phillips 66	14,095	1,157,340
Pioneer Natural Resources Co.	14,792	2,456,951
QEP Resources, Inc.	28,168	505,052
Range Resources Corp.	7,503	330,957
Rice Energy, Inc. (c)	8,439	146,079
SM Energy Co.	22,585	703,749
Southwestern Energy Co. (c)	35,220	473,005
Tesoro Corp.	14,882	1,185,947
Valero Energy Corp.	20,313	1,195,826
Whiting Petroleum Corp. (c)	18,430	221,160
WPX Energy, Inc. (c)	47,091	454,899

		36,103,712

Oil & Gas Services 0.6%
Baker Hughes, Inc.	20,315	982,433
Halliburton Co.	23,519	971,570
RPC, Inc.	116,794	1,765,925
Schlumberger, Ltd.	11,816	949,298
Targa Resources Corp.	7,721	312,392

		4,981,618

Pharmaceuticals 1.4%
Allergan PLC (c)	4,168	902,622
Baxalta, Inc.	23,089	968,584
Cardinal Health, Inc.	14,190	1,113,347
Express Scripts Holding Co. (c)	16,800	1,238,664
Herbalife, Ltd. (c)	30,581	1,772,169
Johnson & Johnson	9,599	1,075,856
Mallinckrodt PLC (c)	11,037	690,033
Merck & Co., Inc.	19,262	1,056,328
Mylan N.V. (c)	25,245	1,052,969

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Perrigo Co. PLC	5,130	$495,917
Pfizer, Inc.	28,535	933,380

		11,299,869

Pipelines 0.4%
Columbia Pipeline Group, Inc.	42,041	1,077,091
Kinder Morgan, Inc.	52,249	927,942
Spectra Energy Corp.	30,716	960,489

		2,965,522

Real Estate 0.1%
Realogy Holdings Corp. (c)	30,362	1,085,138

Real Estate Investment Trusts 5.6%
American Campus Communities, Inc.	17,459	781,290
Annaly Capital Management, Inc.	6,006	62,583
Apartment Investment & Management Co. Class A	40,082	1,605,685
Apple Hospitality REIT, Inc.	68,429	1,295,361
AvalonBay Communities, Inc.	13,641	2,411,592
Brandywine Realty Trust	25,623	383,064
Camden Property Trust	20,839	1,682,332
CBL & Associates Properties, Inc.	29,365	342,983
Columbia Property Trust, Inc.	6,458	144,013
DDR Corp.	47,800	836,500
Digital Realty Trust, Inc.	17,558	1,544,753
Duke Realty Corp.	45,471	994,451
Empire State Realty Trust, Inc. Class A	50,057	926,555
Equity Commonwealth (c)	48,311	1,348,360
Equity Residential	13,584	924,663
Essex Property Trust, Inc.	2,676	589,924
General Growth Properties, Inc.	44,045	1,234,581
HCP, Inc.	19,563	661,816
Hospitality Properties Trust	38,878	994,888
Host Hotels & Resorts, Inc.	139,476	2,206,510
Iron Mountain, Inc.	43,055	1,572,799
Kimco Realty Corp.	43,379	1,219,817
Liberty Property Trust	8,135	283,912
Macerich Co. (The)	10,039	763,767
Mid-America Apartment Communities, Inc.	16,748	1,602,951
National Retail Properties, Inc.	9,174	401,454
Outfront Media, Inc.	59,825	1,297,604
Piedmont Office Realty Trust, Inc. Class A	17,679	351,989
Post Properties, Inc.	7,110	407,830
Prologis, Inc.	47,026	2,135,451
Public Storage	4,273	1,046,073
Rayonier, Inc.	11,382	280,908
Realty Income Corp.	20,273	1,200,162
Regency Centers Corp.	3,450	254,265
Retail Properties of America, Inc. Class A	20,061	320,775

	Shares	Value
Real Estate Investment Trusts (continued)
SL Green Realty Corp.	2,231	$234,433
Starwood Property Trust, Inc.	56,391	1,091,730
Taubman Centers, Inc.	7,615	528,862
UDR, Inc.	13,916	485,947
Ventas, Inc.	34,781	2,160,596
VEREIT, Inc.	203,644	1,808,359
Vornado Realty Trust	9,657	924,465
Weingarten Realty Investors	225	8,307
Welltower, Inc.	6,178	428,877
Weyerhaeuser Co.	72,458	2,327,351
WP Glimcher, Inc.	68,711	720,778

		44,831,366

Retail 2.5%
Best Buy Co., Inc.	57,833	1,855,283
CVS Health Corp.	10,770	1,082,385
Darden Restaurants, Inc.	10,581	658,667
GameStop Corp. Class A	38,755	1,271,164
Genuine Parts Co.	9,765	937,147
J.C. Penney Co., Inc. (c)	93,355	866,334
Kohl’s Corp.	19,987	885,424
MSC Industrial Direct Co. Class A	9,145	708,738
Nu Skin Enterprises, Inc. Class A	13,632	555,777
PVH Corp.	24,349	2,327,764
Rite Aid Corp. (c)	128,439	1,033,934
Staples, Inc.	190,653	1,944,661
Target Corp.	14,887	1,183,516
Vista Outdoor, Inc. (c)	13,891	666,490
Wal-Mart Stores, Inc.	17,992	1,203,125
Walgreens Boots Alliance, Inc.	13,532	1,072,817
World Fuel Services Corp.	41,362	1,932,846

		20,186,072

Savings & Loans 0.2%
New York Community Bancorp, Inc.	99,948	1,502,218

Semiconductors 1.9%
Applied Materials, Inc.	19,886	407,066
Broadcom, Ltd.	6,266	913,269
Cree, Inc. (c)	76,643	1,878,520
Intel Corp.	38,535	1,166,840
Lam Research Corp.	13,049	996,944
Micron Technology, Inc. (c)	115,681	1,243,571
NVIDIA Corp.	105,430	3,745,928
ON Semiconductor Corp. (c)	181,802	1,721,665
QUALCOMM, Inc.	21,100	1,065,972
Teradyne, Inc.	86,530	1,636,282

		14,776,057

Software 1.0%
Activision Blizzard, Inc.	98,497	3,395,192
Microsoft Corp.	22,086	1,101,429

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Nuance Communications, Inc. (c)	121,646	$2,089,878
Oracle Corp.	30,055	1,197,992

		7,784,491

Telecommunications 1.8%
AT&T, Inc.	28,797	1,117,900
CenturyLink, Inc.	115,000	3,559,250
Cisco Systems, Inc.	43,625	1,199,251
EchoStar Corp. Class A (c)	26,722	1,093,464
Frontier Communications Corp.	278,775	1,549,989
Juniper Networks, Inc.	33,291	779,009
T-Mobile U.S., Inc. (c)	27,086	1,063,938
Telephone & Data Systems, Inc.	68,898	2,037,314
United States Cellular Corp. (c)	8,729	372,205
Verizon Communications, Inc.	24,625	1,254,397

		14,026,717

Toys, Games & Hobbies 0.4%
Hasbro, Inc.	6,554	554,730
Mattel, Inc.	90,475	2,812,868

		3,367,598

Transportation 0.4%
CSX Corp.	40,681	1,109,371
FedEx Corp.	7,440	1,228,419
Norfolk Southern Corp.	13,194	1,188,911

		3,526,701

Water 0.2%
American Water Works Co., Inc.	19,604	1,426,387

Total Common Stocks (Cost $398,314,074)		463,894,805

Exchange-Traded Funds 7.6% (d)
♦iShares Intermediate Credit Bond ETF	115,645	12,738,297
♦iShares Intermediate Government / Credit Bond ETF	148,515	16,638,135
iShares Russell 1000 Value ETF	39,076	3,942,378
S&P 500 Index—SPDR Trust Series 1	13,146	2,712,020
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	28,312	7,526,745
♦Vanguard Mid-Cap Value ETF	188,442	16,579,127

Total Exchange-Traded Funds (Cost $58,113,902)		60,136,702

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(e)(f)	17,798	$18,063
Safeway PDC, LLC CVR Expires 1/30/17 (c)(e)(f)	17,798	869

Total Rights (Cost $18,932)		18,932

	Principal Amount
Short-Term Investments 5.6%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,096,457 (Collateralized by United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $1,080,000 and a Market Value of $1,125,841)	$1,096,455	1,096,455

Total Repurchase Agreement (Cost $1,096,455)		1,096,455

Federal Agency 5.5%
Federal Home Loan Bank Discount Notes 0.101%, due 5/2/16	44,000,000	43,999,877

Total Federal Agency (Cost $43,999,877)		43,999,877

Total Short-Term Investments (Cost $45,096,332)		45,096,332

Total Investments (Cost $765,652,733) (g)	105.3%	836,442,476
Other Assets, Less Liabilities	(5.3)	(42,173,723)
Net Assets	100.0%	$794,268,753

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets.
(g)	As of April 30, 2016, cost was $770,299,600 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$78,406,716
Gross unrealized depreciation	(12,263,840)

Net unrealized appreciation	$66,142,876

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	93	June 2016	$11,245,008	$(3,926)
10-Year United States Treasury Note	138	June 2016	17,948,625	(111,433)
10-Year United States Treasury Ultra Note	(61)	June 2016	(8,574,313)	25,198

			$20,619,320	$(90,161)

1.	As of April 30, 2016, cash in the amount of $206,640 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$14,633,286	$—	$14,633,286
Corporate Bonds	—	118,644,716	—	118,644,716
Foreign Government Bonds	—	1,070,942	—	1,070,942
Mortgage-Backed Securities	—	5,977,287	—	5,977,287
U.S. Government & Federal Agencies	—	126,969,474	—	126,969,474

Total Long-Term Bonds	—	267,295,705	—	267,295,705

Common Stocks	463,894,805	—	—	463,894,805
Exchange-Traded Funds	60,136,702			60,136,702
Rights (b)	—	—	18,932	18,932
Short-Term Investments
Repurchase Agreement	—	1,096,455	—	1,096,455
Federal Agency	—	43,999,877	—	43,999,877

Total Short-Term Investments	—	45,096,332	—	45,096,332

Total Investments in Securities	524,031,507	312,392,037	18,932	836,442,476

Other Financial Instruments
Futures Contracts Short (c)	25,198	—	—	25,198

Total Investments in Securities and Other Financial Instruments	$524,056,705	$312,392,037	$18,932	$836,467,674

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (c)	$(115,359)	$—	$—	$(115,359)

Total Other Financial Instruments	$(115,359)	$—	$—	$(115,359)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $18,932 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016
Rights
Food & Staples Retailing	$18,932	$—	$—	$—	$—	$—	$—	$—	$18,932	$—

Total	$18,932	$—	$—	$—	$—	$—	$—	$—	$18,932	$—

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $765,652,733)	$836,442,476
Cash collateral on deposit at broker	206,640
Cash	121,664
Receivables:
Investment securities sold	41,749,296
Dividends and interest	1,468,928
Fund shares sold	882,171
Variation margin on futures contracts	5,566
Other assets	64,196

Total assets	880,940,937

Liabilities
Payables:
Investment securities purchased	84,716,908
Fund shares redeemed	965,704
Manager (See Note 3)	458,935
Transfer agent (See Note 3)	224,192
NYLIFE Distributors (See Note 3)	184,842
Custodian	42,952
Shareholder communication	40,927
Professional fees	34,972
Trustees	827
Accrued expenses	1,925

Total liabilities	86,672,184

Net assets	$794,268,753

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,890
Additional paid-in capital	743,749,391

743,775,281
Undistributed net investment income	97,334
Accumulated net realized gain (loss) on investments and futures transactions	(20,303,444)
Net unrealized appreciation (depreciation) on investments and futures contracts	70,699,582

Net assets	$794,268,753

Class A
Net assets applicable to outstanding shares	$233,555,660

Shares of beneficial interest outstanding	7,614,368

Net asset value per share outstanding	$30.67
Maximum sales charge (5.50% of offering price)	1.79

Maximum offering price per share outstanding	$32.46

Investor Class
Net assets applicable to outstanding shares	$82,081,044

Shares of beneficial interest outstanding	2,674,626

Net asset value per share outstanding	$30.69
Maximum sales charge (5.50% of offering price)	1.79

Maximum offering price per share outstanding	$32.48

Class B
Net assets applicable to outstanding shares	$28,988,401

Shares of beneficial interest outstanding	948,686

Net asset value and offering price per share outstanding	$30.56

Class C
Net assets applicable to outstanding shares	$104,637,730

Shares of beneficial interest outstanding	3,426,415

Net asset value and offering price per share outstanding	$30.54

Class I
Net assets applicable to outstanding shares	$294,372,253

Shares of beneficial interest outstanding	9,574,680

Net asset value and offering price per share outstanding	$30.74

Class R1
Net assets applicable to outstanding shares	$2,033,826

Shares of beneficial interest outstanding	66,244

Net asset value and offering price per share outstanding	$30.70

Class R2
Net assets applicable to outstanding shares	$45,097,455

Shares of beneficial interest outstanding	1,470,739

Net asset value and offering price per share outstanding	$30.66

Class R3
Net assets applicable to outstanding shares	$3,502,384

Shares of beneficial interest outstanding	114,271

Net asset value and offering price per share outstanding	$30.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,742,431
Interest	2,873,974

Total income	9,616,405

Expenses
Manager (See Note 3)	2,699,797
Distribution/Service—Class A (See Note 3)	285,405
Distribution/Service—Investor Class (See Note 3)	98,311
Distribution/Service—Class B (See Note 3)	143,632
Distribution/Service—Class C (See Note 3)	517,703
Distribution/Service—Class R2 (See Note 3)	56,808
Distribution/Service—Class R3 (See Note 3)	8,064
Transfer agent (See Note 3)	643,358
Registration	55,970
Shareholder communication	49,013
Custodian	45,792
Professional fees	43,220
Shareholder service (See Note 3)	25,300
Trustees	9,284
Miscellaneous	15,952

Total expenses	4,697,609

Net investment income (loss)	4,918,796

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(15,808,659)
Futures transactions	244,481

Net realized gain (loss) on investments and futures transactions	(15,564,178)

Net change in unrealized appreciation (depreciation) on:
Investments	20,387,857
Futures contracts	(51,494)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	20,336,363

Net realized and unrealized gain (loss) on investments and futures transactions	4,772,185

Net increase (decrease) in net assets resulting from operations	$9,690,981

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,391.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,918,796	$8,830,535
Net realized gain (loss) on investments and futures transactions	(15,564,178)	44,592,063
Net change in unrealized appreciation (depreciation) on investments and futures contracts	20,336,363	(46,461,002)

Net increase (decrease) in net assets resulting from operations	9,690,981	6,961,596

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,647,566)	(2,378,683)
Investor Class	(511,921)	(663,830)
Class B	(76,077)	(33,701)
Class C	(281,368)	(117,173)
Class I	(2,405,453)	(3,793,747)
Class R1	(15,481)	(78,396)
Class R2	(306,268)	(420,950)
Class R3	(18,380)	(15,210)

	(5,262,514)	(7,501,690)

From net realized gain on investments:
Class A	(12,259,249)	(18,973,063)
Investor Class	(4,153,928)	(6,456,494)
Class B	(1,582,984)	(2,935,092)
Class C	(5,622,994)	(7,403,414)
Class I	(15,083,876)	(25,224,207)
Class R1	(101,112)	(519,778)
Class R2	(2,493,918)	(3,888,189)
Class R3	(161,340)	(226,815)

	(41,459,401)	(65,627,052)

Total dividends and distributions to shareholders	(46,721,915)	(73,128,742)

Capital share transactions:
Net proceeds from sale of shares	75,328,016	220,372,049
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	44,622,846	70,301,673
Cost of shares redeemed	(110,983,588)	(191,281,784)

Increase (decrease) in net assets derived from capital share transactions	8,967,274	99,391,938

Net increase (decrease) in net assets	(28,063,660)	33,224,792

	2016	2015
Net Assets
Beginning of period	$822,332,413	$789,107,621

End of period	$794,268,753	$822,332,413

Undistributed net investment income at end of period	$97,334	$441,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.13		$34.91	$33.91	$28.37		$26.03		$24.94

Net investment income (loss) (a)	0.20		0.37	0.32	0.32		0.31		0.34
Net realized and unrealized gain (loss) on investments	0.21		0.03	3.19	5.54		2.32		1.10

Total from investment operations	0.41		0.40	3.51	5.86		2.63		1.44

Less dividends and distributions:
From net investment income	(0.22)		(0.32)	(0.31)	(0.32)		(0.29)		(0.35)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.87)		(3.18)	(2.51)	(0.32)		(0.29)		(0.35)

Net asset value at end of period	$30.67		$32.13	$34.91	$33.91		$28.37		$26.03

Total investment return (b)	1.42	%(c)	1.06%	11.08%	20.78%		10.17%		5.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36	%††	1.12%	0.95%	1.04%		1.13%		1.31%
Net expenses	1.13	%††	1.13%	1.13%	1.16%		1.20%		1.19%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$233,556		$244,512	$229,459	$185,670		$140,585		$133,436

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.14		$34.93	$33.93	$28.39		$26.05		$24.95

Net investment income (loss) (a)	0.18		0.32	0.27	0.27		0.26		0.29
Net realized and unrealized gain (loss) on investments	0.22		0.02	3.19	5.53		2.32		1.11

Total from investment operations	0.40		0.34	3.46	5.80		2.58		1.40

Less dividends and distributions:
From net investment income	(0.20)		(0.27)	(0.26)	(0.26)		(0.24)		(0.30)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.85)		(3.13)	(2.46)	(0.26)		(0.24)		(0.30)

Net asset value at end of period	$30.69		$32.14	$34.93	$33.93		$28.39		$26.05

Total investment return (b)	1.34	%(c)	0.91%	10.85%	20.58%		9.92%		5.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%††	0.98%	0.79%	0.86%		0.94%		1.12%
Net expenses	1.28	%††	1.27%	1.29%	1.34%		1.39%		1.38%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$82,081		$81,571	$79,169	$73,801		$61,579		$58,345

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.01		$34.81	$33.82	$28.30		$25.97		$24.87

Net investment income (loss) (a)	0.07		0.08	0.02	0.05		0.05		0.10
Net realized and unrealized gain (loss) on investments	0.21		0.01	3.18	5.51		2.31		1.10

Total from investment operations	0.28		0.09	3.20	5.56		2.36		1.20

Less dividends and distributions:
From net investment income	(0.08)		(0.03)	(0.01)	(0.04)		(0.03)		(0.10)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.73)		(2.89)	(2.21)	(0.04)		(0.03)		(0.10)

Net asset value at end of period	$30.56		$32.01	$34.81	$33.82		$28.30		$25.97

Total investment return (b)	0.97	%(c)	0.16%	10.06%	19.66%		9.11%		4.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47	%††	0.24%	0.05%	0.15%		0.19%		0.37%
Net expenses	2.03	%††	2.02%	2.04%	2.10%		2.14%		2.13%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$28,988		$30,702	$35,506	$41,749		$49,835		$61,438

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.00		$34.79	$33.81	$28.29		$25.96		$24.86

Net investment income (loss) (a)	0.07		0.07	0.01	0.03		0.05		0.10
Net realized and unrealized gain (loss) on investments	0.20		0.03	3.18	5.53		2.31		1.10

Total from investment operations	0.27		0.10	3.19	5.56		2.36		1.20

Less dividends and distributions:
From net investment income	(0.08)		(0.03)	(0.01)	(0.04)		(0.03)		(0.10)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.73)		(2.89)	(2.21)	(0.04)		(0.03)		(0.10)

Net asset value at end of period	$30.54		$32.00	$34.79	$33.81		$28.29		$25.96

Total investment return (b)	0.94	%(c)	0.19%	10.03%	19.67%		9.11%		4.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46	%††	0.21%	0.04%	0.11%		0.19%		0.37%
Net expenses	2.03	%††	2.02%	2.04%	2.09%		2.14%		2.13%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$104,638		$108,936	$84,308	$65,110		$52,876		$56,010

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.20		$34.99	$33.97	$28.42		$26.08		$24.99

Net investment income (loss) (a)	0.24		0.45	0.41	0.41		0.38		0.41
Net realized and unrealized gain (loss) on investments	0.21		0.02	3.21	5.54		2.32		1.10

Total from investment operations	0.45		0.47	3.62	5.95		2.70		1.51

Less dividends and distributions:
From net investment income	(0.26)		(0.40)	(0.40)	(0.40)		(0.36)		(0.42)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.91)		(3.26)	(2.60)	(0.40)		(0.36)		(0.42)

Net asset value at end of period	$30.74		$32.20	$34.99	$33.97		$28.42		$26.08

Total investment return (b)	1.54	%(c)	1.31%	11.37%	21.07%		10.43%		6.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61	%††	1.37%	1.21%	1.30%		1.38%		1.56%
Net expenses	0.88	%††	0.88%	0.88%	0.91%		0.95%		0.94%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$294,372		$302,328	$303,727	$244,477		$227,707		$208,772

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.16		$34.94	$33.93	$28.39		$26.05		$24.96

Net investment income (loss) (a)	0.22		0.43	0.38	0.37		0.35		0.38
Net realized and unrealized gain (loss) on investments	0.21		0.02	3.19	5.54		2.32		1.10

Total from investment operations	0.43		0.45	3.57	5.91		2.67		1.48

Less dividends and distributions:
From net investment income	(0.24)		(0.37)	(0.36)	(0.37)		(0.33)		(0.39)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.89)		(3.23)	(2.56)	(0.37)		(0.33)		(0.39)

Net asset value at end of period	$30.70		$32.16	$34.94	$33.93		$28.39		$26.05

Total investment return (b)	1.46	%(c)	1.24%	11.24%	20.94%		10.33%		5.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.31%	1.12%	1.20%		1.28%		1.46%
Net expenses	0.98	%††	0.98%	0.97%	1.01%		1.05%		1.04%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$2,034		$1,969	$6,392	$10,881		$9,441		$20,337

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.12		$34.91	$33.90	$28.37		$26.03		$24.94

Net investment income (loss) (a)	0.19		0.33	0.29	0.30		0.28		0.31
Net realized and unrealized gain (loss) on investments	0.20		0.02	3.20	5.52		2.33		1.10

Total from investment operations	0.39		0.35	3.49	5.82		2.61		1.41

Less dividends and distributions:
From net investment income	(0.20)		(0.28)	(0.28)	(0.29)		(0.27)		(0.32)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.85)		(3.14)	(2.48)	(0.29)		(0.27)		(0.32)

Net asset value at end of period	$30.66		$32.12	$34.91	$33.90		$28.37		$26.03

Total investment return (b)	1.37	%(c)	0.96%	10.97%	20.62%		10.06%		5.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	%††	1.02%	0.85%	0.95%		1.03%		1.21%
Net expenses	1.23	%††	1.23%	1.23%	1.26%		1.30%		1.29%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$45,097		$49,230	$47,872	$53,833		$45,799		$41,344

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.10		$34.89	$33.89	$28.36		$26.03		$24.93

Net investment income (loss) (a)	0.15		0.26	0.20	0.17		0.21		0.24
Net realized and unrealized gain (loss) on investments	0.22		0.01	3.20	5.58		2.32		1.12

Total from investment operations	0.37		0.27	3.40	5.75		2.53		1.36

Less dividends and distributions:
From net investment income	(0.17)		(0.20)	(0.20)	(0.22)		(0.20)		(0.26)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—		—

Total dividends and distributions	(1.82)		(3.06)	(2.40)	(0.22)		(0.20)		(0.26)

Net asset value at end of period	$30.65		$32.10	$34.89	$33.89		$28.36		$26.03

Total investment return (b)	1.24	%(c)	0.69%	10.67%	20.36%		9.76%		5.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	%††	0.80%	0.61%	0.54%		0.77%		0.92%
Net expenses	1.48	%††	1.48%	1.47%	1.50%		1.55%		1.54%
Portfolio turnover rate	151%		201%	162%	167	%(d)	209	%(d)	221	%(d)
Net assets at end of period (in 000’s)	$3,502		$3,086	$2,674	$2,451		$329		$234

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund

prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market

32	MainStay Balanced Fund

participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

33

Notes to Financial Statements (Unaudited) (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase

34	MainStay Balanced Fund

agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The

Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the

35

Notes to Financial Statements (Unaudited) (continued)

initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$25,198	$25,198

Total Fair Value		$25,198	$25,198

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(115,359)	$(115,359)

Total Fair Value		$(115,359)	$(115,359)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$244,481	$244,481

Total Realized Gain (Loss)		$244,481	$244,481

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(51,494)	$(51,494)

Total Change in Unrealized Appreciation (Depreciation)		$(51,494)	$(51,494)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short (b)	$(8,394,582)	$(8,394,582)
Futures Contracts Long	$23,076,487	$23,076,487

(b)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps

36	MainStay Balanced Fund

most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of the equity portion of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $2,699,797.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$964
Class R2	22,723
Class R3	1,613

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $24,231 and $17,758, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $257, $33, $19,399 and $10,378, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$143,618
Investor Class	108,476
Class B	39,621
Class C	142,808
Class I	177,006
Class R1	1,212
Class R2	28,590
Class R3	2,027

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has

37

Notes to Financial Statements (Unaudited) (continued)

implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$30,991,911
Long-Term Capital Gain	42,136,831
Total	$73,128,742

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of U.S. government securities were $551,408 and $553,299, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $624,059 and $660,000, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	761,211	$22,852,404
Shares issued to shareholders in reinvestment of dividends and distributions	445,472	13,461,426
Shares redeemed	(1,244,385)	(37,257,801)

Net increase (decrease) in shares outstanding before conversion	(37,702)	(943,971)
Shares converted into Class A (See Note 1)	68,130	1,961,022
Shares converted from Class A (See Note 1)	(26,940)	(814,930)

Net increase (decrease)	3,488	$202,121

Year ended October 31, 2015:
Shares sold	2,230,831	$73,316,368
Shares issued to shareholders in reinvestment of dividends and distributions	636,412	20,670,506
Shares redeemed	(1,901,263)	(62,143,493)

Net increase (decrease) in shares outstanding before conversion	965,980	31,843,381
Shares converted into Class A (See Note 1)	171,029	5,626,978
Shares converted from Class A (See Note 1)	(98,068)	(3,090,619)

Net increase (decrease)	1,038,941	$34,379,740

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	130,115	$3,905,165
Shares issued to shareholders in reinvestment of dividends and distributions	153,885	4,654,571
Shares redeemed	(175,523)	(5,274,365)

Net increase (decrease) in shares outstanding before conversion	108,477	3,285,371
Shares converted into Investor Class (See Note 1)	83,459	2,499,450
Shares converted from Investor Class (See Note 1)	(54,996)	(1,660,531)

Net increase (decrease)	136,940	$4,124,290

Year ended October 31, 2015:
Shares sold	271,403	$8,936,590
Shares issued to shareholders in reinvestment of dividends and distributions	218,545	7,105,592
Shares redeemed	(314,512)	(10,290,299)

Net increase (decrease) in shares outstanding before conversion	175,436	5,751,883
Shares converted into Investor Class (See Note 1)	234,256	7,492,169
Shares converted from Investor Class (See Note 1)	(138,328)	(4,565,931)

Net increase (decrease)	271,364	$8,678,121

38	MainStay Balanced Fund

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	80,217	$2,403,670
Shares issued to shareholders in reinvestment of dividends and distributions	51,565	1,554,102
Shares redeemed	(75,376)	(2,255,537)

Net increase (decrease) in shares outstanding before conversion	56,406	1,702,235
Shares converted from Class B (See Note 1)	(66,824)	(1,985,011)

Net increase (decrease)	(10,418)	$(282,776)

Year ended October 31, 2015:
Shares sold	201,671	$6,612,148
Shares issued to shareholders in reinvestment of dividends and distributions	88,305	2,864,858
Shares redeemed	(181,292)	(5,906,287)

Net increase (decrease) in shares outstanding before conversion	108,684	3,570,719
Shares converted from Class B (See Note 1)	(169,601)	(5,462,597)

Net increase (decrease)	(60,917)	$(1,891,878)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	476,851	$14,318,191
Shares issued to shareholders in reinvestment of dividends and distributions	168,219	5,068,254
Shares redeemed	(623,433)	(18,499,404)

Net increase (decrease)	21,637	$887,041

Year ended October 31, 2015:
Shares sold	1,465,636	$48,157,778
Shares issued to shareholders in reinvestment of dividends and distributions	193,745	6,281,089
Shares redeemed	(677,753)	(22,004,607)

Net increase (decrease)	981,628	$32,434,260

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	917,884	$27,330,522
Shares issued to shareholders in reinvestment of dividends and distributions	555,455	16,820,238
Shares redeemed	(1,288,406)	(38,987,244)

Net increase (decrease)	184,933	$5,163,516

Year ended October 31, 2015:
Shares sold	2,044,590	$67,455,455
Shares issued to shareholders in reinvestment of dividends and distributions	868,324	28,250,545
Shares redeemed	(2,204,482)	(72,056,869)

Net increase (decrease)	708,432	$23,649,131

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,312	$129,273
Shares issued to shareholders in reinvestment of dividends and distributions	3,854	116,593
Shares redeemed	(3,158)	(94,781)

Net increase (decrease)	5,008	$151,085

Year ended October 31, 2015:
Shares sold	52,955	$1,740,983
Shares issued to shareholders in reinvestment of dividends and distributions	18,411	598,174
Shares redeemed	(193,066)	(6,019,466)

Net increase (decrease)	(121,700)	$(3,680,309)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	126,509	$3,780,084
Shares issued to shareholders in reinvestment of dividends and distributions	91,607	2,768,101
Shares redeemed	(280,198)	(8,355,433)

Net increase (decrease)	(62,082)	$(1,807,248)

Year ended October 31, 2015:
Shares sold	365,316	$11,963,260
Shares issued to shareholders in reinvestment of dividends and distributions	132,039	4,288,883
Shares redeemed	(335,997)	(11,026,500)

Net increase (decrease)	161,358	$5,225,643

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	20,854	$608,707
Shares issued to shareholders in reinvestment of dividends and distributions	5,942	179,561
Shares redeemed	(8,637)	(259,023)

Net increase (decrease)	18,159	$529,245

Year ended October 31, 2015:
Shares sold	68,446	$2,189,467
Shares issued to shareholders in reinvestment of dividends and distributions	7,452	242,026
Shares redeemed	(56,422)	(1,834,263)

Net increase (decrease)	19,476	$597,230

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Cornerstone Holdings and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Cornerstone Holdings and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors as subadvisors to the Fund, and responses from New York Life Investments, Cornerstone Holdings and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, Cornerstone Holdings and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments, Cornerstone Holdings and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Cornerstone Holdings and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Cornerstone Holdings and NYL Investors. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going

40	MainStay Balanced Fund

oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings and NYL Investors provide to the Fund. The Board evaluated Cornerstone Holdings’ and NYL Investors’ experience in serving as subadvisors to the Fund and managing other portfolios. It examined Cornerstone Holdings’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings and NYL Investors, and Cornerstone Holdings’ and NYL Investors’ overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings and NYL Investors. The Board also reviewed Cornerstone Holdings’ and NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, Cornerstone Holdings’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These

reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Cornerstone Holdings or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Cornerstone Holdings and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Fund. Because Cornerstone Holdings and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments, Cornerstone Holdings and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Cornerstone Holdings and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Cornerstone Holdings and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings and NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Cornerstone Holdings and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as

42	MainStay Balanced Fund

compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay Balanced Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695295 MS164-16	MSBL10-06/16 (NYLIM) NL0B7

MainStay Epoch U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.41 –2.02%	–8.69 –3.37%	6.29 7.50%	3.62 4.21%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.57 –2.19	–8.93 –3.63	5.98 7.18	3.42 4.01	1.51 1.51
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–7.42 –2.55	–9.13 –4.35	6.07 6.38	3.23 3.23	2.26 2.26
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–3.52 –2.55	–5.30 –4.35	6.37 6.37	3.23 3.23	2.26 2.26
Class I Shares	No Sales Charge		–1.93	–3.12	7.76	4.55	1.00
Class R1 Shares[4]	No Sales Charge		–1.95	–3.21	7.65	4.45	1.10
Class R2 Shares[4]	No Sales Charge		–2.08	–3.47	7.38	4.19	1.35
Class R3 Shares[5]	No Sales Charge		–2.22	–3.70	7.11	3.93	1.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the newer classes would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class I shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500TM Index[6]	–0.36%	–4.27%	8.28%	6.59%
Average Lipper Small-Cap Core Fund[7]	–1.15	–5.08	6.61	5.31

6.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Small-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$979.80	$6.15	$1,018.60	$6.27

Investor Class Shares	$1,000.00	$978.10	$7.57	$1,017.20	$7.72

Class B Shares	$1,000.00	$974.50	$11.24	$1,013.50	$11.46

Class C Shares	$1,000.00	$974.50	$11.24	$1,013.50	$11.46

Class I Shares	$1,000.00	$980.70	$4.92	$1,019.90	$5.02

Class R1 Shares	$1,000.00	$980.50	$5.42	$1,019.40	$5.52

Class R2 Shares	$1,000.00	$979.20	$6.64	$1,018.20	$6.77

Class R3 Shares[2,3]	$1,000.00	$1,079.60	$2.77	$1,005.70	$2.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.25% for Class A, 1.54% for Investor Class, 2.29% for Class B and Class C, 1.00% for Class I, 1.10% for Class R1, 1.35% for Class R2 and 1.60% for R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class B, Class C, Class I, Class R1 and Class R2 (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.02 for Class R3 and the ending account value would have been $1,016.90 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Industry Composition as of April 30, 2016 (Unaudited)

Banks	11.5%
Real Estate Investment Trusts	6.7
Machinery	6.0
Software	6.0
Health Care Providers & Services	5.2
Hotels, Restaurants & Leisure	5.0
Textiles, Apparel & Luxury Goods	4.5
Building Products	3.3
Food Products	3.3
Multi-Utilities	3.3
Health Care Equipment & Supplies	3.1
IT Services	3.1
Specialty Retail	3.1
Aerospace & Defense	2.9
Capital Markets	2.8
Electronic Equipment, Instruments & Components	2.8
Communications Equipment	2.5
Diversified Financial Services	2.2

Road & Rail	2.2%
Semiconductors & Semiconductor Equipment	2.2
Diversified Consumer Services	2.0
Food & Staples Retailing	1.7
Leisure Products	1.6
Life Sciences Tools & Services	1.6
Auto Components	1.5
Containers & Packaging	1.4
Commercial Services & Supplies	1.3
Energy Equipment & Services	1.2
Household Durables	1.1
Diversified Telecommunication Services	1.0
Insurance	1.0
Chemicals	0.8
Construction Materials	0.2
Short-Term Investment	1.2
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Woodward, Inc.

2.	Air Methods Corp.

3.	Bank of Hawaii Corp.

4.	Vectren Corp.

5.	Hibbett Sports, Inc.
6.	Brinker International, Inc.

7.	CVB Financial Corp.

8.	Service Corp. International

9.	Glacier Bancorp, Inc.

10.	BankUnited, Inc.

8	MainStay Epoch U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Michael J. Caputo of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Small Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Epoch U.S. Small Cap Fund returned –2.02% for Class A shares, –2.19% for Investor Class shares and –2.55% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –1.93%, Class R1 shares returned –1.95%, Class R2 shares returned –2.08% and Class R3 shares1 returned –2.22%. For the six months ended April 30, 2016, all share classes underperformed the –0.36% return of the Russell 2500™ Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –1.15% return of the Average Lipper3 Small-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, the Fund changed its name from MainStay U.S. Small Cap Fund to MainStay Epoch U.S. Small Cap Fund. Effective the same date, Michael J. Caputo was added as an additional portfolio manager of the Fund. Effective February 29, 2016, the Fund revised its investment strategy regarding market capitalization to better align the product’s current available investments to the current small cap universe. For more information on these changes, see the applicable Prospectus and Summary Prospectus dated February 29, 2016.

What factors affected the Fund’s relative performance during the reporting period?

Security selection in several sectors—including materials, financials and consumer discretionary—detracted from relative results. This was partially offset by positive security selection in the industrials, information technology, energy, health care and consumer discretionary sectors.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the most substantial positive contributions to the Fund’s performance relative to the Russell 2500™ Index came from the industrials, information technology and energy sectors. (Contributions take weightings and total returns into account.) Over the same period, the materials and financials sectors were particularly weak.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Electronic equipment company Universal Display, software company Qlik Technologies and machinery company Woodward provided the largest positive contributions to the Fund’s absolute performance. Communications equipment company NetScout Systems, capital markets company Waddell & Reed Financial, and paper & forest products company KapStone Paper and Packaging were the weakest individual contributors to the Fund’s total return.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated new positions in several companies, including building products company Armstrong Flooring, leisure products company Brunswick Corporation, restaurant company Cracker Barrel Old Country Store, software company Qlik Technologies, food processing company TreeHouse Foods, natural and organic food distributor United Natural Foods and corporate payments company WEX Inc.

Over the same period, the Fund eliminated several positions, including auto components company Dana Holding, banking company First Financial Bancorp, brand-management company Iconix Brand Group, beverage company Monster Worldwide, machinery company Mueller Water Products, specialty retailer Pier 1 Imports and electric utility Westar Energy.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its allocations to the consumer discretionary, consumer staples and information technology sectors during the reporting period. This factor was offset by corresponding declines in the health care, industrials and utilities sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the Russell 2500™ Index in the consumer discretionary, consumer staples, industrials, information technology and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to its benchmark in the energy, financials, health care, materials and utility sectors.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the Russell 2500™ Index.
3.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value

Common Stocks 98.1%†
Aerospace & Defense 2.9%
Curtiss-Wright Corp.	74,328	$5,692,038
Hexcel Corp.	234,323	10,607,802

		16,299,840

Auto Components 1.5%
Dorman Products, Inc. (a)	77,641	4,176,309
Visteon Corp.	51,652	4,115,115

		8,291,424

Banks 11.5%
♦Bank of Hawaii Corp.	179,395	12,272,412
♦BankUnited, Inc.	314,698	10,857,081
♦CVB Financial Corp.	665,930	11,440,677
Flushing Financial Corp.	83,373	1,663,291
♦Glacier Bancorp, Inc.	425,308	11,011,224
LegacyTexas Financial Group, Inc.	336,366	8,294,786
Texas Capital Bancshares, Inc. (a)	190,734	8,739,432

		64,278,903

Building Products 3.3%
Armstrong Flooring, Inc. (a)	608,013	8,852,669
Armstrong World Industries, Inc. (a)	236,630	9,656,871

		18,509,540

Capital Markets 2.8%
Diamond Hill Investment Group, Inc.	37,542	6,579,611
Pzena Investment Management, Inc. Class A	374,916	3,396,739
Waddell & Reed Financial, Inc. Class A	275,140	5,596,348

		15,572,698

Chemicals 0.8%
Chemtura Corp. (a)	90,957	2,533,153
Flotek Industries, Inc. (a)	187,458	1,771,478

		4,304,631

Commercial Services & Supplies 1.3%
U.S. Ecology, Inc.	157,980	7,113,839

Communications Equipment 2.5%
Harmonic, Inc. (a)	1,424,580	4,929,047
NetScout Systems, Inc. (a)	412,721	9,187,169

		14,116,216

Construction Materials 0.2%
United States Lime & Minerals, Inc.	19,565	1,048,097

Containers & Packaging 1.4%
Silgan Holdings, Inc.	151,428	7,683,457

	Shares	Value

Diversified Consumer Services 2.0%
♦Service Corp. International	423,040	$11,282,477

Diversified Financial Services 2.2%
CBOE Holdings, Inc.	59,714	3,699,879
Morningstar, Inc.	102,100	8,494,720

		12,194,599

Diversified Telecommunication Services 1.0%
Lumos Networks Corp. (a)	447,228	5,702,157

Electronic Equipment, Instruments & Components 2.8%
National Instruments Corp.	188,466	5,196,008
Universal Display Corp. (a)	182,166	10,622,099

		15,818,107

Energy Equipment & Services 1.2%
Dril-Quip, Inc. (a)	60,470	3,919,666
Oil States International, Inc. (a)	84,910	2,941,282

		6,860,948

Food & Staples Retailing 1.7%
United Natural Foods, Inc. (a)	271,613	9,688,436

Food Products 3.3%
B&G Foods, Inc.	242,138	9,978,507
TreeHouse Foods, Inc. (a)	94,485	8,352,474

		18,330,981

Health Care Equipment & Supplies 3.1%
Greatbatch, Inc. (a)	158,987	5,532,747
Integra LifeSciences Holdings Corp. (a)	92,217	6,530,808
Wright Medical Group N.V. (a)	265,506	4,986,203

		17,049,758

Health Care Providers & Services 5.2%
♦Air Methods Corp. (a)	339,459	12,553,194
U.S. Physical Therapy, Inc.	170,325	8,492,404
WellCare Health Plans, Inc. (a)	86,296	7,765,777

		28,811,375

Hotels, Restaurants & Leisure 5.0%
♦Brinker International, Inc.	255,991	11,857,503
Cedar Fair, L.P.	148,312	8,612,478
Cracker Barrel Old Country Store, Inc.	48,291	7,070,285

		27,540,266

Household Durables 1.1%
M/I Homes, Inc. (a)	314,950	6,330,495

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance 1.0%
Markel Corp. (a)	6,018	$5,410,844

IT Services 3.1%
EVERTEC, Inc.	378,443	5,097,627
Forrester Research, Inc.	166,545	5,599,243
WEX, Inc. (a)	69,700	6,585,953

		17,282,823

Leisure Products 1.6%
Brunswick Corp.	182,267	8,754,284

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc. Class A (a)	60,974	8,649,162

Machinery 6.0%
Allison Transmission Holdings, Inc.	108,847	3,135,882
John Bean Technologies Corp.	96,501	5,031,562
Mueller Industries, Inc.	330,067	10,416,914
♦Woodward, Inc.	271,865	14,737,802

		33,322,160

Multi-Utilities 3.3%
NorthWestern Corp.	107,587	6,115,245
♦Vectren Corp.	251,204	12,271,316

		18,386,561

Real Estate Investment Trusts 6.7%
Blackstone Mortgage Trust, Inc. Class A	244,905	6,729,989
CubeSmart	255,235	7,557,508
GEO Group, Inc. (The)	266,745	8,543,842
Kite Realty Group Trust	304,015	8,278,329
Northstar Realty Europe Corp.	405,151	4,833,451
Northstar Realty Finance Corp.	123,712	1,582,277

		37,525,396

Road & Rail 2.2%
Genesee & Wyoming, Inc. Class A (a)	85,414	5,561,306
Werner Enterprises, Inc.	268,589	6,806,045

		12,367,351

Semiconductors & Semiconductor Equipment 2.2%
CEVA, Inc. (a)	313,438	7,227,880
Cypress Semiconductor Corp.	569,177	5,139,669

		12,367,549

Software 6.0%
CommVault Systems, Inc. (a)	225,000	9,848,250
PTC, Inc. (a)	236,590	8,626,072
Qlik Technologies, Inc. (a)	304,115	9,363,701
Rovi Corp. (a)	312,178	5,500,576

		33,338,599

	Shares	Value

Specialty Retail 3.1%
Caleres, Inc.	200,056	$5,043,412
♦Hibbett Sports, Inc. (a)	334,210	12,064,981

		17,108,393

Textiles, Apparel & Luxury Goods 4.5%
Fossil Group, Inc. (a)	114,642	4,643,001
Movado Group, Inc.	217,693	6,141,120
Oxford Industries, Inc.	94,425	6,271,708
Steven Madden, Ltd. (a)	223,992	7,841,960

		24,897,789

Total Common Stocks (Cost $478,852,062)		546,239,155

	Principal Amount
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $6,754,567 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $6,610,000 and a Market Value of $6,890,561)	$6,754,550	6,754,550

Total Short-Term Investment (Cost $6,754,550)		6,754,550

Total Investments (Cost $485,606,612) (b)	99.3%	552,993,705
Other Assets, Less Liabilities	0.7	4,087,504
Net Assets	100.0%	$557,081,209

(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $485,530,346 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$94,710,514
Gross unrealized depreciation	(27,247,155)

Net unrealized appreciation	$67,463,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$546,239,155	$—	$—	$546,239,155
Short-Term Investment
Repurchase Agreement	—	6,754,550	—	6,754,550

Total Investments in Securities	$546,239,155	$6,754,550	$—	$552,993,705

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $485,606,612)	$552,993,705
Receivables:
Investment securities sold	8,075,677
Dividends and interest	512,794
Fund shares sold	369,202
Other assets	67,308

Total assets	562,018,686

Liabilities
Payables:
Investment securities purchased	4,118,420
Manager (See Note 3)	384,303
Transfer agent (See Note 3)	150,082
Fund shares redeemed	145,673
NYLIFE Distributors (See Note 3)	71,373
Professional fees	29,685
Shareholder communication	28,865
Custodian	5,391
Trustees	411
Accrued expenses	3,274

Total liabilities	4,937,477

Net assets	$557,081,209

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,508
Additional paid-in capital	528,178,287

528,199,795
Undistributed net investment income	3,157,627
Accumulated net realized gain (loss) on investments	(41,663,306)
Net unrealized appreciation (depreciation) on investments	67,387,093

Net assets	$557,081,209

Class A
Net assets applicable to outstanding shares	$115,147,642

Shares of beneficial interest outstanding	4,464,611

Net asset value per share outstanding	$25.79
Maximum sales charge (5.50% of offering price)	1.50

Maximum offering price per share outstanding	$27.29

Investor Class
Net assets applicable to outstanding shares	$81,093,308

Shares of beneficial interest outstanding	3,182,429

Net asset value per share outstanding	$25.48
Maximum sales charge (5.50% of offering price)	1.48

Maximum offering price per share outstanding	$26.96

Class B
Net assets applicable to outstanding shares	$19,265,926

Shares of beneficial interest outstanding	825,821

Net asset value and offering price per share outstanding	$23.33

Class C
Net assets applicable to outstanding shares	$19,451,042

Shares of beneficial interest outstanding	834,007

Net asset value and offering price per share outstanding	$23.32

Class I
Net assets applicable to outstanding shares	$321,925,516

Shares of beneficial interest outstanding	12,193,163

Net asset value and offering price per share outstanding	$26.40

Class R1
Net assets applicable to outstanding shares	$81,019

Shares of beneficial interest outstanding	3,073

Net asset value and offering price per share outstanding	$26.36

Class R2
Net assets applicable to outstanding shares	$89,769

Shares of beneficial interest outstanding	3,489

Net asset value and offering price per share outstanding	$25.73

Class R3
Net assets applicable to outstanding shares	$26,987

Shares of beneficial interest outstanding	1,047

Net asset value and offering price per share outstanding	$25.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,667,286
Interest	1,959

Total income	7,669,245

Expenses
Manager (See Note 3)	2,311,569
Distribution/Service—Class A (See Note 3)	142,305
Distribution/Service—Investor Class (See Note 3)	97,994
Distribution/Service—Class B (See Note 3)	98,158
Distribution/Service—Class C (See Note 3)	97,353
Distribution/Service—Class R2 (See Note 3)	106
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	432,908
Registration	45,548
Professional fees	36,489
Shareholder communication	32,727
Custodian	7,749
Trustees	6,481
Shareholder service (See Note 3)	85
Miscellaneous	13,514

Total expenses	3,323,008

Net investment income (loss)	4,346,237

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,938,394
Net change in unrealized appreciation (depreciation) on investments	(20,590,000)

Net realized and unrealized gain (loss) on investments	(15,651,606)

Net increase (decrease) in net assets resulting from operations	$(11,305,369)

14	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,346,237	$1,148,639
Net realized gain (loss) on investments	4,938,394	41,148,262
Net change in unrealized appreciation (depreciation) on investments	(20,590,000)	(31,440,873)

Net increase (decrease) in net assets resulting from operations	(11,305,369)	10,856,028

Dividends to shareholders:
From net investment income:
Class A	(130,206)	—
Class I	(1,146,106)	(649,900)
Class R1	(216)	(106)
Class R2	(14)	—

Total dividends to shareholders	(1,276,542)	(650,006)

Capital share transactions:
Net proceeds from sale of shares	42,993,489	125,236,701
Net asset value of shares issued to shareholders in reinvestment of dividends	1,255,725	639,072
Cost of shares redeemed	(46,907,502)	(91,045,131)

Increase (decrease) in net assets derived from capital share transactions	(2,658,288)	34,830,642

Net increase (decrease) in net assets	(15,240,199)	45,036,664

Net Assets
Beginning of period	572,321,408	527,284,744

End of period	$557,081,209	$572,321,408

Undistributed net investment income at end of period	$3,157,627	$87,932

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$26.35		$25.74	$23.67	$17.38	$16.21	$15.36

Net investment income (loss) (a)	0.19		0.05	0.05	(0.02)	0.06	0.07
Net realized and unrealized gain (loss) on investments	(0.72)		0.56	2.02	6.36	1.11	0.83

Total from investment operations	(0.53)		0.61	2.07	6.34	1.17	0.90

Less dividends:
From net investment income	(0.03)		—	—	(0.05)	—	(0.05)

Net asset value at end of period	$25.79		$26.35	$25.74	$23.67	$17.38	$16.21

Total investment return (b)	(2.02	%)(c)	2.37%	8.75%	36.59%	7.22%	5.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	% ††	0.21%	0.21%	(0.10%)	0.32%	0.43%
Net expenses	1.25	% ††	1.25%	1.24%	1.30%	1.38%	1.36%
Portfolio turnover rate	32%		39%	36%	38%	32%	45%
Net assets at end of period (in 000’s)	$115,148		$124,244	$128,443	$129,496	$83,047	$89,115

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$26.05		$25.51	$23.52	$17.29	$16.17		$15.35

Net investment income (loss) (a)	0.16		(0.01)	(0.02)	(0.08)	(0.00	)‡	0.03
Net realized and unrealized gain (loss) on investments	(0.73)		0.55	2.01	6.33	1.12		0.82

Total from investment operations	(0.57)		0.54	1.99	6.25	1.12		0.85

Less dividends:
From net investment income	—		—	—	(0.02)	—		(0.03)

Net asset value at end of period	$25.48		$26.05	$25.51	$23.52	$17.29		$16.17

Total investment return (b)	(2.19	%)(c)	2.12%	8.46%	36.16%	6.93%		5.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	% ††	(0.05%)	(0.07%)	(0.38%)	(0.00	%)(d)	0.17%
Net expenses	1.54	% ††	1.51%	1.52%	1.60%	1.68%		1.63%
Expenses (before waiver/reimbursement)	1.54	% ††	1.51%	1.52%	1.60%	1.68%		1.66%
Portfolio turnover rate	32%		39%	36%	38%	32%		45%
Net assets at end of period (in 000’s)	$81,093		$84,482	$87,739	$85,662	$67,818		$68,152

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

16	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$23.94		$23.62	$21.94	$16.25	$15.32	$14.62

Net investment income (loss) (a)	0.06		(0.19)	(0.18)	(0.21)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.67)		0.51	1.86	5.92	1.05	0.79

Total from investment operations	(0.61)		0.32	1.68	5.71	0.93	0.70

Less dividends:
From net investment income	—		—	—	(0.02)	—	(0.00)‡

Net asset value at end of period	$23.33		$23.94	$23.62	$21.94	$16.25	$15.32

Total investment return (b)	(2.55	%)(c)	1.35%	7.66%	35.15%	6.07%	4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	% ††	(0.79%)	(0.80%)	(1.11%)	(0.73%)	(0.57%)
Net expenses	2.29	% ††	2.26%	2.27%	2.35%	2.43%	2.38%
Expenses (before waiver/reimbursement)	2.29	% ††	2.26%	2.27%	2.35%	2.43%	2.41%
Portfolio turnover rate	32%		39%	36%	38%	32%	45%
Net assets at end of period (in 000’s)	$19,266		$21,976	$26,054	$30,879	$29,832	$37,309

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$23.93		$23.61	$21.93	$16.24	$15.31	$14.62

Net investment income (loss) (a)	0.06		(0.19)	(0.19)	(0.22)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.67)		0.51	1.87	5.93	1.05	0.78

Total from investment operations	(0.61)		0.32	1.68	5.71	0.93	0.69

Less dividends:
From net investment income	—		—	—	(0.02)	—	(0.00)‡

Net asset value at end of period	$23.32		$23.93	$23.61	$21.93	$16.24	$15.31

Total investment return (b)	(2.55	%)(c)	1.36%	7.66%	35.18%	6.07%	4.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	% ††	(0.80%)	(0.82%)	(1.13%)	(0.74%)	(0.57%)
Net expenses	2.29	% ††	2.26%	2.27%	2.35%	2.43%	2.38%
Expenses (before waiver/reimbursement)	2.29	% ††	2.26%	2.27%	2.35%	2.43%	2.41%
Portfolio turnover rate	32%		39%	36%	38%	32%	45%
Net assets at end of period (in 000’s)	$19,451		$21,433	$21,326	$21,323	$16,036	$17,589

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$27.02		$26.39	$24.20	$17.76	$16.53	$15.67

Net investment income (loss) (a)	0.23		0.12	0.12	0.03	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.75)		0.57	2.07	6.51	1.13	0.86

Total from investment operations	(0.52)		0.69	2.19	6.54	1.23	0.96

Less dividends:
From net investment income	(0.10)		(0.06)	—	(0.10)	—	(0.10)

Net asset value at end of period	$26.40		$27.02	$26.39	$24.20	$17.76	$16.53

Total investment return (b)	(1.93	%)(c)	2.63%	9.05%	36.99%	7.44%	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82	% ††	0.44%	0.47%	0.15%	0.57%	0.60%
Net expenses	1.00	% ††	1.00%	0.99%	1.04%	1.13%	1.10%
Portfolio turnover rate	32%		39%	36%	38%	32%	45%
Net assets at end of period (in 000’s)	$321,926		$320,016	$263,613	$314,781	$167,135	$173,456

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,			July 31, 2012** through October 31,
Class R1	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$26.96		$26.34	$24.18	$17.76	$17.05

Net investment income (loss) (a)	0.22		0.10	0.09	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	(0.75)		0.56	2.07	6.50	0.71

Total from investment operations	(0.53)		0.66	2.16	6.51	0.71

Less dividends:
From net investment income	(0.07)		(0.04)	—	(0.09)	—

Net asset value at end of period	$26.36		$26.96	$26.34	$24.18	$17.76

Total investment return (b)	(1.95	%)(c)	2.50%	8.93%	36.82%	4.16	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	% ††	0.35%	0.34%	0.04%	(0.03	%)††
Net expenses	1.10	% ††	1.10%	1.09%	1.14%	1.26	% ††
Portfolio turnover rate	32%		39%	36%	38%	32%
Net assets at end of period (in 000’s)	$81		$81	$71	$55	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			July 31, 2012** through October 31,
Class R2	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$26.28		$25.70	$23.65	$17.37	$16.69

Net investment income (loss) (a)	0.18		0.01	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.73)		0.57	2.02	6.37	0.69

Total from investment operations	(0.55)		0.58	2.05	6.33	0.68

Less dividends:
From net investment income	0.00	‡	—	—	(0.05)	—

Net asset value at end of period	$25.73		$26.28	$25.70	$23.65	$17.37

Total investment return (b)	(2.08	%)(c)	2.26%	8.67%	36.50%	4.07	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	% ††	0.03%	0.12%	(0.18%)	(0.27	%)††
Net expenses	1.35	% ††	1.35%	1.34%	1.40%	1.51	% ††
Portfolio turnover rate	32%		39%	36%	38%	32%
Net assets at end of period (in 000’s)	$90		$90	$39	$36	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$23.88

Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss) on investments	1.88

Total from investment operations	1.90

Net asset value at end of period	$25.78

Total investment return (b)	7.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.41%
Net expenses††	1.60%
Portfolio turnover rate	32%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Small Cap Fund (formerly MainStay U.S. Small Cap Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or

20	MainStay Epoch U.S. Small Cap Fund

unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to

21

Notes to Financial Statements (Unaudited) (continued)

distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

22	MainStay Epoch U.S. Small Cap Fund

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2016, the effective management fee rate was 0.85%.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $2,311,569.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor

receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$38
Class R2	43
Class R3	4

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,179 and $9,828, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $249, $60, $21,144 and $458, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$55,041
Investor Class	151,184
Class B	37,852
Class C	37,548
Class I	151,201
Class R1	37
Class R2	41
Class R3	4

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

23

Notes to Financial Statements (Unaudited) (continued)

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$70,943,809	22.0%
Class R1	39,008	48.1
Class R2	38,645	43.0
Class R3	26,987	100.0

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $46,677,966 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$5,417 41,261	$	— —
Total	$46,678		$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$650,006

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $185,323 and $173,901, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	173,775	$4,346,054
Shares issued to shareholders in reinvestment of dividends and distributions	5,028	126,211
Shares redeemed	(433,885)	(10,753,721)

Net increase (decrease) in shares outstanding before conversion	(255,082)	(6,281,456)
Shares converted into Class A (See Note 1)	27,435	645,824
Shares converted from Class A (See Note 1)	(22,122)	(552,392)

Net increase (decrease)	(249,769)	$(6,188,024)

Year ended October 31, 2015:
Shares sold	487,461	$12,965,137
Shares redeemed	(843,004)	(22,366,257)

Net increase (decrease) in shares outstanding before conversion	(355,543)	(9,401,120)
Shares converted into Class A (See Note 1)	160,342	4,361,257
Shares converted from Class A (See Note 1)	(79,729)	(2,056,732)

Net increase (decrease)	(274,930)	$(7,096,595)

24	MainStay Epoch U.S. Small Cap Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	86,930	$2,122,650
Shares redeemed	(204,804)	(5,020,727)

Net increase (decrease) in shares outstanding before conversion	(117,874)	(2,898,077)
Shares converted into Investor Class (See Note 1)	74,634	1,847,759
Shares converted from Investor Class (See Note 1)	(17,777)	(443,538)

Net increase (decrease)	(61,017)	$(1,493,856)

Year ended October 31, 2015:
Shares sold	191,616	$5,038,821
Shares redeemed	(431,638)	(11,361,035)

Net increase (decrease) in shares outstanding before conversion	(240,022)	(6,322,214)
Shares converted into Investor Class (See Note 1)	184,058	4,776,268
Shares converted from Investor Class (See Note 1)	(139,886)	(3,785,399)

Net increase (decrease)	(195,850)	$(5,331,345)

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	51,770	$1,149,087
Shares redeemed	(78,260)	(1,738,567)

Net increase (decrease) in shares outstanding before conversion	(26,490)	(589,480)
Shares converted from Class B (See Note 1)	(65,794)	(1,497,653)

Net increase (decrease)	(92,284)	$(2,087,133)

Year ended October 31, 2015:
Shares sold	115,634	$2,812,732
Shares redeemed	(164,673)	(3,983,642)

Net increase (decrease) in shares outstanding before conversion	(49,039)	(1,170,910)
Shares converted from Class B (See Note 1)	(136,057)	(3,295,394)

Net increase (decrease)	(185,096)	$(4,466,304)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	34,689	$785,517
Shares redeemed	(96,349)	(2,187,935)

Net increase (decrease)	(61,660)	$(1,402,418)

Year ended October 31, 2015:
Shares sold	123,986	$3,012,024
Shares redeemed	(131,502)	(3,185,103)

Net increase (decrease)	(7,516)	$(173,079)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,370,016	$34,558,902
Shares issued to shareholders in reinvestment of dividends and distributions	43,992	1,129,284
Shares redeemed	(1,066,508)	(27,203,389)

Net increase (decrease)	347,500	$8,484,797

Year ended October 31, 2015:
Shares sold	3,705,330	$101,342,524
Shares issued to shareholders in reinvestment of dividends and distributions	23,816	638,966
Shares redeemed	(1,874,502)	(50,144,112)

Net increase (decrease)	1,854,644	$51,837,378

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	90	$2,268
Shares issued to shareholders in reinvestment of dividends and distributions	8	216
Shares redeemed	(30)	(778)

Net increase (decrease)	68	$1,706

Year ended October 31, 2015:
Shares sold	296	$8,180
Shares issued to shareholders in reinvestment of dividends and distributions	4	106
Shares redeemed	(5)	(147)

Net increase (decrease)	295	$8,139

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	162	$4,011
Shares issued to shareholders in reinvestment of dividends and distributions	1	14
Shares redeemed	(103)	(2,385)

Net increase (decrease)	60	$1,640

Year ended October 31, 2015:
Shares sold	2,113	$57,283
Shares redeemed	(186)	(4,835)

Net increase (decrease)	1,927	$52,448

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	1,047	$25,000

Net increase (decrease)	1,047	$25,000

(a)	Inception date was February 29, 2016.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s

26	MainStay Epoch U.S. Small Cap Fund

compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The

Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as

28	MainStay Epoch U.S. Small Cap Fund

compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch U.S. Small Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695302 MS164-16	MSEUSC10-06/16 (NYLIM) NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.21 4.93%	1.67 6.46%	4.18 5.40%	0.87 0.87%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.20 4.92	1.64 6.43	4.06 5.28	0.93 0.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.68 4.68	5.15 6.15	5.00 5.00	1.18 1.18
Class I Shares	No Sales Charge		4.96	6.73	5.67	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays New York Municipal Bond Index[3]	3.49%	5.46%	3.77%
Average Lipper New York Municipal Debt Fund[4]	3.60	5.09	3.44

3.	The Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper New York Municipal Debt Fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,049.30	$3.82	$1,021.10	$3.77

Investor Class Shares	$1,000.00	$1,049.20	$3.97	$1,021.00	$3.92

Class C Shares	$1,000.00	$1,046.80	$5.24	$1,019.70	$5.17

Class I Shares	$1,000.00	$1,049.60	$2.55	$1,022.40	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.78% for Investor Class, 1.03% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

General	24.5%
Development	15.8
General Obligation	10.2
Higher Education	10.0
Water	8.5
Tobacco Settlement	8.1
Medical	6.9
Transportation	6.6
Utilities	3.1
Facilities	3.0

Airport	2.3%
Nursing Homes	1.6
Education	0.9
Closed–End Fund	0.8
Multi Family Housing	0.4
School District	0.4
Power	0.1
Other Assets, Less Liabilities	–3.2%

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 0.52%–5.00%, due 8/1/22–2/1/42

2.	Saratoga County Water Authority, Revenue Bonds, 4.00%–5.00%, due 9/1/38–9/1/48

3.	Territory of Guam, Revenue Bonds, 5.00%–6.50%, due 12/1/24–11/1/40

4.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51

5.	Metropolitan Transportation Authority, Revenue Bonds, 5.00%, due 11/15/34–11/15/42
6.	New York City Water & Sewer System, Revenue Bonds, 0.52%–5.00%, due 6/15/32–6/15/34

7.	Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds, 5.125%, due 6/1/46

8.	Niagara Falls NY, Limited General Obligation, 2.25%–3.00%, due 5/15/26–5/15/37

9.	Long Island Power Authority, Revenue Bonds, 5.00%, due 9/1/44–9/1/45

10.	New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds, 5.00%–6.375%, due 1/1/31–1/1/39

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 4.93% for Class A shares, 4.92% for Investor Class shares and 4.68% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 4.96%. For the six months ended April 30, 2016, all share classes outperformed the 3.49% return of the Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 3.60% return of the Average Lipper2 New York Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund emphasized longer-maturity bonds and medium- to lower-quality credits during the reporting period. This positioning contributed positively to the Fund’s performance relative to the Barclays New York Municipal Bond Index, as the municipal yield curve3 flattened and credit spreads4 narrowed. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure to tobacco bonds also produced significant outperformance relative to the Index as tobacco credit fundamentals improved with declining oil prices. Our security selection among insured Puerto Rico bonds and among credits issued by the Territory of Guam also helped performance relative to the Barclays New York Municipal Bond Index. The Fund’s underweight exposure to several high-quality sectors (transportation, water/sewer and local general obligation bonds) modestly detracted from the Fund’s relative performance, as did exposure to bonds with coupons of 2% to 4.875%.

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration close to that of the average duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. The Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal bonds rated below investment grade. These bonds may differ from those included in the Barclays New York Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the Fund’s investable universe, as we did during the reporting period. At the end of the reporting period, the Fund’s modified duration to worst6 was 5.7 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate combined with strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads. Our expectation of a flatter yield curve and continued spread tightening were therefore significant drivers of Fund positioning during the reporting period, and the Fund’s positive cash flow was invested accordingly. In the primary and secondary markets alike, we found attractive opportunities to invest in bonds maturing in more than 20 years, with an emphasis on credit-sensitive securities. The risk of a Puerto Rico debt restructuring continued to loom over the market, and uninsured Puerto Rico bonds produced negative absolute returns during the reporting period. The Fund maintained its Puerto Rico exposure exclusively in bonds insured by a monoline insurer. The Fund also maintained a high degree of liquidity to combat the decline in capital committed to the market from our broker/dealer counterparties.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund maintained a longer maturity and a lower rating profile than the Barclays New York Municipal Bond Index. This strategy made a positive contribution to the Fund’s performance, as credit spreads for bonds rated A

1.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

and BBB7 and bonds with below-investment-grade ratings narrowed more than spreads for higher-rated bonds. The Fund’s tobacco-backed holdings were the strongest sector, and these bonds provided returns that were more than twice the return of the Barclays New York Municipal Bond Index. Other strong sectors were education and health care. Guam-backed bonds and insured Puerto Rico holdings also generated returns in excess of the Index. Although the Fund’s allocations to local general obligation bonds and water/sewer bonds produced positive absolute returns, the Fund’s underweight exposures to these market segments detracted from performance relative to the benchmark.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not materially change from the prior reporting period. We continued to emphasize a well-diversified portfolio with exposure to infrequent municipal issuers, and we maintained a bias toward individual security selection (as opposed to top-down portfolio construction). We believed that the scarcity value of the Fund’s infrequent issuers would enhance the performance of those bonds over time. Sectors that we continued to favor and that were marginally increased included transportation, tobacco, dedicated tax and water/sewer. We decreased the Fund’s exposures to the industrial development revenue, higher education and health care sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held an overweight position relative to the Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund also held an overweight position relative to the Index in credits rated BBB. As of April 30, 2016, the Fund held approximately 15.6% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund held underweight positions relative to the Barclays New York Municipal Bond Index in securities rated AA and AAA8 and in bonds with maturities of less than 10 years.

7.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value

Municipal Bonds 102.4%†
Airport 2.3%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23 (a)	$500,000	$548,345
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,212,340
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds
Series A 5.00%, due 4/1/24 (a)	590,000	701,120
Series A 5.00%, due 4/1/27 (a)	700,000	811,160
Series A 5.00%, due 4/1/29 (a)	325,000	372,252

		3,645,217

Development 15.8%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
6.00%, due 7/15/30	790,000	904,740
6.25%, due 7/15/40	1,560,000	1,796,964
6.375%, due 7/15/43	500,000	577,360
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	968,373
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,089,370
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,135,220
5.00%, due 8/1/42	1,000,000	1,112,050
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,139,290
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	570,615
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	524,353

	Principal Amount	Value

Development (continued)
New York City Industrial Development Agency, American Airlines-JFK International Airport, Revenue Bonds 7.625%, due 8/1/25 (a)(c)	$2,600,000	$2,671,786
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,658,925
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,206,986
Class 3 6.375%, due 7/15/49	545,000	614,220
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,175,210
Class 3 5.00%, due 3/15/44	500,000	561,235
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,658,295
5.75%, due 11/15/51	1,500,000	1,792,065
Class 3 7.25%, due 11/15/44 (b)	500,000	617,025
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	950,000	1,094,172
Insured: AGM 6.00%, due 12/1/42	1,110,000	1,314,865
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,000,000	1,142,790

		25,325,909

Education 0.9%
Build NYC Resource Corp., Revenue Bonds 5.00%, due 7/1/45	1,120,000	1,287,742
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	200,492

		1,488,234

Facilities 3.0%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,224,760

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Facilities (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	$200,000	$214,934
Puerto Rico Public Buildings Authority, Revenue Bonds Series H, Insured: AMBAC 5.50%, due 7/1/16	500,000	502,525
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	1,000,000	1,205,860
Series A 7.00%, due 11/15/39	500,000	607,285

		4,755,364

General 24.5%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	750,000	824,993
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A, Insured: NATL-RE 4.50%, due 2/15/47	615,000	630,055
Series A 5.25%, due 2/15/47	1,400,000	1,601,642
Series A 5.75%, due 2/15/47	525,000	617,783
♦New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	474,853
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,816,721
Insured: AMBAC 5.00%, due 1/1/39	560,000	570,730
Insured: AGC 6.375%, due 1/1/39	500,000	567,270
New York City Industrial Development Agency, Special Facilities, Revenue Bonds Series A 4.50%, due 5/1/16	250,000	250,055
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,142,210

	Principal Amount	Value

General (continued)
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
(zero coupon), due 3/1/40	$380,000	$157,582
Insured: AGC (zero coupon), due 3/1/44	500,000	174,485
(zero coupon), due 3/1/45	200,000	67,018
Insured: AGC (zero coupon), due 3/1/46	3,250,000	1,048,580
Insured: AGC (zero coupon), due 3/1/47	1,115,000	347,434
New York City NY, Housing Development Corp. Series A 5.00%, due 7/1/23	1,400,000	1,724,520
New York City Transitional Finance Authority, Building Aid Revenue, Revenue Bonds Series S 6.00%, due 7/15/38	500,000	556,370
♦New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-3 0.52%, due 8/1/22 (c)	3,200,000	3,200,000
Series 2A 0.52%, due 11/1/22 (c)	2,000,000	2,000,000
Subseries E-1 4.00%, due 2/1/42	2,000,000	2,185,700
5.00%, due 5/1/28	500,000	542,744
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,162,840
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,771,935
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,002,020
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/17	1,010,000	1,041,714
Series C, Insured: AMBAC 5.50%, due 7/1/18	1,080,000	1,118,880
Series C, Insured: AMBAC 5.50%, due 7/1/23	100,000	104,032
Series C, Insured: AMBAC 5.50%, due 7/1/24	605,000	630,150
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	85,000	87,497

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General (continued)
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	$1,000,000	$1,203,780
♦Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	1,500,000	1,740,615
Series A 5.375%, due 12/1/24	1,125,000	1,268,707
Series A 5.75%, due 12/1/34	500,000	560,000
Series A 6.50%, due 11/1/40	2,000,000	2,415,400
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,339,068
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	750,000	843,173
Virgin Islands Public Finance Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,339,068
Series C 5.00%, due 10/1/39	1,000,000	1,070,880

		39,200,504

General Obligation 10.2%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	630,030
Series A 5.00%, due 4/1/28	400,000	499,948
Commonwealth of Puerto Rico, Public Improvement Project, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	250,000	252,960
Insured: AGM 5.25%, due 7/1/20	375,000	392,753
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	859,868
Series A, Insured: AGC 5.50%, due 7/1/29	225,000	240,797
County of Nassau NY, General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,097,000

	Principal Amount	Value

General Obligation (continued)
County of Rockland NY, Limited General Obligation
Insured: BAM 5.00%, due 6/1/24	$500,000	$611,190
Insured: BAM 5.00%, due 6/1/25	560,000	689,573
Insured: BAM 5.00%, due 6/1/26	550,000	682,781
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	563,300
Insured: AGM 4.00%, due 1/15/32	315,000	351,716
Insured: AGM 4.00%, due 1/15/33	250,000	278,460
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	548,775
♦Niagara Falls NY, Limited General Obligation
Insured: BAM 2.25%, due 5/15/26	400,000	396,828
Insured: BAM 3.00%, due 5/15/30	1,000,000	1,000,540
Insured: BAM 3.00%, due 5/15/31	1,000,000	998,080
Insured: BAM 3.00%, due 5/15/32	325,000	322,355
Insured: BAM 3.00%, due 5/15/36	450,000	434,327
Insured: BAM 3.00%, due 5/15/37	400,000	383,524
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,416,862
State of New York, General Obligation Series B, Insured: AMBAC 0.572%, due 3/14/31 (c)	1,600,000	1,530,000
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	328,595
Syracuse Airport Terminal Security Access Improvement, Revenue Bonds Series A 4.00%, due 11/1/16 (a)	1,075,000	1,093,092
Town of Oyster Bay NY, Public Improvement Project, General Obligation
Series B 4.00%, due 12/1/20	100,000	106,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Town of Oyster Bay NY, Public Improvement Project, General Obligation (continued)
Series A, Insured: BAM 5.00%, due 1/15/28	$500,000	$598,300

		16,308,531

Higher Education 10.0%
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,299,972
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	365,000	333,636
Series A-1 5.00%, due 8/1/46	1,250,000	1,199,125
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,125,410
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,168,300
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	385,094
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	440,000	467,610
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,727,610
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,192,290
New York State Dormitory Authority, Icahn School of Medicine, Revenue Bonds Series A 2.50%, due 7/1/16	975,000	978,256
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.25%, due 7/1/48	755,000	829,179

	Principal Amount	Value

Higher Education (continued)
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	$210,000	$247,136
6.00%, due 7/1/50	1,500,000	1,811,520
New York State Dormitory Authority, Touro College & University System, Revenue Bonds Series A 5.50%, due 1/1/39	350,000	389,249
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,110,690
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	587,245
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,197,960

		16,050,282

Medical 6.9%
Albany Industrial Development Agency, St. Peter’s Hospital Project, Revenue Bonds Series A 5.25%, due 11/15/32	1,400,000	1,499,708
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	613,273
Series A 5.00%, due 12/1/42	1,000,000	1,118,370
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	284,920
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	671,256
Series B 5.00%, due 7/1/32	390,000	436,316
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	1,024,145

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Medical (continued)
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	$1,500,000	$1,716,465
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	965,000	1,152,963
5.00%, due 7/1/42	500,000	612,210
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	285,697
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/46	1,500,000	1,713,840

		11,129,163

Multi Family Housing 0.4%
Housing Development Corp., Revenue Bonds Series G-1 3.85%, due 11/1/45	615,000	638,056

Nursing Homes 1.6%
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,787,337
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	750,000	830,168

		2,617,505

Power 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: NATL-RE 5.00%, due 7/1/23	115,000	115,924

School District 0.4%
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	726,293

	Principal Amount	Value

Tobacco Settlement 8.1%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	$750,000	$801,315
Children’s Trust Fund, Asset Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	15,000,000	1,354,200
♦Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds Series A-3 5.125%, due 6/1/46	4,015,000	3,838,862
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	969,490
Series A 5.00%, due 6/1/45	145,000	138,371
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	3,500,000	912,415
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	571,040
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	850,000	950,674
Series B 5.375%, due 6/1/28	825,000	831,055
Series B 6.00%, due 6/1/48	1,000,000	1,008,600
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	280,000	279,986
Series 1 5.125%, due 6/1/42	980,000	964,712
Ulster Tobacco Asset Securitization Corp., Revenue Bonds 6.75%, due 6/1/30	100,000	100,008
Westchester Tobacco Asset Securitization, Revenue Bonds 5.125%, due 6/1/38	210,000	210,042

		12,930,770

Transportation 6.6%
♦Metropolitan Transportation Authority, Revenue Bonds
Series F 5.00%, due 11/15/34	1,000,000	1,210,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Transportation (continued)
♦Metropolitan Transportation Authority, Revenue Bonds (continued)
Series C-1 5.00%, due 11/15/35	$750,000	$903,375
Series A1 5.00%, due 11/15/36	1,000,000	1,203,100
Series E 5.00%, due 11/15/42	890,000	1,035,213
Port Authority of New York & New Jersey, Revenue Bonds Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,714,260
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,031,513
Series N, Insured: AGC 5.25%, due 7/1/36	1,045,000	1,081,251
Triborough Bridge & Tunnel Authority, Revenue Bonds Series B 5.00%, due 11/15/45	2,000,000	2,384,740

		10,563,612

Utilities 3.1%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,408,210
♦Long Island Power Authority, Revenue Bonds
Series A 5.00%, due 9/1/44	2,000,000	2,313,860
Series B 5.00%, due 9/1/45	1,000,000	1,168,020

		4,890,090

Water 8.5%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	282,953
Series A 4.00%, due 1/1/33	425,000	477,904
Series A 4.00%, due 1/1/34	250,000	279,075
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	1,000,000	1,147,700
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	855,600

	Principal Amount	Value

Water (continued)
♦New York City Water & Sewer System, Revenue Bonds
Series AA-3 0.52%, due 6/15/32 (c)	$3,000,000	$3,000,000
Series DD 5.00%, due 6/15/34	1,000,000	1,197,610
♦ Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	5,000,000	5,499,950
5.00%, due 9/1/38	810,000	890,878

		13,631,670

Total Municipal Bonds (Cost $155,898,282)		164,017,124

	Shares
Closed–End Fund 0.8%
New York 0.8%
Nuveen New York AMT-Free Municipal Income Fund	84,540	1,173,415

Total Closed–End Fund (Cost $1,146,025)		1,173,415

Total Investments (Cost $157,044,307) (d)	103.2%	165,190,539
Other Assets, Less Liabilities	(3.2)	(5,047,250)
Net Assets	100.0%	$160,143,289

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2016.

(d)	As of April 30, 2016, cost was $157,045,993 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,341,563
Gross unrealized depreciation	(197,017)

Net unrealized appreciation	$8,144,546

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(125)	June 2016	$(16,257,813)	$46,588

			$(16,257,813)	$46,588

1.	As of April 30, 2016 cash in the amount of $156,250 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$164,017,124	$—	$164,017,124
Closed-End Fund	1,173,415	—	—	1,173,415

Total Investments in Securities	1,173,415	164,017,124	—	165,190,539

Other Financial Instruments
Futures Contracts Short (b)	46,588	—	—	46,588

Total Investments in Securities and Other Financial Instruments	$1,220,003	$164,017,124	$—	$165,237,127

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $157,044,307)	$165,190,539
Cash	3,832,053
Cash collateral on deposit at broker	156,250
Receivables:
Dividends and interest	2,111,840
Fund shares sold	1,440,936
Investment securities sold	1,141,074
Other assets	8,143

Total assets	173,880,835

Liabilities
Payables:
Investment securities purchased	13,368,020
Fund shares redeemed	109,362
Manager (See Note 3)	49,933
Professional fees	29,123
NYLIFE Distributors (See Note 3)	28,986
Variation margin on futures contracts	13,672
Custodian	5,438
Shareholder communication	5,378
Transfer agent (See Note 3)	4,262
Accrued expenses	519
Dividend payable	122,853

Total liabilities	13,737,546

Net assets	$160,143,289

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,038
Additional paid-in capital	154,247,776

154,262,814
Undistributed net investment income	7,574
Accumulated net realized gain (loss) on investments and futures transactions	(2,319,919)
Net unrealized appreciation (depreciation) on investments and futures contracts	8,192,820

Net assets	$160,143,289

Class A
Net assets applicable to outstanding shares	$84,253,239

Shares of beneficial interest outstanding	7,912,354

Net asset value per share outstanding	$10.65
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.15

Investor Class
Net assets applicable to outstanding shares	$281,876

Shares of beneficial interest outstanding	26,474

Net asset value per share outstanding	$10.65
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.15

Class C
Net assets applicable to outstanding shares	$31,694,878

Shares of beneficial interest outstanding	2,976,050

Net asset value and offering price per share outstanding	$10.65

Class I
Net assets applicable to outstanding shares	$43,913,296

Shares of beneficial interest outstanding	4,123,083

Net asset value and offering price per share outstanding	$10.65

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,694,570
Dividends	29,674

Total income	2,724,244

Expenses
Manager (See Note 3)	318,888
Distribution/Service—Class A (See Note 3)	83,526
Distribution/Service—Investor Class (See Note 3)	267
Distribution/Service—Class C (See Note 3)	61,622
Professional fees	30,616
Transfer agent (See Note 3)	15,970
Shareholder communication	6,334
Custodian	6,037
Registration	4,395
Trustees	1,315
Miscellaneous	5,077

Total expenses before waiver/reimbursement	534,047
Expense waiver/reimbursement from Manager (See Note 3)	(65,706)

Net expenses	468,341

Net investment income (loss)	2,255,903

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	260,243
Futures transactions	(408,339)

Net realized gain (loss) on investments and futures transactions	(148,096)

Net change in unrealized appreciation (depreciation) on:
Investments	3,931,425
Futures contracts	(3,918)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,927,507

Net realized and unrealized gain (loss) on investments and futures transactions	3,779,411

Net increase (decrease) in net assets resulting from operations	$6,035,314

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,255,903	$4,111,282
Net realized gain (loss) on investments and futures transactions	(148,096)	118,013
Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,927,507	(308,864)

Net increase (decrease) in net assets resulting from operations	6,035,314	3,920,431

Dividends to shareholders:
From net investment income:
Class A	(1,174,748)	(1,346,248)
Investor Class	(3,769)	(5,903)
Class C	(398,251)	(331,104)
Class I	(678,943)	(2,427,936)

Total dividends to shareholders	(2,255,711)	(4,111,191)

Capital share transactions:
Net proceeds from sale of shares	70,281,110	63,629,777
Net asset value of shares issued to shareholders in reinvestment of dividends	1,588,262	2,800,849
Cost of shares redeemed	(26,230,852)	(57,202,740)

Increase (decrease) in net assets derived from capital share transactions	45,638,520	9,227,886

Net increase (decrease) in net assets	49,418,123	9,037,126

Net Assets
Beginning of period	110,725,166	101,688,040

End of period	$160,143,289	$110,725,166

Undistributed net investment income at end of period	$7,574	$7,382

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			May 14, 2012** through October 31,
Class A	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$10.33		$10.35	$9.50	$10.38	$10.00

Net investment income (loss)	0.19		0.37	0.38	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.32		(0.02)	0.85	(0.84)	0.38

Total from investment operations	0.51		0.35	1.23	(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.38)	(0.36)	(0.14)
From net realized gain on investments	—		—	—	(0.04)	—

Total dividends and distributions	(0.19)		(0.37)	(0.38)	(0.40)	(0.14)

Net asset value at end of period	$10.65		$10.33	$10.35	$9.50	$10.38

Total investment return (a)	4.93	%(b)	3.47%	13.21%	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52	%††	3.60%	3.82%	3.61%	3.46	%††
Net expenses	0.75	%††	0.75%	0.75%	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	0.85	%††	0.86%	0.85%	0.92%	1.13	%††
Portfolio turnover rate	6%		19%	48%	61%	67%
Net assets at end of period (in 000’s)	$84,253		$52,996	$24,453	$19,314	$2,368

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,			May 14, 2012** through October 31,
Investor Class	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$10.33		$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.18		0.37	0.37	0.34	0.13
Net realized and unrealized gain (loss) on investments	0.32		(0.02)	0.84	(0.83)	0.38

Total from investment operations	0.50		0.35	1.21	(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.18)		(0.37)	(0.37)	(0.34)	(0.13)
From net realized gain on investments	—		—	—	(0.04)	—

Total dividends and distributions	(0.18)		(0.37)	(0.37)	(0.38)	(0.13)

Net asset value at end of period	$10.65		$10.33	$10.35	$9.51	$10.38

Total investment return (a)	4.92	%(b)	3.42%	12.95%	(4.86%)	5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52	%††	3.56%	3.71%	3.41%	3.18	%††
Net expenses	0.78	%††	0.81%	0.87%	0.98%	0.92	%††
Expenses (before waiver/reimbursement)	0.88	%††	0.92%	0.97%	1.15%	1.30	%††
Portfolio turnover rate	6%		19%	48%	61%	67%
Net assets at end of period (in 000’s)	$282		$188	$165	$95	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			May 14, 2012** through October 31,
Class C	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$10.34		$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.17		0.34	0.34	0.32	0.12
Net realized and unrealized gain (loss) on investments	0.31		(0.01)	0.84	(0.83)	0.38

Total from investment operations	0.48		0.33	1.18	(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.17)		(0.34)	(0.34)	(0.32)	(0.12)
From net realized gain on investments	—		—	—	(0.04)	—

Total dividends and distributions	(0.17)		(0.34)	(0.34)	(0.36)	(0.12)

Net asset value at end of period	$10.65		$10.34	$10.35	$9.51	$10.38

Total investment return (a)	4.68	%(b)	3.25%	12.66%	(5.11%)	5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23	%††	3.27%	3.45%	3.11%	2.96	%††
Net expenses	1.03	%††	1.06%	1.12%	1.23%	1.17	%††
Expenses (before waiver/reimbursement)	1.13	%††	1.17%	1.22%	1.40%	1.55	%††
Portfolio turnover rate	6%		19%	48%	61%	67%
Net assets at end of period (in 000’s)	$31,695		$18,013	$5,538	$3,166	$601

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,			May 14, 2012** through October 31,
Class I	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$10.34		$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.20		0.40	0.41	0.39	0.15
Net realized and unrealized gain (loss) on investments	0.31		(0.01)	0.84	(0.83)	0.38

Total from investment operations	0.51		0.39	1.25	(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.20)		(0.40)	(0.41)	(0.39)	(0.15)
From net realized gain on investments	—		—	—	(0.04)	—

Total dividends and distributions	(0.20)		(0.40)	(0.41)	(0.43)	(0.15)

Net asset value at end of period	$10.65		$10.34	$10.35	$9.51	$10.38

Total investment return (a)	4.96	%(b)	3.84%	13.37%	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78	%††	3.86%	4.09%	3.87%	3.21	%††
Net expenses	0.50	%††	0.50%	0.50%	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	0.60	%††	0.61%	0.60%	0.67%	0.88	%††
Portfolio turnover rate	6%		19%	48%	61%	67%
Net assets at end of period (in 000’s)	$43,913		$39,528	$71,532	$52,307	$52,619

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

22	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date was on May 14, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

23

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or

24	MainStay New York Tax Free Opportunities Fund

Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effec-

tive interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a

25

Notes to Financial Statements (Unaudited) (continued)

futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 3016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$46,588	$46,588

Total Fair Value		$46,588	$46,588

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(408,339)	$(408,339)

Total Realized Gain (Loss)		$(408,339)	$(408,339)

26	MainStay New York Tax Free Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(3,918)	$(3,918)

Total Change in Unrealized Appreciation (Depreciation)		$(3,918)	$(3,918)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(16,101,888)	$(16,101,888)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $318,888 and waived its fees and/or reimbursed expenses in the amount of $65,706.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,168 and $482, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $3,376 and $2,444, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month

27

Notes to Financial Statements (Unaudited) (continued)

period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$6,346
Investor Class	53
Class C	6,158
Class I	3,413

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $2,119,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,457	$663

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$33,137
Exempt Interest Dividends	4,078,054
Total	$4,111,191

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $61,814 and $7,938, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	3,311,986	$34,840,901
Shares issued to shareholders in reinvestment of dividends and distributions	82,203	865,893
Shares redeemed	(612,029)	(6,446,966)

Net increase (decrease) in shares outstanding before conversion	2,782,160	29,259,828
Shares converted into Class A (See Note 1)	1,933	20,269

Net increase (decrease)	2,784,093	$29,280,097

Year ended October 31, 2015:
Shares sold	3,575,678	$36,977,406
Shares issued to shareholders in reinvestment of dividends and distributions	96,029	993,631
Shares redeemed	(909,699)	(9,394,834)

Net increase (decrease) in shares outstanding before conversion	2,762,008	28,576,203
Shares converted into Class A (See Note 1)	2,822	29,010

Net increase (decrease)	2,764,830	$28,605,213

28	MainStay New York Tax Free Opportunities Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	9,872	$103,974
Shares issued to shareholders in reinvestment of dividends and distributions	325	3,416
Shares redeemed	(17)	(174)

Net increase (decrease) in shares outstanding before conversion	10,180	107,216
Shares converted from Investor Class (See Note 1)	(1,933)	(20,269)

Net increase (decrease)	8,247	$86,947

Year ended October 31, 2015:
Shares sold	8,362	$86,549
Shares issued to shareholders in reinvestment of dividends and distributions	534	5,543
Shares redeemed	(3,747)	(39,104)

Net increase (decrease) in shares outstanding before conversion	5,149	52,988
Shares converted from Investor Class (See Note 1)	(2,822)	(29,010)

Net increase (decrease)	2,327	$23,978

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,422,905	$14,939,842
Shares issued to shareholders in reinvestment of dividends and distributions	19,763	208,240
Shares redeemed	(209,359)	(2,200,639)

Net increase (decrease)	1,233,309	$12,947,443

Year ended October 31, 2015:
Shares sold	1,307,694	$13,505,351
Shares issued to shareholders in reinvestment of dividends and distributions	19,331	200,076
Shares redeemed	(119,518)	(1,234,486)

Net increase (decrease)	1,207,507	$12,470,941

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,938,131	$20,396,393
Shares issued to shareholders in reinvestment of dividends and distributions	48,478	510,713
Shares redeemed	(1,687,673)	(17,583,073)

Net increase (decrease)	298,936	$3,324,033

Year ended October 31, 2015:
Shares sold	1,259,683	$13,060,471
Shares issued to shareholders in reinvestment of dividends and distributions	153,786	1,601,599
Shares redeemed	(4,501,263)	(46,534,316)

Net increase (decrease)	(3,087,794)	$(31,872,246)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

30	MainStay New York Tax Free Opportunities Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it

32	MainStay New York Tax Free Opportunities Fund

provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

33

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay New York Tax Free Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696253 MS164-16	MSNTF10-06/16 (NYLIM) NL035

MainStay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Since Inception (12/17/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–2.04 0.99%	–2.10 0.92%	2.58 3.51%	1.00 1.00%
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–2.09 0.94	–2.22 0.80	2.42 3.35	1.12 1.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.32 0.67	–0.91 0.05	2.62 2.62	1.87 1.87
Class I Shares	No Sales Charge		1.22	1.28	3.77	0.75
Class R2 Shares	No Sales Charge		0.94	0.82	3.40	1.10
Class R3 Shares[3]	No Sales Charge		0.81	0.56	3.14	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class R2 shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[4]	1.30%	–1.01%	3.27%
Average Lipper High Yield Fund[5]	0.83	–2.38	2.59

4.	The BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,009.90	$5.00	$1,019.90	$5.02

Investor Class Shares	$1,000.00	$1,009.40	$5.60	$1,019.30	$5.62

Class C Shares	$1,000.00	$1,006.70	$9.33	$1,015.60	$9.37

Class I Shares	$1,000.00	$1,012.20	$3.75	$1,021.10	$3.77

Class R2 Shares	$1,000.00	$1,009.40	$5.50	$1,019.40	$5.52

Class R3 Shares[2,3]	$1,000.00	$1,050.00	$2.31	$1,006.10	$2.26

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Class A, 1.12% for Investor Class, 1.87% for Class C, 0.75% for Class I, 1.10% for Class R2 and 1.35% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class C, Class I and Class R2 ( to reflect the six-month period) and 61 days for Class R3 to (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.77 for Class R3 and the ending account value would have been $1,018.20 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/19

2.	NBTY, Inc., 5.00%–9.00%, due 10/1/18–4/26/23

3.	T-Mobile USA, Inc., 5.25%–6.542%, due 9/1/18–4/28/20

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%–7.375%, due 1/15/19–1/31/22

5.	Detour Gold Corp., 5.50%, due 11/30/17
6.	Yum! Brands, Inc., 3.875%–6.25%, due 3/15/18–11/1/20

7.	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.50%–6.625%, due 11/15/20–5/1/21

8.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

9.	Hughes Satellite Systems Corp., 6.50%, due 6/15/19

10.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 0.99% for Class A shares, 0.94% for Investor Class shares and 0.67% for Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned 1.22%, Class R2 shares returned 0.94% and Class R3 shares1 returned 0.81%. For the six months ended April 30, 2016, all share classes underperformed the 1.30% return of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,2 which is the Fund’s broad-based securities-market index. Over the same period, Class C and Class R3 shares underperformed—and all other share classes outperformed—the 0.83% return of the Average Lipper3 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed with a bottom-up investment style, which focuses on individual credit selection. Security selection in the health care sector was the largest contributor to the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. Within this sector, an overweight position in pharmaceutical companies that outperformed the Index and security selection in health facilities contributed to the Fund’s performance. An overweight position in metals/mining excluding steel and credit selection also contributed positively to performance as the sector outperformed because of rising commodity prices. In addition, the Fund’s positions in gold-related issuers and fallen angels (securities that had been downgraded to below investment grade) performed well. Security selection in the consumer goods sector benefited performance, as the Fund’s investments in select personal & household products companies outperformed the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

The Fund’s relative performance in the energy sector varied during the reporting period. An underweight position in oil field equipment & services and an overweight position in energy—exploration & production were the largest detractors from the Fund’s performance and led the Fund to underperform relative to the Index. An overweight position in energy—gas distribution helped the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment selection process. The modified duration to worst5 of the Fund as of April 30, 2016, was 1.83 years. The Fund’s duration was shorter than the 2.21-year duration of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. Overall, the Fund’s duration positioning did not have a material impact on the Fund’s performance.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Commodity prices and commodity high-yield bond prices continued to fall leading into 2016, exacerbated by the possibility of heavy defaults and the widespread fear that fallen angels would have a significantly negative market impact. The extreme investor pessimism reflected in energy and commodity prices created an opportunity to invest in the bonds of companies that have financial flexibility and optionality. The Fund invested in select energy—exploration & production, energy—gas distribution and metals/mining credits at attractive risk-adjusted yields. The Fund also invested in select investment-grade and fallen-angel issuers in these sectors at levels that we believed to be attractive.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, credit selection within the health care sector was the leading contributor to the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. Credit selection within the telecommunications and consumer goods sectors also contributed positively to the Fund’s performance.

During the reporting period, a slightly overweight position and credit selection in the energy sector detracted from the Fund’s performance relative to the Index. Detractors in this group included companies in the energy—exploration & production sector. Credit selection in the utility sector also detracted from the Fund’s relative performance.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund added a term-loan position in semiconductor company Micron Technology. The company’s bonds traded off substantially as price declines squeezed the company’s profitability. We believed that using a cycle view of profitability and replacement value of the manufacturing facilities, the company had substantial asset coverage, and we purchased the company’s floating-rate term loan for the Fund. The Fund purchased bonds of mining company Freeport-McMoRan during the reporting period. The sell-off in its bonds had a strong technical factor, exceeding the increased risk resulting from the sell-off in commodity prices during the fourth quarter of 2015. We believed that the market was focused on short-term commodity prices and misunderstood the long-term asset value of Freeport-McMoRan. We also believed that the company’s short-term financial flexibility supported our purchase of the company’s bonds at very attractive spreads.6

The Fund exited its position in Kratos Defense & Security Solutions during the reporting period. The company is a defense and specialized security technology business focused on electronic attack & warfare, radar, satellite, intelligence, reconnaissance, and missile system platforms. The environment for defense, contractors has become increasingly competitive, resulting in lower margins, frequent award protests and delays. The company also reported persistently weak operating results, negative free cash flow and continued credit-profile deterioration. With leverage at elevated levels, limited operational visibility in 2016, and concerns over Kratos Defense & Security Solutions’ ability to win future contracts in an uncertain defense budgetary environment, we believed that the downside risks far outweighed the positive business elements that had prompted our original investment decision.

The Fund tendered its bonds of Geo Group, which specializes in corrections, detention and mental-health treatment. The bonds were called and refinanced. We did not roll into the new deal, which had a longer term. We had concerns about the impact of prison and immigration reform on the for-profit prison sector and about whether Geo Group’s real estate investment trust (REIT) status would ensure that free cash flow would be distributed to equity holders rather than be used for debt reduction. The notes that were being refinanced had more restrictive covenants that acted to ensure that management would act in the interests of the note holders. These restrictions were absent from the new notes. Based on these increased risk factors, we felt that the new 10-year deal was priced too tightly at 6% and was inappropriate for our short-duration mandate.

How did the Fund’s sector weightings change during the reporting period?

We constructed a portfolio of what we considered to be higher-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. During the reporting period, we slightly increased the Fund’s weightings in the transportation and health care sectors. Over the same period, we decreased the Fund’s weightings in the energy and banking sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the automotive, consumer goods and retail sectors. As of the same date, the Fund held underweight positions relative to the Index in the banking, financial services and health care sectors.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.2%† Convertible Bonds 2.8%
Auto Parts & Equipment 0.4%
Exide Technologies 7.00% (7.00% Cash or 7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$2,977,599	$2,084,319

Mining 2.0%
♦Detour Gold Corp. 5.50%, due 11/30/17	10,660,000	11,053,087

Oil & Gas 0.4%
Stone Energy Corp. 1.75%, due 3/1/17	7,604,000	2,571,103

Total Convertible Bonds (Cost $20,184,604)		15,708,509

Corporate Bonds 87.2%
Aerospace & Defense 1.0%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	3,785,000	3,993,175
Spirit AeroSystems, Inc. 6.75%, due 12/15/20	1,600,000	1,658,000

		5,651,175

Airlines 0.2%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,179,920

Apparel 0.6%
Wolverine World Wide, Inc. 6.125%, due 10/15/20	3,225,000	3,349,969

Auto Manufacturers 1.0%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (c)	3,820,000	3,896,400
General Motors Financial Co., Inc. 4.75%, due 8/15/17	145,000	150,611
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (c)	670,000	688,425
4.25%, due 11/15/19 (c)	905,000	934,413

		5,669,849

Auto Parts & Equipment 4.8%
Dana Holding Corp. 6.75%, due 2/15/21	1,250,000	1,293,750
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	1,650,436	1,402,871

	Principal Amount	Value
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (c)	$1,140,000	$1,023,150
Meritor, Inc. 6.75%, due 6/15/21	270,000	255,150
♦Schaeffler Holding Finance B.V.
6.25% (6.25% Cash or 7.00% PIK), due 11/15/19 (c)(d)	3,193,000	3,328,702
6.875% (6.875% Cash or 7.625% PIK), due 8/15/18 (c)(d)	10,926,000	11,253,780
Tenneco, Inc. 6.875%, due 12/15/20	5,364,000	5,571,855
ZF North America Capital, Inc. 4.00%, due 4/29/20 (c)	2,875,000	3,004,375

		27,133,633

Beverages 0.1%
Constellation Brands, Inc. 3.875%, due 11/15/19	790,000	831,475

Building Materials 2.8%
Boise Cascade Co. 6.375%, due 11/1/20	3,190,000	3,186,012
Gibraltar Industries, Inc. 6.25%, due 2/1/21	631,000	640,465
Headwaters, Inc. 7.25%, due 1/15/19	1,540,000	1,586,200
Standard Industries, Inc. 5.125%, due 2/15/21 (c)	2,185,000	2,272,400
Summit Materials LLC / Summit Materials Finance Corp. 8.50%, due 4/15/22 (c)	1,000,000	1,060,000
USG Corp.
6.30%, due 11/15/16	2,815,000	2,893,820
7.875%, due 3/30/20 (c)	3,378,000	3,521,565
9.75%, due 1/15/18	305,000	342,363

		15,502,825

Chemicals 0.2%
Eagle Spinco, Inc. 4.625%, due 2/15/21	1,410,000	1,402,950

Commercial Services 2.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.875%, due 11/15/17	1,940,000	1,964,832
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (c)	950,000	957,125
Graham Holdings Co. 7.25%, due 2/1/19	1,000,000	1,070,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	$2,946,000	$2,806,065
Service Corp. International 7.625%, due 10/1/18	155,000	173,988
United Rentals North America, Inc.
7.375%, due 5/15/20	3,160,000	3,286,400
8.25%, due 2/1/21	1,743,000	1,817,077

		12,075,487

Computers 0.1%
Western Digital Corp. 10.50%, due 4/1/24 (c)	495,000	481,388

Electric 1.3%
Calpine Corp. 6.00%, due 1/15/22 (c)	445,000	470,031
GenOn Energy, Inc.
7.875%, due 6/15/17	4,915,000	4,251,475
9.50%, due 10/15/18	2,550,000	1,976,250
NRG REMA LLC Series B 9.237%, due 7/2/17	874,632	857,139

		7,554,895

Electrical Components & Equipment 0.3%
Anixter, Inc. 5.625%, due 5/1/19	1,365,000	1,446,900

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	1,930,000	1,505,400

Engineering & Construction 0.5%
Broadspectrum, Ltd. 8.375%, due 5/15/20 (c)	2,655,000	2,880,675

Entertainment 3.3%
Affinity Gaming / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	3,354,000	3,421,080
GLP Capital, L.P. / GLP Financing II, Inc.
4.375%, due 11/1/18	1,600,000	1,648,000
4.375%, due 4/15/21	2,660,000	2,719,850
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (c)	6,238,000	6,331,570
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (c)	4,103,000	4,226,090

		18,346,590

	Principal Amount	Value
Environmental Controls 0.2%
Clean Harbors, Inc. 5.125%, due 6/1/21 (c)	$1,125,000	$1,133,438

Finance—Auto Loans 1.1%
Ally Financial, Inc.
2.75%, due 1/30/17	1,400,000	1,398,250
3.25%, due 2/13/18	2,295,000	2,295,000
3.50%, due 1/27/19	100,000	99,375
6.25%, due 12/1/17	415,000	432,119
Credit Acceptance Corp. 6.125%, due 2/15/21	1,795,000	1,709,737

		5,934,481

Finance—Consumer Loans 0.6%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (c)	795,000	795,000
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (c)	1,390,000	1,421,275
Springleaf Finance Corp. 8.25%, due 12/15/20	1,000,000	1,031,250

		3,247,525

Finance—Credit Card 0.7%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (c)	3,165,000	3,204,563
6.375%, due 4/1/20 (c)	800,000	822,000

		4,026,563

Finance—Investment Banker/Broker 0.4%
KCG Holdings, Inc. 6.875%, due 3/15/20 (c)	2,565,000	2,346,975

Finance—Leasing Companies 0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	965,000	1,003,600
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (c)	2,700,000	2,872,125
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (c)	1,240,000	1,233,800

		5,109,525

Finance—Mortgage Loan/Banker 0.9%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, due 10/1/17	4,790,000	4,801,975

Finance—Other Services 0.8%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (c)	4,515,000	4,424,700

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.8%
BI-LO LLC / BI-LO Finance Corp. 9.25%, due 2/15/19 (c)	$1,940,000	$1,876,950
Fresh Market, Inc. (The) 9.75%, due 5/1/23 (c)	940,000	925,900
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (c)	2,120,000	2,077,600
Smithfield Foods, Inc. 7.75%, due 7/1/17	620,000	658,750
Wells Enterprises, Inc. 6.75%, due 2/1/20 (c)	4,499,000	4,633,970

		10,173,170

Forest Products & Paper 0.5%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (c)	2,840,000	2,974,900

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	3,815,000	3,900,838

Health Care—Products 1.3%
Alere, Inc. 7.25%, due 7/1/18	2,000,000	2,045,000
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (c)	2,978,000	3,052,450
Hanger, Inc. 9.125%, due 11/15/18	2,450,000	2,327,500

		7,424,950

Health Care—Services 2.8%
Centene Corp.
5.625%, due 2/15/21 (c)	2,940,000	3,094,350
5.75%, due 6/1/17	1,044,000	1,075,320
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	525,000	552,563
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (c)	207,000	227,431
HCA, Inc.
3.75%, due 3/15/19	2,000,000	2,055,000
6.50%, due 2/15/20	2,600,000	2,879,500
8.00%, due 10/1/18	225,000	254,531
Kindred Healthcare, Inc. 8.00%, due 1/15/20	420,000	418,320
Tenet Healthcare Corp.
4.134%, due 6/15/20 (c)(e)	2,800,000	2,803,500
6.25%, due 11/1/18	1,600,000	1,712,000
WellCare Health Plans, Inc. 5.75%, due 11/15/20	605,000	629,956

		15,702,471

	Principal Amount	Value
Holding Company—Diversified 0.9%
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.235% PIK), due 8/15/19 (c)(d)	$5,015,000	$4,852,012

Home Builders 2.3%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (c)	590,000	505,925
AV Homes, Inc. 8.50%, due 7/1/19	1,140,000	1,131,450
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (c)	4,117,000	4,034,660
CalAtlantic Group, Inc. 10.75%, due 9/15/16	570,000	587,100
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,191,213
Mattamy Group Corp. 6.50%, due 11/15/20 (c)	2,435,000	2,358,906
Meritage Homes Corp. 4.50%, due 3/1/18	2,265,000	2,315,962
PulteGroup, Inc. 4.25%, due 3/1/21	725,000	737,688

		12,862,904

Household Products & Wares 1.0%
Century Intermediate Holding Co. 2 9.75% (9.75% Cash or 10.50% PIK), due 2/15/19 (c)(d)	1,935,000	1,959,187
Spectrum Brands, Inc. 6.375%, due 11/15/20	3,610,000	3,809,525

		5,768,712

Insurance 0.6%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	1,590,000	1,625,854
CNO Financial Group, Inc. 4.50%, due 5/30/20	175,000	180,250
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (c)	1,302,000	1,485,202

		3,291,306

Internet 0.5%
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,775,000	2,858,250

Investment Company 1.0%
American Capital, Ltd. 6.50%, due 9/15/18 (c)	5,611,000	5,702,179

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 2.0%
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC
6.50%, due 5/15/21 (c)	$3,410,000	$3,478,200
7.125%, due 5/1/18 (c)	4,807,000	4,939,192
Evraz, Inc., N.A. 7.50%, due 11/15/19 (c)	3,045,000	2,786,175

		11,203,567

Leisure Time 1.5%
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (c)	7,920,000	8,236,800

Machinery—Construction & Mining 0.4%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (c)	2,390,000	2,097,225

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	1,360,000	1,479,000
SPX FLOW, Inc. 6.875%, due 9/1/17	405,000	418,669

		1,897,669

Media 5.3%
Cablevision Systems Corp. 7.75%, due 4/15/18	3,505,000	3,671,487
♦CCO Holdings LLC / CCO Holdings Capital Corp.
6.50%, due 4/30/21	4,566,000	4,724,897
6.625%, due 1/31/22	1,500,000	1,593,750
7.00%, due 1/15/19	2,621,000	2,667,654
7.375%, due 6/1/20	2,350,000	2,436,950
CCO Safari II LLC 3.579%, due 7/23/20 (c)	2,525,000	2,621,107
CSC Holdings LLC 7.625%, due 7/15/18	1,500,000	1,623,750
DISH DBS Corp. 4.25%, due 4/1/18	2,450,000	2,499,000
Numericable-SFR 4.875%, due 5/15/19 (c)	2,310,000	2,395,470
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	5,290,000	5,600,787

		29,834,852

Metal Fabricate & Hardware 0.9%
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (c)	1,220,000	878,400

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (c)	$4,325,000	$4,000,625

		4,879,025

Mining 3.2%
Alamos Gold, Inc. 7.75%, due 4/1/20 (c)	5,420,000	5,204,176
Aleris International, Inc. 9.50%, due 4/1/21 (c)	1,905,000	1,990,725
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (c)	1,915,000	1,627,750
Kaiser Aluminum Corp. 8.25%, due 6/1/20	2,170,000	2,256,800
New Gold, Inc. 7.00%, due 4/15/20 (c)	4,384,000	4,274,400
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (c)	1,640,000	1,496,500
St. Barbara, Ltd. 8.875%, due 4/15/18 (c)	1,350,000	1,363,500

		18,213,851

Miscellaneous—Manufacturing 1.0%
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (c)	4,325,000	4,195,250
Koppers, Inc. 7.875%, due 12/1/19	1,534,000	1,558,927

		5,754,177

Oil & Gas 5.7%
California Resources Corp. 5.00%, due 1/15/20	4,230,000	1,818,900
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	1,430,000	986,700
11.50%, due 1/15/21 (c)	2,010,000	2,180,850
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	2,110,000	2,120,550
Chesapeake Energy Corp. 6.50%, due 8/15/17	990,000	846,450
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (a)(b)(f)	305,000	82,350
Comstock Resources, Inc.
7.75%, due 4/1/19	2,165,000	297,688
9.50%, due 6/15/20	500,000	70,000
10.00%, due 3/15/20 (c)	4,880,000	3,220,800
Concho Resources, Inc. 7.00%, due 1/15/21	1,055,000	1,094,563
Continental Resources, Inc. 7.375%, due 10/1/20	3,465,000	3,525,637

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gulfport Energy Corp. 7.75%, due 11/1/20	$2,425,000	$2,449,250
Halcon Resources Corp. 8.625%, due 2/1/20 (c)	2,385,000	1,979,550
Oasis Petroleum, Inc. 7.25%, due 2/1/19	3,920,000	3,724,000
PetroQuest Energy, Inc. 10.00%, due 9/1/17	2,175,000	1,065,750
Rex Energy Corp. 1.00%, due 10/1/20 (c)(g)	2,906,000	421,370
WPX Energy, Inc.
5.25%, due 1/15/17	2,945,000	2,985,494
7.50%, due 8/1/20	3,315,000	3,157,537

		32,027,439

Oil & Gas Services 1.5%
♦Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.50%, due 11/15/20	8,268,000	7,813,260
6.625%, due 5/1/21	500,000	471,875

		8,285,135

Packaging & Containers 1.2%
AEP Industries, Inc. 8.25%, due 4/15/19	1,815,000	1,846,762
Novelis, Inc. 8.375%, due 12/15/17	3,460,000	3,524,875
8.75%, due 12/15/20	1,280,000	1,321,600

		6,693,237

Pharmaceuticals 3.4%
Alphabet Holding Co., Inc. 7.75% (7.75% Cash or 8.50% PIK), due 11/1/17 (d)	3,930,000	3,977,160
♦NBTY, Inc.
7.625%, due 5/15/21 (c)	3,380,000	3,456,050
9.00%, due 10/1/18	4,555,000	4,655,620
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (c)	1,250,000	1,132,812
6.75%, due 8/15/18 (c)	2,870,000	2,769,550
7.00%, due 10/1/20 (c)	3,145,000	2,893,400

		18,884,592

Pipelines 2.9%
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	800,000	829,842
EnLink Midstream Partners, L.P. 2.70%, due 4/1/19	2,060,000	1,901,512
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (c)	3,980,000	4,164,075

	Principal Amount	Value
Pipelines (continued)
NuStar Logistics, L.P. 6.75%, due 2/1/21	$1,000,000	$990,000
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/18	3,805,000	3,826,384
6.625%, due 10/1/20 (c)	2,730,000	2,786,292
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19	1,911,000	1,949,220

		16,447,325

Real Estate 1.3%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.375% PIK), due 7/1/19 (c)(d)	1,982,842	1,953,099
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (c)	1,330,000	1,346,625
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (c)	4,020,000	3,939,600

		7,239,324

Real Estate Investment Trusts 0.3%
Equinix, Inc. 4.875%, due 4/1/20	1,495,000	1,556,295

Retail 7.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	4,625,000	4,776,654
BMC Stock Holdings, Inc. 9.00%, due 9/15/18 (c)	3,000,000	3,150,000
Dollar Tree, Inc. 5.25%, due 3/1/20 (c)	4,200,000	4,362,750
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (c)	2,270,000	2,043,000
GameStop Corp. 5.50%, due 10/1/19 (c)	5,090,000	4,975,475
Guitar Center, Inc. 6.50%, due 4/15/19 (c)	2,050,000	1,860,375
L Brands, Inc. 8.50%, due 6/15/19	2,504,000	2,954,720
Outerwall, Inc. 6.00%, due 3/15/19	4,430,000	3,953,775
Radio Systems Corp. 8.375%, due 11/1/19 (c)	4,271,000	4,441,840
♦Yum! Brands, Inc.
3.875%, due 11/1/20	1,185,000	1,182,037
5.30%, due 9/15/19	5,425,000	5,777,625
6.25%, due 3/15/18	3,220,000	3,437,350

		42,915,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 1.7%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (c)	$6,775,000	$6,995,188
Change Healthcare Holdings, Inc.
6.00%, due 2/15/21 (c)	1,170,000	1,181,700
11.00%, due 12/31/19	1,310,000	1,394,331

		9,571,219

Storage & Warehousing 0.7%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (c)	2,770,000	2,236,775
Mobile Mini, Inc. 7.875%, due 12/1/20	1,700,000	1,768,000

		4,004,775

Telecommunications 7.1%
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (c)	1,500,000	1,473,750
DigitalGlobe, Inc. 5.25%, due 2/1/21 (c)	1,950,000	1,762,313
Frontier Communications Corp. 8.875%, due 9/15/20 (c)	3,785,000	4,007,369
♦Hughes Satellite Systems Corp. 6.50%, due 6/15/19	7,140,000	7,862,925
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	4,325,000	3,546,500
Sable International Finance, Ltd. 8.75%, due 2/1/20 (c)	2,200,000	2,299,000
Sprint Communications, Inc.
7.00%, due 3/1/20 (c)	2,025,000	2,078,156
9.00%, due 11/15/18 (c)	3,865,000	4,087,237
♦T-Mobile USA, Inc.
5.25%, due 9/1/18	2,075,000	2,116,500
6.464%, due 4/28/19	6,915,000	7,053,300
6.542%, due 4/28/20	3,435,000	3,542,344

		39,829,394

Transportation 1.3%
♦Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (c)	6,360,000	6,423,600
9.75%, due 5/1/20 (c)	1,290,000	1,006,200

		7,429,800

Trucking & Leasing 0.3%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	1,382,000	1,496,015

Total Corporate Bonds (Cost $497,619,131)		490,047,322

	Principal Amount	Value
Loan Assignments 5.2% (h)
Buildings & Real Estate 0.9%
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	$4,937,500	$4,958,074

Household Products & Wares 0.9%
Prestige Brands, Inc. Term Loan B3 3.52%, due 9/3/21	1,882,698	1,886,228
Spectrum Brands, Inc. USD Term Loan 3.50%, due 6/23/22	3,115,081	3,125,791

		5,012,019

Internet 0.2%
Match Group, Inc. Term Loan B1 5.50%, due 11/16/22	1,382,500	1,391,141

Lodging 0.2%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	663,441	659,294
New 2nd Lien Term Loan 12.50%, due 10/2/19	150,467	149,714
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	115,638	115,445

		924,453

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. Term Loan 6.76%, due 4/26/17 (b)(f)	554,061	548,521

Pharmaceuticals 1.3%
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.44%, due 2/27/21	1,470,000	1,470,551
♦NBTY, Inc. USD Term Loan B 5.00%, due 4/26/23	5,000,000	5,012,500
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	638,625	631,441

		7,114,492

Real Estate Investment Trusts 0.1%
Equinix, Inc. USD Term Loan 4.00%, due 1/8/23	750,000	750,469

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Retail Stores 0.3%
Dollar Tree, Inc. Term Loan B1 3.50%, due 7/6/22	$1,440,032	$1,442,860

Semiconductors 0.7%
Micron Technology, Inc. Term Loan 6.44%, due 4/26/22	4,000,000	4,018,752

Telecommunications 0.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	2,000,000	1,872,000

Transportation 0.2%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	1,300,000	1,124,500

Total Loan Assignments (Cost $29,063,774)		29,157,281

Total Long-Term Bonds (Cost $546,867,509)		534,913,112

	Shares
Common Stocks 0.0%‡
Auto Parts & Equipment 0.0%‡
Exide Technologies, Inc. (a)(b)(c)(f)	38,397	107,512

Oil & Gas 0.0%‡
Rex Energy Corp. (a)(f)	43,590	44,026

Total Common Stocks (Cost $1,504,462)		151,538

	Principal Amount	Value
Short-Term Investment 6.8%
Repurchase Agreement 6.8%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $38,166,551 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 5/31/21, with a Principal Amount of $37,435,000 and a Market Value of $38,932,400)	$38,166,455	$38,166,455

Total Short-Term Investment (Cost $38,166,455)		38,166,455

Total Investments (Cost $586,538,426) (i)	102.0%	573,231,105
Other Assets, Less Liabilities	(2.0)	(11,075,980)
Net Assets	100.0%	$562,155,125

‡	Less than one-tenth of a percent.

(a)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $3,721,078, which represented 0.7% of the Fund’s net assets.

(b)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $4,225,573, which represented 0.8% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(e)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(f)	Restricted security.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2016.

(i)	As of April 30, 2016, cost was $586,546,263 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$8,907,640
Gross unrealized depreciation	(22,222,798)

Net unrealized depreciation	$(13,315,158)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$13,624,190	$2,084,319	$15,708,509
Corporate Bonds (c)	—	488,562,101	1,485,221	490,047,322
Loan Assignments (d)	—	27,067,905	2,089,376	29,157,281

Total Long-Term Bonds	—	529,254,196	5,658,916	534,913,112

Common Stocks (e)(f)	—	44,026	107,512	151,538
Short-Term Investment
Repurchase Agreement	—	38,166,455	—	38,166,455

Total Investments in Securities	$—	$567,464,677	$5,766,428	$573,231,105

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,084,319 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,402,871 and $82,350 are held in Auto Parts & Equipment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $1,391,141, $149,714 and $548,521 are held in Internet, Lodging and Metal Fabricate & Hardware, respectively, within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 2 security valued at $44,026 is held in Oil & Gas within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $107,512 is held in Auto Parts & Equipment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, a security with a market value of $561,569 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for this loan assignment, from an independent pricing service, utililized significant observable inputs.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2016 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$2,202,393	$14,956	$—	$(250,379)	$117,349	(c)	$—	$—	$—	$2,084,319	$(250,379)
Corporate Bonds
Auto Parts & Equipment	1,347,582	9,173	—	(18,929)	65,045	(c)	—	—	—	1,402,871	(18,929)
Oil & Gas	79,300	—	—	3,050	—		—	—	—	82,350	3,050
Loan Assignments
Diversified/ Conglomerate Manufacturing	1,343,250	995	(980)	(20,197)	—		(1,323,068)	—	—	—	—
Internet	—	1,284	250	28,107	1,379,000		(17,500)	—	—	1,391,141	28,107
Lodging	125,062	433	—	18,752	5,467		—	—	—	149,714	18,752
Metal Fabricate & Hardware	—	3,159	248	(395)	—		(16,060)	561,569	—	548,521	(395)
Common Stocks
Auto Parts & Equipment	153,588	—	—	(46,076)	—		—	—	—	107,512	(46,076)

Total	$5,251,175	$30,000	$(482)	$(286,067)	$1,566,861		$(1,356,628)	$561,569	$—	$5,766,428	$(265,870)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investements” in the Statement of Operations.

(c)	Purchases include PIK securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $586,538,426)	$573,231,105
Receivables:
Interest	9,644,238
Fund shares sold	3,851,892
Investment securities sold	951,106
Other assets	74,037

Total assets	587,752,378

Liabilities
Payables:
Investment securities purchased	24,105,104
Fund shares redeemed	773,753
Manager (See Note 3)	285,564
NYLIFE Distributors (See Note 3)	64,321
Transfer agent (See Note 3)	42,323
Professional fees	35,165
Shareholder communication	9,215
Custodian	6,102
Trustees	201
Accrued expenses	1,706
Dividend payable	273,799

Total liabilities	25,597,253

Net assets	$562,155,125

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,529
Additional paid-in capital	584,686,546

584,745,075
Undistributed net investment income	30,116
Accumulated net realized gain (loss) on investments	(9,312,745)
Net unrealized appreciation (depreciation) on investments	(13,307,321)

Net assets	$562,155,125

Class A
Net assets applicable to outstanding shares	$144,228,683

Shares of beneficial interest outstanding	15,016,938

Net asset value per share outstanding	$9.60
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.90

Investor Class
Net assets applicable to outstanding shares	$5,234,430

Shares of beneficial interest outstanding	545,121

Net asset value per share outstanding	$9.60
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.90

Class C
Net assets applicable to outstanding shares	$43,842,350

Shares of beneficial interest outstanding	4,566,805

Net asset value and offering price per share outstanding	$9.60

Class I
Net assets applicable to outstanding shares	$368,786,508

Shares of beneficial interest outstanding	38,393,404

Net asset value and offering price per share outstanding	$9.61

Class R2
Net assets applicable to outstanding shares	$36,906

Shares of beneficial interest outstanding	3,844

Net asset value and offering price per share outstanding	$9.60

Class R3
Net assets applicable to outstanding shares	$26,248

Shares of beneficial interest outstanding	2,731

Net asset value and offering price per share outstanding	$9.61

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,628,425

Expenses
Manager (See Note 3)	1,645,721
Distribution/Service—Class A (See Note 3)	138,402
Distribution/Service—Investor Class (See Note 3)	5,852
Distribution/Service—Class C (See Note 3)	201,213
Distribution/Service—Class R2 (See Note 3)	50
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	150,929
Registration	45,512
Professional fees	40,549
Shareholder communication	13,895
Custodian	10,293
Trustees	5,660
Shareholder service (See Note 3)	24
Miscellaneous	10,579

Total expenses	2,268,701

Net investment income (loss)	14,359,724

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(6,603,636)
Net change in unrealized appreciation (depreciation) on investments	(1,641,215)

Net realized and unrealized gain (loss) on investments	(8,244,851)

Net increase (decrease) in net assets resulting from operations	$6,114,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,359,724	$22,127,985
Net realized gain (loss) on investments	(6,603,636)	(2,747,404)
Net change in unrealized appreciation (depreciation) on investments	(1,641,215)	(8,364,964)

Net increase (decrease) in net assets resulting from operations	6,114,873	11,015,617

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,194,760)	(3,346,194)
Investor Class	(128,867)	(165,594)
Class C	(945,284)	(1,453,386)
Class I	(10,043,775)	(17,262,247)
Class R2	(1,026)	(2,270)
Class R3	(218)	—

	(14,313,930)	(22,229,691)

From net realized gain on investments:
Class A	—	(50,892)
Investor Class	—	(2,304)
Class C	—	(28,564)
Class I	—	(253,855)
Class R2	—	(36)

	—	(335,651)

Total dividends and distributions to shareholders	(14,313,930)	(22,565,342)

Capital share transactions (a):
Net proceeds from sale of shares	230,680,778	259,863,112
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,733,227	20,180,711
Cost of shares redeemed	(182,304,443)	(157,809,196)

Increase (decrease) in net assets derived from capital share transactions	61,109,562	122,234,627

Net increase (decrease) in net assets	52,910,505	110,684,902

Net Assets
Beginning of period	509,244,620	398,559,718

End of period	$562,155,125	$509,244,620

Undistributed (distributions in excess of) net investment income at end of period	$30,116	$(15,678)

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 9).

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		December 17, 2012** through October 31,
Class A	2016*		2015	2014	2013
Net asset value at beginning of period	$9.77		$10.01	$10.09	$10.00

Net investment income (loss)	0.26		0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	(0.17)		(0.23)	(0.07)	0.09

Total from investment operations	0.09		0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.26)		(0.46)	(0.45)	(0.35)
From net realized gain on investments	—		(0.01)	(0.02)	—

Total dividends and distributions	(0.26)		(0.47)	(0.47)	(0.35)

Net asset value at end of period	$9.60		$9.77	$10.01	$10.09

Total investment return (a)	0.99	%(b)	2.36%	3.98%	4.49	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.64	%††	4.70%	4.58%	4.49	%††
Net expenses	1.00	%††	1.00%	1.01%	1.05	%††
Expenses (before waiver/reimbursement)	1.00	%††	1.00%	1.01%	1.20	%††
Portfolio turnover rate	14%		54%	65%	90%
Net assets at end of period (in 000’s)	$144,229		$75,869	$71,206	$44,274

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		December 17, 2012** through October 31,
Investor Class	2016*		2015	2014	2013
Net asset value at beginning of period	$9.77		$10.02	$10.09	$10.00

Net investment income (loss)	0.25		0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	(0.17)		(0.24)	(0.05)	0.09

Total from investment operations	0.08		0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.25)		(0.45)	(0.44)	(0.33)
From net realized gain on investments	—		(0.01)	(0.02)	—

Total dividends and distributions	(0.25)		(0.46)	(0.46)	(0.33)

Net asset value at end of period	$9.60		$9.77	$10.02	$10.09

Total investment return (a)	0.94	%(b)	2.14%	3.97%	4.25	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.47	%††	4.59%	4.48%	4.37	%††
Net expenses	1.12	%††	1.12%	1.12%	1.18	%††
Expenses (before waiver/reimbursement)	1.12	%††	1.12%	1.12%	1.33	%††
Portfolio turnover rate	14%		54%	65%	90%
Net assets at end of period (in 000’s)	$5,234		$4,525	$2,940	$1,399

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		December 17, 2012** through October 31,
Class C	2016*		2015	2014	2013
Net asset value at beginning of period	$9.76		$10.01	$10.09	$10.00

Net investment income (loss)	0.22		0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.16)		(0.25)	(0.06)	0.09

Total from investment operations	0.06		0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.22)		(0.38)	(0.37)	(0.27)
From net realized gain on investments	—		(0.01)	(0.02)	—

Total dividends and distributions	(0.22)		(0.39)	(0.39)	(0.27)

Net asset value at end of period	$9.60		$9.76	$10.01	$10.09

Total investment return (a)	0.67	%(b)	1.37%	3.12%	3.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.71	%††	3.83%	3.73%	3.63	%††
Net expenses	1.87	%††	1.87%	1.87%	1.93	%††
Expenses (before waiver/reimbursement)	1.87	%††	1.87%	1.87%	2.08	%††
Portfolio turnover rate	14%		54%	65%	90%
Net assets at end of period (in 000’s)	$43,842		$38,884	$39,106	$14,291

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		December 17, 2012** through October 31,
Class I	2016*		2015	2014	2013
Net asset value at beginning of period	$9.77		$10.02	$10.09	$10.00

Net investment income (loss)	0.27		0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	(0.16)		(0.23)	(0.06)	0.08

Total from investment operations	0.11		0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.27)		(0.49)	(0.48)	(0.36)
From net realized gain on investments	—		(0.01)	(0.02)	—

Total dividends and distributions	(0.27)		(0.50)	(0.50)	(0.36)

Net asset value at end of period	$9.61		$9.77	$10.02	$10.09

Total investment return (a)	1.22	%(b)	2.51%	4.34%	4.64	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.79	%††	4.96%	4.85%	4.59	%††
Net expenses	0.75	%††	0.75%	0.76%	0.80	%††
Expenses (before waiver/reimbursement)	0.75	%††	0.75%	0.76%	0.95	%††
Portfolio turnover rate	14%		54%	65%	90%
Net assets at end of period (in 000’s)	$368,787		$389,912	$285,259	$130,529

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		December 17, 2012** through October 31,
Class R2	2016*		2015	2014	2013
Net asset value at beginning of period	$9.77		$10.01	$10.09	$10.00

Net investment income (loss)	0.28		0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	(0.20)		(0.22)	(0.08)	0.07

Total from investment operations	0.08		0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.25)		(0.45)	(0.44)	(0.34)
From net realized gain on investments	—		(0.01)	(0.02)	—

Total dividends and distributions	(0.25)		(0.46)	(0.46)	(0.34)

Net asset value at end of period	$9.60		$9.77	$10.01	$10.09

Total investment return (a)	0.94	%(b)	2.26%	3.87%	4.37	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.38	%††	4.60%	4.48%	4.14	%††
Net expenses	1.10	%††	1.10%	1.11%	1.15	%††
Expenses (before waiver/reimbursement)	1.10	%††	1.10%	1.11%	1.30	%††
Portfolio turnover rate	14%		54%	65%	90%
Net assets at end of period (in 000’s)	$37		$55	$49	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$9.23

Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investments	0.38

Total from investment operations	0.46

Less dividends:
From net investment income	(0.08)

Net asset value at end of period	$9.61

Total investment return (a)(b)	5.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13%††
Net expenses	1.35%††
Portfolio turnover rate	14%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares: Class A, Investor Class, Class C, Class I, Class R2 and Class R3 shares. The inception date of all share classes except R3 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within 18 months of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

26	MainStay Short Duration High Yield Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, the Fund held Level 3 securities with a value of

27

Notes to Financial Statements (Unaudited) (continued)

$2,089,376 that were valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into

28	MainStay Short Duration High Yield Fund

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2016, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in secu-

rities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices,

29

Notes to Financial Statements (Unaudited) (continued)

conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $1,645,721.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of

0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R2	$20
Class R3	4

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,969 and $1,695, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $7,395 and $12,645, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$27,710
Investor Class	3,928
Class C	33,738
Class I	85,542
Class R2	9
Class R3	2

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the

30	MainStay Short Duration High Yield Fund

proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,977	75.8%
Class R3	26,248	100.0

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $2,701,272 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,122	$1,579

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$22,565,342

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/16 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$305,000	$—	$82,350	0.0	%‡
Exide Technologies, Inc. Common Stock	4/30/15	38,397	174,105	107,512	0.0	‡
Neenah Foundry Co. Term Loan Loan Assignment 6.75%, due 4/26/17	5/10/13	$554,061	547,858	548,521	0.1
Rex Energy Corp. Common Stock	4//7/16	43,590	1,330,357	44,026	0.0	‡
Total			$2,052,320	$782,409	0.1%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $132,190 and $65,485, respectively.

31

Notes to Financial Statements (Unaudited) (continued)

The Fund may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the period ended April 30, 2016, such purchases were $2,821.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	9,743,958	$92,014,569
Shares issued to shareholders in reinvestment of dividends and distributions	311,608	2,931,573
Shares redeemed	(2,842,968)	(26,737,949)

Net increase (decrease) in shares outstanding before conversion	7,212,598	68,208,193
Shares converted into Class A (See Note 1)	54,739	517,005
Shares converted from Class A (See Note 1)	(18,980)	(178,983)

Net increase (decrease)	7,248,357	$68,546,215

Year ended October 31, 2015 (a):
Shares sold	4,117,510	$40,842,711
Shares issued to shareholders in reinvestment of dividends and distributions	308,298	3,044,603
Shares redeemed	(3,794,120)	(37,655,660)

Net increase (decrease) in shares outstanding before conversion	631,688	6,231,654
Shares converted into Class A (See Note 1)	69,312	689,694
Shares converted from Class A (See Note 1)	(42,753)	(420,212)

Net increase (decrease)	658,247	$6,501,136

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	179,641	$1,686,776
Shares issued to shareholders in reinvestment of dividends and distributions	13,109	123,412
Shares redeemed	(75,153)	(707,383)

Net increase (decrease) in shares outstanding before conversion	117,597	1,102,805
Shares converted into Investor Class (See Note 1)	18,980	178,983
Shares converted from Investor Class (See Note 1)	(54,739)	(517,005)

Net increase (decrease)	81,838	$764,783

Year ended October 31, 2015 (a):
Shares sold	244,460	$2,424,774
Shares issued to shareholders in reinvestment of dividends and distributions	16,292	160,842
Shares redeemed	(64,444)	(639,740)

Net increase (decrease) in shares outstanding before conversion	196,308	1,945,876
Shares converted into Investor Class (See Note 1)	42,753	420,212
Shares converted from Investor Class (See Note 1)	(69,312)	(689,694)

Net increase (decrease)	169,749	$1,676,394

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,416,810	$13,398,843
Shares issued to shareholders in reinvestment of dividends and distributions	82,452	776,269
Shares redeemed	(914,801)	(8,613,322)

Net increase (decrease)	584,461	$5,561,790

Year ended October 31, 2015:
Shares sold	1,218,374	$12,052,727
Shares issued to shareholders in reinvestment of dividends and distributions	124,473	1,229,054
Shares redeemed	(1,266,276)	(12,542,914)

Net increase (decrease)	76,571	$738,867

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	13,068,432	$123,552,474
Shares issued to shareholders in reinvestment of dividends and distributions	943,668	8,900,729
Shares redeemed	(15,533,927)	(146,224,900)

Net increase (decrease)	(1,521,827)	$(13,771,697)

Year ended October 31, 2015:
Shares sold	20,618,774	$204,537,268
Shares issued to shareholders in reinvestment of dividends and distributions	1,593,901	15,743,906
Shares redeemed	(10,777,380)	(106,969,873)

Net increase (decrease)	11,435,295	$113,311,301

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	330	$3,116
Shares issued to shareholders in reinvestment of dividends and distributions	109	1,026
Shares redeemed	(2,196)	(20,889)

Net increase (decrease)	(1,757)	$(16,747)

Year ended October 31, 2015:
Shares sold	576	$5,632
Shares issued to shareholders in reinvestment of dividends and distributions	233	2,306
Shares redeemed	(102)	(1,009)

Net increase (decrease)	707	$6,929

Class R3	Shares	Amount
Period ended April 30, 2016 (b):
Shares sold	2,708	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	23	218

Net increase (decrease)	2,731	$25,218

(a)	The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

(b)	Inception date was February 29, 2016.

32	MainStay Short Duration High Yield Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

34	MainStay Short Duration High Yield Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Com-

36	MainStay Short Duration High Yield Fund

pany LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Short Duration High Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1697742 MS164-16	MSSHY10-06/16 (NYLIM) NL0B9

MainStay Cornerstone Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.65 –5.45%	–10.81 –5.62%	5.01 6.21%	5.90 6.51%	1.19 1.19%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.76 –5.57	–10.99 –5.80	4.88 6.07	5.83 6.45	1.32 1.32
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	–10.28 –5.91	–10.82 –6.48	4.96 5.28	5.65 5.65	2.07 2.07
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.79 –5.91	–7.35 –6.48	5.28 5.28	5.65 5.65	2.07 2.07
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[3]	No Sales Charge		–5.36%	–5.42%	6.48%	10.35%	0.94%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/18/13)	Gross Expense Ratio[2]
Class R2 Shares[4]	No Sales Charge		–5.53%	–5.77%	6.07%	6.39%	1.29%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
4.	Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares, first offered as of the close of business on January 18, 2013, include the historical performance of Class A shares through January 18, 2013. Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Growth Index[5]	–1.37%	1.07%	11.44%	9.11%
S&P 500® Index[6]	0.43	1.21	11.02	7.35
Average Lipper Multi-Cap Growth Fund[7]	–4.03	–4.27	8.41	6.78

5.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$945.50	$5.66	$1,019.00	$5.87

Investor Class Shares	$1,000.00	$944.30	$6.48	$1,018.20	$6.72

Class B Shares	$1,000.00	$940.90	$10.09	$1,014.50	$10.47

Class C Shares	$1,000.00	$940.90	$10.09	$1,014.50	$10.47

Class I Shares	$1,000.00	$946.40	$4.45	$1,020.30	$4.62

Class R2 Shares	$1,000.00	$944.70	$6.38	$1,018.30	$6.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Class A, 1.34% for Investor Class, 2.09% for Class B and Class C, 0.92% for Class I and 1.32% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Internet Software & Services	15.6%
Software	9.0
Biotechnology	8.6
Specialty Retail	7.0
Capital Markets	6.7
Media	6.3
Oil, Gas & Consumable Fuels	6.3
Internet & Catalog Retail	6.1
Health Care Providers & Services	4.6
Household Durables	4.0
Textiles, Apparel & Luxury Goods	3.4
Trading Companies & Distributors	3.4
Hotels, Restaurants & Leisure	3.0

Semiconductors & Semiconductor Equipment	2.7%
Banks	2.3
Pharmaceuticals	2.2
Building Products	2.0
Road & Rail	1.8
Communications Equipment	1.4
Health Care Technology	1.4
Airlines	1.0
IT Services	0.8
Short-Term Investment	0.5
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc. Class A

2.	Amazon.com, Inc.

3.	Home Depot, Inc. (The)

4.	Facebook, Inc. Class A

5.	PulteGroup, Inc.
6.	Salesforce.com, Inc.

7.	Walt Disney Co. (The)

8.	Anadarko Petroleum Corp.

9.	HD Supply Holdings, Inc.

10.	Affiliated Managers Group, Inc.

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned –5.45% for Class A shares, –5.57% for Investor Class shares and –5.91% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –5.36% and Class R2 shares returned –5.53%. During the six months ended April 30, 2016, all share classes underperformed the –1.37% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 0.43% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes underperformed the –4.03% return of the Average Lipper2 Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Growth Index suffered from an overweight position in the biotechnology subindustry, which experienced massive outflows in the first quarter of 2016. In other market segments, individual stock selection was another driver of the Fund’s underperformance relative to the Russell 1000® Growth Index during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Consumer discretionary, industrials and energy made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s weakest-contributing sectors relative to the Index were health care, information technology and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were technology hardware, storage & peripherals company Apple; health care cost-containment services company HMS Holdings; and discount retail company Ross Stores. We expected Apple to provide solid fourth-quarter 2015 iPhone unit volumes and first-quarter 2016 guidance. While Apple exceeded fourth-quarter revenue expectations and earnings per share moved higher, the company guided first quarter 2016 revenue and earnings per share flat. Both guidance figures were below Wall Street expectations. Weakening supply-chain reports in October and November 2015 led us to reduce and eventually exit our position in Apple on fears of weakening iPhone unit demand. In 2016, the Fund benefited relative to the Russell 1000® Growth Index from having exited its position. HMS Holdings continued to recover from 2015 weakness following the loss of its largest state Medicaid client, New Jersey. Earnings per share exceeded expectations during the fourth quarter of 2015, led by 30% growth in the company’s commercial division, which helped the stock’s momentum. Ross Stores outperformed after the company provided a better-than-anticipated fourth-quarter 2015 report and earnings-per-share revisions outperformed those of the S&P 500® Index.

The most substantial detractors from the Fund’s absolute performance were pharmaceutical company Perrigo, biotechnology company Puma Biotechnology and drug company Vertex Pharmaceuticals. Perrigo reported fourth-quarter 2015 earnings per share that fell short of consensus estimates, and the company lowered its recently released top-end 2016 guidance. The weakness stemmed from Perrigo’s Branded Consumer Healthcare segment (formerly Omega). During the reporting period, the valuation had sunk to levels that suggested multiple expansion was warranted. This depended on management deploying capital wisely on an improving new-product-launch profile and on improvements in overall execution. Puma Biotechnology’s stock faltered during the reporting period when investors lost faith in the market opportunity and the approval prospects of its breast cancer drug, Neratinib. The drug appeared to have lower efficacy and a side-effect profile that was more concerning than headline results first suggested in mid-2014, many months before we bought the stock. This change in sentiment was magnified by the bear market in biotechnology stocks, especially pipeline stocks with rich valuations. Puma Biotechnology’s most recent sell-off occurred because the Food and Drug Administration filing date for Neratinib was delayed for the second time, which further damaged management’s credibility. Vertex Pharmaceuticals had weak performance in the first quarter of 2016, as near- and long-term revenue estimates for its Cystic Fibrosis franchise (Orkambi) were substantially reduced. Negative revisions occurred because drop-out rates and patient compliance in Orkambi clinical trials were worse than expected. These adjustments to revenue models, along with slightly lower price points in Europe because of country volume discounts, served to lower our full-year revenue estimates. Other factors, such as slower European ramp amid prolonged reimbursement discussions, a delay in Orkambi sales to children under 12 until further testing can be completed and a non-approval decision

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

for Kalydeco in a subset of patients, counted primarily as adjustments to the trajectory of the drug launches and were not particularly concerning.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund reacquired a position in cruise line Royal Caribbean. In early 2016, Royal Caribbean’s shares declined sharply on concerns about global growth and then the Zika virus. As we anticipated, guidance came in below Wall Street estimates, mostly as a result of currency weakness and a market overreaction to commentary about China. These factors caused Royal Caribbean’s shares to fall as much as 40% relative to the market by early February 2016. We believed that demand was still solid and our perception gaps and earnings estimates were still valid, and we reacquired a position. We believed the company was improving earnings and returns on capital were rising, all in the context of a rationalizing industry-supply environment. During the reporting period, the Fund initiated a position in NXP Semiconductors, a leading semiconductor company focused on strong-growth end markets, including automotive, payments and the Internet of Things.3 We believed that the company’s business model was positioned to deliver operating leverage to deleverage the balance sheet, which we believed would lead to earnings upside and multiple expansion. Over the near-term, we believed that the company had a strong roadmap for operational synergies tied to the acquisition of Freescale. We believed that the company had lowered the bar significantly following disappointing fourth-quarter 2015 guidance. The Fund initiated a position in Mobileye, a technology leader in vision recognition software. This software was a primary enabler of today’s passenger vehicle Advanced Driver Assistance Systems that were included in crash-avoidance ratings in Europe (2014) and North America (2018 model year) and adopted by all global car original equipment manufacturers. Because of Mobileye’s leading-edge technology, we believed that the company would also be a key beneficiary of the disruptive industry shift to autonomous vehicles.

The Fund exited its position in Apple. This occurred in January 2016, ahead of the company’s disappointing fourth-quarter

2015 earnings report. The Fund also exited its position in The Coca-Cola Company as the market accepted our perception gap that a rational competitive operating environment in North America would support greater price/mix growth. Since we believed that the rerated multiple was “full” and that the earnings growth outlook was at best in the mid to high single digits, we felt it prudent to reallocate the capital toward companies with a higher reward to risk. During the fourth quarter of 2015, the Fund eliminated its position in leisure products company Polaris Industries. The company reported a poor third quarter in October 2015 and then preannounced a weak fourth quarter in late December 2015. The Fund initiated the position in the third quarter of 2015 because we believed the company’s manufacturing and inventory management issues would be short-lived and sales expectations for off-road vehicles had reset to a reasonable mid-single-digit level. The manufacturing problem receded, but off-road vehicles sales slowed more than we expected, leading the company to cut shipments in order to keep channel inventories at manageable levels. This led to significant underperformance in the stock and left us without a supportable investment thesis, so we made the decision to exit the position.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary and energy sectors. During the reporting period, the Fund decreased its exposure relative to the Index in the consumer staples and health care sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held a significantly overweight position relative to the Russell 1000® Growth Index in the consumer discretionary sector. The Fund also held a significantly underweight position in the consumer staples sector. As of the same date, the Fund held modestly overweight positions relative to the Russell 1000® Growth Index in the materials, industrials and telecommunication services sectors.

3.	The Internet of Things (loT) is a system of uniquely identifiable animate or inanimate entities or devices-such as satellites, servers, cell towers, smart phones and GPS devices-able to share data without human intervention.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value

Common Stocks 99.6%†
Airlines 1.0%
Delta Air Lines, Inc.	241,493	$10,063,013

Banks 2.3%
First Republic Bank	335,041	23,560,083

Biotechnology 8.6%
Alexion Pharmaceuticals, Inc. (a)	196,015	27,300,969
Gilead Sciences, Inc.	301,485	26,593,992
Puma Biotechnology, Inc. (a)	340,606	10,453,198
Vertex Pharmaceuticals, Inc. (a)	260,027	21,930,677

		86,278,836

Building Products 2.0%
Masco Corp.	650,911	19,989,477

Capital Markets 6.7%
♦Affiliated Managers Group, Inc. (a)	179,303	30,538,887
Ameriprise Financial, Inc.	102,106	9,791,966
Charles Schwab Corp. (The)	965,386	27,426,616

		67,757,469

Communications Equipment 1.4%
Palo Alto Networks, Inc. (a)	95,171	14,358,449

Health Care Providers & Services 4.6%
Cigna Corp.	136,958	18,974,161
Envision Healthcare Holdings, Inc. (a)	1,215,874	27,515,229

		46,489,390

Health Care Technology 1.4%
HMS Holdings Corp. (a)	818,662	13,827,201

Hotels, Restaurants & Leisure 3.0%
Royal Caribbean Cruises, Ltd.	385,852	29,864,945

Household Durables 4.0%
♦PulteGroup, Inc.	2,174,609	39,991,060

Internet & Catalog Retail 6.1%
♦Amazon.com, Inc. (a)	92,335	60,903,243

Internet Software & Services 15.6%
♦Alphabet, Inc. Class A (a)	87,864	62,197,168
CoStar Group, Inc. (a)	106,364	20,986,681
Criteo S.A., Sponsored ADR (a)	269,386	11,230,702
♦Facebook, Inc. Class A (a)	349,534	41,098,208
Pandora Media, Inc. (a)	2,096,431	20,817,560

		156,330,319

	Shares	Value

IT Services 0.8%
Visa, Inc. Class A	107,662	$8,315,813

Media 6.3%
CBS Corp. Class B	313,478	17,526,555
Grupo Televisa S.A.B., Sponsored ADR	385,909	11,280,120
♦Walt Disney Co. (The)	334,255	34,515,171

		63,321,846

Oil, Gas & Consumable Fuels 6.3%
♦Anadarko Petroleum Corp.	652,833	34,443,469
Continental Resources, Inc. (a)	178,832	6,663,280
Devon Energy Corp.	311,679	10,809,028
Hess Corp.	197,079	11,749,850

		63,665,627

Pharmaceuticals 2.2%
Perrigo Co. PLC	231,847	22,412,649

Road & Rail 1.8%
J.B. Hunt Transport Services, Inc.	214,299	17,761,101

Semiconductors & Semiconductor Equipment 2.7%
NXP Semiconductors N.V. (a)	312,175	26,622,284

Software 9.0%
Imperva, Inc. (a)	202,845	9,428,235
Microsoft Corp.	356,956	17,801,396
Mobileye N.V. (a)	649,154	24,765,225
♦Salesforce.com, Inc. (a)	513,661	38,935,504

		90,930,360

Specialty Retail 7.0%
♦Home Depot, Inc. (The)	386,230	51,712,335
Ross Stores, Inc.	335,852	19,069,676

		70,782,011

Textiles, Apparel & Luxury Goods 3.4%
Coach, Inc.	431,896	17,392,452
NIKE, Inc. Class B	204,527	12,054,822
VF Corp.	75,546	4,763,175

		34,210,449

Trading Companies & Distributors 3.4%
♦HD Supply Holdings, Inc. (a)	994,971	34,107,606

Total Common Stocks (Cost $922,093,576)		1,001,543,231

♦Among	the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 0.5%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $4,880,919 (Collateralized by a Federal Home Loan Mortgage Corp. with a rate of 2.12% and a maturity date of 6/2/21, with a Principal Amount of $4,930,000 and a Market Value of $4,979,300)	$4,880,907	$4,880,907

Total Short-Term Investment (Cost $4,880,907)		4,880,907

Total Investments (Cost $926,974,483) (b)	100.1%	1,006,424,138
Other Assets, Less Liabilities	(0.1)	(1,108,062)
Net Assets	100.0%	$1,005,316,076
(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $927,299,106 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$169,934,127
Gross unrealized depreciation	(90,809,095)

Net unrealized appreciation	$79,125,032

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,001,543,231	$—	$—	$1,001,543,231
Short-Term Investment
Repurchase Agreement	—	4,880,907	—	4,880,907

Total Investments in Securities	$1,001,543,231	$4,880,907	$—	$1,006,424,138

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $926,974,483)	$1,006,424,138
Receivables:
Investment securities sold	2,019,150
Fund shares sold	861,913
Dividends and interest	122,216
Other assets	69,497

Total assets	1,009,496,914

Liabilities
Payables:
Investment securities purchased	2,056,701
Fund shares redeemed	866,148
Manager (See Note 3)	532,571
Transfer agent (See Note 3)	475,554
NYLIFE Distributors (See Note 3)	131,921
Shareholder communication	72,567
Professional fees	32,012
Custodian	4,157
Trustees	1,414
Accrued expenses	7,793

Total liabilities	4,180,838

Net assets	$1,005,316,076

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,137
Additional paid-in capital	928,980,735

929,015,872
Net investment loss	(1,591,769)
Accumulated net realized gain (loss) on investments	(1,557,682)
Net unrealized appreciation (depreciation) on investments	79,449,655

Net assets	$1,005,316,076

Class A
Net assets applicable to outstanding shares	$266,701,066

Shares of beneficial interest outstanding	9,375,305

Net asset value per share outstanding	$28.45
Maximum sales charge (5.50% of offering price)	1.66

Maximum offering price per share outstanding	$30.11

Investor Class
Net assets applicable to outstanding shares	$207,711,716

Shares of beneficial interest outstanding	7,347,042

Net asset value per share outstanding	$28.27
Maximum sales charge (5.50% of offering price)	1.65

Maximum offering price per share outstanding	$29.92

Class B
Net assets applicable to outstanding shares	$36,549,671

Shares of beneficial interest outstanding	1,329,966

Net asset value and offering price per share outstanding	$27.48

Class C
Net assets applicable to outstanding shares	$5,308,619

Shares of beneficial interest outstanding	193,186

Net asset value and offering price per share outstanding	$27.48

Class I
Net assets applicable to outstanding shares	$489,004,065

Shares of beneficial interest outstanding	16,889,697

Net asset value and offering price per share outstanding	$28.95

Class R2
Net assets applicable to outstanding shares	$40,939

Shares of beneficial interest outstanding	1,446

Net asset value and offering price per share outstanding (a)	$28.32

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,080,146
Interest	679

Total income	4,080,825

Expenses
Manager (See Note 3)	3,463,243
Transfer agent (See Note 3)	1,372,095
Distribution/Service—Class A (See Note 3)	337,548
Distribution/Service—Investor Class (See Note 3)	258,303
Distribution/Service—Class B (See Note 3)	191,850
Distribution/Service—Class C (See Note 3)	25,511
Distribution/Service—Class R2 (See Note 3)	44
Shareholder communication	86,392
Registration	52,231
Professional fees	45,604
Trustees	12,664
Custodian	10,973
Shareholder service (See Note 3)	17
Miscellaneous	19,937

Total expenses before waiver/reimbursement	5,876,412
Expense waiver/reimbursement from Manager (See Note 3)	(203,818)

Net expenses	5,672,594

Net investment income (loss)	(1,591,769)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,232,559)
Net change in unrealized appreciation (depreciation) on investments	(56,663,662)

Net realized and unrealized gain (loss) on investments	(57,896,221)

Net increase (decrease) in net assets resulting from operations	$(59,487,990)

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,591,769)	$(3,574,948)
Net realized gain (loss) on investments	(1,232,559)	80,826,543
Net change in unrealized appreciation (depreciation) on investments	(56,663,662)	(22,025,853)

Net increase (decrease) in net assets resulting from operations	(59,487,990)	55,225,742

Distributions to shareholders:
From net realized gain on investments:
Class A	(20,348,579)	(26,165,915)
Investor Class	(15,624,101)	(21,114,525)
Class B	(3,095,375)	(4,630,871)
Class C	(375,644)	(435,809)
Class I	(36,246,917)	(48,731,200)
Class R2	(2,393)	(2,823)

Total distributions to shareholders	(75,693,009)	(101,081,143)

Capital share transactions (a):
Net proceeds from sale of shares	48,710,483	105,359,689
Net asset value of shares issued to shareholders in reinvestment of distributions	75,064,323	100,526,565
Cost of shares redeemed	(82,808,274)	(215,308,005)

Increase (decrease) in net assets derived from capital share transactions	40,966,532	(9,421,751)

Net increase (decrease) in net assets	(94,214,467)	(55,277,152)

Net Assets
Beginning of period	1,099,530,543	1,154,807,695

End of period	$1,005,316,076	$1,099,530,543

Net investment income (loss)	$(1,591,769)	$—

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 8).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		July 1, 2013 through October 31,		Year ended June 30,
Class A	2016*		2015	2014	2013***		2013	2012****	2011****
Net asset value at beginning of period	$32.33		$33.75	$32.09	$29.72		$29.41	$30.71	$21.10

Net investment income (loss) (a)	(0.05)		(0.12)	(0.09)	(0.01)		0.10	(0.07)	(0.18)
Net realized and unrealized gain (loss) on investments	(1.58)		1.68	3.35	3.88		2.57	0.16	9.79

Total from investment operations	(1.63)		1.56	3.26	3.87		2.67	0.09	9.61

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		(0.06)	—	—
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		(2.30)	(1.39)	—

Total dividends and distributions	(2.25)		(2.98)	(1.60)	(1.50)		(2.36)	(1.39)	—

Net asset value at end of period	$28.45		$32.33	$33.75	$32.09		$29.72	$29.41	$30.71

Total investment return (b)	(5.45	%)(c)	4.83%	10.74%	13.40	% (c)	9.64%	0.72%	45.55%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.42	%)††	(0.38%)	(0.34%)	(0.23	%)††	0.32%	(0.24%)	(0.58%)
After expense waivers and reimbursements	(0.37	%)††	(0.36%)	(0.30%)	(0.14	%)††	0.34%	(0.24%)	(0.65%)
Ratio of expenses to average net assets:
Before waivers/reimbursements of expenses	1.22	% ††	1.19%	1.21%	1.26	% ††	1.21%	1.34%	1.33%
After expense waivers and reimbursements	1.17	% ††	1.17%	1.17%	1.17	% ††	1.19%	1.34%	1.40%
Portfolio turnover rate	41%		118%	88%	36%		98%	114%	120%
Net assets at end of period (in 000’s)	$266,701		$294,445	$298,913	$316,746		$272,378	$35,680	$155,583

*	Unaudited.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Investor Class	2016*		2015	2014	2013***		2013
Net asset value at beginning of period	$32.17		$33.64	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	(0.08)		(0.16)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	(1.57)		1.67	3.35	3.87		0.47

Total from investment operations	(1.65)		1.51	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$28.27		$32.17	$33.64	$32.01		$29.64

Total investment return (b)	(5.57	%)(c)	4.72%	10.58%	13.44	% (c)	1.51	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(0.54	%)††	(0.51%)	(0.43%)	(0.01	%)††	(0.25	%)††
Ratio of expenses to average net assets:	1.34	% ††	1.32%	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	41%		118%	88%	36%		98%
Net assets at end of period (in 000’s)	$207,712		$224,402	$239,712	$245,125		$233,120

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class B	2016*		2015	2014	2013***		2013
Net asset value at beginning of period	$31.45		$33.18	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.18)		(0.40)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	(1.54)		1.65	3.32	3.85		0.47

Total from investment operations	(1.72)		1.25	2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$27.48		$31.45	$33.18	$31.81		$29.54

Total investment return (b)	(5.91	%)(c)	3.91%	9.79%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.27	%)††	(1.26%)	(1.17%)	(0.76	%)††	(0.99	%)††
Ratios of expenses to average net assets:	2.09	% ††	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	41%		118%	88%	36%		98%
Net assets at end of period (in 000’s)	$36,550		$43,403	$51,495	$59,371		$55,524

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class C	2016*		2015	2014	2013***		2013
Net asset value at beginning of period	$31.44		$33.17	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.18)		(0.39)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	(1.53)		1.64	3.31	3.85		0.47

Total from investment operations	(1.71)		1.25	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$27.48		$31.44	$33.17	$31.81		$29.54

Total investment return (b)	(5.91	%)(c)	3.94%	9.76%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.31	%)††	(1.25%)	(1.19%)	(0.76	%)††	(1.00	%)††
Ratios of expenses to average net assets:	2.09	% ††	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	41%		118%	88%	36%		98%
Net assets at end of period (in 000’s)	$5,309		$5,265	$4,880	$4,325		$3,851

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		July 1, 2013 through October 31,		Year ended June 30,
Class I	2016*		2015	2014	2013***		2013	2012****	2011****
Net asset value at beginning of period	$32.83		$34.14	$32.44	$30.01		$29.63	$30.84	$21.14

Net investment income (loss) (a)	(0.02)		(0.04)	(0.02)	0.01		0.17	0.00 ‡	(0.11)
Net realized and unrealized gain (loss) on investments	(1.61)		1.71	3.39	3.92		2.61	0.18	9.81

Total from investment operations	(1.63)		1.67	3.37	3.93		2.78	0.18	9.70

Less dividends and distributions:
From net investment income	—		—	(0.09)	—		(0.10)	—	—
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		(2.30)	(1.39)	—

Total dividends and distributions	(2.25)		(2.98)	(1.67)	(1.50)		(2.40)	(1.39)	—

Net asset value at end of period	$28.95		$32.83	$34.14	$32.44		$30.01	$29.63	$30.84

Total investment return (b)	(5.36	%)(c)	5.12%	11.00%	13.51	%(c)	9.91%	1.02%	45.88%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.16	%)††	(0.13%)	(0.09%)	0.04	%††	0.55%	0.01%	(0.34%)
After expense waivers and reimbursements	(0.11	%)††	(0.11%)	(0.05%)	0.11	%††	0.58%	0.01%	(0.38%)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.97	% ††	0.94%	0.96%	0.99	%††	1.00%	1.10%	1.10%
After expense waivers and reimbursements	0.92	% ††	0.92%	0.92%	0.92	%††	0.97%	1.10%	1.14%
Portfolio turnover rate	41%		118%	88%	36%		98%	114%	120%
Net assets at end of period (in 000’s)	$489,004		$531,981	$559,776	$569,795		$450,402	$289,136	$142,960

*	Unaudited.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class R2	2016*		2015	2014	2013***		2013
Net asset value at beginning of period	$32.22		$33.68	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	(0.08)		(0.15)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	(1.57)		1.67	3.36	3.88		0.47

Total from investment operations	(1.65)		1.52	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$28.32		$32.22	$33.68	$32.04		$29.70

Total investment return (b)	(5.53	%)(c)	4.72%	10.60%	13.30	% (c)	1.71	%(c)(d)
Ratios of net investment income (loss) to average net assets:	(0.54	%)††	(0.48%)	(0.44%)	(0.37	%)††	0.23	%††
Ratios of expenses to average net assets:	1.32	% ††	1.29%	1.31%	1.39	% ††	1.30	%††
Portfolio turnover rate	41%		118%	88%	36%		98%
Net assets at end of period (in 000’s)	$41		$34	$32	$29		$25

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declined depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes.

19

Notes to Financial Statements (Unaudited) (continued)

“Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

20	MainStay Cornerstone Growth Fund

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with

21

Notes to Financial Statements (Unaudited) (continued)

third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management LLC (“CCM” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CCM, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. During the six-month period ended April 30, 2016, the effective management fee rate was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed 1.34% and 1.09% of its average daily net assets, respectively. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses exclude taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and fees and expenses of any other funds in which the Fund invests.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers may be discontinued at any time without notice.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $3,463,243 and waived its fees and/or reimbursed expenses in the amount of $203,818.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares

22	MainStay Cornerstone Growth Fund

were $7,009 and $9,914, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $314, $25,187 and $462, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$326,499
Investor Class	375,633
Class B	69,598
Class C	9,240
Class I	591,082
Class R2	43

(E)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$31,526	77.0%

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$39,053,386
Long-Term Capital Gain	62,027,757
Total	$101,081,143

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to

Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $423,616 and $459,848, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	155,007	$4,705,730
Shares issued to shareholders in reinvestment of dividends and distributions	663,838	20,074,457
Shares redeemed	(550,499)	(15,813,265)

Net increase (decrease) in shares outstanding before conversion	268,346	8,966,922
Shares converted into Class A (See Note 1)	98,167	2,554,296
Shares converted from Class A (See Note 1)	(98,133)	(2,707,485)

Net increase (decrease)	268,380	$8,813,733

Year ended October 31, 2015 (a):
Shares sold	350,430	$11,263,255
Shares issued to shareholders in reinvestment of dividends and distributions	815,836	25,788,573
Shares redeemed	(1,358,406)	(43,755,124)

Net increase (decrease) in shares outstanding before conversion	(192,140)	(6,703,296)
Shares converted into Class A (See Note 1)	568,270	18,536,588
Shares converted from Class A (See Note 1)	(126,545)	(3,904,018)

Net increase (decrease)	249,585	$7,929,274

23

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	85,185	$2,405,884
Shares issued to shareholders in reinvestment of dividends and distributions	518,064	15,578,178
Shares redeemed	(362,157)	(10,274,204)

Net increase (decrease) in shares outstanding before conversion	241,092	7,709,858
Shares converted into Investor Class (See Note 1)	187,418	5,203,255
Shares converted from Investor Class (See Note 1)	(56,156)	(1,617,840)

Net increase (decrease)	372,354	$11,295,273

Year ended October 31, 2015 (a):
Shares sold	161,409	$5,160,775
Shares issued to shareholders in reinvestment of dividends and distributions	669,014	21,073,910
Shares redeemed	(771,057)	(24,724,494)

Net increase (decrease) in shares outstanding before conversion	59,366	1,510,191
Shares converted into Investor Class (See Note 1)	298,045	9,286,701
Shares converted from Investor Class (See Note 1)	(507,496)	(16,523,735)

Net increase (decrease)	(150,085)	$(5,726,843)

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	69,698	$1,907,513
Shares issued to shareholders in reinvestment of dividends and distributions	105,219	3,085,011
Shares redeemed	(100,276)	(2,783,680)

Net increase (decrease) in shares outstanding before conversion	74,641	2,208,844
Shares converted from Class B (See Note 1)	(124,855)	(3,432,226)

Net increase (decrease)	(50,214)	$(1,223,382)

Year ended October 31, 2015 (a):
Shares sold	142,226	$4,475,554
Shares issued to shareholders in reinvestment of dividends and distributions	149,109	4,620,880
Shares redeemed	(224,728)	(7,044,405)

Net increase (decrease) in shares outstanding before conversion	66,607	2,052,029
Shares converted from Class B (See Note 1)	(238,545)	(7,395,536)

Net increase (decrease)	(171,938)	$(5,343,507)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	32,713	$915,701
Shares issued to shareholders in reinvestment of dividends and distributions	11,361	333,118
Shares redeemed	(18,334)	(496,675)

Net increase (decrease)	25,740	$752,144

Year ended October 31, 2015:
Shares sold	45,330	$1,437,134
Shares issued to shareholders in reinvestment of dividends and distributions	12,297	381,075
Shares redeemed	(37,295)	(1,151,555)

Net increase (decrease)	20,332	$666,654

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,349,723	$38,767,537
Shares issued to shareholders in reinvestment of dividends and distributions	1,170,825	35,991,166
Shares redeemed	(1,835,404)	(53,440,448)

Net increase (decrease)	685,144	$21,318,255

Year ended October 31, 2015:
Shares sold	2,546,968	$83,022,254
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,654	48,659,304
Shares redeemed	(4,256,664)	(138,632,427)

Net increase (decrease)	(190,042)	$(6,950,869)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	309	$8,118
Shares issued to shareholders in reinvestment of dividends and distributions	80	2,393
Shares redeemed	(1)	(2)

Net increase (decrease)	388	$10,509

Year ended October 31, 2015:
Shares sold	22	$717
Shares issued to shareholders in reinvestment of dividends and distributions	90	2,823

Net increase (decrease)	112	$3,540

(a) The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on June 21-22, 2016, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) approved the following changes which will become effective on or about July 29, 2016, (i) Cornerstone Capital Management Holdings LLC, an affiliate of New York Life Investments, on an interim basis will serve as subadvisor to the Fund pursuant to the terms of an interim subadvisory agreement; (ii) modification of the Fund’s principal investment strategies, investment process and principal risks; (iii) lowering the management agreement fee at certain levels and introducing a new management fee breakpoint; (iv) and the termination of the subadvisory agreement between New York Life Investments, on behalf of the Fund, and Cornerstone Capital Management LLC, the existing subadvisor for the Fund.

The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Fund on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement.

24	MainStay Cornerstone Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Cornerstone Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management LLC (“Cornerstone”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone provides to the Fund. The Board evaluated Cornerstone’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone, and Cornerstone’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone. The Board also reviewed Cornerstone’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from New York Life Investments and Cornerstone regarding initiatives to improve investment performance. The Board noted in particular that Cornerstone had implemented certain recommendations from an independent consultant that had been engaged to analyze the investment process used in managing the Fund. The Board further noted that the Fund’s more recent investment performance had compared more favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone

The Board considered the costs of the services provided by New York Life Investments and Cornerstone under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone, due to their relationships with the Fund. Because Cornerstone is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone and profits realized by New York Life Investments and its affiliates, including Cornerstone, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such

26	MainStay Cornerstone Growth Fund

information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

arrangements on the Fund’s net management fee and expenses. The Board also observed that the Fund’s total net expenses compared favorably to peers.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

28	MainStay Cornerstone Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695878 MS164-16	MSCG10-06/16 (NYLIM) NL045

MainStay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Since Inception (2/28/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.09 5.86%	3.39 8.26%	3.85 5.37%	0.86 0.86%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.08 5.84	3.34 8.21	3.74 5.25	0.94 0.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.70 5.70	6.83 7.83	4.97 4.97	1.19 1.19
Class I Shares	No Sales Charge		5.99	8.55	5.64	0.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays California Municipal Bond Index[3]	3.54%	5.39%	4.11%
Average Lipper California Municipal Debt Fund[4]	4.21	5.91	4.07

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper California Municipal Debt Fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,058.60	$3.84	$1,021.10	$3.77

Investor Class Shares	$1,000.00	$1,058.40	$4.04	$1,020.90	$3.97

Class C Shares	$1,000.00	$1,057.00	$5.32	$1,019.70	$5.22

Class I Shares	$1,000.00	$1,059.90	$2.56	$1,022.40	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.79% for Investor Class, 1.04% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016

School District	18.9%
General	16.0
Medical	9.3
Tobacco Settlement	8.0
General Obligation	7.2
Education	6.8
Water	6.0
Transportation	5.2
Higher Education	4.9

Utilities	4.6%
Development	3.1
Airport	2.7
Facilities	2.0
Nursing Homes	1.7
Housing	1.3
Power	1.2
Other Assets, Less Liabilities	1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2016 (Unaudited)

1.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/46

2.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/30–10/1/39

3.	California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds, 5.125%–5.875%, due 6/1/35–6/1/46

4.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds, 5.125%, due 6/1/47

5.	California Health Facilities Financing Authority, Scripps Health, Revenue Bonds, 0.39%, due 10/1/19
6.	California School Finance Authority, Aspire Public Schools, Revenue Bonds, 5.00%, due 8/1/27–8/1/46

7.	Centinela Valley Union High School District, Unlimited General Obligation, 4.00%, due 8/1/41

8.	California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds, 4.00%–5.00%, due 1/1/39

9.	California Pollution Control Financing Authority, Revenue Bonds, 5.00%, due 11/21/45

10.	California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds, 5.00%–5.25%, due 12/1/46–12/1/56

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 5.86% for Class A shares, 5.84% for Investor Class shares and 5.70% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 5.99%. For the six months ended April 30, 2016, all share classes outperformed the 3.54% return of the Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 4.21% return of the Average Lipper2 California Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund emphasized longer-maturity bonds and medium- to lower-quality credits during the reporting period. This positioning contributed positively to the Fund’s performance relative to the Barclays California Municipal Bond Index, as the municipal yield curve3 flattened and credit spreads4 narrowed. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure to tobacco bonds also produced significant outperformance relative to the Index as tobacco credit fundamentals improved with declining oil prices. Our security selection among insured Puerto Rico bonds and among credits issued by the Territory of Guam also helped performance relative to the Barclays California Municipal Bond Index. The Fund’s underweight exposure to several high-quality segments of the market (bonds rated AA+ and AAA5 and state general obligation bonds) detracted slightly from the Fund’s performance relative to the Index.

What was the Fund’s duration6 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration close to that of the average duration of the municipal bonds in which the

Fund can invest, as outlined in its prospectus. The Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal bonds rated below investment grade. These bonds may differ from those included in the Barclays California Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the universe. At the end of the reporting period, the Fund’s duration to worst7 was 5.96 years. This duration positioning contributed positively to performance as the yield curve flattened. The Fund’s emphasis on bonds with longer maturities also helped relative performance, as longer-maturity bonds outperformed shorter-maturity bonds during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate combined with strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads. Our expectation of a flatter yield curve and continued spread tightening were therefore significant drivers of Fund positioning during the reporting period, and the Fund’s positive cash flow was invested accordingly. In the primary and secondary markets alike, we found attractive opportunities to invest in bonds maturing in more than 15 years, with an emphasis on credit-sensitive securities. The risk of a Puerto Rico debt restructuring continued to loom over the market, and uninsured Puerto Rico bonds produced negative absolute returns during the reporting period. The Fund maintained its Puerto Rico exposure exclusively in bonds insured by a monoline insurer. The Fund also maintained a high degree of liquidity to deal with the decline in capital committed to the market by our broker/dealer counterparties.

1.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund maintained a longer maturity and a lower rating profile than the Barclays California Municipal Bond Index. This strategy made a positive contribution to the Fund’s performance during the reporting period, as credit spreads for bonds rated A, BBB8 and below-investment-grade narrowed more than spreads for bonds rated AA and AAA. This trend was broad-based across the entire universe of municipal sectors. Specifically, the Fund’s overweight positions relative to the Index in local general obligation, special tax and below-investment-grade tobacco-backed bonds were among the strongest contributors to the Fund’s performance during the reporting period. Detracting slightly from performance relative to the Index were the Fund’s underweight positions in the state general obligation and resource recovery sectors, which had positive returns during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s overall structure did not materially change from the prior reporting period. The prevalent sectors in the Fund—such as local general obligation, dedicated tax, toll roads, water/sewer, tobacco and hospitals—continued to reflect our desire to construct a reasonably well-diversified Fund, as did our decision to include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to tobacco-backed and hospital-backed bonds. The Fund decreased its exposure to the special tax and transportation-backed bonds sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held an overweight position relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and approximately 18.7% of its net assets in below-investment-grade municipal credits.

As of April 30, 2016, the Fund held underweight positions relative to the Barclays California Municipal Bond Index in securities rated AA and AAA and in bonds with maturities of less than 15 years.

8.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value

Municipal Bonds 98.9%†
Airport 2.7%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,212,340
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,728,165
Sacramento County, California Airport System, Revenue Bonds
Series B, Insured: AGM 5.25%, due 7/1/33 (a)	1,250,000	1,352,875
Series B, Insured: AGM 5.25%, due 7/1/39 (a)	620,000	667,976

		4,961,356

Development 3.1%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,159,870
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	1,650,000	1,841,004
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45	500,000	527,230
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,146,530
Emeryville Redevelopment Agency Successor Agency, Tax Allocation Series A, Insured: AGM 5.00%, due 9/1/33	385,000	456,075
San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series B 5.00%, due 8/1/28	580,000	662,203

		5,792,912

	Principal Amount	Value

Education 6.8%
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/32	$1,095,000	$1,216,403
♦California School Finance Authority, Aspire Public Schools, Revenue Bonds
5.00%, due 8/1/27 (b)	500,000	587,885
5.00%, due 8/1/28 (b)	700,000	817,446
5.00%, due 8/1/36 (b)	600,000	686,016
5.00%, due 8/1/41 (b)	750,000	848,528
5.00%, due 8/1/46 (b)	975,000	1,097,294
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	664,152
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds
5.00%, due 7/1/36 (b)	1,300,000	1,413,360
5.00%, due 7/1/46 (b)	795,000	852,868
California State Municipal Finance Authority, Charter School, Revenue Bonds
5.00%, due 5/1/36 (b)	1,275,000	1,362,745
5.00%, due 5/1/46 (b)	1,325,000	1,392,522
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	536,520
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	1,008,020

		12,483,759

Facilities 2.0%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	185,000	185,725
Puerto Rico Public Buildings Authority, Revenue Bonds
Series H, Insured: AMBAC 5.50%, due 7/1/16	505,000	507,550
Series H, Insured: AMBAC 5.50%, due 7/1/17	250,000	257,850

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Facilities (continued)
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	$1,385,000	$1,537,710
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	285,043
Insured: NATL-RE 5.00%, due 9/1/36	320,000	320,032
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	500,000	602,930

		3,696,840

General 16.0%
Anaheim Public Financing Authority, Revenue Bonds Series A 5.00%, due 5/1/33	1,000,000	1,194,780
Brentwood Infrastructure Financing Authority, Special Assessment Series A, Insured: AGM 5.00%, due 9/2/30	715,000	848,412
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	564,415
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,561,906
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	922,541
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,120,590
5.00%, due 10/1/38	1,800,000	1,829,502
Guam Government, Business Privilege, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	2,101,398
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,182,950

	Principal Amount	Value

General (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 7/1/18	$815,000	$816,646
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	235,000	243,460
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	1,046,486
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM 5.00%, due 10/1/27	1,000,000	1,242,050
Series A, Insured: BAM 5.00%, due 10/1/30	1,000,000	1,213,320
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,218,960
San Diego Public Facilities Financing Authority, Revenue Bonds 5.00%, due 10/15/31	650,000	790,907
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series B 5.00%, due 8/1/33	325,000	393,829
Series B 5.00%, due 8/1/34	695,000	840,797
Series B 5.00%, due 8/1/35	400,000	481,124
Series C 5.00%, due 8/1/36	625,000	748,663
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	889,933
Southern California Public Power Authority, Natural Gas Project, Revenue Bonds Series A 5.00%, due 11/1/33	1,245,000	1,530,354
Territory of Guam, Revenue Bonds Series A 5.75%, due 12/1/34	500,000	560,000
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Insured: AGM 5.00%, due 10/1/29	1,000,000	1,138,170

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	$500,000	$562,115
♦ Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/30	1,500,000	1,659,690
Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,344,647
Series C 5.00%, due 10/1/39	1,500,000	1,606,320

		29,653,965

General Obligation 7.2%
California State, Unlimited General Obligation
4.00%, due 11/1/44	2,000,000	2,158,520
6.00%, due 4/1/38	305,000	349,856
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/23	210,000	212,526
Series A, Insured: AGM 5.00%, due 7/1/35	1,100,000	1,113,024
Series A, Insured: NATL-RE 5.50%, due 7/1/16	400,000	402,092
Series A, Insured: NATL-RE 5.50%, due 7/1/19	945,000	990,946
Hartnell Community College District, CABS, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,096,300
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C 5.25%, due 11/1/31	1,000,000	1,107,840
Series C 5.75%, due 11/1/34	650,000	834,321
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	539,715
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation Series A, Insured: AGM 5.50%, due 7/1/27	185,000	194,966

	Principal Amount	Value

General Obligation (continued)
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/21	$300,000	$304,674
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	475,000	497,487
Sierra Kings Health Care District, Unlimited General Obligation 4.00%, due 8/1/39	800,000	831,680
Tahoe Forest, California Hospital District, Unlimited General Obligation
3.00%, due 8/1/37	475,000	463,291
5.00%, due 8/1/29	1,815,000	2,264,739
Yuba Community College District, Election 2006, Unlimited General Obligation Series B, Insured: AMBAC (zero coupon), due 8/1/42	100,000	27,338

		13,389,315

Higher Education 4.9%
♦ California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds
Series A 4.00%, due 1/1/39	1,800,000	1,969,074
5.00%, due 1/1/39	1,630,000	1,814,076
California State University, Systemwide, Revenue Bonds Series A 4.00%, due 11/1/38	2,500,000	2,753,325
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,055,800
Kern California Community College District, COPS, Revenue Bonds Insured: BAM 3.00%, due 6/1/33	500,000	503,045
Palomar Community College District, Cabs-Election, Unlimited General Obligation Series B (zero coupon), due 8/1/45	1,000,000	774,760
University of California, Revenue Bonds Series AF 5.00%, due 5/15/27	225,000	277,839

		9,147,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Housing 1.3%
California Municipal Finance Authority, Caritas Affordable Housing, Inc., Revenue Bonds Series A 5.25%, due 8/15/39	$1,000,000	$1,138,100
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	1,000,000	1,174,220

		2,312,320

Medical 9.3%
Antelope Valley Healthcare District, Revenue Bonds Series A 5.25%, due 3/1/36	1,250,000	1,385,650
California Health Facilities Financing Authority, Adventist Health System, Revenue Bonds Series A 0.40%, due 8/1/21 (c)	1,000,000	1,000,000
California Health Facilities Financing Authority, Lucile Packard Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/51	1,500,000	1,690,995
♦ California Health Facilities Financing Authority, Scripps Health, Revenue Bonds Series G 0.39%, due 10/1/19 (c)	4,250,000	4,250,000
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/35	1,275,000	1,540,544
California Municipal Finance Authority, Community Hospitals Center, Certificate of Participation 5.50%, due 2/1/39	1,000,000	1,107,560
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	555,464
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,154,740

	Principal Amount	Value

Medical (continued)
♦ California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/46 (b)	$2,000,000	$2,183,260
Series A 5.25%, due 12/1/56 (b)	1,000,000	1,091,380
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,205,180

		17,164,773

Nursing Homes 1.7%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	553,120
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds
5.00%, due 10/1/26	400,000	479,208
5.00%, due 10/1/45	1,300,000	1,481,636
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	643,616

		3,157,580

Power 1.2%
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,101,890
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	241,478
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	648,583
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	227,320

		2,219,271

School District 18.9%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	977,666
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	1,450,000	1,784,820

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
Arcadia Unified School District, Election 2006, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/32	$1,000,000	$1,032,290
Carpinteria Unified School District, Election 2014, Unlimited General Obligation Series A 5.00%, due 8/1/40	500,000	597,675
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/36	500,000	640,915
Centinela Valley Union High School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/34	2,750,000	972,813
Series A 5.75%, due 8/1/41	1,000,000	1,241,420
♦ Centinela Valley Union High School District, Unlimited General Obligation Insured: BAM 4.00%, due 8/1/41	3,500,000	3,795,925
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/1/37	2,000,000	2,349,820
Cupertino Union School District, Election 2012, Unlimited General Obligation Series C 4.00%, due 8/1/40	1,000,000	1,105,360
El Monte Union High School District, Election of 2008, Unlimited General Obligation Series A, Insured: AGC 5.50%, due 6/1/34	1,000,000	1,144,370
Fontana Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,357,610
Los Angeles Unified School District, Unlimited General Obligation Series D 5.00%, due 1/1/34	1,410,000	1,587,322
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	611,865

	Principal Amount	Value

School District (continued)
Oceanside Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/51	$1,250,000	$182,328
Oxnard California Union High School District, Election 2004, Unlimited General Obligation Series D 4.00%, due 8/1/33	1,015,000	1,133,846
Palm Springs Unified School District, Election 2008, Unlimited General Obligation Series C 5.00%, due 8/1/31	360,000	439,387
Pittsburg Unified School District, CABS, Election 2010, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	671,650
Series C (zero coupon), due 8/1/52	5,000,000	689,150
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	786,537
San Diego Unified School District, Election 1998, Unlimited General Obligation Series E-2, Insured: AGM 5.50%, due 7/1/27	150,000	201,972
San Diego Unified School District, Unlimited General Obligation Series Senior-1 4.00%, due 7/1/31	800,000	917,096
San Jacinto Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/31	855,000	1,014,919
San Mateo Foster City School District, Election, Unlimited General Obligation 0.00%, due 8/1/42 (d)	2,000,000	1,710,640
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	328,825
Insured: AGM (zero coupon), due 8/1/47	3,000,000	649,830
Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	1,041,520
Series B 5.00%, due 8/1/38	1,000,000	1,189,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
Savanna School District, Election 2008, Unlimited General Obligation Insured: AGM 0.00%, due 2/1/52 (d)	$1,000,000	$702,740
Stockton Unified School District, Unlimited General Obligation
Insured: AGM 5.00%, due 7/1/28	500,000	596,770
Insured: AGM 5.00%, due 1/1/29	200,000	238,124
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,487,844
Twin Rivers Unified School District, Unlimited General Obligation Series A, Insured: BAM (zero coupon), due 2/1/39	3,500,000	1,077,580
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	749,050

		35,009,419

Tobacco Settlement 8.0%
♦ California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
5.125%, due 6/1/38	1,290,000	1,289,923
Series A 5.125%, due 6/1/38	550,000	549,972
5.25%, due 6/1/46	1,165,000	1,105,946
5.60%, due 6/1/36	500,000	506,885
5.70%, due 6/1/46	1,000,000	1,013,770
5.875%, due 6/1/35	45,000	45,446
Children’s Trust Fund, Asset Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	10,000,000	902,800
♦ Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-1 5.125%, due 6/1/47	4,475,000	4,396,911
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	992,077
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	819,943
Series A-1 5.50%, due 6/1/45	1,500,000	1,499,895

	Principal Amount	Value

Tobacco Settlement (continued)
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.125%, due 6/1/46	$1,650,000	$1,649,884

		14,773,452

Transportation 5.2%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,209,030
Bay Area Toll Authority, Revenue Bonds Series F-1 5.00%, due 4/1/34	1,000,000	1,120,910
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	599,640
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series M, Insured: AGC 4.125%, due 7/1/19	120,000	120,595
Series AA-1, Insured: AGM 4.95%, due 7/1/26	500,000	509,110
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	653,632
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,034,690
Insured: AMBAC 5.50%, due 7/1/26	275,000	283,294
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,775,940
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	1,000,000	1,110,150
Series B 5.25%, due 1/15/44	1,000,000	1,101,170

		9,518,161

Utilities 4.6%
♦ Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	2,000,000	2,295,400
5.25%, due 7/1/33	1,100,000	1,280,191
5.50%, due 7/1/43	1,415,000	1,648,645
Imperial Irrigation District Electric, Revenue Bonds Series C 5.00%, due 11/1/36	1,385,000	1,685,725

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Utilities (continued)
Redding Joint Powers Financing Authority, Revenue Bonds Series A 5.00%, due 6/1/32	$440,000	$526,213
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,154,380

		8,590,554

Water 6.0%
Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	514,315
♦ California Pollution Control Financing Authority, Revenue Bonds
5.00%, due 11/21/45 (a)(b)	2,175,000	2,396,458
5.00%, due 11/21/45 (b)	1,270,000	1,314,488
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	622,165
City of Riverside, California, Sewer Revenue Bonds Series A 5.00%, due 8/1/40	500,000	587,155
Lodi Public Financing Authority Wastewater, Revenue Bonds
Series A 3.00%, due 10/1/34	370,000	374,100
Series A 4.00%, due 10/1/32	575,000	648,071
Series A 5.00%, due 10/1/31	300,000	377,850
Monrovia California Financing Authority, Watert and Sewer, Revenue Bonds Insured: AGM 4.00%, due 12/1/40	475,000	511,850
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,144,990
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/28	100,000	103,399
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	599,495
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	1,000,000	1,251,810

	Principal Amount	Value

Water (continued)
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	$25,000	$25,075
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	603,385

		11,074,606

Total Municipal Bonds (Cost $173,543,533)		182,946,202

Total Investments (Cost $173,543,533) (e)	98.9%	182,946,202
Other Assets, Less Liabilities	1.1	1,964,849
Net Assets	100.0%	$184,911,051

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2016.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(e)	As of April 30, 2016, cost was $173,543,533 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,478,101
Gross unrealized depreciation	(75,432)

Net unrealized appreciation	$9,402,669

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(100)	June 2016	$(13,006,250)	$27,895

			$(13,006,250)	$27,895

1.	As of April 30, 2016, cash in the amount of $125,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$182,946,202	$—	$182,946,202

Total Investments in Securities	—	182,946,202	—	182,946,202

Other Financial Instruments
Futures Contracts Short (b)	27,895	—	—	27,895

Total Investments in Securities and Other Financial Instruments	$27,895	$182,946,202	$—	$182,974,097

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $173,543,533)	$182,946,202
Cash	15,840,699
Cash collateral on deposit at broker	125,000
Receivables:
Fund shares sold	1,939,182
Dividends and interest	1,914,755
Other assets	5,410

Total assets	202,771,248

Liabilities
Payables:
Investment securities purchased	17,260,278
Fund shares redeemed	206,894
Manager (See Note 3)	59,371
Professional fees	29,088
NYLIFE Distributors (See Note 3)	24,942
Variation margin on futures contracts	10,938
Custodian	5,825
Transfer agent (See Note 3)	3,297
Shareholder communication	2,404
Accrued expenses	410
Dividend payable	256,750

Total liabilities	17,860,197

Net assets	$184,911,051

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,581
Additional paid-in capital	177,823,969

177,841,550
Undistributed net investment income	19,030
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,380,093)
Net unrealized appreciation (depreciation) on investments and futures contracts	9,430,564

Net assets	$184,911,051

Class A
Net assets applicable to outstanding shares	$94,158,462

Shares of beneficial interest outstanding	8,952,010

Net asset value per share outstanding	$10.52
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.02

Investor Class
Net assets applicable to outstanding shares	$228,201

Shares of beneficial interest outstanding	21,696

Net asset value per share outstanding	$10.52
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.02

Class C
Net assets applicable to outstanding shares	$16,709,999

Shares of beneficial interest outstanding	1,588,506

Net asset value and offering price per share outstanding	$10.52

Class I
Net assets applicable to outstanding shares	$73,814,389

Shares of beneficial interest outstanding	7,018,708

Net asset value and offering price per share outstanding	$10.52

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,004,909
Dividends	12,881

Total income	3,017,790

Expenses
Manager (See Note 3)	361,706
Distribution/Service—Class A (See Note 3)	83,228
Distribution/Service—Investor Class (See Note 3)	254
Distribution/Service—Class C (See Note 3)	32,586
Professional fees	30,841
Transfer agent (See Note 3)	12,159
Custodian	6,465
Shareholder communication	5,737
Registration	2,181
Trustees	1,412
Miscellaneous	4,866

Total expenses before waiver/reimbursement	541,435
Expense waiver/reimbursement from Manager (See Note 3)	(61,093)

Net expenses	480,342

Net investment income (loss)	2,537,448

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,228,760
Futures transactions	(340,178)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	888,582

Net change in unrealized appreciation (depreciation) on:
Investments	5,011,813
Futures contracts	(165,872)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,845,941

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	5,734,523

Net increase (decrease) in net assets resulting from operations	$8,271,971

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,537,448	$4,196,374
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	888,582	156,828
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,845,941	435,075

Net increase (decrease) in net assets resulting from operations	8,271,971	4,788,277

Dividends to shareholders:
From net investment income:
Class A	(1,129,441)	(919,934)
Investor Class	(3,482)	(5,069)
Class C	(204,276)	(206,853)
Class I	(1,198,714)	(3,062,162)

Total dividends to shareholders	(2,535,913)	(4,194,018)

Capital share transactions (a):
Net proceeds from sale of shares	77,707,904	88,133,376
Net asset value of shares issued to shareholders in reinvestment of dividends	1,156,770	2,211,572
Cost of shares redeemed	(14,491,130)	(65,248,707)

Increase (decrease) in net assets derived from capital share transactions	64,373,544	25,096,241

Net increase (decrease) in net assets	70,109,602	25,690,500

Net Assets
Beginning of period	114,801,449	89,110,949

End of period	$184,911,051	$114,801,449

Undistributed net investment income at end of period	$19,030	$17,495

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 8).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		February 28, 2013** through October 31,
Class A	2016*		2015	2014	2013
Net asset value at beginning of period	$10.11		$10.04	$9.16	$10.00

Net investment income (loss)	0.18		0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	0.41		0.07	0.87	(0.84)

Total from investment operations	0.59		0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.18)		(0.36)	(0.37)	(0.22)

Net asset value at end of period	$10.52		$10.11	$10.04	$9.16

Total investment return (a)	5.86	%(b)	4.38%	13.93%	(6.23	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39	%††	3.61%	3.94%	4.01	% ††
Net expenses	0.75	%††	0.75%	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.83	%††	0.84%	0.87%	1.10	% ††
Portfolio turnover rate	16%		50%	69%	142%
Net assets at end of period (in 000’s)	$94,158		$47,447	$3,058	$4,143

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		February 28, 2013** through October 31,
Investor Class	2016*		2015	2014	2013
Net asset value at beginning of period	$10.11		$10.04	$9.15	$10.00

Net investment income (loss)	0.18		0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	0.41		0.07	0.89	(0.85)

Total from investment operations	0.59		0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.18)		(0.36)	(0.36)	(0.21)

Net asset value at end of period	$10.52		$10.11	$10.04	$9.15

Total investment return (a)	5.84	%(b)	4.32%	13.85%	(6.43	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43	%††	3.56%	3.67%	3.44	% ††
Net expenses	0.79	%††	0.83%	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.87	%††	0.92%	1.03%	1.29	% ††
Portfolio turnover rate	16%		50%	69%	142%
Net assets at end of period (in 000’s)	$228		$192	$90	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		February 28, 2013** through October 31,
Class C	2016*		2015	2014	2013
Net asset value at beginning of period	$10.11		$10.04	$9.16	$10.00

Net investment income (loss)	0.16		0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	0.41		0.07	0.88	(0.84)

Total from investment operations	0.57		0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.16)		(0.33)	(0.33)	(0.20)

Net asset value at end of period	$10.52		$10.11	$10.04	$9.16

Total investment return (a)	5.70	%(b)	4.04%	13.39%	(6.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14	%††	3.28%	3.03%	3.35	% ††
Net expenses	1.04	%††	1.08%	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.12	%††	1.17%	1.29%	1.54	% ††
Portfolio turnover rate	16%		50%	69%	142%
Net assets at end of period (in 000’s)	$16,710		$10,053	$807	$73

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		February 28, 2013** through October 31,
Class I	2016*		2015	2014	2013
Net asset value at beginning of period	$10.11		$10.04	$9.16	$10.00

Net investment income (loss)	0.19		0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	0.41		0.07	0.88	(0.84)

Total from investment operations	0.60		0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.19)		(0.39)	(0.40)	(0.24)

Net asset value at end of period	$10.52		$10.11	$10.04	$9.16

Total investment return (a)	5.99	%(b)	4.66%	14.34%	(6.17	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.70	%††	3.85%	4.08%	3.70	% ††
Net expenses	0.50	%††	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.58	%††	0.59%	0.62%	0.85	% ††
Portfolio turnover rate	16%		50%	69%	142%
Net assets at end of period (in 000’s)	$73,814		$57,110	$85,155	$47,911

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date was on February 28, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

24	MainStay California Tax Free Opportunities Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and

25

Notes to Financial Statements (Unaudited) (continued)

prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more

26	MainStay California Tax Free Opportunities Fund

volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-

party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$27,895	$27,895

Total Fair Value		$27,895	$27,895

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(340,178)	$(340,178)

Total Realized Gain (Loss)		$(340,178)	$(340,178)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(165,872)	$(165,872)

Total Change in Unrealized Appreciation (Depreciation)		$(165,872)	$(165,872)

27

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(14,676,719)	$(14,676,719)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $361,706 and waived its fees and/or reimbursed expenses in the amount of $61,093.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,969 and $440, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $187. There was no CDSCs retained for Class A during the six-month period.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,457
Investor Class	51
Class C	3,264
Class I	4,387

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged

28	MainStay California Tax Free Opportunities Fund

an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $3,074,908 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,075	$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$53,691
Exempt Interest Dividends	4,140,327
Total	$4,194,018

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was

$600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $88,412 and $22,398, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,823,340	$49,869,168
Shares issued to shareholders in reinvestment of dividends and distributions	56,971	589,832
Shares redeemed	(628,640)	(6,479,760)

Net increase (decrease) in shares outstanding before conversion	4,251,671	43,979,240
Shares converted into Class A (See Note 1)	8,065	83,234

Net increase (decrease)	4,259,736	$44,062,474

Year ended October 31, 2015 (a):
Shares sold	4,676,279	$47,099,741
Shares issued to shareholders in reinvestment of dividends and distributions	58,961	592,694
Shares redeemed	(350,510)	(3,509,980)

Net increase (decrease) in shares outstanding before conversion	4,384,730	44,182,455
Shares converted into Class A (See Note 1)	2,995	29,951

Net increase (decrease)	4,387,725	$44,212,406

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	10,553	$108,855
Shares issued to shareholders in reinvestment of dividends and distributions	322	3,329
Shares redeemed	(50)	(500)

Net increase (decrease) in shares outstanding before conversion	10,825	111,684
Shares converted from Investor Class (See Note 1)	(8,070)	(83,234)

Net increase (decrease)	2,755	$28,450

Year ended October 31, 2015 (a):
Shares sold	15,965	$160,898
Shares issued to shareholders in reinvestment of dividends and distributions	488	4,916
Shares redeemed	(3,498)	(35,466)

Net increase (decrease) in shares outstanding before conversion	12,955	130,348
Shares converted from Investor Class (See Note 1)	(2,995)	(29,951)

Net increase (decrease)	9,960	$100,397

29

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	758,253	$7,820,247
Shares issued to shareholders in reinvestment of dividends and distributions	10,201	105,639
Shares redeemed	(173,971)	(1,791,705)

Net increase (decrease)	594,483	$6,134,181

Year ended October 31, 2015:
Shares sold	1,056,386	$10,654,847
Shares issued to shareholders in reinvestment of dividends and distributions	8,928	89,927
Shares redeemed	(151,724)	(1,527,382)

Net increase (decrease)	913,590	$9,217,392

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,927,796	$19,909,634
Shares issued to shareholders in reinvestment of dividends and distributions	44,259	457,970
Shares redeemed	(601,563)	(6,219,165)

Net increase (decrease)	1,370,492	$14,148,439

Year ended October 31, 2015:
Shares sold	3,004,411	$30,217,890
Shares issued to shareholders in reinvestment of dividends and distributions	150,787	1,524,035
Shares redeemed	(5,991,224)	(60,175,879)

Net increase (decrease)	(2,836,026)	$(28,433,954)

(a)	The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent

32	MainStay California Tax Free Opportunities Fund

third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

34	MainStay California Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696254 MS164-16	MSCTF10-06/16 (NYLIM) NL0C5

MainStay Emerging Markets Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This page intentionally left blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Table of Contents

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	28

Notes to Financial Statements	35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	44

Proxy Voting Policies and Procedures and Proxy Voting Record	48

Shareholder Reports and Quarterly Portfolio Disclosure	48

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Since Inception (11/15/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.86 –4.62%	–27.70 –23.49%	–8.75 –6.63%	1.96 1.96%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.96 –4.72	–27.90 –23.70	–8.97 –6.85	2.20 2.20
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.97 –5.04	–24.99 –24.25	–7.52 –7.52	2.95 2.95
Class I Shares	No Sales Charge	No Sales Charge	–4.49	–23.27	–6.38	1.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
MSCI Emerging Markets Index[3]	–0.13%	–17.87%	–4.92%
Average Lipper Emerging Markets Fund[4]	–0.20	–15.53	–4.78

3.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Emerging Markets Fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$953.80	$7.87	$1,016.80	$8.12

Investor Class Shares	$1,000.00	$952.80	$8.93	$1,015.70	$9.22

Class C Shares	$1,000.00	$949.60	$12.55	$1,012.00	$12.96

Class I Shares	$1,000.00	$955.10	$6.66	$1,018.10	$6.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.62% for Class A, 1.84% for Investor Class, 2.59% for Class C and 1.37% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2016 (Unaudited)

China	24.7%
Republic of Korea	16.7
Taiwan	11.5
India	8.0
South Africa	6.4
Brazil	6.3
Mexico	5.7
Turkey	3.3
Malaysia	2.6
Russia	2.5
Thailand	2.5
Indonesia	2.3
Hong Kong	1.3
Colombia	0.9

Chile	0.8%
Poland	0.8
Hungary	0.6
Egypt	0.5
Philippines	0.5
Romania	0.4
Ukraine	0.3
United States	0.2
Czech Republic	0.1
Peru	0.0	‡
Singapore	0.0	‡
Other Assets, Less Liabilities	1.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	China Mobile, Ltd.

4.	Naspers, Ltd. Class N

5.	Infosys, Ltd.
6.	America Movil S.A.B. de C.V. Series L

7.	Hyundai Motor Co.

8.	Samsung Electronics Co., Ltd.

9.	Vale S.A.

10.	Telekomunikasi Indonesia Persero Tbk PT

8	MainStay Emerging Markets Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Emerging Markets Opportunities Fund returned –4.62% for Class A shares, –4.72% for Investor Class shares and –5.04% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –4.49%. For the six months ended April 30, 2016, all share classes underperformed the –0.13% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the –0.20% return of the Average Lipper2 Emerging Markets Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used exchange-traded funds (“ETFs”) to offset the beta3 impact of cash flows into and out of the Fund. The Fund used total-return swaps to gain short exposure to emerging-market equities in markets where shorting is prohibited. In practice, these swaps offer the equivalent exposure of shorting the underlying security. During the reporting period, these derivatives had a negative impact on Fund performance.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the primary driver of the Fund’s underperformance relative to the MSCI Emerging Markets Index during the reporting period. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors, countries or regions as a result of the Fund’s bottom-up stock-selection process—detracted modestly from relative performance.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were consumer discretionary, energy and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection proved beneficial in each of these sectors. The sector that detracted the most from the Fund’s relative performance was materials, driven by an underweight position relative to the MSCI Emerging Markets Index and weak stock selection. The Fund’s holdings in financials and information technology also detracted from performance relative to the benchmark, primarily because of negative stock selection.

From a regional perspective, stock selection was unfavorable across the three major regions—Asia; Europe, the Middle East and Africa (“EMEA”); and Latin America. Stock selection within Latin America detracted the most from the Fund’s relative performance during the reporting period, with the poorest Latin American stock selection concentrated in Brazil and Mexico. As previously noted, allocation effects relative to the MSCI Emerging Markets Index had a modestly negative impact during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in circuit maker Taiwan Semiconductor. The company continued to deliver attractive margins and growth, as its technology has placed Taiwan Semiconductor among the leading suppliers for smart phones. Auto components company Tung Thih Electronics was another strong absolute performer for the Fund. The company reported strong earnings, driven by a rebound in auto sales in China. A long position in mining company Vale, a primary producer of iron ore, also added to absolute performance. The company benefited from recovering commodity prices and lower exporting costs during the reporting period.

The stock that detracted the most from the Fund’s absolute performance during the reporting period was a long position in electronic parts manufacturer Catcher Technology. The company faced pressure from slowing near-term growth and a lack of a visible catalyst. Another detractor from the Fund’s absolute performance was a long position in Radiant Opto-Electronics, a maker of backlight technologies such as those used on personal technology devices. The company’s shares declined because of its exposure to Apple, which may move away from the company’s technology in the intermediate term. A short position in platinum and nickel miner African Rainbow Minerals detracted from the Fund’s absolute returns when the company’s stock rebounded as commodity prices strengthened.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund moved from an underweight position relative to the MSCI Emerging Markets Index to

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

an overweight position in Fomento Economic Mexicano. The company is a distributor of Coca-Cola products to Central and South America and was viewed positively within the Fund’s investment process for its reasonable valuation, improved earnings and positive investor sentiment. The Fund also moved from an underweight to an overweight position relative to the Index in online and mobile commerce company Alibaba. The increase was mainly driven by the company’s attractive earnings profile and relatively strong cash flows.

Fund sales included moving from an overweight to an underweight position relative to the MSCI Emerging Markets Index in copper and silver mining company Grupo Mexico. The decrease was mainly driven by a lack of a compelling valuation and negative earnings trends. The Fund moved from an overweight to a modestly underweight position relative to the Index in Samsung Electronics. The company makes and sells household appliances, hand-held devices and medical equipment. We reduced the position because we believed that the company’s earnings prospects were weakening.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund utilizes a bottom-up, stock-by-stock security-selection process. The sector changes that result from this process do not reflect top-down assessments of sectors, regions or countries. During the reporting period, the Fund increased its sector weightings relative to the MSCI Emerging Markets Index in the industrials and materials sectors. Over the same period, the Fund modestly decreased its weightings in the financials and utilities sectors.

Regionally, the Fund increased its weighting relative to the MSCI Emerging Markets Index in Asia, while modestly decreasing its weightings to EMEA and Latin America. On a country basis, the Fund increased its weightings relative to the MSCI Emerging Markets Index in China and Indonesia and decreased its relative weightings in Chile and Taiwan.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the MSCI Emerging Markets Index in the information technology and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in financials and consumer staples.

As of April 30, 2016, the Fund held an overweight position relative to the MSCI Emerging Markets Index in Asia and underweight positions relative to the Index in Latin America and EMEA. From a country perspective, the Fund held overweight positions relative to the MSCI Emerging Markets Index in South Korea, China and Mexico as of April 30, 2016. As of the same date, the Fund held underweight positions relative to the benchmark in Brazil, Qatar and the United Arab Emirates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Opportunities Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 94.9%†
Brazil 4.0%
Banco Bradesco S.A. (Banks)	23,254	$189,926
Banco do Brasil S.A. (Banks)	59,700	383,795
BM&F Bovespa S.A. (Diversified Financial Services)	48,100	240,273
BR Malls Participacoes S.A. (Real Estate Management & Development)	14,400	70,885
CCR S.A. (Transportation Infrastructure)	27,900	131,256
Centrais Eletricas Brasileiras S.A. (Electric Utilities) (a)	123,700	280,184
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	58,300	447,516
Cosan S.A. Industria e Comercio (Oil, Gas & Consumable Fuels)	37,400	346,243
Estacio Participacoes S.A. (Diversified Consumer Services)	34,600	119,416
JBS S.A. (Food Products)	119,800	314,892
Multiplus S.A. (Media)	3,700	40,827
Qualicorp S.A. (Health Care Providers & Services)	83,800	363,050
Smiles S.A. (Media)	27,500	319,038
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	51,700	294,033
Tupy S.A. (Auto Components)	12,800	50,802
♦Vale S.A. (Metals & Mining)	58,800	336,635
Via Varejo S.A. (Specialty Retail)	57,900	103,199

		4,031,970

Chile 0.8%
Banco de Chile (Banks)	669,924	73,160
Banco de Credito e Inversiones (Banks)	8,547	367,792
Banco Santander Chile (Banks)	1,838,593	89,025
Itau CorpBanca (Banks)	32,373,341	294,640

		824,617

China 24.7%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	577,000	207,535
Agricultural Bank of China, Ltd. Class H (Banks)	922,000	334,002
Air China, Ltd. Class H (Airlines)	330,000	251,002
Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)(b)	8,500	653,990
Asia Cement China Holdings Corp. (Construction Materials) (c)	36,000	7,843
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	118,000	64,804
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)(b)	1,300	252,590

	Shares	Value
China (continued)
Bank of China, Ltd. Class H (Banks)	2,196,000	$897,436
Bank of Communications Co., Ltd. Class H (Banks)	244,000	154,448
Baoye Group Co., Ltd. Class H (Construction & Engineering)	6,000	3,960
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	214,000	231,190
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	129,000	79,161
Boer Power Holdings, Ltd. (Electrical Equipment) (c)	167,000	93,867
CECEP COSTIN New Materials Group, Ltd. (Textiles, Apparel & Luxury Goods)	255,000	23,341
China Cinda Asset Management Co., Ltd. Class H (Capital Markets)	244,000	80,212
China CITIC Bank Corp., Ltd. Class H (Banks) (a)	147,000	92,670
China Construction Bank Corp. Class H (Banks)	243,000	156,321
China Everbright Bank Co., Ltd. Class H (Banks)	313,000	141,633
China Everbright, Ltd. (Capital Markets)	122,000	241,581
China International Marine Containers Group Co., Ltd. Class H (Machinery)	34,500	54,172
China Lesso Group Holdings, Ltd. (Building Products)	35,000	19,222
China Life Insurance Co., Ltd. Class H (Insurance)	38,000	88,474
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	230,000	147,662
China Medical System Holdings, Ltd. (Pharmaceuticals)	472,000	614,575
China Merchants Bank Co., Ltd. Class H (Banks)	13,000	28,625
China Minsheng Banking Corp., Ltd. Class H (Banks)	164,500	154,811
♦China Mobile, Ltd. (Wireless Telecommunication Services)	144,500	1,657,012
China Pacific Insurance Group Co., Ltd. Class H (Insurance)	168,600	595,552
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,140,000	814,191
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	176,000	298,594
China Southern Airlines Co., Ltd. Class H (Airlines)	370,000	232,773
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	1,534,000	765,329

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Vanke Co., Ltd. Class H (Real Estate Management & Development) (b)	181,200	$455,517
Chlitina Holding, Ltd. (Personal Products)	37,000	260,984
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	262,000	138,483
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	416,000	518,063
CNOOC, Ltd., Sponsored ADR (Oil, Gas & Consumable Fuels) (b)	500	61,715
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	542,000	595,320
Dongyue Group, Ltd. (Chemicals) (d)(e)	301,000	53,162
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development) (c)	562,000	418,770
Far East Horizon, Ltd. (Diversified Financial Services)	50,000	39,771
Geely Automobile Holdings, Ltd. (Automobiles)	915,000	456,503
GF Securities Co., Ltd. Class H (Capital Markets) (a)(b)	144,400	331,359
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	634,000	739,690
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	277,600	389,368
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	646,000	464,706
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	1,575,000	854,820
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	16,000	21,163
Kingsoft Corp., Ltd. (Software)	81,000	187,544
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	670,000	583,893
Longfor Properties Co., Ltd. (Real Estate Management & Development)	37,000	52,279
Maoye International Holdings, Ltd. (Multiline Retail) (c)	498,000	52,003
NetEase, Inc., ADR (Internet Software & Services) (b)	5,300	745,710
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (b)	6,300	246,708
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	62,000	17,185
People’s Insurance Co. Group of China, Ltd. (The) Class H (Insurance)	150,000	60,527
PICC Property & Casualty Co., Ltd. Class H (Insurance)	304,000	554,943
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance) (b)	52,000	245,691

	Shares	Value
China (continued)
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H (Pharmaceuticals)	38,000	$65,155
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	242,000	554,701
Shanghai Pharmaceuticals Holding Co., Ltd. Class H (Health Care Providers & Services)	66,000	140,561
Sinopec Engineering Group Co., Ltd. Class H (Construction & Engineering)	172,500	159,671
Sinopec Shanghai Petrochemical Co., Ltd. Class H (Chemicals) (a)	1,140,000	562,880
Sinopharm Group Co., Ltd. Class H (Health Care Providers & Services)	175,600	753,842
Sunac China Holdings, Ltd. (Real Estate Management & Development)	32,000	20,503
♦Tencent Holdings, Ltd. (Internet Software & Services) (b)	131,100	2,685,582
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	182,000	27,686
TravelSky Technology, Ltd. Class H (IT Services)	239,000	445,531
Universal Health International Group Holding, Ltd. (Health Care Providers & Services)	320,000	28,878
Weiqiao Textile Co., Ltd. Class H (Textiles, Apparel & Luxury Goods)	387,000	290,865
Welling Holding, Ltd. (Electrical Equipment)	88,000	14,748
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	282,000	263,572
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	268,000	158,929
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure)	188,000	126,272
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	396,000	405,858
ZTE Corp. Class H (Communications Equipment)	152,800	238,747

		24,928,436

Colombia 0.3%
Almacenes Exito S.A. (Food & Staples Retailing)	45,943	258,367

Czech Republic 0.1%
CEZ A.S. (Electric Utilities)	5,782	112,952

Egypt 0.5%
Commercial International Bank Egypt S.A.E. (Banks)	73,182	379,098
Telecom Egypt Co. (Diversified Telecommunication Services)	163,720	143,440

		522,538

Hong Kong 1.3%
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	36,000	27,800

12	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
EVA Precision Industrial Holdings, Ltd. (Machinery)	44,000	$6,296
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	1,552,000	232,093
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	206,000	92,418
NetDragon Websoft, Inc. (Software)	3,000	9,359
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	822,000	591,314
Real Nutriceutical Group, Ltd. (Personal Products) (c)	1,432,000	166,149
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	127,500	176,862

		1,302,291

Hungary 0.6%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	10,042	613,705
OTP Bank PLC (Banks)	194	5,138

		618,843

India 8.0%
Andhra Bank (Banks)	131,040	109,447
Aurobindo Pharma, Ltd. (Pharmaceuticals)	2,614	29,843
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	39,902	588,484
eClerx Services, Ltd. (IT Services)	1	20
Great Eastern Shipping Co., Ltd. (The) (Oil, Gas & Consumable Fuels)	11,177	55,304
Gujarat State Fertilizers & Chemicals, Ltd. (Chemicals)	170,868	190,626
Hindalco Industries, Ltd. (Metals & Mining)	108,581	157,150
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	30,139	495,274
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	18,861	198,463
Indian Bank (Banks)	25,906	38,119
♦Infosys, Ltd. (IT Services)	78,465	1,426,873
Jammu & Kashmir Bank, Ltd. (The) (Banks)	36,097	37,305
JSW Steel, Ltd. (Metals & Mining)	4,274	88,367
Karnataka Bank, Ltd. (The) (Banks)	65,916	111,251
KPIT Technologies, Ltd. (Software)	85,116	204,674
Manappuram Finance, Ltd. (Consumer Finance)	368,606	221,730
NIIT Technologies, Ltd. (Software)	39,870	282,570
PC Jeweller, Ltd. (Specialty Retail)	48,882	264,234
Piramal Enterprises, Ltd. (Pharmaceuticals)	4,128	74,992
Power Finance Corp., Ltd. (Diversified Financial Services)	86,458	233,057
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	10,696	158,174

	Shares	Value
India (continued)
Rural Electrification Corp., Ltd. (Diversified Financial Services)	89,182	$239,459
Shipping Corp. of India, Ltd. (Marine) (a)	3,527	3,722
Sintex Industries, Ltd. (Building Products)	262,955	328,248
Tata Motors, Ltd. Class A DVR (Automobiles) (a)	128,898	579,001
Torrent Power, Ltd. (Electric Utilities)	54,148	190,657
Union Bank of India (Banks)	52,648	101,200
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	13,537	177,565
Vedanta, Ltd. (Metals & Mining)	399,462	624,818
Welspun Corp., Ltd. (Metals & Mining)	35,141	58,542
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	274,930	412,830
Wipro, Ltd. (IT Services)	24,221	201,750
Zensar Technologies, Ltd. (Software)	10,622	157,096

		8,040,845

Indonesia 2.3%
Bank Negara Indonesia Persero Tbk PT (Banks)	207,900	72,279
Global Mediacom Tbk PT (Media)	2,160,400	190,026
Gudang Garam Tbk PT (Tobacco)	91,900	482,566
Semen Indonesia Persero Tbk PT (Construction Materials)	115,100	86,404
♦Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	3,682,000	991,136
United Tractors Tbk PT (Machinery)	445,600	506,824

		2,329,235

Malaysia 2.6%
AirAsia BHD (Airlines)	481,200	234,041
Berjaya Auto BHD (Specialty Retail)	72,720	40,953
CIMB Group Holdings BHD (Banks)	142,600	170,470
Felda Global Ventures Holdings BHD (Food Products)	160,900	59,722
Hong Leong Financial Group BHD (Banks)	8,400	32,125
IHH Healthcare BHD (Health Care Providers & Services)	186,600	312,871
IOI Corp. BHD (Food Products)	273,200	309,112
IOI Properties Group BHD (Real Estate Management & Development)	48,600	30,107
Malayan Banking BHD (Banks)	127,300	290,999
Malaysia Building Society BHD (Thrifts & Mortgage Finance)	152,900	50,882
MISC BHD (Marine)	156,900	339,384
Public Bank BHD (Banks)	70,300	336,519
TA Enterprise BHD (Hotels, Restaurants & Leisure)	392,300	55,232
Top Glove Corp. BHD (Health Care Equipment & Supplies)	209,500	265,998
Unisem M BHD (Semiconductors & Semiconductor Equipment)	97,900	55,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Malaysia (continued)
YTL Power International BHD (Multi-Utilities)	73,900	$28,376

		2,612,175

Mexico 5.7%
Alfa S.A.B. de C.V. Class A (Industrial Conglomerates)	219,100	412,102
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	1,642,304	1,162,666
Arca Continental S.A.B. de C.V. (Beverages)	26,700	184,180
Empresas ICA S.A.B. de C.V. (Construction & Engineering) (a)(c)	227,000	48,554
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	60,400	143,482
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	74,800	697,278
Gentera S.A.B. de C.V. (Consumer Finance)	201,300	399,449
Gruma S.A.B. de C.V. Class B (Food Products)	44,215	644,491
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	8,700	82,147
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	18,305	281,906
Grupo Lala S.A.B. de C.V. (Food Products)	178,300	476,824
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	409,521	672,909
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	212,800	525,919

		5,731,907

Peru 0.0%‡
Ferreycorp SAA (Trading Companies & Distributors)	90,660	47,463

Philippines 0.5%
Cebu Air, Inc. (Airlines)	89,680	170,227
Metro Pacific Investments Corp. (Diversified Financial Services)	2,692,200	333,026

		503,253

Poland 0.8%
Asseco Poland S.A. (Software)	2,332	35,375
Enea S.A. (Electric Utilities)	86,401	267,106
Eurocash S.A. (Food & Staples Retailing)	30,301	432,650
KGHM Polska Miedz S.A. (Metals & Mining)	4,430	86,303
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	767	6,937
Tauron Polska Energia S.A. (Electric Utilities)	7,036	5,456

		833,827

Republic of Korea 15.8%
BNK Financial Group, Inc. (Banks)	7,391	60,262
CJ CheilJedang Corp. (Food Products)	1,155	385,203
Daelim Industrial Co., Ltd. (Construction & Engineering)	6,534	520,128

	Shares	Value
Republic of Korea (continued)
Daou Technology, Inc. (Internet Software & Services)	12,389	$254,434
DGB Financial Group, Inc. (Banks)	17,215	138,548
Dongbu HiTek Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	17,044	290,948
Dongbu Insurance Co., Ltd. (Insurance)	5,187	319,123
DongKook Pharmaceutical Co., Ltd. (Pharmaceuticals)	3,266	184,311
GS Engineering & Construction Corp. (Construction & Engineering) (a)	13,710	373,012
GS Holdings, Corp. (Oil, Gas & Consumable Fuels)	7,176	348,282
GS Retail Co., Ltd. (Food & Staples Retailing)	7,066	331,781
Hana Financial Group, Inc. (Banks)	12,936	291,213
Hanmi Pharm Co., Ltd. (Pharmaceuticals)	287	150,376
Hanwha Chemical Corp. (Chemicals)	17,462	385,439
Hanwha Corp. (Industrial Conglomerates)	15,561	516,242
Harim Holdings Co., Ltd. (Industrial Conglomerates) (a)	1,901	8,309
Hyosung Corp. (Chemicals)	3,019	324,581
Hyundai Development Co.-Engineering & Construction (Construction & Engineering)	8,136	360,600
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	14,847	523,828
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	9,619	268,461
Hyundai Mobis Co., Ltd. (Auto Components)	1,872	427,994
♦Hyundai Motor Co. (Automobiles)	6,121	770,900
Hyundai Steel Co. (Metals & Mining)	8,337	460,240
Industrial Bank of Korea (Banks)	17,163	183,018
KB Financial Group, Inc. (Banks)	10,770	328,941
Kia Motors Corp. (Automobiles)	1,742	73,233
Korea Electric Power Corp. (Electric Utilities)	15,795	856,706
KT Corp. (Diversified Telecommunication Services)	9,563	256,406
KT&G Corp. (Tobacco)	6,306	680,742
LG Corp. (Industrial Conglomerates)	10,252	612,745
LG Electronics, Inc. (Household Durables)	8,537	436,066
LG Uplus Corp. (Diversified Telecommunication Services)	30,714	301,910
Lotte Chemical Corp. (Chemicals)	1,424	365,561
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	27,993	273,935
POSCO (Metals & Mining)	1,495	315,559
S-Oil Corp. (Oil, Gas & Consumable Fuels)	3,993	305,240
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	420	458,926
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	6,673	667,651
Shinhan Financial Group Co., Ltd. (Banks)	11,897	436,453
SK Holdings Co., Ltd. (Industrial Conglomerates)	2,101	413,045

14	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	4,089	$556,253
Soulbrain Co., Ltd. (Chemicals)	8,150	311,151
Sungwoo Hitech Co., Ltd. (Auto Components)	24,787	202,534
Woori Bank (Banks)	21,491	198,048

		15,928,338

Romania 0.4%
New Europe Property Investments PLC (Real Estate Management & Development)	30,690	386,426

Russia 2.5%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	39,303	203,118
Lukoil PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	7,082	300,170
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	10,434	153,901
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services) (b)	63,400	587,084
Severstal PAO, GDR (Metals & Mining)	36,314	421,969
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services)	54,691	401,979
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	57,744	305,466
Tatneft PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	3,339	104,678

		2,478,365

Singapore 0.0%‡
China Yuchai International, Ltd. (Machinery) (b)	1,600	16,400

South Africa 6.4%
AngloGold Ashanti, Ltd. (Metals & Mining) (a)	2,243	35,610
Astral Foods, Ltd. (Food Products)	14,009	127,363
Barclays Africa Group, Ltd. (Banks)	31,197	316,238
Barloworld, Ltd. (Trading Companies & Distributors)	64,107	370,720
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	45,450	143,515
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	20,057	126,455
FirstRand, Ltd. (Diversified Financial Services)	155,459	499,622
Fortress Income Fund, Ltd. Class A (Real Estate Investment Trusts)	26,473	29,755
Gold Fields, Ltd. (Metals & Mining)	92,473	420,165
Growthpoint Properties, Ltd. (Real Estate Investment Trusts)	64,522	113,994
Hyprop Investments, Ltd. (Real Estate Investment Trusts)	6,760	58,348
Imperial Holdings, Ltd. (Distributors) (c)	56,347	589,901
Investec, Ltd. (Capital Markets)	55,341	426,820

	Shares	Value
South Africa (continued)
Liberty Holdings, Ltd. (Insurance)	41,867	$411,457
♦Naspers, Ltd. Class N (Media)	11,079	1,520,151
Nedbank Group, Ltd. (Banks)	3,207	41,025
Redefine Properties, Ltd. (Real Estate Investment Trusts)	189,402	163,520
Resilient REIT, Ltd. (Real Estate Investment Trusts)	8,034	76,698
Sappi, Ltd. (Paper & Forest Products) (a)	73,161	317,102
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	1,596	52,067
Sibanye Gold, Ltd. (Metals & Mining)	6,907	26,007
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	114,287	455,053
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & Engineering)	9,692	82,723

		6,404,309

Taiwan 11.5%
Casetek Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	41,000	184,960
Cathay Financial Holding Co., Ltd. (Insurance)	228,000	256,255
China Life Insurance Co., Ltd. (Insurance)	144,000	108,715
China Steel Corp. (Metals & Mining)	38,000	26,686
Chunghwa Telecom Co., Ltd. (Diversified Telecommunication Services)	283,000	956,407
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	443,000	260,968
CTBC Financial Holding Co., Ltd. (Banks)	428,229	217,746
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	61,000	74,233
Highwealth Construction Corp. (Real Estate Management & Development)	259,000	389,468
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	321,108	767,601
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	227,000	276,597
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	140,000	296,469
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	547,000	690,258
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	288,000	583,983
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	93,000	134,225
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	233,000	653,062
Rechi Precision Co., Ltd. (Machinery)	37,670	28,148
Ruentex Development Co., Ltd. (Real Estate Management & Development)	23,000	25,957
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	387,000	541,150
Shin Zu Shing Co., Ltd. (Machinery)	63,000	179,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Siliconware Precision Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	427,386	$634,725
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	684,000	3,181,099
Uni-President Enterprises Corp. (Food Products)	273,000	492,624
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	259,000	397,096
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	101,000	212,628

		11,570,960

Thailand 2.5%
Charoen Pokphand Foods PCL, NVDR (Food Products)	518,100	353,014
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	58,900	121,408
Krung Thai Bank PCL, NVDR (Banks)	286,500	143,537
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	121,600	261,964
PTT Global Chemical PCL, NVDR (Chemicals)	216,000	386,487
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	89,100	775,448
Thai Union Group PCL, NVDR (Food Products)	713,800	423,008
Thanachart Capital PCL, NVDR (Banks)	46,200	45,962
TMB Bank PCL, NVDR (Banks)	365,900	23,884

		2,534,712

Turkey 3.3%
Akbank T.A.S (Banks)	32,647	100,345
Aksa Akrilik Kimya Sanayii A.S. (Textiles, Apparel & Luxury Goods)	60,172	209,677
Arcelik A.S. (Household Durables)	41,343	277,639
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	240,389	401,221
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	40,557	146,400
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	105,268	613,624
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	37,117	293,699
Turkiye Halk Bankasi A.S. (Banks)	19,727	75,792
Turkiye Is Bankasi Class C (Banks)	135,673	238,082
Turkiye Sise ve Cam Fabrikalari A.S. (Industrial Conglomerates)	303,308	423,851
Turkiye Vakiflar Bankasi TAO Class D (Banks)	161,248	284,691
Yapi ve Kredi Bankasi AS (Banks) (a)	167,629	256,416

		3,321,437

	Shares	Value
Ukraine 0.3%
Kernel Holding S.A. (Food Products)	20,456	$275,734

Total Common Stocks (Cost $98,719,832)		95,615,400

Preferred Stocks 3.8%
Brazil 2.3%
Banco ABC Brasil S.A. 6.79% (Banks)	59,300	204,319
Banco do Estado do Rio Grande do Sul S.A. Class B 10.61% (Banks)	90,300	223,436
Braskem S.A. Class A 6.37% (Chemicals)	50,400	359,765
Centrais Eletricas Brasileiras S.A. Class B 0.00% (Electric Utilities) (a)	103,500	385,501
Cia Paranaense de Energia Class B 5.17% (Electric Utilities)	20,100	165,452
Itau Unibanco Holding S.A. 4.55% (Banks)	11,395	108,906
Suzano Papel e Celulose S.A. Class A 2.75% (Paper & Forest Products)	16,100	61,465
Telefonica Brasil S.A. 6.12% (Diversified Telecommunication Services)	9,400	115,776
♦Vale S.A. 3.23% (Metals & Mining)	146,500	670,469

		2,295,089

Chile 0.0%‡
Embotelladora Andina S.A. Class B 3.84% (Beverages)	6,455	21,895

Colombia 0.6%
Banco Davivienda S.A. 1.68% (Banks)	25,151	236,970
Bancolombia S.A. 3.10% (Banks)	35,802	340,338

		577,308

Republic of Korea 0.9%
♦Hyundai Motor Co. 4.26% (Automobiles)	1,426	125,028
4.36% (Automobiles)	2,292	195,928
LG Chem, Ltd. 2.40% (Chemicals)	419	72,628
♦Samsung Electronics Co., Ltd. 2.03% (Technology Hardware, Storage & Peripherals)	600	549,237

		942,821

Total Preferred Stocks (Cost $3,673,527)		3,837,113

16	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
Thailand 0.0%‡
Jasmine International PCL Strike Price $4.30 Expires 7/5/20 (Diversified Telecommunication Services) (a)	506,078	$12,895

Total Warrants (Cost $0)		12,895

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
United States 0.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $173,003 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.01% and a maturity date of 6/8/21, with a Principal Amount of $175,000 and a Market Value of $176,698) (Capital Markets)	$173,003	173,003

Total Short-Term Investment (Cost $173,003)		173,003

Total Investments (Cost $102,566,362) (f)	98.9%	99,638,411
Other Assets, Less Liabilities	1.1	1,081,944
Net Assets	100.0%	$100,720,355

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(J))

(c)	All or a portion of this security was held on loan. As of April 30, 2016, the market value of securities loaned was $673,912 and the Fund received non-cash collateral in the amount of $720,240. (See Note 2(O))

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of this security was $53,162, which represented 0.1% of the Fund’s net assets.

(e)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $53,162, which represented 0.1% of the Fund’s net assets.
(f)	As of April 30, 2016, cost was $103,564,455 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$6,938,470
Gross unrealized depreciation	(10,864,514)

Net unrealized depreciation	$(3,926,044)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2016 were as follows1:

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Brazil
Merrill Lynch	AES Tiete Energia S.A.	1 Month LIBOR BBA minus 0.33%	5/2/2017	(13,200)	$(57)	$3,619
Merrill Lynch	AES Tiete Energia S.A.	1 Month LIBOR BBA minus 0.55%	5/2/2017	(19,700)	(83)	2,986
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.75%	5/27/2016-8/1/2016	(24,000)	(192)	23,542
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 14.50%	8/1/2016-10/18/2016	(26,400)	(150)	45,260
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 3.00%	6/7/2016-7/8/2016	(38,100)	(169)	74,348
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 2.40%	5/27/2016-7/22/2016	(36,500)	(98)	53,869
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60%	5/2/2017	39,400	349	25,281
Merrill Lynch	Itausa—Investimentos Itau S.A.	1 Month LIBOR BBA plus 0.60%	5/8/2017	183,630	392	69,389
Merrill Lynch	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016	134,700	304	195,014
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 9.00%	7/22/2016	(5,100)	(80)	9,586
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 0.75%	9/19/2016	(11,700)	(40)	2,625
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 8.50%	1/17/2017	(49,500)	(239)	7,303
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 1.50%	7/15/2016-9/30/2016	(29,200)	(62)	25,911
Merrill Lynch	Oi S.A.	1 Month LIBOR BBA minus 7.65%	1/17/2017	(41,600)	(22)	11,755
Merrill Lynch	Oi S.A.	1 Month LIBOR BBA minus 10.00%	1/17/2017	(79,700)	(27)	3,623
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60%	10/18/2016-12/23/2016	74,100	162	99,856
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 7.50%	8/1/2016	(317,600)	(424)	195,266

China
Merrill Lynch	Aluminum Corp. of China, Ltd.	1 Month LIBOR BBA minus 1.50%	10/17/2016-10/18/2016	(982,000)	(341)	12,014
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	4/10/2017	242,000	96	2,605
Merrill Lynch	CGN Power Co, Ltd.	1 Month LIBOR BBA minus 0.50%	1/16/2017	(390,000)	(135)	9,994
Merrill Lynch	China Merchants Bank Co, Ltd.	1 Month LIBOR BBA plus 0.45%	4/28/2017	21,000	45	1,642
Merrill Lynch	China Shipping Container Lines Co, Ltd.	1 Month LIBOR BBA minus 2.00%	2/6/2017	(58,000)	(15)	1,731
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00%	7/29/2016-4/10/2017	(319,000)	(66)	28,963
Merrill Lynch	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 4.00%	11/30/2016-12/2/2016	(69,600)	(81)	26,713
Merrill Lynch	Huadian Fuxin Energy Corp., Ltd.	1 Month LIBOR BBA minus 1.00%	1/16/2017	(48,000)	(13)	1,992
Merrill Lynch	Lianhua Supermarket Holdings Co, Ltd.	1 Month LIBOR BBA minus 3.50%	11/30/2016	(2,000)	(1)	167
Merrill Lynch	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 8.50%	1/16/2017	(122,000)	(32)	5,509
Merrill Lynch	Zhuzhou CRRC Times Electric Co, Ltd.	1 Month LIBOR BBA minus 0.45%	4/28/2017	(54,000)	(317)	8,018

Hong Kong
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50%	11/14/2016	(33,000)	(17)	2,525
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 10.00%	4/28/2017	(22,500)	(48)	3,924
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00%	4/28/2017	(15,000)	(33)	3,042
Merrill Lynch	Brilliance China Automotive Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	1/16/2017	(212,000)	(284)	74,264
Merrill Lynch	China Gas Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	4/28/2017	(200,000)	(295)	4,993
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	3/8/2017-4/10/2017	32,000	349	17,626
Merrill Lynch	China Pioneer Pharma Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	10/18/2016	(39,000)	(17)	8,165
Merrill Lynch	China Pioneer Pharma Holdings, Ltd.	1 Month LIBOR BBA minus 12.00%	10/17/2016	(11,000)	(5)	2,121
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.00%	9/26/2016	50,000	52	10,035

18	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Merrill Lynch	Cosmo Lady China Holdings Co, Ltd.	1 Month LIBOR BBA minus 5.50%	1/16/2017	(46,000)	$(42)	$6,123
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 2.00%	9/26/2016	(92,000)	(16)	2,023
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 3.50%	9/26/2016	(2,000)	— **	67
Merrill Lynch	Greatview Aseptic Packaging Co, Ltd.	1 Month LIBOR BBA minus 3.00%	8/22/2016-8/24/2016	(101,000)	(58)	7,122
Merrill Lynch	Haier Electronics Group Co, Ltd.	1 Month LIBOR BBA minus 0.45%	4/28/2017	(170,000)	(291)	4,237
Merrill Lynch	Li Ning Co, Ltd.	1 Month LIBOR BBA minus 2.00%	11/29/2016-11/30/2016	(510,500)	(261)	39,300
Merrill Lynch	Li Ning Co, Ltd.	1 Month LIBOR BBA minus 6.50%	4/10/2017	(104,606)	(49)	3,451
Merrill Lynch	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 3.00%	4/28/2017	(86,500)	(63)	3,046
Merrill Lynch	National Agricultural Holdings, Ltd.	1 Month LIBOR BBA minus 10.00%	4/28/2017	(136,000)	(39)	9,276
Merrill Lynch	National Agricultural Holdings, Ltd.	1 Month LIBOR BBA minus 11.50%	4/28/2017	(90,000)	(28)	8,053
Merrill Lynch	PAX Global Technology, Ltd.	1 Month LIBOR BBA minus 2.50%	4/28/2017	(107,000)	(106)	13,603
Merrill Lynch	SSY Group, Ltd.	1 Month LIBOR BBA minus 0.75%	6/8/2016	(262,907)	(103)	12,716
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.00%	9/26/2016	8,900	143	38,831
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	8/3/2016	33,300	666	15,963
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	6/8/2016-8/2/2016	(276,000)	(112)	69,083
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 9.00%	6/7/2016	(118,000)	(50)	31,374
Merrill Lynch	Yashili International Holdings, Ltd.	1 Month LIBOR BBA minus 8.50%	6/7/2016-6/8/2016	(233,000)	(77)	21,225

Hungary
Merrill Lynch	OTP Bank PLC	1 Month LIBOR BBA plus 0.80%	11/30/2016	14,650	284	103,141

Indonesia
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00%	6/8/2016-4/10/2017	(216,300)	(65)	8,080

Mexico
Merrill Lynch	Grupo Aeroportuario del Pacifico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	1/17/2017	14,100	129	4,262
Merrill Lynch	Grupo Financiero Santander Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	4/28/2017	20,400	37	69
Merrill Lynch	Infraestructura Energetica Nova S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/30/2016	(28,000)	(135)	25,452
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	6/8/2016-5/12/2017	(105,100)	(76)	3,106
Merrill Lynch	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	9/19/2016	190,700	452	19,218

Poland
Merrill Lynch	Bank Millennium S.A.	1 Month LIBOR BBA minus 0.75%	10/18/2016	(19,615)	(32)	6,746
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 5.00%	6/7/2016-5/12/2017	(269,264)	(92)	56,377
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 8.00%	10/17/2016-10/18/2016	(943,583)	(222)	96,165
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 8.75%	4/10/2017	(180,809)	(26)	2,398
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 5.50%	11/29/2016-11/30/2016	(12)	(24)	5,505
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00%	10/17/2016-12/23/2016	(169)	(302)	53,234
Merrill Lynch	Lubelski Wegiel Bogdanka S.A.	1 Month LIBOR BBA plus 0.80%	5/2/2017	4,170	43	6,827
Merrill Lynch	Polski Koncern Naftowy ORLEN S.A.	1 Month LIBOR BBA plus 0.80%	11/29/2016-3/8/2017	24,238	377	59,212

Republic of Korea
Merrill Lynch	Com2uSCorp	1 Month LIBOR BBA plus 0.65%	1/17/2017	1,607	148	34,221
Merrill Lynch	Doosan Engine Co, Ltd.	1 Month LIBOR BBA minus 5.00%	7/22/2016-8/16/2016	(12,450)	(64)	17,092
Merrill Lynch	Doosan Engine Co, Ltd.	1 Month LIBOR BBA minus 7.00%	8/16/2016	(11,650)	(61)	16,565
Merrill Lynch	Hanjin Heavy Industries & Construction Co, Ltd.	1 Month LIBOR BBA minus 7.00%	11/14/2016	(11,356)	(45)	4,872
Merrill Lynch	Hanjin Shipping Co, Ltd.	1 Month LIBOR BBA minus 10.00%	4/28/2017	(19,642)	(55)	22,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Merrill Lynch	Hanjin Shipping Co, Ltd.	1 Month LIBOR BBA minus 8.00%	4/28/2017	(29,462)	$(81)	$31,864
Merrill Lynch	Hankook Shell Oil Co, Ltd.	1 Month LIBOR BBA minus 4.50%	10/18/2016-10/21/2016	(153)	(66)	2,350
Merrill Lynch	Hankook Shell Oil Co, Ltd.	1 Month LIBOR BBA minus 7.00%	5/12/2017	(28)	(12)	205
Merrill Lynch	Hyundai Merchant Marine Co, Ltd.	1 Month LIBOR BBA minus 18.00%	4/28/2017	(98,096)	(199)	26,765
Merrill Lynch	Kumho Tire Co, Inc.	1 Month LIBOR BBA minus 6.50%	4/28/2017	(10,460)	(77)	1,048
Merrill Lynch	NICE Information Service Co, Ltd.	1 Month LIBOR BBA minus 5.00%	4/28/2017	(8,728)	(70)	2,501
Merrill Lynch	NICE Information Service Co, Ltd.	1 Month LIBOR BBA minus 8.00%	4/28/2017	(5,819)	(46)	1,107
Merrill Lynch	POSCO Chemtech Co, Ltd.	1 Month LIBOR BBA minus 4.00%	11/29/2016-1/17/2017	(7,371)	(84)	5,293
Merrill Lynch	Samsung Electronics Co, Ltd.	1 Month LIBOR BBA plus 0.65%	4/10/2017	11	11	1,220
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	4/7/2017-5/11/2017	(1,135)	(84)	6,367
Merrill Lynch	SK Chemicals Co, Ltd.	1 Month LIBOR BBA minus 4.00%	10/17/2016	(1,420)	(89)	68

Russia
Merrill Lynch	Gazprom PAO	1 Month LIBOR BBA plus 0.80%	8/1/2016-5/12/2017	221,205	935	208,815
Merrill Lynch	Lukoil PJSC	1 Month LIBOR BBA plus 0.80%	5/12/2017	1,197	50	271
Merrill Lynch	Novatek OAO	1 Month LIBOR BBA minus 1.00%	6/7/2016-10/18/2016	(1,462)	(142)	2,102
Merrill Lynch	VTB Bank PJSC	1 Month LIBOR BBA minus 6.50%	6/7/2016-6/8/2016	(103,496)	(270)	48,820

South Africa
Merrill Lynch	AngloGold Ashanti, Ltd.	1 Month LIBOR BBA plus 0.80%	4/4/2017	12,685	171	27,772
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00%	11/14/2016	(10,941)	(9)	1,437
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.75%	6/7/2016-6/8/2016	(31,376)	(50)	27,251
Merrill Lynch	EOH Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	5/2/2017	(16,671)	(165)	3,600
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 2.50%	5/12/2017	(1,519)	(12)	226
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	6/7/2016-8/1/2016	(132,582)	(163)	29,433
Merrill Lynch	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 1.00%	10/17/2016	(8,357)	(127)	21,059
Merrill Lynch	Sappi, Ltd.	1 Month LIBOR BBA plus 0.80%	11/29/2016-11/30/2016	74,026	288	32,855
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	5/11/2017-5/12/2017	52,069	444	21,163
Merrill Lynch	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80%	8/1/2016-5/12/2017	109,706	751	66,329

Taiwan
Merrill Lynch	Acer, Inc.	1 Month LIBOR BBA minus 9.00%	10/21/2016	(95,000)	(39)	5,130
Merrill Lynch	Brogent Technologies, Inc.	1 Month LIBOR BBA minus 7.00%	1/16/2017	(6,000)	(63)	12,559
Merrill Lynch	eMemory Technology, Inc.	1 Month LIBOR BBA minus 4.00%	8/1/2016	(9,000)	(123)	24,168
Merrill Lynch	GeoVision, Inc.	1 Month LIBOR BBA minus 5.00%	8/15/2016	(11,200)	(27)	6,890
Merrill Lynch	Nan Ya Printed Circuit Board Corp.	1 Month LIBOR BBA minus 5.50%	1/16/2017	(23,000)	(24)	2,216
Merrill Lynch	Nan Ya Printed Circuit Board Corp.	1 Month LIBOR BBA minus 6.00%	11/29/2016-11/30/2016	(36,000)	(36)	2,337
Merrill Lynch	PChome Online, Inc.	1 Month LIBOR BBA minus 5.00%	11/30/2016	(1,000)	(11)	337
Merrill Lynch	San Shing Fastech Corp.	1 Month LIBOR BBA minus 5.50%	10/17/2016-10/21/2016	(13,000)	(25)	473
Merrill Lynch	Wowprime Corp.	1 Month LIBOR BBA minus 6.00%	10/21/2016-2/6/2017	(13,000)	(66)	17,187

Thailand
Merrill Lynch	Energy Absolute PCL	1 Month LIBOR BBA minus 7.00%	1/17/2017	(104,700)	(66)	2,480
Merrill Lynch	Energy Absolute PCL	1 Month LIBOR BBA minus 10.00%	4/28/2017	(216,600)	(138)	6,558

Turkey
Merrill Lynch	WEG S.A.	1 Month LIBOR BBA minus 0.85%	11/30/2016	(16,500)	(62)	(10,913)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00%	8/1/2016	(9,236)	(85)	11,645

20	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 9.25%	5/12/2017	(72,209)	$(15)	$38
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 10.99%	6/7/2016-6/8/2016	(662,033)	(148)	12,961
Merrill Lynch	Sekerbank TAS	1 Month LIBOR BBA minus 7.75%	2/6/2017	(250)	— **	1

United States
Merrill Lynch	Ctrip.com International, Ltd.	1 Month LIBOR BBA minus 0.40%	5/2/2017	(6,300)	(282)	7,329
Merrill Lynch	58.com, Inc.	1 Month LIBOR BBA minus 0.49%	5/2/2017	(2,000)	(111)	1,900
Merrill Lynch	58.com, Inc.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(3,100)	(175)	5,664
					$(2,339)	$2,595,448

						Unrealized Depreciation

Brazil
Merrill Lynch	Ambev S.A.	1 Month LIBOR BBA plus 0.60%	8/1/2016	131,300	$803	$(65,344)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.75%	10/28/2016-2/6/2017	(16,200)	(87)	(27,132)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 14.50%	2/6/2017-4/10/2017	(45,500)	(150)	(31,116)
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60%	6/8/2016-5/18/2017	77,396	617	(31,937)
Merrill Lynch	Bradespar S.A.	1 Month LIBOR BBA minus 1.20%	1/17/2017	(119,200)	(161)	(136,285)
Merrill Lynch	Cia Paranaense de Energia	1 Month LIBOR BBA plus 0.60%	9/19/2016	20,000	184	(20,272)
Merrill Lynch	Cia Siderurgica Nacional S.A.	1 Month LIBOR BBA minus 26.46%	5/2/2017	(17,100)	(34)	(30,697)
Merrill Lynch	Cia Siderurgica Nacional S.A.	1 Month LIBOR BBA minus 26.55%	5/2/2017	(25,700)	(54)	(44,082)
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.30%	12/27/2016	(53,332)	(232)	(82,770)
Merrill Lynch	Duratex S.A.	1 Month LIBOR BBA minus 9.00%	1/17/2017-5/8/2017	(120,334)	(239)	(32,863)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 3.00%	12/23/2016-5/2/2017	(91,600)	(195)	(32,933)
Merrill Lynch	Embraer S.A.	1 Month LIBOR BBA plus 0.60%	1/17/2017	64,400	488	(106,738)
Merrill Lynch	Estacio Participacoes S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/18/2016	69,100	242	(4,720)
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 2.40%	10/28/2016-2/6/2017	(10,000)	(11)	(1,224)
Merrill Lynch	JSL S.A.	1 Month LIBOR BBA minus 10.00%	12/23/2016	(5,700)	(13)	(1,994)
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 9.00%	10/17/2016-2/6/2017	(15,400)	(168)	(43,706)
Merrill Lynch	Localiza Rent a Car S.A.	1 Month LIBOR BBA minus 4.20%	11/29/2016-5/2/2017	(38,200)	(264)	(105,806)
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 0.75%	10/17/2016-11/30/2016	(65,300)	(203)	(7,383)
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA plus 0.00%	5/2/2017	(28,360)	— **	(107,262)
Merrill Lynch	M Dias Branco S.A.	1 Month LIBOR BBA minus 1.98%	5/2/2017	(3,700)	(70)	(14,707)
Merrill Lynch	M Dias Branco S.A.	1 Month LIBOR BBA minus 2.10%	5/2/2017	(5,600)	(108)	(21,493)
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 1.50%	10/28/2016-3/10/2017	(55,100)	(50)	(18,132)
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 19.00%	5/16/2016	(752,718)	— **	(2,189)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60%	7/8/2016-7/22/2016	41,900	179	(54,225)
Merrill Lynch	Suzano Papel e Celulose S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/18/2016	38,400	180	(35,600)
Merrill Lynch	Tim Participacoes S.A.	1 Month LIBOR BBA minus 5.00%	10/17/2016-4/10/2017	(88,600)	(188)	(8,147)
Merrill Lynch	Transmissora Alianca de Energia Eletrica S.A.	1 Month LIBOR BBA plus 0.60%	6/8/2016	5,900	40	(5,870)
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 7.50%	5/12/2017	(30,300)	(17)	(4,743)
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A. Rights	1 Month LIBOR BBA plus 0.00%	5/22/2017	(70,456)	— **	(1,639)
Merrill Lynch	WEG S.A.	1 Month LIBOR BBA minus 0.47%	5/2/2017	(23,100)	(90)	(10,615)
Merrill Lynch	WEG S.A.	1 Month LIBOR BBA minus 0.65%	5/2/2017	(34,600)	(141)	(11,246)
Merrill Lynch	WEG S.A.	1 Month LIBOR BBA minus 0.85%	11/30/2016	(16,500)	(62)	(10,913)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

China
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	9/26/2016	20,000	$10	$(1,370)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	7/22/2016-10/28/2016	2,259,000	2,035	(591,200)
Merrill Lynch	China Oilfield Services, Ltd.	1 Month LIBOR BBA minus 0.50%	1/16/2017	(44,000)	(38)	(716)
Merrill Lynch	China Oilfield Services, Ltd.	1 Month LIBOR BBA minus 1.75%	4/28/2017	(296,000)	(231)	(26,543)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45%	9/19/2016	380,000	282	(11,313)
Merrill Lynch	Dalian Port PDA Co, Ltd.	1 Month LIBOR BBA minus 5.50%	11/29/2016-12/2/2016	(364,000)	(130)	(27,708)
Merrill Lynch	Dalian Port PDA Co, Ltd.	1 Month LIBOR BBA minus 7.50%	1/16/2017	(78,000)	(32)	(2,623)
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	8/22/2016-9/26/2016	482,000	338	(76,006)
Merrill Lynch	Ping An Insurance Group Co of China, Ltd.	1 Month LIBOR BBA plus 0.45%	12/6/2016	135,500	798	(162,595)
Merrill Lynch	Tsingtao Brewery Co, Ltd.	1 Month LIBOR BBA minus 0.45%	4/28/2017	(78,000)	(291)	(4,588)
Merrill Lynch	Yanzhou Coal Mining Co, Ltd.	1 Month LIBOR BBA minus 8.00%	4/28/2017	(348,000)	(177)	(21,506)
Merrill Lynch	Yanzhou Coal Mining Co, Ltd.	1 Month LIBOR BBA minus 12.00%	4/28/2017	(232,000)	(120)	(12,072)

Hong Kong
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50%	9/26/2016	(87,959)	(36)	(1,799)
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	7/29/2016-12/23/2016	49,500	614	(45,626)
Merrill Lynch	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 1.50%	4/28/2017	(96,000)	(50)	(1,270)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45%	8/15/2016	202,000	267	(15,276)
Merrill Lynch	Credit China Holdings, Ltd.	1 Month LIBOR BBA minus 13.25%	6/8/2016	(68,000)	(17)	(10,651)
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	8/15/2016	(113,000)	(44)	(12,498)
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00%	8/15/2016	(23,942)	(9)	(10,948)
Merrill Lynch	Kingdee International Software Group Co, Ltd.	1 Month LIBOR BBA minus 3.75%	4/28/2017	(864,000)	(280)	(1,983)
Merrill Lynch	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 3.00%	4/28/2017	(129,500)	(88)	(2,383)
Merrill Lynch	Microport Scientific Corp.	1 Month LIBOR BBA minus 6.50%	6/8/2016	(28,000)	(14)	(610)
Merrill Lynch	Phoenix Healthcare Group Co, Ltd.	1 Month LIBOR BBA minus 6.00%	4/28/2017	(125,500)	(130)	(60,548)
Merrill Lynch	Sinosoft Technology Group, Ltd.	1 Month LIBOR BBA minus 4.00%	4/28/2017	(104,000)	(52)	(4,842)
Merrill Lynch	SSY Group, Ltd.	1 Month LIBOR BBA minus 3.00%	11/29/2016-11/30/2016	(488,000)	(121)	(46,713)

Indonesia
Merrill Lynch	Bank Central Asia Tbk PT	1 Month LIBOR BBA plus 0.75%	4/28/2017	142,400	143	(1,770)
Merrill Lynch	Bank Mandiri Persero Tbk PT	1 Month LIBOR BBA plus 0.75%	4/28/2017	260,200	202	(11,399)
Merrill Lynch	Bank Rakyat Indonesia Persero Tbk PT	1 Month LIBOR BBA plus 0.75%	4/28/2017	309,500	263	(18,703)
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00%	11/29/2016-11/30/2016	(126,600)	(30)	(4,099)

Malta
Merrill Lynch	Brait SE	1 Month LIBOR BBA minus 1.75%	10/18/2016	(9,319)	(96)	(8,209)

Mexico
Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/30/2016-1/17/2017	(23,100)	(119)	(20,302)
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	4/28/2017	6,300	61	(2,447)
Merrill Lynch	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/29/2016-1/17/2017	(411,700)	(303)	(149,295)
Merrill Lynch	Grupo Financiero Banorte S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	4/28/2017	17,000	97	(1,204)
Merrill Lynch	Grupo Financiero Santander Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	4/28/2017	30,500	55	(403)
Merrill Lynch	Kimberly-Clark de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	11/30/2016	26,500	63	(383)
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	6/7/2016-5/11/2017	(33,700)	(23)	(2,735)
Merrill Lynch	Organizacion Cultiba S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	8/22/2016-9/30/2016	(11,600)	(14)	(2,108)

Peru
Merrill Lynch	Cia de Minas Buenaventura SAA	1 Month LIBOR BBA minus 1.25%	1/17/2017	(16,900)	(71)	(106,163)

22	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Poland
Merrill Lynch	Bank Zachodni WBK S.A.	1 Month LIBOR BBA plus 0.80%	5/2/2017	938	$77	$(10,689)
Merrill Lynch	CCC S.A.	1 Month LIBOR BBA minus 1.00%	1/17/2017	(5,715)	(195)	(59,924)
Merrill Lynch	CCC S.A.	1 Month LIBOR BBA minus 2.00%	11/30/2016	(1,360)	(60)	(512)
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 8.00%	3/8/2017	(10,334)	(29)	(23,688)
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00%	2/6/2017	(11)	(15)	(1,043)
Merrill Lynch	Polski Koncern Naftowy ORLEN S.A.	1 Month LIBOR BBA plus 0.80%	8/1/2016-10/18/2016	10,985	211	(13,631)

Republic of Korea
Merrill Lynch	Dongkuk Steel Mill Co, Ltd.	1 Month LIBOR BBA minus 5.00%	9/26/2016-11/14/2016	(15,652)	(83)	(47,984)
Merrill Lynch	Doosan Engine Co, Ltd.	1 Month LIBOR BBA minus 5.00%	10/31/2016	(2,000)	(8)	(33)
Merrill Lynch	Doosan Engine Co, Ltd.	1 Month LIBOR BBA minus 8.00%	5/11/2017-5/12/2017	(8,741)	(30)	(3,262)
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 2.50%	1/17/2017	(328)	(25)	(4,528)
Merrill Lynch	Grand Korea Leisure Co, Ltd.	1 Month LIBOR BBA minus 4.00%	4/28/2017	(5,229)	(106)	(26,958)
Merrill Lynch	Hanjin Heavy Industries & Construction Co, Ltd.	1 Month LIBOR BBA minus 7.00%	12/23/2016	(7,333)	(25)	(1,186)
Merrill Lynch	Hyundai Rotem Co, Ltd.	1 Month LIBOR BBA minus 8.00%	10/17/2016-10/18/2016	(3,000)	(44)	(2,718)
Merrill Lynch	Interpark Corp.	1 Month LIBOR BBA minus 6.50%	5/12/2017	(2,876)	(49)	(397)
Merrill Lynch	KEPCO Engineering & Construction Co, Inc.	1 Month LIBOR BBA minus 8.00%	4/28/2017	(3,714)	(99)	(10,280)
Merrill Lynch	NICE Information Service Co, Ltd.	1 Month LIBOR BBA minus 5.00%	1/17/2017	(13,444)	(103)	(1,894)
Merrill Lynch	POSCO Chemtech Co, Ltd.	1 Month LIBOR BBA minus 5.00%	8/1/2016	(612)	(6)	(224)
Merrill Lynch	Samsung Electronics Co, Ltd.	1 Month LIBOR BBA plus 0.65%	7/22/2016-8/16/2016	2,598	3,015	(182,038)
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	5/12/2017	(488)	(33)	(481)
Merrill Lynch	SK Chemicals Co, Ltd.	1 Month LIBOR BBA minus 4.00%	10/18/2016	(1,420)	(91)	(1,390)

Russia
Merrill Lynch	Gazprom PAO	1 Month LIBOR BBA plus 0.80%	8/1/2016	4,098	21	(330)
Merrill Lynch	MMC Norilsk Nickel PJSC	1 Month LIBOR BBA plus 0.80%	9/19/2016	35,911	551	(21,125)
Merrill Lynch	Novatek OAO	1 Month LIBOR BBA minus 1.00%	10/17/2016-11/30/2016	(1,299)	(121)	(3,866)

South Africa
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00%	10/28/2016-4/10/2017	(84,375)	(40)	(19,729)
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.50%	2/6/2017	(20,964)	(6)	(9,175)
Merrill Lynch	Barloworld, Ltd.	1 Month LIBOR BBA plus 0.80%	9/19/2016-10/18/2016	59,298	380	(37,211)
Merrill Lynch	Coronation Fund Managers, Ltd.	1 Month LIBOR BBA minus 1.00%	1/17/2017-5/2/2017	(64,351)	(253)	(82,124)
Merrill Lynch	Discovery, Ltd.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(37,521)	(308)	(26,502)
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(145,121)	(111)	(34,491)
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	10/18/2016-11/30/2016	(44,451)	(141)	(43,084)
Merrill Lynch	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(16,304)	(194)	(12,863)
Merrill Lynch	Nedbank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-10/18/2016	18,888	327	(86,280)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	2/6/2017-3/8/2017	(71,533)	(151)	(92,521)
Merrill Lynch	RMB Holdings, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-10/18/2016	116,134	596	(121,767)
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	8/1/2016	5,832	76	(24,024)
Merrill Lynch	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	11/29/2016-11/30/2016	66,958	347	(81,239)
Merrill Lynch	Zeder Investments, Ltd.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(95,499)	(38)	(8,308)

Taiwan
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 6.50%	10/18/2016	(1,000)	(2)	(377)
Merrill Lynch	D-Link Corp.	1 Month LIBOR BBA minus 0.65%	9/26/2016-10/17/2016	(126,441)	(31)	(4,722)
Merrill Lynch	Fubon Financial Holding Co, Ltd.	1 Month LIBOR BBA plus 0.65%	9/19/2016	369,000	609	(165,818)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Merrill Lynch	Hon Hai Precision Industry Co, Ltd.	1 Month LIBOR BBA plus 0.65%	5/8/2017	156,450	$393	$(19,355)
Merrill Lynch	Mega Financial Holding Co, Ltd.	1 Month LIBOR BBA plus 0.65%	4/28/2017	93,000	66	(262)
Merrill Lynch	Taiwan Semiconductor Manufacturing Co, Ltd.	1 Month LIBOR BBA plus 0.65%	4/28/2017	124,000	617	(40,361)
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 4.50%	3/13/2017	(81,000)	(36)	(3,090)
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00%	3/13/2017	(71,000)	(31)	(3,137)
Merrill Lynch	Yuanta Financial Holding Co, Ltd.	1 Month LIBOR BBA plus 0.65%	4/28/2017	268,000	95	(7,126)

Turkey
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 1.50%	4/10/2017	(2,952)	(20)	(3,423)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00%	5/11/2017-5/12/2017	(19,868)	(154)	(2,537)
Merrill Lynch	Aselsan Elektronik Sanayi Ve Ticaret A.S.	1 Month LIBOR BBA minus 10.75%	5/2/2017	(2,295)	(15)	(1,492)
Merrill Lynch	Aselsan Elektronik Sanayi Ve Ticaret A.S.	1 Month LIBOR BBA minus 11.00%	5/2/2017	(3,443)	(22)	(2,468)
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 7.25%	10/17/2016-1/17/2017	(22,562)	(270)	(61,248)
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 8.00%	3/8/2017	(499,672)	(90)	(11,929)
Merrill Lynch	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.	1 Month LIBOR BBA minus 16.25%	5/2/2017	(112,127)	(56)	(2,703)
Merrill Lynch	Migros Ticaret A.S.	1 Month LIBOR BBA minus 7.75%	1/17/2017	(19,680)	(114)	(23,828)
Merrill Lynch	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 6.50%	11/30/2016-12/2/2016	(8,048)	(227)	(83,857)
Merrill Lynch	Pegasus Hava Tasimaciligi A.S.	1 Month LIBOR BBA minus 12.00%	1/17/2017	(48,918)	(272)	(13,596)
Merrill Lynch	Sekerbank TAS	1 Month LIBOR BBA minus 7.25%	5/2/2017	(89,295)	(50)	(163)

United States
Merrill Lynch	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.45%	5/2/2017	600	48	(1,242)
Merrill Lynch	Qunar Cayman Islands, Ltd.	1 Month LIBOR BBA minus 9.00%	5/2/2017	(8,400)	(336)	(6,937)
Merrill Lynch	Southern Copper Corp.	1 Month LIBOR BBA minus 2.20%	1/17/2017	(5,100)	(130)	(21,472)
Merrill Lynch	Vipshop Holdings, Ltd.	1 Month LIBOR BBA minus 0.40%	5/2/2017	(23,500)	(298)	(22,009)
					$5,819	$(4,197,041)

1.	As of April 30, 2016, cash in the amount of $2,170,000 was on deposit with a broker for total return equity swap contracts.

*	Share and Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

**	Represents less than one thousand dollars.

The	following abbreviations are used in the preceding pages:

ADR	—American Depositary Receipt

DVR	—Differential Voting Rights

GDR	—Global Depositary Receipt

NVDR	—Non-Voting Depositary Receipt

24	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$95,562,238	$—	$53,162	$95,615,400
Preferred Stocks	3,837,113	—	—	3,837,113
Warrants	12,895	—	—	12,895
Short-Term Investment
Repurchase Agreement	—	173,003	—	173,003

Total Investments in Securities	99,412,246	173,003	53,162	99,638,411

Other Financial Instruments
Total Return Equity Swap Contracts (c)	—	2,595,448	—	2,595,448

Total Investments in Securities and Other Financial Instruments	$99,412,246	$2,768,451	$53,162	$102,233,859

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Total Return Equity Swap Contracts (c)	$—	$(4,197,041)	$—	$(4,197,041)

Total Other Financial Instruments	$—	$(4,197,041)	$—	$(4,197,041)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $53,162 is held in China within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects the unrealized appreciation (depreciation) as shown in the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, a foreign equity security with a market value of $183,537 transferred from Level 1 to Level 3 as the price of this security was fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures compared with the prior year prices that were based on quoted prices in active markets

As of April 30, 2016, a foreign equity security with a market value of $209,597 transferred from Level 3 to Level 1as the price of this security was based on quoted prices in active markets compared with prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures.

As of April 30, 2016, total return equity swap contracts with an unrealized appreciation of $8,254 transferred from Level 3 to Level 2 as the value of this total return equity swap contract was based on quoted prices in active markets compared with prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (a)
Common Stocks
China	$148,427	$—	$(94,144)	$9,057	$—	$(193,715)	$183,537	$—	$53,162	$29,950
Hong Kong	209,597	—	—	—	—	—	—	(209,597)	—	—

Total	$358,024	$—	$(94,144)	$9,057	$—	$(193,715)	$183,537	$(209,597)	$53,162	$29,950

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (a)
Total Return Equity Swap Contracts (b)(c)	$62,140	$—	$—	$(53,886	)(d)	$—	$—	$—	$(8,254)	$—	$—

Total	$62,140	$—	$—	$(53,886)		$—	$—	$—	$(8,254)	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on total return equity swap contracts” in the Statement of Operations.

(b)	Total Return Equity swap contracts (expressed in terms of unrealized appreciation/depreciation)

(c)	Total Return Equity swap contracts with reference obligations of China COSCO Holdings Co., Ltd., China Shipping Container Lines Co., China Shipping Development Co., Ltd., PDG Realty S.A. Empreendimentos e Participacoes and SK Chemicals Co., Ltd.

(d)	Includes securities received through a corporate action.

26	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Emerging Markets Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$888,043	0.9%
Auto Components	681,330	0.7
Automobiles	3,829,302	3.8
Banks	10,529,707	10.5
Beverages	903,353	0.9
Building Products	347,470	0.3
Capital Markets	1,252,975	1.2
Chemicals	3,012,280	3.0
Communications Equipment	238,747	0.2
Construction & Engineering	2,072,476	2.1
Construction Materials	94,247	0.1
Consumer Finance	621,179	0.6
Distributors	853,473	0.8
Diversified Consumer Services	366,124	0.4
Diversified Financial Services	1,805,841	1.8
Diversified Telecommunication Services	3,998,352	4.0
Electric Utilities	2,558,047	2.5
Electrical Equipment	136,415	0.1
Electronic Equipment, Instruments & Components	2,343,960	2.3
Food & Staples Retailing	1,548,717	1.5
Food Products	3,861,987	3.8
Health Care Equipment & Supplies	265,998	0.3
Health Care Providers & Services	1,599,202	1.6
Hotels, Restaurants & Leisure	55,232	0.1
Household Durables	713,705	0.7
Independent Power & Renewable Electricity Producers	763,300	0.8
Industrial Conglomerates	2,940,995	2.9
Insurance	2,916,135	2.9
Internet Software & Services	4,592,306	4.6
IT Services	2,074,174	2.1
Machinery	791,740	0.8
Marine	343,106	0.3
Media	2,070,042	2.1
Metals & Mining	4,283,642	4.2
Multi-Utilities	28,376	0.0	‡
Multiline Retail	52,003	0.1
Oil, Gas & Consumable Fuels	7,078,913	7.0
Paper & Forest Products	969,881	1.0
Personal Products	427,133	0.4
Pharmaceuticals	1,119,252	1.1
Real Estate Investment Trusts	585,797	0.6
Real Estate Management & Development	2,416,142	2.4
Semiconductors & Semiconductor Equipment	6,162,615	6.1
Software	876,618	0.9
Specialty Retail	408,386	0.4
Technology Hardware, Storage & Peripherals	2,027,157	2.0
Textiles, Apparel & Luxury Goods	2,956,158	2.9

	Value	Percent †
Thrifts & Mortgage Finance	$744,619	0.7%
Tobacco	1,163,308	1.2
Trading Companies & Distributors	418,183	0.4
Transportation Infrastructure	2,594,011	2.6
Water Utilities	447,516	0.4
Wireless Telecommunication Services	3,808,741	3.8

	99,638,411	98.9
Other Assets, Less Liabilities	1,081,944	1.1

Net Assets	$100,720,355	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $102,566,362)	$99,638,411
Cash collateral on deposit at broker	2,170,000
Cash denominated in foreign currencies (identified cost $844,795)	820,059
Receivables:
Dividends and interest	101,567
Fund shares sold	3,295
Premiums paid for total return equity swap contracts	6,950
Unrealized appreciation on total return equity swap contracts	2,595,448
Other assets	36,399

Total assets	105,372,129

Liabilities
Due to custodian	137,357
Payables:
Custodian	176,385
Fund shares redeemed	64,654
Manager (See Note 3)	35,595
Professional fees	22,661
Foreign capital gains tax (See Note 2(C))	7,162
Shareholder communication	6,048
Transfer agent (See Note 3)	2,114
NYLIFE Distributors (See Note 3)	1,123
Trustees	308
Broker fees and charges on short sales	229
Unrealized depreciation on total return equity swap contracts	4,197,041
Accrued expenses	1,097

Total liabilities	4,651,774

Net assets	$100,720,355

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,768
Additional paid-in capital	137,190,552

137,203,320
Distributions in excess of net investment income	(709,789)
Accumulated net realized gain (loss) on investments, total return equity swap transactions and foreign currency transactions (a)	(31,214,556)
Net unrealized appreciation (depreciation) on investments and total return equity swap contracts (b)	(4,534,817)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(23,803)

Net assets	$100,720,355

Class A
Net assets applicable to outstanding shares	$2,248,051

Shares of beneficial interest outstanding	285,572

Net asset value per share outstanding	$7.87
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.33

Investor Class
Net assets applicable to outstanding shares	$513,601

Shares of beneficial interest outstanding	65,407

Net asset value per share outstanding	$7.85
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.31

Class C
Net assets applicable to outstanding shares	$664,705

Shares of beneficial interest outstanding	85,173

Net asset value and offering price per share outstanding	$7.80

Class I
Net assets applicable to outstanding shares	$97,293,998

Shares of beneficial interest outstanding	12,331,533

Net asset value and offering price per share outstanding	$7.89

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $5,273.

28	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$995,527
Securities lending income	18,987
Interest	266

Total income	1,014,780

Expenses
Manager (See Note 3)	591,943
Custodian	337,032
Professional fees	47,504
Registration	29,915
Broker fees and charges on short sales	10,209
Shareholder communication	7,751
Transfer agent (See Note 3)	6,789
Distribution/Service—Class A (See Note 3)	2,836
Distribution/Service—Investor Class (See Note 3)	591
Distribution/Service—Class C (See Note 3)	3,009
Trustees	1,486
Miscellaneous	9,620

Total expenses before waiver/reimbursement	1,048,685
Expense waiver/reimbursement from Manager (See Note 3)	(304,666)

Net expenses	744,019

Net investment income (loss)	270,761

Realized and Unrealized Gain (Loss) on Investments, Total Return Equity Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(8,030,946)
Total return equity swap transactions	(1,162,419)
Foreign currency transactions	(86,739)

Net realized gain (loss) on investments, total return equity swap transactions and foreign currency transactions	(9,280,104)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	4,910,046
Total return equity swap contracts	(1,964,988)
Translation of other assets and liabilities in foreign currencies	11,986

Net change in unrealized appreciation (depreciation) on investments, total return equity swap contracts and foreign currency transactions	2,957,044

Net realized and unrealized gain (loss) on investments, total return equity swap transactions and foreign currency transactions	(6,323,060)

Net increase (decrease) in net assets resulting from operations	$(6,052,299)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $128,274.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $64,898.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $61,682.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$270,761	$2,418,419
Net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(9,280,104)	(16,947,975)
Net change in unrealized appreciation (depreciation) on investments, total return equity swap contracts and foreign currency transactions	2,957,044	(13,176,058)

Net increase (decrease) in net assets resulting from operations	(6,052,299)	(27,705,614)

Dividends and distributions to shareholders:
From net investment income:
Class A	(72,077)	(49,653)
Investor Class	(13,116)	(8,679)
Class C	(13,432)	(13,906)
Class I	(3,451,893)	(5,648,748)

	(3,550,518)	(5,720,986)

From net realized gain on investments:
Class A	—	(8,320)
Investor Class	—	(1,514)
Class C	—	(2,813)
Class I	—	(907,403)

	—	(920,050)

Total dividends and distributions to shareholders	(3,550,518)	(6,641,036)

Capital share transactions (a):
Net proceeds from sale of shares	12,120,942	70,015,955
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,543,235	6,637,598
Cost of shares redeemed	(31,128,883)	(101,735,444)

Increase (decrease) in net assets derived from capital share transactions	(15,464,706)	(25,081,891)

Net increase (decrease) in net assets	(25,067,523)	(59,428,541)

Net Assets
Beginning of Period	125,787,878	185,216,419

End of Period	$100,720,355	$125,787,878

Undistributed (distributions in excess of) net investment income at end of period	$(709,789)	$2,569,968

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 9).

30	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2016*		Year ended October 31, 2015	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$8.50		$10.40	$10.00

Net investment income (loss) (a)	0.01		0.13	0.15
Net realized and unrealized gain (loss) on investments	(0.40)		(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.04)	(0.02)

Total from investment operations	(0.39)		(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.24)		(0.32)	(0.02)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.24)		(0.37)	(0.02)

Net asset value at end of period	$7.87		$8.50	$10.40

Total investment return (b)	(4.62	%)(c)	(14.97%)	4.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27	% ††	1.37%	1.57	%††
Net expenses (excluding short sale expenses)	1.60	% ††	1.60%	1.60	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.19	% ††	1.87%	1.90	%††
Short sale expenses	0.02	% ††	0.01%	0.01	%††
Portfolio turnover rate	54%		185%	153%
Net assets at end of period (in 000’s)	$2,248		$2,537	$1,564

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

Investor Class	Six months ended April 30, 2016*		Year ended October 31, 2015	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$8.47		$10.38	$10.00

Net investment income (loss) (a)	0.00	‡	0.09	0.13
Net realized and unrealized gain (loss) on investments	(0.39)		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.04)	(0.02)

Total from investment operations	(0.39)		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.23)		(0.30)	(0.02)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.23)		(0.35)	(0.02)

Net asset value at end of period	$7.85		$8.47	$10.38

Total investment return (b)	(4.72	%)(c)	(15.21%)	3.97	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05	% ††	1.01%	1.33	%††
Net expenses (excluding short sale expenses)	1.82	% ††	1.84%	1.83	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.41	% ††	2.11%	2.13	%††
Short sale expenses	0.02	% ††	0.01%	0.01	%††
Portfolio turnover rate	54%		185%	153%
Net assets at end of period (in 000’s)	$514		$542	$270

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2016*		Year ended October 31, 2015	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$8.39		$10.32	$10.00

Net investment income (loss) (a)	(0.02)		0.02	0.05
Net realized and unrealized gain (loss) on investments	(0.40)		(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.04)	(0.02)

Total from investment operations	(0.42)		(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.17)		(0.26)	(0.01)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.17)		(0.31)	(0.01)

Net asset value at end of period	$7.80		$8.39	$10.32

Total investment return (b)	(5.04	%)(c)	(15.88%)	3.29	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66	%)††	0.22%	0.50	%††
Net expenses (excluding short sale expenses)	2.57	% ††	2.59%	2.58	%††
Expenses (including short sales expenses, before waiver/reimbursement)	3.16	% ††	2.86%	2.88	%††
Short sale expenses	0.02	% ††	0.01%	0.01	%††
Portfolio turnover rate	54%		185%	153%
Net assets at end of period (in 000’s)	$665		$598	$519

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

Class I	Six months ended April 30, 2016*		Year ended October 31, 2015	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.02		0.13	0.18
Net realized and unrealized gain (loss) on investments	(0.40)		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.04)	(0.02)

Total from investment operations	(0.38)		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.26)		(0.33)	(0.02)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.26)		(0.38)	(0.02)

Net asset value at end of period	$7.89		$8.53	$10.42

Total investment return (b)	(4.49	%)(c)	(14.72%)	4.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52	% ††	1.37%	1.85	%††
Net expenses (excluding short sale expenses)	1.35	% ††	1.35%	1.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.94	% ††	1.62%	1.65	%††
Short sale expenses	0.02	% ††	0.01%	0.01	%††
Portfolio turnover rate	54%		185%	153%
Net assets at end of period (in 000’s)	$97,294		$122,110	$182,864

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date for all classes was on November 15, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-

Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

35

Notes to Financial Statements (Unaudited) (continued)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, certain foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security,

36	MainStay Emerging Markets Opportunities Fund

index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

37

Notes to Financial Statements (Unaudited) (continued)

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated tomake. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(K)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as

38	MainStay Emerging Markets Opportunities Fund

unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2016, the Fund had securities on loan with a value of $673,912 and had received non-cash collateral of $720,240. The Fund earned income from securities loaned in the amount of $18,987 as reflected in the Statement of Operations.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

39

Notes to Financial Statements (Unaudited) (continued)

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securites, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on total return equity swap contracts	$2,595,448	$2,595,448

Total Fair Value		$2,595,448	$2,595,448

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on total return equity swap contracts	$(4,197,041)	$(4,197,041)

Total Fair Value		$(4,197,041)	$(4,197,041)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on total return equity swap transactions	$(1,162,419)	$(1,162,419)

Total Realized Gain (Loss)		$(1,162,419)	$(1,162,419)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on total return equity swap contracts	$(1,964,988)	$(1,964,988)

Total Change in Unrealized Appreciation (Depreciation)		$(1,964,988)	$(1,964,988)

Average Notional Amount

	Equity Contracts Risk	Total
Total Return Equity Swap Contracts Long	$29,305,479	$29,305,479
Total Return Equity Swap Contracts Short	$(25,748,280)	$(25,748,280)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Merrill Lynch	$2,595,448	$(2,595,448)	$—	$—

40	MainStay Emerging Markets Opportunities Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Merrill Lynch	$4,197,041	$(2,595,448)	$(1,601,593)	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $591,943 and waived its fees and/or reimbursed expenses in the amount of $304,666.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $343 and $300, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $82 and $492, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$118
Investor Class	551
Class C	701
Class I	5,419

41

Notes to Financial Statements (Unaudited) (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $21,433,278 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$16,931	$4,502

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from: Ordinary Income	$6,641,036

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the

Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $57,567 and $76,369, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	29,224	$225,454
Shares issued to shareholders in reinvestment of dividends and distributions	8,433	65,022
Shares redeemed	(50,881)	(386,732)

Net increase (decrease) in shares outstanding before conversion	(13,224)	(96,256)
Shares converted into Class A (See Note 1)	320	2,532

Net increase (decrease)	(12,904)	$(93,724)

Year ended October 31, 2015 (a):
Shares sold	228,610	$2,228,973
Shares issued to shareholders in reinvestment of dividends and distributions	5,765	54,535
Shares redeemed	(75,112)	(688,776)

Net increase (decrease) in shares outstanding before conversion	159,263	1,594,732
Shares converted from Class A (See Note 1)	(11,141)	(91,100)

Net increase (decrease)	148,122	$1,503,632

42	MainStay Emerging Markets Opportunities Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	9,660	$72,603
Shares issued to shareholders in reinvestment of dividends and distributions	1,704	13,116
Shares redeemed	(9,605)	(74,385)

Net increase (decrease) in shares outstanding before conversion	1,759	11,334
Shares converted from Investor Class (See Note 1)	(321)	(2,532)

Net increase (decrease)	1,438	$8,802

Year ended October 31, 2015 (a):
Shares sold	36,248	$340,397
Shares issued to shareholders in reinvestment of dividends and distributions	1,079	10,193
Shares redeemed	(10,530)	(94,209)

Net increase (decrease) in shares outstanding before conversion	26,797	256,381
Shares converted into Investor Class (See Note 1)	11,166	91,100

Net increase (decrease)	37,963	$347,481

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	28,698	$219,150
Shares issued to shareholders in reinvestment of dividends and distributions	1,722	13,204
Shares redeemed	(16,551)	(127,541)

Net increase (decrease)	13,869	$104,813

Year ended October 31, 2015:
Shares sold	41,845	$406,986
Shares issued to shareholders in reinvestment of dividends and distributions	1,775	16,719
Shares redeemed	(22,617)	(214,301)

Net increase (decrease)	21,003	$209,404

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,481,620	$11,603,735
Shares issued to shareholders in reinvestment of dividends and distributions	447,136	3,451,893
Shares redeemed	(3,916,705)	(30,540,225)

Net increase (decrease)	(1,987,949)	$(15,484,597)

Year ended October 31, 2015:
Shares sold	7,018,899	$67,039,599
Shares issued to shareholders in reinvestment of dividends and distributions	692,307	6,556,151
Shares redeemed	(10,937,291)	(100,738,158)

Net increase (decrease)	(3,226,085)	$(27,142,408)

(a)	The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Emerging Markets Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

44	MainStay Emerging Markets Opportunities Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into

46	MainStay Emerging Markets Opportunities Fund

account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay Emerging Markets Opportunities Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695875 MS164-16	MSEMR10-06/16 (NYLIM) NL070

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 8, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2016

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.